UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3618

Metropolitan Series Fund, Inc.

(Exact name of registrant as specified in charter)

501 Boylston Street

Boston, Massachusetts 02116

(Address of Principal Executive Office)

MICHAEL P. LAWLOR, ESQ.

MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Copy to:

JOHN M. LODER, ESQ.

Ropes & Gray, LLP

One International Place

Boston, Massachusetts 02110

Registrant’s telephone number, including area code: 617-578-4036

Date of fiscal year end: December 31

Date of reporting period: January 1, 2010 through June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Managed by Artio Global Management LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2010, the Class A, B and E shares of the Artio International Stock Portfolio returned -12.23%, -12.36%, and -12.25%, respectively, compared to its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index (ex-U.S.)1, which returned -11.06%.

MARKET ENVIRONMENT/CONDITIONS

The New Year got off to a tough start for international equity markets but turned brighter as we moved into March. After most developed and emerging markets posted negative returns in the first two months of the year, the tide turned and all markets (with the lone exception of earthquake-stricken Chile) posted positive results for the final month of the first quarter.

The Greek and Chinese economies grabbed most of the headlines during the period. During March, European leaders backed a joint French-German aid proposal that combined a mix of International Monetary Fund and bilateral loans to help tackle Greece’s record debt burden. As Greece tried to manage its crisis, investors became apprehensive that other countries using the euro, including Spain, Portugal, Italy and Ireland, would be unable to pay back their own swelling debt. Some of these fears were heightened when, in late March, a leading credit rating agency downgraded Portugal’s debt amid growing concern about the government’s ability to service its borrowings.

Within emerging markets, Chinese exports posted a rebound in February over the prior year (signaling consumer demand from Western nations is on the rise). Potential signs of bubbles began to appear, particularly in the property markets. In an effort intended to cool the fast-growing economy after loan growth accelerated and property prices surged, the Chinese government twice ordered banks to set aside more deposits as reserves during the quarter.

It’s worth noting that Japan, amongst large, developed markets, still holds the performance lead through period end. While deflation remains a concern, the Japanese government took steps in March to ease monetary policy by enlarging loan programs for banks at a time when other industrialized nations are contemplating steps that would roll back some of the stimulus measures that were put in place at the height of the financial crisis. This would then alleviate the need for the government to add to its already high public debt load.

The second quarter of the year was a turbulent one for global markets. In April, Greece raced to complete negotiations on $144 billion in loans to save the country from default. The sixteen other euro nations came to the rescue, some begrudgingly, in early May with a $962 billion package to shore up the finances of the most indebted countries (including Spain, Portugal and Italy). Unfortunately, this was not enough to put investors’ minds at ease and markets fell shortly after the announcement due to concerns that Greece may not even meet the criteria necessary to get the funds.

Meanwhile, on fears that their own economies could slip into a situation similar to Greece, other European governments took steps to show investors that they were starting an era of belt-tightening. In May, Spain, Portugal and Italy announced they were cutting billions to help close their huge budget gaps. In June, the UK’s new coalition government unveiled an emergency budget that combined spending cuts and tax increases to help the country in its fiscal retrenchment (UK budget deficits are second in Europe to only those of Greece). Spain and France also moved forward with austerity plans, including increasing the retirement age and raising income taxes on the wealthy.

European market volatility also impacted the euro which, in May, dropped to its lowest exchange rate to the U.S. dollar since May 2009. Although there were moments that the currency was pushed higher, such as after the strong demand seen at a Spanish bond auction in mid-June, it was not enough to sustain any type of extended rally. With this in mind, the European Central Bank left the benchmark interest rate at historic lows at its most recent meeting.

In an attempt to protect wealth from the uncertainties in Europe and elsewhere, gold rose to record levels in mid-June. Investors sought to buy the commodity amid speculation that the debt-cutting measures being enacted by European nations will slow economic growth.

At the end of the period, stocks slid around the world in part due to a report by the Conference Board (an independent research organization) that said its leading economic index for China rose less than expected in June (coupled with a fall in the U.S. consumer confidence index). Emerging markets fared better than their developed counterparts during the second quarter. Asia grabbed much of the headlines. Escalating tensions between North and South Korea had a greater than normal impact on the markets given investors already jittery nerves. In addition, in June, China pledged to allow greater currency flexibility, something most of the developed world, particularly the U.S., had been pushing for years. Soon after the government made the announcement, it allowed the yuan to close at the strongest level versus the U.S. dollar since 2005. Although China will still control any appreciation, predicted to be gradual, the move is expected to limit the unfair advantage Chinese exporters had due to their artificially low currency.

PORTFOLIO REVIEW/CURRENT POSITIONING

For the reviewing period, our overweight in Hungary and stock selection in Russia, particularly in the metals and banking sectors, detracted from performance. An underweight to China and stock selection therein also hurt performance. Subsequently, an underweight to Japanese equities as well as stock and sector allocations also diminished relative returns, in particular, holdings in the consumer discretionary.

On the other hand, sector allocation within developed markets contributed positively to performance. Our underweight to developed market financials and to energy’s large integrated oil companies such

MSF-1

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Managed by Artio Global Management LLC

Portfolio Manager Commentary*

as BP plc helped performance. Additionally, security selection in materials also added to performance. Furthermore, our hedging exposure in select emerging and smaller developed European currencies helped bolster returns.

While equity markets have weakened as of June 30, 2010, our belief that there are long-term opportunities within the emerging world remained intact. At the core of our international equity portfolios are those sectors and companies in both developed and emerging markets which we feel are likely beneficiaries of the growth in emerging market consumption.

As China and other emerging countries refocus their economic orientation from exports toward domestic consumption, we believe this long-term policy shift will have profound implications for investors. With per capita incomes expected to rise within emerging markets, the growth in spending is having an increasingly important influence on the profitability of select companies whose revenues are tied to consumers in China, India, Brazil and even sub-Saharan Africa. As a result of this unfolding story, we are strategically positioning portfolios to capitalize on these trends.

In developed markets, we continued to favor global leaders with strong brands—titans of industry—with export muscle into emerging markets. We had moved to an overweight position in European companies which we believe stood to benefit from their enhanced competitive position (given a weak euro), dominant brand power and market innovation. Many consumer-oriented companies in Western Europe fit this bill and were traded at large discounts to their emerging market equivalents largely due to the effects of the sovereign debt crisis. In addition to consumer-related companies, we found select capital goods and industrial companies attractive, including airport operators and those involved in trucking, logistics and electrical equipment. This macro backdrop provided us with an opportunity to invest in a wide range of companies that generate a large percentage of their sales from emerging markets, at attractive valuations

With regard to European financials, we are wary of the potential for another solvency crisis. Very few banks in Europe had taken on a convincing recapitalization program. Leverage remained extremely high and we believe sovereign debt, while hard to pinpoint within the banking system, is a potential time bomb. As a result, we limited our exposure to a few franchise banks which we viewed as higher quality, more exposed to retail deposit funding and more attractively valued.

Finally, as a hedge against currency debasement, we continued to be drawn to gold and gold mining stocks. Against the backdrop of a sovereign debt crisis in Europe and unprecedented levels of debt in the U.S. and other developed countries, we maintained a high single-digit weighting within this area as of the end of the period.

Richard Pell

Rudolph-Riad Younes

Portfolio Managers

Artio Global Management LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD INDEX (EX-U.S.)

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2010

	6 Months	1 Year	5 Year	10 Year	Since Inception[2]
Artio International Stock Portfolio
Class A	-12.23	6.74	-1.74	-2.04	—
Class B	-12.36	6.61	-1.99	—	1.25
Class E	-12.25	6.67	-1.88	—	- 0.35
MSCI All Country World Index (ex-U.S.)	-11.06	10.43	3.38	—	—

1 The Morgan Stanley Capital International All Country World Index (ex-U.S.) is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes. The inception date of the index was 2/1/01.

2 Inception dates of the Class A, Class B and Class E shares are 5/1/91, 5/1/02 and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2010

Top Holdings

% of Net Assets
Market Vectors Gold Miners ETF	4.9
Novartis AG	1.8
Unilever NV	1.7
iShares MSCI EAFE Index Fund	1.7
Barrick Gold Corp.	1.7
Sberbank of Russian Federation	1.7
GlaxoSmithKline plc	1.6
Rio Tinto plc	1.3
Reckitt Benckiser Group plc	1.3
Nestle S.A.	1.3

Top Countries

% of Net Assets
United Kingdom	15.1
United States	12.8
Japan	9.3
Switzerland	7.0
Germany	6.5
Canada	6.0
France	5.1
Netherlands	4.8
Russia	4.0
India	3.0

MSF-3

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 through June 30, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Artio International Stock Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses paid during period* January 1, 2010 to June 30, 2010
Class A(a)	Actual	0.92%	$1,000.00	$877.66	$4.28
	Hypothetical	0.92%	$1,000.00	$1,020.17	$4.61

Class B(a)	Actual	1.17%	$1,000.00	$876.38	$5.44
	Hypothetical	1.17%	$1,000.00	$1,018.92	$5.86

Class E(a)	Actual	1.07%	$1,000.00	$877.52	$4.98
	Hypothetical	1.07%	$1,000.00	$1,019.42	$5.36

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—86.1% of Net Assets

Security Description	Shares	Value*

Australia—1.1%
Asciano Group	990,283	$1,346,298
Lihir Gold, Ltd.	379,956	1,381,868
MAp Group	2,685,366	6,072,889
Newcrest Mining, Ltd. (a)	116,227	3,443,481

		12,244,536

Austria—1.4%
Erste Group Bank AG	345,847	11,058,326
OMV AG	112,043	3,393,923

		14,452,249

Belgium—0.3%
KBC Groep NV	73,029	2,815,292

Bermuda—0.5%
China Yurun Food Group, Ltd. (HKD) (a)	951,000	2,976,996
GOME Electrical Appliances Holdings, Ltd. (HKD) (a)	6,604,879	1,987,080

		4,964,076

Brazil—1.2%
All-America Latina Logistica S.A.	24,807	196,305
Amil Participacoes S.A. (b)	58,657	478,879
BRF-Brasil Foods S.A.	229,553	3,031,796
Centrais Eletricas Brasileiras S.A.	69,958	930,200
Hypermarcas S.A. (b)	540,337	6,979,861
Vale S.A. (ADR) (a)	71,908	1,750,960

		13,368,001

Canada—6.0%
Agnico-Eagle Mines, Ltd.	44,377	2,702,246
Bank of Montreal (a)	44,546	2,425,238
Bank of Nova Scotia	76,001	3,515,015
Barrick Gold Corp.	388,796	17,714,038
Canadian Imperial Bank of Commerce (a)	32,753	2,042,604
Canadian Pacific Railway, Ltd. (a)	15,672	843,189
EnCana Corp.	32,140	977,034
Goldcorp, Inc.	185,208	8,139,687
IAMGOLD Corp.	40,028	708,430
IGM Financial, Inc.	8,529	298,521
Ivanhoe Mines, Ltd. (b)	135,928	1,767,429
Kinross Gold Corp.	53,624	920,237
Potash Corp. of Saskatchewan, Inc.	9,551	825,733
Royal Bank of Canada (a)	114,969	5,496,137
Silver Wheaton Corp. (b)	251,974	5,067,753
Suncor Energy, Inc.	122,031	3,604,951
Talisman Energy, Inc.	155,905	2,366,763
The Toronto-Dominion Bank (a)	71,901	4,676,565

		64,091,570

Cayman Islands—1.2%
China Mengniu Dairy Co., Ltd. (HKD)	1,739,000	5,627,455
Hengan International Group Co., Ltd. (HKD) (a)	415,000	3,346,027
Mindray Medical International, Ltd. (ADR) (a)	73,055	2,295,388
Sands China, Ltd. (HKD) (a) (b)	728,800	1,069,814

		12,338,684

Security Description	Shares	Value*

China—0.6%
Beijing Capital International Airport Co., Ltd. (a)	726,642	$427,298
Shandong Weigao Group Medical Polymer Co., Ltd.	374,000	1,629,373
Sinopharm Group Co. (a) (b)	1,172,000	4,273,484
Tsingtao Brewery Co., Ltd.	114,000	529,087

		6,859,242

Czech Republic—1.1%
Komercni Banka a.s.	69,393	11,281,777

Denmark—0.8%
AP Moller-Maersk A/S (Series B)	320	2,521,796
Novo Nordisk A/S	76,707	6,219,118

		8,740,914

Finland—1.1%
Fortum Oyj	97,086	2,148,105
Kesko Oyj	49,758	1,619,442
Stora Enso Oyj	472,539	3,397,569
UPM-Kymmene Oyj	310,296	4,132,496

		11,297,612

France—5.1%
Aeroports de Paris	30,845	1,975,684
Carrefour S.A.	41,765	1,657,393
CFAO S.A. (a)	22,286	603,344
Cie Generale d’Optique Essilor International S.A.	18,866	1,128,983
Eutelsat Communications	82,093	2,756,519
Groupe Danone	216,308	11,609,832
lliad S.A. (a)	30,184	2,353,113
LVMH Moet Hennessy Louis Vuitton S.A. (a)	59,322	6,494,565
Pinault-Printemps-Redoute S.A.	32,683	4,053,658
Publicis Groupe (a)	65,327	2,610,018
Safran S.A.	21,302	593,732
Sanofi-Aventis S.A.	123,985	7,514,558
Schneider Electric S.A.	23,468	2,387,352
Sodexho	38,109	2,121,388
Technip S.A.	24,156	1,382,366
Vallourec S.A.	7,242	1,242,778
Veolia Environnement (a)	104,054	2,442,780
Vinci S.A.	45,288	1,874,326

		54,802,389

Germany—6.0%
Allianz SE (a)	45,699	4,560,753
Bayer AG	45,793	2,567,977
Daimler AG	154,399	7,857,968
Deutsche Boerse AG (a)	57,553	3,514,465
E.ON AG (a)	163,596	4,426,293
Fraport AG Frankfurt Airport Services (a)	300,733	12,846,495
Fresenius SE	107,194	7,164,054
HeidelbergCement AG (a)	80,257	3,842,061
Henkel AG & Co. KGaA (a)	5,772	236,923
MAN AG (a)	99,664	8,258,166

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value*

Germany—(Continued)
Metro AG (a)	23,099	$1,180,298
RWE AG (a)	43,041	2,819,658
SAP AG (a)	71,682	3,200,098
Siemens AG	25,182	2,264,884

		64,740,093

Greece—0.3%
Coca-Cola Hellenic Bottling Co. S.A.	163,703	3,510,480

Hong Kong—1.4%
China Merchants Holdings International Co., Ltd. (a)	1,212,468	4,014,987
China Resources Enterprise, Ltd.	2,301,000	8,469,050
Lenovo Group, Ltd.	4,463,000	2,394,915

		14,878,952

Hungary—0.6%
OTP Bank Nyrt (a)	327,371	6,635,576

India—3.0%
ACC, Ltd.	99,944	1,876,600
Ambuja Cements, Ltd.	357,424	875,366
Axis Bank, Ltd.	183,883	4,859,092
Bharti Airtel, Ltd.	122,334	684,989
Dr. Reddy’s Laboratories, Ltd.	14,510	448,767
ICICI Bank, Ltd.	444,465	8,135,187
ICICI Bank, Ltd. (ADR) (a)	29,754	1,075,310
Larsen & Toubro, Ltd.	215,713	8,367,443
Tata Steel, Ltd.	462,929	4,801,155
Ultratech Cement, Ltd.	78,829	1,483,846

		32,607,755

Indonesia—0.2%
Telekomunikasi Indonesia Tbk PT	1,974,664	1,664,580

Ireland—0.2%
Dragon Oil plc (b)	330,351	1,989,997

Israel—0.5%
Teva Pharmaceutical Industries, Ltd. (ADR)	103,503	5,381,121

Italy—0.8%
Buzzi Unicem S.p.A. (a)	177,443	1,788,216
Eni S.p.A.	166,795	3,077,400
Saipem S.p.A.	51,438	1,571,168
Telecom Italia S.p.A.	2,154,334	2,386,513

		8,823,297

Japan—9.3%
Aisin Seiki Co., Ltd.	27,301	736,842
Asahi Breweries, Ltd. (a)	61,600	1,040,208
Asahi Glass Co., Ltd.	271,000	2,525,969
Canon, Inc.	82,667	3,078,946
Central Japan Railway Co.	476	3,916,062
Daikin Industries, Ltd.	33,908	1,033,832

Security Description	Shares	Value*

Japan—(Continued)
Denso Corp.	50,290	$1,389,001
East Japan Railway Co.	43,300	2,883,455
Eisai Co., Ltd. (a)	16,480	544,636
Fanuc, Ltd.	36,363	4,075,418
Fukuoka Financial Group, Inc.	201,000	832,804
Honda Motor Co., Ltd. (a)	282,583	8,198,294
Itochu Corp.	265,457	2,067,635
Kirin Holdings Co., Ltd.	117,600	1,479,452
Komatsu, Ltd.	78,025	1,408,483
Kubota Corp.	93,731	715,039
Kyocera Corp.	6,943	560,103
Matsushita Electric Industrial Co., Ltd.	238,960	2,980,819
Mazda Motor Corp.	419,000	977,189
Mitsubishi Corp.	166,819	3,472,609
Mitsubishi Electric Corp.	308,607	2,401,268
Mitsubishi UFJ Financial Group, Inc.	853,300	3,864,212
Mitsubishi UFJ Lease & Finance Co., Ltd.	29,650	997,143
NGK Insulators, Ltd.	67,000	1,040,529
Nidec Corp.	66,400	5,555,610
Nintendo Co., Ltd.	18,700	5,441,702
Nippon Telephone & Telegraph Corp.	24,000	978,900
Nissan Motor Co., Ltd.	351,200	2,432,120
NSK, Ltd.	60,000	416,920
NTT DoCoMo, Inc.	975	1,472,924
Resona Holdings, Inc.	130,200	1,582,165
Ricoh Co., Ltd.	63,762	809,548
Shin-Etsu Chemical Co., Ltd.	12,582	584,748
SMC Corp.	25,700	3,427,628
Sony Corp.	84,613	2,249,953
Stanley Electric Co., Ltd.	21,300	352,193
Sumitomo Mitsui Financial Group, Inc.	141,900	4,001,861
Suzuki Motor Corp.	200,695	3,936,165
Takeda Pharmaceutical Co., Ltd.	16,575	708,640
The Bank of Yokohama, Ltd.	338,600	1,544,459
The Chiba Bank, Ltd.	268,300	1,614,741
The Sumitomo Trust & Banking Co., Ltd.	426,800	2,168,939
Toyota Motor Corp.	118,870	4,083,707
Unicharm Corp.	35,770	4,024,092

		99,606,963

Luxembourg—0.7%
Evraz Group S.A. (GDR)	193,553	4,447,255
L’Occitane International S.A. (b)	175,091	381,803
SES S.A.	129,160	2,696,410

		7,525,468

Mexico—1.4%
Cemex S.A.B. de C.V.	1,174,872	1,148,347
Cemex S.A.B. de C.V. (ADR) (a)	389,250	3,764,047
Fomento Economico Mexicano S.A.B. de C.V. (ADR)	171,084	7,382,275
Grupo Comercial Chedraui S.A. de C.V. (b)	120,312	316,965
Grupo Financiero Banorte S.A.B. de C.V.	550,865	2,103,907

		14,715,541

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value*

Netherlands—4.8%
ASML Holding NV	18,129	$500,373
European Aeronautic Defense & Space Co. NV (a)	100,252	2,056,034
Heineken NV	100,331	4,274,528
ING Groep NV	373,945	2,790,423
Koninklijke KPN NV	424,042	5,441,978
Koninklijke Philips Electronics NV	137,893	4,131,065
Randstad Holding NV	51,166	2,024,160
TNT NV	263,542	6,676,055
Unilever NV (a)	686,287	18,806,683
X5 Retail Group NV (GDR) (b)	148,680	4,939,911

		51,641,210

Norway—1.1%
DnB NOR ASA	164,069	1,584,217
Marine Harvest ASA (a) (b)	3,106,519	2,064,252
StatoilHydro ASA (a)	350,571	6,784,938
Telenor ASA	124,867	1,573,601

		12,007,008

Poland—1.5%
Bank Pekao S.A.	160,282	7,379,807
Bank Zachodni WBK S.A.	9,318	533,089
Powszechna Kasa Oszczednosci Bank Polski S.A.	747,846	8,052,756

		15,965,652

Portugal—0.2%
Galp Energia, SGPS, S.A. (a)	151,314	2,270,816

Russia—4.0%
Gazpromneft JSC (ADR) (b)	64,400	1,193,490
IDGC Holding JSC (b)	7,853,609	824,629
Magnit OAO (GDR)	261,505	4,476,139
Mechel (ADR)	78,075	1,416,281
MMC Norilsk Nickel (ADR) (a)	313,943	4,558,452
NovaTek OAO (GDR)	23,539	1,669,863
Novolipetsk Steel OJSC (GDR)	19,750	505,610
Novorossiysk Commercial Sea Port (GDR)	45,750	492,699
OGK-3 OJSC	2,258,553	118,574
OGK-4 OJSC	8,116,992	641,242
Rosneft Oil Co. (GDR)	668,663	4,070,178
Sberbank of Russian Federation	7,376,526	17,692,384
Uralkali (GDR)	95,828	1,689,766
VTB Bank OJSC (GDR)	687,148	3,250,188

		42,599,495

South Africa—1.8%
AngloGold Ashanti, Ltd.	41,980	1,825,973
Aspen Pharmacare Holdings, Ltd.	475,583	4,719,667
Impala Platinum Holdings, Ltd.	81,191	1,894,071
Massmart Holdings, Ltd.	80,069	1,233,682
Shoprite Holdings, Ltd.	394,521	4,263,455
Standard Bank Group, Ltd.	278,273	3,704,266
Tiger Brands, Ltd.	71,193	1,580,196

		19,221,310

Security Description	Shares	Value*

South Korea—1.5%
Hankook Tire Co., Ltd.	32,100	$727,941
Hyundai Motor Co.	56,245	6,588,652
POSCO	10,759	4,083,458
Samsung Electronics Co., Ltd.	6,736	4,229,452

		15,629,503

Spain—0.2%
Amadeus IT Holding S.A. (b)	53,238	841,554
Repsol YPF S.A. (a)	53,575	1,087,907

		1,929,461

Sweden—1.1%
Atlas Copco AB (Series A) (a)	133,631	1,967,464
Hennes & Mauritz AB (Series B)	134,153	3,709,908
Sandvik AB (a)	137,189	1,679,457
Swedish Match AB (a)	22,540	493,839
Volvo AB (Series B) (a)	389,918	4,312,295

		12,162,963

Switzerland—7.0%
ABB, Ltd.	193,892	3,370,206
Credit Suisse Group AG	124,253	4,671,195
Flughafen Zuerich AG	5,982	1,772,804
Holcim, Ltd.	11,848	793,292
Nestle S.A.	279,846	13,506,321
Nobel Biocare Holding AG	76,865	1,314,087
Novartis AG	398,797	19,353,598
Roche Holding AG	79,932	10,979,607
Swatch Group AG (Class B)	8,282	2,318,468
Swiss Reinsurance	48,455	1,993,809
Swisscom AG	4,417	1,496,830
Syngenta AG	31,084	7,179,895
UBS AG	256,044	3,394,952
Zurich Financial Services AG	11,362	2,494,778

		74,639,842

Taiwan—3.0%
Acer, Inc.	1,991,000	4,617,326
Asustek Computer, Inc.	300,000	2,213,116
Hon Hai Precision Industry Co., Ltd.	2,365,000	8,306,168
HTC Corp.	800,000	10,613,741
Pegatron Corp. (b)	807,455	755,147
Taiwan Semiconductor Manufacturing Co., Ltd.	3,113,000	5,821,001

		32,326,499

Ukraine—0.0%
UkrTelecom (GDR)	32,890	111,811

United Kingdom—15.1%
Anglo American plc (b)	147,575	5,132,299
ARM Holdings plc	350,825	1,452,083
Barclays plc	1,301,241	5,160,866
BG Group plc	204,095	3,022,449
BHP Billiton plc	428,402	11,090,137
BP plc (b)	365,101	1,754,181

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value*

United Kingdom—(Continued)
Cairn Energy plc (b)	199,867	$1,223,317
Compass Group plc	448,391	3,403,304
Diageo plc	223,769	3,507,656
GlaxoSmithKline plc	1,014,521	17,200,158
Imperial Tobacco Group plc	386,879	10,791,394
Lloyds Banking Group plc	8,162,687	6,479,080
Lonmin plc	45,749	955,264
Petropavlovsk plc	100,839	1,777,024
Randgold Resources, Ltd.	13,950	1,326,870
Reckitt Benckiser Group plc	303,928	14,064,312
Rio Tinto plc	321,762	14,085,890
Rolls-Royce Group plc	286,566	2,387,344
Royal Bank of Scotland Group plc (b)	1,525,422	919,105
Royal Dutch Shell plc (Class A)	801,936	20,357,083
SABMiller plc	187,335	5,203,415
Shire plc	53,955	1,097,139
Smith & Nephew plc	80,159	755,010
Tesco plc	825,159	4,647,900
Vodafone Group plc	5,019,679	10,406,048
Whitbread plc	54,326	1,136,263
WM Morrison Supermarkets plc	626,983	2,472,780
WPP plc	649,568	6,110,842
Xstrata plc	270,416	3,544,235

		161,463,448

Total Common Stock (Identified Cost $989,764,993)		921,305,183

Exchange Traded Funds—6.6%

United States—6.6%
iShares MSCI EAFE Index Fund (a)	387,448	18,020,206
Market Vectors Gold Miners ETF (a)	1,016,787	52,832,253

Total Exchange Traded Funds (Identified Cost $71,163,415)		70,852,459

Preferred Stock—1.0%

Brazil—0.6%
Centrais Eletricas Brasileiras S.A.	43,633	685,698
Cia Brasileira de Distribuicao Grupo Pao de Acucar	153,970	5,403,901

		6,089,599

Germany—0.4%
Henkel AG & Co. KGaA	45,565	2,227,878
Volkswagen AG	27,758	2,442,483

		4,670,361

Total Preferred Stock (Identified Cost $10,947,278)		10,759,960

Warrants—0.1%
Security Description	Shares	Value*

Australia—0.1%
MAp Group (b)	465,003	$1,060,665

Total Warrants (Identified Cost $1,113,628)		1,060,665

Short Term Investments—17.8%
Security Description	Shares/Par Amount	Value*

United States—17.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/10 at 0.000% to be repurchased at $73,240,000 on 07/01/10, collateralized by $3,395,000 Federal Home Loan Bank due 02/20/29 with a value of $3,471,388; by $25,000,000 Federal National Mortgage Association due 02/09/26 with a value of $26,312,500; and by $38,605,000 Federal Home Loan Mortgage Corp. due 04/18/16 with a value of $44,926,569.	$73,240,000	73,240,000
State Street Navigator Securities Lending Prime Portfolio (c)	117,418,616	117,418,616

Total Short Term Investments (Identified Cost $190,658,616)		190,658,616

Total Investments—111.6% (Identified Cost $1,263,647,930) (d)		1,194,636,883
Liabilities in excess of other assets		(124,389,532)

Net Assets—100.0%		$1,070,247,351

(a)	All or a portion of the security was on loan. As of June 30, 2010, the market value of securities loaned was $112,860,821 and the collateral received consisted of cash in the amount of $117,418,616. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2010 was $1,263,727,197 and the composition of unrealized appreciation and depreciation of investment securities was $35,073,745 and $(104,164,059), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(GDR)—	A Global Depository Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.
(HKD)—	Hong Kong Dollar

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Ten Largest Industries as of June 30, 2010	% of Net Assets
Commercial Banks	12.8
Metals & Mining	9.8
Exchange Traded Funds	6.6
Pharmaceuticals	6.4
Oil, Gas & Consumable Fuels	5.7
Food Products	5.5
Automobiles	3.4
Food & Staples Retailing	3.0
Transportation Infrastructure	2.7
Beverages	2.5

Forward Contracts

Forward Currency Contracts	Counterparty	Delivery Date	Local Currency Amount	Aggregate Face Value	Valuation as of June 30, 2010	Unrealized Appreciation/ (Depreciation)
Canadian Dollar (bought)	Deutsche Bank AG	9/16/2010	2,362,512	$2,302,105	$2,226,533	$(75,572)
Canadian Dollar (bought)	Deutsche Bank AG	9/16/2010	2,362,847	2,281,368	2,226,848	(54,520)
Czech Koruna (sold)	Credit Suisse	9/15/2010	49,760,725	2,506,522	2,380,360	126,162
Czech Koruna (sold)	Credit Suisse	9/16/2010	29,731,940	1,382,688	1,422,258	(39,570)
Czech Koruna (sold)	Credit Suisse	9/16/2010	87,169,093	4,101,332	4,169,825	(68,493)
Czech Koruna (sold)	Credit Suisse	12/16/2010	58,081,000	2,768,135	2,778,237	(10,102)
Euro (bought)	Credit Suisse	12/16/2010	2,793,957	3,390,103	3,436,981	46,878
Euro (sold)	JPMorgan Chase	9/15/2010	17,830,359	21,406,951	21,923,228	(516,277)
Euro (sold)	UBS AG	9/16/2010	6,332,709	7,749,178	7,786,402	(37,224)
Euro (sold)	Credit Suisse	9/16/2010	12,596,891	15,187,442	15,488,546	(301,104)
Euro (sold)	JPMorgan Chase	9/16/2010	19,019,843	23,238,539	23,385,906	(147,367)
Euro (sold)	JPMorgan Chase	12/16/2010	1,905,643	2,275,947	2,344,223	(68,276)
Euro (sold)	Credit Suisse	12/16/2010	9,017,544	10,786,155	11,092,918	(306,763)
Euro (sold)	Credit Suisse	12/16/2010	11,998,917	14,457,855	14,760,450	(302,595)
Hungarian Forint (bought)	Credit Suisse	9/15/2010	197,170,089	839,415	844,469	5,054
Hungarian Forint (sold)	Credit Suisse	9/15/2010	1,467,173,369	6,847,311	6,283,824	563,487
Japanese Yen (bought)	Credit Suisse	9/15/2010	2,010,516,352	21,938,924	22,744,564	805,640
Japanese Yen (bought)	Credit Suisse	9/16/2010	1,070,822,812	11,723,610	12,114,228	390,618
Polish Zloty (sold)	Credit Suisse	9/15/2010	23,816,498	7,712,346	7,060,688	651,658
Pound Sterling (bought)	Deutsche Bank AG	9/15/2010	15,085,704	22,419,769	22,547,710	127,941
Pound Sterling (sold)	Deutsche Bank AG	9/15/2010	14,839,838	21,497,509	22,180,229	(682,720)
Pound Sterling (sold)	Deutsche Bank AG	9/15/2010	15,085,704	22,170,553	22,547,710	(377,157)
Pound Sterling (sold)	JPMorgan Chase	9/16/2010	1,645,496	2,392,815	2,459,425	(66,610)
Pound Sterling (sold)	JPMorgan Chase	9/16/2010	2,417,924	3,542,772	3,613,927	(71,155)
Swedish Krona (sold)	JPMorgan Chase	9/16/2010	12,173,146	1,537,013	1,570,042	(33,029)
Swedish Krona (sold)	JPMorgan Chase	9/16/2010	30,320,505	3,792,576	3,910,614	(118,038)
Swiss Franc (sold)	Credit Suisse	9/16/2010	2,034,073	1,784,251	1,890,336	(106,085)
Swiss Franc (sold)	Credit Suisse	9/16/2010	2,204,441	1,931,856	2,048,668	(116,812)

Net Unrealized Depreciation						$(782,031)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between level 1 and level 2 deemed significant (greater than 10% of total assets), if any, will be disclosed following the valuation table below. For the period ended June 30, 2010, there were no transfers between levels 1 and 2. For information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value of the Portfolio’s investments as of June 30, 2010:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$ —	$12,244,536	$—	$12,244,536
Austria	—	14,452,249	—	14,452,249
Belgium	—	2,815,292	—	2,815,292
Bermuda	—	4,964,076	—	4,964,076
Brazil	1,750,960	11,617,041	—	13,368,001
Canada	—	64,091,570	—	64,091,570
Cayman Islands	2,295,388	10,043,296	—	12,338,684
China	—	6,859,242	—	6,859,242
Czech Republic	—	11,281,777	—	11,281,777
Denmark	—	8,740,914	—	8,740,914
Finland	—	11,297,612	—	11,297,612
France	—	54,802,389	—	54,802,389
Germany	—	64,740,093	—	64,740,093
Greece	—	3,510,480	—	3,510,480
Hong Kong	—	14,878,952	—	14,878,952
Hungary	—	6,635,576	—	6,635,576
India	1,075,310	31,532,445	—	32,607,755
Indonesia	—	1,664,580	—	1,664,580
Ireland	—	1,989,997	—	1,989,997
Israel	5,381,121	—	—	5,381,121
Italy	—	8,823,297	—	8,823,297
Japan	—	99,606,963	—	99,606,963
Luxembourg	4,447,255	3,078,213	—	7,525,468
Mexico	11,146,322	3,569,219	—	14,715,541
Netherlands	4,939,911	46,701,299	—	51,641,210
Norway	—	12,007,008	—	12,007,008
Poland	—	15,965,652	—	15,965,652
Portugal	—	2,270,816	—	2,270,816
Russia	41,015,050	1,584,445	—	42,599,495
South Africa	—	19,221,310	—	19,221,310
South Korea	—	15,629,503	—	15,629,503
Spain	—	1,929,461	—	1,929,461
Sweden	—	12,162,963	—	12,162,963
Switzerland	—	74,639,842	—	74,639,842
Taiwan	—	32,326,499	—	32,326,499
Ukraine	—	111,811	—	111,811
United Kingdom	—	161,463,448	—	161,463,448
Total Common Stock	72,051,317	849,253,866	—	921,305,183
Total Mutual Funds*	70,852,459	—	—	70,852,459
Total Preferred Stock*	—	10,759,960	—	10,759,960
Total Warrants*	—	1,060,665	—	1,060,665
Short Term Investments
United States	117,418,616	73,240,000	—	190,658,616
Total Investments	$260,322,392	$934,314,491	$—	$1,194,636,883

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Statement of Assets & Liabilities

June 30, 2010 (Unaudited)

Assets
Investments at value (a)(b)		$1,194,636,883
Cash		179
Cash denominated in foreign currencies (c)		21,548,964
Receivable for:
Securities sold		5,690,780
Fund shares sold		739,882
Open forward currency contracts		2,717,438
Accrued dividends		2,533,750
Foreign taxes		736,394

Total Assets		1,228,604,270
Liabilities
Payable for:
Securities purchased	$36,111,827
Fund shares redeemed	174,145
Open forward currency contracts	3,499,469
Foreign taxes	221,044
Collateral for securities loaned	117,418,616
Accrued expenses:
Management fees	712,635
Distribution and service fees	24,342
Deferred directors’ fees	8,168
Other expenses	186,673

Total Liabilities		158,356,919

Net Assets		$1,070,247,351

Net assets consists of:
Paid in surplus		$1,614,468,857
Undistributed net investment income		4,794,096
Accumulated net realized losses		(479,299,370)
Unrealized depreciation on investments and foreign currency transactions		(69,716,232)

Net Assets		$1,070,247,351

Net Assets
Class A		$940,855,569
Class B		95,988,640
Class E		33,403,142

Capital Shares (Authorized) Outstanding
Class A (180,000,000)		115,117,313
Class B (20,000,000)		11,895,924
Class E (10,000,000)		4,124,774

Net Asset Value, Offering and Redemption Price Per Share
Class A		$8.17
Class B		8.07
Class E		8.10

(a)	Identified cost of investments was $1,263,647,930.
(b)	Includes securities on loan with a value of $112,860,821.
(c)	Identified cost of cash denominated in foreign currencies was $21,408,864.

Statement of Operations

Six months ended June 30, 2010 (Unaudited)

Investment Income
Dividends (a)		$15,017,572
Interest (b)		676,209

		15,693,781
Expenses
Management fees	$4,572,217
Distribution and service fees—Class B	127,378
Distribution and service fees—Class E	28,108
Directors’ fees and expenses	19,782
Custodian and accounting	590,344
Audit and tax services	10,850
Legal	1,448
Shareholder reporting	76,766
Insurance	10,526
Miscellaneous	14,726

Total expenses	5,452,145
Less broker commission recapture	(3,349)
Management fee waivers	(173,562)	5,275,234

Net Investment Income		10,418,547

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	43,942,232
Futures contracts	(3,687,837)
Foreign currency transactions	12,710,804	52,965,199

Net change in unrealized appreciation (depreciation) on:
Investments	(210,778,632)
Foreign currency transactions	29,174	(210,749,458)

Net realized and unrealized loss		(157,784,259)

Net Decrease in Net Assets From Operations		$(147,365,712)

(a)	Net of foreign taxes of $1,967,627.
(b)	Includes income on securities loaned of $661,750.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$10,418,547	$16,164,220
Net realized gain (loss)	52,965,199	(121,080,152)
Net change in unrealized appreciation (depreciation)	(210,749,458)	318,152,896

Increase (decrease) in net assets from operations	(147,365,712)	213,236,964

From Distributions to Shareholders
Net investment income
Class A	(15,405,447)	(5,574,670)
Class B	(1,423,913)	(340,042)
Class E	(549,340)	(187,907)

Total distributions	(17,378,700)	(6,102,619)

Increase in net assets from capital share transactions	112,709,386	61,753,461

Total increase (decrease) in net assets	(52,035,026)	268,887,806

Net Assets
Beginning of the period	1,122,282,377	853,394,571

End of the period	$1,070,247,351	$1,122,282,377

Undistributed Net Investment Income
End of the period	$4,794,096	$11,754,249

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	14,792,151	$134,031,833	25,115,551	$188,337,056
Reinvestments	1,633,664	15,405,447	819,804	5,574,670
Redemptions	(4,448,775)	(39,063,737)	(17,218,771)	(135,878,270)

Net increase	11,977,040	$110,373,543	8,716,584	$58,033,456

Class B
Sales	980,638	$8,665,617	2,375,530	$17,965,340
Reinvestments	152,944	1,423,913	50,601	340,042
Redemptions	(644,842)	(5,744,717)	(1,365,588)	(10,779,664)

Net increase	488,740	$4,344,813	1,060,543	$7,525,718

Class E
Sales	155,007	$1,369,614	468,856	$3,610,750
Reinvestments	58,816	549,340	27,879	187,907
Redemptions	(442,053)	(3,927,924)	(975,923)	(7,604,370)

Net decrease	(228,230)	$(2,008,970)	(479,188)	$(3,805,713)

Increase derived from capital share transactions		$112,709,386		$61,753,461

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$9.45		$7.80	$16.04	$15.49	$13.48	$11.50

Income (Loss) From Investment Operations
Net investment income	0.08	(a)	0.14 (a)	0.22 (a)	0.20 (a)	0.13	0.14
Net realized and unrealized gain (loss) on investments	(1.22)		1.57	(6.51)	1.38	2.09	1.92

Total from investment operations	(1.14)		1.71	(6.29)	1.58	2.22	2.06

Less Distributions
Distributions from net investment income	(0.14)		(0.06)	(0.40)	(0.17)	(0.21)	(0.08)
Distributions from net realized capital gains	0.00		0.00	(1.55)	(0.86)	0.00	0.00

Total distributions	(0.14)		(0.06)	(1.95)	(1.03)	(0.21)	(0.08)

Net Asset Value, End of Period	$8.17		$9.45	$7.80	$16.04	$15.49	$13.48

Total Return (%)	(12.23	)(b)	22.17	(44.13)	10.33	16.49	18.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.95	(c)	0.96	0.95	0.96	1.05	1.06
Net ratio of expenses to average net assets (%) (d)	0.92	(c)	0.92	0.92	0.92	1.00	1.01
Ratio of net investment income to average net assets (%)	1.85	(c)	1.74	1.96	1.22	1.00	1.23
Portfolio turnover rate (%)	145	(c)	147	195	100	86	69
Net assets, end of period (in millions)	$940.86		$975.12	$736.56	$732.64	$547.34	$413.32

	Class B
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$9.33		$7.69	$15.83	$15.30	$13.33	$11.38

Income (Loss) From Investment Operations
Net investment income	0.07	(a)	0.12 (a)	0.17 (a)	0.15 (a)	0.12	0.12
Net realized and unrealized gain (loss) on investments	(1.21)		1.55	(6.40)	1.37	2.03	1.88

Total from investment operations	(1.14)		1.67	(6.23)	1.52	2.15	2.00

Less Distributions
Distributions from net investment income	(0.12)		(0.03)	(0.36)	(0.13)	(0.18)	(0.05)
Distributions from net realized capital gains	0.00		0.00	(1.55)	(0.86)	0.00	0.00

Total distributions	(0.12)		(0.03)	(1.91)	(0.99)	(0.18)	(0.05)

Net Asset Value, End of Period	$8.07		$9.33	$7.69	$15.83	$15.30	$13.33

Total Return (%)	(12.36	)(b)	21.89	(44.24)	10.07	16.23	17.59

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.20	(c)	1.21	1.20	1.21	1.30	1.31
Net ratio of expenses to average net assets (%) (d)	1.17	(c)	1.17	1.17	1.17	1.25	1.26
Ratio of net investment income to average net assets (%)	1.56	(c)	1.47	1.52	0.96	0.72	0.89
Portfolio turnover rate (%)	145	(c)	147	195	100	86	69
Net assets, end of period (in millions)	$95.99		$106.40	$79.53	$119.07	$95.47	$54.53

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$9.36		$7.72	$15.89	$15.35	$13.37	$11.41

Income (Loss) From Investment Operations
Net investment income	0.07	(a)	0.13 (a)	0.19 (a)	0.18 (a)	0.12	0.13
Net realized and unrealized gain (loss) on investments	(1.20)		1.55	(6.43)	1.37	2.05	1.89

Total from investment operations	(1.13)		1.68	(6.24)	1.55	2.17	2.02

Less Distributions
Distributions from net investment income	(0.13)		(0.04)	(0.38)	(0.15)	(0.19)	(0.06)
Distributions from net realized capital gains	0.00		0.00	(1.55)	(0.86)	0.00	0.00

Total distributions	(0.13)		(0.04)	(1.93)	(1.01)	(0.19)	(0.06)

Net Asset Value, End of Period	$8.10		$9.36	$7.72	$15.89	$15.35	$13.37

Total Return (%)	(12.25	)(b)	21.96	(44.20)	10.20	16.26	17.80

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.10	(c)	1.11	1.10	1.11	1.20	1.21
Net ratio of expenses to average net assets (%) (d)	1.07	(c)	1.07	1.07	1.07	1.15	1.16
Ratio of net investment income to average net assets (%)	1.64	(c)	1.59	1.64	1.10	0.89	1.08
Portfolio turnover rate (%)	145	(c)	147	195	100	86	69
Net assets, end of period (in millions)	$33.40		$40.76	$37.30	$70.91	$73.18	$66.57

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers and broker commission recapture credits as detailed in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The Artio International Stock Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the

MSF-15

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a bank or dealer.

Financial futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”).

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, post October loss deferral and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

MSF-16

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Fund Concentration:

The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

MSF-17

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2010	% per Annum	Average daily net assets
$4,572,217	0.860%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Artio Global Management, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2010 to April 30, 2011, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per Annum Reduction	Average daily net assets
0.050%	Of the first $500 million
0.020%	Of the next $500 million

An identical expense agreement was in place for the period May 1, 2009 through April 30, 2010. Amounts waived for the six months ended June 30, 2010 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife Advisers is an affiliate of MetLife and MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2010 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

MSF-18

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$849,326,240	$0	$773,971,565

5.	DERIVATIVE INSTRUMENTS

Authoritative accounting guidance requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Future contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

MSF-19

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

Disclosures About Derivative Instruments and Hedging Activities:

At June 30, 2010, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange Contracts	Receivables—Open Forward Currency Contracts	$2,717,438	Payables—Open Forward Currency Contracts	$(3,499,469)

Transactions in derivative instruments during the six months ended June 30, 2010, were as follows:

Location	Foreign Exchange Contracts	Equity Index Contracts	Total
Statement of Operations—Net Realized Gain (Loss)
Futures Contracts	$—	$(3,687,837)	$(3,687,837)
Foreign Currency Transactions	15,403,456	—	15,403,456

Total	$15,403,456	$(3,687,837)	$11,715,619

Statement of Operations—Net Change in Unrealized Gain (Loss)
Foreign Currency Transactions	(187,289)	—	(187,289)

Total	$(187,289)	$—	$(187,289)

Average Contract Amount or Face Amount(a)	Foreign Exchange Contracts	Equity Index Contracts
Futures Contracts	$—	$5,489,196
Foreign Currency Transactions	147,849,370	—

(a)	Averages are based on activity levels at each quarter-end period during 2010.

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard trades, the Portfolio restricts its exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$6,102,619	$43,295,109	$—	$74,341,988	$—	$—	$6,102,619	$117,637,097

MSF-20

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$17,192,072	$—	$101,966,267	$(498,534,264)	$(379,375,925)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future realized capital gains. As of December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$169,332,274	$329,201,990	$498,534,264

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$(97,093)

8.	RECENT ACCOUNTING PRONOUNCEMENT

The Portfolio adopted Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”, effective March 31, 2010. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

9.	SUBSEQUENT EVENTS

Management completed an evaluation of the impact of all subsequent events on the Portfolio’s financial statements and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

MSF-21

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-22

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2010, the Class A, B, E and G shares of the Barclays Capital Aggregate Bond Index Portfolio returned 5.10%, 4.92%, 4.97%, and 4.88%, respectively, compared to its benchmark, the Barclays Capital U.S. Aggregate Bond Index1, which returned 5.33%.

MARKET ENVIRONMENT/CONDITIONS

The first half of 2010 was composed of two very different quarters. While the first quarter brought signs of an economic upturn and investor optimism, that upward momentum dissolved in the second quarter as investors feared the recovery was not sustainable.

The Federal Open Market Committee met four times during the period and held the target range for the Federal Funds Rate at 0.0% to 0.25%, which was set in December 2008. The group emphasized the signs of economic recovery and observed that the labor market was gradually improving. The group further noted that household spending was increasing but was constrained due to numerous factors, including high unemployment, meager income growth, reduced housing wealth and tight credit.

Investors’ concerns surrounding the economic outlook and euro-zone debt problems pushed them to seek the safety of Treasuries. By the end of the six-month period, rates were down significantly, and the yield curve flattened from 3.51% to 3.29% between 2-year and 30-year Treasury yields. The 2-year Treasury closed at 0.60% (down from 1.14% on December 31, 2009), and the 30-year Treasury closed at 3.89% (down from 4.64% on December 31, 2009).

Debt-plagued European nations disturbed worldwide financial markets, as investors grew increasingly troubled about potential default risk in the sovereign debt of Greece, Italy, Portugal, Ireland and Spain. Amidst the headlines, investors were also wary of the subsequent burdens placed on European banks and the European Union.

The European contagion roiled the equity market, erasing first quarter gains, on fears that European instability would inhibit global growth and freeze credit markets. The euro fell 15% for the half-year period versus the U.S. dollar. The U.S. dollar declined 4.9% versus the Japenese Yen on concerns that the U.S. economic recovery was moving slower than anticipated.

Crude oil prices fluctuated significantly during the six-month period, as investors suspected that global demand would wane if the recovery was not sustainable. Oil finished the six-month period at approximately $76 per barrel, after posting a low of approximately $70 per barrel and a high of approximately $91 per barrel.

In spite of the flight to quality that overwhelmed the second quarter, many spread sectors posted positive excess returns for the half-year period. Excess return is defined as a return in excess of a comparable duration Treasury. Excess returns for the Index sectors were: 7.50% for Commercial Mortgage-Backed Securities, 1.28% for Asset-Backed Securities, 0.72% for Mortgage-Backed Securities, -0.10% for Government-related and -1.10% for Corporate.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio is managed utilizing a Stratified Sampling approach where the objective is to replicate the performance of the Index by holding a subset of Index constituents and neutralizing exposures across key characteristics (i.e., duration, term structure, high sector, sub-sector, quality). Factors that impact tracking error include: sampling, transaction costs, contributions and withdrawals.

Stacey Lituchy

Tresa Lau

Portfolio Managers

MetLife Investment Advisors Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2010

	6 Months	1 Year	5 Year	10 Year	Since Inception[2]
Barclays Capital Aggregate Bond Index Portfolio
Class A	5.10	8.67	5.39	6.19	—
Class B	4.92	8.35	5.12	—	5.37
Class E	4.97	8.45	5.23	—	5.53
Class G	4.88	8.41	—	—	8.10
Barclays Capital U.S. Aggregate Bond Index	5.33	9.50	5.54	6.47	—

1 Barclays Capital U.S. Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

2 Inception dates of the Class A, Class B, Class E and Class G shares are 11/9/98,1/2/01, 5/1/01 and 4/28/09, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2010

Top Holdings

% of Net Assets
U.S. Treasury Notes	23.9
Federal National Mortgage Association	18.1
Federal Home Loan Mortgage Corp.	14.8
U.S. Treasury Bonds	8.1
Government National Mortgage Association	6.2
Federal Home Loan Bank	2.1
General Electric Capital Corp.	0.9
The Goldman Sachs Group, Inc.	0.8
Bank of America Corp.	0.7
Citigroup Commercial Mortgage Trust	0.6

Top Sectors

% of Total Market Value
Mortgage-Backed	34.6
U.S. Treasury	32.2
Government-Related	11.9
Industrial	9.7
Finance	6.3
Commercial Mortgage-Backed	3.0
Utility	2.1
Asset-Backed	0.2

MSF-2

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 through June 30, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Barclays Capital Aggregate Bond Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses paid during period* January 1, 2010 to June 30, 2010
Class A(a)	Actual	0.28%	$1,000.00	$1,050.97	$1.42
	Hypothetical	0.28%	$1,000.00	$1,023.38	$1.40

Class B(a)	Actual	0.53%	$1,000.00	$1,049.22	$2.69
	Hypothetical	0.53%	$1,000.00	$1,022.13	$2.66

Class E(a)	Actual	0.43%	$1,000.00	$1,049.66	$2.19
	Hypothetical	0.43%	$1,000.00	$1,022.63	$2.16

Class G(a)	Actual	0.58%	$1,000.00	$1,048.79	$2.95
	Hypothetical	0.58%	$1,000.00	$1,021.88	$2.91

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

U.S. Government & Treasury Obligations—73.2% of Net Assets

Security Description	Par Amount	Value*

Federal Agencies—41.2%
Federal Home Loan Bank 4.625%, 02/18/11 (a)	$6,070,000	$6,231,589
5.250%, 06/18/14 (a)	9,500,000	10,837,528
5.375%, 08/19/11	5,800,000	6,119,591
5.375%, 05/18/16 (a)	2,900,000	3,371,789
6.000%, 04/01/40	4,763,410	5,168,895
Federal Home Loan Mortgage Corp. 3.500%, 05/29/13	7,120,000	7,608,184
4.000%, 06/01/19	1,305,272	1,379,360
4.000%, 05/01/25	6,884,313	7,157,049
4.000%, 06/01/39	5,974,061	6,053,418
4.000%, 12/01/39	4,862,430	4,928,022
4.500%, 09/01/18	1,651,725	1,760,722
4.500%, 10/01/18	2,593,911	2,765,082
4.500%, 04/01/19	3,433,604	3,656,069
4.500%, 06/01/19	2,006,973	2,137,006
4.500%, 08/01/19	573,821	611,000
4.500%, 05/01/29	2,802,187	2,934,595
4.500%, 10/01/35	3,884,412	4,049,471
4.500%, 11/01/35 (b)	1,754,680	1,829,242
4.500%, 03/01/39	4,848,822	5,027,826
4.500%, 04/01/39	5,502,786	5,705,932
4.500%, 09/01/39	4,865,693	5,045,320
4.500%, 11/01/39	4,825,016	5,003,141
4.500%, 01/01/40	2,969,170	3,080,143
4.500%, 05/01/40	4,957,515	5,140,963
4.750%, 03/05/12 (a)	12,000,000	12,829,363
4.750%, 01/19/16 (a)	2,850,000	3,208,670
5.000%, 05/01/18	4,085,792	4,391,892
5.000%, 12/01/18	828,538	890,610
5.000%, 06/01/19	1,555,267	1,671,810
5.000%, 03/01/27	1,422,245	1,511,548
5.000%, 10/01/33	2,467,605	2,620,505
5.000%, 03/01/34	990,405	1,051,134
5.000%, 08/01/35	5,413,979	5,738,951
5.000%, 09/01/35	2,838,236	3,008,601
5.000%, 10/01/35	2,203,274	2,335,525
5.000%, 01/01/36	4,382,676	4,645,745
5.000%, 04/01/38	4,238,517	4,485,255
5.000%, 11/01/39	6,473,011	6,852,733
5.000%, 05/01/40	10,624,009	11,249,611
5.035%, 08/01/36 (b)	1,303,094	1,367,813
5.125%, 11/17/17 (a)	3,530,000	4,061,839
5.366%, 01/01/37 (b)	6,378,958	6,709,443
5.500%, 11/01/17	535,254	580,451
5.500%, 01/01/24	3,945,113	4,260,455
5.500%, 05/01/29	353,726	380,292
5.500%, 06/01/34	2,611,847	2,808,006
5.500%, 10/01/35	2,071,418	2,224,920
5.500%, 12/01/35	4,139,127	4,445,855
5.500%, 01/01/36	5,446,880	5,850,519
5.500%, 12/01/37	4,272,695	4,585,118
5.500%, 08/01/38	8,220,492	8,822,460
5.625%, 11/23/35	1,040,000	1,120,058
5.651%, 02/01/37 (b)	3,261,755	3,450,212

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Federal Home Loan Mortgage Corp. 6.000%, 04/01/16	$29,593	$32,213
6.000%, 05/01/17	380,642	414,973
6.000%, 11/01/28	54,391	59,981
6.000%, 12/01/28	35,889	39,577
6.000%, 02/01/29	92,805	102,343
6.000%, 04/01/29	32,263	35,579
6.000%, 05/01/29	5,195	5,729
6.000%, 06/01/31	11,450	12,623
6.000%, 07/01/31	4,973	5,483
6.000%, 08/01/31	100,229	110,498
6.000%, 09/01/31	330,167	363,994
6.000%, 04/01/32	626,551	688,729
6.000%, 11/01/32	211,412	232,392
6.000%, 06/01/34	801,771	880,332
6.000%, 11/01/35	805,292	877,262
6.000%, 02/01/36	1,677,560	1,822,642
6.000%, 08/01/36	1,724,382	1,873,513
6.000%, 10/01/36	2,559,978	2,781,374
6.000%, 11/01/36	2,077,819	2,257,516
6.000%, 01/01/37	3,415,466	3,710,848
6.000%, 02/01/38	2,616,293	2,839,005
6.250%, 07/15/32 (a)	2,600,000	3,297,459
6.500%, 10/01/29	35,431	39,402
6.500%, 02/01/30	21,816	24,262
6.500%, 08/01/31	48,264	53,653
6.500%, 10/01/31	19,455	21,627
6.500%, 11/01/31	109,678	121,924
6.500%, 03/01/32	1,449,448	1,610,503
6.500%, 04/01/32	1,279,437	1,421,601
6.500%, 09/01/36	2,412,288	2,647,914
6.500%, 11/01/37	5,701,137	6,250,612
6.750%, 03/15/31 (a)	965,000	1,276,449
7.000%, 06/01/11	3,675	3,808
7.000%, 12/01/15	7,447	8,071
7.000%, 12/01/27	5,428	6,055
7.000%, 11/01/28	15,912	17,752
7.000%, 04/01/29	13,723	15,301
7.000%, 05/01/29	4,152	4,630
7.000%, 06/01/29	29,334	32,707
7.000%, 07/01/29	8,599	9,587
7.000%, 01/01/31	194,694	216,566
7.000%, 12/01/31	49,117	54,634
7.500%, 03/01/16	36,203	39,332
7.500%, 08/01/24	74,415	83,993
7.500%, 10/01/27	37,006	41,951
7.500%, 10/01/29	49,730	55,466
7.500%, 05/01/30	30,102	33,569
8.000%, 02/01/27	11,434	13,185
8.000%, 10/01/28	20,391	23,488
Federal National Mortgage Association 0.875%, 01/12/12 (a)	10,000,000	10,051,946
1.750%, 08/10/12 (a)	6,000,000	6,124,986
4.000%, 04/01/19	1,325,575	1,401,920
4.000%, 05/01/19	2,190,221	2,316,364
4.000%, 01/01/20	1,332,549	1,406,774

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

U.S. Government & Treasury Obligations—(Continued)

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 4.000%, 06/01/24	$3,608,320	$3,756,660
4.000%, 08/01/39	3,957,771	4,013,736
4.000%, 09/01/39	4,012,101	4,068,730
4.000%, 06/01/40	5,055,000	5,125,450
4.125%, 04/15/14 (a)	2,350,000	2,570,678
4.375%, 03/15/13 (a)	4,650,000	5,064,242
4.500%, 07/01/18	2,579,432	2,753,135
4.500%, 05/01/19	756,670	806,247
4.500%, 08/01/24	4,201,549	4,439,641
4.500%, 06/01/25	4,260,833	4,501,725
4.500%, 08/01/33	1,249,012	1,308,982
4.500%, 10/01/33	2,157,798	2,261,403
4.500%, 04/01/34	1,796,861	1,877,574
4.500%, 01/01/39	4,328,801	4,491,022
4.500%, 07/01/39	6,892,154	7,151,990
4.500%, 09/01/39	13,590,975	14,111,678
4.500%, 10/01/39	4,840,905	5,023,408
5.000%, 06/01/18	637,979	685,498
5.000%, 01/01/19	999,815	1,073,793
5.000%, 02/01/20	1,561,793	1,675,295
5.000%, 01/01/22	2,593,682	2,771,079
5.000%, 02/01/24	1,395,553	1,501,828
5.000%, 09/01/25	1,454,047	1,554,638
5.000%, 07/01/33	1,333,200	1,414,593
5.000%, 08/01/33	2,005,302	2,127,728
5.000%, 09/01/33	1,770,582	1,878,678
5.000%, 10/01/33	7,075,631	7,507,605
5.000%, 03/01/34	1,970,085	2,090,361
5.000%, 04/01/34	4,436,946	4,705,628
5.000%, 05/01/34	1,425,476	1,511,139
5.000%, 09/01/34	2,700,455	2,862,736
5.000%, 02/01/35	3,455,490	3,663,145
5.000%, 04/01/35	1,856,251	1,964,938
5.000%, 05/01/35	972,303	1,029,233
5.000%, 11/01/35	1,661,963	1,759,274
5.000%, 03/01/36	5,923,846	6,270,698
5.125%, 04/15/11	7,200,000	7,471,750
5.242%, 11/01/36 (b)	968,063	1,036,360
5.375%, 06/12/17	4,250,000	4,948,437
5.421%, 03/01/36 (b)	2,052,955	2,188,514
5.500%, 03/15/11	950,000	984,286
5.500%, 11/01/17	769,621	833,802
5.500%, 02/01/18	293,603	318,571
5.500%, 04/01/18	1,648,263	1,788,433
5.500%, 07/01/23	836,797	907,672
5.500%, 01/01/24	450,827	489,011
5.500%, 07/01/24	1,356,891	1,469,069
5.500%, 10/01/32	427,932	460,662
5.500%, 02/01/33	1,164,655	1,253,089
5.500%, 03/01/33	2,625,107	2,824,434
5.500%, 05/01/33	4,354,559	4,685,206
5.500%, 08/01/33	3,795,280	4,083,461
5.500%, 10/01/33	538,862	579,778
5.500%, 12/01/33	3,622,990	3,898,088
5.500%, 02/01/34	2,124,709	2,280,644

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 5.500%, 03/01/34	$1,128,411	$1,211,226
5.500%, 04/01/34	876,613	940,949
5.500%, 05/01/34	1,404,667	1,507,757
5.500%, 09/01/34	1,651,765	1,772,990
5.500%, 12/01/34	4,503,778	4,834,315
5.500%, 01/01/35	1,251,237	1,343,067
5.500%, 02/01/35	2,816,959	3,023,698
5.500%, 04/01/35	1,663,495	1,781,825
5.500%, 06/01/35	5,655,649	6,057,954
5.500%, 06/13/35 (b)	1,176,588	1,268,819
5.500%, 01/01/37	4,625,657	4,944,995
5.500%, 05/01/37	2,806,154	2,999,881
5.500%, 05/01/38	2,522,087	2,702,394
5.500%, 06/01/38	3,407,441	3,651,042
5.500%, 07/01/38	3,152,648	3,378,034
6.000%, 09/01/13	264,623	286,844
6.000%, 10/01/13	175,541	190,281
6.000%, 03/01/14	48,805	52,931
6.000%, 06/01/14	6,290	6,822
6.000%, 07/01/14	43,003	46,639
6.000%, 09/01/14	17,396	18,867
6.000%, 09/01/17	631,790	688,968
6.000%, 08/01/28	18,999	21,024
6.000%, 11/01/28	6,758	7,479
6.000%, 12/01/28	6,559	7,258
6.000%, 06/01/31	85,481	94,331
6.000%, 09/01/32	588,378	649,279
6.000%, 01/01/33	237,584	262,176
6.000%, 02/01/33	496,353	547,157
6.000%, 03/01/33	289,116	318,708
6.000%, 04/01/33	662,441	730,244
6.000%, 05/01/33	1,197,066	1,319,590
6.000%, 05/01/34	1,808,326	1,982,955
6.000%, 09/01/34	1,158,609	1,270,495
6.000%, 11/01/34	2,638,016	2,892,768
6.000%, 01/01/35	879,890	957,611
6.000%, 07/01/36	1,637,980	1,778,889
6.000%, 09/01/36	2,005,565	2,178,096
6.000%, 07/01/37	2,089,904	2,265,253
6.000%, 08/01/37	3,483,391	3,775,657
6.000%, 09/01/37	7,387,054	8,006,848
6.000%, 10/01/37	4,685,366	5,078,481
6.210%, 08/06/38 (b)	2,850,000	3,580,307
6.500%, 01/01/13	4,088	4,443
6.500%, 04/01/13	530	576
6.500%, 06/01/13	23,730	25,789
6.500%, 07/01/13	173	188
6.500%, 06/01/14	10,324	11,225
6.500%, 04/01/17	1,649,513	1,795,417
6.500%, 05/01/28	241,957	269,928
6.500%, 12/01/28	710,534	792,673
6.500%, 03/01/29	22,079	24,629
6.500%, 04/01/29	102,056	113,845
6.500%, 05/01/29	14,906	16,628
6.500%, 08/01/29	2,429	2,709

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

U.S. Government & Treasury Obligations—(Continued)

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 6.500%, 05/01/30	$108,567	$121,108
6.500%, 09/01/31	39,085	43,593
6.500%, 02/01/32	8,743	9,781
6.500%, 06/01/32	167,625	186,948
6.500%, 09/01/33	421,841	469,555
6.500%, 10/01/33	310,100	345,175
6.500%, 10/01/34	1,331,586	1,482,200
6.500%, 10/01/37	2,767,172	3,028,138
6.625%, 11/15/30 (a)	2,450,000	3,197,598
7.000%, 04/01/12	5,634	5,832
7.000%, 02/01/14	4,891	5,063
7.000%, 10/01/21	59,911	66,850
7.000%, 06/01/26	1,443	1,613
7.000%, 06/01/28	59,154	66,538
7.000%, 09/01/29	17,481	19,610
7.000%, 10/01/29	40,522	45,458
7.000%, 12/01/29	4,531	5,083
7.000%, 01/01/32	331,364	370,326
7.000%, 04/01/32	65,368	72,948
7.000%, 06/01/32	212,188	236,794
7.000%, 10/01/37	1,536,862	1,701,504
7.500%, 08/01/15	13,614	14,861
7.500%, 09/01/25	15,707	17,836
7.500%, 06/01/26	16,426	18,266
7.500%, 09/01/27	2,430	2,706
7.500%, 11/01/27	496	552
7.500%, 08/01/28	1,128	1,284
7.500%, 07/01/29	39,189	44,552
7.500%, 10/01/29	18,445	20,559
8.000%, 10/01/26	1,616	1,870
8.000%, 11/01/29	590	684
8.000%, 05/01/30	36,348	40,774
8.000%, 11/01/30	9,768	10,958
8.000%, 01/01/31	13,674	15,340
8.000%, 02/01/31	20,150	22,604
Government National Mortgage Association 4.000%, 07/15/39	2,991,708	3,046,578
4.500%, 01/15/39	3,633,934	3,792,774
4.500%, 04/15/39	2,795,704	2,917,905
4.500%, 05/15/39	2,832,359	2,956,162
4.500%, 08/15/39	3,880,364	4,050,979
4.500%, 01/15/40	4,869,218	5,083,088
4.500%, 04/15/40	4,909,651	5,125,298
5.000%, 10/15/20	1,610,176	1,733,733
5.000%, 01/15/21	1,342,040	1,445,021
5.000%, 12/15/35	1,777,248	1,897,498
5.000%, 12/15/36	2,099,434	2,239,759
5.000%, 02/15/39	4,550,923	4,855,499
5.000%, 08/15/39	8,978,327	9,581,298
5.000%, 09/15/39	2,708,478	2,889,746
5.000%, 12/15/39	3,739,483	3,993,768
5.000%, 05/15/40	4,729,688	5,048,557
5.500%, 03/15/36	2,019,990	2,186,924
5.500%, 01/15/37	3,256,639	3,521,673

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Government National Mortgage Association 5.500%, 11/15/37	$3,827,331	$4,138,809
5.500%, 09/15/38	2,925,946	3,163,769
5.500%, 08/15/39	9,645,275	10,432,041
6.000%, 01/15/29	25,606	28,147
6.000%, 01/15/33	789,883	871,281
6.000%, 03/15/35	977,994	1,070,120
6.000%, 12/15/35	1,053,907	1,153,184
6.000%, 06/15/36	1,617,666	1,766,717
6.000%, 09/15/36	2,009,326	2,194,464
6.000%, 07/15/38	1,654,066	1,803,627
6.500%, 05/15/23	6,900	7,647
6.500%, 02/15/27	109,204	121,726
6.500%, 07/15/28	22,512	25,441
6.500%, 08/15/28	42,808	48,378
6.500%, 11/15/28	26,695	30,169
6.500%, 12/15/28	13,173	14,887
6.500%, 07/15/29	9,338	10,505
6.500%, 06/20/31	80,097	89,865
6.500%, 07/15/32	61,288	68,147
6.500%, 05/15/36	870,083	956,637
7.000%, 01/15/28	5,881	6,606
7.000%, 04/15/28	4,087	4,590
7.000%, 05/15/28	32,683	36,708
7.000%, 06/15/28	16,113	18,098
7.000%, 10/15/28	14,461	16,242
7.000%, 06/15/29	6,545	7,352
7.000%, 09/15/29	33,753	37,916
7.000%, 01/15/31	1,573	1,767
7.000%, 03/15/31	33,535	37,670
7.000%, 07/15/31	1,231,699	1,383,585
7.000%, 08/15/31	178,785	200,832
7.000%, 02/15/32	140,676	158,294
7.000%, 07/15/32	90,573	101,916
7.500%, 02/20/28	8,474	9,609
7.500%, 08/15/29	27,484	31,068
7.500%, 04/15/30	9,834	11,208
8.000%, 09/15/16	1,253	1,386
8.000%, 08/15/26	5,431	6,281
8.000%, 09/15/26	7,042	8,144
8.000%, 05/15/27	5,196	6,017
8.000%, 06/15/29	53,945	62,586
9.000%, 11/15/24	33,049	37,829

		638,245,923

Government Agency—0.1%
Tennessee Valley Authority 6.000%, 03/15/13	1,000,000	1,129,386

U.S. Treasury—31.9%
U.S. Treasury Bonds 3.500%, 02/15/39 (a)	2,080,000	1,932,008
4.375%, 11/15/39 (a)	3,900,000	4,210,830
4.375%, 05/15/40	2,910,000	3,147,340
4.500%, 02/15/36 (a)	5,675,000	6,271,102

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

U.S. Government & Treasury Obligations—(Continued)

Security Description	Par Amount	Value*

U.S. Treasury—(Continued)
U.S. Treasury Bonds 4.500%, 05/15/38	$4,950,000	$5,460,543
5.000%, 05/15/37	2,760,000	3,289,893
5.250%, 11/15/28 (a)	2,700,000	3,249,828
5.250%, 02/15/29 (a)	750,000	902,693
5.375%, 02/15/31 (a)	12,075,000	14,858,771
5.500%, 08/15/28 (a)	2,420,000	2,992,379
6.250%, 08/15/23 (a)	7,700,000	9,983,359
6.375%, 08/15/27 (a)	2,800,000	3,772,720
6.500%, 11/15/26	1,000,000	1,358,400
7.125%, 02/15/23 (a)	6,100,000	8,445,755
7.250%, 08/15/22 (a)	6,120,000	8,527,608
7.875%, 02/15/21 (a)	4,450,000	6,370,575
8.000%, 11/15/21	2,920,000	4,246,615
8.125%, 08/15/19 (a)	2,645,000	3,768,755
8.125%, 08/15/21 (a)	1,250,000	1,828,450
8.500%, 02/15/20	6,700,000	9,828,498
8.750%, 08/15/20	1,000,000	1,499,150
8.875%, 02/15/19 (a)	10,215,000	15,052,925
9.125%, 05/15/18 (a)	1,600,000	2,361,024
9.250%, 02/15/16	1,375,000	1,906,314
U.S. Treasury Notes 0.750%, 11/30/11 (a)	6,000,000	6,022,560
1.000%, 03/31/12	8,000,000	8,060,801
1.125%, 06/30/11 (a)	8,970,000	9,034,494
1.375%, 03/15/12 (a)	28,800,000	29,217,023
1.375%, 05/15/12 (a)	11,950,000	12,125,426
1.375%, 11/15/12	6,000,000	6,085,980
1.375%, 02/15/13	9,000,000	9,117,900
1.375%, 05/15/13	10,000,000	10,121,399
1.500%, 07/15/12 (a)	12,860,000	13,094,053
2.000%, 11/30/13 (a)	6,000,000	6,160,020
2.125%, 05/31/15	12,000,000	12,206,159
2.375%, 08/31/14 (a)	9,950,000	10,286,708
2.375%, 10/31/14 (a)	21,000,000	21,666,959
2.375%, 02/28/15 (a)	15,000,000	15,459,600
2.375%, 03/31/16	20,560,000	20,863,672
2.500%, 04/30/15	5,980,000	6,192,230
2.625%, 06/30/14 (a)	12,000,000	12,545,761
2.625%, 02/29/16	2,510,000	2,582,941
2.875%, 01/31/13 (a)	6,000,000	6,321,959
3.125%, 05/15/19 (a)	3,000,000	3,062,430
3.375%, 11/30/12 (a)	7,010,000	7,457,168
3.375%, 06/30/13 (a)	4,650,000	4,983,731
3.500%, 05/31/13 (a)	9,170,000	9,854,540
3.500%, 02/15/18 (a)	4,000,000	4,275,600
3.625%, 02/15/20 (a)	5,000,000	5,282,500
3.875%, 05/15/18	4,700,000	5,136,724
4.000%, 11/15/12 (a)	7,250,000	7,806,583
4.000%, 02/15/14 (a)	600,000	657,864
4.000%, 08/15/18	9,620,000	10,581,326
4.125%, 08/15/10 (a)	1,000,000	1,004,790
4.250%, 09/30/12 (a)	5,000,000	5,406,450
4.250%, 08/15/13 (a)	14,980,000	16,463,917
4.250%, 08/15/14 (a)	4,430,000	4,925,407
4.250%, 08/15/15	2,300,000	2,572,688

Security Description	Par Amount	Value*

U.S. Treasury—(Continued)
U.S. Treasury Notes 4.250%, 11/15/17 (a)	$4,700,000	$5,279,792
4.375%, 08/15/12 (a)	5,000,000	5,401,400
4.500%, 11/30/11	10,180,000	10,766,470
4.500%, 11/15/15 (a)	8,950,000	10,163,352
4.500%, 02/15/16 (a)	4,520,000	5,117,318
4.750%, 08/15/17	9,850,000	11,389,850
4.875%, 02/15/12 (a)	4,500,000	4,822,380
5.000%, 02/15/11	1,000,000	1,029,300
5.000%, 08/15/11 (a)	3,500,000	3,682,595
5.125%, 05/15/16 (a)	4,830,000	5,637,286

		495,192,641

Total U.S. Government & Treasury Obligations (Identified Cost $1,068,991,004)		1,134,567,950

Corporate Bonds & Notes—20.9%

Aerospace & Defense—0.4%
Lockheed Martin Corp. 4.121%, 03/14/13	2,800,000	2,983,018
Northrop Grumman Systems Corp. 7.750%, 03/01/16	840,000	1,041,737
7.750%, 02/15/31 (a)	515,000	678,922
The Boeing Co. 7.250%, 06/15/25 (a)	460,000	592,995
United Technologies Corp. 4.875%, 05/01/15	900,000	1,007,802
7.500%, 09/15/29	200,000	263,851

		6,568,325

Air Freight & Logistics—0.1%
United Parcel Service, Inc. 5.125%, 04/01/19 (a)	760,000	855,189

Beverages—0.3%
Anheuser-Busch Cos., Inc. 5.000%, 01/15/15	1,950,000	2,101,837
6.450%, 09/01/37 (a)	880,000	995,448
Coca-Cola Enterprises, Inc. 6.950%, 11/15/26	300,000	374,019
Pepsi Bottling Group, Inc. 7.000%, 03/01/29 (a)	300,000	373,824
PepsiCo., Inc. 5.000%, 06/01/18 (a)	1,000,000	1,106,297

		4,951,425

Biotechnology—0.1%
Amgen, Inc. 5.700%, 02/01/19	850,000	982,572

Building Products—0.1%
CRH America, Inc. 6.000%, 09/30/16	900,000	985,792

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Capital Markets—2.2%
BlackRock, Inc. 3.500%, 12/10/14	$1,500,000	$1,569,408
Credit Suisse USA, Inc. 5.375%, 03/02/16 (a)	1,550,000	1,715,382
7.125%, 07/15/32	800,000	986,999
Merrill Lynch & Co., Inc. 6.050%, 05/16/16	3,000,000	3,073,575
6.500%, 07/15/18 (a)	200,000	206,896
Morgan Stanley 2.000%, 09/22/11 (a)	4,000,000	4,070,642
4.750%, 04/01/14 (a)	1,515,000	1,530,682
5.625%, 09/23/19 (a)	1,900,000	1,838,085
7.250%, 04/01/32 (a)	1,850,000	2,053,450
State Street Bank & Trust Co. 5.300%, 01/15/16	300,000	333,425
The Bank of New York Mellon Corp. 5.450%, 05/15/19	2,000,000	2,222,048
The Bear Stearns Cos., LLC 5.700%, 11/15/14	900,000	981,669
The Goldman Sachs Group, Inc. 3.250%, 06/15/12 (a)	4,760,000	4,988,500
5.700%, 09/01/12	1,000,000	1,057,848
6.000%, 06/15/20	2,000,000	2,064,343
6.125%, 02/15/33 (a)	2,075,000	2,040,615
6.250%, 09/01/17 (a)	760,000	802,359
6.450%, 05/01/36 (a)	2,000,000	1,889,125

		33,425,051

Chemicals—0.3%
E. I. du Pont de Nemours & Co. 5.600%, 12/15/36 (a)	1,000,000	1,085,586
6.000%, 07/15/18	1,000,000	1,162,167
Potash Corp of Saskatchewan, Inc. 4.875%, 03/30/20 (a)	970,000	1,023,182
Praxair, Inc. 4.375%, 03/31/14	810,000	873,153
6.375%, 04/01/12	80,000	87,259

		4,231,347

Commercial Banks—2.0%
American Express Bank FSB 5.500%, 04/16/13	2,700,000	2,921,705
American Express Centurion Bank 5.550%, 10/17/12	300,000	323,947
Barclays Bank plc 5.200%, 07/10/14	900,000	950,206
Deutsche Bank AG 3.875%, 08/18/14 (a)	620,000	633,754
6.000%, 09/01/17 (a)	1,500,000	1,650,550
HSBC Holdings plc 5.250%, 12/12/12 (a)	2,050,000	2,176,814
JPMorgan Chase Bank, N.A. 6.000%, 10/01/17	2,700,000	2,947,353
Kreditanstalt fuer Wiederaufbau 3.500%, 05/16/13 (a)	3,000,000	3,166,044

Security Description	Par Amount	Value*

Commercial Banks—(Continued)
Kreditanstalt fuer Wiederaufbau 4.875%, 01/17/17	$2,900,000	$3,238,237
PNC Bank, N.A. 4.875%, 09/21/17	1,000,000	1,019,533
5.250%, 01/15/17 (a)	1,600,000	1,666,973
Royal Bank of Scotland NV 7.750%, 05/15/23	230,000	245,388
U.S. Bancorp 4.200%, 05/15/14 (a)	1,900,000	2,022,411
Wachovia Corp. 5.750%, 06/15/17 (a)	700,000	766,013
Wells Fargo & Co. 4.950%, 10/16/13 (a)	1,450,000	1,545,531
5.000%, 11/15/14	2,000,000	2,104,371
5.125%, 09/01/12 (a)	500,000	528,333
Wells Fargo Bank, N.A. 4.750%, 02/09/15 (a)	3,065,000	3,213,874

		31,121,037

Commercial Services & Supplies—0.2%
Waste Management, Inc. 6.100%, 03/15/18 (a)	2,000,000	2,261,364
7.000%, 07/15/28	1,265,000	1,462,505

		3,723,869

Communications Equipment—0.2%
Cisco Systems, Inc. 5.500%, 01/15/40 (a)	2,000,000	2,070,830
Motorola, Inc. 6.500%, 11/15/28 (a)	86,000	86,800
7.625%, 11/15/10	135,000	138,472

		2,296,102

Computers & Peripherals—0.3%
Hewlett-Packard Co. 5.500%, 03/01/18 (a)	1,950,000	2,237,913
International Business Machines Corp. 4.750%, 11/29/12 (a)	1,000,000	1,081,050
7.500%, 06/15/13	1,000,000	1,170,024
8.375%, 11/01/19	425,000	580,432

		5,069,419

Consumer Finance—0.1%
SLM Corp. 5.125%, 08/27/12	2,175,000	2,109,750

Diversified Financial Services—4.9%
Anadarko Finance Co. 7.500%, 05/01/31	1,800,000	1,512,000
Asian Development Bank 5.500%, 06/27/16	3,850,000	4,479,216
Associates Corp. of North America 6.950%, 11/01/18	1,700,000	1,809,842
AXA Financial, Inc. 7.750%, 08/01/10	500,000	502,289

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Diversified Financial Services—(Continued)
Bank of America Corp. 3.125%, 06/15/12 (a)	$3,900,000	$4,077,499
4.750%, 08/15/13 (a)	1,000,000	1,039,995
5.125%, 11/15/14 (a)	1,000,000	1,026,684
5.420%, 03/15/17 (a)	900,000	895,754
5.750%, 08/15/16 (a)	2,850,000	2,896,350
7.400%, 01/15/11 (a)	300,000	308,893
Berkshire Hathaway Finance Corp. 4.600%, 05/15/13 (a)	1,900,000	2,057,236
BHP Billiton Finance USA, Ltd. 5.500%, 04/01/14 (a)	1,500,000	1,675,156
Citigroup, Inc. 2.125%, 04/30/12 (b)	2,940,000	3,015,738
5.500%, 08/27/12 (a)	840,000	874,139
5.850%, 08/02/16 (a)	500,000	517,970
6.125%, 05/15/18 (a)	2,900,000	3,032,509
7.250%, 10/01/10	250,000	252,811
Conoco Funding Co. 6.350%, 10/15/11 (a)	500,000	533,339
Deutsche Telekom International Finance BV 5.750%, 03/23/16	460,000	502,157
8.750%, 06/15/30 (b)	1,000,000	1,287,950
Devon Financing Corp. ULC 6.875%, 09/30/11 (a)	900,000	961,583
Diageo Finance BV 5.300%, 10/28/15	870,000	970,242
European Investment Bank 4.625%, 03/21/12	3,620,000	3,839,764
4.875%, 02/15/36	1,800,000	1,951,578
5.125%, 05/30/17 (a)	1,750,000	1,977,037
General Electric Capital Corp. 3.000%, 12/09/11 (a)	5,000,000	5,171,519
5.400%, 02/15/17 (a)	2,000,000	2,107,431
5.450%, 01/15/13 (a)	1,800,000	1,939,591
5.875%, 01/14/38	2,050,000	2,012,303
6.000%, 06/15/12 (a)	1,000,000	1,073,868
6.750%, 03/15/32 (a)	1,250,000	1,352,868
General Electric Capital Services, Inc. 7.500%, 08/21/35	100,000	122,916
GlaxoSmithKline Capital, Inc. 4.850%, 05/15/13	875,000	955,329
HJ Heinz Finance Co. 6.625%, 07/15/11	900,000	948,500
HSBC Finance Corp. 5.500%, 01/19/16	900,000	980,808
JPMorgan Chase & Co. 2.125%, 12/26/12 (a) (b)	1,950,000	2,004,666
4.750%, 05/01/13 (a)	1,500,000	1,600,713
5.125%, 09/15/14 (a)	850,000	903,695
6.300%, 04/23/19 (a)	1,900,000	2,138,491
6.750%, 02/01/11 (a)	250,000	258,130
Mellon Funding Corp. 6.400%, 05/14/11 (a)	250,000	260,673
National Rural Utilities Cooperative Finance Corp. 8.000%, 03/01/32 (a)	300,000	382,442

Security Description	Par Amount	Value*

Diversified Financial Services—(Continued)
Novartis Capital Corp. 4.400%, 04/24/20	$900,000	$962,573
Petrobras International Finance Co. 6.125%, 10/06/16 (a)	600,000	648,768
Shell International Finance BV 4.000%, 03/21/14 (a)	1,900,000	2,009,986
4.300%, 09/22/19 (a)	1,000,000	1,025,738
Telecom Italia Capital S.A. 6.200%, 07/18/11 (a)	1,020,000	1,053,293
UBS Preferred Funding Trust V 6.243%, 05/29/49 (b)	1,000,000	840,000
Unilever Capital Corp. 7.125%, 11/01/10	300,000	306,348
Verizon Global Funding Corp. 7.750%, 12/01/30 (a)	2,390,000	2,955,778

		76,014,158

Diversified Telecommunication Services—0.6%
AT&T, Inc. 5.800%, 02/15/19 (a)	2,700,000	3,040,124
5.875%, 02/01/12 (a)	1,400,000	1,502,950
British Telecommunications plc 9.875%, 12/15/30 (a) (b)	1,000,000	1,220,712
Telefonica Emisiones SAU 6.221%, 07/03/17	2,900,000	3,169,110
Verizon New England, Inc. 6.500%, 09/15/11 (a)	400,000	421,453
Verizon New York, Inc. 7.375%, 04/01/32	500,000	565,538

		9,919,887

Electric Utilities—1.4%
Duke Energy Carolinas, LLC 5.300%, 02/15/40	2,000,000	2,103,991
6.250%, 01/15/12 (a)	500,000	539,399
Exelon Corp. 4.900%, 06/15/15 (a)	1,060,000	1,137,166
5.625%, 06/15/35	1,500,000	1,463,195
Georgia Power Co. 5.700%, 06/01/17	1,400,000	1,591,997
MidAmerican Energy Holdings Co. 5.875%, 10/01/12	2,690,000	2,935,483
Oncor Electric Delivery Co., LLC 7.000%, 05/01/32 (a)	950,000	1,094,925
Pacific Gas & Electric Co. 4.800%, 03/01/14	1,125,000	1,231,820
6.050%, 03/01/34	2,195,000	2,411,503
Pepco Holdings, Inc. 6.450%, 08/15/12	1,500,000	1,619,307
Progress Energy, Inc. 5.625%, 01/15/16 (a)	1,900,000	2,106,356
PSEG Power, LLC 8.625%, 04/15/31	1,000,000	1,293,354
Southern California Edison Co. 5.000%, 01/15/16	1,500,000	1,665,544

		21,194,040

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Electronic Equipment, Instruments & Components—0.1%
Koninklijke Philips Electronics NV 5.750%, 03/11/18 (a)	$900,000	$1,012,665

Energy Equipment & Services—0.2%
Halliburton Co. 5.500%, 10/15/10 (a)	2,700,000	2,730,000

Food & Staples Retailing—0.3%
CVS Caremark Corp. 4.875%, 09/15/14	1,800,000	1,966,175
The Kroger Co. 5.500%, 02/01/13 (a)	950,000	1,031,087
Wal-Mart Stores, Inc. 4.550%, 05/01/13 (a)	2,075,000	2,250,599

		5,247,861

Food Products—0.4%
ConAgra Foods, Inc. 5.819%, 06/15/17	1,000,000	1,112,460
General Mills, Inc. 6.000%, 02/15/12 (a)	1,000,000	1,072,284
Kraft Foods, Inc. 5.375%, 02/10/20	2,800,000	2,988,491
6.250%, 06/01/12 (a)	900,000	975,585

		6,148,820

Gas Utilities—0.1%
El Paso Natural Gas Co. 8.375%, 06/15/32	220,000	270,485
Sempra Energy 6.150%, 06/15/18	900,000	1,014,162

		1,284,647

Health Care Equipment & Supplies—0.3%
Baxter International, Inc. 4.625%, 03/15/15	2,700,000	2,959,996
5.375%, 06/01/18 (a)	1,400,000	1,579,738

		4,539,734

Health Care Providers & Services—0.1%
WellPoint, Inc. 5.850%, 01/15/36	1,800,000	1,797,046

Hotels, Restaurants & Leisure—0.1%
McDonald’s Corp. 5.350%, 03/01/18	885,000	1,009,960

Household Products—0.2%
Kimberly-Clark Corp. 6.125%, 08/01/17 (a)	500,000	586,710
The Procter & Gamble Co. 4.950%, 08/15/14 (a)	2,000,000	2,241,111

Security Description	Par Amount	Value*

Household Products—(Continued)
The Procter & Gamble Co. 6.450%, 01/15/26	$200,000	$245,482

		3,073,303

Industrial Conglomerates—0.3%
General Electric Co. 5.000%, 02/01/13 (a)	930,000	997,746
Honeywell International, Inc. 5.000%, 02/15/19 (a)	2,000,000	2,236,786
Tyco International, Ltd. 6.875%, 01/15/21	1,275,000	1,526,471

		4,761,003

Insurance—0.5%
ACE INA Holdings, Inc. 5.875%, 06/15/14	850,000	940,651
AXA S.A. 8.600%, 12/15/30 (a)	1,165,000	1,322,878
Chubb Corp. 6.000%, 11/15/11 (a)	350,000	371,192
Hartford Financial Services Group, Inc. 6.100%, 10/01/41	780,000	672,748
Principal Life Income Funding Trusts 5.300%, 04/24/13	900,000	974,718
Prudential Financial, Inc. 5.700%, 12/14/36 (a)	1,525,000	1,405,608
The Allstate Corp. 6.900%, 05/15/38 (a)	150,000	172,373
7.450%, 05/16/19 (a)	1,700,000	2,001,667

		7,861,835

Machinery—0.2%
Caterpillar, Inc. 7.900%, 12/15/18 (a)	1,757,000	2,243,945
Deere & Co. 6.950%, 04/25/14 (a)	850,000	1,003,996

		3,247,941

Media—1.0%
CBS Corp. 8.875%, 05/15/19	750,000	949,745
Comcast Cable Communications Holdings, Inc. 8.375%, 03/15/13 (a)	620,000	717,543
Comcast Corp. 5.300%, 01/15/14 (a)	1,445,000	1,581,441
5.650%, 06/15/35 (a)	1,500,000	1,477,812
COX Communications, Inc. 7.750%, 11/01/10	250,000	255,078
Historic TW, Inc. 9.125%, 01/15/13 (a)	418,000	486,966
News America, Inc. 6.550%, 03/15/33 (a)	1,950,000	2,091,365
The Walt Disney Co. 6.375%, 03/01/12 (a)	200,000	217,118

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Media—(Continued)
Thomson Reuters Corp. 6.500%, 07/15/18	$800,000	$936,110
Time Warner Cable, Inc. 5.000%, 02/01/20	2,900,000	2,954,323
5.850%, 05/01/17 (a)	100,000	110,309
6.550%, 05/01/37	100,000	107,810
Time Warner Entertainment Co., L.P. 8.375%, 03/15/23 (a)	380,000	478,751
Time Warner, Inc. 7.700%, 05/01/32 (a)	685,000	815,057
Turner Broadcasting System, Inc. 8.375%, 07/01/13 (a)	660,000	765,419
Viacom, Inc. 6.250%, 04/30/16	770,000	865,840

		14,810,687

Metals & Mining—0.4%
Alcoa, Inc. 5.375%, 01/15/13 (a)	1,000,000	1,030,000
5.720%, 02/23/19 (a)	523,000	494,235
5.870%, 02/23/22 (a)	101,000	92,415
ArcelorMittal 7.000%, 10/15/39 (a)	2,000,000	2,073,060
Rio Tinto Alcan, Inc. 5.000%, 06/01/15 (a)	1,050,000	1,118,818
Teck Resources, Ltd. 9.750%, 05/15/14	780,000	922,350
Vale Overseas, Ltd. 6.875%, 11/21/36	1,100,000	1,138,676

		6,869,554

Multi-Utilities—0.1%
Dominion Resources, Inc. 5.150%, 07/15/15 (a)	1,600,000	1,760,108

Multiline Retail—0.1%
Target Corp. 6.350%, 11/01/32 (a)	1,000,000	1,178,465
Walgreen Co. 5.250%, 01/15/19	900,000	1,018,675

		2,197,140

Oil, Gas & Consumable Fuels—0.7%
ConocoPhillips Holding Co. 6.950%, 04/15/29 (a)	700,000	868,694
Devon Energy Corp. 6.300%, 01/15/19	850,000	980,023
Enterprise Products Operating, LLC 5.000%, 03/01/15	2,000,000	2,137,337
6.300%, 09/15/17	3,400,000	3,805,300
Kinder Morgan Energy Partners, L.P. 6.500%, 02/01/37	2,000,000	2,034,970
XTO Energy, Inc. 7.500%, 04/15/12	715,000	793,479

		10,619,803

Security Description	Par Amount	Value*

Paper & Forest Products—0.1%
International Paper Co. 7.950%, 06/15/18	$820,000	$971,031

Pharmaceuticals—0.6%
Abbott Laboratories 5.125%, 04/01/19 (a)	1,350,000	1,502,906
AstraZeneca plc 5.400%, 06/01/14	639,000	717,995
Bristol-Myers Squibb Co. 5.875%, 11/15/36	2,000,000	2,235,052
Eli Lilly & Co. 4.200%, 03/06/14	900,000	973,384
Johnson & Johnson 5.950%, 08/15/37	910,000	1,081,388
6.950%, 09/01/29	250,000	325,708
Merck & Co., Inc. 5.950%, 12/01/28 (a)	300,000	341,369
6.550%, 09/15/37	1,000,000	1,244,266
Wyeth 5.500%, 02/01/14	1,000,000	1,122,444

		9,544,512

Real Estate Investment Trusts—0.3%
Brandywine Operating Partnership, L.P. 5.750%, 04/01/12	189,000	195,260
ERP Operating, L.P. 5.750%, 06/15/17 (a)	900,000	963,596
Kimco Realty Corp. 6.875%, 10/01/19 (a)	550,000	612,766
Regency Centers, L.P. 5.250%, 08/01/15	850,000	882,739
Simon Property Group, L.P. 5.250%, 12/01/16 (a)	2,000,000	2,129,082

		4,783,443

Road & Rail—0.3%
Burlington Northern Santa Fe, LLC 5.900%, 07/01/12 (a)	1,000,000	1,083,832
7.000%, 02/01/14	1,850,000	2,147,709
CSX Corp. 6.750%, 03/15/11	200,000	207,173
7.900%, 05/01/17	500,000	617,113
Norfolk Southern Corp. 5.590%, 05/17/25	144,000	151,868
7.250%, 02/15/31 (a)	156,000	192,464

		4,400,159

Software—0.1%
Oracle Corp. 5.250%, 01/15/16 (a)	2,000,000	2,255,745

Specialty Retail—0.1%
Home Depot, Inc. 5.400%, 03/01/16	900,000	994,691

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Specialty Retail—(Continued)
Lowe’s Cos., Inc. 6.875%, 02/15/28	$1,000,000	$1,209,628

		2,204,319

Tobacco—0.1%
Altria Group, Inc. 9.700%, 11/10/18	750,000	948,704
Philip Morris International, Inc. 6.875%, 03/17/14	755,000	873,795

		1,822,499

Wireless Telecommunication Services—0.3%
AT&T Mobility, LLC 7.125%, 12/15/31 (a)	100,000	120,143
Cellco Partnership 5.550%, 02/01/14 (a)	850,000	946,175
8.500%, 11/15/18	750,000	960,105
New Cingular Wireless Services, Inc. 8.125%, 05/01/12 (a)	500,000	559,441
Vodafone Group plc 6.150%, 02/27/37 (a)	2,170,000	2,238,593

		4,824,457

Yankee—0.7%
Apache Finance Canada Corp. 7.750%, 12/15/29	300,000	388,016
ConocoPhillips Canada Funding Co. I 5.950%, 10/15/36	3,050,000	3,323,601
EnCana Corp. 4.750%, 10/15/13	2,000,000	2,149,158
Hydro-Quebec 7.500%, 04/01/16	1,350,000	1,690,217
8.400%, 01/15/22	1,000,000	1,397,403
Inter-American Development Bank 6.800%, 10/15/25	500,000	629,052
7.000%, 06/15/25	200,000	259,742
International Bank for Reconstruction & Development 8.875%, 03/01/26	535,000	829,469
Statoil ASA 6.700%, 01/15/18	300,000	357,569

		11,024,227

Total Corporate Bonds & Notes (Identified Cost $309,910,480)		324,250,462

Mortgage-Backed Securities—3.0%

Commercial Mortgage-Backed Securities—3.0%
Banc of America Commerical Mortgage, Inc. 5.414%, 09/10/47	2,752,000	2,821,757
Bear Stearns Commercial Mortgage Securities 5.540%, 09/11/41	3,000,000	3,140,233

Security Description	Par Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Bear Stearns Commercial Mortgage Securities 5.610%, 11/15/33	$500,000	$514,280
Citigroup Commercial Mortgage Trust 4.733%, 10/15/41	1,000,000	1,034,744
5.431%, 10/15/49	3,500,000	3,594,606
5.546%, 04/15/40 (b)	1,000,000	1,068,355
5.920%, 03/15/49 (b)	3,800,000	4,013,710
Citigroup/Deutsche Bank Commercial Mortgage Trust 5.397%, 07/15/44 (b)	2,000,000	2,139,764
Credit Suisse First Boston Mortgage Securities Corp. 3.936%, 05/15/38	500,000	518,223
4.691%, 10/15/39	500,000	520,710
5.100%, 08/15/15 (b)	3,000,000	3,155,003
Credit Suisse Mortgage Capital Certificates 5.467%, 09/15/39	3,500,000	3,473,842
GMAC Commercial Mortgage Securities, Inc. 4.697%, 05/10/43 (b)	1,500,000	1,536,460
Greenwich Capital Commercial Funding Corp. 5.317%, 06/10/36 (b)	1,000,000	1,072,188
JPMorgan Chase Commercial Mortgage Securities Corp. 3.972%, 05/12/35	1,321,029	1,337,565
4.275%, 01/12/37	453,916	465,763
LB-UBS Commercial Mortgage Trust 4.254%, 07/15/27 (b)	542,466	563,070
4.367%, 03/15/36	3,000,000	3,038,323
5.156%, 02/15/31	2,500,000	2,614,769
6.462%, 03/15/31	500,000	527,730
Merrill Lynch Mortgage Trust 4.855%, 10/12/41 (b)	500,000	519,808
Morgan Stanley Capital I 4.989%, 08/13/42	1,000,000	1,036,669
5.802%, 06/11/42 (b)	2,000,000	2,106,761
6.076%, 06/11/49 (b)	1,430,000	1,444,255
Wachovia Bank Commercial Mortgage Trust 5.083%, 03/15/42 (b)	3,000,000	3,127,159
6.287%, 04/15/34	1,445,000	1,521,906

Total Mortgage-Backed Securities (Identified Cost $44,652,531)		46,907,653

Foreign Government & Agency Obligations—1.6%

Regional Government—0.5%
Province of Nova Scotia Canada 5.125%, 01/26/17 (a)	900,000	1,025,748
Province of Ontario Canada 5.125%, 07/17/12 (a)	2,000,000	2,159,853
Province of Quebec Canada 4.875%, 05/05/14	1,925,000	2,141,090
6.125%, 01/22/11	2,700,000	2,780,530

		8,107,221

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Foreign Government & Agency Obligations—(Continued)

Security Description	Par Amount	Value*

Sovereign—1.0%
Brazilian Government International Bond 6.000%, 01/17/17	$3,755,000	$4,124,867
Mexico Government International Bond 6.750%, 09/27/34 (a)	1,050,000	1,208,687
8.000%, 09/24/22	2,200,000	2,871,000
8.375%, 01/14/11	250,000	260,250
Republic of Italy 4.500%, 01/21/15	2,975,000	3,059,661
5.625%, 06/15/12 (a)	3,650,000	3,847,882

		15,372,347

Yankee—0.1%
Province of Nova Scotia Canada 9.250%, 03/01/20	250,000	353,024
Province of Quebec Canada 7.500%, 07/15/23	350,000	471,223

		824,247

Total Foreign Government & Agency Obligations (Identified Cost $23,356,643)		24,303,815

Municipal Bonds & Notes—0.3%

Municipal Agency—0.3%
Municipal Electric Authority of Georgia 6.637%, 04/01/57	2,000,000	1,936,880
State of California 7.300%, 10/01/39	2,000,000	2,082,180
State of Illinois 5.100%, 06/01/33	1,230,000	958,884

Total Municipal Bonds & Notes (Identified Cost $4,918,962)		4,977,944

Asset-Backed Securities—0.2%

Asset Backed—0.2%
Capital One Multi-Asset Execution Trust 4.850%, 11/15/13	3,000,000	3,065,452
Centex Home Equity 3.750%, 12/25/31 (b)	58,001	57,486
Detroit Edison Securitization Funding, LLC 6.190%, 03/01/13	154,139	157,834

Total Asset-Backed Securities (Identified Cost $3,208,396)		3,280,772

Short Term Investments—12.5%
Security Description	Shares/Par Amount	Value*

Discount Notes—0.2%
Federal National Mortgage Association 0.079%, 07/15/10	$2,900,000	$2,899,910

Mutual Funds—12.1%
State Street Navigator Securities Lending Prime Portfolio (c)	186,945,206	186,945,206

Repurchase Agreement—0.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/10 at 0.000% to be repurchased at $2,899,000 on 07/01/10, collateralized by $2,935,000 U.S. Treasury Note due 01/31/11 with a value of $2,957,013	2,899,000	2,899,000

Total Short Term Investments (Identified Cost $192,744,116)		192,744,116

Total Investments—111.7% (Identified Cost $1,647,782,132) (d)		1,731,032,712
Liabilities in excess of other assets		(181,369,502)

Net Assets—100.0%		$1,549,663,210

(a)	All or a portion of the security was on loan. As of June 30, 2010, the market value of securities loaned was $214,507,568 and the collateral received consisted of cash in the amount of $186,945,206 and non-cash collateral with a value of $31,619,390. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(b)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2010.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2010 was $1,647,573,167 and the composition of unrealized appreciation and depreciation of investment securities was $94,304,840 and $(10,845,295), respectively.

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between level 1 and level 2 deemed significant (greater than 10% of total assets), if any, will be disclosed following the valuation table below. For the period ended June 30, 2010, there were no transfers between levels 1 and 2. For information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value of the Portfolio’s investments as of June 30, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Corporate Bonds & Notes*	$—	$324,250,462	$—	$324,250,462
Total U.S. Government & Treasury Obligations*	—	1,134,567,950	—	1,134,567,950
Total Mortgage-Backed Securities*	—	46,907,653	—	46,907,653
Total Asset-Backed Securities*	—	3,280,772	—	3,280,772
Total Municipal Bonds & Notes*	—	4,977,944	—	4,977,944
Total Foreign Government & Agency Obligations*	—	24,303,815	—	24,303,815
Short Term Investments
Discount Notes	—	2,899,910	—	2,899,910
Mutual Funds	186,945,206	—	—	186,945,206
Repurchase Agreement	—	2,899,000	—	2,899,000
Total Short Term Investments	186,945,206	5,798,910	—	192,744,116
Total Investments	$186,945,206	$1,544,087,506	$—	$1,731,032,712

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Statement of Assets & Liabilities

June 30, 2010 (Unaudited)

Assets
Investments at value (a)(b)		$1,731,032,712
Receivable for:
Securities sold		10,294,312
Fund shares sold		560,474
Accrued interest		12,854,131

Total Assets		1,754,741,629
Liabilities
Payable for:
Securities purchased	$9,094,877
Fund shares redeemed	5,613,196
Collateral for securities loaned	186,945,206
Due to custodian bank	2,799,394
Accrued expenses:
Management fees	310,611
Distribution and service fees	174,246
Deferred directors’ fees	8,168
Other expenses	132,721

Total Liabilities		205,078,419

Net Assets		$1,549,663,210

Net assets consists of:
Paid in surplus		$1,476,580,967
Undistributed net investment income		25,922,071
Accumulated net realized losses		(36,090,408)
Unrealized appreciation on investments		83,250,580

Net Assets		$1,549,663,210

Net Assets
Class A		$659,007,646
Class B		722,000,084
Class E		119,735,541
Class G		48,919,939

Capital Shares (Authorized) Outstanding
Class A (80,000,000)		59,543,561
Class B (100,000,000)		66,286,979
Class E (20,000,000)		10,865,819
Class G (7,500,000)		4,496,735

Net Asset Value, Offering and Redemption Price Per Share
Class A		$11.07
Class B		10.89
Class E		11.02
Class G		10.88

(a)	Identified cost of investments was $1,647,782,132.
(b)	Includes securities on loan with a value of $214,507,568.

Statement of Operations

Six months ended June 30, 2010 (Unaudited)

Investment Income
Interest (a)		$29,265,478

Expenses
Management fees	$1,789,335
Distribution and service fees—Class B	850,482
Distribution and service fees—Class E	90,758
Distribution and service fees—Class G	52,917
Directors’ fees and expenses	19,782
Custodian and accounting	80,569
Audit and tax services	17,000
Legal	2,192
Shareholder reporting	100,657
Insurance	8,906
Miscellaneous	11,285

Total expenses	3,023,883
Management fee waivers	(50,101)	2,973,782

Net Investment Income		26,291,696

Net Realized and Unrealized Gain
Net realized gain on:
Investments		2,455,494
Net change in unrealized appreciation on:
Investments		42,600,146

Net realized and unrealized gain		45,055,640

Net Increase in Net Assets From Operations		$71,347,336

(a)	Includes income on securities loaned of $94,092.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$26,291,696	$50,458,285
Net realized gain (loss)	2,455,494	(5,237,666)
Net change in unrealized appreciation	42,600,146	13,881,943

Increase in net assets from operations	71,347,336	59,102,562

From Distributions to Shareholders
Net investment income
Class A	(24,391,092)	(33,214,012)
Class B	(24,725,962)	(29,060,234)
Class E	(4,378,545)	(6,956,815)
Class G	(1,300,662)	0

Total distributions	(54,796,261)	(69,231,061)

Increase in net assets from capital share transactions	195,264,408	165,820,470

Total increase in net assets	211,815,483	155,691,971

Net Assets
Beginning of the period	1,337,847,727	1,182,155,756

End of the period	$1,549,663,210	$1,337,847,727

Undistributed Net Investment Income
End of the period	$25,922,071	$54,426,636

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	12,932,071	$143,514,021	5,993,367	$65,020,222
Reinvestments	2,264,725	24,391,092	3,181,419	33,214,012
Redemptions	(6,232,265)	(68,568,190)	(9,471,888)	(103,372,917)

Net increase (decrease)	8,964,531	$99,336,923	(297,102)	$(5,138,683)

Class B
Sales	8,281,029	$89,848,175	16,638,120	$176,726,498
Reinvestments	2,332,638	24,725,962	2,824,124	29,060,234
Redemptions	(3,503,447)	(37,959,526)	(5,288,963)	(57,035,498)

Net increase	7,110,220	$76,614,611	14,173,281	$148,751,234

Class E
Sales	447,267	$4,901,546	1,226,011	$13,131,697
Reinvestments	408,066	4,378,545	668,925	6,956,815
Redemptions	(1,219,375)	(13,359,514)	(2,081,165)	(22,716,993)

Net decrease	(364,042)	$(4,079,423)	(186,229)	$(2,628,481)

Class G
Sales	2,523,692	$27,283,377	2,409,276	$25,690,897
Reinvestments	122,820	1,300,662	0	0
Redemptions	(479,108)	(5,191,742)	(79,945)	(854,497)

Net increase	2,167,404	$23,392,297	2,329,331	$24,836,400

Increase derived from capital share transactions		$195,264,408		$165,820,470

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.94		$11.10	$10.97	$10.76	$10.81	$11.02

Income (Loss) From Investment Operations
Net investment income	0.21	(a)	0.47 (a)	0.54 (a)	0.52 (a)	0.49 (a)	0.49
Net realized and unrealized gain (loss) on investments	0.34		0.07	0.10	0.20	(0.07)	(0.27)

Total from investment operations	0.55		0.54	0.64	0.72	0.42	0.22

Less Distributions
Distributions from net investment income	(0.42)		(0.70)	(0.51)	(0.51)	(0.47)	(0.43)

Total distributions	(0.42)		(0.70)	(0.51)	(0.51)	(0.47)	(0.43)

Net Asset Value, End of Period	$11.07		$10.94	$11.10	$10.97	$10.76	$10.81

Total Return (%)	5.10	(b)	5.17	5.99	6.87	4.12	2.06

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.29	(c)	0.30	0.29	0.30	0.32	0.31
Net ratio of expenses to average net assets (%) (d)	0.28	(c)	0.29	0.28	0.29	0.31	0.31
Ratio of net investment income to average net assets (%)	3.81	(c)	4.34	5.01	4.86	4.64	4.30
Portfolio turnover rate (%)	12	(c)	17	14	15	18	23
Net assets, end of period (in millions)	$659.01		$553.57	$564.53	$678.19	$511.54	$524.88

	Class B
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.76		$10.92	$10.81	$10.60	$10.66	$10.87

Income (Loss) From Investment Operations
Net investment income	0.19	(a)	0.43 (a)	0.51 (a)	0.48 (a)	0.46 (a)	0.36
Net realized and unrealized gain (loss) on investments	0.33		0.08	0.08	0.20	(0.08)	(0.16)

Total from investment operations	0.52		0.51	0.59	0.68	0.38	0.20

Less Distributions
Distributions from net investment income	(0.39)		(0.67)	(0.48)	(0.47)	(0.44)	(0.41)

Total distributions	(0.39)		(0.67)	(0.48)	(0.47)	(0.44)	(0.41)

Net Asset Value, End of Period	$10.89		$10.76	$10.92	$10.81	$10.60	$10.66

Total Return (%)	4.92	(b)	4.98	5.63	6.66	3.81	1.85

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.54	(c)	0.55	0.54	0.55	0.57	0.56
Net ratio of expenses to average net assets (%) (d)	0.53	(c)	0.54	0.53	0.54	0.56	0.56
Ratio of net investment income to average net assets (%)	3.56	(c)	4.06	4.76	4.60	4.40	4.06
Portfolio turnover rate (%)	12	(c)	17	14	15	18	23
Net assets, end of period (in millions)	$722.00		$636.95	$491.55	$568.79	$469.21	$354.65

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.89		$11.04	$10.92	$10.71	$10.77	$10.97

Income (Loss) From Investment Operations
Net investment income	0.20	(a)	0.45 (a)	0.52 (a)	0.50 (a)	0.47	0.46
Net realized and unrealized gain (loss) on investments	0.33		0.08	0.09	0.20	(0.07)	(0.25)

Total from investment operations	0.53		0.53	0.61	0.70	0.40	0.21

Less Distributions
Distributions from net investment income	(0.40)		(0.68)	(0.49)	(0.49)	(0.46)	(0.41)

Total distributions	(0.40)		(0.68)	(0.49)	(0.49)	(0.46)	(0.41)

Net Asset Value, End of Period	$11.02		$10.89	$11.04	$10.92	$10.71	$10.77

Total Return (%)	4.97	(b)	5.13	5.76	6.71	3.88	2.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.44	(c)	0.45	0.44	0.45	0.47	0.46
Net ratio of expenses to average net assets (%) (d)	0.43	(c)	0.44	0.43	0.44	0.46	0.46
Ratio of net investment income to average net assets (%)	3.66	(c)	4.18	4.86	4.70	4.49	4.15
Portfolio turnover rate (%)	12	(c)	17	14	15	18	23
Net assets, end of period (in millions)	$119.74		$122.30	$126.08	$172.93	$176.15	$190.84

	Class G
	Six months ended June 30, 2010		Year ended December 31, 2009(e)

Net Asset Value, Beginning of Period	$10.75		$10.29

Income (Loss) From Investment Operations
Net investment income	0.19	(a)	0.27	(a)
Net realized and unrealized gain on investments	0.32		0.19

Total from investment operations	0.51		0.46

Less Distributions
Distributions from net investment income	(0.38)		0.00

Total distributions	(0.38)		0.00

Net Asset Value, End of Period	$10.88		$10.75

Total Return (%)	4.88	(b)	4.47	(b)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	(c)	0.60	(c)
Net ratio of expenses to average net assets (%) (d)	0.58	(c)	0.59	(c)
Ratio of net investment income to average net assets (%)	3.52	(c)	3.77	(c)
Portfolio turnover rate (%)	12	(c)	17
Net assets, end of period (in millions)	$48.92		$25.03

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.
(e)	Commencement of operations was April 28, 2009.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The Barclays Capital Aggregate Bond Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class E and Class G. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class E and Class G shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

If no current market value quotation is readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the

MSF-19

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to amortization and accretion of debt securities, paydown reclasses, capital loss carryforwards and post October loss deferral. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2010 are disclosed in the footnotes to the Schedule of Investments.

MSF-20

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Mortgage Related and Other Asset-Backed Securities:

The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgaged obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although some mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Forward Commitments and When-Issued and Delayed-Delivery Securities:

The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Securities:

The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt

MSF-21

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the six months ended June 30, 2010 were $1,789,335.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors Company, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers pays MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Fees earned by MLIAC with respect to the Portfolio for the six months ended June 30, 2010 were $164,619.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2010 to April 30, 2011, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.007% of average daily net assets. An identical expense agreement was in place for the period May 1, 2009 through April 30, 2010. Amounts waived for the six months ended June 30, 2010 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife Advisers is an affiliate of MetLife and MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E and G shares. Under the Distribution and Service Plan, the Class B, E and G shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E and G shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.15% per year for Class E shares and 0.30% per year for Class G shares. Amounts paid by the Portfolio for the six months ended June 30, 2010 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

MSF-22

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$247,325,939	$89,364,096	$36,452,507	$50,248,377

5.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard trades, the Portfolio restricts its exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$69,231,061	$61,043,865	$—	$—	$—	$—	$69,231,061	$61,043,865

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$54,430,711	$—	$32,435,802	$(30,168,894)	$56,697,619

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future realized capital gains. As of December 31, 2009, the Portfolio had capital loss carryforwards as follows:

Expiring 12/31/17	Expiring 12/31/16	Expiring 12/31/15	Expiring 12/31/14	Expiring 12/31/13	Expiring 12/31/12	Expiring 12/31/10	Total
$9,934,932	$6,670,752	$4,015,637	$4,808,149	$3,790,866	$499,465	$449,093	$30,168,894

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$(162,374)

MSF-23

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

7.	RECENT ACCOUNTING PRONOUNCEMENT

The Portfolio adopted Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”, effective March 31, 2010. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

8.	SUBSEQUENT EVENTS

Management completed an evaluation of the impact of all subsequent events on the Portfolio’s financial statements and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

MSF-24

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-25

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2010, the Class A, B, D, and E shares of the BlackRock Aggressive Growth Portfolio returned -10.25%, -10.40%, -10.31%, and -10.28%, respectively, compared to its benchmark, the Russell Midcap Growth Index1, which returned -3.31%.

MARKET ENVIRONMENT/CONDITIONS

Equity markets began 2010 in positive territory, as investors cautiously remained with risk assets given the backdrop of the global, cyclical economic recovery. Markets experienced a notable reversal of trends during the first half of the year, as the low-quality, cyclical rally gave way to more fundamental, earnings-based equity performance. Despite the strong beginning, the market exhibited ongoing volatility throughout the remainder of the period, as investors continued to weigh the risks of central bank policy, ongoing credit-related issues and economic uncertainty. Equity performance quickly turned negative in the middle of the second quarter, as incremental data pointing to a slowing economic recovery spooked investors across the market cap spectrum. In addition to fundamental economic drivers, a number of headline events caused investors to significantly pull back by period-end as they anxiously await company earnings results and forward-looking guidance as we head into the back half of the year.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio’s underperformance relative to its benchmark, the Russell Midcap Growth Index, for the six-month period was attributable to stock selection across the Portfolio. Stock selection in the consumer discretionary sector was the most significant detractor, accounting for approximately 300 basis points (3.0%) of relative underperformance. Stock selection in consumer staples, materials and financials also held back returns. Despite stock selection being negative overall, a number of individual names across a variety of sectors made positive contributions to performance in the first half of the year.

A number of individual stocks hurt returns within the consumer discretionary sector. Instant lottery ticket provider Scientific Games finished down more than 35% for the period. The company experienced declines as investors cautiously awaited the outcome of a large overseas contract renewal. DreamWorks Animation dipped 28% on disappointing revenues surrounding the latest launch of the company’s Shrek series movies. Specialty retail also hurt relative returns, particularly our holding in American Eagle Outfitters. The company gave back previous returns to finish down near 30% on worries of slowing sales and excess inventory heading into the summer months.

Stock selection in the materials sector also detracted from overall returns in the first half of the year. Aluminum producer Century Aluminum sunk 45% on falling aluminum prices due to headlines touting a slowing economic recovery. Another holding affected by this backdrop of negative news was fertilizer producer Agrium, which finished down close to 20%. Elsewhere in the Portfolio, a slowing flu outbreak caused weaker-than-expected volumes for Inverness Medical’s flu treatment, sending the company’s stock down almost 35%.

A number of stocks did positively help returns during the quarter. Cancer drug company OSI Pharmaceuticals jumped more than 80% after news of a takeout offer from a competitor. Chemicals company Airgas also benefited from a rival takeout bid, pushing the stock’s return north of 30% for the period.

There were some slight changes to the Portfolio’s overall sector positioning during the first half of the year. Overall, we decreased the weighting in the energy sector, eliminating positions in Plains Exploration and Rowan. We also further increased the weighting in healthcare, which remains the largest sector overweight in the Portfolio. Conversely, the telecommunication services sector is the most significant underweight at period-end.

Eileen Leary

Andrew Leger

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2010

	6 Months	1 Year	5 Year	10 Year	Since Inception[2]
BlackRock Aggressive Growth Portfolio
Class A	-10.25	13.79	0.27	-2.68	—
Class B	-10.40	13.45	0.01	—	1.53
Class D	-10.31	13.66	—	—	-3.47
Class E	-10.28	13.68	0.12	—	0.07
Russell Midcap Growth Index	-3.31	21.30	1.37	-1.99	—

1 The Russell Midcap® Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

2 Inception dates of the Class A, Class B, Class D and Class E shares are 4/29/88, 4/26/04, 5/2/06 and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may flucuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2010

Top Holdings

% of Net Assets
Lincare Holdings, Inc.	2.9
Lam Research Corp.	2.3
Alliance Data Systems Corp.	2.1
Broadcom Corp.	2.0
Agrium, Inc.	1.9
Genzyme Corp.	1.9
Amdocs, Ltd.	1.9
Quanta Services, Inc.	1.8
Warner Chilcott plc	1.8
BE Aerospace, Inc.	1.8

Top Sectors

% of Net Assets
Information Technology	27.4
Healthcare	18.1
Consumer Discretionary	17.9
Industrials	14.9
Materials	6.2
Financials	6.1
Energy	4.8
Consumer Staples	3.9

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 through June 30, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Aggressive Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses paid during period* January 1, 2010 to June 30, 2010
Class A	Actual	0.77%	$1,000.00	$897.48	$3.62
	Hypothetical	0.77%	$1,000.00	$1,020.92	$3.86

Class B	Actual	1.02%	$1,000.00	$895.99	$4.80
	Hypothetical	1.02%	$1,000.00	$1,019.67	$5.11

Class D	Actual	0.87%	$1,000.00	$896.94	$4.09
	Hypothetical	0.87%	$1,000.00	$1,020.42	$4.36

Class E	Actual	0.92%	$1,000.00	$897.24	$4.33
	Hypothetical	0.92%	$1,000.00	$1,020.17	$4.61

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-3

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—99.3% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—3.2%
BE Aerospace, Inc. (a)	521,900	$13,271,917
Precision Castparts Corp.	101,300	10,425,796

		23,697,713

Airlines—0.8%
Delta Air Lines, Inc. (a)	495,200	5,818,600

Auto Components—1.6%
Lear Corp. (a)	179,300	11,869,660

Biotechnology—4.2%
Dendreon Corp. (a) (b)	246,500	7,969,345
Genzyme Corp. (a)	275,300	13,976,981
Human Genome Sciences, Inc. (a)	393,200	8,909,912

		30,856,238

Capital Markets—2.9%
Greenhill & Co., Inc.	104,500	6,388,085
Northern Trust Corp.	159,200	7,434,640
Och-Ziff Capital Management Group, LLC	603,000	7,591,770

		21,414,495

Chemicals—4.3%
Agrium, Inc.	288,600	14,124,084
Airgas, Inc.	102,700	6,387,940
Celanese Corp. (Series A)	447,600	11,149,716

		31,661,740

Communications Equipment—1.0%
Harris Corp.	183,064	7,624,616

Computers & Peripherals—1.4%
Western Digital Corp. (a)	343,400	10,356,944

Construction & Engineering—3.3%
Fluor Corp.	249,000	10,582,500
Quanta Services, Inc. (a)	652,700	13,478,255

		24,060,755

Containers & Packaging—1.3%
Owens-Illinois, Inc. (a)	360,500	9,535,225

Diversified Consumer Services—1.1%
DeVry, Inc.	156,300	8,204,187

Diversified Financial Services—2.4%
CBOE Holdings, Inc. (a)	38,200	1,243,410
CME Group, Inc.	40,130	11,298,602
MSCI, Inc. (a)	202,900	5,559,460

		18,101,472

Electrical Equipment—1.7%
AMETEK, Inc.	322,200	12,936,330

Security Description	Shares	Value*

Electronic Equipment, Instruments & Components—1.5%
Amphenol Corp. (Class A)	290,500	$11,410,840

Energy Equipment & Services—1.1%
Superior Energy Services, Inc. (a)	436,400	8,147,588

Food & Staples Retailing—1.3%
Safeway, Inc.	480,100	9,438,766

Health Care Equipment & Supplies—2.5%
Gen-Probe, Inc. (a) (b)	195,900	8,897,778
Inverness Medical Innovations, Inc. (a) (b)	366,000	9,757,560

		18,655,338

Health Care Providers & Services—5.0%
Aetna, Inc.	356,200	9,396,556
Community Health Systems, Inc. (a)	174,200	5,889,702
Lincare Holdings, Inc. (a) (b)	662,900	21,550,879

		36,837,137

Hotels, Restaurants & Leisure—4.7%
Bally Technologies, Inc. (a) (b)	113,400	3,673,026
Burger King Holdings, Inc.	213,800	3,600,392
Darden Restaurants, Inc.	209,100	8,123,535
International Game Technology	237,500	3,728,750
MGM Mirage (a)	324,300	3,126,252
Scientific Games Corp. (a) (b)	1,382,000	12,714,400

		34,966,355

Household Durables—1.1%
Newell Rubbermaid, Inc.	538,500	7,883,640

Household Products—1.2%
Church & Dwight Co., Inc.	146,400	9,180,744

IT Services—9.0%
Alliance Data Systems Corp. (a) (b)	259,600	15,451,392
Amdocs, Ltd. (a)	517,450	13,893,532
Gartner, Inc. (Class A) (a) (b)	529,000	12,299,250
Genpact, Ltd. (a)	787,500	12,229,875
Lender Processing Services, Inc.	399,050	12,494,256

		66,368,305

Life Sciences Tools & Services—2.2%
Bruker Corp. (a)	290,700	3,534,912
Thermo Fisher Scientific, Inc. (a)	262,700	12,885,435

		16,420,347

Machinery—3.4%
Joy Global, Inc.	147,700	7,398,293
Pentair, Inc.	356,100	11,466,420
The Manitowoc Co., Inc. (b)	703,800	6,432,732

		25,297,445

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Media—2.9%
CKX, Inc. (a) (b)	1,031,360	$5,146,486
DISH Network Corp. (a)	316,900	5,751,735
DreamWorks Animation SKG, Inc. (a)	360,100	10,280,855

		21,179,076

Metals & Mining—0.6%
Century Aluminum Co. (a) (b)	510,698	4,509,463

Oil, Gas & Consumable Fuels—3.7%
Consol Energy, Inc.	286,500	9,672,240
Noble Corp.	216,500	6,692,015
The Williams Cos., Inc.	427,600	7,816,528
Ultra Petroleum Corp. (a) (b)	78,100	3,455,925

		27,636,708

Personal Products—1.4%
Avon Products, Inc.	382,000	10,123,000

Pharmaceuticals—4.2%
Biovail Corp.	455,700	8,767,668
Shire plc (ADR)	143,200	8,789,616
Warner Chilcott plc (a) (b)	589,500	13,470,075

		31,027,359

Professional Services—2.4%
IHS, Inc. (a) (b)	101,000	5,900,420
Manpower, Inc.	194,800	8,411,464
Robert Half International, Inc.	159,100	3,746,805

		18,058,689

Real Estate Investment Trusts—0.8%
Chimera Investment Corp.	1,544,800	5,576,728

Semiconductors & Semiconductor Equipment—7.4%
Broadcom Corp.	458,200	15,106,854
Lam Research Corp. (a)	445,700	16,963,342
Netlogic Microsystems, Inc. (a)	267,900	7,286,880
ON Semiconductor Corp. (a)	580,000	3,700,400
PMC-Sierra, Inc. (a)	1,552,390	11,673,973

		54,731,449

Software—7.1%
Adobe Systems, Inc. (a)	381,040	10,070,887
Intuit, Inc. (a)	299,100	10,399,707
MICROS Systems, Inc. (a)	139,200	4,436,304
Rovi Corp. (a)	198,600	7,528,926
Salesforce.com, Inc. (a)	118,900	10,203,998
TiVo, Inc. (a) (b)	1,313,300	9,692,154

		52,331,976

Specialty Retail—5.1%
Abercrombie & Fitch Co. (Class A)	151,800	4,658,742
American Eagle Outfitters, Inc.	761,500	8,947,625
Bed Bath & Beyond, Inc. (a)	152,400	5,650,992

Security Description	Shares	Value*

Specialty Retail—(Continued)
Express, Inc. (a)	506,400	$8,289,768
GameStop Corp. (Class A) (a) (b)	541,100	10,167,269

		37,714,396

Textiles, Apparel & Luxury Goods—1.5%
Coach, Inc.	117,000	4,276,350
Phillips-Van Heusen Corp.	143,300	6,630,491

		10,906,841

Total Common Stock (Identified Cost $778,653,002)		734,540,165

Short Term Investments—16.4%
Security Description	Shares/Par Amount	Value*

Mutual Funds—15.6%
State Street Navigator Securities Lending Prime Portfolio (c)	115,177,409	115,177,409

Repurchase Agreement—0.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/10 at 0.000% to be repurchased at $6,296,000 on 07/01/10, collateralized by $6,285,000 Federal Home Loan Bank due 02/20/29 with a value of $6,426,413.	$6,296,000	6,296,000

Total Short Term Investments (Identified Cost $121,473,409)		121,473,409

Total Investments—115.7% (Identified Cost $900,126,411) (d)		856,013,574
Liabilities in excess of other assets		(116,452,056)

Net Assets—100.0%		$739,561,518

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of June 30, 2010, the market value of securities loaned was $114,880,067 and the collateral received consisted of cash in the amount of $115,177,409 and non-cash collateral with a value of $3,649,020. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2010 was $900,170,031 and the composition of unrealized appreciation and depreciation of investment securities was $74,731,121 and $(118,887,578), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between level 1 and level 2 deemed significant (greater than 10% of total assets), if any, will be disclosed following the valuation table below. For the period ended June 30, 2010, there were no transfers between levels 1 and 2. For information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value of the Portfolio’s investments as of June 30, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$734,540,165	$—	$—	$734,540,165
Short Term Investments
Mutual Funds	115,177,409	—	—	115,177,409
Repurchase Agreement	—	6,296,000	—	6,296,000
Total Short Term Investments	115,177,409	6,296,000	—	121,473,409
Total Investments	$849,717,574	$6,296,000	$—	$856,013,574

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Statement of Assets & Liabilities

June 30, 2010 (Unaudited)

Assets
Investments at value (a)(b)		$856,013,574
Cash		67
Receivable for:
Securities sold		9,456,101
Fund shares sold		232,748
Accrued interest and dividends		605,751
Foreign taxes		18

Total Assets		866,308,259
Liabilities
Payable for:
Securities purchased	$10,548,316
Fund shares redeemed	381,339
Foreign taxes	8,131
Collateral for securities loaned	115,177,409
Accrued expenses:
Management fees	474,929
Distribution and service fees	26,830
Deferred directors’ fees	8,168
Other expenses	121,619

Total Liabilities		126,746,741

Net Assets		$739,561,518

Net assets consists of:
Paid in surplus		$895,007,819
Undistributed net investment loss		(798,177)
Accumulated net realized losses		(110,535,287)
Unrealized depreciation on investments		(44,112,837)

Net Assets		$739,561,518

Net Assets
Class A		$535,907,276
Class B		64,119,111
Class D		127,043,973
Class E		12,491,158

Capital Shares (Authorized) Outstanding
Class A (45,000,000)		25,566,906
Class B (7,500,000)		3,222,558
Class D (10,000,000)		6,111,456
Class E (5,000,000)		601,415

Net Asset Value, Offering and Redemption Price Per Share
Class A		$20.96
Class B		19.90
Class D		20.79
Class E		20.77

(a)	Identified cost of investments was $900,126,411.
(b)	Includes securities on loan with a value of $114,880,067.

Statement of Operations

Six months ended June 30, 2010 (Unaudited)

Investment Income
Dividends (a)		$2,679,300
Interest (b)		71,219

		2,750,519
Expenses
Management fees	$3,093,635
Distribution and service fees—Class B	87,875
Distribution and service fees—Class D	74,377
Distribution and service fees—Class E	11,109
Directors’ fees and expenses	23,857
Custodian and accounting	31,279
Audit and tax services	15,900
Legal	1,242
Shareholder reporting	91,545
Insurance	5,357
Miscellaneous	7,951

Total expenses	3,444,127
Less broker commission recapture	(43,502)	3,400,625

Net Investment Loss		(650,106)

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments		36,272,800
Net change in unrealized depreciation on:
Investments		(120,575,711)

Net realized and unrealized loss		(84,302,911)

Net Decrease in Net Assets From Operations		$(84,953,017)

(a)	Net of foreign taxes of $8,686.
(b)	Includes income on securities loaned of $70,666.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(650,106)	$532,686
Net realized gain (loss)	36,272,800	(73,307,031)
Net change in unrealized appreciation (depreciation)	(120,575,711)	364,330,325

Increase (decrease) in net assets from operations	(84,953,017)	291,555,980

From Distributions to Shareholders
Net investment income
Class A	(415,531)	(1,038,672)
Class B	0	0
Class D	0	(86,595)
Class E	0	(2,653)

Total distributions	(415,531)	(1,127,920)

Decrease in net assets from capital share transactions	(32,797,829)	(51,515,389)

Total increase (decrease) in net assets	(118,166,377)	238,912,671

Net Assets
Beginning of the period	857,727,895	618,815,224

End of the period	$739,561,518	$857,727,895

Undistributed Net Investment Income (Loss)
End of the period	$(798,177)	$267,460

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	302,602	$7,165,347	632,096	$11,863,692
Reinvestments	16,069	415,531	62,010	1,038,672
Redemptions	(1,383,786)	(32,703,707)	(3,255,563)	(59,656,121)

Net decrease	(1,065,115)	$(25,122,829)	(2,561,457)	$(46,753,757)

Class B
Sales	511,175	$11,566,864	1,736,525	$29,823,439
Redemptions	(334,170)	(7,453,512)	(841,635)	(14,691,807)

Net increase	177,005	$4,113,352	894,890	$15,131,632

Class D
Sales	280,552	$6,658,384	563,979	$10,192,192
Reinvestments	0	0	5,210	86,595
Redemptions	(738,154)	(17,390,692)	(1,587,495)	(29,183,751)

Net decrease	(457,602)	$(10,732,308)	(1,018,306)	$(18,904,964)

Class E
Sales	51,179	$1,223,641	146,499	$2,823,318
Reinvestments	0	0	160	2,653
Redemptions	(97,017)	(2,279,685)	(206,900)	(3,814,271)

Net decrease	(45,838)	$(1,056,044)	(60,241)	$(988,300)

Decrease derived from capital share transactions		$(32,797,829)		$(51,515,389)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007		2006	2005
Net Asset Value, Beginning of Period	$23.38		$15.68	$28.89	$23.96		$22.45	$20.28

Income (Loss) From Investment Operations
Net investment income (loss)	(0.01	)(a)	0.02 (a)	0.04 (a)	(0.06	)(a)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	(2.39)		7.72	(13.25)	4.99		1.58	2.24

Total from investment operations	(2.40)		7.74	(13.21)	4.93		1.51	2.17

Less Distributions
Distributions from net investment income	(0.02)		(0.04)	0.00	0.00		0.00	0.00

Total distributions	(0.02)		(0.04)	0.00	0.00		0.00	0.00

Net Asset Value, End of Period	$20.96		$23.38	$15.68	$28.89		$23.96	$22.45

Total Return (%)	(10.25	)(b)	49.44	(45.73)	20.58		6.73	10.70

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	(c)	0.79	0.77	0.76		0.79	0.79
Net ratio of expenses to average net assets (%) (d)	0.76	(c)	0.77	0.75	0.74		0.77	0.77
Ratio of net investment income (loss) to average net assets (%)	(0.11	)(c)	0.11	0.16	(0.24)		(0.29)	(0.33)
Portfolio turnover rate (%)	82	(c)	55	48	49		91	71
Net assets, end of period (in millions)	$535.91		$622.76	$457.84	$937.66		$880.97	$938.55

	Class B
	Six months ended June 30, 2010		Year ended December 31,
			2009		2008		2007		2006	2005
Net Asset Value, Beginning of Period	$22.21		$14.90		$27.51		$22.88		$21.49	$19.46

Income (Loss) From Investment Operations
Net investment loss	(0.04	)(a)	(0.02	)(a)	(0.02	)(a)	(0.12	)(a)	(0.09)	(0.08)
Net realized and unrealized gain (loss) on investments	(2.27)		7.33		(12.59)		4.75		1.48	2.11

Total from investment operations	(2.31)		7.31		(12.61)		4.63		1.39	2.03

Net Asset Value, End of Period	$19.90		$22.21		$14.90		$27.51		$22.88	$21.49

Total Return (%)	(10.40	)(b)	49.06		(45.84)		20.24		6.47	10.43

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.02	(c)	1.04		1.02		1.01		1.04	1.04
Net ratio of expenses to average net assets (%) (d)	1.01	(c)	1.02		1.00		0.99		1.02	1.01
Ratio of net investment loss to average net assets (%)	(0.36	)(c)	(0.13)		(0.11)		(0.48)		(0.53)	(0.56)
Portfolio turnover rate (%)	82	(c)	55		48		49		91	71
Net assets, end of period (in millions)	$64.12		$67.64		$32.05		$45.24		$21.63	$11.76

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class D
	Six months ended June 30, 2010		Year ended December 31,
			2009		2008	2007		2006(e)
Net Asset Value, Beginning of Period	$23.19		$15.54		$28.66	$23.80		$24.12

Income (Loss) From Investment Operations
Net investment income (loss)	(0.03	)(a)	0.00	(a)(f)	0.01 (a)	(0.09	)(a)	(0.06)
Net realized and unrealized gain (loss) on investments	(2.37)		7.66		(13.13)	4.95		(0.26)

Total from investment operations	(2.40)		7.66		(13.12)	4.86		(0.32)

Less Distributions
Distributions from net investment income	0.00		(0.01)		0.00	0.00		0.00

Total distributions	0.00		(0.01)		0.00	0.00		0.00

Net Asset Value, End of Period	$20.79		$23.19		$15.54	$28.66		$23.80

Total Return (%)	(10.31	)(b)	49.24		(45.74)	20.42		(1.33	)(b)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	(c)	0.89		0.87	0.86		0.89	(c)
Net ratio of expenses to average net assets (%) (d)	0.86	(c)	0.87		0.85	0.84		0.87	(c)
Ratio of net investment income (loss) to average net assets (%)	(0.21	)(c)	0.01		0.06	(0.34)		(0.36	)(c)
Portfolio turnover rate (%)	82	(c)	55		48	49		91
Net assets, end of period (in millions)	$127.04		$152.33		$117.94	$268.93		$270.16

	Class E
	Six months ended June 30, 2010		Year ended December 31,
			2009		2008		2007		2006	2005
Net Asset Value, Beginning of Period	$23.16		$15.53		$28.64		$23.79		$22.33	$20.20

Income (Loss) From Investment Operations
Net investment income (loss)	(0.03	)(a)	(0.01	)(a)	0.00	(a)(f)	(0.10	)(a)	(0.12)	(0.11)
Net realized and unrealized gain (loss) on investments	(2.36)		7.64		(13.11)		4.95		1.58	2.24

Total from investment operations	(2.39)		7.63		(13.11)		4.85		1.46	2.13

Net Asset Value, End of Period	$20.77		$23.16		$15.53		$28.64		$23.79	$22.33

Total Return (%)	(10.28	)(b)	49.17		(45.78)		20.39		6.54	10.54

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.92	(c)	0.94		0.92		0.91		0.94	0.94
Net ratio of expenses to average net assets (%) (d)	0.91	(c)	0.92		0.90		0.89		0.92	0.92
Ratio of net investment income (loss) to average net assets (%)	(0.27	)(c)	(0.03)		0.00	(g)	(0.39)		(0.44)	(0.48)
Portfolio turnover rate (%)	82	(c)	55		48		49		91	71
Net assets, end of period (in millions)	$12.49		$14.99		$10.99		$20.17		$16.31	$17.65

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of broker commission recapture credits as detailed in the Notes to Financial Statements.
(e)	Commencement of operations was May 2, 2006.
(f)	Net investment income for the period was less than $0.01.
(g)	Ratio of net investment income to average net assets was less than 0.01%.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The BlackRock Aggressive Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class D and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class D and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to capital loss carryforwards and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2010	% per Annum	Average daily net assets
$3,093,635	0.750%	Of the first $500 million
	0.700%	Of the next $500 million
	0.650%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife Advisers is an affiliate of MetLife and MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D and E shares. Under the Distribution and Service Plan, the Class B, D and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D and E shares. The fees under the Distribution and Service Plan for each applicable class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.10% per year for Class D shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2010 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$339,291,909	$0	$361,324,611

5.	MARKET, CREDIT AND COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts it’s exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$1,127,920	$—	$—	$—	$—	$—	$1,127,920	$—

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$271,536	$—	$70,567,869	$(140,913,081)	$(70,073,676)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future realized capital gains. As of December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/17	Expiring 12/31/10	Total
$120,281,948	$20,631,133	$140,913,081

The utilization of the capital loss carryforward acquired as part of a merger may be limited under section 382 of the Code.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$—

7.	RECENT ACCOUNTING PRONOUNCEMENT

The Portfolio adopted Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”, effective March 31, 2010. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

8.	SUBSEQUENT EVENTS

Management completed an evaluation of the impact of all subsequent events on the Portfolio’s financial statements and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

MSF-15

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2010, the Class A, B and E shares of the BlackRock Bond Income Portfolio returned 6.29%, 6.17%, and 6.22%, respectively, compared to its benchmark, the Barclays Capital U.S. Aggregate Bond Index1 , which returned 5.33%.

MARKET ENVIRONMENT/CONDITIONS

Capital markets and risk assets in particular continued to recover slowly for much of the six-month period ended June 30, 2010. Continued appetite for the decreasing supply of non-government-related, higher-yielding assets such as commercial mortgage-backed securities (CMBS), non-agency mortgage-backed securities (MBS) and corporate debt continued to tighten spreads on these assets relative to U.S. Treasuries. As was the case for most of 2009, risk was rewarded handsomely throughout most of the first half of 2010. This changed as Greece’s funding predicament sparked a Eurozone sovereign debt crisis that led investors to shun risk assets for the safety of U.S. government-backed securities, and the direction of spreads in risk sectors turned quickly and fiercely. Spreads ended the period much wider than the lows reached in April.

PORTFOLIO REVIEW/CURRENT POSITIONING

The strategy of the Portfolio is centered around finding relative value across the markets through active trading across sectors and sub-sectors of the fixed income markets, and ultimately through individual security selection. For the six-month period ended June 30, 2010, active sector rotation was a key element to performance. During the early part of the period, overweight exposures to spread sectors within the benchmark index, including CMBS, asset-backed securities (ABS) and investment grade corporate credit, benefited performance. The Portfolio also benefited from its out-of-index exposure to non-agency mortgages, as spreads continued to narrow due to improving economic data and strong technicals resulting from Public-Private Investment Program buying. Likewise, the Portfolio’s underweight in U.S. Treasuries also helped performance as investor willingness to take on risk in order to pick up yield increased, causing Treasuries to underperform the broad bond market. In late March and early April, BlackRock began to question the relative value of these risk sectors versus government-related sectors, and we subsequently began to trim risk. We reduced exposure to CMBS, non-agency MBS and investment grade corporates in favor of U.S. Treasuries, agency MBS and Federal Deposit Insurance Corporation (FDIC)-backed corporates/agency debentures. In May and June, after the backup in risk asset spreads, we reversed course and incrementally added risk to the Portfolio again. This period truly showed the value added through active sector rotation and security selection.

At period-end, the Portfolio is generally underweight in government-owned/government-related sectors in favor of non-government spread sectors. Within the government-related sectors, the Portfolio holds underweights in U.S. Treasuries, agency debentures, FDIC-guaranteed debt and agency mortgages. The Portfolio is overweight in non-government sectors, including high-quality CMBS, ABS and investment-grade corporate debt. The Portfolio holds an allocation outside of the benchmark index in non-agency mortgages, as well as a small out-of-index allocation to high yield. The Portfolio ended the period with a slightly shorter duration relative to the benchmark.

Matthew Marra

Curtis Arledge

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2010

	6 Months	1 Year	5 Year	10 Year	Since Inception[2]
BlackRock Bond Income Portfolio
Class A	6.29	11.62	4.54	5.77	—
Class B	6.17	11.35	4.27	—	5.09
Class E	6.22	11.47	4.38	—	5.00
Barclays Capital U.S. Aggregate Bond Index	5.33	9.50	5.54	6.47	—

1 Barclays Capital U.S. Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

2 Inception dates of the Class A, Class B, and Class E shares are 8/26/83, 5/1/01 and 4/23/02, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2010

Top Holdings

% of Net Assets
Federal National Mortgage Association	32.4
Federal Home Loan Mortgage Corp.	10.1
U.S. Treasury Bonds	4.3
U.S. Treasury Notes	3.9
Government National Mortgage Association	2.7
Morgan Stanley	2.4
LB-UBS Commercial Mortgage Trust	2.0
General Electric Capital Corp.	1.8
SLM Student Loan Trust	1.4
State of California	1.2

Top Sectors

% of Market Value
Mortgage Pass-Thru	25.7
Investment Grade Corporates	23.1
U.S. Treasury	8.2
Mortgage-Backed	8.1
Commercial Mortgage-Backed	7.6
Asset-Backed	6.9
U.S. Government Agency	4.3
Foreign Government	4.1
Cash & Equivalents	4.0
High Yield Corporates	3.8

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 through June 30, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Bond Income Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses paid during period* January 1, 2010 to June 30, 2010
Class A(a)	Actual	0.38%	$1,000.00	$1,062.87	$1.94
	Hypothetical	0.38%	$1,000.00	$1,022.88	$1.91

Class B(a)	Actual	0.63%	$1,000.00	$1,061.67	$3.22
	Hypothetical	0.63%	$1,000.00	$1,021.63	$3.16

Class E(a)	Actual	0.53%	$1,000.00	$1,062.21	$2.71
	Hypothetical	0.53%	$1,000.00	$1,022.13	$2.66

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

U.S. Government & Treasury Obligations—53.7% of Net Assets

Security Description	Par Amount	Value*

Federal Agencies—45.3%
Federal Home Loan Mortgage Corp. 1.125%, 12/15/11 (a)	$27,455,000	$27,671,782
1.750%, 06/15/12	6,100,000	6,219,712
2.793%, 03/01/35 (b)	4,928,639	5,182,043
4.000%, 01/01/25	4,571,982	4,754,057
4.000%, 02/01/25	9,682,370	10,067,964
4.000%, 03/01/25	18,288,107	19,016,419
4.000%, 04/01/25	11,176,124	11,621,205
4.000%, 05/01/25	33,642,114	34,981,886
4.000%, 06/01/25	19,550,085	20,328,653
4.500%, 04/01/40	6,656,880	6,911,476
4.500%, 05/01/40	27,603,572	28,660,452
5.000%, TBA	4,800,000	5,095,797
5.362%, 05/01/36 (b)	4,966,016	5,208,183
5.500%, 01/01/40	4,847,262	5,207,323
5.500%, 02/01/40	4,345,885	4,668,703
5.500%, 04/01/40	339,653	364,883
5.500%, 05/01/40	563,729	605,603
5.500%, 06/01/40	6,987,797	7,506,860
5.500%, TBA	7,600,000	8,203,250
Federal National Mortgage Association 4.000%, 01/01/25	3,038,121	3,162,870
4.000%, 02/01/25	6,572,288	6,842,367
4.000%, 03/01/25	1,177,450	1,225,892
4.000%, 04/01/25	16,843,696	17,531,107
4.000%, 05/01/25	5,273,315	5,488,985
4.000%, 06/01/25	1,924,293	2,002,429
4.000%, TBA	48,000,000	48,524,051
4.393%, 03/01/39	11,861,615	12,332,955
4.500%, 12/01/20	11,863,346	12,654,275
4.500%, 09/01/39	499,972	519,127
4.500%, 04/01/40	26,701	27,720
4.500%, 07/01/40	373,299	387,543
4.500%, TBA	32,300,000	33,475,914
5.000%, 12/01/32	208,910	222,818
5.000%, 06/01/33	2,528,604	2,689,118
5.000%, 07/01/33	1,642,861	1,747,148
5.000%, 08/01/33	10,975,510	11,672,227
5.000%, 10/01/33	2,908,092	3,092,695
5.000%, 12/01/33	637,335	677,792
5.000%, 04/25/35	1,442,183	1,563,112
5.000%, 06/01/35	28,747,832	30,550,263
5.000%, 09/01/35	1,039,161	1,105,126
5.000%, 07/01/37	1,107,912	1,178,241
5.000%, 05/01/39	1,333,304	1,412,866
5.000%, 07/01/39	3,577,362	3,790,476
5.000%, 08/01/39	1,632,727	1,729,993
5.000%, 10/01/39	4,083,719	4,326,999
5.000%, 11/01/39	7,686,467	8,144,372
5.000%, 01/01/40	4,661,144	4,938,823
5.000%, 04/01/40	26,939,861	28,585,280
5.000%, 05/01/40	18,278,256	19,367,147
5.000%, TBA	29,900,000	31,601,380
5.034%, 07/01/38 (b)	5,274,716	5,607,712
5.125%, 01/02/14	7,095,000	7,802,655
5.250%, 08/01/12	3,100,000	3,345,768

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 5.500%, 04/01/17	$79,358	$86,010
5.500%, 05/01/19	16,584,311	17,974,542
5.500%, 06/25/28	735,728	754,246
5.500%, 11/01/33	11,377,070	12,270,170
5.500%, 12/01/33	3,153,702	3,403,239
5.500%, 05/01/34	12,148,228	13,101,863
5.500%, 05/01/35	15,681,789	16,912,809
5.500%, 02/01/36	30,952	33,275
5.500%, 01/01/38	11,889,389	12,830,137
5.500%, 02/01/40	5,502,522	5,913,855
5.500%, 05/01/40	689,247	740,768
5.500%, 06/01/40	3,545,000	3,809,988
5.500%, TBA	77,500,000	83,191,445
6.000%, 03/25/27	1,988,093	2,021,481
6.000%, 02/01/34	1,819,088	2,003,668
6.000%, 08/01/34	1,468,148	1,617,119
6.000%, 04/01/35	22,663,758	24,998,832
6.000%, 04/01/36	2,723,364	2,963,956
6.000%, 05/01/36	4,964,768	5,403,373
6.000%, 06/01/36	19,539,038	21,265,187
6.000%, 07/01/36	12,159,927	13,234,179
6.000%, 08/01/36	15,312,045	16,664,767
6.000%, 09/01/36	30,400,817	33,106,614
6.000%, 10/01/36	11,630,149	12,657,600
6.000%, 12/01/36	10,339,015	11,238,163
6.000%, 02/01/37	5,666,763	6,167,385
6.000%, 03/01/37	2,885,804	3,140,746
6.000%, 05/01/37	2,760,229	3,004,078
6.500%, TBA	28,500,000	31,131,804
9.000%, 04/01/16	7	7
Government National Mortgage Association 5.000%, 10/20/33	5,680,820	6,102,602
5.000%, TBA	11,800,000	12,493,297
5.500%, 04/15/33	233,796	254,494
5.700%, 06/16/39 (b) (c)	39,354,694	3,932,333
5.753%, 04/20/36 (b) (c)	15,305,805	1,682,013
6.049%, 11/16/39 (b) (c)	32,769,626	3,589,929
6.053%, 05/20/39 (b) (c)	33,168,143	3,311,876
6.123%, 06/20/37 (b) (c)	7,853,516	888,264
6.153%, 05/20/37 (b) (c)	11,287,940	1,127,591
6.250%, 01/16/34 (b) (c)	33,178,220	3,976,824
6.403%, 03/20/39 (b) (c)	35,331,306	3,528,357
6.453%, 12/20/36 (b) (c)	6,037,814	700,838
6.473%, 03/20/37 (b) (c)	13,748,232	1,581,586
6.500%, 04/15/33	111,089	123,520
6.500%, TBA	10,900,000	11,957,638
6.953%, 12/20/38 (b) (c)	1,021,397	110,177
6.993%, 01/20/37 (b) (c)	16,647,266	2,244,860
7.500%, 12/15/14	129,814	140,277
8.000%, 11/15/29	30,608	35,510
8.500%, 01/15/17	8,938	10,016
8.500%, 02/15/17	3,224	3,613
8.500%, 03/15/17	6,195	6,943
8.500%, 05/15/17	8,583	9,619
8.500%, 10/15/21	649	750
8.500%, 11/15/21	3,850	4,452

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

U.S. Government & Treasury Obligations—(Continued)

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Government National Mortgage Association 8.500%, 05/15/22	$2,696	$3,114
9.000%, 10/15/16	3,303	3,656

		951,068,952

Government Agency—0.2%
Tennessee Valley Authority 5.250%, 09/15/39 (a)	4,590,000	5,074,204

U.S. Treasury—8.2%
U.S. Treasury Bonds 3.500%, 02/15/39 (a)	14,615,000	13,575,961
4.375%, 05/15/40	20,200,000	21,847,512
8.000%, 11/15/21 (a)	6,450,000	9,380,719
8.125%, 05/15/21 (a)	17,705,000	25,816,103
8.125%, 08/15/21 (a)	975,000	1,426,242
8.750%, 05/15/20	8,320,000	12,434,498
8.750%, 08/15/20	4,450,000	6,671,524
U.S. Treasury Notes 1.875%, 06/30/15	24,540,000	24,633,939
2.125%, 05/31/15	15,924,000	16,197,734
3.500%, 05/15/20	38,650,000	40,449,544

		172,433,776

Total U.S. Government & Treasury Obligations (Identified Cost $1,105,938,760)		1,128,576,932

Corporate Bonds & Notes—32.9%

Aerospace & Defense—0.1%
L-3 Communications Corp. 5.875%, 01/15/15	370,000	365,375
6.375%, 10/15/15	650,000	650,000
Northrop Grumman Systems Corp. 7.125%, 02/15/11	1,000,000	1,035,794

		2,051,169

Auto Components—0.1%
Navistar International Corp. 3.000%, 10/15/14	1,580,000	1,889,933

Beverages—1.2%
Anheuser-Busch InBev Worldwide, Inc. 3.000%, 10/15/12 (a)	17,500,000	17,964,590
5.375%, 01/15/20	5,845,000	6,298,531

		24,263,121

Biotechnology—0.1%
Life Technologies Corp. 6.000%, 03/01/20 (a)	2,250,000	2,436,548

Capital Markets—4.0%
Ameriprise Financial, Inc. 5.300%, 03/15/20	2,460,000	2,570,083
Credit Suisse 5.860%, 05/29/49 (a) (b)	5,320,000	4,694,900

Security Description	Par Amount	Value*

Capital Markets—(Continued)
Credit Suisse USA, Inc. 6.125%, 11/15/11 (a)	$1,600,000	$1,699,643
Lehman Brothers Holdings, Inc. 6.750%, 12/28/17 (d)	4,775,000	2,387
Morgan Stanley 2.930%, 05/14/13	13,410,000	13,457,968
4.200%, 11/20/14	12,080,000	11,928,251
5.050%, 01/21/11 (a)	6,800,000	6,901,075
5.500%, 01/26/20	9,700,000	9,383,780
5.625%, 01/09/12 (a)	1,290,000	1,342,308
5.625%, 09/23/19	3,405,000	3,294,041
6.250%, 08/28/17	3,840,000	3,903,882
The Bank of New York Mellon Corp. 4.300%, 05/15/14 (a)	7,725,000	8,296,905
The Goldman Sachs Group, Inc. 3.625%, 08/01/12 (a)	2,755,000	2,806,535
5.375%, 03/15/20	11,315,000	11,180,533
6.000%, 06/15/20	2,780,000	2,866,550

		84,328,841

Chemicals—0.3%
CF Industries, Inc. 7.125%, 05/01/20	5,020,000	5,145,500

Commercial Banks—3.3%
Achmea Hypotheekbank NV (144A) 3.200%, 11/03/14 (b)	6,555,000	6,772,344
Ally Financial, Inc. (144A) 8.000%, 03/15/20	4,680,000	4,574,700
Barclays Bank plc (144A) 5.926%, 12/31/49	2,540,000	2,070,100
Dexia Credit Local (144A) 2.000%, 03/05/13	5,565,000	5,561,923
2.750%, 04/29/14	6,100,000	6,113,089
Eksportfinans ASA 1.875%, 04/02/13	14,830,000	14,951,458
5.500%, 05/25/16 (a)	5,970,000	6,785,144
HSBC Bank plc (144A) 3.500%, 06/28/15	2,690,000	2,715,878
HSBC Bank USA N.A. 5.875%, 11/01/34 (a)	2,300,000	2,257,464
JPMorgan Chase Bank N.A. 6.000%, 07/05/17	6,325,000	6,847,186
Landwirtschaftliche Rentenbank 4.000%, 02/02/15	1,165,000	1,253,435
4.125%, 07/15/13	580,000	623,289
4.375%, 01/15/13	1,280,000	1,373,245
5.250%, 07/02/12	2,000,000	2,159,090
Royal Bank of Scotland Group plc 5.050%, 01/08/15 (a)	2,300,000	2,148,126
U.S. Bank N.A. 4.950%, 10/30/14	2,300,000	2,506,503

		68,712,974

Commercial Services & Supplies—0.1%
The Board of Trustees of The Leland Stanford Junior University 4.750%, 05/01/19	1,200,000	1,307,244

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Consumer Finance—0.4%
SLM Corp. 0.476%, 07/26/10 (b)	$5,145,000	$5,144,635
5.400%, 10/25/11 (a)	2,470,000	2,455,380

		7,600,015

Containers & Packaging—0.4%
Ball Corp. 7.125%, 09/01/16	1,355,000	1,417,669
7.375%, 09/01/19	1,355,000	1,409,200
Crown Americas, LLC (144A) 7.625%, 05/15/17	1,097,000	1,135,395
Owens-Brockway Glass Container, Inc. 7.375%, 05/15/16	4,950,000	5,160,375

		9,122,639

Diversified Financial Services—8.6%
AES Ironwood, LLC 8.857%, 11/30/25	159,541	152,361
AES Red Oak, LLC 9.200%, 11/30/29	85,000	82,450
Anadarko Finance Co. 6.750%, 05/01/11	1,900,000	1,882,089
Bank of America Corp. 5.375%, 06/15/14 (a)	3,100,000	3,256,271
5.625%, 07/01/20	1,900,000	1,915,092
5.650%, 05/01/18	1,285,000	1,316,883
7.625%, 06/01/19	9,100,000	10,424,123
Belvoir Land, LLC (144A) 5.270%, 12/15/47	615,000	510,530
Berkshire Hathaway Finance Corp. 4.750%, 05/15/12	2,100,000	2,229,465
BP Capital Markets plc 3.125%, 03/10/12	5,445,000	5,034,028
CDP Financial, Inc. (144A) 3.000%, 11/25/14	9,910,000	10,001,311
Citigroup Funding, Inc. 1.875%, 10/22/12	14,200,000	14,498,498
2.125%, 07/12/12 (a)	7,135,000	7,319,961
Citigroup, Inc. 8.500%, 05/22/19	4,520,000	5,388,400
Covidien International Finance S.A. 2.800%, 06/15/15	1,340,000	1,353,273
Daimler Finance North America, LLC 7.300%, 01/15/12 (a)	3,800,000	4,096,062
Devon Financing Corp. ULC 6.875%, 09/30/11	2,800,000	2,989,462
FCE Bank plc 7.125%, 01/15/13 (EUR)	650,000	808,897
7.875%, 02/15/11 (GBP)	2,700,000	4,065,955
General Electric Capital Corp. 0.414%, 04/10/12 (a) (b)	4,740,000	4,667,530
2.000%, 09/28/12	9,050,000	9,266,078
2.125%, 12/21/12	3,560,000	3,659,993
5.000%, 11/15/11 (a)	12,200,000	12,781,379
5.000%, 04/10/12	2,135,000	2,243,046

Security Description	Par Amount	Value*

Diversified Financial Services—(Continued)
General Electric Capital Corp. 5.500%, 01/08/20 (a)	$5,640,000	$5,960,098
Goldman Sachs Capital II 5.793%, 12/29/49 (b)	2,435,000	1,838,425
Inter-American Development Bank 2.250%, 07/15/15	17,805,000	17,867,465
Irwin Land, LLC (144A) 5.400%, 12/15/47	1,650,000	1,398,441
Japan Finance Corp. 2.000%, 06/24/11	4,420,000	4,458,326
JPMorgan Chase & Co. 1.160%, 02/26/13 (b)	2,975,000	2,974,899
4.950%, 03/25/20	1,500,000	1,558,875
7.900%, 12/31/49 (b)	1,775,000	1,829,546
New Communications Holdings, Inc. (144A) 8.250%, 04/15/17	5,180,000	5,199,425
Petrobras International Finance Co. 5.750%, 01/20/20	8,660,000	8,721,036
5.875%, 03/01/18 (a)	2,050,000	2,109,825
Reynolds Group Issuer, Inc. (144A) 7.750%, 10/15/16	5,025,000	4,911,937
Shell International Finance BV 4.000%, 03/21/14 (a)	5,904,000	6,244,625
Sprint Capital Corp. 8.375%, 03/15/12	200,000	209,750
Telecom Italia Capital S.A. 5.250%, 11/15/13	850,000	877,961
5.250%, 10/01/15 (a)	1,100,000	1,110,174
Teva Pharmaceutical Finance II BV 3.000%, 06/15/15	2,850,000	2,905,840
Wind Acquisition Finance S.A. (144A) 12.000%, 12/01/15 (b)	100,000	103,500
ZFS Finance USA Trust I (144A) 6.500%, 05/09/37 (b)	537,000	480,615

		180,703,900

Diversified Telecommunication Services—1.5%
AT&T, Inc. 6.500%, 09/01/37	8,435,000	9,355,672
Qwest Communications International, Inc. 7.500%, 02/15/14	405,000	406,012
Qwest Communications International, Inc. (Series B) 7.500%, 02/15/14	175,000	175,438
Qwest Corp. 3.787%, 06/15/13 (a) (b)	415,000	410,850
8.875%, 03/15/12	595,000	638,137
Telefonica Emisiones SAU 4.949%, 01/15/15 (a)	6,775,000	7,097,199
7.045%, 06/20/36	825,000	912,755
Verizon Communications, Inc. 8.750%, 11/01/18	9,480,000	12,323,744
Windstream Corp. 8.125%, 08/01/13 (a)	770,000	795,987
8.625%, 08/01/16	255,000	256,913

		32,372,707

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Electric Utilities—0.7%
Elwood Energy, LLC 8.159%, 07/05/26	$179,923	$170,028
Florida Power & Light Co. 5.625%, 04/01/34	475,000	517,759
5.950%, 02/01/38	1,330,000	1,519,191
Florida Power Corp. 6.400%, 06/15/38	3,300,000	3,944,018
MidAmerican Energy Holdings Co. 5.950%, 05/15/37	2,290,000	2,452,363
6.500%, 09/15/37	1,900,000	2,182,809
Niagara Mohawk Power Corp. (144A) 3.553%, 10/01/14	2,000,000	2,052,048
PECO Energy Co. 4.750%, 10/01/12	947,000	1,013,957
Southern California Edison Co. 5.950%, 02/01/38	1,100,000	1,271,039

		15,123,212

Energy Equipment & Services—0.6%
Enterprise Products Operating, LLC 6.125%, 10/15/39	2,250,000	2,245,181
Rockies Express Pipeline, LLC (144A) 3.900%, 04/15/15	3,570,000	3,450,276
Tennessee Gas Pipeline Co. 7.000%, 10/15/28 (a)	500,000	528,428
Transocean, Ltd. 6.000%, 03/15/18	5,735,000	5,278,219

		11,502,104

Food & Staples Retailing—0.2%
Dollar General Corp. 11.875%, 07/15/17	4,285,000	4,868,831

Food Products—0.6%
Kraft Foods, Inc. 5.375%, 02/10/20	9,230,000	9,890,416
6.500%, 02/09/40 (a)	1,870,000	2,091,275

		11,981,691

Health Care Equipment & Supplies—0.2%
CareFusion Corp. 6.375%, 08/01/19 (a)	3,025,000	3,455,548

Health Care Providers & Services—0.7%
HCA, Inc. 7.250%, 09/15/20	4,505,000	4,527,525
8.500%, 04/15/19	4,870,000	5,162,200
Tenet Healthcare Corp. (144A) 8.875%, 07/01/19	3,300,000	3,498,000
9.000%, 05/01/15	1,530,000	1,617,975

		14,805,700

Security Description	Par Amount	Value*

Independent Power Producers & Energy Traders—0.0%
NRG Energy, Inc. 7.250%, 02/01/14	$225,000	$228,094
7.375%, 02/01/16	50,000	49,750

		277,844

Insurance—1.1%
Chubb Corp. 6.375%, 03/29/67 (b)	3,895,000	3,739,200
Lincoln National Corp. 7.000%, 06/15/40	1,780,000	1,874,776
7.000%, 05/17/66 (a) (b)	1,735,000	1,444,387
Prudential Financial, Inc. 4.750%, 09/17/15	5,960,000	6,153,277
Teachers Insurance & Annuity Association of America (144A) 6.850%, 12/16/39	2,570,000	2,993,395
The Progressive Corp. 6.700%, 06/15/37 (b)	3,640,000	3,403,400
The Travelers Cos., Inc. 6.250%, 03/15/67 (b)	4,335,000	4,067,838

		23,676,273

Media—2.4%
Clear Channel Worldwide Holdings, Inc. (144A) 9.250%, 12/15/17	4,074,000	4,094,370
9.250%, 12/15/17 (a)	1,019,000	1,013,905
Comcast Cable Communications Holdings, Inc. 8.375%, 03/15/13 (a)	1,330,000	1,540,097
Comcast Cable Communications, LLC 8.500%, 05/01/27	2,400,000	2,967,110
Comcast Corp. 6.400%, 03/01/40 (a)	1,975,000	2,125,728
6.950%, 08/15/37	1,705,000	1,939,482
7.050%, 03/15/33	1,775,000	2,049,346
COX Communications, Inc. 7.125%, 10/01/12 (a)	8,100,000	9,000,015
COX Communications, Inc. (144A) 8.375%, 03/01/39	2,800,000	3,806,130
Discovery Communications, LLC 3.700%, 06/01/15	2,750,000	2,819,421
DISH DBS Corp. 7.750%, 05/31/15	5,210,000	5,366,300
NBC Universal, Inc. (144A) 5.150%, 04/30/20	3,580,000	3,733,897
News America, Inc. 6.200%, 12/15/34 (a)	1,500,000	1,579,827
6.650%, 11/15/37	3,800,000	4,264,763
Time Warner Cable, Inc. 5.850%, 05/01/17 (a)	1,795,000	1,970,822
Time Warner Entertainment Co., L.P. 8.375%, 03/15/23	1,915,000	2,455,241

		50,726,454

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Metals & Mining—0.3%
AngloGold Ashanti Holdings plc 5.375%, 04/15/20	$1,710,000	$1,736,096
Teck Resources, Ltd. 10.750%, 05/15/19	4,140,000	5,072,742

		6,808,838

Office Electronics—0.1%
Xerox Corp. 6.875%, 08/15/11 (a)	1,450,000	1,532,486

Oil, Gas & Consumable Fuels—1.6%
Canadian Natural Resources, Ltd. 6.250%, 03/15/38 (a)	1,850,000	2,022,448
Cenovus Energy, Inc. (144A) 6.750%, 11/15/39	4,330,000	4,971,303
ConocoPhillips 4.600%, 01/15/15	8,206,000	8,964,645
Consol Energy, Inc. (144A) 8.000%, 04/01/17	3,027,000	3,125,377
8.250%, 04/01/20	1,923,000	2,004,728
Kinder Morgan Energy Partners, L.P. 5.125%, 11/15/14 (a)	1,000,000	1,057,652
5.300%, 09/15/20	2,940,000	3,040,651
Valero Energy Corp. 6.625%, 06/15/37 (a)	4,800,000	4,673,491
XTO Energy, Inc. 6.750%, 08/01/37	2,500,000	3,220,630

		33,080,925

Paper & Forest Products—0.3%
Georgia-Pacific, LLC (144A) 8.250%, 05/01/16	3,731,000	3,978,179
International Paper Co. 7.300%, 11/15/39	1,880,000	2,073,134

		6,051,313

Pharmaceuticals—1.2%
Eli Lilly & Co. 3.550%, 03/06/12	2,600,000	2,711,267
Merck & Co., Inc. 4.000%, 06/30/15	8,205,000	8,886,335
Pfizer, Inc. 5.350%, 03/15/15 (a)	3,759,000	4,258,842
Wyeth 5.500%, 02/01/14	8,280,000	9,301,247

		25,157,691

Real Estate Investment Trusts—0.0%
AvalonBay Communities, Inc. 4.950%, 03/15/13	400,000	423,311

Road & Rail—0.3%
Burlington Northern Santa Fe, LLC 5.750%, 05/01/40	5,410,000	5,722,097

Security Description	Par Amount	Value*

Thrifts & Mortgage Finance—0.0%
Countrywide Financial Corp. 5.800%, 06/07/12	$625,000	$657,215

Tobacco—0.3%
Philip Morris International, Inc. 4.500%, 03/26/20	6,740,000	6,845,798

Wireless Telecommunication Services—1.9%
America Movil S.A.B. de C.V. 6.375%, 03/01/35	325,000	347,805
Cellco Partnership 3.750%, 05/20/11	15,290,000	15,660,461
8.500%, 11/15/18	2,790,000	3,627,388
Cricket Communications, Inc. 7.750%, 05/15/16	4,168,000	4,251,360
Crown Castle Towers, LLC (144A) 6.113%, 01/15/20	7,445,000	8,171,289
Rogers Communications, Inc. 7.500%, 03/15/15	385,000	459,435
Vodafone Group plc 4.150%, 06/10/14	7,375,000	7,738,558

		40,256,296

Yankee—0.3%
Canadian Natural Resources, Ltd. 6.500%, 02/15/37 (a)	1,920,000	2,144,826
Nexen, Inc. 6.400%, 05/15/37	4,715,000	4,916,873

		7,061,699

Total Corporate Bonds & Notes (Identified Cost $675,350,620)		689,949,917

Mortgage-Backed Securities—13.8%

Collateralized-Mortgage Obligation—6.2%
Arkle Master Issuer plc (144A) 1.535%, 05/17/60	8,220,000	8,117,250
Banc of America Alternative Loan Trust 5.500%, 10/25/35	6,743,920	6,161,104
Bear Stearns Adjustable Rate Mortgage Trust 5.356%, 02/25/47 (b)	1,544,074	1,019,986
5.391%, 11/25/34 (b)	2,534,436	2,392,870
CitiMortgage Alternative Loan Trust 6.000%, 10/25/37	8,586,142	6,708,670
Countrywide Alternative Loan Trust 0.437%, 11/25/36 (b)	190,235	186,673
0.538%, 03/20/47 (b)	4,407,819	2,260,237
5.500%, 11/25/35	3,947,057	2,834,579
5.500%, 04/25/37	3,308,451	2,107,745
Countrywide Home Loan Mortgage Pass-Through Trust 0.547%, 04/25/46 (b)	1,685,264	899,505
5.500%, 09/25/35	5,380,340	4,636,062
6.000%, 04/25/36	4,709,421	4,061,324

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Par Amount	Value*

Collateralized-Mortgage Obligation—(Continued)
Countrywide Home Loan Mortgage Pass-Through Trust 6.250%, 09/25/36	$5,058,262	$4,589,715
Credit Suisse Mortgage Capital Certificates 6.000%, 10/25/21 (d)	1,733,457	1,347,335
6.000%, 02/25/37	3,129,183	2,578,206
Deutsche ALT-A Securities, Inc. Alternate Loan Trust 0.547%, 02/25/47 (b)	1,359,183	794,623
0.747%, 04/25/35 (b)	1,951,386	1,590,087
GMAC Mortgage Corp. Loan Trust 5.515%, 04/19/36 (b)	6,828,605	5,708,233
GSR Mortgage Loan Trust 5.209%, 11/25/35 (b)	3,813,943	3,580,453
6.000%, 07/25/37	4,685,450	4,020,936
Harborview Mortgage Loan Trust 0.518%, 12/19/36 (b)	9,150,884	5,695,437
0.658%, 11/19/35 (b)	2,796,176	1,615,994
0.678%, 09/19/35 (b)	447,947	259,681
IndyMac INDA Mortgage Loan Trust 5.697%, 09/25/36 (b)	2,393,823	1,797,732
JPMorgan Mortgage Trust 5.500%, 03/25/22	705,059	664,834
5.875%, 07/25/36	847,908	772,075
6.500%, 08/25/36	3,861,647	3,456,884
Merrill Lynch Mortgage Investors, Inc. 5.671%, 05/25/36 (b)	5,417,201	3,605,120
Residential Funding Mortgage Securities I 5.500%, 11/25/35	5,087,924	4,629,843
6.000%, 04/25/37	5,761,117	4,588,413
Station Place Securitization Trust (144A) 1.847%, 01/25/40 (b)	8,315,000	8,315,000
Structured Adjustable Rate Mortgage Loan Trust 5.502%, 04/25/37 (b)	3,007,189	2,131,785
Thornburg Mortgage Securities Trust 0.467%, 10/25/46 (b)	9,815,369	9,575,875
WaMu Mortgage Pass-Through Certificates 1.191%, 05/25/47 (b)	1,947,653	1,137,856
2.700%, 06/25/33 (b)	523,826	200,389
4.185%, 08/25/35 (b)	2,525,869	2,169,440
Wells Fargo Mortgage-Backed Securities Trust 2.973%, 07/25/36 (b)	5,433,269	4,634,611
5.500%, 03/25/36	2,618,021	2,509,543
5.698%, 04/25/36 (b)	2,903,000	2,451,030
5.991%, 09/25/36 (b)	2,342,054	2,143,153
6.000%, 08/25/36	3,010,214	2,600,340

		130,550,628

Commercial Mortgage-Backed Securities—7.6%
Banc of America Commercial Mortgage, Inc. 4.621%, 07/10/43	5,225,000	5,356,388
5.356%, 12/10/16	4,785,000	4,790,348
5.837%, 06/10/49 (b)	3,500,000	3,596,810
6.186%, 06/11/35	5,476,513	5,748,719
Chase Commerical Mortgage Securities Corp. 7.319%, 10/15/32	913,761	914,474

Security Description	Par Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Citigroup Commercial Mortgage Trust 5.431%, 10/15/49	$1,230,000	$1,253,585
Commercial Mortgage Pass-Through Certificates 5.167%, 06/10/44 (b)	7,050,000	6,365,253
Credit Suisse First Boston Mortgage Securities Corp. 3.936%, 05/15/38 (b)	10,000,000	10,314,684
4.940%, 12/15/35	7,295,000	7,696,623
Credit Suisse Mortgage Capital Certificates 5.448%, 01/15/49	2,100,000	2,147,184
DLJ Commercial Mortgage Corp. 7.180%, 11/10/33	759,982	759,658
GE Capital Commercial Mortgage Corp. 4.578%, 06/10/48	5,200,000	5,329,715
GMAC Commercial Mortgage Securities, Inc. 5.134%, 08/10/38 (b)	3,000,000	3,109,706
6.465%, 04/15/34	5,989,168	6,116,716
6.957%, 09/15/35	5,266,551	5,306,435
Greenwich Capital Commercial Funding Corp. 4.799%, 08/10/42 (b)	10,480,000	10,884,128
JPMorgan Chase Commercial Mortgage Securities Corp. 4.996%, 08/15/42 (b)	2,300,000	2,135,062
5.857%, 10/12/35	5,677,234	5,890,533
5.968%, 06/15/49 (b)	5,500,000	5,702,891
JPMorgan Chase Commercial Mortgage Securities Corp. (144A) 4.158%, 01/12/39	4,408,343	4,439,764
LB-UBS Commercial Mortgage Trust 4.071%, 09/15/26	925,438	946,249
4.559%, 07/17/12 (b)	4,075,000	4,127,206
5.156%, 02/15/31	4,580,000	4,764,340
5.347%, 11/15/38	7,141,255	7,368,726
5.430%, 02/17/40 (b)	16,920,000	16,971,149
5.642%, 12/15/25	856,017	870,254
5.866%, 09/15/45	6,725,000	6,775,183
LB-UBS Commercial Mortgage Trust (144A) 6.155%, 07/14/16	826,896	841,487
Morgan Stanley Capital I 6.036%, 06/11/49	2,200,000	2,306,975
RBSCF Trust (144A) 6.099%, 04/16/17	8,820,000	9,245,840
Salomon Brothers Mortgage Securities VII, Inc. 6.499%, 10/13/11	4,966,151	5,177,001
6.592%, 12/18/33	1,361,764	1,364,702
WaMu Commercial Mortgage Securities Trust (144A) 5.150%, 05/25/36	960,922	965,525

		159,583,313

Total Mortgage-Backed Securities (Identified Cost $295,056,707)		290,133,941

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Asset-Backed Securities—6.5%

Security Description	Par Amount	Value*

Asset-Backed—6.5%
321 Henderson Receivables I, LLC (144A) 5.560%, 07/15/59	$6,697,634	$6,747,866
Bank of America Auto Trust (144A) 2.130%, 09/16/13	13,720,000	13,898,345
Centex Home Equity 2.397%, 12/25/32 (b)	625,393	132,863
Chase Funding Mortgage Loan Asset-Backed Certificates 5.833%, 04/25/32 (b)	1,088,006	1,067,393
Chase Issuance Trust 0.800%, 09/17/12 (b)	16,590,000	16,601,009
Countrywide Asset-Backed Certificates 0.497%, 07/25/36 (b)	6,244,468	3,925,391
DT Auto Owner Trust (144A) 5.603%, 03/15/13 (b)	2,888,497	2,935,450
Ford Credit Auto Owner Trust 6.070%, 05/15/14	10,445,000	11,491,535
Globaldrive BV 4.000%, 10/20/16 (EUR)	3,348,402	4,178,226
GMAC Mortgage Servicer Advance Funding Co., Ltd. (144A) 4.250%, 01/15/22	1,000,000	1,000,000
Harley-Davidson Motorcycle Trust 1.740%, 09/16/13 (b)	10,080,000	10,133,962
Honda Auto Receivables Owner Trust 2.790%, 05/16/12	9,875,000	10,048,500
Knollwood CDO, Ltd. (144A) 3.495%, 02/08/39 (b) (e) (f)	647,509	0
Merrill Lynch First Franklin Mortgage Loan Trust 0.467%, 04/25/37 (b)	289,122	285,047
Nissan Auto Receivables Owner Trust 3.200%, 02/15/13	6,860,000	7,013,324
Option One Mortgage Loan Trust 1.472%, 01/25/33 (b)	255,361	125,527
Residential Asset Mortgage Products, Inc. 0.467%, 05/25/37 (b)	3,062,360	2,895,816
Santander Drive Auto Receivables Trust (144A) 1.370%, 08/15/13 (b)	4,910,000	4,890,360
1.830%, 11/17/14	3,800,000	3,807,220
2.390%, 06/15/17	1,920,000	1,927,104
SLM Student Loan Trust 0.396%, 04/26/21 (b)	3,100,066	3,090,260
1.416%, 10/25/16 (b)	970,000	984,567
1.616%, 01/25/28 (b)	11,260,000	11,606,845
2.016%, 07/25/23 (b)	12,990,000	13,644,448
Structured Asset Investment Loan Trust 3.272%, 04/25/33 (b)	59,325	13,438
Wachovia Auto Owner Trust 5.380%, 03/20/13	2,720,960	2,737,512

Total Asset-Backed Securities (Identified Cost $137,322,419)		135,182,008

Municipal Bonds & Notes—2.1%
Security Description	Par Amount	Value*

Municipal Agency—2.1%
City of Chicago 6.395%, 01/01/40	$1,300,000	$1,386,983
Dallas Area Rapid Transit 5.999%, 12/01/44	1,290,000	1,428,430
Greater Chicago Metropolitan Water Reclamation District 5.720%, 12/01/38	2,435,000	2,642,097
Metropolitan Transportation Authority 7.336%, 11/15/39	2,720,000	3,321,310
New York City Municipal Water Finance Authority 5.724%, 06/15/42	4,010,000	4,121,879
New York State Dormitory Authority 5.628%, 03/15/39	2,700,000	2,727,081
Port Authority of New York & New Jersey 6.040%, 12/01/29	1,930,000	2,072,917
State of California 5.450%, 04/01/15	10,000,000	10,490,400
6.650%, 03/01/22	3,335,000	3,508,520
7.300%, 10/01/39	5,670,000	5,902,980
7.350%, 11/01/39	3,080,000	3,229,811
7.500%, 04/01/34	2,070,000	2,209,104

Total Municipal Bonds & Notes (Identified Cost $41,190,127)		43,041,512

Foreign Government & Agency Obligations—1.5%

Regional Government—0.7%
Province of Ontario Canada 1.875%, 11/19/12	6,010,000	6,080,197
4.100%, 06/16/14	7,495,000	8,060,116

		14,140,313

Sovereign—0.8%
Hellenic Republic 4.600%, 09/20/40 (EUR)	820,000	505,593
Israel Government AID Bond 5.500%, 12/04/23	4,725,000	5,544,769
Russian Federation 7.500%, 03/31/30 (b)	7,912,000	8,919,197
United Mexican States 5.125%, 01/15/20 (a)	2,550,000	2,652,000

		17,621,559

Total Foreign Government & Agency Obligations (Identified Cost $31,201,737)		31,761,872

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Options Purchased—0.0%

Security Description	Shares	Value*

Put Options—0.0%
Euro Dollar Midcurve 1 Year Futures	686	$4,287

Total Options Purchased (Identified Cost $113,567)		4,287

Short Term Investments—14.2%

Mutual Funds—10.5%
State Street Navigator Securities Lending Prime Portfolio (g)	220,289,774	220,289,774

Security Description	Par Amount	Value*

Repurchase Agreement—3.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/10 at 0.000% to be repurchased at $78,525,000 on 07/01/10, collateralized by $14,530,000 Federal Home Loan Bank due 07/15/36 with a value of $17,018,263; and by $61,690,000 Federal Home Loan Bank due 02/20/29 with a value of $63,078,025.	$78,525,000	$78,525,000

Total Short Term Investments (Identified Cost $298,814,774)		298,814,774

Total Investments—124.7% (Identified Cost $2,584,988,711) (h)		2,617,465,243
Liabilities in excess of other assets		(518,515,090)

Net Assets—100.0%		$2,098,950,153

(a)	All or a portion of the security was on loan. As of June 30, 2010, the market value of securities loaned was $217,120,926 and the collateral received consisted of cash in the amount of $220,289,774 and non-cash collateral with a value of $1,071,250. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(b)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2010.
(c)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments. The par amount shown reflects the notional amount of the security.
(d)	Non-Income Producing; Defaulted Bond.
(e)	Security was valued in good faith under procedures established by the Board of Directors.
(f)	Zero Valued Security.
(g)	Represents investment of cash collateral received from securities lending transactions.
(h)	The aggregate cost of investments for federal income tax purposes as of June 30, 2010 was $2,584,988,711 and the composition of unrealized appreciation and depreciation of investment securities was $98,479,005 and $(66,002,473), respectively.
(144A)—Securities	exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2010, the market value of 144A securities was $167,191,271, which is 8.0% of total net assets.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(EUR)—	Euro
(GBP)—	British Pound

Forward Contracts

Forward Currency Contracts	Counterparty	Delivery Date	Local Currency Amount	Aggregate Face Value	Valuation as of June 30, 2010	Unrealized Appreciation/ (Depreciation)
Euro (bought)	Citibank	7/14/2010	233,000	$286,055	$286,385	$330
Euro (bought)	Citibank	8/16/2010	8,590,000	10,543,907	10,559,941	16,034
Euro (bought)	Citibank	8/16/2010	8,590,000	10,607,190	10,559,942	(47,248)
Euro (bought)	Citibank	8/16/2010	17,145,000	20,705,416	21,076,856	371,440
Euro (sold)	BNP Paribas	7/14/2010	4,415,000	5,540,860	5,426,577	114,283
Euro (sold)	Citibank	8/16/2010	17,025,000	20,830,769	20,929,337	(98,568)
Pound Sterling (sold)	Royal Bank of Scotland	7/28/2010	2,618,500	4,051,375	3,913,804	137,571

Net Unrealized Appreciation						$493,842

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Futures Contracts

Futures Contracts-Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of June 30, 2010	Unrealized Appreciation/ (Depreciation)
U.S. Treasury Notes 2 Year Futures	9/30/2010	1,208	$141,298,626	$142,968,688	$1,670,062
U.S. Treasury Notes 5 Year Futures	9/30/2010	483	105,466,470	105,693,985	227,515
U.S. Treasury Bond 30 Year Futures	9/21/2010	135	16,791,706	17,212,500	420,794

Futures Contracts-Short
90 Day Euro Dollar Futures	9/13/2010	(32)	(7,941,252)	(7,947,600)	(6,348)
90 Day Euro Dollar Futures	12/13/2010	(13)	(3,224,773)	(3,224,975)	(202)
90 Day Euro Dollar Futures	3/14/2011	(165)	(40,811,559)	(40,903,500)	(91,941)
90 Day Euro Dollar Futures	6/13/2011	(126)	(31,079,641)	(31,203,900)	(124,259)
90 Day Euro Dollar Futures	9/19/2011	(154)	(37,897,118)	(38,082,275)	(185,157)
90 Day Euro Dollar Futures	12/19/2011	(306)	(75,453,432)	(75,513,150)	(59,718)
90 Day Euro Dollar Futures	3/19/2012	(110)	(26,888,727)	(27,090,250)	(201,523)
90 Day Euro Dollar Futures	6/18/2012	(47)	(11,485,324)	(11,547,900)	(62,576)
90 Day Euro Dollar Futures	9/17/2012	(44)	(10,719,842)	(10,785,500)	(65,658)
90 Day Euro Dollar Futures	12/17/2012	(44)	(10,691,596)	(10,759,100)	(67,504)
90 Day Euro Dollar Futures	3/18/2013	(44)	(10,667,771)	(10,736,550)	(68,779)
90 Day Euro Dollar Futures	6/17/2013	(5)	(1,217,297)	(1,217,375)	(78)
Euro-Schatz (OGBS) 109.50 Call	8/31/2010	(726)	(266,304)	(200,765)	65,539
U.S. Treasury Notes 10 Year Futures	9/21/2010	(49)	(6,007,494)	(6,004,797)	2,697
U.S. Treasury Bond Ultra Long Futures	9/21/2010	(27)	(3,493,487)	(3,666,938)	(173,451)

Net Unrealized Appreciation					$1,279,413

Options Written

Options Written-Calls	Expiration Date	Number of Contracts	Contract Amount	Valuation as of June 30, 2010	Unrealized Appreciation/ (Depreciation)
U.S. Treasury Notes 10 Year Futures 122.5 Call	8/27/2010	(337)	$(332,942)	$(468,640)	$(135,698)

Options Written-Puts
U.S. Treasury Notes 10 Year Futures 119.5 Put	8/27/2010	(337)	(401,353)	(131,641)	269,712

Totals			$(734,295)	$(600,281)	$134,014

TBA Sale Commitments
Federal Agencies	Face Amount	Value
Federal Home Loan Mortgage Corp.
4.000% (15 Year TBA)	$(96,900,000)	$(100,579,196)
4.500% (30 Year TBA)	(34,200,000)	(35,300,830)
5.500% (30 Year TBA)	16,000,000	(17,117,504)
Federal National Mortgage Association
4.000% (15 Year TBA)	(2,700,000)	(2,804,625)
4.500% (15 Year TBA)	(11,800,000)	(12,447,159)
4.500% (30 Year TBA)	(32,200,000)	(33,255,352)
5.000% (30 Year TBA)	(31,700,000)	(33,537,617)
5.500% (15 Year TBA)	(10,900,000)	(11,743,050)
6.000% (30 Year TBA)	(62,400,000)	(67,674,734)

Total TBA Sale Commitments (Proceeds Cost $(310,951,668))		$(314,460,067)

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between level 1 and level 2 deemed significant (greater than 10% of total assets), if any, will be disclosed following the valuation table below. For the period ended June 30, 2010, there were no transfers between levels 1 and 2. For information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements. The following table summarizes the inputs used in determining the value of the Portfolio’s investments as of June 30, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Corporate Bonds & Notes*	$—	$689,949,917	$—	$689,949,917
Total Foreign Government & Agency Obligations*	—	31,761,872	—	31,761,872
Total U.S. Government & Treasury Obligations*	—	1,128,576,932	—	1,128,576,932
Total Asset-Backed Securities*	—	135,182,008	—	135,182,008
Total Mortgage-Backed Securities*	—	290,133,941	—	290,133,941
Total Municipal Bonds & Notes*	—	43,041,512	—	43,041,512
Total Options Purchased*	4,287	—	—	4,287
Short Term Investments
Mutual Funds	220,289,774	—	—	220,289,774
Repurchase Agreement	—	78,525,000	—	78,525,000
Total Short Term Investments	220,289,774	78,525,000	—	298,814,774
Total Investments	$220,294,061	$2,397,171,182	$—	$2,617,465,243

Total TBA Sale Commitments*	$—	$(314,460,067)	$—	$(314,460,067)

Futures Contracts**
Futures Contracts Long (Appreciation)	$2,318,371	$—	$—	$2,318,371
Futures Contracts Short (Depreciation)	(1,038,958)	—	—	(1,038,958)
Total Futures Contracts	1,279,413	—	—	1,279,413

Forward Contracts**
Forward Currency Contracts (Appreciation)	—	639,658	—	639,658
Forward Currency Contracts (Depreciation)	—	(145,816)	—	(145,816)
Total Forward Contracts	—	493,842	—	493,842

Written Options
Call Options Written	(468,640)	—	—	(468,640)
Put Options Written	(131,641)	—	—	(131,641)
Total Written Options	(600,281)	—	—	(600,281)

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures and forward contracts are valued based on the unrealized appreciation/depreciation on the instrument.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Statement of Assets & Liabilities

June 30, 2010 (Unaudited)

Assets
Investments at value (a)(b)		$2,617,465,243
Cash		49,528
Cash denominated in foreign currencies (c)		2,097
Receivable for:
Securities sold		2,253,171,403
Fund shares sold		1,185,614
Open forward currency contracts		639,658
Accrued interest		17,360,153
Foreign taxes		3,961
Futures variation margin		22,688

Total Assets		4,889,900,345
Liabilities
TBA sales commitments at value (d)	$314,460,067
Payable for:
Securities purchased	2,250,290,027
Fund shares redeemed	1,779,782
Open forward currency contracts	145,816
Foreign taxes	178
Collateral for securities loaned	220,289,774
Options written, at fair value (e)	600,281
Interest on TBA sales commitments	2,499,164
Accrued expenses:
Management fees	592,124
Distribution and service fees	110,605
Deferred directors’ fees	22,761
Other expenses	159,613

Total Liabilities		2,790,950,192

Net Assets		$2,098,950,153

Net assets consists of:
Paid in surplus		$2,085,754,065
Undistributed net investment income		34,605,596
Accumulated net realized losses		(52,279,937)
Unrealized appreciation on investments and foreign currency transactions		30,870,429

Net Assets		$2,098,950,153

Net Assets
Class A		$1,460,329,652
Class B		401,430,370
Class E		237,190,131

Capital Shares (Authorized) Outstanding
Class A (20,000,000)		13,738,959
Class B (7,000,000)		3,824,400
Class E (6,500,000)		2,247,048

Net Asset Value, Offering and Redemption Price Per Share
Class A		$106.29
Class B		104.97
Class E		105.56

(a)	Identified cost of investments was $2,584,988,711.
(b)	Includes securities on loan with a value of $217,120,926.
(c)	Identified cost of cash denominated in foreign currencies was $2,055.
(d)	Proceeds of TBA sale commitments were $310,951,668.
(e)	Premiums received on written options were $734,295.

Statement of Operations

Six months ended June 30, 2010 (Unaudited)

Investment Income
Interest (a)		$40,730,690

Expenses
Management fees	$3,551,403
Distribution and service fees—Class B	470,150
Distribution and service fees—Class E	177,328
Directors’ fees and expenses	20,683
Custodian and accounting	125,673
Audit and tax services	11,950
Legal	3,507
Shareholder reporting	122,506
Insurance	14,742
Miscellaneous	12,429

Total expenses	4,510,371
Management fee waivers	(255,564)	4,254,807

Net Investment Income		36,475,883

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	23,457,588
Futures contracts	4,189,577
Foreign currency transactions	4,445,610
Options	(652,258)	31,440,517

Net change in unrealized appreciation (depreciation) on:
Investments	46,942,526
Futures contracts	3,338,949
Foreign currency transactions	(1,192,949)
Options	24,734	49,113,260

Net realized and unrealized gain		80,553,777

Net Increase in Net Assets From Operations		$117,029,660

(a)	Includes income on securities loaned of $100,690.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$36,475,883	$65,915,827
Net realized gain (loss)	31,440,517	(40,926,611)
Net change in unrealized appreciation	49,113,260	114,742,335

Increase in net assets from operations	117,029,660	139,731,551

From Distributions to Shareholders
Net investment income
Class A	(49,286,252)	(54,437,878)
Class B	(14,593,925)	(19,239,385)
Class E	(9,248,115)	(15,839,788)

Total distributions	(73,128,292)	(89,517,051)

Increase in net assets from capital share transactions	280,275,734	424,498,987

Total increase in net assets	324,177,102	474,713,487

Net Assets
Beginning of the period	1,774,773,051	1,300,059,564

End of the period	$2,098,950,153	$1,774,773,051

Undistributed Net Investment Income
End of the period	$34,605,596	$71,258,005

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	2,532,593	$263,934,653	4,388,761	$432,965,419
Reinvestments	477,025	49,286,252	566,589	54,437,878
Redemptions	(614,258)	(64,890,032)	(1,262,678)	(128,393,585)

Net increase	2,395,360	$248,330,873	3,692,672	$359,009,712

Class B
Sales	443,360	$46,199,369	954,062	$95,187,700
Reinvestments	142,980	14,593,925	202,563	19,239,385
Redemptions	(231,859)	(24,181,013)	(445,250)	(44,676,342)

Net increase	354,481	$36,612,281	711,375	$69,750,743

Class E
Sales	121,753	$12,756,573	350,779	$35,420,516
Reinvestments	90,111	9,248,115	165,914	15,839,788
Redemptions	(254,499)	(26,672,108)	(550,848)	(55,521,772)

Net decrease	(42,635)	$(4,667,420)	(34,155)	$(4,261,468)

Increase derived from capital share transactions		$280,275,734		$424,498,987

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$104.15		$102.51	$111.71	$108.62	$110.48	$113.72

Income (Loss) From Investment Operations
Net investment income	2.03	(a)	4.38 (a)	5.82 (a)	5.36 (a)	4.55	4.69
Net realized and unrealized gain (loss) on investments	4.41		4.68	(9.42)	1.31	0.01	(2.06)

Total from investment operations	6.44		9.06	(3.60)	6.67	4.56	2.63

Less Distributions
Distributions from net investment income	(4.30)		(7.42)	(5.60)	(3.58)	(6.31)	(4.55)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.11)	(1.32)

Total distributions	(4.30)		(7.42)	(5.60)	(3.58)	(6.42)	(5.87)

Net Asset Value, End of Period	$106.29		$104.15	$102.51	$111.71	$108.62	$110.48

Total Return (%)	6.29	(b)	9.47	(3.43)	6.29	4.41	2.41

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.41	(c)	0.43	0.43	0.43	0.46	0.47
Net ratio of expenses to average net assets (%) (d)	0.38	(c)	0.42	0.42	0.43	0.46	0.47
Ratio of net investment income to average net assets (%)	3.90	(c)	4.32	5.48	4.95	4.28	3.96
Portfolio turnover rate (%)	1,840	(c)	1,476	1,014	931	503	890
Net assets, end of period (in millions)	$1,460.33		$1,181.43	$784.26	$983.69	$962.77	$763.21

	Class B
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$102.78		$101.23	$110.39	$107.36	$109.20	$112.47

Income (Loss) From Investment Operations
Net investment income	1.88	(a)	4.16 (a)	5.49 (a)	5.03 (a)	4.54	4.06
Net realized and unrealized gain (loss) on investments	4.35		4.55	(9.32)	1.30	(0.32)	(1.72)

Total from investment operations	6.23		8.71	(3.83)	6.33	4.22	2.34

Less Distributions
Distributions from net investment income	(4.04)		(7.16)	(5.33)	(3.30)	(5.95)	(4.29)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.11)	(1.32)

Total distributions	(4.04)		(7.16)	(5.33)	(3.30)	(6.06)	(5.61)

Net Asset Value, End of Period	$104.97		$102.78	$101.23	$110.39	$107.36	$109.20

Total Return (%)	6.17	(b)	9.18	(3.66)	6.02	4.14	2.15

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.66	(c)	0.68	0.68	0.68	0.71	0.72
Net ratio of expenses to average net assets (%) (d)	0.63	(c)	0.67	0.67	0.68	0.71	0.72
Ratio of net investment income to average net assets (%)	3.64	(c)	4.14	5.24	4.70	4.04	3.73
Portfolio turnover rate (%)	1,840	(c)	1,476	1,014	931	503	890
Net assets, end of period (in millions)	$401.43		$356.63	$279.25	$315.74	$292.38	$235.06

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$103.38		$101.79	$110.97	$107.89	$109.73	$112.97

Income (Loss) From Investment Operations
Net investment income	1.94	(a)	4.36 (a)	5.63 (a)	5.16 (a)	7.07	4.34
Net realized and unrealized gain (loss) on investments	4.38		4.49	(9.37)	1.31	(2.71)	(1.89)

Total from investment operations	6.32		8.85	(3.74)	6.47	4.36	2.45

Less Distributions
Distributions from net investment income	(4.14)		(7.26)	(5.44)	(3.39)	(6.09)	(4.37)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.11)	(1.32)

Total distributions	(4.14)		(7.26)	(5.44)	(3.39)	(6.20)	(5.69)

Net Asset Value, End of Period	$105.56		$103.38	$101.79	$110.97	$107.89	$109.73

Total Return (%)	6.22	(b)	9.30	(3.57)	6.13	4.26	2.25

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.56	(c)	0.58	0.58	0.58	0.61	0.62
Net ratio of expenses to average net assets (%) (d)	0.53	(c)	0.57	0.57	0.58	0.61	0.62
Ratio of net investment income to average net assets (%)	3.74	(c)	4.31	5.33	4.79	4.16	3.81
Portfolio turnover rate (%)	1,840	(c)	1,476	1,014	931	503	890
Net assets, end of period (in millions)	$237.19		$236.71	$236.54	$306.04	$308.90	$64.40

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The BlackRock Bond Income Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the

MSF-18

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

Financial futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net

MSF-19

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, amortization and accretion of debt securities, paydown reclasses, capital loss carryforwards, post October loss deferral and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Mortgage Dollar Rolls:

The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells TBA mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a court determination, a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities sold.

MSF-20

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

Mortgage Related and Other Asset-Backed Securities:

The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgaged obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although some mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Sale Commitments:

The Portfolio may enter into to-be-announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation”.

Forward Commitments and When-Issued and Delayed-Delivery Securities:

The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Securities:

The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

MSF-21

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2010	% per Annum	Average daily net assets
$3,551,403	0.400%	Of the first $1 billion
	0.350%	Of the next $1 billion
	0.300%	Of the next $1 billion
	0.250%	On amounts in excess of $3 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2010 to April 30, 2011, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per Annum Reduction	Average daily net assets
0.030%	Of the first $1 billion
0.025%	Of the next $1 billion

Amounts reduced under this waiver may be recovered at higher asset levels via advisory fee increases of 0.025% of the Portfolio’s average daily net assets for amounts over $2 billion but less than $3 billion and 0.075% for amounts over $3 billion but less than $3.4 billion.

For the period May 1, 2009 through April 30, 2010, an expense agreement was in place to reduce advisory fees for each class of the Portfolio at the annual rate of 0.025% on average daily net asset levels over $1 billion and under $2 billion. Amounts waived for the six months ended June 30, 2010 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife Advisers is an affiliate of MetLife and MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2009 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating

MSF-22

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$19,075,417,145	$487,415,819	$17,999,716,701	$18,294,423,467

Options Written:

The Portfolio transactions in options written during the six months ended June 30, 2010 were as follows:

Call Options	Number of contracts	Premiums received
Options outstanding December 31, 2009	0	$0
Options written	337	332,942
Options closed	0	0
Options expired	0	0

Options outstanding June 30, 2010	337	$332,942

Put Options	Number of contracts	Premiums received
Options outstanding December 31, 2009	0	$0
Options written	337	401,353
Options closed	0	0
Options expired	0	0

Options outstanding June 30, 2010	337	$401,353

5.	DERIVATIVE INSTRUMENTS

Authoritative accounting guidance requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency

MSF-23

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

exchange contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Future contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Options:

An option contract purchased by a Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by a Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by a Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instrument if there is an illiquid secondary market for the option contract, or if the counterparty to the option contract is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When a Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily based on the option’s quoted market price. When an option expires without being exercised or the Portfolio enters into a

MSF-24

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying instrument. Option activity for the six months ended June 30, 2010 is indicated in Note 4 of Notes to Financial Statements.

Disclosures About Derivative Instruments and Hedging Activities:

At June 30, 2010, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives			Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value		Statement of Assets & Liabilities Location	Fair Value
Interest Rate Contracts	Net Assets—Unrealized appreciation on investments	$2,386,607	*	Net Assets—Unrealized depreciation on investments	$(1,107,194)*
Interest Rate Contracts				Payables—Options written, at value	(600,281)
Foreign Exchange Contracts	Receivables—Open Forward Currency Contracts	639,658		Payables—Open Forward Currency Contracts	(145,816)

Total		$3,026,265			$(1,853,291)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets & Liabilities.

Transactions in derivative instruments during the six months ended June 30, 2010, were as follows:

Location	Interest Rate Contracts	Foreign Exchange Contracts	Total
Statement of Operations—Net Realized Gain (Loss)
Futures Contracts	$4,189,577	$—	$4,189,577
Foreign Currency Transactions	—	4,884,639	4,884,639
Options	(652,258)	—	(652,258)

Total	$3,537,319	$4,884,639	$8,421,958

Statement of Operations—Net Change in Unrealized Gain (Loss)
Futures Contracts	$3,338,949	$—	$3,338,949
Foreign Currency Transactions	—	(1,125,881)	(1,125,881)
Options	24,734	—	24,734

Total	$3,363,683	$(1,125,881)	$2,237,802

Average Contract Amount or Face Amount (a)	Foreign Exchange Contracts	Interest Rate Contracts
Futures Contracts	$—	$(62,390,034)
Foreign Currency Transactions	61,596,144	—

(a)	Averages are based on activity levels at each quarter-end period during 2010.

6.	MARKET, CREDIT AND COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard trades, the Portfolio restricts its exposure to credit losses by

MSF-25

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$89,517,051	$78,097,143	$—	$—	$—	$—	$89,517,051	$78,097,143

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total
$72,898,928	$—	$(26,019,331)	$(74,891,246)	$(28,011,649)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future realized capital gains. As of December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/17	Expiring 12/31/15	Expiring 12/31/14	Expiring 12/31/13	Expiring 12/31/12	Total
$44,508,922	$13,263,486	$11,623,394	$3,820,752	$1,674,692	$74,891,246

Pursuant to federal income tax regulations applicable to investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$(2,672,431)

8.	RECENT ACCOUNTING PRONOUNCEMENT

The Portfolio adopted Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”, effective March 31, 2010. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

9.	SUBSEQUENT EVENTS

Management completed an evaluation of the impact of all subsequent events on the Portfolio’s financial statements and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

MSF-26

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-27

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2010, the Class A, B and E shares of the BlackRock Diversified Portfolio returned -3.67%, -3.82%, and -3.73%, respectively, compared to its benchmark, a blend of the Russell 1000 Index1 (60%) and the Barclays Capital U.S. Aggregate Bond Index2 (40%), which returned -1.63%.

MARKET ENVIRONMENT/CONDITIONS

At the beginning of 2010, we expected to see a modest cyclical recovery that was countered by the structural problems facing most of the developed world. For the first four months of the year, the cyclical recovery did dominate, but over the past two months, structural problems (especially those in Europe) began to win out, and risk assets have been struggling.

While we have long expected that the U.S. and global economic recovery would be subpar, fears of a double-dip recession have intensified in recent months. As has been the case since the recovery began in the middle of last year, consumer spending and employment trends remain key to keeping it on track. The corporate sector has remained resilient and business spending levels have been increasing, but this part of the economy by itself will not be able to drive economic growth. Income levels have been rising, and while consumer spending has been struggling, it has remained relatively firm.

Capital markets and risk assets in particular continued to recover slowly for much of the six-month period ended June 30, 2010. Continued appetite for the decreasing supply of non-government-related, higher-yielding assets such as commercial mortgage-backed securities (CMBS), non-agency mortgage-backed securities (MBS) and corporate debt continued to tighten spreads on these assets relative to U.S. Treasuries. As was the case for most of 2009, risk was rewarded handsomely throughout most of the first half of 2010. This changed as Greece’s funding predicament sparked a Eurozone sovereign debt crisis that led investors to shun risk assets for the safety of U.S. government-backed securities, and the direction of spreads in risk sectors turned quickly and fiercely. Spreads ended the period much wider than the lows reached in April.

PORTFOLIO REVIEW/CURRENT POSITIONING

At the end of the six-month period, the Portfolio was modestly overweight equity (62%) and underweight fixed income (38%) relative to the strategic allocation of 60% equity/40% fixed income. We had trimmed equity exposure in late January and added back to equity toward the end of June.

The equity portion of the Portfolio underperformed its benchmark, the Russell 1000 Index, for the six-month period ended June 30, 2010. On the sector level, our underweight and security selection in financials, combined with our security selection in industrials and our stock selection in the information technology (IT) sector, caused the majority of the Portfolio’s underperformance.

In financials, we favored higher-quality property & casualty insurance companies over banks and diversified financials. In financials, the Portfolio’s underweight in banks and stock selection among insurers detracted from performance. We believe the U.S. banking industries face long-term challenges, including continued uncertainty in the commercial real estate outlook and the lack of visibility as to the business impact of financial reform legislation. Among industrial companies, our defense contractor holdings underperformed as concern around defense spending in the face of massive deficits proved to be a drag on share prices. Within IT, Portfolio holdings in computers & peripherals detracted notably from performance.

On the positive side, our security selection in health care and materials contributed to performance. In the health care sector, the pharmaceuticals industry contributed most notably to performance. The defensive nature of the industry and positive news on the product pipelines of select Portfolio holdings drove the outperformance. Within materials, chemical companies were among the best performers.

Within the equity portion of the Portfolio, we maintained a pro-cyclical bias and used weakness at the end of the period to boost that exposure, as we believed that the market was beginning to discount a double-dip recession. The Portfolio’s largest sector overweights at period-end included health care, consumer discretionary and materials, while financials and consumer staples were the largest underweights.

For the fixed income portion of the Portfolio, active sector rotation was a key element to performance. During the early part of the period, overweight exposures to spread sectors within the benchmark index, including CMBS, asset-backed securities (ABS) and investment grade corporate credit, benefited performance. The Portfolio also benefited from its out-of-index exposure to non-agency mortgages, as spreads continued to narrow due to improving economic data and strong technicals resulting from Public-Private Investment Program buying. Likewise, the Portfolio’s underweight in U.S. Treasuries also helped performance as investor willingness to take on risk in order to pick up yield increased, causing Treasuries to underperform the broad bond market. In late March and early April, BlackRock began to question the relative value of these risk sectors versus government-related sectors, and we subsequently began to trim risk. We reduced exposure to CMBS, non-agency MBS and investment grade corporates in favor of U.S. Treasuries, agency MBS and Federal Deposit Insurance Corporation (FDIC)-backed corporates/agency debentures. In May and June, after the backup in risk asset spreads, we reversed course and incrementally added risk to the Portfolio again. This period truly showed the value added through active sector rotation and security selection.

At period-end, the fixed income portion of the Portfolio was generally underweight in government-owned/government-related sectors in favor of non-government spread sectors. Within the government- related sectors, the Portfolio held underweights in U.S. Treasuries,

MSF-1

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

agency debentures, FDIC-guaranteed debt and agency mortgages. The Portfolio was overweight in non-government sectors, including high-quality CMBS, ABS and investment-grade corporate debt. The Portfolio held an allocation outside of the benchmark index in non-agency mortgages, as well as a small out-of-index allocation to high yield. The Portfolio ended the period with a slightly shorter duration relative to the benchmark.

Bob Doll

Daniel Hanson

Matthew Marra

Curtis Arledge

Philip Green

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 INDEX & THE BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2010

	6 Months	1 Year	5 Year	10 Year	Since Inception[3]
BlackRock Diversified Portfolio
Class A	-3.67	11.00	0.43	0.52	—
Class B	-3.82	10.63	0.17	—	1.29
Class E	-3.73	10.86	0.28	—	0.99
Russell 1000 Index	-6.40	15.24	-0.56	-1.22	—
Barclays Capital U.S. Aggregate Bond Index	5.33	9.50	5.54	6.47	—

1 The Russell 1000® Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 90% of the investable U.S. equity market.

2 Barclays Capital U.S. Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

3 Inception dates of the Class A, Class B, and Class E shares are 7/25/86, 4/26/04 and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2010

Top Holdings

% of Net Assets
Federal National Mortgage Association	11.6
Federal Home Loan Mortgage Corp.	4.2
U.S. Treasury Bonds	1.8
Bank of America Corp.	1.7
Microsoft Corp.	1.6
U.S. Treasury Notes	1.6
Chevron Corp.	1.4
Verizon Communications, Inc.	1.4
Intel Corp.	1.3
Government National Mortgage Association	1.2

Top Equity Sectors

% of Equity Market Value
Information Technology	20.0
Healthcare	18.5
Consumer Discretionary	16.4
Energy	11.2
Industrials	9.9

Top Fixed Income Sectors

% of Fixed Income Market Value
Mortgage Pass-Thru	24.9
Investment Grade Corporates	22.3
Commercial Mortgage-Backed	10.0
U.S. Treasury	8.3
Asset-Backed	7.8

MSF-3

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 through June 30, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Diversified Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses paid during period* January 1, 2010 to June 30, 2010
Class A	Actual	0.50%	$1,000.00	$963.35	$2.43
	Hypothetical	0.50%	$1,000.00	$1,022.28	$2.51

Class B	Actual	0.75%	$1,000.00	$961.82	$3.65
	Hypothetical	0.75%	$1,000.00	$1,021.02	$3.76

Class E	Actual	0.65%	$1,000.00	$962.74	$3.16
	Hypothetical	0.65%	$1,000.00	$1,021.53	$3.26

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—62.4% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.4%
Honeywell International, Inc.	259,000	$10,108,770
L-3 Communications Holdings, Inc. (a)	29,000	2,054,360
Northrop Grumman Corp.	163,000	8,873,720
Raytheon Co.	175,000	8,468,250

		29,505,100

Airlines—0.3%
Southwest Airlines Co.	352,000	3,910,720

Automobiles—0.6%
Harley-Davidson, Inc.	354,000	7,869,420

Beverages—0.7%
Dr. Pepper Snapple Group, Inc.	231,000	8,637,090

Biotechnology—1.0%
Amgen, Inc. (b)	231,000	12,150,600

Chemicals—1.2%
Albemarle Corp.	47,000	1,866,370
Ashland, Inc.	131,000	6,081,020
Cytec Industries, Inc.	54,000	2,159,460
International Flavors & Fragrances, Inc.	109,000	4,623,780

		14,730,630

Commercial Banks—0.1%
Wells Fargo & Co.	56,000	1,433,600

Commercial Services & Supplies—0.8%
Avery Dennison Corp. (a)	196,000	6,297,480
Cintas Corp. (a)	133,000	3,188,010

		9,485,490

Communications Equipment—0.5%
Cisco Systems, Inc. (a) (b)	51,000	1,086,810
Motorola, Inc. (b)	48,000	312,960
Tellabs, Inc.	690,000	4,409,100

		5,808,870

Computers & Peripherals—3.5%
Apple, Inc. (b)	38,000	9,558,140
Dell, Inc. (b)	763,000	9,201,780
SanDisk Corp. (b)	194,000	8,161,580
Seagate Technology (b)	638,000	8,319,520
Western Digital Corp. (b)	276,000	8,324,160

		43,565,180

Construction & Engineering—0.6%
The Shaw Group, Inc. (b)	53,000	1,813,660
URS Corp. (a)	144,000	5,666,400

		7,480,060

Consumer Finance—0.7%
Capital One Financial Corp.	230,000	9,269,000

Security Description	Shares	Value*

Containers & Packaging—1.0%
Crown Holdings, Inc. (b)	324,000	$8,112,960
Sonoco Products Co. (a)	37,000	1,127,760
Temple-Inland, Inc.	133,000	2,749,110

		11,989,830

Diversified Financial Services—2.2%
Bank of America Corp.	1,220,000	17,531,400
Citigroup, Inc. (b)	1,740,000	6,542,400
JPMorgan Chase & Co.	86,000	3,148,460

		27,222,260

Diversified Telecommunication Services—1.3%
AT&T, Inc. (a)	118,000	2,854,420
Verizon Communications, Inc.	484,000	13,561,680

		16,416,100

Electrical Equipment—0.8%
Emerson Electric Co.	227,000	9,917,630

Electronic Equipment, Instruments & Components—0.4%
Jabil Circuit, Inc.	308,000	4,096,400
Tech Data Corp. (b)	28,500	1,015,170

		5,111,570

Energy Equipment & Services—1.7%
Nabors Industries, Ltd. (a) (b)	395,000	6,959,900
National Oilwell Varco, Inc.	241,000	7,969,870
Rowan Cos., Inc. (b)	94,000	2,062,360
Unit Corp. (a) (b)	112,000	4,546,080

		21,538,210

Food & Staples Retailing—0.9%
Safeway, Inc. (a)	443,000	8,709,380
Walgreen Co.	113,000	3,017,100

		11,726,480

Food Products—0.6%
Del Monte Foods Co. (a)	108,700	1,564,193
Sara Lee Corp. (a)	393,000	5,541,300

		7,105,493

Health Care Equipment & Supplies—0.8%
Hospira, Inc. (b)	3,000	172,350
Kinetic Concepts, Inc. (a) (b)	33,100	1,208,481
Varian Medical Systems, Inc. (b)	165,000	8,626,200

		10,007,031

Health Care Providers & Services—7.0%
Aetna, Inc.	321,000	8,467,980
AmerisourceBergen Corp.	279,000	8,858,250
Community Health Systems, Inc. (a) (b)	208,000	7,032,480
Health Net, Inc. (b)	304,000	7,408,480
Humana, Inc. (b)	176,000	8,037,920

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Providers & Services—(Continued)
LifePoint Hospitals, Inc. (a) (b)	62,000	$1,946,800
McKesson Corp.	145,000	9,738,200
Medco Health Solutions, Inc. (a) (b)	179,000	9,859,320
Quest Diagnostics, Inc. (a)	50,000	2,488,500
Tenet Healthcare Corp. (a) (b)	1,033,000	4,483,220
UnitedHealth Group, Inc.	369,000	10,479,600
WellPoint, Inc. (b)	175,000	8,562,750

		87,363,500

Hotels, Restaurants & Leisure—0.2%
Brinker International, Inc. (a)	158,000	2,284,680

Household Durables—0.5%
Whirlpool Corp. (a)	67,000	5,883,940

Household Products—0.4%
The Procter & Gamble Co.	85,000	5,098,300

Independent Power Producers & Energy Traders—0.3%
Constellation Energy Group, Inc.	14,000	451,500
NRG Energy, Inc. (a) (b)	140,000	2,969,400

		3,420,900

Industrial Conglomerates—0.4%
General Electric Co.	320,000	4,614,400

Insurance—0.8%
American Financial Group, Inc.	46,600	1,273,112
Berkshire Hathaway, Inc. (Class B) (b)	27,000	2,151,630
Genworth Financial, Inc. (Class A) (b)	88,000	1,150,160
Lincoln National Corp.	110,000	2,671,900
Prudential Financial, Inc.	46,000	2,468,360

		9,715,162

Internet & Catalog Retail—0.7%
Expedia, Inc. (a)	436,000	8,188,080

Internet Software & Services—0.2%
Google, Inc. (Class A) (b)	2,000	889,900
VeriSign, Inc. (a) (b)	79,000	2,097,450

		2,987,350

IT Services—1.1%
Computer Sciences Corp.	77,800	3,520,450
Fiserv, Inc. (a) (b)	124,000	5,661,840
Hewitt Associates, Inc. (b)	26,600	916,634
International Business Machines Corp.	30,000	3,704,400

		13,803,324

Machinery—0.8%
Joy Global, Inc.	153,000	7,663,770
Lincoln Electric Holdings, Inc.	50,000	2,549,500

		10,213,270

Security Description	Shares	Value*

Media—0.2%
The Washington Post Co. (Class B)	6,000	$2,462,880

Metals & Mining—1.2%
Freeport-McMoRan Copper & Gold, Inc.	165,000	9,756,450
Reliance Steel & Aluminum Co. (a)	126,000	4,554,900
Titanium Metals Corp. (b)	51,000	897,090

		15,208,440

Multi-Utilities—0.6%
CMS Energy Corp. (a)	69,200	1,013,780
NiSource, Inc. (a)	491,000	7,119,500

		8,133,280

Multiline Retail—3.5%
Dollar Tree, Inc. (a) (b)	198,000	8,242,740
J.C. Penney Co., Inc.	283,000	6,078,840
Macy’s, Inc.	464,000	8,305,600
Nordstrom, Inc. (a)	221,000	7,113,990
Sears Holdings Corp. (a) (b)	59,000	3,814,350
Target Corp.	218,000	10,719,060

		44,274,580

Oil, Gas & Consumable Fuels—5.3%
Apache Corp.	11,000	926,090
Chevron Corp.	266,000	18,050,760
ConocoPhillips	269,000	13,205,210
Exxon Mobil Corp. (a)	242,000	13,810,940
Frontline, Ltd.	59,000	1,683,860
Marathon Oil Corp.	304,000	9,451,360
Pioneer Natural Resources Co.	21,000	1,248,450
The Williams Cos., Inc.	431,000	7,878,680

		66,255,350

Paper & Forest Products—0.7%
International Paper Co.	386,000	8,735,180

Personal Products—0.6%
The Estee Lauder Cos., Inc.	143,000	7,969,390

Pharmaceuticals—2.8%
Bristol-Myers Squibb Co.	362,000	9,028,280
Eli Lilly & Co.	179,000	5,996,500
Endo Pharmaceuticals Holdings, Inc. (b)	50,000	1,091,000
Forest Laboratories, Inc. (b)	260,100	7,134,543
Johnson & Johnson	130,000	7,677,800
Perrigo Co.	63,000	3,721,410
Pfizer, Inc.	35,000	499,100

		35,148,633

Semiconductors & Semiconductor Equipment—3.9%
Altera Corp.	345,000	8,559,450
Intel Corp.	823,000	16,007,350
Marvell Technology Group, Ltd. (b)	480,000	7,564,800
Micron Technology, Inc. (b)	931,000	7,904,190
National Semiconductor Corp. (a)	67,000	901,820

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—(Continued)
Xilinx, Inc. (a)	330,000	$8,335,800

		49,273,410

Software—2.8%
CA Technologies	396,000	7,286,400
Microsoft Corp.	869,000	19,995,690
Symantec Corp. (b)	600,000	8,328,000

		35,610,090

Specialty Retail—4.5%
Advance Auto Parts, Inc. (a)	161,000	8,078,980
Lowe’s Cos., Inc.	497,000	10,148,740
Ltd. Brands, Inc.	376,000	8,298,320
Ross Stores, Inc. (a)	160,000	8,526,400
The Gap, Inc.	445,000	8,659,700
TJX Cos., Inc.	220,000	9,229,000
Williams-Sonoma, Inc.	157,000	3,896,740

		56,837,880

Tobacco—0.6%
Altria Group, Inc.	337,000	6,753,480
Reynolds American, Inc. (a)	23,000	1,198,760

		7,952,240

Trading Companies & Distributors—0.1%
WESCO International, Inc. (a) (b)	54,000	1,818,180

Wireless Telecommunication Services—1.1%
MetroPCS Communications, Inc. (b)	755,000	6,183,450
NII Holdings, Inc. (b)	217,000	7,056,840

		13,240,290

Total Common Stock (Identified Cost $806,688,874)		781,373,093

U.S. Government & Treasury Obligations—21.4%
Security Description	Par Amount	Value*

Federal Agencies—17.8%
Farmer Mac Guaranteed Notes Trust (144A) 5.125%, 04/19/17	$400,000	437,188
Federal Home Loan Bank 5.500%, 07/15/36 (a)	360,000	408,875
5.625%, 06/13/16	1,640,000	1,761,257
Federal Home Loan Mortgage Corp. 1.125%, 12/15/11 (a)	7,550,000	7,609,615
1.750%, 06/15/12 (a)	1,700,000	1,733,363
4.000%, 02/01/25	11,340,065	11,791,675
4.000%, 04/01/25	1,015,670	1,056,119
4.000%, 05/01/25	7,334,408	7,626,495
4.000%, 06/01/25	4,960,000	5,157,528

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Federal Home Loan Mortgage Corp. 4.500%, 04/01/40	$1,733,984	$1,800,300
4.500%, 05/01/40	7,027,995	7,297,081
5.362%, 05/01/36 (c)	1,827,382	1,916,494
5.500%, 07/01/33	1,708,157	1,844,116
5.500%, 01/01/40	1,387,063	1,490,096
5.500%, 02/01/40	1,264,439	1,358,363
5.500%, 06/01/40	1,495,000	1,606,051
Federal National Mortgage Association 4.000%, 08/25/19	2,811,165	2,983,349
4.000%, 02/01/25	8,777,267	9,137,903
4.000%, TBA	10,700,000	10,816,671
4.393%, 03/01/39	5,095,747	5,298,235
4.500%, TBA	8,000,000	8,291,248
5.000%, 09/01/33	13,035,660	13,863,153
5.000%, 03/01/34	6,917,920	7,357,064
5.000%, TBA	6,600,000	6,984,736
5.125%, 01/02/14	1,205,000	1,325,187
5.500%, 08/01/28	50,005	54,243
5.500%, 04/01/33	519,461	560,238
5.500%, 01/01/36	300,000	322,800
5.500%, 06/01/36	13,123,998	14,162,434
5.500%, 05/01/38	99,990	107,474
5.500%, 07/01/38	300,000	322,455
5.500%, 07/01/39	100,001	107,476
5.500%, 02/01/40	1,602,000	1,721,755
5.500%, 06/01/40	790,000	849,053
5.500%, TBA	22,600,000	24,297,320
6.000%, 03/01/28	38,882	43,070
6.000%, 05/01/28	38,942	43,137
6.000%, 06/01/28	2,966	3,285
6.000%, 02/01/34	1,543,469	1,700,082
6.000%, 08/01/34	885,550	975,405
6.000%, 04/01/35	7,325,659	8,080,430
6.000%, 09/01/36	10,400,330	11,319,134
6.000%, 10/01/36	8,286,690	9,018,767
6.000%, 09/01/37	6,338,938	6,898,944
6.500%, TBA	6,300,000	6,881,767
9.000%, 04/01/16	2	2
Government National Mortgage Association 5.000%, TBA	4,900,000	5,200,891
5.700%, 06/16/39 (c) (d)	10,443,907	1,043,558
5.753%, 04/20/36 (c) (d)	4,858,572	533,927
6.049%, 11/16/39 (c) (d)	3,649,698	399,826
6.053%, 05/20/39 (c) (d)	8,062,601	805,060
6.123%, 06/20/37 (c) (d)	1,973,878	223,254
6.153%, 05/20/37 (c) (d)	2,865,400	286,235
6.250%, 01/16/34 (c) (d)	9,429,599	1,130,255
6.403%, 03/20/39 (c) (d)	9,230,961	921,849
6.453%, 12/20/36 (c) (d)	1,535,629	178,248
6.473%, 03/20/37 (c) (d)	3,717,195	427,623
6.500%, 07/15/14	11,500	12,525
6.500%, TBA	2,800,000	3,071,687
6.953%, 12/20/38 (c)	289,928	31,274
6.993%, 01/20/37 (c) (d)	4,481,760	604,359

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

U.S. Government & Treasury Obligations—(Continued)

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Government National Mortgage Association 7.500%, 12/15/14	$231,463	$250,119
9.000%, 11/15/19	9,665	11,044

		223,553,167

Government Agency—0.3%
Tennessee Valley Authority 5.250%, 09/15/39 (a)	2,390,000	2,642,123
5.980%, 04/01/36	430,000	514,545

		3,156,668

U.S. Treasury—3.3%
U.S. Treasury Bonds 4.375%, 05/15/40	8,025,000	8,679,519
4.500%, 08/15/39 (a)	360,000	396,506
8.000%, 11/15/21 (a)	50,000	72,719
8.125%, 05/15/21 (a)	4,785,000	6,977,128
8.750%, 05/15/20	2,340,000	3,497,203
8.750%, 08/15/20	1,500,000	2,248,829
U.S. Treasury Notes 0.750%, 05/31/12	1,770,000	1,775,115
1.000%, 04/30/12	2,875,000	2,896,562
1.875%, 06/30/15	3,010,000	3,021,522
2.125%, 05/31/15	4,615,000	4,694,332
3.500%, 05/15/20	7,260,000	7,598,026

		41,857,461

Total U.S. Government & Treasury Obligations (Identified Cost $262,847,679)		268,567,296

Corporate Bonds & Notes—12.9%

Aerospace & Defense—0.0%
L-3 Communications Corp. 5.875%, 01/15/15	150,000	148,125
6.375%, 10/15/15	140,000	140,000

		288,125

Air Freight & Logistics—0.1%
United Parcel Service, Inc. 6.200%, 01/15/38	395,000	474,859

Airlines—0.0%
Continental Airlines, Inc. 5.983%, 04/19/22	294,687	289,088
Delta Air Lines, Inc. 6.821%, 08/10/22 (c)	84,270	83,216

		372,304

Auto Components—0.0%
Navistar International Corp. 3.000%, 10/15/14	300,000	358,848

Beverages—0.4%
Anheuser-Busch InBev Worldwide, Inc. 3.000%, 10/15/12	3,792,000	3,892,670

Security Description	Par Amount	Value*

Beverages—(Continued)
Anheuser-Busch InBev Worldwide, Inc. 5.375%, 01/15/20	$950,000	$1,023,713
PepsiCo., Inc. 7.900%, 11/01/18	130,000	168,085

		5,084,468

Biotechnology—0.1%
Life Technologies Corp. 6.000%, 03/01/20	650,000	703,891

Capital Markets—1.1%
Ameriprise Financial, Inc. 5.300%, 03/15/20	700,000	731,324
Credit Suisse 5.860%, 05/29/49	1,020,000	900,150
Credit Suisse USA, Inc. 6.125%, 11/15/11	140,000	148,719
Lehman Brothers Holdings, Inc. 6.500%, 07/19/17 (e)	1,770,000	885
6.750%, 12/28/17 (e)	2,505,000	1,253
Morgan Stanley 0.754%, 10/18/16 (c)	80,000	69,586
2.930%, 05/14/13	3,430,000	3,442,269
4.200%, 11/20/14	780,000	770,202
5.050%, 01/21/11	600,000	608,918
5.500%, 01/26/20 (c)	2,500,000	2,418,500
5.625%, 09/23/19	775,000	749,745
6.600%, 04/01/12	415,000	440,417
The Bear Stearns Cos., LLC 6.400%, 10/02/17	240,000	266,579
The Goldman Sachs Group, Inc. 5.375%, 03/15/20	2,585,000	2,554,280
5.625%, 01/15/17	310,000	313,444
6.000%, 06/15/20	710,000	732,104

		14,148,375

Chemicals—0.1%
CF Industries, Inc. 7.125%, 05/01/20	880,000	902,000

Commercial Banks—1.0%
Achmea Hypotheekbank NV (144A) 3.200%, 11/03/14 (c)	1,790,000	1,849,351
Ally Financial, Inc. (144A) 8.000%, 03/15/20	1,200,000	1,173,000
Dexia Credit Local (144A) 2.000%, 03/05/13	1,590,000	1,589,121
Eksportfinans ASA 1.875%, 04/02/13	1,924,000	1,939,758
5.500%, 05/25/16	1,450,000	1,647,983
Glitnir Banki Hf (144A) 1.000%, 06/15/16 (c) (e)	230,000	288
6.330%, 07/28/11 (e)	100,000	26,000
6.375%, 09/25/12 (e)	100,000	26,000

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Commercial Banks—(Continued)
JPMorgan Chase Bank N.A. 6.000%, 07/05/17	$2,500,000	$2,706,397
Landsbanki Islands Hf (144A) 6.100%, 08/25/11 (e)	320,000	36,000
Landwirtschaftliche Rentenbank 4.000%, 02/02/15	335,000	360,430
4.125%, 07/15/13	170,000	182,688
4.375%, 01/15/13	370,000	396,954
5.250%, 07/02/12	580,000	626,136
Royal Bank of Scotland Group plc 5.050%, 01/08/15	300,000	280,190
Santander Issuances S.A. Unipersonal (144A) 5.805%, 06/20/16 (c)	170,000	164,615

		13,004,911

Commercial Services & Supplies—0.0%
The Board of Trustees of The Leland Stanford Junior University 4.750%, 05/01/19	395,000	430,301

Consumer Finance—0.3%
SLM Corp. 5.000%, 10/01/13	160,000	152,954
5.050%, 11/14/14	40,000	35,775
5.125%, 08/27/12	1,700,000	1,674,694
5.375%, 05/15/14	385,000	352,029
5.400%, 10/25/11	890,000	884,732

		3,100,184

Containers & Packaging—0.2%
Ball Corp. 7.125%, 09/01/16	385,000	402,806
7.375%, 09/01/19	385,000	400,400
Crown Americas, LLC (144A) 7.625%, 05/15/17	281,000	290,835
Owens-Brockway Glass Container, Inc. 7.375%, 05/15/16	1,270,000	1,323,975

		2,418,016

Diversified Financial Services—3.7%
AES Ironwood, LLC 8.857%, 11/30/25	111,679	106,653
AES Red Oak, LLC 9.200%, 11/30/29	50,000	48,500
Anadarko Finance Co. 6.750%, 05/01/11	110,000	108,963
Bank of America Corp. 5.625%, 07/01/20	500,000	503,972
5.750%, 12/01/17	920,000	954,115
7.625%, 06/01/19	2,400,000	2,749,219
Berkshire Hathaway Finance Corp. 4.750%, 05/15/12	230,000	244,180
BHP Billiton Finance USA, Ltd. 6.500%, 04/01/19	170,000	203,872

Security Description	Par Amount	Value*

Diversified Financial Services—(Continued)
BP Capital Markets plc 3.125%, 03/10/12	$1,930,000	$1,784,329
5.250%, 11/07/13	240,000	220,621
CDP Financial, Inc. (144A) 3.000%, 11/25/14	2,665,000	2,689,555
Citigroup Funding, Inc. 1.875%, 10/22/12	4,000,000	4,084,084
Citigroup, Inc. 8.500%, 05/22/19	1,170,000	1,394,785
Daimler Finance North America, LLC 7.300%, 01/15/12	360,000	388,048
Deutsche Telekom International Finance BV 8.750%, 06/15/30 (c)	330,000	426,260
FCE Bank plc 7.125%, 01/15/13 (EUR)	200,000	248,891
7.875%, 02/15/11 (GBP)	750,000	1,129,432
FMC Finance III S.A. 6.875%, 07/15/17	90,000	90,900
Ford Motor Credit Co., LLC 9.750%, 09/15/10 (a) (c)	270,000	273,336
General Electric Capital Corp. 0.414%, 04/10/12 (c)	1,515,000	1,491,837
2.000%, 09/28/12 (a)	2,500,000	2,559,690
2.125%, 12/21/12 (a)	1,020,000	1,048,650
5.000%, 11/15/11	3,705,000	3,881,558
GMAC, Inc. 7.500%, 12/31/13	116,000	115,710
8.000%, 12/31/18 (a)	109,000	100,280
Goldman Sachs Capital II 5.793%, 12/29/49 (c)	470,000	354,850
HBOS Capital Funding, L.P. (144A) 6.071%, 06/30/49 (c)	50,000	34,750
Inter-American Development Bank 2.250%, 07/15/15	4,480,000	4,495,717
Intergas Finance BV (144A) 6.375%, 05/14/17	260,000	260,000
Japan Finance Corp. 2.000%, 06/24/11	1,290,000	1,301,186
JPMorgan Chase & Co. 1.160%, 02/26/13 (c)	855,000	854,971
5.125%, 09/15/14	360,000	384,167
5.150%, 10/01/15	190,000	203,286
6.125%, 06/27/17	380,000	415,731
7.900%, 12/31/49 (c)	1,480,000	1,525,480
KazMunaiGaz Finance Sub BV (144A) 8.375%, 07/02/13	220,000	235,950
Lehman Brothers Holdings Capital Trust VII 5.857%, 11/29/49 (e)	325,000	33
New Communications Holdings, Inc. (144A) 8.250%, 04/15/17	1,330,000	1,334,987
Petrobras International Finance Co. 5.750%, 01/20/20	1,855,000	1,868,074
5.875%, 03/01/18	105,000	108,064
6.125%, 10/06/16	180,000	191,085
Reynolds Group Issuer, Inc. (144A) 7.750%, 10/15/16	1,275,000	1,246,312

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Diversified Financial Services—(Continued)
Shell International Finance BV 4.000%, 03/21/14	$982,000	$1,038,656
6.375%, 12/15/38	160,000	191,153
Sprint Capital Corp. 8.375%, 03/15/12	560,000	587,300
Telecom Italia Capital S.A. 5.250%, 10/01/15	1,175,000	1,185,868
6.000%, 09/30/34	240,000	205,616
Teva Pharmaceutical Finance II BV 3.000%, 06/15/15	720,000	734,107
Verizon Global Funding Corp. 7.375%, 09/01/12	120,000	134,819
Wind Acquisition Finance S.A. (144A) 12.000%, 12/01/15 (c)	145,000	150,075
ZFS Finance USA Trust I (144A) 6.500%, 05/09/37 (c)	227,000	203,165

		46,092,842

Diversified Telecommunication Services—0.8%
AT&T, Inc. 5.800%, 02/15/19	50,000	56,292
6.500%, 09/01/37	2,649,000	2,938,136
France Telecom S.A. 8.500%, 03/01/31 (c)	150,000	206,416
GTE Corp. 6.940%, 04/15/28	100,000	110,014
Koninklijke KPN NV 8.000%, 10/01/10	350,000	355,577
Qwest Communications International, Inc. 7.500%, 02/15/14	155,000	155,387
Qwest Communications International, Inc. (Series B) 7.500%, 02/15/14	75,000	75,188
Qwest Corp. 3.787%, 06/15/13 (c)	285,000	282,150
8.875%, 03/15/12	165,000	176,962
SBC Communications, Inc. 6.450%, 06/15/34	300,000	326,531
Telefonica Emisiones SAU 4.949%, 01/15/15	1,575,000	1,649,902
Verizon Communications, Inc. 8.750%, 11/01/18	2,590,000	3,366,930
Windstream Corp. 8.125%, 08/01/13	310,000	320,462
8.625%, 08/01/16	145,000	146,088

		10,166,035

Electric Utilities—0.5%
Dominion Resources, Inc. 8.875%, 01/15/19	290,000	383,048
Duke Energy Carolinas, LLC 5.625%, 11/30/12	170,000	185,956
Edison Mission Energy 7.625%, 05/15/27	65,000	36,887

Security Description	Par Amount	Value*

Electric Utilities—(Continued)
Elwood Energy, LLC 8.159%, 07/05/26	$101,010	$95,454
Exelon Corp. 5.625%, 06/15/35	205,000	198,613
Florida Power & Light Co. 5.625%, 04/01/34	300,000	327,005
5.950%, 02/01/38	525,000	599,681
Florida Power Corp. 6.400%, 06/15/38	525,000	627,457
MidAmerican Energy Holdings Co. 5.950%, 05/15/37	1,125,000	1,204,764
6.500%, 09/15/37 (c)	725,000	832,914
Pacific Gas & Electric Co. 5.800%, 03/01/37	20,000	21,737
6.050%, 03/01/34	210,000	234,301
PECO Energy Co. 4.750%, 10/01/12	650,000	695,958
Southern California Edison Co. 5.950%, 02/01/38	475,000	548,858

		5,992,633

Energy Equipment & Services—0.2%
Rockies Express Pipeline, LLC (144A) 3.900%, 04/15/15	1,020,000	985,793
Tennessee Gas Pipeline Co. 7.000%, 10/15/28	190,000	200,803
Transocean, Ltd. 6.000%, 03/15/18	790,000	727,078

		1,913,674

Food & Staples Retailing—0.1%
CVS Pass-Through Trust 6.943%, 01/10/30	389,316	429,354
Dollar General Corp. 11.875%, 07/15/17	685,000	778,331
Wal-Mart Stores, Inc. 6.200%, 04/15/38	80,000	93,651

		1,301,336

Food Products—0.2%
Kraft Foods, Inc. 5.375%, 02/10/20	1,371,000	1,469,096
6.500%, 08/11/17	630,000	731,756
6.500%, 02/09/40	440,000	492,065

		2,692,917

Gas Utilities—0.0%
CenterPoint Energy, Inc. 7.250%, 09/01/10	345,000	347,770

Health Care Equipment & Supplies—0.1%
CareFusion Corp. 6.375%, 08/01/19	850,000	970,980

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Health Care Providers & Services—0.3%
HCA, Inc. 5.750%, 03/15/14	$358,000	$332,940
7.250%, 09/15/20	890,000	894,450
8.500%, 04/15/19	1,250,000	1,325,000
Tenet Healthcare Corp. (144A) 8.875%, 07/01/19	450,000	477,000
9.000%, 05/01/15	390,000	412,425

		3,441,815

Independent Power Producers & Energy Traders—0.0%
Energy Future Holdings Corp. 5.550%, 11/15/14	70,000	49,726
NRG Energy, Inc. 7.250%, 02/01/14	140,000	141,925
7.375%, 02/01/16	30,000	29,850

		221,501

Industrial Conglomerates—0.0%
General Electric Co. 5.000%, 02/01/13	250,000	268,089

Insurance—0.4%
Chubb Corp. 6.375%, 03/29/67 (c)	1,100,000	1,056,000
Lincoln National Corp. 6.050%, 04/20/67	675,000	506,250
7.000%, 06/15/40	450,000	473,960
7.000%, 05/17/66 (c)	640,000	532,800
Teachers Insurance & Annuity Association of America (144A) 6.850%, 12/16/39	710,000	826,969
The Progressive Corp. 6.700%, 06/15/37 (c)	1,040,000	972,400
The Travelers Cos., Inc. 6.250%, 03/15/67 (c)	1,125,000	1,055,668

		5,424,047

Media—1.0%
Clear Channel Worldwide Holdings, Inc. (144A) 9.250%, 12/15/17	1,407,000	1,411,225
Comcast Cable Communications, LLC 8.875%, 05/01/17	880,000	1,103,665
Comcast Corp. 6.400%, 03/01/40	225,000	242,172
6.500%, 01/15/17	10,000	11,458
6.950%, 08/15/37	180,000	204,755
7.050%, 03/15/33	235,000	271,322
COX Communications, Inc. (144A) 8.375%, 03/01/39	795,000	1,080,669
Discovery Communications, LLC 3.700%, 06/01/15	700,000	717,671
DISH DBS Corp. 7.750%, 05/31/15	930,000	957,900
NBC Universal, Inc. (144A) 5.150%, 04/30/20	1,010,000	1,053,418

Security Description	Par Amount	Value*

Media—(Continued)
News America, Inc. 6.200%, 12/15/34	$660,000	$695,124
6.650%, 11/15/37	10,000	11,223
TCI Communications, Inc. 7.875%, 02/15/26	1,300,000	1,563,086
Time Warner Cable, Inc. 6.200%, 07/01/13	960,000	1,073,702
Time Warner Entertainment Co., L.P. 8.375%, 03/15/23	550,000	705,161
Time Warner, Inc. 6.875%, 05/01/12	1,381,000	1,504,522
7.625%, 04/15/31	260,000	312,773

		12,919,846

Metals & Mining—0.2%
AngloGold Ashanti Holdings plc 5.375%, 04/15/20	390,000	395,952
Steel Dynamics, Inc. 6.750%, 04/01/15	45,000	45,169
7.375%, 11/01/12 (a)	15,000	15,525
Teck Resources, Ltd. 10.750%, 05/15/19	1,150,000	1,409,095

		1,865,741

Office Electronics—0.1%
Xerox Corp. 6.875%, 08/15/11	975,000	1,030,465

Oil, Gas & Consumable Fuels—0.7%
Anadarko Petroleum Corp. 5.950%, 09/15/16	200,000	172,139
6.450%, 09/15/36	160,000	127,277
Canadian Natural Resources, Ltd. 6.250%, 03/15/38	800,000	874,572
Cenovus Energy, Inc. (144A) 6.750%, 11/15/39	745,000	855,340
ConocoPhillips 4.600%, 01/15/15	925,000	1,010,516
ConocoPhillips Holding Co. 6.950%, 04/15/29	615,000	754,753
Consol Energy, Inc. (144A) 8.000%, 04/01/17	762,000	786,765
8.250%, 04/01/20	488,000	508,740
Kinder Morgan Energy Partners, L.P. 5.125%, 11/15/14	200,000	211,530
5.300%, 09/15/20	259,000	267,867
6.750%, 03/15/11	30,000	31,055
Occidental Petroleum Corp. 7.000%, 11/01/13	220,000	257,103
Pemex Project Funding Master Trust 6.625%, 06/15/35	305,000	313,710
Valero Energy Corp. 6.625%, 06/15/37	996,000	969,749
XTO Energy, Inc. 6.750%, 08/01/37	920,000	1,185,192

		8,326,308

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Paper & Forest Products—0.1%
Georgia-Pacific, LLC (144A) 8.250%, 05/01/16	$957,000	$1,020,401
International Paper Co. 7.300%, 11/15/39	535,000	589,961

		1,610,362

Pharmaceuticals—0.1%
Eli Lilly & Co. 3.550%, 03/06/12	920,000	959,371
Wyeth 5.950%, 04/01/37	390,000	441,772

		1,401,143

Real Estate Investment Trusts—0.0%
iStar Financial, Inc. 10.000%, 06/15/14	191,000	189,090

Road & Rail—0.1%
Burlington Northern Santa Fe, LLC 5.750%, 05/01/40	660,000	698,075

Semiconductors & Semiconductor Equipment—0.0%
Amkor Technology, Inc. 6.000%, 04/15/14	50,000	98,925

Tobacco—0.1%
Philip Morris International, Inc . 4.500%, 03/26/20	1,301,000	1,321,422

Wireless Telecommunication Services—0.8%
America Movil S.A.B. de C.V. 5.625%, 11/15/17	90,000	98,380
Cellco Partnership 3.750%, 05/20/11	4,735,000	4,849,724
Cricket Communications, Inc. 7.750%, 05/15/16	1,068,000	1,089,360
Crown Castle Towers, LLC (144A) 6.113%, 01/15/20	2,045,000	2,244,498
Nextel Communications, Inc. 6.875%, 10/31/13	150,000	145,313
Rogers Communications, Inc. 7.500%, 03/15/15	240,000	286,401
Vodafone Group plc 4.150%, 06/10/14	1,514,000	1,588,634

		10,302,310

Yankee—0.1%
Canadian Natural Resources, Ltd. 6.500%, 02/15/37	100,000	111,710
Nexen, Inc. 6.400%, 05/15/37	1,150,000	1,199,237

		1,310,947

Total Corporate Bonds & Notes (Identified Cost $160,391,228)		161,194,555

Mortgage-Backed Securities—6.4%
Security Description	Par Amount	Value*

Collateralized-Mortgage Obligation—2.4%
Arkle Master Issuer plc (144A) 1.535%, 05/17/60 (c)	$2,120,000	$2,093,500
Banc of America Funding Corp. 0.428%, 07/20/36 (c)	76,776	75,288
Bear Stearns Adjustable Rate Mortgage Trust 5.898%, 06/25/47 (c)	3,851,862	3,004,262
Countrywide Alternative Loan Trust 0.538%, 03/20/47 (c)	1,721,804	882,905
0.587%, 12/25/36 (c)	676,065	183,030
5.500%, 11/25/35	2,500,000	1,916,262
5.500%, 04/25/37	1,503,841	958,066
Countrywide Home Loan Mortgage Pass-Through Trust 0.547%, 04/25/46 (c)	712,997	380,560
0.687%, 02/25/35 (c)	426,529	275,791
Credit Suisse Mortgage Capital Certificates 6.000%, 10/25/21 (e)	5,325	4,139
CS First Boston Mortgage Securities Corp. 6.000%, 01/25/36	2,095,266	1,377,026
Deutsche ALT-A Securities, Inc. Alternate Loan Trust 0.547%, 02/25/47 (c)	586,171	342,695
Deutsche Mortgage Securities, Inc. (144A) 5.180%, 06/26/35 (c)	280,000	232,775
GSR Mortgage Loan Trust 5.209%, 11/25/35 (c)	1,500,568	1,408,703
6.000%, 07/25/37	1,722,592	1,478,285
Harborview Mortgage Loan Trust 0.658%, 11/19/35 (c)	1,575,714	910,652
1.347%, 11/25/47 (c)	236,005	152,490
Indymac INDA Mortgage Loan Trust 5.697%, 09/25/36 (c)	1,025,577	770,196
Indymac Index Mortgage Loan Trust 0.967%, 06/25/34 (c)	86,949	51,856
5.235%, 10/25/35 (c)	286,834	226,455
JPMorgan Mortgage Trust 5.500%, 03/25/22	302,168	284,929
5.875%, 07/25/36	349,139	317,913
6.500%, 08/25/36	1,026,514	918,919
MASTR Adjustable Rate Mortgages Trust 2.759%, 09/25/33 (c)	301,486	256,445
MASTR Reperforming Loan Trust (144A) 0.697%, 05/25/35 (c)	414,004	334,326
5.688%, 05/25/36 (c)	403,523	375,391
Station Place Securitization Trust (144A) 1.847%, 01/25/40 (c)	2,285,000	2,285,000
Thornburg Mortgage Securities Trust 0.467%, 10/25/46 (c)	2,773,909	2,706,226
WaMu Mortgage Pass-Through Certificates 0.627%, 11/25/45 (c)	459,423	315,075
0.667%, 08/25/45 (c)	418,964	326,817
4.185%, 08/25/35 (c)	1,082,515	929,760
5.574%, 02/25/37 (c)	1,712,736	1,252,233
5.707%, 11/25/36 (c)	550,000	403,472
5.845%, 08/25/36 (c)	270,000	211,241

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Par Amount	Value*

Collateralized-Mortgage Obligation—(Continued)
Wells Fargo Mortgage Backed Securities Trust 5.500%, 03/25/36	$1,109,331	$1,063,366
5.991%, 09/25/36 (c)	1,010,781	924,940

		29,630,989

Commercial Mortgage-Backed Securities—4.0%
Banc of America Commercial Mortgage, Inc. 5.217%, 11/10/42 (c)	3,630,000	3,813,762
Bayview Commercial Asset Trust (144A) 0.577%, 07/25/36 (c)	648,673	406,695
0.617%, 04/25/36 (c)	383,062	346,643
Bear Stearns Commercial Mortgage Securities 5.405%, 12/11/40 (c)	600,000	630,696
5.920%, 10/15/36	277,780	279,387
Chase Commerical Mortgage Securities Corp. 7.319%, 10/15/32	607,246	607,720
Citigroup/Deutsche Bank Commercial Mortgage Trust 5.886%, 11/15/44	448,929	455,155
Credit Suisse First Boston Mortgage Securities Corp. 3.936%, 05/15/38 (c)	4,000,000	4,125,874
4.940%, 12/15/35	4,405,000	4,647,515
Credit Suisse Mortgage Capital Certificates 5.311%, 12/15/39	4,000,000	3,958,051
5.467%, 09/15/39 (c)	370,000	363,626
CS First Boston Mortgage Securities Corp. 5.603%, 07/15/35	3,850,000	4,082,691
First Union National Bank Commercial Mortgage 6.663%, 01/12/43	3,115,591	3,171,374
GE Business Loan Trust (144A) 1.650%, 04/15/31 (c)	362,634	217,580
GE Capital Commercial Mortgage Corp. 4.578%, 06/10/48	3,480,000	3,566,809
6.269%, 12/10/35	3,440,000	3,629,981
Greenwich Capital Commercial Funding Corp. 6.085%, 07/10/38 (c)	3,280,000	3,428,528
LB-UBS Commercial Mortgage Trust 4.071%, 09/15/26	512,296	523,816
5.372%, 09/15/39	1,570,000	1,623,633
5.430%, 02/15/40 (c)	2,800,000	2,808,465
5.642%, 12/15/25 (c)	406,060	412,813
5.934%, 12/15/25	368,492	375,553
LB-UBS Commercial Mortgage Trust (144A) 6.155%, 07/14/16	973,087	990,258
RBSCF Trust (144A) 6.099%, 04/16/17	2,250,000	2,358,633
Salomon Brothers Mortgage Securities VII, Inc. 6.499%, 10/13/11	3,322,067	3,463,113

		50,288,371

Total Mortgage-Backed Securities (Identified Cost $81,704,664)		79,919,360

Asset-Backed Securities—3.1%
Security Description	Par Amount	Value*

Asset Backed—3.1%
321 Henderson Receivables I, LLC (144A) 5.560%, 07/15/59	$1,891,736	$1,905,924
Bank of America Auto Trust (144A) 2.130%, 09/16/13	3,850,000	3,900,046
Chase Funding Mortgage Loan Asset-Backed Certificates 5.833%, 04/25/32 (c)	209,232	205,268
Chase Issuance Trust 0.800%, 09/17/12 (c)	4,620,000	4,623,066
Countrywide Asset-Backed Certificates 0.497%, 07/25/36 (c)	2,658,858	1,671,409
1.017%, 07/25/34 (c)	212,542	85,960
2.072%, 12/25/31 (c)	6,602	5,543
5.071%, 12/25/34 (c)	546,757	251,744
Countrywide Asset-Backed Certificates (144A) 0.797%, 03/25/47 (c)	521,852	214,490
Finance America Mortgage Loan Trust 1.397%, 09/25/33 (c)	236,263	180,368
Ford Credit Auto Owner Trust 6.070%, 05/15/14	2,930,000	3,223,571
Fremont Home Loan Trust 1.397%, 12/25/33 (c)	205,156	150,854
Globaldrive BV 4.000%, 10/20/16 (EUR)	912,450	1,138,580
GMAC Mortgage Corp. Loan Trust 0.587%, 10/25/34 (c)	441,135	338,969
Greenpoint Mortgage Funding Trust 0.747%, 09/25/34 (c)	237,449	203,377
GSAA Trust 0.447%, 03/25/47 (c)	1,243,902	725,412
Harley-Davidson Motorcycle Trust 1.740%, 09/16/13 (c)	2,790,000	2,804,936
Home Equity Asset Trust 0.457%, 07/25/37 (c)	609,440	583,221
Knollwood CDO, Ltd. (144A) 3.495%, 02/08/39 (c) (f) (g)	475,150	0
Long Beach Mortgage Loan Trust 1.997%, 03/25/34 (c)	255,190	105,192
Morgan Stanley Home Equity Loan Trust 0.667%, 09/25/35 (c)	485,265	413,009
Nelnet Student Loan Trust 1.796%, 04/25/24 (c)	150,000	154,525
Residential Asset Securities Corp. 6.349%, 03/25/32	170,042	141,238
Santander Drive Auto Receivables Trust (144A) 1.370%, 08/15/13 (c)	1,235,000	1,230,060
1.830%, 11/17/14	950,000	951,805
2.390%, 06/15/17	480,000	481,776
SLM Student Loan Trust 0.396%, 04/26/21 (c)	1,099,874	1,096,395
1.416%, 10/25/16 (c)	5,010,000	5,085,240
1.616%, 01/25/28 (c)	1,520,000	1,566,821
1.846%, 12/15/17	1,350,000	1,350,000
2.016%, 07/25/23 (c)	4,100,000	4,306,562

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Par Amount	Value*

Asset Backed—(Continued)
Structured Asset Investment Loan Trust 3.272%, 04/25/33 (c)	$40,741	$9,228
Structured Asset Securities Corp. 0.513%, 11/25/37 (c)	135,215	126,195

Total Asset-Backed Securities (Identified Cost $41,131,947)		39,230,784

Municipal Bonds & Notes—0.8%

Municipal Agency—0.8%
City of Chicago 6.395%, 01/01/40	350,000	373,419
Dallas Area Rapid Transit 5.999%, 12/01/44	375,000	415,241
Greater Chicago Metropolitan Water Reclamation District 5.720%, 12/01/38	690,000	748,685
Metropolitan Transportation Authority 7.336%, 11/15/39	895,000	1,092,858
New York State Dormitory Authority 5.628%, 03/15/39	775,000	782,773
Port Authority of New York & New Jersey 6.040%, 12/01/29	565,000	606,838
State of California 5.450%, 04/01/15	3,300,000	3,461,832
7.300%, 10/01/39	1,515,000	1,577,251
7.350%, 11/01/39	780,000	817,939
7.500%, 04/01/34	520,000	554,944

Total Municipal Bonds & Notes (Identified Cost $12,239,167)		10,431,780

Foreign Government & Agency Obligations—0.9%

Regional Government—0.3%
Province of Ontario Canada 1.875%, 11/19/12	1,615,000	1,633,902
4.100%, 06/16/14	1,705,000	1,833,555

		3,467,457

Sovereign—0.6%
Hellenic Republic 4.600%, 09/20/40 (EUR)	230,000	141,813
Israel Government AID Bond 5.500%, 12/04/23	3,175,000	3,725,850
Mexico Government International Bond 6.750%, 09/27/34	215,000	247,787
Russian Federation 7.500%, 03/31/30 (c)	2,180,400	2,457,965

Security Description	Par Amount	Value*

Sovereign—(Continued)
United Mexican States 5.125%, 01/15/20	$750,000	$780,000

		7,353,415

Total Foreign Government & Agency Obligations (Identified Cost $10,504,464)		10,820,872

Options Purchased—0.0%
Security Description	Shares	Value*

Put Options—0.0%
Euro Dollar Midcurve 1 Year Futures @ 97.25	490,000	1,225

Total Options Purchased (Identified Cost $32,448)		1,225

Convertible Bonds & Notes—0.0%
Security Description	Par Amount	Value*

Health Care Equipment & Supplies—0.0%
Conceptus, Inc. 2.250%, 02/15/27	$25,000	22,781

Household Durables—0.0%
Newell Rubbermaid, Inc. 5.500%, 03/15/14	50,000	90,813

Semiconductors & Semiconductor Equipment—0.0%
Jazz Technologies, Inc. 8.000%, 12/31/11	75,000	72,375
Jazz Technologies, Inc. (144A) 8.000%, 12/31/11	100,000	96,500

		168,875

Specialty Retail—0.0%
Pier 1 Imports, Inc. 6.375%, 02/15/36 (c)	50,000	50,812
Pier 1 Imports, Inc. (144A) 6.375%, 02/15/36 (c)	100,000	101,625

		152,437

Total Convertible Bonds & Notes (Identified Cost $393,462)		434,906

Short Term Investments—4.0%

Mutual Funds—3.8%
State Street Navigator Securities Lending Prime Portfolio (h)	47,222,306	47,222,306

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Short Term Investments—(Continued)

Security Description	Par Amount	Value*

Repurchase Agreement—0.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/10 at 0.000% to be repurchased at $2,660,000 on 07/01/10, collateralized by $2,675,000 Federal National Mortgage Association due 12/17/18 with a value of $2,715,125.	$2,660,000	$2,660,000

Total Short Term Investments (Identified Cost $49,882,306)		49,882,306

Total Investments—111.9% (Identified Cost $1,425,816,239) (i)		1,401,856,177
Liabilities in excess of other assets		(148,775,677)

Net Assets—100.0%		$1,253,080,500

(a)	All or a portion of the security was on loan. As of June 30, 2010, the market value of securities loaned was $46,467,560 and the collateral received consisted of cash in the amount of $47,222,306 and non-cash collateral with a value of $632,285. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2010.
(d)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments. The par amount shown reflects the notional amount of the security.
(e)	Non-Income Producing; Defaulted Bond.
(f)	Zero Valued Security.
(g)	Security was valued in good faith under procedures established by the Board of Directors.
(h)	Represents investment of cash collateral received from securities lending transactions.
(i)	The aggregate cost of investments for federal income tax purposes as of June 30, 2010 was $1,425,816,239 and the composition of unrealized appreciation and depreciation of investment securities was $57,313,066 and $(81,273,128), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2010, the market value of 144A securities was $41,933,462, which is 3.3% of total net assets.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(EUR)—	Euro
(GBP)—	British Pound

Forward Contracts

Forward Currency Contracts	Counterparty	Delivery Date	Local Currency Amount	Aggregate Face Value	Valuation as of June 30, 2010	Unrealized Appreciation/ (Depreciation)
Euro (bought)	Citibank	8/16/2010	2,160,000	$2,651,320	$2,655,352	$4,032
Euro (bought)	Citibank	8/16/2010	2,160,000	2,667,233	2,655,352	(11,881)
Euro (bought)	Citibank	8/16/2010	4,320,000	5,217,113	5,310,704	93,591
Euro (sold)	BNP Paribas	7/14/2010	1,226,500	1,539,267	1,507,519	31,748
Euro (sold)	Citibank	8/16/2010	3,830,000	4,686,158	4,708,332	(22,174)
Pound Sterling (sold)	Royal Bank of Scotland	7/28/2010	727,500	1,125,597	1,087,375	38,222

Net Unrealized Appreciation						$133,538

Futures Contracts

Futures Contracts-Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of June 30, 2010	Unrealized Appreciation/ (Depreciation)
U.S. Treasury Notes 2 Year Futures	9/30/2010	11	$2,406,594	$2,407,109	$515
U.S. Treasury Notes 5 Year Futures	9/30/2010	422	49,231,695	49,944,360	712,665

Futures Contracts-Short
90 Day Euro Dollar Futures	9/13/2010	(8)	(1,985,226)	(1,986,900)	(1,674)
90 Day Euro Dollar Futures	12/13/2010	(3)	(744,178)	(744,225)	(47)
90 Day Euro Dollar Futures	3/14/2011	(45)	(11,130,025)	(11,155,500)	(25,475)
90 Day Euro Dollar Futures	6/13/2011	(34)	(8,385,652)	(8,420,100)	(34,448)
90 Day Euro Dollar Futures	9/19/2011	(41)	(10,088,006)	(10,138,788)	(50,782)
90 Day Euro Dollar Futures	12/19/2011	(83)	(20,466,317)	(20,482,325)	(16,008)
90 Day Euro Dollar Futures	3/19/2012	(30)	(7,332,064)	(7,388,250)	(56,186)

*See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Futures Contracts-Short	Expiration Date	Number of Contracts	Contract Amount	Valuation as of June 30, 2010	Unrealized Appreciation/ (Depreciation)
90 Day Euro Dollar Futures	6/18/2012	(13)	$(3,176,060)	$(3,194,100)	$(18,040)
90 Day Euro Dollar Futures	9/17/2012	(12)	(2,922,550)	(2,941,500)	(18,950)
90 Day Euro Dollar Futures	12/17/2012	(12)	(2,914,825)	(2,934,300)	(19,475)
90 Day Euro Dollar Futures	3/18/2013	(12)	(2,908,300)	(2,928,150)	(19,850)
90 Day Euro Dollar Futures	6/17/2013	(1)	(243,459)	(243,475)	(16)
Euro-Schatz (OGBS) 109.50 Call	8/31/2010	(185)	(67,859)	(51,159)	16,700
U.S. Treasury Notes 10 Year Futures	9/21/2010	(124)	(15,200,498)	(15,195,813)	4,685
U.S. Treasury Bond 30 Year Futures	9/21/2010	(19)	(2,348,281)	(2,422,500)	(74,219)
U.S. Treasury Bond Ultra Long Futures	9/21/2010	(39)	(5,078,329)	(5,296,688)	(218,359)

Net Unrealized Appreciation					$181,036

TBA Sale Commitments
Federal Agencies	Face Amount	Value
Federal Home Loan Mortgage Corp.
4.000% (15 Year TBA)	$(24,600,000)	$(25,534,037)
4.500% (30 Year TBA)	(8,700,000)	(8,980,036)
5.500% (30 Year TBA)	(5,800,000)	(6,205,095)
Federal National Mortgage Association
4.000% (15 Year TBA)	(600,000)	(623,250)
4.500% (30 Year TBA)	(8,000,000)	(8,261,248)
5.500% (15 Year TBA)	(1,900,000)	(2,046,954)
5.500% (30 Year TBA)	(800,000)	(859,126)
6.000% (30 Year TBA)	(14,300,000)	(15,508,793)

Total TBA Sale Commitments (Proceeds Cost $(67,345,188))		$(68,018,539)

*See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between level 1 and level 2 deemed significant (greater than 10% of total assets), if any, will be disclosed following the valuation table below. For the period ended June 30, 2010, there were no transfers between levels 1 and 2. For information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value of the Portfolio’s investments as of June 30, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$781,373,093	$—	$—	$781,373,093
Total Options Purchased*	1,225	—	—	1,225
Total Corporate Bonds & Notes*	—	161,194,555	—	161,194,555
Total Convertible Bonds & Notes*	—	434,906	—	434,906
Total Municipal Bonds & Notes*	—	10,431,780	—	10,431,780
Total U.S. Government & Treasury Obligations*	—	268,567,296	—	268,567,296
Total Asset-Backed Securities*	—	39,230,784	—	39,230,784
Total Mortgage-Backed Securities*	—	79,919,360	—	79,919,360
Total Foreign Government & Agency Obligations*	—	10,820,872	—	10,820,872
Short Term Investments
Mutual Funds	47,222,306	—	—	47,222,306
Repurchase Agreement	—	2,660,000	—	2,660,000
Total Short Term Investments	47,222,306	2,660,000	—	49,882,306
Total Investments	$828,596,624	$573,259,553	$—	$1,401,856,177

Total TBA Sale Commitments	$—	$(68,018,539)	$—	$(68,018,539)

Futures Contracts**
Futures Contracts Long (Appreciation)	$713,180	$—	$—	$713,180
Futures Contracts Short (Depreciation)	(532,144)	—	—	(532,144)
Total Futures Contracts	181,036	—	—	181,036

Forward Contracts**
Forward Currency Contracts (Appreciation)	—	167,593	—	167,593
Forward Currency Contracts (Depreciation)	—	(34,055)	—	(34,055)
Total Forward Contracts	—	133,538	—	133,538

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures and forward contracts are valued based on the unrealized appreciation/depreciation on the instrument.

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Statement of Assets & Liabilities

June 30, 2010 (Unaudited)

Assets
Investments at value (a)(b)		$1,401,856,177
Cash		9,141
Cash denominated in foreign currencies (c)		80,003
Receivable for:
Securities sold		891,921,916
Fund shares sold		10,454
Open forward currency contracts		167,593
Accrued interest and dividends		4,670,877
Foreign taxes		3,862

Total Assets		2,298,720,023
Liabilities
TBA sales commitments at value (d)	$68,018,539
Payable for:
Securities purchased	927,991,984
Fund shares redeemed	1,061,882
Futures variation margin	40,383
Open forward currency contracts	34,056
Foreign taxes	3,594
Collateral for securities loaned	47,222,306
Interest on TBA sales commitments	520,609
Accrued expenses:
Management fees	492,013
Distribution and service fees	19,156
Deferred directors’ fees	9,834
Other expenses	225,167

Total Liabilities		1,045,639,523

Net Assets		$1,253,080,500

Net assets consists of:
Paid in surplus		$1,529,876,082
Undistributed net investment income		14,024,732
Accumulated net realized losses		(266,498,911)
Unrealized depreciation on investments and foreign currency transactions		(24,321,403)

Net Assets		$1,253,080,500

Net Assets
Class A		$1,147,573,259
Class B		65,533,365
Class E		39,973,876

Capital Shares (Authorized) Outstanding
Class A (125,000,000)		83,005,837
Class B (10,000,000)		4,756,199
Class E (7,500,000)		2,894,595

Net Asset Value, Offering and Redemption Price Per Share
Class A		$13.83
Class B		13.78
Class E		13.81

(a)	Identified cost of investments was $1,425,816,239.
(b)	Includes securities on loan with a value of $46,467,560.
(c)	Identified cost of cash denominated in foreign currencies was $81,121.
(d)	Proceeds of TBA sale commitments were $67,345,188.

Statement of Operations

Six months ended June 30, 2010 (Unaudited)

Investment Income
Dividends		$6,547,452
Interest (a)		11,525,492

		18,072,944
Expenses
Management fees	$3,073,947
Distribution and service fees—Class B	87,350
Distribution and service fees—Class E	32,545
Directors’ fees and expenses	19,782
Custodian and accounting	96,999
Audit and tax services	14,450
Legal	1,751
Shareholder reporting	151,529
Insurance	9,437
Miscellaneous	11,996

Total expenses		3,499,786

Net Investment Income		14,573,158

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	44,137,402
Futures contracts	(392,432)
Foreign currency transactions	1,252,134
Options	(185,009)	44,812,095

Net change in unrealized appreciation (depreciation) on:
Investments	(106,582,425)
Futures contracts	1,236,926
Foreign currency transactions	(327,986)
Options	(31,223)	(105,704,708)

Net realized and unrealized loss		(60,892,613)

Net Decrease in Net Assets From Operations		$(46,319,455)

(a)	Includes income on securities loaned of $79,293.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$14,573,158	$32,761,173
Net realized gain (loss)	44,812,095	(127,843,145)
Net change in unrealized appreciation (depreciation)	(105,704,708)	303,384,689

Increase (decrease) in net assets from operations	(46,319,455)	208,302,717

From Distributions to Shareholders
Net investment income
Class A	(23,428,353)	(53,219,527)
Class B	(1,174,150)	(2,970,144)
Class E	(761,997)	(2,065,706)

Total distributions	(25,364,500)	(58,255,377)

Increase (decrease) in net assets from capital share transactions	(46,985,082)	59,974,192

Total increase (decrease) in net assets	(118,669,037)	210,021,532

Net Assets
Beginning of the period	1,371,749,537	1,161,728,005

End of the period	$1,253,080,500	$1,371,749,537

Undistributed Net Investment Income
End of the period	$14,024,732	$24,816,074

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	453,683	$6,733,335	1,067,686	$14,442,165
Shares issued through acquisition	0	0	11,839,158	145,266,470
Reinvestments	1,535,279	23,428,353	4,427,581	53,219,527
Redemptions	(4,998,125)	(73,778,888)	(11,613,486)	(152,457,910)

Net increase (decrease)	(3,009,163)	$(43,617,200)	5,720,939	$60,470,252

Class B
Sales	154,440	$2,274,650	583,476	$7,593,989
Reinvestments	77,196	1,174,150	247,718	2,970,144
Redemptions	(314,033)	(4,600,818)	(568,761)	(7,490,398)

Net increase (decrease)	(82,397)	$(1,152,018)	262,433	$3,073,735

Class E
Sales	119,550	$1,761,600	145,296	$1,945,312
Reinvestments	49,967	761,997	171,999	2,065,706
Redemptions	(321,211)	(4,739,461)	(584,998)	(7,580,813)

Net decrease	(151,694)	$(2,215,864)	(267,703)	$(3,569,795)

Increase (decrease) derived from capital share transactions		$(46,985,082)		$59,974,192

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$14.61		$13.18	$18.18	$17.61	$16.33	$16.11

Income (Loss) From Investment Operations
Net investment income	0.16	(a)	0.35 (a)	0.49 (a)	0.41 (a)	0.46	0.39
Net realized and unrealized gain (loss) on investments	(0.66)		1.78	(4.87)	0.62	1.23	0.09

Total from investment operations	(0.50)		2.13	(4.38)	1.03	1.69	0.48

Less Distributions
Distributions from net investment income	(0.28)		(0.70)	(0.45)	(0.46)	(0.41)	(0.26)
Distributions from net realized capital gains	0.00		0.00	(0.17)	0.00	0.00	0.00

Total distributions	(0.28)		(0.70)	(0.62)	(0.46)	(0.41)	(0.26)

Net Asset Value, End of Period	$13.83		$14.61	$13.18	$18.18	$17.61	$16.33

Total Return (%)	(3.67	)(b)	17.30	(24.79)	5.90	10.53	3.05

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.50	(c)	0.52	0.49	0.50	0.52	0.50
Net ratio of expenses to average net assets (%) (d)	N/A		0.52	N/A	N/A	0.51	0.49
Ratio of net investment income to average net assets (%)	2.17	(c)	2.67	3.15	2.32	2.46	2.22
Portfolio turnover rate (%)	862	(c)	611	501	372	265	443
Net assets, end of period (in millions)	$1,147.57		$1,256.90	$1,058.18	$1,688.04	$1,622.05	$1,705.34

	Class B
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$14.55		$13.11	$18.08	$17.52	$16.25	$16.03

Income (Loss) From Investment Operations
Net investment income	0.14	(a)	0.32 (a)	0.45 (a)	0.37 (a)	0.34	0.25
Net realized and unrealized gain (loss) on investments	(0.66)		1.77	(4.85)	0.61	1.30	0.19

Total from investment operations	(0.52)		2.09	(4.40)	0.98	1.64	0.44

Less Distributions
Distributions from net investment income	(0.25)		(0.65)	(0.40)	(0.42)	(0.37)	(0.22)
Distributions from net realized capital gains	0.00		0.00	(0.17)	0.00	0.00	0.00

Total distributions	(0.25)		(0.65)	(0.57)	(0.42)	(0.37)	(0.22)

Net Asset Value, End of Period	$13.78		$14.55	$13.11	$18.08	$17.52	$16.25

Total Return (%)	(3.82	)(b)	17.00	(24.96)	5.62	10.25	2.82

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	(c)	0.77	0.74	0.75	0.77	0.75
Net ratio of expenses to average net assets (%) (d)	N/A		0.77	N/A	N/A	0.76	0.74
Ratio of net investment income to average net assets (%)	1.92	(c)	2.42	2.94	2.07	2.22	2.01
Portfolio turnover rate (%)	862	(c)	611	501	372	265	443
Net assets, end of period (in millions)	$65.53		$70.41	$59.98	$75.11	$57.97	$40.75

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$14.59		$13.15	$18.13	$17.57	$16.30	$16.07

Income (Loss) From Investment Operations
Net investment income	0.15	(a)	0.34 (a)	0.47 (a)	0.39 (a)	0.40	0.33
Net realized and unrealized gain (loss) on investments	(0.67)		1.77	(4.86)	0.61	1.25	0.13

Total from investment operations	(0.52)		2.11	(4.39)	1.00	1.65	0.46

Less Distributions
Distributions from net investment income	(0.26)		(0.67)	(0.42)	(0.44)	(0.38)	(0.23)
Distributions from net realized capital gains	0.00		0.00	(0.17)	0.00	0.00	0.00

Total distributions	(0.26)		(0.67)	(0.59)	(0.44)	(0.38)	(0.23)

Net Asset Value, End of Period	$13.81		$14.59	$13.15	$18.13	$17.57	$16.30

Total Return (%)	(3.73	)(b)	17.14	(24.87)	5.71	10.33	2.95

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	(c)	0.67	0.64	0.65	0.67	0.65
Net ratio of expenses to average net assets (%) (d)	N/A		0.67	N/A	N/A	0.66	0.64
Ratio of net investment income to average net assets (%)	2.02	(c)	2.54	2.99	2.16	2.31	2.07
Portfolio turnover rate (%)	862	(c)	611	501	372	265	443
Net assets, end of period (in millions)	$39.97		$44.44	$43.57	$71.83	$76.12	$80.44

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets for prior years includes the effect of broker commission recapture credits.

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The BlackRock Diversified Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the

MSF-22

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

Financial futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net

MSF-23

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, paydown reclasses, merger transaction adjustments, capital loss carryforwards, post October loss deferral, and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Mortgage Dollar Rolls:

The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells TBA mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll

MSF-24

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a court determination, a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities sold.

Mortgage Related and Other Asset-Backed Securities:

The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgaged obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although some mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Sale Commitments:

The Portfolio may enter into to-be-announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation”.

Forward Commitments and When-Issued and Delayed-Delivery Securities:

The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Securities:

The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt

MSF-25

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2010	% per Annum	Average daily net assets
$3,073,947	0.500%	Of the first $500 million
	0.450%	Of the next $500 million
	0.400%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife Advisers is an affiliate of MetLife and MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2010 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

MSF-26

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$5,512,073,274	$663,817,168	$5,464,388,678	$504,904,848

5.	DERIVATIVE INSTRUMENTS

Authoritative accounting guidance requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Future contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Options:

An option contract purchased by a Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by a Portfolio give the holder the

MSF-27

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by a Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instrument if there is an illiquid secondary market for the option contract, or if the counterparty to the option contract is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When a Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily based on the option’s quoted market price. When an option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying instrument. Option activity for the six months ended June 30, 2010 is indicated in Note 4 of Notes to Financial Statements.

Disclosures About Derivative Instruments and Hedging Activities:

At June 30, 2010, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives			Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value		Statement of Assets & Liabilities Location	Fair Value
Interest Rate Contracts	Net Assets—Unrealized appreciation on investments	$734,565	*	Net Assets—Unrealized depreciation on investments	$(553,529)*
Foreign Exchange Contracts	Receivables—Open Forward Currency Contracts	167,593		Payables—Open Forward Currency Contracts	(34,056)

Total		$902,158			$(587,585)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets & Liabilities.

MSF-28

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

Transactions in derivative instruments during the six months ended June 30, 2010, were as follows:

Location	Interest Rate Contracts	Foreign Exchange Contracts	Total
Statement of Operations—Net Realized Gain (Loss)
Futures Contracts	$(392,432)	$—	$(392,432)
Foreign Currency Transactions	—	1,318,410	1,318,410
Options	(185,009)	—	(185,009)

Total	$(577,441)	$1,318,410	$740,969

Location	Interest Rate Contracts	Foreign Exchange Contracts	Total

Statement of Operations—Net Change in Unrealized Gain (Loss)
Futures Contracts	$1,236,926	$—	$1,236,926
Foreign Currency Transactions	—	(324,661)	(324,661)
Options	(31,223)	—	(31,223)

Total	$1,205,703	$(324,661)	$881,042

Average Contract Amount or Face Amount(a)	Foreign Exchange Contracts	Interest Rate Contracts
Futures Contracts	$—	$(59,284,005)
Foreign Currency Transactions	15,646,055	—

(a)	Averages are based on activity levels at each quarter-end period during 2010.

6.	MARKET, CREDIT AND COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard trades, the Portfolio restricts its exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$58,255,377	$42,969,274	$—	$16,775,633	$—	$—	$58,255,377	$59,744,907

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$25,278,348	$—	$54,203,060	$(281,033,667)	$(201,552,259)

MSF-29

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future realized capital gains. As of December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/17	Expiring 12/31/16	Expiring 12/31/15	Total
$177,134,954	$89,389,605	$14,509,108	$281,033,667

The utilization of the capital loss carryforward acquired as part of a merger may be limited under Section 382 of the Internal Revenue Code.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$(3,555,290)

8.	ACQUISITIONS

After the close of business on May 1, 2009, the Portfolio acquired the assets and liabilities of the Legg Mason Partners Managed Assets Portfolio of the Met Investors Series Trust (“Legg Portfolio”) in a tax-free reorganization in exchange for shares of the Portfolio pursuant to a certain plan of reorganization.

The Reorganization was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. The Legg Portfolio was experiencing net outflows in every quarter since it became a series of the Met Investors Series Trust in May 2006. Moreover, the Legg Portfolio was not expected to garner sufficient assets in order to achieve economies of scale.

The acquisition was accomplished by a tax free exchange of 11,839,158 Class A shares of the Portfolio for 13,579,050 Class A shares of the Legg Portfolio. The investment portfolio of the Legg Portfolio, with a fair value of $144,537,969 and identified cost of $169,708,321 was the principal asset acquired by the Portfolio. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from Legg Portfolio was carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Portfolio acquired $22,754,527 in capital loss carryforwards and $(9,155) in distributions in excess of net investment income from the Legg Portfolio.

The aggregate net assets of the Portfolio and the Legg Portfolio immediately before the acquisition were $1,083,516,503 and $145,266,469, respectively. The aggregate net assets immediately after the acquisition were $1,228,782,972, which includes $25,170,351 of acquired net unrealized depreciation on investments. The total cost of acquired securities was $169,708,321.

Assuming the acquisition had been completed on January 1, 2009, the Portfolio’s pro-forma results of operations for the year ended December 31, 2009 are as follows:

(Unaudited)
Net investment income	$34,651,084	(a)
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	$172,380,945	(b)
Net increase (decrease) in assets from operations	$207,032,029

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Legg Portfolio that have been included in the Portfolio’s Statement of Operations since May 1, 2009.

(a)	$32,761,173 as reported plus $1,804,921 Legg Portfolio pre-merger, plus $48,122 in lower Advisory fees, plus $36,868 of pro-forma eliminated other expenses.
(b)	$175,541,544 as reported plus $(3,160,599) Legg Portfolio pre-merger.

MSF-30

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

9.	RECENT ACCOUNTING PRONOUNCEMENT

The Portfolio adopted Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”, effective March 31, 2010. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

10.	SUBSEQUENT EVENTS

Management completed an evaluation of the impact of all subsequent events on the Portfolio’s financial statements and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

MSF-31

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-32

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2010, the Class A, B, and E shares of the BlackRock Large Cap Value Portfolio returned -8.50%, -8.73%, and -8.63%, respectively, compared to its benchmark, the Russell 1000 Value Index1, which returned -5.12%.

MARKET ENVIRONMENT/CONDITIONS

At the beginning of 2010, we expected to see a modest cyclical recovery that was countered by the structural problems facing most of the developed world. For the first four months of the year, the cyclical recovery did dominate, but over the past two months, structural problems (especially those in Europe) began to win out, and risk assets have been struggling.

While we have long expected that the U.S. and global economic recovery would be subpar, fears of a double-dip recession have intensified in recent months. As has been the case since the recovery began in the middle of last year, consumer spending and employment trends remain key to keeping it on track. The corporate sector has remained resilient and business spending levels have been increasing, but this part of the economy by itself will not be able to drive economic growth. Income levels have been rising, and while consumer spending has been struggling, it has remained relatively firm.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio underperformed its benchmark, the Russell 1000 Value Index, for the six-month period ended June 30, 2010. On the sector level, our underweight and security selection in financials, combined with our security selection in information technology (IT), caused the majority of the Portfolio’s underperformance.

In financials, we favored higher-quality property & casualty insurance companies over banks and diversified financials, and the Portfolio’s underweight in banks and lack of exposure to real estate investment trusts (REITs) detracted from performance. In IT, our holdings in the computers & peripherals industry drove the majority of underperformance.

On the positive side, our security selection in health care and energy contributed to performance. In the health care sector, the pharmaceuticals industry contributed most notably to performance. The defensive nature of the industry and positive news on the product pipelines of select Portfolio holdings drove the outperformance. Within the energy sector, positions in several integrated firms and exploration & production names benefited from capital redeployment to unconventional onshore resources. Many of our holdings have exhibited an ability to generate healthy returns at resilient crude oil prices.

During the period, we have maintained the Portfolio’s pro-cyclical bias and we used weakness at the end of the period to boost that exposure, as we believed that the market was beginning to discount a double-dip recession. The Portfolio’s largest sector overweights at period-end included materials, energy and healthcare, while financials, consumer staples and utilities were the largest underweights. As always, we rely on a disciplined investment process and a belief in the importance of portfolio construction and risk management to strive to deliver consistent outperformance over the long term.

Bob Doll

Daniel Hanson

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2010

	6 Months	1 Year	5 Year	Since Inception[2]
BlackRock Large Cap Value Portfolio
Class A	-8.50	10.54	-2.99	0.79
Class B	-8.73	10.23	-3.24	2.92
Class E	-8.63	10.44	-3.12	0.64
Russell 1000 Value Index	-5.12	16.92	-1.64	2.18

1 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values.

2 Inception dates of the Class A, Class B, and Class E shares are: 5/1/02, 7/30/02 and 5/1/02, respectively. Index since inception return is based on the Class A inception date.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2010

Top Holdings

% of Net Assets
Bank of America Corp.	3.7
Chevron Corp.	3.5
Verizon Communications, Inc.	2.5
Citigroup, Inc.	2.5
ConocoPhillips	1.8
Intel Corp.	1.7
UnitedHealth Group, Inc.	1.7
Eli Lilly & Co.	1.5
General Electric Co.	1.5
Bristol-Myers Squibb Co.	1.5

Top Sectors

% of Net Assets
Financials	18.7
Healthcare	16.6
Energy	13.7
Industrials	10.4
Consumer Discretionary	9.5
Information Technology	8.1
Materials	8.1
Consumer Staples	6.6
Utilities	4.3
Telecommunications	3.8

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 through June 30, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Large Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses paid during period* January 1, 2010 to June 30, 2010
Class A	Actual	0.65%	$1,000.00	$914.95	$3.09
	Hypothetical	0.65%	$1,000.00	$1,021.53	$3.26

Class B	Actual	0.90%	$1,000.00	$912.70	$4.27
	Hypothetical	0.90%	$1,000.00	$1,020.27	$4.51

Class E	Actual	0.80%	$1,000.00	$913.69	$3.80
	Hypothetical	0.80%	$1,000.00	$1,020.77	$4.01

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-3

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—99.8% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—3.8%
General Dynamics Corp.	80,000	$4,684,800
L-3 Communications Holdings, Inc.	210,000	14,876,400
Northrop Grumman Corp.	330,000	17,965,200
Raytheon Co.	310,000	15,000,900
The Boeing Co.	60,000	3,765,000

		56,292,300

Auto Components—0.8%
Autoliv, Inc. (a)	180,000	8,613,000
TRW Automotive Holdings Corp. (b)	130,000	3,584,100

		12,197,100

Chemicals—4.4%
Albemarle Corp.	70,000	2,779,700
Ashland, Inc.	260,000	12,069,200
Cabot Corp.	120,000	2,893,200
E. I. du Pont de Nemours & Co.	590,000	20,408,100
Huntsman Corp.	790,000	6,849,300
PPG Industries, Inc.	280,000	16,914,800
Valspar Corp. (a)	70,000	2,108,400

		64,022,700

Commercial Banks—0.4%
Wells Fargo & Co.	200,000	5,120,000

Commercial Services & Supplies—0.2%
Avery Dennison Corp.	20,000	642,600
Cintas Corp.	120,000	2,876,400

		3,519,000

Computers & Peripherals—3.1%
SanDisk Corp. (b)	340,000	14,303,800
Seagate Technology (b)	1,170,000	15,256,800
Western Digital Corp. (b)	540,000	16,286,400

		45,847,000

Construction & Engineering—0.7%
URS Corp.	250,000	9,837,500

Consumer Finance—1.8%
Capital One Financial Corp.	480,000	19,344,000
SLM Corp. (b)	620,000	6,441,800

		25,785,800

Containers & Packaging—1.0%
Sealed Air Corp.	270,000	5,324,400
Sonoco Products Co.	150,000	4,572,000
Temple-Inland, Inc.	260,000	5,374,200

		15,270,600

Diversified Consumer Services—0.5%
H&R Block, Inc.	460,000	7,217,400

Security Description	Shares	Value*

Diversified Financial Services—7.2%
Bank of America Corp.	3,810,000	$54,749,700
Citigroup, Inc. (b)	9,770,000	36,735,200
JPMorgan Chase & Co.	310,000	11,349,100
The NASDAQ OMX Group, Inc. (b)	200,000	3,556,000

		106,390,000

Diversified Telecommunication Services —3.3%
AT&T, Inc.	460,000	11,127,400
Verizon Communications, Inc.	1,320,000	36,986,400

		48,113,800

Electric Utilities—1.2%
Edison International	570,000	18,080,400

Electrical Equipment—1.1%
General Cable Corp. (a) (b)	220,000	5,863,000
Thomas & Betts Corp. (b)	300,000	10,410,000

		16,273,000

Electronic Equipment, Instruments & Components—1.0%
Arrow Electronics, Inc. (b)	110,000	2,458,500
Tech Data Corp. (b)	310,000	11,042,200
Vishay Intertechnology, Inc. (b)	220,000	1,702,800

		15,203,500

Energy Equipment & Services—4.2%
Nabors Industries, Ltd. (b)	830,000	14,624,600
National Oilwell Varco, Inc.	500,000	16,535,000
Rowan Cos., Inc. (a) (b)	570,000	12,505,800
Tidewater, Inc.	323,000	12,506,560
Unit Corp. (b)	120,000	4,870,800

		61,042,760

Food & Staples Retailing—1.5%
Safeway, Inc.	890,000	17,497,400
SUPERVALU, Inc.	440,000	4,769,600

		22,267,000

Food Products—3.9%
ConAgra Foods, Inc.	720,000	16,790,400
Del Monte Foods Co.	1,090,000	15,685,100
Sara Lee Corp. (a)	1,110,000	15,651,000
Tyson Foods, Inc.	580,000	9,506,200

		57,632,700

Gas Utilities—0.9%
Atmos Energy Corp.	460,000	12,438,400

Health Care Providers & Services—11.1%
Aetna, Inc.	660,000	17,410,800
AmerisourceBergen Corp.	500,000	15,875,000
Cardinal Health, Inc.	520,000	17,477,200
Community Health Systems, Inc. (b)	410,000	13,862,100

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Providers & Services—(Continued)
Coventry Health Care, Inc. (b)	400,000	$7,072,000
Health Net, Inc. (b)	220,000	5,361,400
Humana, Inc. (b)	350,000	15,984,500
McKesson Corp.	270,000	18,133,200
Omnicare, Inc.	335,000	7,939,500
UnitedHealth Group, Inc.	860,000	24,424,000
WellPoint, Inc. (b)	400,000	19,572,000

		163,111,700

Hotels, Restaurants & Leisure—0.4%
Wyndham Worldwide Corp.	270,000	5,437,800

Household Durables—1.4%
D.R. Horton, Inc. (a)	720,000	7,077,600
Whirlpool Corp.	160,000	14,051,200

		21,128,800

Household Products—0.9%
The Procter & Gamble Co.	230,000	13,795,400

Independent Power Producers & Energy Traders—0.4%
Constellation Energy Group, Inc.	190,000	6,127,500

Industrial Conglomerates—1.5%
General Electric Co.	1,490,000	21,485,800

Insurance—9.5%
American Financial Group, Inc.	574,000	15,681,680
Assurant, Inc.	110,000	3,817,000
Axis Capital Holdings, Ltd.	290,000	8,618,800
Berkshire Hathaway, Inc. (Class B) (b)	100,000	7,969,000
Genworth Financial, Inc. (Class A) (b)	710,000	9,279,700
HCC Insurance Holdings, Inc.	590,000	14,608,400
Lincoln National Corp.	350,000	8,501,500
Loews Corp.	390,000	12,990,900
Prudential Financial, Inc.	330,000	17,707,800
RenaissanceRe Holdings, Ltd.	160,000	9,003,200
Torchmark Corp.	70,000	3,465,700
Unum Group	780,000	16,926,000
XL Group plc	670,000	10,726,700

		139,296,380

Internet & Catalog Retail—0.7%
Expedia, Inc.	310,000	5,821,800
Liberty Media Interactive (Series A) (b)	480,000	5,040,000

		10,861,800

IT Services—0.2%
Amdocs, Ltd. (b)	120,000	3,222,000

Machinery—2.2%
AGCO Corp. (b)	130,000	3,506,100
Eaton Corp.	250,000	16,360,000
Parker Hannifin Corp.	100,000	5,546,000
SPX Corp.	50,000	2,640,500
Trinity Industries, Inc. (a)	260,000	4,607,200

		32,659,800

Security Description	Shares	Value*

Media—0.7%
Gannett Co., Inc.	400,000	$5,384,000
Liberty Global, Inc. (Series A) (b)	160,000	4,158,400

		9,542,400

Metals & Mining—1.5%
Freeport-McMoRan Copper & Gold, Inc.	230,000	13,599,900
Reliance Steel & Aluminum Co.	250,000	9,037,500

		22,637,400

Multi-Utilities—1.7%
CMS Energy Corp.	750,000	10,987,500
DTE Energy Co.	230,000	10,490,300
Integrys Energy Group, Inc. (a)	90,000	3,936,600

		25,414,400

Multiline Retail—2.0%
J.C. Penney Co., Inc.	630,000	13,532,400
Macy’s, Inc.	920,000	16,468,000

		30,000,400

Oil, Gas & Consumable Fuels—9.6%
Chevron Corp.	750,000	50,895,000
Cimarex Energy Co.	110,000	7,873,800
ConocoPhillips	550,000	26,999,500
Hess Corp.	80,000	4,027,200
Marathon Oil Corp.	620,000	19,275,800
Southern Union Co.	70,000	1,530,200
Spectra Energy Corp.	460,000	9,232,200
The Williams Cos., Inc.	880,000	16,086,400
Whiting Petroleum Corp. (b)	70,000	5,489,400

		141,409,500

Paper & Forest Products—1.2%
International Paper Co.	660,000	14,935,800
MeadWestvaco Corp.	120,000	2,664,000

		17,599,800

Pharmaceuticals—5.5%
Bristol-Myers Squibb Co.	850,000	21,199,000
Eli Lilly & Co.	670,000	22,445,000
Endo Pharmaceuticals Holdings, Inc. (b)	498,000	10,866,360
Forest Laboratories, Inc. (b)	550,000	15,086,500
Johnson & Johnson	120,000	7,087,200
King Pharmaceuticals, Inc. (b)	330,000	2,504,700
Pfizer, Inc.	110,000	1,568,600

		80,757,360

Road & Rail—0.6%
Ryder System, Inc.	200,000	8,046,000

Semiconductors & Semiconductor Equipment—2.7%
Intel Corp.	1,260,000	24,507,000
Micron Technology, Inc. (b)	1,870,000	15,876,300

		40,383,300

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Software—1.0%
CA Technologies	770,000	$14,168,000

Specialty Retail—2.9%
Foot Locker, Inc.	190,000	2,397,800
GameStop Corp. (Class A) (b)	510,000	9,582,900
Ltd. Brands, Inc.	680,000	15,007,600
Signet Jewelers, Ltd. (b)	40,000	1,100,000
The Gap, Inc.	780,000	15,178,800

		43,267,100

Tobacco—0.3%
Lorillard, Inc.	50,000	3,599,000

Trading Companies & Distributors—0.3%
WESCO International, Inc. (a) (b)	130,000	4,377,100

Wireless Telecommunication Services—0.5%
Sprint Nextel Corp. (b)	1,680,000	7,123,200
United States Cellular Corp. (b)	10,000	411,500

		7,534,700

Total Common Stock (Identified Cost $1,490,171,656)		1,468,414,400

Short Term Investments—0.4%
Security Description	Shares/Par Amount	Value*

Mutual Funds—0.0%
State Street Navigator Securities Lending Prime Portfolio (c)	365,764	$365,764

Repurchase Agreement—0.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/10 at 0.000% to be repurchased at $6,277,000 on 07/01/10, collateralized by $5,470,000 Federal Home Loan Bank due 07/15/36 with a value of $6,406,738.	$6,277,000	6,277,000

Total Short Term Investments (Identified Cost $6,642,764)		6,642,764

Total Investments—100.2% (Identified Cost $1,496,814,420) (d)		1,475,057,164
Liabilities in excess of other assets		(3,606,852)

Net Assets—100.0%		$1,471,450,312

(a)	All or a portion of the security was on loan. As of June 30, 2010, the market value of securities loaned was $353,207 and the collateral received consisted of cash in the amount of $365,764. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2010 was $1,496,813,658 and the composition of unrealized appreciation and depreciation of investment securities was $79,385,118 and $ (101,141,612), respectively.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between level 1 and level 2 deemed significant (greater than 10% of total assets), if any, will be disclosed following the valuation table below. For the period ended June 30, 2010, there were no transfers between levels 1 and 2. For information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value of the Portfolio’s investments as of June 30, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$1,468,414,400	$—	$—	$1,468,414,400
Short Term Investments
Mutual Funds	365,764	—	—	365,764
Repurchase Agreement	—	6,277,000	—	6,277,000
Total Short Term Investments	365,764	6,277,000	—	6,642,764
Total Investments	$1,468,780,164	$6,277,000	$—	$1,475,057,164

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Statement of Assets & Liabilities

June 30, 2010 (Unaudited)

Assets
Investments at value (a)(b)		$1,475,057,164
Cash		910
Receivable for:
Securities sold		152,806,603
Fund shares sold		672,752
Accrued interest and dividends		1,464,850

Total Assets		1,630,002,279
Liabilities
Payable for:
Securities purchased	$157,049,251
Fund shares redeemed	199,361
Collateral for securities loaned	365,764
Accrued expenses:
Management fees	811,653
Distribution and service fees	41,520
Deferred directors’ fees	8,168
Other expenses	76,250

Total Liabilities		158,551,967

Net Assets		$1,471,450,312

Net assets consists of:
Paid in surplus		$1,567,943,236
Undistributed net investment income		12,782,422
Accumulated net realized losses		(87,518,090)
Unrealized depreciation on investments		(21,757,256)

Net Assets		$1,471,450,312

Net Assets
Class A		$1,261,611,961
Class B		161,494,961
Class E		48,343,390

Capital Shares (Authorized) Outstanding
Class A (220,000,000)		147,250,296
Class B (35,000,000)		18,924,088
Class E (15,000,000)		5,654,904

Net Asset Value, Offering and Redemption Price Per Share
Class A		$8.57
Class B		8.53
Class E		8.55

(a)	Identified cost of investments was $1,496,814,420.
(b)	Includes securities on loan with a value of $353,207.

Statement of Operations

Six months ended June 30, 2010 (Unaudited)

Investment Income
Dividends		$18,954,284
Interest (a)		262,592

		19,216,876
Expenses
Management fees	$5,712,429
Distribution and service fees—Class B	219,326
Distribution and service fees—Class E	41,524
Directors’ fees and expenses	19,782
Custodian and accounting	63,595
Audit and tax services	15,900
Legal	2,309
Shareholder reporting	63,168
Insurance	18,019
Miscellaneous	9,119

Total expenses		6,165,171

Net Investment Income		13,051,705

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	127,877,701
Futures contracts	1,108,617	128,986,318

Net change in unrealized depreciation on:
Investments		(253,254,894)

Net realized and unrealized loss		(124,268,576)

Net Decrease in Net Assets From Operations		$(111,216,871)

(a)	Includes income on securities loaned of $262,334.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$13,051,705	$20,096,265
Net realized gain (loss)	128,986,318	(80,162,841)
Net change in unrealized appreciation (depreciation)	(253,254,894)	350,302,487

Increase (decrease) in net assets from operations	(111,216,871)	290,235,911

From Distributions to Shareholders
Net investment income
Class A	(18,158,360)	(5,593,229)
Class B	(1,486,975)	(1,861,956)
Class E	(514,413)	(832,423)

Total distributions	(20,159,748)	(8,287,608)

Increase (decrease) in net assets from capital share transactions	(299,058,728)	1,080,007,481

Total increase (decrease) in net assets	(430,435,347)	1,361,955,784

Net Assets
Beginning of the period	1,901,885,659	539,929,875

End of the period	$1,471,450,312	$1,901,885,659

Undistributed Net Investment Income
End of the period	$12,782,422	$19,890,465

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	15,744,919	$154,972,037	140,753,502	$1,100,923,202
Reinvestments	1,792,533	18,158,360	749,763	5,593,229
Redemptions	(46,914,815)	(473,211,757)	(4,757,510)	(40,259,266)

Net increase (decrease)	(29,377,363)	$(300,081,360)	136,745,755	$1,066,257,165

Class B
Sales	1,575,176	$15,000,786	5,034,048	$40,215,939
Reinvestments	147,371	1,486,975	250,263	1,861,956
Redemptions	(1,192,171)	(11,347,943)	(2,502,229)	(20,908,676)

Net increase	530,376	$5,139,818	2,782,082	$21,169,219

Class E
Sales	233,401	$2,212,557	868,452	$6,973,549
Reinvestments	50,882	514,413	111,735	832,423
Redemptions	(717,194)	(6,844,156)	(1,869,058)	(15,224,875)

Net decrease	(432,911)	$(4,117,186)	(888,871)	$(7,418,903)

Increase (decrease) derived from capital share transactions		$(299,058,728)		$1,080,007,481

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$9.46		$8.66	$13.61	$13.81	$12.56	$12.11

Income (Loss) From Investment Operations
Net investment income	0.07	(a)	0.14 (a)	0.16 (a)	0.15 (a)	0.20	0.19
Net realized and unrealized gain (loss) on investments	(0.86)		0.80	(4.82)	0.33	2.10	0.51

Total from investment operations	(0.79)		0.94	(4.66)	0.48	2.30	0.70

Less Distributions
Distributions from net investment income	(0.10)		(0.14)	(0.10)	(0.14)	(0.18)	(0.12)
Distributions from net realized capital gains	0.00		0.00	(0.19)	(0.54)	(0.87)	(0.13)

Total distributions	(0.10)		(0.14)	(0.29)	(0.68)	(1.05)	(0.25)

Net Asset Value, End of Period	$8.57		$9.46	$8.66	$13.61	$13.81	$12.56

Total Return (%)	(8.50	)(b)	11.21	(34.90)	3.39	19.32	5.98

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	(c)	0.67	0.72	0.74	0.84	0.85
Net ratio of expenses to average net assets (%) (d)	N/A		N/A	N/A	N/A	0.82	0.83
Ratio of net investment income to average net assets (%)	1.46	(c)	1.61	1.42	1.10	1.69	1.59
Portfolio turnover rate (%)	134	(c)	113	85	66	96	109
Net assets, end of period (in millions)	$1,261.61		$1,671.22	$345.23	$370.87	$48.18	$38.85

	Class B
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$9.42		$8.61	$13.55	$13.75	$12.50	$12.07

Income (Loss) From Investment Operations
Net investment income	0.06	(a)	0.12 (a)	0.13 (a)	0.11 (a)	0.14	0.13
Net realized and unrealized gain (loss) on investments	(0.87)		0.80	(4.81)	0.34	2.13	0.53

Total from investment operations	(0.81)		0.92	(4.68)	0.45	2.27	0.66

Less Distributions
Distributions from net investment income	(0.08)		(0.11)	(0.07)	(0.11)	(0.15)	(0.10)
Distributions from net realized capital gains	0.00		0.00	(0.19)	(0.54)	(0.87)	(0.13)

Total distributions	(0.08)		(0.11)	(0.26)	(0.65)	(1.02)	(0.23)

Net Asset Value, End of Period	$8.53		$9.42	$8.61	$13.55	$13.75	$12.50

Total Return (%)	(8.73	)(b)	11.05	(35.11)	3.13	19.13	5.56

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	(c)	0.92	0.97	0.99	1.09	1.10
Net ratio of expenses to average net assets (%) (d)	N/A		N/A	N/A	N/A	1.07	1.08
Ratio of net investment income to average net assets (%)	1.21	(c)	1.41	1.15	0.78	1.46	1.38
Portfolio turnover rate (%)	134	(c)	113	85	66	96	109
Net assets, end of period (in millions)	$161.49		$173.22	$134.47	$164.38	$111.01	$36.73

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$9.44		$8.63	$13.58	$13.77	$12.52	$12.08

Income (Loss) From Investment Operations
Net investment income	0.06	(a)	0.13 (a)	0.14 (a)	0.12 (a)	0.14	0.18
Net realized and unrealized gain (loss) on investments	(0.86)		0.80	(4.82)	0.35	2.14	0.49

Total from investment operations	(0.80)		0.93	(4.68)	0.47	2.28	0.67

Less Distributions
Distributions from net investment income	(0.09)		(0.12)	(0.08)	(0.12)	(0.16)	(0.10)
Distributions from net realized capital gains	0.00		0.00	(0.19)	(0.54)	(0.87)	(0.13)

Total distributions	(0.09)		(0.12)	(0.27)	(0.66)	(1.03)	(0.23)

Net Asset Value, End of Period	$8.55		$9.44	$8.63	$13.58	$13.77	$12.52

Total Return (%)	(8.63	)(b)	11.18	(35.04)	3.27	19.20	5.69

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80	(c)	0.82	0.87	0.89	0.99	1.00
Net ratio of expenses to average net assets (%) (d)	N/A		N/A	N/A	N/A	0.97	0.98
Ratio of net investment income to average net assets (%)	1.31	(c)	1.55	1.20	0.87	1.55	1.44
Portfolio turnover rate (%)	134	(c)	113	85	66	96	109
Net assets, end of period (in millions)	$48.34		$57.45	$60.23	$111.40	$109.92	$58.27

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets in prior years includes the effect of broker commission recapture credits.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The BlackRock Large Cap Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Financial futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to capital loss carryforwards, post October loss deferral and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2010	% per Annum	Average daily net assets
$5,712,429	0.700%	Of the first $250 million
	0.650%	Of the next $500 million
	0.600%	On amounts in excess of $750 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife Advisers is an affiliate of MetLife and MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2010 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$1,187,168,724	$0	$1,488,510,465

5.	DERIVATIVE INSTRUMENTS

Authoritative accounting guidance requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Future contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

During the six months ended June 30, 2010, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 26 through April 29, 2010, the Portfolio had $337,911,135 in equity index futures contracts exposure. At June 30, 2010, the Portfolio did not have any open futures contacts. For the six months ended June 30, 2010, the Portfolio had realized gains in the amount of $1,108,617 which is shown under net realized gain on futures contracts in the Statement of Operations.

6.	MARKET, CREDIT AND COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts it’s exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$8,287,608	$4,347,746	$—	$9,425,592	$—	$—	$8,287,608	$13,773,338

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$19,894,540	$—	$198,954,995	$(112,866,726)	$105,982,809

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future realized capital gains. As of December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$45,289,854	$67,576,872	$112,866,726

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$(71,095,039)

8.	RECENT ACCOUNTING PRONOUNCEMENT

The Portfolio adopted Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”, effective March 31, 2010. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

9.	SUBSEQUENT EVENTS

Management completed an evaluation of the impact of all subsequent events on the Portfolio’s financial statements and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

MSF-17

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-18

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2010, the Class A, B, and E shares of the BlackRock Legacy Large Cap Growth Portfolio returned -7.99%, -8.16%, and -8.07%, respectively, compared to its benchmark, the Russell 1000 Growth Index1, which returned -7.65%.

MARKET ENVIRONMENT/CONDITIONS

The recovery in corporate earnings continued during the first half of 2010, but macroeconomic concerns weighed on stock prices, causing the Russell 1000 Growth Index to decline by 7.65% during the period. Investors grew increasingly concerned about European sovereign debt in countries like Greece and Spain; a potential slowdown in Chinese growth; the massive unresolved environmental disaster in the Gulf of Mexico; and uncertainty being introduced by financial regulatory reform being debated in Washington, D.C. In addition, the Index of Leading Indicators declined.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio declined along with the Russell 1000 Growth Index during the first six months of 2010. Sector positioning contributed positively but was offset by negative stock selection, particularly in the financials sector.

Stock selection in the financials and consumer staples sectors were negative contributors to Portfolio performance during the period. Within financials, a new investment in credit rating agency Moody’s Corp. declined significantly. Congressional investigations of the company’s role in rating collateralized debt obligations, combined with the acceleration of the financial reform debate in Washington, weighed heavily on sentiment during the period. The tobacco industry delivered the strongest return of any industry within consumer staples, and our relative underinvestment in the industry was the prime reason for underperformance in consumer staples during the first six months of the year.

The Portfolio’s overweight positions in the two top-performing major sectors, consumer discretionary and industrials, added value to the Portfolio. In addition, the materials and utilities sectors within the benchmark index each declined approximately 14%, and the Portfolio’s underweights in these sectors also aided relative return.

Positive stock selection came from both the industrials and information technology (IT) sectors. In industrials, the Portfolio’s transportation-related holdings delivered the greatest benefit, led by trucking equipment manufacturers Cummins, Inc. and Paccar, Inc., and airlines Delta Air Lines, Inc. and UAL Corp. Each of these companies benefited from an industry cycle sparked by the global economic recovery. In IT, a very diverse group of stocks contributed positively, and top performers included Apple, Inc., Baidu, Inc. and Salesforce.com, Inc.

During the period, we continued to position the Portfolio very opportunistically, as our bottom-up research produced a large number of diverse investment opportunities. While macroeconomic headlines may continue to make investors nervous in the short term, our discussions with company managements give us confidence that consensus earnings estimates continue to be too low. Fundamentals across many different industries improved during the period, and during the course of the second quarter we saw valuations improve as share prices fell despite the rising earnings.

As of June 30, 2010, the Portfolio’s largest overweights relative to the Russell 1000 Growth Index were in the IT and health care sectors, while our most substantial underweights were in the energy and materials sectors.

Jeffrey Lindsey

Edward Dowd

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2010

	6 Months	1 Year	5 Year	10 Year	Since Inception[2]
BlackRock Legacy Large Cap Growth Portfolio
Class A	-7.99	14.44	1.53	-2.77	—
Class B	-8.16	14.11	1.27	—	4.59
Class E	-8.07	14.25	1.38	—	- 1.13
Russell 1000 Growth Index	-7.65	13.62	0.38	-5.14	—

1 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

2 Inception dates of the Class A, Class B, and Class E shares are 10/31/94, 7/30/02 and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2010

Top Holdings

% of Net Assets
Apple, Inc.	6.4
Microsoft Corp.	4.7
Hewlett-Packard Co.	2.8
Danaher Corp.	2.7
The Procter & Gamble Co.	2.6
Amazon.com, Inc.	2.5
The Coca-Cola Co.	2.4
Abbott Laboratories	2.2
Express Scripts, Inc.	2.2
Salesforce.com, Inc.	2.1

Top Sectors

% of Net Assets
Information Technology	34.8
Consumer Discretionary	15.0
Industrials	14.5
Healthcare	14.3
Consumer Staples	9.4
Energy	4.4
Financials	4.2
Materials	2.5
Telecommunications	0.7

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 through June 30, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Legacy Large Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses paid during period* January 1, 2010 to June 30, 2010
Class A(a)	Actual	0.75%	$1,000.00	$920.14	$3.57
	Hypothetical	0.75%	$1,000.00	$1,021.02	$3.76

Class B(a)	Actual	1.00%	$1,000.00	$918.37	$4.76
	Hypothetical	1.00%	$1,000.00	$1,019.77	$5.01

Class E(a)	Actual	0.90%	$1,000.00	$919.26	$4.28
	Hypothetical	0.90%	$1,000.00	$1,020.27	$4.51

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—99.8% of Net Assets

Security Description	Shares	Value*

Air Freight & Logistics—2.0%
United Parcel Service, Inc. (Class B)	245,200	$13,949,428

Airlines—2.7%
Delta Air Lines, Inc. (a)	1,175,500	13,812,125
UAL Corp. (a) (b)	244,500	5,026,920

		18,839,045

Beverages—2.4%
The Coca-Cola Co.	328,597	16,469,282

Biotechnology—1.0%
Amgen, Inc. (a)	135,100	7,106,260

Building Products—0.4%
Masco Corp.	256,600	2,761,016

Chemicals—0.8%
Ecolab, Inc.	128,500	5,770,935

Commercial Banks—1.4%
Wells Fargo & Co.	380,400	9,738,240

Communications Equipment—3.1%
Cisco Systems, Inc. (a)	616,237	13,132,010
F5 Networks, Inc. (a)	120,800	8,283,256

		21,415,266

Computers & Peripherals—11.9%
Apple, Inc. (a)	176,317	44,349,015
Hewlett-Packard Co.	439,900	19,038,872
NetApp, Inc. (a)	370,800	13,834,548
Seagate Technology (a)	396,500	5,170,360

		82,392,795

Consumer Finance—0.5%
American Express Co.	89,700	3,561,090

Diversified Financial Services—2.3%
JPMorgan Chase & Co.	166,400	6,091,904
Moody’s Corp. (b)	484,100	9,643,272

		15,735,176

Energy Equipment & Services—1.5%
Schlumberger, Ltd.	181,893	10,065,959

Food & Staples Retailing—3.2%
Wal-Mart Stores, Inc.	297,456	14,298,710
Whole Foods Market, Inc. (a)	204,900	7,380,498

		21,679,208

Health Care Equipment & Supplies—1.5%
Zimmer Holdings, Inc. (a)	193,500	10,458,675

Security Description	Shares	Value*

Health Care Providers & Services—3.5%
Express Scripts, Inc. (a)	318,400	$14,971,168
Lincare Holdings, Inc. (a)	279,600	9,089,796

		24,060,964

Health Care Technology—1.3%
Cerner Corp. (a) (b)	116,300	8,826,007

Hotels, Restaurants & Leisure—5.1%
Ctrip.com International, Ltd. (ADR)	151,900	5,705,364
Darden Restaurants, Inc.	138,900	5,396,265
Las Vegas Sands Corp. (a) (b)	424,780	9,404,629
Starbucks Corp.	356,600	8,665,380
Starwood Hotels & Resorts Worldwide, Inc. (b)	143,110	5,929,048

		35,100,686

Household Durables—0.7%
Whirlpool Corp.	56,100	4,926,702

Household Products—2.6%
The Procter & Gamble Co.	302,600	18,149,948

Internet & Catalog Retail—3.4%
Amazon.com, Inc. (a)	154,000	16,826,040
NetFlix, Inc. (a)	58,900	6,399,485

		23,225,525

Internet Software & Services—3.5%
Baidu, Inc. (ADR) (a)	137,600	9,367,808
Google, Inc. (Class A) (a)	32,755	14,574,337

		23,942,145

IT Services—0.7%
Cognizant Technology Solutions Corp. (Class A) (a) (b)	101,400	5,076,084

Life Sciences Tools & Services—3.8%
Covance, Inc. (a) (b)	238,700	12,250,084
Illumina, Inc. (a)	158,800	6,912,564
Life Technologies Corp. (a)	150,400	7,106,400

		26,269,048

Machinery—8.4%
Cummins, Inc.	170,000	11,072,100
Danaher Corp.	504,200	18,715,904
Joy Global, Inc.	272,600	13,654,534
PACCAR, Inc. (b)	366,100	14,596,407

		58,038,945

Media—2.0%
CBS Corp. (Class B)	633,210	8,187,405
Comcast Corp. (Class A)	333,200	5,787,684

		13,975,089

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Metals & Mining—1.7%
Agnico-Eagle Mines, Ltd.	51,900	$3,154,482
Freeport-McMoRan Copper & Gold, Inc.	61,025	3,608,408
United States Steel Corp. (b)	118,500	4,568,175

		11,331,065

Multiline Retail—1.8%
Kohl’s Corp. (a)	258,822	12,294,045

Oil, Gas & Consumable Fuels—3.0%
EOG Resources, Inc.	149,700	14,725,989
Massey Energy Co. (b)	211,100	5,773,585

		20,499,574

Personal Products—1.2%
Avon Products, Inc.	321,900	8,530,350

Pharmaceuticals—3.2%
Abbott Laboratories	322,900	15,105,262
Teva Pharmaceutical Industries, Ltd. (ADR)	136,700	7,107,033

		22,212,295

Professional Services—0.9%
Manpower, Inc.	148,600	6,416,548

Semiconductors & Semiconductor Equipment—5.7%
Altera Corp.	280,900	6,969,129
Broadcom Corp.	241,500	7,962,255
Cree, Inc. (a) (b)	76,900	4,616,307
Intel Corp.	177,500	3,452,375
Lam Research Corp. (a)	203,266	7,736,304
Micron Technology, Inc. (a)	1,018,600	8,647,914

		39,384,284

Software—9.9%
Check Point Software Technologies, Ltd. (a)	338,220	9,970,726
Microsoft Corp.	1,396,200	32,126,562
Oracle Corp.	311,000	6,674,060
Salesforce.com, Inc. (a) (b)	172,458	14,800,345
VMware, Inc. (a) (b)	74,200	4,644,178

		68,215,871

Specialty Retail—2.0%
CarMax, Inc. (a) (b)	240,600	4,787,940
Home Depot, Inc.	316,700	8,889,769

		13,677,709

Security Description	Shares	Value*

Wireless Telecommunication Services—0.7%
NII Holdings, Inc. (a)	143,300	$4,660,116

Total Common Stock (Identified Cost $623,192,323)		688,755,375

Short Term Investments—3.3%
Security Description	Shares/Par Amount	Value*

Mutual Funds—3.0%
State Street Navigator Securities Lending Prime Portfolio (c)	20,247,373	20,247,373

Repurchase Agreement—0.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/10 at 0.000% to be repurchased at $2,266,000 on 07/01/10, collateralized by $2,280,000 Federal National Mortgage Association due 12/17/18 with a value of $2,314,200.	$2,266,000	2,266,000

Total Short Term Investments (Identified Cost $22,513,373)		22,513,373

Total Investments—103.1% (Identified Cost $645,705,696) (d)		711,268,748
Liabilities in excess of other assets		(21,121,632)

Net Assets—100.0%		$690,147,116

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of June 30, 2010, the market value of securities loaned was $19,595,868 and the collateral received consisted of cash in the amount of $20,247,373. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2010 was $645,705,696 and the composition of unrealized appreciation and depreciation of investment securities was $89,051,811 and $(23,488,759), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between level 1 and level 2 deemed significant (greater than 10% of total assets), if any, will be disclosed following the valuation table below. For the period ended June 30, 2010, there were no transfers between levels 1 and 2. For information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value of the Portfolio’s investments as of June 30, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock *	$688,755,375	$—	$—	$688,755,375
Short Term Investments
Mutual Funds	20,247,373	—	—	20,247,373
Repurchase Agreement	—	2,266,000	—	2,266,000
Total Short Term Investments	20,247,373	2,266,000	—	22,513,373
Total Investments	$709,002,748	$2,266,000	$—	$711,268,748

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Statement of Assets & Liabilities

June 30, 2010 (Unaudited)

Assets
Investments at value (a) (b)		$711,268,748
Cash		18
Receivable for:
Fund shares sold		493,213
Accrued interest and dividends		295,920
Foreign taxes		6,835

Total Assets		712,064,734
Liabilities
Payable for:
Fund shares redeemed	968,286
Foreign taxes	1,557
Collateral for securities loaned	20,247,373
Accrued expenses:
Management fees	434,699
Distribution and service fees	28,211
Deferred directors’ fees	23,590
Other expenses	213,902

Total Liabilities		21,917,618

Net Assets		$690,147,116

Net assets consists of:
Paid in surplus		$1,027,663,622
Undistributed net investment income		684,355
Accumulated net realized losses		(403,767,550)
Unrealized appreciation on investments		65,566,689

Net Assets		$690,147,116

Net Assets
Class A		$544,805,715
Class B		102,746,358
Class E		42,595,043

Capital Shares (Authorized) Outstanding
Class A (45,000,000)		25,846,385
Class B (10,000,000)		4,952,353
Class E (5,000,000)		2,036,910

Net Asset Value, Offering and Redemption Price Per Share
Class A		$21.08
Class B		20.75
Class E		20.91

(a)	Identified cost of investments was $645,705,696.
(b)	Includes securities on loan with a value of $19,595,868.

Statement of Operations

Six months ended June 30, 2010 (Unaudited)

Investment Income
Dividends (a)		$3,671,482
Interest (b)		73,183

		3,744,665
Expenses
Management fees	$2,809,007
Distribution and service fees—Class B	138,592
Distribution and service fees—Class E	35,709
Directors’ fees and expenses	19,769
Custodian and accounting	22,621
Audit and tax services	25,900
Legal	1,976
Shareholder reporting	56,775
Insurance	5,097
Miscellaneous	11,736

Total expenses	3,127,182
Less broker commission recapture	(87,817)
Management fee waivers	(59,007)	2,980,358

Net Investment Income		764,307

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments		13,721,893
Net change in unrealized depreciation on:
Investments		(75,136,459)

Net realized and unrealized loss		(61,414,566)

Net Decrease in Net Assets From Operations		$(60,650,259)

(a)	Net of foreign taxes of $6,556.
(b)	Includes income on securities loaned of $55,943.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$764,307	$2,176,401
Net realized gain (loss)	13,721,893	(32,154,064)
Net change in unrealized appreciation (depreciation)	(75,136,459)	235,780,664

Increase (decrease) in net assets from operations	(60,650,259)	205,803,001

From Distributions to Shareholders
Net investment income
Class A	(1,429,773)	(1,507,859)
Class B	(35,058)	(255,318)
Class E	(52,095)	(146,900)

Total distributions	(1,516,926)	(1,910,077)

Increase (decrease) in net assets from capital share transactions	(41,605,614)	286,566,032

Total increase (decrease) in net assets	(103,772,799)	490,458,956

Net Assets
Beginning of the period	793,919,915	303,460,959

End of the period	$690,147,116	$793,919,915

Undistributed Net Investment Income
End of the period	$684,355	$1,436,974

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	699,494	$16,188,251	1,521,525	$28,920,520
Shares issued through acquisition	0	0	17,880,744	313,985,866
Reinvestments	58,263	1,429,773	88,438	1,507,859
Redemptions	(2,485,876)	(57,200,658)	(4,291,904)	(82,946,191)

Net increase (decrease)	(1,728,119)	$(39,582,634)	15,198,803	$261,468,054

Class B
Sales	709,379	$16,143,559	1,404,508	$25,725,529
Shares issued through acquisition	0	0	408,724	7,070,929
Reinvestments	1,451	35,058	15,197	255,318
Redemptions	(712,578)	(15,753,849)	(703,593)	(13,070,408)

Net increase (decrease)	(1,748)	$424,768	1,124,836	$19,981,368

Class E
Sales	126,473	$2,885,347	271,542	$5,131,366
Shares issued through acquisition	0	0	601,252	10,479,817
Reinvestments	2,139	52,095	8,682	146,900
Redemptions	(234,766)	(5,385,190)	(564,983)	(10,641,473)

Net increase (decrease)	(106,154)	$(2,447,748)	316,493	$5,116,610

Increase (decrease) derived from capital share transactions		$(41,605,614)		$286,566,032

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007		2006	2005
Net Asset Value, Beginning of Period	$22.96		$16.91	$26.74	$22.57		$21.70	$20.37

Income (Loss) From Investment Operations
Net investment income	0.03	(a)	0.08 (a)	0.10 (a)	0.09	(a)	0.06	0.04
Net realized and unrealized gain (loss) on investments	(1.86)		6.10	(9.83)	4.13		0.84	1.37

Total from investment operations	(1.83)		6.18	(9.73)	4.22		0.90	1.41

Less Distributions
Distributions from net investment income	(0.05)		(0.13)	(0.10)	(0.05)		(0.03)	(0.08)

Total distributions	(0.05)		(0.13)	(0.10)	(0.05)		(0.03)	(0.08)

Net Asset Value, End of Period	$21.08		$22.96	$16.91	$26.74		$22.57	$21.70

Total Return (%)	(7.99	)(b)	36.79	(36.51)	18.72		4.13	7.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	(c)	0.83	0.78	0.79		0.81	0.80
Net ratio of expenses to average net assets (%) (d)	0.73	(c)	0.78	0.76	0.76		0.76	0.76
Ratio of net investment income to average net assets (%)	0.25	(c)	0.42	0.44	0.37		0.24	0.15
Portfolio turnover rate (%)	68	(c)	84	74	99		104	76
Net assets, end of period (in millions)	$544.81		$633.21	$209.25	$390.69		$401.40	$468.53

	Class B
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007		2006	2005
Net Asset Value, Beginning of Period	$22.59		$16.61	$26.28	$22.19		$21.36	$20.04

Income (Loss) From Investment Operations
Net investment income (loss)	(0.00	)(a)(e)	0.03 (a)	0.05 (a)	0.03	(a)	0.00	(0.03)
Net realized and unrealized gain (loss) on investments	(1.83)		6.01	(9.68)	4.06		0.83	1.38

Total from investment operations	(1.83)		6.04	(9.63)	4.09		0.83	1.35

Less Distributions
Distributions from net investment income	(0.01)		(0.06)	(0.04)	0.00		0.00	(0.03)

Total distributions	(0.01)		(0.06)	(0.04)	0.00		0.00	(0.03)

Net Asset Value, End of Period	$20.75		$22.59	$16.61	$26.28		$22.19	$21.36

Total Return (%)	(8.16	)(b)	36.50	(36.69)	18.43		3.89	6.75

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.02	(c)	1.08	1.03	1.04		1.06	1.05
Net ratio of expenses to average net assets (%) (d)	0.98	(c)	1.03	1.01	1.01		1.01	1.01
Ratio of net investment income (loss) to average net assets (%)	(0.02	)(c)	0.18	0.22	0.12		0.00	(0.10)
Portfolio turnover rate (%)	68	(c)	84	74	99		104	76
Net assets, end of period (in millions)	$102.75		$111.90	$63.61	$71.84		$43.33	$36.80

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$22.77		$16.75	$26.50	$22.37	$21.51	$20.19

Income (Loss) From Investment Operations
Net investment income	0.01	(a)	0.05 (a)	0.07 (a)	0.05 (a)	0.02	0.00
Net realized and unrealized gain (loss) on investments	(1.84)		6.06	(9.75)	4.10	0.84	1.38

Total from investment operations	(1.83)		6.11	(9.68)	4.15	0.86	1.38

Less Distributions
Distributions from net investment income	(0.03)		(0.09)	(0.07)	(0.02)	0.00	(0.06)

Total distributions	(0.03)		(0.09)	(0.07)	(0.02)	0.00	(0.06)

Net Asset Value, End of Period	$20.91		$22.77	$16.75	$26.50	$22.37	$21.51

Total Return (%)	(8.07	)(b)	36.62	(36.63)	18.54	4.00	6.85

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.92	(c)	0.98	0.93	0.94	0.96	0.95
Net ratio of expenses to average net assets (%) (d)	0.88	(c)	0.93	0.91	0.91	0.91	0.91
Ratio of net investment income to average net assets (%)	0.09	(c)	0.28	0.30	0.22	0.09	0.00
Portfolio turnover rate (%)	68	(c)	84	74	99	104	76
Net assets, end of period (in millions)	$42.60		$48.80	$30.60	$50.05	$43.65	$45.16

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers and broker commission recapture credits as detailed in the Notes to Financial Statements.
(e)	Net investment loss for the period was less than $(0.01).

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The BlackRock Legacy Large Cap Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to merger transaction adjustments, capital loss carryforwards and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2010	% per Annum	Average Daily Net Assets
$2,809,007	0.730%	Of the first $1 billion
	0.650%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2010 to April 30, 2011, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per Annum Reduction	Average daily net assets
0.025%	Over $ 300 million and less than $1 billion

An identical expense agreement was in place for the period May 1, 2009 through April 30, 2010. Amounts waived for the six months ended June 30, 2010 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife Advisers is an affiliate of MetLife and MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2010 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$257,286,502	$0	$298,883,198

5.	MARKET, CREDIT AND COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts it’s exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$1,910,077	$1,672,332	$—	$—	$—	$—	$1,910,077	$1,672,332

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$1,459,856	$—	$132,221,534	$(409,007,829)	$(275,326,439)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future realized capital gains. As of December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/10	Expiring 12/31/15	Expiring 12/31/16	Expiring 12/31/17	Total
$110,044,174	$96,840,232	$155,558,760	$46,564,663	$409,007,829

The utilization of the capital loss carryforward acquired as part of a merger may be limited under Section 382 of the Internal Revenue Code.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$—

7.	ACQUISITIONS

After the close of business on May 1, 2009, the Portfolio acquired the assets and liabilities of both the Met/AIM Capital Appreciation Portfolio of the Met Investors Series Trust (the “AIM Portfolio”) and the FI Large Cap Portfolio of the Fund (the “FI Portfolio) in a tax-free reorganization in exchange for shares of the Portfolio pursuant to a certain plan of reorganization.

The Reorganization was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. The AIM Portfolio and the FI Portfolio were not expected to garner sufficient assets in order to achieve economies of scale. In addition, the Portfolio has had better long-term performance than both the AIM Portfolio and the FI Portfolio.

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

The acquisition was accomplished by a tax free exchange of: 17,880,744 Class A shares of the Portfolio for 13,737,747 Class A shares of the AIM Portfolio and 26,825,345 Class A shares of the FI Portfolio; 408,724 Class B shares of the Portfolio for 845,253 Class B shares of the FI Portfolio; and 601,252 Class E shares of the Portfolio for 1,476,663 Class E shares of the AIM Portfolio and 136,131 Class E shares of the FI Portfolio. The investment portfolio of the AIM Portfolio, with a fair value of $97,326,090 and identified cost of $101,820,018 and the investment portfolio of the FI Portfolio, with a fair value of $231,451,040 and identified cost of $245,144,454 were the principal assets acquired by the Portfolio. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from AIM Portfolio and FI Portfolio were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Portfolio acquired $68,888,402 in capital loss carryforwards and $0 in undistributed net investment income from the AIM Portfolio and $196,022,463 in capital loss carryforwards and $0 in undistributed net investment income from the FI Portfolio.

The aggregate net assets of the Portfolio, AIM Portfolio and FI Portfolio immediately before the acquisition were $311,462,750, $97,412,088 and $234,124,524, respectively. The aggregate net assets immediately after the acquisition were $642,999,362, which includes $15,676,063 of acquired net unrealized depreciation on investments. The total cost of acquired securities was $346,964,472.

Assuming the acquisition had been completed on January 1, 2009, the Portfolio’s pro-forma results of operations for the year ended December 31, 2009 are as follows:

(Unaudited)
Net Investment income	$3,030,444	(a)
Net realized and unrealized gain (loss) on investments, and foreign currency transactions	$201,898,093	(b)
Net increase (decrease) in assets from operations	$204,928,537

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the AIM Portfolio and the FI Portfolio that have been included in the Portfolio’s Statement of Operations since May 1, 2009.

(a) $2,176,401 as reported plus $314,220 AIM Portfolio pre-merger, plus $414,806 FI Portfolio pre-merger, plus $75,313 in lower Advisory fees, plus $49,704 in pro-forma eliminated other expenses.

(b) $203,626,600 as reported plus $(11,786,589) AIM Portfolio pre-merger plus $10,058,082 FI Portfolio pre-merger.

8.	RECENT ACCOUNTING PRONOUNCEMENT

The Portfolio adopted Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”, effective March 31, 2010. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

9.	SUBSEQUENT EVENTS

Management completed an evaluation of the impact of all subsequent events on the Portfolio’s financial statements and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

MSF-16

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-17

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2010, the Class A, B and E shares of the BlackRock Money Market Portfolio returned 0.00%, 0.00%, 0.00%; respectively, compared to its benchmark, the Merrill Lynch U.S. 3-Month Treasury Bill Index1 , which returned 0.05%.

MARKET ENVIRONMENT/CONDITIONS

The Federal Open Market Committee (FOMC) maintained the federal funds target rate in a range of 0.00% to 0.25% during the first half of 2010. The FOMC continued to use language stating that economic conditions are likely to warrant “exceptionally low levels of the federal funds rate for an extended period,” citing low rates of resource utilization, subdued inflation trends and stable inflation expectations. In June, the FOMC noted that economic growth remained constrained by “high unemployment, modest income growth, lower household wealth and tight credit.”

On February 23, 2010, the Securities & Exchange Commission (SEC) issued final amendments to the regulations governing money market funds. These amendments were “designed to make money market funds more resilient to certain short-term market risks, and to provide greater protections for investors in a money market fund that is unable to maintain a stable net asset value per share.” The new rules were effective on May 5, 2010, with staggered compliance dates throughout 2010 and 2011.

In May, concern about sovereign risk in certain peripheral countries within Europe contributed to an increase in financial market volatility and a rapid rise in London Interbank Offered Rate (LIBOR) settings by as much as 31 basis points (0.31%). In response to the reemergence of strains in U.S. dollar short-term funding markets in Europe, a concerted effort was made to help improve liquidity conditions. The Federal Reserve reestablished temporary U.S. dollar liquidity swap facilities with the European Central Bank (ECB). Long-term refinancing operations of various tenors were also established to provide additional liquidity to the market. The European Union, the ECB and the International Monetary Fund announced a coordinated package of financial aid totaling €750 billion. In June, the ECB further announced that it would make unlimited three-month loans available to European banks until the end of the third quarter of 2010, thereby easing liquidity concerns surrounding the July 1 expiration date for the €442 billion Long-Term Refinancing Operation. The tone of the short-term credit markets slowly improved in response to these developments. By the end of the six-month period, LIBOR settings had risen 12 to 32 basis points across the curve, and the LIBOR curve steepened to 82 basis points from 75 basis points at the end of December.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio continued to maintain a laddered portfolio structure during the six months. Available assets were primarily deployed in commercial paper and certificates of deposit due in approximately one to three months. In an effort to add incremental yield, similar obligations were purchased with maturities of approximately 30 to 90 days, with a bias toward the shorter end of that range. In the first quarter of 2010, similar obligations were purchased with maturities of approximately 180 days in an effort to add incremental yield. Yields on these investments ranged widely from 0.15% to 0.58%. In the second quarter, the Portfolio added U.S. Treasury securities and agency discount notes across various tenors to augment the quality, liquidity and diversity of the Portfolio. Such obligations were purchased with maturities of about 80 to 220 days at yields of 0.16% to 0.25%, and they comprised 27% of the Portfolio as of June 30.

The average weighted maturity of the Portfolio stood at 37 days on June 30, 2010.

Portfolio Managers

BlackRock Advisors, LLC

1 The Merrill Lynch U.S. 3-Month Treasury Bill Index is composed of a single 90-Day Treasury bill issue, or potentially a seasoned 6-month or 1-year Treasury bill issue, that is replaced on a monthly basis.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 through June 30, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Money Market Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses paid during period* January 1, 2010 to June 30, 2010
Class A(a)	Actual	0.27%	$1,000.00	$1,000.01	$1.34
	Hypothetical	0.27%	$1,000.00	$1,023.43	$1.35

Class B(a)	Actual	0.28%	$1,000.00	$1,000.00	$1.39
	Hypothetical	0.28%	$1,000.00	$1,023.38	$1.40

Class E(a)	Actual	0.30%	$1,000.00	$1,000.00	$1.49
	Hypothetical	0.30%	$1,000.00	$1,023.28	$1.50

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee and distribution & service fee waivers as described in Note 3 to the Financial Statements.

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Commercial Paper—41.9% of Net Assets

Security Description	Par Amount	Value*

Asset Backed—22.9%
Barton Capital Corp. 0.270%, 07/26/10	$33,500,000	$33,491,625
Chariot Funding, LLC
0.355%, 09/15/10	25,269,000	25,246,062
0.365%, 09/17/10	15,000,000	14,985,375
Clipper Receivables Co., LLC
0.260%, 09/07/10	15,000,000	14,985,833
0.260%, 09/14/10	40,000,000	39,958,333
Falcon Asset Securitization Co. 0.285%, 09/01/10	20,000,000	19,984,156
Grampian Funding, LLC 0.170%, 07/07/10	30,000,000	29,998,000
Jupiter Securitization Co., LLC
0.359%, 08/03/10	25,000,000	24,990,833
0.418%, 08/16/10	30,000,000	29,982,367
Manhattan Asset Funding Co., LLC
0.290%, 07/01/10	25,000,000	25,000,000
0.296%, 07/08/10	55,500,000	55,496,115
0.434%, 08/20/10	5,000,000	4,997,014
Regency Markets No. 1, LLC 0.340%, 07/26/10	30,000,000	29,992,708
Scaldis Capital, LLC 0.320%, 07/27/10	35,000,000	34,989,889
Straight-A Funding, LLC 0.368%, 08/13/10	10,000,000	9,995,222
Thunder Bay Funding, LLC 0.290%, 07/06/10	15,312,000	15,311,426
Variable Funding
0.260%, 07/06/10	35,000,000	34,998,736
0.310%, 07/20/10	20,000,000	19,997,150
0.343%, 08/06/10	16,000,000	15,993,440
0.432%, 08/27/10	15,000,000	14,990,500

		495,384,784

Asset Backed - Other—5.8%
Argento Variable Funding Co., LLC
0.290%, 07/01/10	25,000,000	25,000,000
0.340%, 07/28/10	20,000,000	19,994,450
Cancara Asset Securitization, LLC 0.340%, 07/19/10	25,000,000	24,996,125
Fairway Finance Co., LLC
0.320%, 07/19/10	30,000,000	29,995,500
0.480%, 09/08/10	25,000,000	24,977,000

		124,963,075

Commercial Banks—3.2%
Dexia Delaware, LLC
0.200%, 07/01/10	48,828,000	48,828,000
0.200%, 07/02/10	20,000,000	19,999,756

		68,827,756

Diversified Financial Services—5.0%
JPMorgan Chase & Co.
0.250%, 07/14/10	17,000,000	16,998,465
0.450%, 09/01/10	20,000,000	19,990,356

Security Description	Par Amount	Value*

Diversified Financial Services—(Continued)
Lloyds TSB Bank plc 0.344%, 08/05/10	$15,000,000	$14,995,625
Nordea North America 0.210%, 07/16/10	55,000,000	54,993,000

		106,977,446

Food Products—1.3%
Nestle Capital Corp. 0.250%, 09/21/10	28,800,000	28,780,320

Yankee—3.7%
BPCE S.A. 0.200%, 07/06/10	45,000,000	44,997,201
DnB NOR Bank ASA 0.540%, 09/28/10	20,000,000	19,976,761
Fortis Funding, LLC 0.174%, 07/08/10	15,000,000	14,999,125

		79,973,087

Total Commercial Paper (Identified Cost $904,906,468)		904,906,468

Certificate of Deposit—31.2%

Capital Markets—0.9%
State Street Bank & Trust Co. 0.290%, 07/07/10	20,000,000	20,000,000

Commercial Banks—24.3%
Banco Bilbao Vizcaya Argentina (NY) 0.365%, 07/12/10 (a)	15,000,000	15,000,643
Bank of Montreal (Chicago) 0.440%, 08/09/10 (a)	25,000,000	25,000,000
Bank of Nova Scotia (Houston)
0.250%, 07/01/10	20,000,000	20,000,000
0.470%, 09/07/10	25,000,000	25,000,000
0.395%, 10/15/10	10,000,000	9,999,853
Barclays Bank plc (NY) 0.418%, 08/18/10 (a)	14,810,000	14,810,000
BBVA S.A. (NY) 0.340%, 12/13/10 (a)	7,100,000	7,100,000
BNP Paribas S.A. (NY)
0.430%, 08/02/10 (a)	25,000,000	25,000,000
0.310%, 08/06/10 (a)	15,000,000	15,000,149
0.354%, 10/15/10	15,000,000	15,000,000
BNZ International Funding, Ltd. 0.431%, 02/04/11 (a)	15,500,000	15,500,936
Credit Agricole CIB (NY) 0.354%, 10/12/10	20,000,000	20,000,000
Mizuho Corporate Bank (NY) 0.420%, 07/07/10	30,000,000	30,000,000
National Australia Bank, Ltd. 0.420%, 08/18/10	20,000,000	20,000,000
Rabobank Nederland NV (NY) 0.350%, 01/10/11 (a)	10,000,000	10,000,000

*See accompanying notes to financial statements.

MSF-3

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Certificate of Deposit—(Continued)

Security Description	Par Amount	Value*

Commercial Banks–(Continued)
Royal Bank of Canada (NY)
0.350%, 11/12/10 (a)	$22,500,000	$22,500,000
0.337%, 11/17/10 (a)	25,000,000	25,000,000
Royal Bank of Scotland (NY) 0.380%, 07/07/10 (a)	15,000,000	15,000,000
Royal Bank of Scotland plc (CT)
0.360%, 07/21/10 (a)	25,000,000	25,000,000
0.400%, 07/26/10 (a)	20,000,000	20,000,000
Societe Generale (NY)
0.300%, 07/09/10	20,000,000	20,000,000
0.375%, 07/12/10 (a)	11,000,000	11,000,000
0.300%, 07/14/10 (a)	15,000,000	15,000,000
0.372%, 07/23/10 (a)	12,000,000	12,000,000
Svenska Handelsbanken (NY)
0.255%, 07/30/10 (a)	15,000,000	14,999,818
0.425%, 10/25/10	9,000,000	9,000,145
Toronto Dominion Bank (NY)
0.351%, 11/05/10 (a)	15,000,000	15,000,000
0.350%, 12/09/10 (a)	20,000,000	20,000,000
0.351%, 02/04/11 (a)	6,000,000	6,000,000
Westpac Banking Corp. (NY)
0.398%, 10/19/10 (a)	12,360,000	12,360,000
1.000%, 10/21/10 (a)	14,030,000	14,030,000

		524,301,544

Yankee—6.0%
Abbey National Treasury Services
0.555%, 07/20/10 (a)	16,875,000	16,875,000
0.370%, 11/17/10 (a)	22,000,000	22,000,000
Bank of Tokyo Mitsubishi UFJ, Ltd.
0.350%, 07/09/10	10,000,000	10,000,000
0.380%, 07/30/10 (a)	10,000,000	10,000,000
0.580%, 09/17/10	15,000,000	15,000,000
0.580%, 09/20/10	20,000,000	20,000,000
Eksportfinans A/S 0.410%, 11/09/10 (a)	15,000,000	15,000,000
Westpac Trust Securities 0.359%, 11/05/10 (a)	19,200,000	19,200,000

		128,075,000

Total Certificate of Deposit (Identified Cost $672,376,544)		672,376,544

U.S. Treasury & Government Obligations—26.9%

Federal Agencies—6.4%
Federal Home Loan Bank 0.232%, 10/06/11 (a)	20,000,000	19,989,711
Federal Home Loan Mortgage Corp.
0.030%, 07/26/10	45,000,000	44,994,531
0.297%, 12/29/11 (a)	19,000,000	18,985,647
0.310%, 02/16/12 (a)	15,000,000	14,990,146

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 0.060%, 08/02/10	$40,000,000	$39,996,444

		138,956,479

U.S. Treasury—20.5%
U.S. Treasury Bills
0.130%, 07/01/10	22,000,000	22,000,000
0.100%, 07/15/10	64,900,000	64,891,137
0.130%, 07/22/10	100,000,000	99,990,812
0.170%, 07/29/10	5,000,000	4,998,172
0.160%, 08/19/10	23,000,000	22,994,365
0.170%, 08/26/10	26,000,000	25,989,360
0.160%, 09/09/10	50,000,000	49,977,396
0.160%, 09/23/10	25,000,000	24,986,817
0.180%, 09/30/10	19,280,000	19,268,303
0.150%, 10/28/10	20,000,000	19,984,398
0.170%, 11/04/10	50,000,000	49,958,088
0.180%, 11/12/10	22,000,000	21,981,984
U.S. Treasury Notes 0.875%, 01/31/11	15,000,000	15,054,686

		442,075,518

Total U.S. Treasury & Government Obligations (Identified Cost $581,031,997)		581,031,997

Total Investments—100.0% (Identified Cost $2,158,315,009) (b)		2,158,315,009
Other assets less liabilities		611,346

Net Assets 100.0%		$2,158,926,355

(a)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2010.
(b)	The aggregate cost of investments for federal income tax purposes as of June 30, 2010 was $2,158,315,009.

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between level 1 and level 2 deemed significant (greater than 10% of total assets), if any, will be disclosed following the valuation table below. For the period ended June 30, 2010, there were no transfers between levels 1 and 2. For information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value of the Portfolio’s investments as of June 30, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Certificate of Deposit*	$—	$672,376,544	$—	$672,376,544

Total Commercial Paper*	—	904,906,468	—	904,906,468

Total U.S. Treasury & Government Obligations*	—	581,031,997	—	581,031,997

Total Investments	$—	$2,158,315,009	$—	$2,158,315,009

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Statement of Assets & Liabilities

June 30, 2010 (Unaudited)

Assets
Investments at amortized cost		$2,158,315,009
Cash		112
Receivable for:
Fund shares sold		5,152,876
Accrued interest		386,783

Total Assets		2,163,854,780
Liabilities
Payable for:
Fund shares redeemed	$4,303,007
Accrued expenses:
Management fees	447,272
Distribution and service fees	6,597
Deferred directors’ fees	25,651
Other expenses	145,898

Total Liabilities		4,928,425

Net Assets		$2,158,926,355

Net assets consists of:
Paid in surplus		$2,158,926,355

Net Assets		$2,158,926,355

Net Assets
Class A		$780,480,109
Class B		916,884,067
Class E		461,562,179

Capital Shares (Authorized) Outstanding
Class A (21,500,000)		7,804,801
Class B (17,500,000)		9,168,841
Class E (10,000,000)		4,615,623

Net Asset Value, Offering and Redemption Price Per Share
Class A		$100.00
Class B		100.00
Class E		100.00

Statement of Operations

Six months ended June 30, 2010 (Unaudited)

Investment Income
Interest		$2,800,304

Expenses
Management fees	$3,253,423
Distribution and service fees—Class B	1,159,799
Distribution and service fees—Class E	116,633
Directors’ fees and expenses	19,782
Custodian and accounting	65,036
Audit and tax services	15,900
Legal	1,977
Shareholder reporting	22,658
Insurance	17,057
Miscellaneous	22,064

Total expenses	4,694,329
Distribution and service fee waivers	(1,269,839)
Management fee waivers	(627,913)	2,796,577

Net Investment Income		3,727

Net Increase in Net Assets From Operations		$3,727

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$3,727	$8,290,668

Increase in net assets from operations	3,727	8,290,668

From Distributions to Shareholders
Net investment income
Class A	(3,727)	(5,344,594)
Class B	0	(2,908,194)
Class E	0	(37,880)

Total distributions	(3,727)	(8,290,668)

Increase (decrease) in net assets from capital share transactions	132,239,464	(311,874,389)

Total increase (decrease) in net assets	132,239,464	(311,874,389)

Net Assets
Beginning of the period	2,026,686,891	2,338,561,280

End of the period	$2,158,926,355	$2,026,686,891

Undistributed (Overdistributed) Net Investment Income
End of the period	$0	$(17,048)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	2,250,402	$225,038,669	8,084,324	$808,432,366
Reinvestments	22	3,727	52,294	5,229,358
Redemptions	(4,683,856)	(468,385,597)	(10,188,314)	(1,018,831,376)

Net decrease	(2,433,432)	$(243,343,201)	(2,051,696)	$(205,169,652)

Class B
Sales	3,631,215	$363,121,468	7,398,732	$739,873,120
Reinvestments	0	0	28,371	2,837,084
Redemptions	(4,391,426)	(439,142,586)	(8,469,849)	(846,984,907)

Net decrease	(760,211)	$(76,021,118)	(1,042,746)	$(104,274,703)

Class E
Sales	4,977,937	$497,793,724	29,472	$2,947,215
Reinvestments	0	0	368	36,787
Redemptions	(461,899)	(46,189,941)	(54,140)	(5,414,036)

Net increase (decrease)	4,516,038	$451,603,783	(24,300)	$(2,430,034)

Increase (decrease) derived from capital share transactions		$132,239,464		$(311,874,389)

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Income (Loss) From Investment Operations
Net investment income	0.00	(a)	0.42	2.82	4.95	4.70	2.85

Total from investment operations	0.00		0.42	2.82	4.95	4.70	2.85

Less Distributions
Distributions from net investment income	(0.00	)(a)	(0.42)	(2.82)	(4.95)	(4.70)	(2.85)

Total distributions	(0.00)		(0.42)	(2.82)	(4.95)	(4.70)	(2.85)

Net Asset Value, End of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	0.00	(b)	0.42	2.85	5.07	4.80	2.89

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.34	(c)	0.37	0.34	0.40	0.38	0.41
Net ratio of expenses to average net assets (%) (d)	0.27	(c)	0.36	0.34	0.40	N/A	N/A
Ratio of net investment income to average net assets (%)	0.00	(c)	0.45	2.79	4.97	4.79	2.83
Net assets, end of period (in millions)	$780.48		$1,023.82	$1,228.99	$1,128.41	$875.43	$429.02

	Class B
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Income (Loss) From Investment Operations
Net investment income	0.00		0.25	2.57	4.70	4.45	2.60

Total from investment operations	0.00		0.25	2.57	4.70	4.45	2.60

Less Distributions
Distributions from net investment income	0.00		(0.25)	(2.57)	(4.70)	(4.45)	(2.60)

Total distributions	0.00		(0.25)	(2.57)	(4.70)	(4.45)	(2.60)

Net Asset Value, End of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	0.00	(b)	0.25	2.60	4.80	4.54	2.63

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	(c)	0.62	0.59	0.65	0.63	0.66
Net ratio of expenses to average net assets (%) (d)	0.28	(c)	0.54	0.59	0.65	N/A	N/A
Ratio of net investment income to average net assets (%)	0.00	(c)	0.26	2.45	4.71	4.50	2.84
Net assets, end of period (in millions)	$916.88		$992.91	$1,097.18	$496.23	$394.26	$273.05

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Income (Loss) From Investment Operations
Net investment income	0.00		0.31	2.67	4.80	4.55	2.70

Total from investment operations	0.00		0.31	2.67	4.80	4.55	2.70

Less Distributions
Distributions from net investment income	0.00		(0.31)	(2.67)	(4.80)	(4.55)	(2.70)

Total distributions	0.00		(0.31)	(2.67)	(4.80)	(4.55)	(2.70)

Net Asset Value, End of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	0.00	(b)	0.30	2.70	4.91	4.65	2.74

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.49	(c)	0.52	0.49	0.55	0.53	0.56
Net ratio of expenses to average net assets (%) (d)	0.30	(c)	0.48	0.49	0.55	N/A	N/A
Ratio of net investment income to average net assets (%)	0.00	(c)	0.35	2.64	4.81	4.57	2.66
Net assets, end of period (in millions)	$461.56		$9.96	$12.39	$11.20	$10.14	$8.57

(a)	Net investment income and distributions from net investment income were less than $0.01.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers and voluntary distribution and service fee waivers as detailed in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The BlackRock Money Market Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation:

As permitted by Rule 2a-7 under the 1940 Act, and subject to certain conditions therein, the Portfolio employs the amortized cost method of security valuation that the Fund’s Board of Directors (the “Board” or “Directors”) has determined approximates the fair market net asset value per share of the Portfolio. The Board monitors the deviations between the Portfolio’s net asset value per share, as determined by using available market quotations, and its amortized cost price per share. If the deviation exceeds 1/2 of 1%, the Board will consider what action, if any, should be initiated.

If no current market value quotation is readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2010	% per Annum	Average daily net assets
$3,253,423	0.350%	Of the first $1 billion
	0.300%	On amounts in excess of $1 billion

Prior to May 1, 2010, the advisory fee rate for the Portfolio was at the annual rate of 0.350% for the first $1 billion of the Portfolio’s average daily net assets; 0.300% of the next $1 billion; and 0.250% of such assets over $2 billion.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife Advisers is an affiliate of MetLife and MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2010 are shown as Distribution and service fees in the Statement of Operations.

Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2010 to April 30, 2011, to reduce its advisory fees set out above under “Investment Management Agreement” as follows:

% per Annum Reduction	Average daily net assets
0.025%	First $1 billion

For the period May 1, 2009 through April 30, 2010, an expense agreement was in place to reduce advisory fees for each class of the Portfolio at the annual rate of 0.005% on the first $500 million in average daily net assets and 0.015% on the next $500 million. Amounts waived for the six months ended June 30, 2010 are shown as management fee waivers in the Statement of Operations.

MetLife Advisers and/or its affiliates have voluntarily agreed, if the yield on any share Class of the Portfolio goes negative on a given day, to waive their fees or reimburse certain Portfolio expenses to raise the yield of that share Class to 0.00% for that day. The waiver will first be applied to Distribution and Service (“12b-1”) expenses. If the amount of the waiver exceeds the Class B 12b-1 expenses on a given day, MetLife Advisers and/or its affiliates would then waive fees or reimburse expenses pro rata across all share Classes. This voluntary waiver/expense reimbursement may be discontinued by MetLife Advisers and/or its affiliates at any time without notice. During the six months ended June 30, 2010, $1,269,839 of 12b-1 expenses were waived as shown on the Statement of Operations. Class B shares waived $1,155,412 and Class E shares waived $114,427.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows.

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$8,245,003	$51,958,671	$45,665	$—	$—	$—	$8,290,668	$51,958,671

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$8,881	$—	$—	$—	$8,881

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future realized capital gains. As of December 31, 2009, the Portfolio had no capital loss carryovers.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

5.	RECENT ACCOUNTING PRONOUNCEMENT

The Portfolio adopted Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”, effective March 31, 2010. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

6.	SUBSEQUENT EVENTS

Management completed an evaluation of the impact of all subsequent events on the Portfolio’s financial statements and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Shareholder Votes—(Unaudited)

At a Special Meeting of Shareholders held on March 19, 2010, the shareholders of the respective Portfolios voted for the following proposals:

	For	Against	Abstain	Total
1. To approve an amended and restated subadvisory agreement between MetLife Advisers, LLC and BlackRock Advisors, LLC regarding the BlackRock Money Market Portfolio.	17,691,019.953	687,946.784	1,396,364.977	19,775,331.714
2. To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc. on behalf of the BlackRock Money Market Portfolio, and MetLife Advisers, LLC.	17,661,478.303	705,937.164	1,407,916.246	19,775,331.713

MSF-14

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-15

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Managed by Davis Selected Advisers, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2010, the Class A, B and E shares of the Davis Venture Value Portfolio returned -7.25%, -7.33%, and -7.32%, respectively, compared to its benchmark, the Standard & Poor’s (“S&P”) 500 Index1, which returned -6.65%.

MARKET ENVIRONMENT/CONDITIONS

All sectors of the market declined over the six month period. Materials, energy and information technology were the sectors within the S&P 500 Index that declined the most. Industrials, consumer discretionary and consumer staples were the sectors within the S&P 500 Index that declined the least.

During the six month period ended June 30, 2010 a number of negative economic indicators were reported. The U.S. unemployment rate remained high at 9.5% as reported by the Department of Labor. The high unemployment figure could have been a contributing factor to the decline in consumer spending. The Commerce Department reported that retail sales were down 0.5% in June, which was the second straight monthly decline.

PORTFOLIO REVIEW/CURRENT POSITIONING

Energy companies were the most important detractors from performance on an absolute basis. The Portfolio’s energy companies outperformed the corresponding sector within the S&P 500 Index (down 10% versus down 12% for the Index) but had a higher relative average weighting (14% versus 11% for the Index) in this weaker performing sector. Devon Energy and Transocean were among the most important detractors from performance.

The Portfolio’s consumer discretionary companies were the most important detractors from performance compared to the S&P 500 Index. The Portfolio’s consumer discretionary companies under-performed the corresponding sector within the S&P 500 Index (down 13% versus down 2% for the Index) and had a lower relative average weighting (7% versus 10% for the Index). H&R Block was among the most important detractors from performance.

Other detractors from performance included two information technology companies, Microsoft and Google, Pfizer (a healthcare company), and Bank of New York Mellon (a financial company).

Despite the generally negative market, several companies made positive contributions to the Portfolio’s performance. The most important contributors to performance included two financial companies, Berkshire Hathaway and Progressive, Express Scripts (a healthcare company), and Hershey (a consumer staples company). In the generally negative market, the Portfolio’s cash holdings positively contributed to performance along with fixed income holdings in Harley Davidson, Sealed Air and Sino Forest.

The Portfolio held 16% of its assets in foreign companies (including American Depositary Receipts) at June 30, 2010. As a whole these companies underperformed the domestic companies held by the Portfolio.

Davis Selected Advisers does not structure the Portfolio on the basis of top-down sector allocations; rather the Portfolio is positioned from the bottom up, company by company. The Portfolio’s investment strategy generally is to perform extensive research to buy durable companies at a discount to their intrinsic values and to hold them for the long term. We generally focus deliberately on the future, considering each company’s long-term business fundamentals.

Christopher Davis

Kenneth Feinberg

Portfolio Managers

Davis Selected Advisers, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2010

	6 Months	1 Year	5 Year	10 Year	Since Inception[2]
Davis Venture Value Portfolio
Class A	-7.25	14.85	-0.74	0.92	—
Class B	-7.33	14.61	-0.98	—	4.29
Class E	-7.32	14.69	-0.89	—	1.02
S&P 500 Index	-6.65	14.43	-0.79	-1.59	—

1 The Standard & Poor’s 500® Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 Inception dates of the Class A, Class B and Class E shares are 10/31/94, 7/30/02 and 2/20/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may flucuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2010

Top Holdings

% of Net Assets
Berkshire Hathaway, Inc.	4.5
American Express Co.	4.3
Wells Fargo & Co.	4.1
EOG Resources, Inc.	3.7
Costco Wholesale Corp.	3.7
The Bank of New York Mellon Corp.	3.5
Occidental Petroleum Corp.	3.4
CVS Caremark Corp.	3.0
Devon Energy Corp.	2.9
Merck & Co., Inc.	2.9

Top Sectors

% of Net Assets
Financials	27.7
Consumer Staples	15.4
Energy	13.7
Health Care	10.7
Materials	7.4
Information Technology	6.9
Consumer Discretionary	6.5
Industrials	5.8
Cash & Equivalents	5.5
Telecommunications	0.4

MSF-2

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 through June 30, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Davis Venture Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses paid during period* January 1, 2010 to June 30, 2010
Class A(a)	Actual	0.69%	$1,000.00	$927.53	$3.30
	Hypothetical	0.69%	$1,000.00	$1,021.33	$3.46

Class B(a)	Actual	0.94%	$1,000.00	$926.72	$4.49
	Hypothetical	0.94%	$1,000.00	$1,020.07	$4.71

Class E(a)	Actual	0.84%	$1,000.00	$926.83	$4.01
	Hypothetical	0.84%	$1,000.00	$1,020.57	$4.21

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—93.2% of Net Assets

Security Description	Shares	Value*

Air Freight & Logistics—0.2%
United Parcel Service, Inc. (Class B) (a)	99,825	$5,679,044

Automobiles—0.7%
Harley-Davidson, Inc. (a)	1,061,470	23,596,478

Beverages—4.1%
Diageo plc (ADR)	667,800	41,897,772
Heineken Holding NV (EUR)	957,066	35,093,389
The Coca-Cola Co.	1,115,610	55,914,373

		132,905,534

Capital Markets—5.8%
Ameriprise Financial, Inc.	604,096	21,825,989
GAM Holding, Ltd. (CHF)	946,244	10,318,191
Julius Baer Group, Ltd. (CHF)	946,244	26,947,843
The Bank of New York Mellon Corp. (a)	4,628,454	114,276,529
The Goldman Sachs Group, Inc.	120,030	15,756,338

		189,124,890

Chemicals—1.4%
Monsanto Co.	446,893	20,655,394
Potash Corp. of Saskatchewan, Inc.	145,999	12,590,954
Praxair, Inc.	145,275	11,039,447

		44,285,795

Commercial Banks—4.1%
Wells Fargo & Co.	5,210,886	133,398,681

Commercial Services & Supplies—1.4%
Iron Mountain, Inc. (a)	2,064,160	46,361,034

Computers & Peripherals—1.4%
Hewlett-Packard Co.	1,057,670	45,775,958

Construction Materials—1.3%
Martin Marietta Materials, Inc. (a)	384,700	32,626,407
Vulcan Materials Co. (a)	227,036	9,950,988

		42,577,395

Consumer Finance—4.3%
American Express Co.	3,502,424	139,046,233

Containers & Packaging—1.8%
Sealed Air Corp. (a)	2,912,041	57,425,448

Diversified Consumer Services—0.3%
H&R Block, Inc. (a)	561,280	8,806,483

Diversified Financial Services—1.0%
Bank of America Corp.	283,391	4,072,329
JPMorgan Chase & Co.	258,982	9,481,331
Moody’s Corp. (a)	956,650	19,056,468

		32,610,128

Security Description	Shares	Value*

Electrical Equipment—0.6%
ABB, Ltd. (ADR)	1,115,270	$19,271,866

Electronic Equipment, Instruments & Components—0.8%
Agilent Technologies, Inc. (b)	955,160	27,155,199

Energy Equipment & Services—0.5%
Schlumberger, Ltd.	32,060	1,774,200
Transocean, Ltd. (b)	327,764	15,185,306

		16,959,506

Food & Staples Retailing—6.7%
Costco Wholesale Corp. (a)	2,196,100	120,412,163
CVS Caremark Corp.	3,255,861	95,461,844

		215,874,007

Food Products—1.7%
Mead Johnson Nutrition Co.	266,420	13,352,971
Nestle S.A. (CHF) (a)	342,507	16,530,554
The Hershey Co. (a)	250,752	12,018,543
Unilever NV	424,820	11,606,082

		53,508,150

Health Care Equipment & Supplies—1.8%
Baxter International, Inc.	597,780	24,293,779
Becton, Dickinson & Co. (a)	436,009	29,482,929
CareFusion Corp. (b)	148,040	3,360,508

		57,137,216

Health Care Providers & Services—2.0%
Cardinal Health, Inc.	79,990	2,688,464
Express Scripts, Inc. (b)	1,318,400	61,991,168

		64,679,632

Household Durables—0.1%
Hunter Douglas NV (EUR)	126,751	4,631,242

Household Products—1.9%
The Procter & Gamble Co.	1,008,510	60,490,430

Industrial Conglomerates—0.8%
Tyco International, Ltd.	709,962	25,011,961

Insurance—11.4%
Berkshire Hathaway, Inc. (Class A) (a) (b)	1,208	144,960,000
Everest Re Group, Ltd.	66,000	4,667,520
Fairfax Financial Holdings, Ltd.	36,440	13,508,672
Fairfax Financial Holdings, Ltd. (144A) (CAD)	17,220	6,330,426
Loews Corp.	2,572,844	85,701,434
Markel Corp. (a) (b)	9,270	3,151,800
The Progressive Corp.	4,239,451	79,362,523
Transatlantic Holdings, Inc. (a)	695,146	33,339,202

		371,021,577

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Internet & Catalog Retail—0.3%
Amazon.com, Inc. (a) (b)	25,150	$2,747,889
Liberty Media Interactive (Series A) (a) (b)	660,550	6,935,775

		9,683,664

Internet Software & Services—0.9%
Google, Inc. (Class A) (b)	67,998	30,255,710

IT Services—0.3%
Visa, Inc. (a)	122,340	8,655,555

Machinery—0.1%
PACCAR, Inc. (a)	116,610	4,649,241

Marine—0.9%
China Shipping Development Co., Ltd. (HKD)	7,390,000	9,331,637
Kuehne & Nagel International AG (CHF)	183,099	18,759,976

		28,091,613

Media—2.0%
Grupo Televisa S.A. (ADR)	715,110	12,450,065
Liberty Media Starz Group (Series A) (b)	52,807	2,737,515
News Corp. (Class A)	1,822,700	21,799,492
The Walt Disney Co. (a)	835,910	26,331,165

		63,318,237

Metals & Mining—0.8%
BHP Billiton plc (GBP)	500,522	12,957,123
Rio Tinto plc (GBP)	322,232	14,106,465

		27,063,588

Oil, Gas & Consumable Fuels—13.8%
Canadian Natural Resources, Ltd.	2,407,800	80,011,194
China Coal Energy Co. (H Shares) (HKD)	15,836,600	19,779,544
ConocoPhillips	56,766	2,786,643
Devon Energy Corp.	1,549,476	94,394,078
EOG Resources, Inc.	1,237,300	121,713,201
Occidental Petroleum Corp.	1,432,430	110,511,975
OGX Petroleo e Gas Participacoes S.A. (BRL) (b)	2,054,600	19,143,978

		448,340,613

Paper & Forest Products—1.0%
Sino-Forest Corp. (CAD) (b)	2,112,670	30,139,736
Sino-Forest Corp. (144A) (CAD) (b)	66,100	942,995

		31,082,731

Personal Products—0.2%
Natura Cosmeticos S.A. (BRL)	219,600	4,895,093

Pharmaceuticals—6.9%
Johnson & Johnson	1,344,366	79,398,256
Merck & Co., Inc.	2,655,410	92,859,688
Pfizer, Inc.	3,693,000	52,662,180

		224,920,124

Security Description	Shares	Value*

Professional Services—0.7%
Dun & Bradstreet Corp.	333,800	$22,404,656

Real Estate Management & Development—1.0%
Brookfield Asset Management, Inc.	465,521	10,530,085
Hang Lung Group, Ltd. (HKD)	4,220,000	22,466,832

		32,996,917

Semiconductors & Semiconductor Equipment—1.7%
Texas Instruments, Inc.	2,412,713	56,167,959

Software—1.7%
Activision Blizzard, Inc. (a) (b)	1,492,500	15,656,325
Microsoft Corp.	1,785,750	41,090,107

		56,746,432

Specialty Retail—2.4%
Bed Bath & Beyond, Inc. (b)	1,331,300	49,364,604
CarMax, Inc. (a) (b)	1,361,419	27,092,238

		76,456,842

Tobacco—0.9%
Philip Morris International, Inc.	658,263	30,174,776

Transportation Infrastructure—1.1%
China Merchants Holdings International Co., Ltd. (HKD)	9,403,387	31,138,531
COSCO Pacific, Ltd. (HKD) (a)	2,815,755	3,338,737
LLX Logistica S.A. (BRL) (b)	447,100	1,833,797

		36,311,065

Wireless Telecommunication Services—0.4%
América Movil S.A.B. de C.V. (ADR)	266,540	12,660,650

Total Common Stock (Identified Cost $2,722,102,496)		3,022,209,353

Corporate Bonds & Notes—1.1%
Security Description	Par Amount	Value*

Automobiles—0.8%
Harley-Davidson, Inc. 15.000%, 02/01/14	$19,000,000	25,172,701

Containers & Packaging—0.3%
Sealed Air Corp. (144A) 12.000%, 02/14/14	10,000,000	11,546,710

Total Corporate Bonds & Notes (Identified Cost $29,000,000)		36,719,411

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Convertible Bonds & Notes — 0.2%

Security Description	Par Amount	Value*

Paper & Forest Products—0.2%
Sino-Forest Corp. (144A) 5.000%, 08/01/13	$5,844,000	$5,982,795

Total Convertible Bonds & Notes (Identified Cost $5,844,000)		5,982,795

Short Term Investments—11.0%
Security Description	Shares/Par Amount	Value*

Commercial Paper—5.2%
Intesa Funding, LLC 0.230%, 07/02/10	$30,298,000	30,297,807
0.340%, 07/07/10	25,000,000	24,998,583
0.370%, 07/02/10	40,000,000	39,999,589
0.380%, 07/01/10	31,016,000	31,016,000
UBS Finance Delaware, LLC 0.130%, 07/06/10	43,343,000	43,342,217

		169,654,196

Mutual Funds—5.8%
State Street Navigator Securities Lending Prime Portfolio (c)	187,502,260	187,502,260

Total Short Term Investments (Identified Cost $357,156,456)		357,156,456

Total Investments—105.5% (Identified Cost $3,114,102,952) (d)		3,422,068,015
Liabilities in excess of other assets		(179,180,693)

Net Assets—100.0%		$3,242,887,322

(a)	All or a portion of the security was on loan. As of June 30, 2010, the market value of securities loaned was $182,000,091 and the collateral received consisted of cash in the amount of $187,502,260. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2010 was $3,089,389,755 and the composition of unrealized appreciation and depreciation of investment securities was $526,693,003 and $(194,014,743), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2010, the market value of 144A securities was $24,802,926, which is 0.8% of total net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between level 1 and level 2 deemed significant (greater than 10% of total assets), if any, will be disclosed following the valuation table below. For the period ended June 30, 2010, there were no transfers between levels 1 and 2. For information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value of the Portfolio’s investments as of June 30, 2010:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Air Freight & Logistics	$5,679,044	$—	$—	$5,679,044
Automobiles	23,596,478	—	—	23,596,478
Beverages	97,812,145	35,093,389	—	132,905,534
Capital Markets	151,858,856	37,266,034	—	189,124,890
Chemicals	44,285,795	—	—	44,285,795
Commercial Banks	133,398,681	—	—	133,398,681
Commercial Services & Supplies	46,361,034	—	—	46,361,034
Computers & Peripherals	45,775,958	—	—	45,775,958
Construction Materials	42,577,395	—	—	42,577,395
Consumer Finance	139,046,233	—	—	139,046,233
Containers & Packaging	57,425,448	—	—	57,425,448
Diversified Consumer Services	8,806,483	—	—	8,806,483
Diversified Financial Services	32,610,128	—	—	32,610,128
Electrical Equipment	19,271,866	—	—	19,271,866
Electronic Equipment, Instruments & Components	27,155,199	—	—	27,155,199
Energy Equipment & Services	16,959,506	—	—	16,959,506
Food & Staples Retailing	215,874,007	—	—	215,874,007
Food Products	36,977,596	16,530,554	—	53,508,150
Health Care Equipment & Supplies	57,137,216	—	—	57,137,216
Health Care Providers & Services	64,679,632	—	—	64,679,632
Household Durables	—	4,631,242	—	4,631,242
Household Products	60,490,430	—	—	60,490,430
Industrial Conglomerates	25,011,961	—	—	25,011,961
Insurance	364,691,151	6,330,426	—	371,021,577
Internet & Catalog Retail	9,683,664	—	—	9,683,664
Internet Software & Services	30,255,710	—	—	30,255,710
IT Services	8,655,555	—	—	8,655,555
Machinery	4,649,241	—	—	4,649,241
Marine	—	28,091,613	—	28,091,613
Media	63,318,237	—	—	63,318,237
Metals & Mining	—	27,063,588	—	27,063,588
Oil, Gas & Consumable Fuels	409,417,091	38,923,522	—	448,340,613
Paper & Forest Products	—	31,082,731	—	31,082,731
Personal Products	—	4,895,093	—	4,895,093
Pharmaceuticals	224,920,124	—	—	224,920,124
Professional Services	22,404,656	—	—	22,404,656
Real Estate Management & Development	10,530,085	22,466,832	—	32,996,917
Semiconductors & Semiconductor Equipment	56,167,959	—	—	56,167,959
Software	56,746,432	—	—	56,746,432

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

VALUATION INPUTS—(Continued)

Description	Level 1	Level 2	Level 3	Total
Specialty Retail	$76,456,842	$—	$—	$76,456,842
Tobacco	30,174,776	—	—	30,174,776
Transportation Infrastructure	—	36,311,065	—	36,311,065
Wireless Telecommunication Services	12,660,650	—	—	12,660,650
Total Common Stock	2,733,523,264	288,686,089	—	3,022,209,353
Total Corporate Bonds & Notes*	—	36,719,411	—	36,719,411
Total Convertible Bonds & Notes*	—	5,982,795	—	5,982,795
Short Term Investments
Commercial Paper	—	169,654,196	—	169,654,196
Mutual Funds	187,502,260	—	—	187,502,260
Total Short Term Investments	187,502,260	169,654,196	—	357,156,456
Total Investments	$2,921,025,524	$501,042,491	$—	$3,422,068,015

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Statement of Assets & Liabilities

June 30, 2010 (Unaudited)

Assets
Investments at value (a)(b)		$3,422,068,015
Cash		42,616
Cash denominated in foreign currencies (c)		1,156,953
Receivable for:
Securities sold		4,533,562
Fund shares sold		2,031,165
Accrued interest and dividends		5,447,295
Foreign taxes		351,401

Total Assets		3,435,631,007
Liabilities
Payable for:
Securities purchased	$2,068,134
Fund shares redeemed	817,687
Foreign taxes	60,533
Collateral for securities loaned	187,502,260
Accrued expenses:
Management fees	1,827,904
Distribution and service fees	206,682
Deferred directors’ fees	23,486
Other expenses	236,999

Total Liabilities		192,743,685

Net Assets		$3,242,887,322

Net assets consists of:
Paid in surplus		$3,317,380,595
Undistributed net investment income		10,507,509
Accumulated net realized losses		(392,956,198)
Unrealized appreciation on investments and foreign currency transactions		307,955,416

Net Assets		$3,242,887,322

Net Assets
Class A		$1,945,518,101
Class B		472,290,417
Class E		825,078,804

Capital Shares (Authorized) Outstanding
Class A (110,000,000)		75,174,567
Class B (30,000,000)		18,344,585
Class E (50,000,000)		32,017,129

Net Asset Value, Offering and Redemption Price Per Share
Class A		$25.88
Class B		25.75
Class E		25.77

(a)	Identified cost of investments was $3,114,102,952.
(b)	Includes securities on loan with a value of $182,000,091.
(c)	Identified cost of cash denominated in foreign currencies was $1,159,228.

Statement of Operations

Six months ended June 30, 2010 (Unaudited)

Investment Income
Dividends (a)		$28,162,989
Interest (b)		2,509,361

		30,672,350
Expenses
Management fees	$13,080,847
Distribution and service fees—Class B	622,470
Distribution and service fees—Class E	663,128
Directors’ fees and expenses	19,868
Custodian and accounting	224,544
Audit and tax services	16,500
Legal	4,288
Shareholder reporting	211,403
Insurance	23,916
Miscellaneous	24,320

Total expenses	14,891,284
Less broker commission recapture	(63,759)
Management fee waivers	(855,411)	13,972,114

Net Investment Income		16,700,236

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	106,201,535
Foreign currency transactions	(150,575)	106,050,960

Net change in unrealized depreciation on:
Investments	(355,187,912)
Foreign currency transactions	(27,510)	(355,215,422)

Net realized and unrealized loss		(249,164,462)

Net Decrease in Net Assets From Operations		$(232,464,226)

(a)	Net of foreign taxes of $464,027.
(b)	Includes income on securities loaned of $187,466.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$16,700,236	$31,806,166
Net realized gain (loss)	106,050,960	(413,807,957)
Net change in unrealized appreciation (depreciation)	(355,215,422)	1,326,393,134

Increase (decrease) in net assets from operations	(232,464,226)	944,391,343

From Distributions to Shareholders
Net investment income
Class A	(25,195,339)	(34,758,991)
Class B	(4,104,844)	(4,844,796)
Class E	(7,978,949)	(10,159,833)

Total distributions	(37,279,132)	(49,763,620)

Increase (decrease) in net assets from capital share transactions	(340,056,404)	14,979,904

Total increase (decrease) in net assets	(609,799,762)	909,607,627

Net Assets
Beginning of the period	3,852,687,084	2,943,079,457

End of the period	$3,242,887,322	$3,852,687,084

Undistributed Net Investment Income
End of the period	$10,507,509	$31,086,405

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	3,925,327	$111,336,583	15,459,467	$340,023,671
Reinvestments	843,217	25,195,339	1,708,059	34,758,991
Redemptions	(17,388,374)	(509,042,416)	(19,105,154)	(426,212,698)

Net decrease	(12,619,830)	$(372,510,494)	(1,937,628)	$(51,430,036)

Class B
Sales	1,305,808	$36,676,746	3,215,095	$72,271,177
Reinvestments	138,024	4,104,844	239,013	4,844,796
Redemptions	(690,539)	(19,312,335)	(1,234,362)	(28,461,411)

Net increase	753,293	$21,469,255	2,219,746	$48,654,562

Class E
Sales	2,069,769	$58,131,579	4,524,751	$101,566,134
Reinvestments	268,110	7,978,949	500,978	10,159,833
Redemptions	(1,968,383)	(55,125,693)	(4,014,352)	(93,970,589)

Net increase	369,496	$10,984,835	1,011,377	$17,755,378

Increase (decrease) derived from capital share transactions		$(340,056,404)		$14,979,904

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$28.17		$21.72	$36.44	$35.12	$30.91	$28.23

Income (Loss) From Investment Operations
Net investment income	0.13	(a)	0.25 (a)	0.39 (a)	0.46 (a)	0.32 (a)	0.25
Net realized and unrealized gain (loss) on investments	(2.13)		6.57	(14.52)	1.15	4.16	2.63

Total from investment operations	(2.00)		6.82	(14.13)	1.61	4.48	2.88

Less Distributions
Distributions from net investment income	(0.29)		(0.37)	(0.42)	(0.29)	(0.27)	(0.20)
Distributions from net realized capital gains	0.00		0.00	(0.17)	0.00	0.00	0.00

Total distributions	(0.29)		(0.37)	(0.59)	(0.29)	(0.27)	(0.20)

Net Asset Value, End of Period	$25.88		$28.17	$21.72	$36.44	$35.12	$30.91

Total Return (%)	(7.25	)(b)	31.99	(39.35)	4.58	14.58	10.30

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	(c)	0.74	0.73	0.73	0.76	0.76
Net ratio of expenses to average net assets (%) (d)	0.68	(c)	0.68	0.73	0.73	0.76	0.76
Ratio of net investment income to average net assets (%)	0.96	(c)	1.06	1.30	1.25	0.99	1.05
Portfolio turnover rate (%)	18	(c)	24	23	11	20	27
Net assets, end of period (in millions)	$1,945.52		$2,472.84	$1,949.36	$3,183.43	$2,410.88	$1,759.49

	Class B
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$28.00		$21.58	$36.20	$34.89	$30.71	$28.07

Income (Loss) From Investment Operations
Net investment income	0.10	(a)	0.18 (a)	0.32 (a)	0.36 (a)	0.24 (a)	0.17
Net realized and unrealized gain (loss) on investments	(2.12)		6.54	(14.44)	1.16	4.14	2.62

Total from investment operations	(2.02)		6.72	(14.12)	1.52	4.38	2.79

Less Distributions
Distributions from net investment income	(0.23)		(0.30)	(0.33)	(0.21)	(0.20)	(0.15)
Distributions from net realized capital gains	0.00		0.00	(0.17)	0.00	0.00	0.00

Total distributions	(0.23)		(0.30)	(0.50)	(0.21)	(0.20)	(0.15)

Net Asset Value, End of Period	$25.75		$28.00	$21.58	$36.20	$34.89	$30.71

Total Return (%)	(7.33	)(b)	31.65	(39.52)	4.34	14.32	9.99

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	(c)	0.99	0.98	0.98	1.01	1.01
Net ratio of expenses to average net assets (%) (d)	0.93	(c)	0.93	0.98	0.98	1.01	1.01
Ratio of net investment income to average net assets (%)	0.73	(c)	0.79	1.06	1.00	0.74	0.77
Portfolio turnover rate (%)	18	(c)	24	23	11	20	27
Net assets, end of period (in millions)	$472.29		$492.59	$331.67	$491.27	$388.74	$202.22

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$28.04		$21.61	$36.25	$34.94	$30.76	$28.09

Income (Loss) From Investment Operations
Net investment income	0.12	(a)	0.21 (a)	0.34 (a)	0.40 (a)	0.27 (a)	0.27
Net realized and unrealized gain (loss) on investments	(2.14)		6.54	(14.45)	1.15	4.14	2.56

Total from investment operations	(2.02)		6.75	(14.11)	1.55	4.41	2.83

Less Distributions
Distributions from net investment income	(0.25)		(0.32)	(0.36)	(0.24)	(0.23)	(0.16)
Distributions from net realized capital gains	0.00		0.00	(0.17)	0.00	0.00	0.00

Total distributions	(0.25)		(0.32)	(0.53)	(0.24)	(0.23)	(0.16)

Net Asset Value, End of Period	$25.77		$28.04	$21.61	$36.25	$34.94	$30.76

Total Return (%)	(7.32	)(b)	31.83	(39.46)	4.43	14.40	10.14

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	(c)	0.89	0.88	0.88	0.91	0.91
Net ratio of expenses to average net assets (%) (d)	0.83	(c)	0.83	0.88	0.88	0.91	0.91
Ratio of net investment income to average net assets (%)	0.83	(c)	0.90	1.14	1.11	0.84	0.88
Portfolio turnover rate (%)	18	(c)	24	23	11	20	27
Net assets, end of period (in millions)	$825.08		$887.26	$662.05	$1,199.57	$1,297.48	$1,179.41

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers and broker commission recapture credits as detailed in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The Davis Venture Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the

MSF-13

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, post October loss deferral, and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

MSF-14

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2010	% per Annum	Average Daily Net Assets
$13,080,847	0.750%	Of the first $1 billion
	0.700%	On the next $2 billion
	0.650%	On amounts in excess of $3 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MSF-15

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Davis Selected Advisers, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2010 to April 30, 2011, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per Annum Reduction	Average Daily Net Assets
0.050%	Over $50 million and less than $500 million
0.100%	On the next $500 million
0.050%	On the next $2 billion
0.025%	On amounts in excess of $4.5 billion

An identical expense agreement was in place for the period May 1, 2009 through April 30, 2010. Amounts waived for the six months ended June 30, 2010 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife Advisers is an affiliate of MetLife and MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2010 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$308,594,067	$0	$656,892,564

5.	MARKET, CREDIT AND COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of

MSF-16

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts it’s exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$49,763,620	$52,798,573	$—	$23,132,443	$—	$—	$49,763,620	$75,931,016

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$37,047,036	$—	$679,086,624	$(407,831,141)	$308,302,519

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future realized capital gains. As of December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$322,419,042	$85,412,099	$407,831,141

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$(113,028,996)

7.	RECENT ACCOUNTING PRONOUNCEMENT

The Portfolio adopted Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”, effective March 31, 2010. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

8.	SUBSEQUENT EVENTS

Management completed an evaluation of the impact of all subsequent events on the Portfolio’s financial statements and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

MSF-18

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-19

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Managed By Pyramis Global Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2010, the Class A, B, D and E shares of the FI Value Leaders Portfolio returned -7.54%, -7.66%, -7.59%, and -7.61%, respectively, compared to its benchmark, the Russell 1000 Value Index1, which returned -5.12%.

MARKET ENVIRONMENT/CONDITIONS

The Standard & Poor’s 500 Index declined by 6.7% and the NASDAQ Index by 6.6% on a year-to-date basis through June 30, 2010, which includes large declines of 12.8% and 14.1% for the Standard & Poor’s 500 and NASDAQ, respectively, in May and June. In this backdrop, all equity market cap ranges posted negative absolute performance. However, counter to conventional wisdom, small and mid cap stocks outperformed large cap stocks. Value stocks narrowly outperformed growth stocks.

Worries over the European financial crisis and its potential impact on the U.S. economy sent global investors scurrying to the safety of U.S. Treasuries. The shift in assets roiled the world’s stock and bond markets but benefited U.S. borrowers by keeping interest rates low.

Through the first half of 2010, all ten investment sectors within the Standard & Poor’s 500 Index provided negative performance. Although negative, Consumer Discretionary, Industrials and Financials provided the best relative performance thus far in 2010 declining by 1.1%, 1.4% and 3.1%, respectively. The stock market exhibited exceptional volatility in May and June in response to investors’ growing concerns regarding the oil spill in the Gulf of Mexico, the debt crisis in Greece, Portugal and Spain and its potential implications to the Euro-zone Financial Institutions and the potential for slower global economic growth in the second half of 2010 than anticipated. Investors became concerned that credit issues in several highly indebted countries in the Euro-zone, including Greece, Spain and Portugal, could lead to greater contagion globally and could derail global economic recovery.

In the housing market, the end of the homebuyer tax credits was expected to lead to a decline in home sales when the first stage of the program ended in April, which it did. The effect is clearest for new home sales, as this series reflects contract signings rather than settlements. New home sales for May fell 33% on a seasonally adjusted basis to 300,000 units, the lowest since the Census Bureau’s series began in 1963.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio underperformed the Russell 1000 Value Index during the six-month period ending June 2010. Stock selection in the Consumer Discretionary, Health Care and Information Technology sectors detracted the most from relative performance, while the Telecommunication, Materials and Industrials sectors contributed the most to performance.

In the Consumer Discretionary sector, holdings in electronics retailer Best Buy and home improvement retailer Lowe’s detracted from performance. Both companies declined on news of downward revisions to their earnings projections. Within Health Care, shares of King Pharmaceuticals detracted from performance. King’s stock was hurt due to concerns of product delays in its drug development pipeline and the potential impact on the company’s earnings. Within Information Technology, the overweight in disk-drive maker Seagate Technology detracted from performance. Seagate shares fell due to declining supply and demand fundamentals as competitors in Asia lowered prices to gain market share.

Within Telecommunications, the overweight in diversified telecom services provider Qwest contributed to performance. Qwest shares gained 26%, largely due to investor speculation that the company is a takeover candidate. Qwest also reported quarterly earnings and free cash flow that exceeded consensus estimates and forecasted slowing declines in revenue for 2010 thanks to subscription growth in its branded mobile service and high-speed internet division. In the Materials sector, shares of fertilizer company Terra Industries contributed to performance. Shares of the company rose on news that competitor CF Industries had finalized a buyout of Terra, creating one of the world’s largest fertilizer companies. In the Industrials sector, the overweight in truck and diesel engine manufacturer Navistar International contributed to performance. Navistar shares rose as the company received an order from a large trucking firm for more than 5,000 heavy-duty commercial trucks through 2014. The stock was subsequently upgraded by a Wall Street brokerage firm, citing strong end-market demand in Brazil, positive initial activity in India, recovering cyclical demand in the recreational vehicle segment, and debt and credit agreements that have improved the company’s balance sheet.

The Portfolio is invested in stocks trading at material discounts to our assessment of their worth. As prospects for a gradual economic recovery improved during the period, we look to own companies with strong balance sheets trading at a discount to their earnings power in the context of a potential recovery.

In the Financials sector, we were overweight selected insurance companies that we felt had the strongest balance sheets and least credit exposure. We were also overweight diversified financials that we felt were strongly capitalized yet still undervalued. Lastly, we were underweight real estate investment trusts, which we believed more than reflected their intrinsic valuations. Among Utilities, we were overweight selected independent power producers with attractive valuations and strong cash flow generation. Among Industrials, we were overweight selected aerospace & defense companies that we believed had compelling valuations and that we believed would benefit from new product introductions. We were underweight industrial conglomerate General Electric as we believed the company’s GE Capital unit was undercapitalized and the ongoing mortgage and credit issues in that division would offset any positive trends in the company’s other business units. In the Consumer Staples sector, we were overweight selected food & staples retailers. Among Telecommunication Services stocks, we were overweight selected wireless

MSF-1

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Managed By Pyramis Global Advisors, LLC

Portfolio Manager Commentary*

and diversified service providers we believed had compelling valuations and attractive growth prospects. In the Information Technology sector, we were overweight computer and peripherals manufacturers, as we believed that PC demand remained strong and valuations remained attractive.

Ciaran O’Neill

Portfolio Manager

Pyramis Global Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2010

	6 Months	1 Year	5 Year	10 Year	Since Inception[2]
FI Value Leaders Portfolio
Class A	-7.54	12.77	-2.54	-1.37	—
Class B	-7.66	12.50	-2.79	—	2.82
Class D	-7.59	12.66	—	—	-6.96
Class E	-7.61	12.61	-2.68	—	- 1.15
Russell 1000 Value Index	-5.12	16.92	-1.64	2.38	—

1 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

2 Inception dates of the Class A, Class B, Class D and Class E shares are 4/30/93, 7/30/02, 5/2/06 and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may flucuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2010

Top Holdings

% of Net Assets
Bank of America Corp.	4.5
JPMorgan Chase & Co.	4.4
Wells Fargo & Co.	3.8
Pfizer, Inc.	3.7
Chevron Corp.	3.4
Merck & Co., Inc.	3.0
Wal-Mart Stores, Inc.	2.7
AT&T, Inc.	2.3
The Goldman Sachs Group, Inc.	2.2
NII Holdings, Inc.	2.0

Top Sectors

% of Net Assets
Financials	27.5
Energy	13.7
Health Care	11.1
Industrials	10.0
Consumer Discretionary	8.4
Consumer Staples	8.2
Telecommunications	7.3
Information Technology	6.6
Utilities	5.3
Materials	1.9

MSF-3

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 through June 30, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

FI Value Leaders Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses paid during period* January 1, 2010 to June 30, 2010
Class A	Actual	0.73%	$1,000.00	$924.57	$3.48
	Hypothetical	0.73%	$1,000.00	$1,021.13	$3.66

Class B	Actual	0.98%	$1,000.00	$923.42	$4.67
	Hypothetical	0.98%	$1,000.00	$1,019.87	$4.91

Class D	Actual	0.83%	$1,000.00	$924.07	$3.96
	Hypothetical	0.83%	$1,000.00	$1,020.62	$4.16

Class E	Actual	0.88%	$1,000.00	$923.86	$4.20
	Hypothetical	0.88%	$1,000.00	$1,020.37	$4.41

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—100.0% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—3.1%
Honeywell International, Inc.	79,180	$3,090,395
Lockheed Martin Corp.	31,630	2,356,435
Precision Castparts Corp. (a)	29,180	3,003,206
United Technologies Corp.	68,550	4,449,580

		12,899,616

Auto Components—0.7%
Dana Holding Corp. (b)	282,660	2,826,600

Beverages—1.0%
Molson Coors Brewing Co.	94,900	4,019,964

Biotechnology—0.9%
Biogen Idec, Inc. (b)	82,990	3,937,876

Building Products—0.6%
USG Corp. (a) (b)	189,910	2,294,113

Capital Markets—4.9%
Morgan Stanley	318,390	7,389,832
TD Ameritrade Holding Corp. (a) (b)	241,130	3,689,289
The Goldman Sachs Group, Inc.	70,150	9,208,590

		20,287,711

Commercial Banks—3.8%
Wells Fargo & Co.	620,900	15,895,040

Commercial Services & Supplies—0.5%
R.R. Donnelley & Sons Co.	124,490	2,037,901

Computers & Peripherals—5.8%
Dell, Inc. (b)	520,180	6,273,370
Hewlett-Packard Co.	154,300	6,678,104
NCR Corp. (b)	158,390	1,919,687
Seagate Technology (b)	351,500	4,583,560
Western Digital Corp. (b)	152,630	4,603,321

		24,058,042

Containers & Packaging—0.6%
Owens-Illinois, Inc. (b)	100,700	2,663,515

Diversified Financial Services—12.8%
Bank of America Corp.	1,300,620	18,689,909
Citigroup, Inc. (b)	1,729,810	6,504,086
CME Group, Inc.	12,190	3,432,095
Interactive Brokers Group, Inc. (a) (b)	210,850	3,500,110
JPMorgan Chase & Co.	500,148	18,310,418
PHH Corp. (a) (b)	143,330	2,729,003

		53,165,621

Diversified Telecommunication Services—5.3%
AT&T, Inc.	400,900	9,697,771
CenturyTel, Inc. (a)	120,752	4,022,249
Qwest Communications International, Inc. (a)	1,556,650	8,172,413

		21,892,433

Security Description	Shares	Value*

Electric Utilities—3.2%
Allegheny Energy, Inc.	198,780	$4,110,770
Edison International	126,130	4,000,844
Exelon Corp.	140,540	5,336,304

		13,447,918

Energy Equipment & Services—1.6%
Ensco plc (ADR)	113,300	4,450,424
Patterson-UTI Energy, Inc. (a)	181,290	2,333,202

		6,783,626

Food & Staples Retailing—4.4%
CVS Caremark Corp.	234,330	6,870,556
Wal-Mart Stores, Inc.	232,260	11,164,738

		18,035,294

Food Products—1.6%
Kraft Foods, Inc. (Class A) (a)	235,430	6,592,040

Health Care Equipment & Supplies—0.7%
Kinetic Concepts, Inc. (a) (b)	75,620	2,760,886

Health Care Providers & Services—2.1%
Humana, Inc. (b)	65,320	2,983,165
WellPoint, Inc. (b)	112,870	5,522,729

		8,505,894

Hotels, Restaurants & Leisure—0.9%
Wyndham Worldwide Corp.	194,100	3,909,174

Household Products—1.3%
The Procter & Gamble Co.	91,920	5,513,362

Independent Power Producers & Energy Traders—2.1%
Mirant Corp. (b)	277,360	2,928,921
NRG Energy, Inc. (a) (b)	263,470	5,588,199

		8,517,120

Industrial Conglomerates—0.9%
General Electric Co.	261,980	3,777,752

Insurance—5.9%
ACE, Ltd.	64,424	3,316,547
Aegon NV (b)	789,500	4,168,560
Assurant, Inc.	89,730	3,113,631
Fidelity National Financial, Inc.	245,770	3,192,552
Genworth Financial, Inc. (Class A) (b)	400,280	5,231,660
Lincoln National Corp.	133,960	3,253,888
MBIA, Inc. (a) (b)	398,160	2,233,678

		24,510,516

Machinery—3.3%
AGCO Corp. (a) (b)	121,540	3,277,934
Joy Global, Inc.	58,430	2,926,759
Navistar International Corp. (a) (b)	98,270	4,834,884

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Machinery—(Continued)
Terex Corp. (b)	146,980	$2,754,405

		13,793,982

Media—4.1%
CBS Corp. (Class B) (a)	464,340	6,003,916
Comcast Corp. (Class A) (a)	440,690	7,654,785
DISH Network Corp. (b)	177,550	3,222,533

		16,881,234

Metals & Mining—1.3%
Cliffs Natural Resources, Inc.	60,840	2,869,214
Commercial Metals Co. (a)	184,325	2,436,777

		5,305,991

Office Electronics—0.8%
Xerox Corp.	406,010	3,264,320

Oil, Gas & Consumable Fuels—12.0%
Anadarko Petroleum Corp.	170,640	6,158,398
Chevron Corp.	207,030	14,049,056
Marathon Oil Corp.	224,720	6,986,545
Noble Corp.	162,380	5,019,166
Occidental Petroleum Corp.	80,560	6,215,204
Overseas Shipholding Group, Inc. (a)	60,430	2,238,327
Petrohawk Energy Corp. (a) (b)	233,250	3,958,252
Valero Energy Corp.	286,050	5,143,179

		49,768,127

Pharmaceuticals—7.5%
King Pharmaceuticals, Inc. (a) (b)	454,240	3,447,682
Merck & Co., Inc.	350,490	12,256,635
Pfizer, Inc.	1,069,560	15,251,925

		30,956,242

Road & Rail—0.8%
Norfolk Southern Corp.	65,560	3,477,958

Specialty Retail—2.7%
American Eagle Outfitters, Inc.	142,800	1,677,900
Best Buy Co., Inc. (a)	107,440	3,637,918
Lowe’s Cos., Inc.	285,940	5,838,895

		11,154,713

Security Description	Shares	Value*

Trading Companies & Distributors—0.8%
WESCO International, Inc. (a) (b)	93,750	$3,156,563

Wireless Telecommunication Services—2.0%
NII Holdings, Inc. (b)	252,290	8,204,471

Total Common Stock (Identified Cost $418,677,893)		414,295,615

Short Term Investments—11.3%

Mutual Funds—11.3%
State Street Navigator Securities Lending Prime Portfolio (c)	46,945,664	46,945,664

Total Short Term Investments (Identified Cost $46,945,664)		46,945,664

Total Investments—111.3% (Identified Cost $465,623,557) (d)		461,241,279
Liabilities in excess of other assets		(46,982,402)

Net Assets—100.0%		$414,258,877

(a)	All or a portion of the security was on loan. As of June 30, 2010, the market value of securities loaned was $45,998,392 and the collateral received consisted of cash in the amount of $46,945,664 and non-cash collateral with a value of $1,054,444. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2010 was $465,623,557 and the composition of unrealized appreciation and depreciation of investment securities was $27,415,905 and $(31,798,183), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between level 1 and level 2 deemed significant (greater than 10% of total assets), if any, will be disclosed following the valuation table below. For the period ended June 30, 2010, there were no transfers between levels 1 and 2. For information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value of the Portfolio’s investments as of June 30, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$414,295,615	$—	$—	$414,295,615
Total Short Term Investments*	46,945,664	—	—	46,945,664
Total Investments	$461,241,279	$—	$—	$461,241,279

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Statement of Assets & Liabilities

June 30, 2010 (Unaudited)

Assets
Investments at value (a)(b)		$461,241,279
Cash		295,169
Cash denominated in foreign currencies (c)		45
Receivable for:
Fund shares sold		192,587
Accrued interest and dividends		296,064
Foreign taxes		1,274

Total Assets		462,026,418
Liabilities
Payable for:
Fund shares redeemed	$436,339
Collateral for securities loaned	46,945,664
Accrued expenses:
Management fees	246,340
Distribution and service fees	24,814
Deferred directors’ fees	16,330
Other expenses	98,054

Total Liabilities		47,767,541

Net Assets		$414,258,877

Net assets consists of:
Paid in surplus		$671,014,914
Undistributed net investment income		2,233,887
Accumulated net realized losses		(254,607,632)
Unrealized depreciation on investments and foreign currency transactions		(4,382,292)

Net Assets		$414,258,877

Net Assets
Class A		$221,751,163
Class B		51,930,331
Class D		118,151,218
Class E		22,426,165

Capital Shares (Authorized) Outstanding
Class A (4,000,000)		1,938,334
Class B (2,000,000)		455,137
Class D (3,000,000)		1,034,127
Class E (1,000,000)		196,473

Net Asset Value, Offering and Redemption Price Per Share
Class A		$114.40
Class B		114.10
Class D		114.25
Class E		114.14

(a)	Identified cost of investments was $465,623,557.
(b)	Includes securities on loan with a value of $45,998,392.
(c)	Identified cost of cash denominated in foreign currencies was $59.

Statement of Operations

Six months ended June 30, 2010 (Unaudited)

Investment Income
Dividends		$4,178,054
Interest (a)		31,367

		4,209,421
Expenses
Management fees	$1,597,987
Distribution and service fees—Class B	73,165
Distribution and service fees—Class D	68,192
Distribution and service fees—Class E	19,167
Directors’ fees and expenses	19,344
Custodian and accounting	27,618
Audit and tax services	15,900
Legal	1,973
Shareholder reporting	73,760
Insurance	3,183
Miscellaneous	6,185

Total expenses		1,906,474

Net Investment Income		2,302,947

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments		22,208,816
Net change in unrealized depreciation on:
Investments	(57,161,625)
Foreign currency transactions	(2)	(57,161,627)

Net realized and unrealized loss		(34,952,811)

Net Decrease in Net Assets From Operations		$(32,649,864)

(a)	Includes income on securities loaned of $31,366.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$2,302,947	$7,307,285
Net realized gain (loss)	22,208,816	(71,535,272)
Net change in unrealized appreciation (depreciation)	(57,161,627)	152,153,583

Increase (decrease) in net assets from operations	(32,649,864)	87,925,596

From Distributions to Shareholders
Net investment income
Class A	(4,054,236)	(6,627,562)
Class B	(812,036)	(1,289,712)
Class D	(2,051,777)	(3,467,657)
Class E	(372,789)	(632,857)

Total distributions	(7,290,838)	(12,017,788)

Decrease in net assets from capital share transactions	(25,762,240)	(34,574,244)

Total increase (decrease) in net assets	(65,702,942)	41,333,564

Net Assets
Beginning of the period	479,961,819	438,628,255

End of the period	$414,258,877	$479,961,819

Undistributed Net Investment Income
End of the period	$2,233,887	$7,221,778

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	18,157	$2,372,228	127,387	$12,831,066
Reinvestments	29,222	4,054,236	71,587	6,627,562
Redemptions	(166,564)	(21,621,283)	(335,092)	(35,753,320)

Net decrease	(119,185)	$(15,194,819)	(136,118)	$(16,294,692)

Class B
Sales	19,468	$2,533,774	60,097	$6,120,664
Reinvestments	5,866	812,036	13,953	1,289,712
Redemptions	(32,575)	(4,218,532)	(70,087)	(7,606,098)

Net increase (decrease)	(7,241)	$(872,722)	3,963	$(195,722)

Class D
Sales	41,997	$5,452,157	106,255	$11,343,655
Reinvestments	14,806	2,051,777	37,488	3,467,657
Redemptions	(122,742)	(15,961,346)	(281,394)	(30,046,007)

Net decrease	(65,939)	$(8,457,412)	(137,651)	$(15,234,695)

Class E
Sales	11,864	$1,540,956	24,185	$2,576,836
Reinvestments	2,692	372,789	6,847	632,857
Redemptions	(24,189)	(3,151,032)	(58,568)	(6,058,828)

Net decrease	(9,633)	$(1,237,287)	(27,536)	$(2,849,135)

Decrease derived from capital share transactions		$(25,762,240)		$(34,574,244)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$125.57		$106.51	$196.17	$208.36	$193.08	$176.54

Income (Loss) From Investment Operations
Net investment income	0.67	(a)	1.90 (a)	2.88 (a)	2.81 (a)	2.58	1.92
Net realized and unrealized gain (loss) on investments	(9.78)		20.27	(72.50)	6.52	20.14	16.67

Total from investment operations	(9.11)		22.17	(69.62)	9.33	22.72	18.59

Less Distributions
Distributions from net investment income	(2.06)		(3.11)	(3.12)	(2.06)	(2.25)	(2.05)
Distributions from net realized capital gains	0.00		0.00	(16.92)	(19.46)	(5.19)	0.00

Total distributions	(2.06)		(3.11)	(20.04)	(21.52)	(7.44)	(2.05)

Net Asset Value, End of Period	$114.40		$125.57	$106.51	$196.17	$208.36	$193.08

Total Return (%)	(7.54	)(b)	21.85	(38.95)	4.20	11.93	10.69

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	(c)	0.77	0.71	0.71	0.72	0.73
Net ratio of expenses to average net assets (%) (d)	N/A		N/A	N/A	N/A	0.71	0.69
Ratio of net investment income to average net assets (%)	1.03	(c)	1.76	1.94	1.38	1.18	0.92
Portfolio turnover rate (%)	77	(c)	133	191	145	213	94
Net assets, end of period (in millions)	$221.75		$258.36	$233.64	$447.66	$504.49	$533.73

	Class B
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$125.16		$106.08	$195.36	$207.58	$192.26	$175.91

Income (Loss) From Investment Operations
Net investment income	0.50	(a)	1.61 (a)	2.51 (a)	2.30 (a)	2.10	1.26
Net realized and unrealized gain (loss) on investments	(9.77)		20.22	(72.26)	6.47	20.04	16.86

Total from investment operations	(9.27)		21.83	(69.75)	8.77	22.14	18.12

Less Distributions
Distributions from net investment income	(1.79)		(2.75)	(2.61)	(1.53)	(1.63)	(1.77)
Distributions from net realized capital gains	0.00		0.00	(16.92)	(19.46)	(5.19)	0.00

Total distributions	(1.79)		(2.75)	(19.53)	(20.99)	(6.82)	(1.77)

Net Asset Value, End of Period	$114.10		$125.16	$106.08	$195.36	$207.58	$192.26

Total Return (%)	(7.66	)(b)	21.49	(39.10)	3.94	11.66	10.43

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	(c)	1.02	0.96	0.96	0.97	0.98
Net ratio of expenses to average net assets (%) (d)	N/A		N/A	N/A	N/A	0.96	0.94
Ratio of net investment income to average net assets (%)	0.79	(c)	1.50	1.72	1.14	1.00	0.70
Portfolio turnover rate (%)	77	(c)	133	191	145	213	94
Net assets, end of period (in millions)	$51.93		$57.87	$48.63	$75.73	$66.88	$27.14

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class D
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006(e)
Net Asset Value, Beginning of Period	$125.37		$106.29	$195.78	$207.95	$200.55

Income (Loss) From Investment Operations
Net investment income	0.60	(a)	1.78 (a)	2.73 (a)	2.60 (a)	1.80
Net realized and unrealized gain (loss) on investments	(9.77)		20.26	(72.39)	6.49	5.60

Total from investment operations	(9.17)		22.04	(69.66)	9.09	7.40

Less Distributions
Distributions from net investment income	(1.95)		(2.96)	(2.91)	(1.80)	0.00
Distributions from net realized capital gains	0.00		0.00	(16.92)	(19.46)	0.00

Total distributions	(1.95)		(2.96)	(19.83)	(21.26)	0.00

Net Asset Value, End of Period	$114.25		$125.37	$106.29	$195.78	$207.95

Total Return (%)	(7.59	)(b)	21.72	(39.01)	4.09	3.69	(b)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	(c)	0.87	0.81	0.81	0.82	(c)
Net ratio of expenses to average net assets (%) (d)	N/A		N/A	N/A	N/A	0.81	(c)
Ratio of net investment income to average net assets (%)	0.93	(c)	1.66	1.84	1.27	1.25	(c)
Portfolio turnover rate (%)	77	(c)	133	191	145	213
Net assets, end of period (in millions)	$118.15		$137.92	$131.56	$272.19	$337.46

	Class E
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$125.24		$106.15	$195.49	$207.69	$192.40	$175.93

Income (Loss) From Investment Operations
Net investment income	0.57	(a)	1.73 (a)	2.65 (a)	2.49 (a)	2.17	1.29
Net realized and unrealized gain (loss) on investments	(9.77)		20.25	(72.26)	6.48	20.18	16.98

Total from investment operations	(9.20)		21.98	(69.61)	8.97	22.35	18.27

Less Distributions
Distributions from net investment income	(1.90)		(2.89)	(2.81)	(1.71)	(1.87)	(1.80)
Distributions from net realized capital gains	0.00		0.00	(16.92)	(19.46)	(5.19)	0.00

Total distributions	(1.90)		(2.89)	(19.73)	(21.17)	(7.06)	(1.80)

Net Asset Value, End of Period	$114.14		$125.24	$106.15	$195.49	$207.69	$192.40

Total Return (%)	(7.61	)(b)	21.66	(39.03)	4.04	11.77	10.53

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	(c)	0.92	0.86	0.86	0.87	0.88
Net ratio of expenses to average net assets (%) (d)	N/A		N/A	N/A	N/A	0.86	0.84
Ratio of net investment income to average net assets (%)	0.89	(c)	1.62	1.78	1.22	1.05	0.78
Portfolio turnover rate (%)	77	(c)	133	191	145	213	94
Net assets, end of period (in millions)	$22.43		$25.81	$24.80	$51.62	$60.84	$46.86

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets in prior years includes the effect of broker commission recapture credits.
(e)	Commencement of operations was May 2, 2006.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The FI Value Leaders Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class D and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class D and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the

MSF-12

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”).

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to capital loss carryforwards, post October loss deferral and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through

MSF-13

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2010	% per Annum	Average daily net assets
$1,597,987	0.700%	Of the first $200 million
	0.650%	Of the next $300 million
	0.600%	Of the next $1.5 billion
	0.550%	On amounts in excess of $2 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Pyramis Global Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-14

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife Advisers is an affiliate of MetLife and MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D and E shares. Under the Distribution and Service Plan, the Class B, D and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D and E shares. The fees under the Distribution and Service Plan for each applicable class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.10% per year for Class D shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2010 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$180,680,842	$0	$210,646,062

5.	MARKET, CREDIT AND COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts it’s exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

MSF-15

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$12,017,788	$53,474,329	$—	$27,683,566	$—	$—	$12,017,788	$81,157,895

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$7,236,660	$—	$16,186,610	$(239,022,860)	$(215,599,590)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future realized capital gains. As of December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$123,997,310	$115,025,550	$239,022,860

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$(1,200,863)

7.	RECENT ACCOUNTING PRONOUNCEMENT

The Portfolio adopted Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”, effective March 31, 2010. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

8.	SUBSEQUENT EVENTS

Management completed an evaluation of the impact of all subsequent events on the Portfolio’s financial statements and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

MSF-16

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-17

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2010, the Class A, B, and E shares of the Jennison Growth Portfolio returned -10.22%, -10.37%, and -10.35%, respectively, compared to its benchmark, the Russell 1000 Growth Index1, which returned -7.65%.

MARKET ENVIRONMENT/CONDITIONS

Economic recovery in the U.S., although uneven, seemed to be gaining momentum in the early months of 2010. Manufacturing activity increased, and employment showed signs of reaching a positive turning point. Corporate profits, which improved largely due to workforce and inventory reductions, provided fuel for a recovery in equities. Favorable interest rate and liquidity conditions contributed to the rally, as well.

Clouds began to gather on the growth horizon into the year, however, as the pace of improvement decelerated from levels attained earlier. Markets grappled with the effects of reduced stimulus in the housing sector, persistently subpar job growth, and flagging confidence indicators. On the other hand, wages continued to increase, private sector payrolls continued to grow, and corporate earnings continued to expand.

In Europe, a sovereign debt crisis in several European Union member states weakened the euro and prompted the European Central Bank to devise a lending and support package of almost $1 trillion. Attempts in China to cool the domestic property market likewise raised fears that global growth might slow more than anticipated. In the period’s second half, equities around the world entered a corrective phase.

Domestic markets rose and fell with turns in Washington policy debates. In March, President Obama signed legislation to overhaul the U.S. health care system, one of the most significant public policy initiatives since the advent of Medicare and Medicaid in 1965. Although the enacted plan is projected to reduce the federal deficit over the longer term, many of its cost-savings provisions are slated to take effect later in the decade, suggesting that the budget deficit will likely surge in the near term, as health care expenditures compound the expansive debt incurred through stimulus spending and federal bailouts. With health care legislation enacted, the debate shifted to financial reform. The shape and details of this initiative shifted meaningfully, and often in opposite directions, contributing to increased equity market volatility, as investors attempted to both monitor changing details of the complex proposals and analyze their implications.

PORTFOLIO REVIEW/CURRENT POSITIONING

Every sector in the Russell 1000 Growth Index benchmark declined during the period, with losses largest in energy, materials and information technology. Stock selection detracted from Portfolio performance in the health care sector, where Baxter International fell after it lowered its financial outlook, citing new health care legislation and weakness in its blood plasma products business. We eliminated the Portfolio’s position in Baxter shares. Gilead Sciences’ decline reflected reduced earnings and revenue guidance stemming from health care reform.

In the financials sector, Goldman Sachs was hurt by uncertainty surrounding proposed financial reform and news of a U.S. Securities and Exchange Commission civil action against the company related to a transaction in 2007.

In consumer discretionary, Amazon.com declined on competitive threats to its portable wireless reader Kindle, most notably the launch of Apple’s iPad. Although Kindle does not represent a significant percentage of Amazon’s current business, the stock’s valuation has been supported by expectations that increasing digital media sales will help drive margin expansion over the longer term. We continued to view Amazon as a prime beneficiary of the ongoing secular shift toward e-commerce.

In information technology, declines in Google and Qualcomm offset gains in Baidu and VMware. Google fell after voluntarily suspending its business operations in China in the wake of cyber attacks on its email service that targeted Chinese human rights activists. Baidu, the No.1 search engine in China, surged on the Google news and on the launch of a new search advertising system. Cell-phone chipmaker Qualcomm was hurt by price competition among handset vendors, which weighed on chipset average selling prices. We sold the Portfolio’s position in Qualcomm shares. VMware climbed on much better than expected revenue and earnings. Companies use its software to more efficiently integrate and manage server, storage, and networking functions, thereby lowering their operating costs.

Security selection was beneficial in industrials, where Cummins posted a 40%-plus advance. The company makes diesel and natural gas engines, electric power generation systems, and engine-related component products. It is the only independent engine manufacturer that meets 2010 Environmental Protection Agency emissions standards for North America on-highway applications. We liked Cummins’ exposure to emerging market and global power demand.

In health care, Illumina advanced solidly. The company’s genotyping, next-generation sequencing, and gene-expression tools isolate and analyze genetic information, allowing researchers to determine which genetic combinations are associated with various diseases. This facilitates faster diagnoses, better drugs, and individualized treatments.

MSF-1

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*

The selection of individual securities based on company-specific fundamentals drives the Portfolio sector allocations. Over the six-month period, we increased the Portfolio’s weight in the industrials and consumer discretionary sectors, and lowered weights in health care and financials. We continue to position the Portfolio in favor of companies we believe are poised to generate both above-average earnings and sales growth over the balance of this year and next.

Kathleen A. McCarragher

Spiros “Sig” Segalas

Michael A. Del Balso

Portfolio Managers

Jennison Associates LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2010

	6 Months	1 Year	5 Year	Since Inception[2]
Jennison Growth Portfolio
Class A	-10.22	11.31	0.81	1.66
Class B	-10.37	10.93	0.54	1.39
Class E	-10.35	11.09	0.64	1.99
Russell 1000 Growth Index	-7.65	13.62	0.38	1.32

1 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

2 Inception dates of the Class A, Class B and Class E shares are 5/1/02, 5/1/02 and 4/27/05, respectively. Index since inception return is based on the Class A inception date.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may flucuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2010

Top Holdings

% of Net Assets
Apple, Inc.	5.4
Amazon.com, Inc.	3.3
The Walt Disney Co.	3.0
Hewlett-Packard Co.	2.9
Google, Inc. (Class A)	2.9
Schlumberger, Ltd.	2.9
Microsoft Corp.	2.8
Visa, Inc.	2.7
Cisco Systems, Inc.	2.6
MasterCard, Inc.	2.5

Top Sectors

% of Net Assets
Information Technology	38.8
Consumer Discretionary	19.3
Health Care	16.3
Industrials	8.1
Energy	6.1
Consumer Staples	5.5
Financials	4.4
Cash & Equivalents	1.5

MSF-3

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 through June 30, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Jennison Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses paid during period* January 1, 2010 to June 30, 2010
Class A(a)	Actual	0.60%	$1,000.00	$897.81	$2.82
	Hypothetical	0.60%	$1,000.00	$1,021.78	$3.01

Class B(a)	Actual	0.85%	$1,000.00	$896.25	$4.00
	Hypothetical	0.85%	$1,000.00	$1,020.52	$4.26

Class E(a)	Actual	0.75%	$1,000.00	$896.51	$3.53
	Hypothetical	0.75%	$1,000.00	$1,021.02	$3.76

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—98.5% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—4.2%
Precision Castparts Corp.	277,578	$28,568,328
The Boeing Co.	421,252	26,433,563
United Technologies Corp.	296,300	19,232,833

		74,234,724

Auto Components—0.8%
Johnson Controls, Inc.	505,968	13,595,360

Biotechnology—4.1%
Celgene Corp. (a)	587,101	29,836,473
Gilead Sciences, Inc. (a)	812,622	27,856,682
Vertex Pharmaceuticals, Inc. (a) (b)	420,664	13,839,846

		71,533,001

Capital Markets—3.1%
Morgan Stanley	782,694	18,166,328
The Charles Schwab Corp.	1,371,299	19,445,020
The Goldman Sachs Group, Inc.	126,939	16,663,282

		54,274,630

Communications Equipment—4.2%
Cisco Systems, Inc. (a)	2,116,434	45,101,208
Juniper Networks, Inc. (a)	1,261,323	28,783,391

		73,884,599

Computers & Peripherals—10.5%
Apple, Inc. (a)	376,255	94,639,420
Hewlett-Packard Co.	1,209,187	52,333,613
NetApp, Inc. (a)	1,035,483	38,633,871

		185,606,904

Construction & Engineering—0.6%
Quanta Services, Inc. (a)	537,700	11,103,505

Diversified Financial Services—1.3%
JPMorgan Chase & Co.	610,690	22,357,361

Electronic Equipment, Instruments & Components—1.2%
Agilent Technologies, Inc. (a)	736,388	20,935,511

Energy Equipment & Services—2.9%
Schlumberger, Ltd.	914,856	50,628,131

Food & Staples Retailing—1.9%
Costco Wholesale Corp.	398,293	21,838,405
Whole Foods Market, Inc. (a)	343,524	12,373,735

		34,212,140

Food Products—2.3%
Kraft Foods, Inc. (Class A)	783,703	21,943,684
Unilever plc (ADR)	708,765	18,945,288

		40,888,972

Security Description	Shares	Value*

Health Care Equipment & Supplies—1.9%
Alcon, Inc.	224,549	$33,275,916

Health Care Providers & Services—3.4%
Express Scripts, Inc. (a)	476,332	22,397,130
Medco Health Solutions, Inc. (a)	698,022	38,447,052

		60,844,182

Hotels, Restaurants & Leisure—2.4%
Marriott International, Inc. (b)	796,141	23,836,462
Starbucks Corp.	750,470	18,236,421

		42,072,883

Household Products—1.2%
Colgate-Palmolive Co.	270,398	21,296,547

Industrial Conglomerates—1.2%
Koninklijke Philips Electronics NV (ADR)	695,144	20,743,097

Internet & Catalog Retail—3.3%
Amazon.com, Inc. (a)	540,076	59,008,704

Internet Software & Services—4.8%
Baidu, Inc. (ADR) (a)	266,122	18,117,586
Google, Inc. (Class A) (a)	114,864	51,108,737
Tencent Holdings, Ltd. (HKD)	956,042	15,765,620

		84,991,943

IT Services—6.8%
International Business Machines Corp.	221,384	27,336,497
MasterCard, Inc.	223,559	44,606,727
Visa, Inc.	678,544	48,006,988

		119,950,212

Life Sciences Tools & Services—0.8%
Illumina, Inc. (a) (b)	332,046	14,453,962

Machinery—1.4%
Cummins, Inc.	104,902	6,832,267
Ingersoll-Rand plc	538,782	18,582,591

		25,414,858

Media—3.0%
The Walt Disney Co.	1,664,068	52,418,142

Multiline Retail—3.0%
Dollar General Corp. (a) (b)	771,371	21,251,271
Target Corp.	632,302	31,090,289

		52,341,560

Oil, Gas & Consumable Fuels—3.3%
Occidental Petroleum Corp.	566,988	43,743,124
Southwestern Energy Co. (a)	353,900	13,674,696

		57,417,820

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Pharmaceuticals—6.1%
Abbott Laboratories	597,070	$27,930,934
Allergan, Inc.	25,630	1,493,204
Mylan, Inc. (a) (b)	766,649	13,063,699
Roche Holding AG (ADR)	472,843	16,218,515
Shire plc (ADR)	247,094	15,166,630
Teva Pharmaceutical Industries, Ltd. (ADR)	630,888	32,799,867

		106,672,849

Road & Rail—0.6%
Union Pacific Corp.	161,741	11,242,617

Semiconductors & Semiconductor Equipment—3.2%
Broadcom Corp.	488,142	16,094,042
Intel Corp.	1,474,551	28,680,017
Marvell Technology Group, Ltd. (a) (b)	723,298	11,399,176

		56,173,235

Software—8.1%
Adobe Systems, Inc. (a)	1,277,269	33,758,220
Microsoft Corp.	2,143,927	49,331,760
Salesforce.com, Inc. (a) (b)	377,856	32,427,602
SolarWinds, Inc. (a)	437,200	7,012,688
VMware, Inc. (a)	324,368	20,302,193

		142,832,463

Specialty Retail—2.2%
Home Depot, Inc.	433,601	12,171,180
Staples, Inc.	870,066	16,574,757
Tiffany & Co.	261,925	9,929,577

		38,675,514

Textiles, Apparel & Luxury Goods—4.7%
Coach, Inc.	557,703	20,384,045
Nike, Inc. (b)	605,771	40,919,831
Polo Ralph Lauren Corp.	289,178	21,098,427

		82,402,303

Total Common Stock (Identified Cost $1,668,219,686)		1,735,483,645

Short Term Investments—5.0%
Security Description	Shares/Par Amount	Value*

Mutual Funds—3.4%
State Street Navigator Securities Lending Prime Portfolio (c)	58,865,000	$58,865,000

Repurchase Agreement—1.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/10 at 0.000% to be repurchased at $28,699,000 on 07/01/10, collateralized by $28,630,000 Federal Home Loan Bank due 02/20/29 with a value of $29,274,175.	$28,699,000	28,699,000

Total Short Term Investments (Identified Cost $87,564,000)		87,564,000

Total Investments—103.5% (Identified Cost $1,755,783,686) (d)		1,823,047,645
Liabilities in excess of other assets		(61,580,535)

Net Assets—100.0%		$1,761,467,110

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of June 30, 2010, the market value of securities loaned was $56,746,355 and the collateral received consisted of cash in the amount of $58,865,000. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2010 was $1,755,785,799 and the composition of unrealized appreciation and depreciation of investment securities was $169,365,426 and $(102,103,580), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(HKD)—	Hong Kong Dollar

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between level 1 and level 2 deemed significant (greater than 10% of total assets), if any, will be disclosed following the valuation table below. For the period ended June 30, 2010, there were no transfers between levels 1 and 2. For information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value of the Portfolio’s investments as of June 30, 2010:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$74,234,724	$—	$—	$74,234,724
Auto Components	13,595,360	—	—	13,595,360
Biotechnology	71,533,001	—	—	71,533,001
Capital Markets	54,274,630	—	—	54,274,630
Communications Equipment	73,884,599	—	—	73,884,599
Computers & Peripherals	185,606,904	—	—	185,606,904
Construction & Engineering	11,103,505	—	—	11,103,505
Diversified Financial Services	22,357,361	—	—	22,357,361
Electronic Equipment, Instruments & Components	20,935,511	—	—	20,935,511
Energy Equipment & Services	50,628,131	—	—	50,628,131
Food & Staples Retailing	34,212,140	—	—	34,212,140
Food Products	40,888,972	—	—	40,888,972
Health Care Equipment & Supplies	33,275,916	—	—	33,275,916
Health Care Providers & Services	60,844,182	—	—	60,844,182
Hotels, Restaurants & Leisure	42,072,883	—	—	42,072,883
Household Products	21,296,547	—	—	21,296,547
Industrial Conglomerates	20,743,097	—	—	20,743,097
Internet & Catalog Retail	59,008,704	—	—	59,008,704
Internet Software & Services	69,226,323	15,765,620	—	84,991,943
IT Services	119,950,212	—	—	119,950,212
Life Sciences Tools & Services	14,453,962	—	—	14,453,962
Machinery	25,414,858	—	—	25,414,858
Media	52,418,142	—	—	52,418,142
Multiline Retail	52,341,560	—	—	52,341,560
Oil, Gas & Consumable Fuels	57,417,820	—	—	57,417,820
Pharmaceuticals	106,672,849	—	—	106,672,849
Road & Rail	11,242,617	—	—	11,242,617
Semiconductors & Semiconductor Equipment	56,173,235	—	—	56,173,235
Software	142,832,463	—	—	142,832,463
Specialty Retail	38,675,514	—	—	38,675,514
Textiles, Apparel & Luxury Goods	82,402,303	—	—	82,402,303
Total Common Stock	1,719,718,025	15,765,620	—	1,735,483,645
Short Term Investments
Mutual Funds	58,865,000	—	—	58,865,000
Repurchase Agreement	—	28,699,000	—	28,699,000
Total Short Term Investments	58,865,000	28,699,000	—	87,564,000
Total Investments	$1,778,583,025	$44,464,620	$—	$1,823,047,645

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Statement of Assets & Liabilities

June 30, 2010 (Unaudited)

Assets
Investments at value (a)(b)		$1,823,047,645
Cash		769
Receivable for:
Fund shares sold		692,779
Accrued interest and dividends		1,322,949
Foreign taxes		249,368

Total Assets		1,825,313,510
Liabilities
Payable for:
Securities purchased	$3,335,841
Fund shares redeemed	552,149
Collateral for securities loaned	58,865,000
Accrued expenses:
Management fees	887,875
Distribution and service fees	73,267
Deferred directors’ fees	9,949
Other expenses	122,319

Total Liabilities		63,846,400

Net Assets		$1,761,467,110

Net assets consists of:
Paid in surplus		$1,771,431,462
Undistributed net investment income		3,664,745
Accumulated net realized losses		(80,893,056)
Unrealized appreciation on investments		67,263,959

Net Assets		$1,761,467,110

Net Assets
Class A		$1,423,182,527
Class B		330,418,120
Class E		7,866,463

Capital Shares (Authorized) Outstanding
Class A (210,000,000)		146,113,946
Class B (60,000,000)		34,153,656
Class E (5,000,000)		809,739

Net Asset Value, Offering and Redemption Price Per Share
Class A		$9.74
Class B		9.67
Class E		9.71

(a)	Identified cost of investments was $1,755,783,686.
(b)	Includes securities on loan with a value of $56,746,355.

Statement of Operations

Six months ended June 30, 2010 (Unaudited)

Investment Income
Dividends (a)		$9,971,989
Interest (b)		29,524

		10,001,513
Expenses
Management fees	$6,035,231
Distribution and service fees—Class B	443,014
Distribution and service fees—Class E	6,713
Directors’ fees and expenses	19,785
Custodian and accounting	73,556
Audit and tax services	15,900
Legal	2,547
Shareholder reporting	112,002
Insurance	11,928
Miscellaneous	11,307

Total expenses	6,731,983
Less broker commission recapture	(154,833)
Management fee waivers	(440,324)	6,136,826

Net Investment Income		3,864,687

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	61,266,466
Futures contracts	104,831
Foreign currency transactions	(834)	61,370,463

Net change in unrealized depreciation on:
Investments		(261,849,804)

Net realized and unrealized loss		(200,479,341)

Net Decrease in Net Assets From Operations		$(196,614,654)

(a)	Net of foreign taxes of $417,955.
(b)	Includes income on securities loaned of $27,744.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$3,864,687	$5,700,262
Net realized gain (loss)	61,370,463	(156,906)
Net change in unrealized appreciation (depreciation)	(261,849,804)	513,379,400

Increase (decrease) in net assets from operations	(196,614,654)	518,922,756

From Distributions to Shareholders
Net investment income
Class A	(9,830,423)	(1,461,647)
Class B	(1,431,963)	0
Class E	(42,546)	(1,708)

Total distributions	(11,304,932)	(1,463,355)

Increase (decrease) in net assets from capital share transactions	(12,697,694)	560,933,525

Total increase (decrease) in net assets	(220,617,280)	1,078,392,926

Net Assets
Beginning of the period	1,982,084,390	903,691,464

End of the period	$1,761,467,110	$1,982,084,390

Undistributed Net Investment Income
End of the period	$3,664,745	$11,104,990

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	12,887,552	$142,427,770	71,690,076	$610,298,375
Reinvestments	855,563	9,830,423	181,797	1,461,647
Redemptions	(16,234,849)	(182,755,022)	(9,473,369)	(83,880,191)

Net increase (decrease)	(2,491,734)	$(30,496,829)	62,398,504	$527,879,831

Class B
Sales	4,403,502	$47,265,948	8,881,403	$79,347,784
Reinvestments	125,391	1,431,963	0	0
Redemptions	(2,841,429)	(30,205,638)	(5,311,430)	(46,774,684)

Net increase	1,687,464	$18,492,273	3,569,973	$32,573,100

Class E
Sales	82,855	$903,563	250,528	$2,192,845
Reinvestments	3,712	42,546	213	1,708
Redemptions	(151,471)	(1,639,247)	(191,360)	(1,713,959)

Net increase (decrease)	(64,904)	$(693,138)	59,381	$480,594

Increase (decrease) derived from capital share transactions		$(12,697,694)		$560,933,525

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.91		$7.81	$13.62	$12.71	$12.38	$10.92

Income (Loss) From Investment Operations
Net investment income	0.02	(a)	0.04 (a)	0.05 (a)	0.06 (a)	0.03	0.00
Net realized and unrealized gain (loss) on investments	(1.12)		3.08	(4.61)	1.39	0.31	1.51

Total from investment operations	(1.10)		3.12	(4.56)	1.45	0.34	1.51

Less Distributions
Distributions from net investment income	(0.07)		(0.02)	(0.28)	(0.06)	0.00	(0.05)
Distributions from net realized capital gains	0.00		0.00	(0.97)	(0.48)	(0.01)	0.00

Total distributions	(0.07)		(0.02)	(1.25)	(0.54)	(0.01)	(0.05)

Net Asset Value, End of Period	$9.74		$10.91	$7.81	$13.62	$12.71	$12.38

Total Return (%)	(10.22	)(b)	39.99	(36.43)	11.67	2.76	13.88

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.64	(c)	0.66	0.67	0.67	0.69	0.69
Net ratio of expenses to average net assets (%) (d)	0.58	(c)	0.63	0.65	0.66	0.67	0.68
Ratio of net investment income to average net assets (%)	0.44	(c)	0.44	0.47	0.44	0.31	0.04
Portfolio turnover rate (%)	63	(c)	58	78	71	66	60
Net assets, end of period (in millions)	$1,423.18		$1,621.03	$673.25	$1,016.21	$1,012.20	$758.32

	Class B
	Six months ended June 30, 2010		Year ended December 31,
			2009		2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.83		$7.76		$13.53	$12.63	$12.33	$10.86

Income (Loss) From Investment Operations
Net investment income (loss)	0.01	(a)	0.02	(a)	0.02 (a)	0.02 (a)	0.01	(0.02)
Net realized and unrealized gain (loss) on investments	(1.13)		3.05		(4.57)	1.39	0.30	1.49

Total from investment operations	(1.12)		3.07		(4.55)	1.41	0.31	1.47

Less Distributions
Distributions from net investment income	(0.04)		0.00		(0.25)	(0.03)	0.00	0.00
Distributions from net realized capital gains	0.00		0.00		(0.97)	(0.48)	(0.01)	0.00

Total distributions	(0.04)		0.00		(1.22)	(0.51)	(0.01)	0.00

Net Asset Value, End of Period	$9.67		$10.83		$7.76	$13.53	$12.63	$12.33

Total Return (%)	(10.37	)(b)	39.56		(36.54)	11.39	2.52	13.54

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	(c)	0.91		0.92	0.92	0.94	0.94
Net ratio of expenses to average net assets (%) (d)	0.83	(c)	0.88		0.90	0.91	0.92	0.93
Ratio of net investment income (loss) to average net assets (%)	0.19	(c)	0.20		0.22	0.18	0.06	(0.21)
Portfolio turnover rate (%)	63	(c)	58		78	71	66	60
Net assets, end of period (in millions)	$330.42		$351.54		$224.10	$293.81	$300.05	$296.18

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six months ended June 30, 2010		Year ended December 31,
			2009		2008	2007	2006	2005(e)
Net Asset Value, Beginning of Period	$10.88		$7.78		$13.58	$12.67	$12.36	$10.16

Income (Loss) From Investment Operations
Net investment income (loss)	0.02	(a)	0.03	(a)	0.03 (a)	0.04 (a)	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	(1.14)		3.07		(4.60)	1.39	0.30	2.21

Total from investment operations	(1.12)		3.10		(4.57)	1.43	0.32	2.20

Less Distributions
Distributions from net investment income	(0.05)		(0.00	)(f)	(0.26)	(0.04)	0.00	0.00
Distributions from net realized capital gains	0.00		0.00		(0.97)	(0.48)	(0.01)	0.00

Total distributions	(0.05)		0.00		(1.23)	(0.52)	(0.01)	0.00

Net Asset Value, End of Period	$9.71		$10.88		$7.78	$13.58	$12.67	$12.36

Total Return (%)	(10.35	)(b)	39.88		(36.57)	11.54	2.60	21.65	(b)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	(c)	0.81		0.82	0.82	0.84	0.84	(c)
Net ratio of expenses to average net assets (%) (d)	0.73	(c)	0.78		0.80	0.81	0.82	0.82	(c)
Ratio of net investment income (loss) to average net assets (%)	0.29	(c)	0.30		0.31	0.28	0.24	(0.15	)(c)
Portfolio turnover rate (%)	63	(c)	58		78	71	66	60
Net assets, end of period (in millions)	$7.87		$9.51		$6.35	$12.31	$13.09	$12.76

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers and broker commission recapture credits as detailed in the Notes to Financial Statements.
(e)	Commencement of operations was April 27, 2005.
(f)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The Jennison Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to

MSF-12

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Financial futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to passive foreign investment companies (PFIC), partnership adjustments, capital loss carryforwards and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through

MSF-13

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2010	% per Annum	Average daily net assets
$6,035,231	0.700%	Of the first $200 million
	0.650%	Of the next $300 million
	0.600%	Of the next $1.5 billion
	0.550%	On amounts in excess of $2 billion

MSF-14

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Jennison Associates, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2010 to April 30, 2011, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per Annum Reduction	Average daily net assets
0.050%	Over $300 million and less than $1.8 billion
0.080%	On amounts in excess of $1.8 billion

An identical expense agreement was in place for the period October 1, 2009 through April 30, 2010. Amounts waived for the six months ended June 30, 2010 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife Advisers is an affiliate of MetLife and MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2010 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$597,816,007	$0	$625,163,236

5.	DERIVATIVE INSTRUMENTS

Authoritative accounting guidance requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting.

MSF-15

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Future contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the six months ended June 30, 2010, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 27 through April 29, 2010, the Portfolio had $42,339,564 in equity index futures contracts exposure. At June 30, 2010, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2010, the Portfolio had realized gains in the amount of $104,831 which are shown under net realized gain (loss) on futures contracts in the Statement of Operations.

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts it’s exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$1,463,355	$27,645,961	$—	$97,433,870	$—	$—	$1,463,355	$125,079,831

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$11,111,339	$—	$315,214,429	$(128,364,185)	$197,961,583

MSF-16

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future realized capital gains. As of December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$23,996,468	$104,367,717	$128,364,185

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$—

8.	RECENT ACCOUNTING PRONOUNCEMENT

The Portfolio adopted Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”, effective March 31, 2010. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

9.	SUBSEQUENT EVENTS

Management completed an evaluation of the impact of all subsequent events on the Portfolio’s financial statements and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

MSF-17

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-18

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Managed By Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2010, the Class A, B and E shares of the Loomis Sayles Small Cap Core Portfolio returned -3.15%, -3.28%, and -3.22%, respectively, compared to its benchmark, the Russell 2000 Index1 , which returned -1.95%.

MARKET ENVIRONMENT/CONDITIONS

After getting off to a strong start in the first quarter and then reaching its most recent peaks in mid-April, the equity markets entered a rather persistent sell-off and declined sharply by the end of the second quarter. Although all major indices were down for the six month period, the larger cap and broader market indices were more impacted than the smaller cap indices.

This pull-back has been somewhat deeper than expected, especially in light of the strong first quarter earnings reports, upbeat management commentary that continued into June, and strong corporate balance sheets. Clearly the more “macro” concerns about China, the Euro-zone, fiscal discipline versus stimulus, employment growth, overall market volatility, and the possible trickle down impact of these themes on global economic growth have been dominating investor sentiment.

With second quarter earnings reports beginning in July, company results and commentary will either help to confirm the continuing recovery trends of the past year and suggest that second quarter weakness merely represented a short term soft patch (recoveries are rarely perfectly linear), or they will begin to point towards a more persistently anemic environment. The key will be management commentary around the impact of recent trends in China and Europe on their businesses (e.g., new order growth, sales trends, capital expenditure plans).

PORTFOLIO REVIEW/CURRENT POSITIONING

For the six months ended June 30, 2010, the Portfolio underperformed the Russell 2000 Index primarily due to stock selection in the financials sectors. The financials sector was also the Portfolio’s worst absolute contributor to return for the six month period. Partially offsetting this was strong selection within the healthcare sector and strong absolute performance in the consumer discretionary sector was the top contributor to the Portfolio’s performance.

Within the financials sector, the stocks that had the most negative impact on performance were Stifel Financial, Greenhill & Co. and Capstead Mortgage. Stifel Financial, an investment bank and brokerage company, fell over the prior six months due to weaker than expected capital market activity. The recent volatility of the market has put a damper on some companies’ willingness to raise capital in the current environment. Greenhill, another financial company dependent on capital market activity, dropped in the quarter for similar reasons to Stifel. Capstead Mortgage, a real estate investment trust (REIT), also declined in the first half of the year due to increased concerns that the recovery in the real estate market would take longer than expected.

On the positive side ev3, Inc., Perrigo and SXC Health Solutions were the top relative performers within the healthcare sector. Neurovascular medical device company ev3, Inc. rose after the announcement that the company was going to be acquired by Covidien for a 20% premium. Perrigo, a store-brand over-the-counter pharmaceutical, rose sharply in the first quarter after agreeing to buy infant formula manufacturer PBM Holdings. SXC Health Solutions, a share gainer in the prescription drug benefit management industry, experienced a rise in shares after the company reported earnings that surpassed analysts’ expectations. In the consumer discretionary sector, Live Nation Entertainment, a producer of concerts and manager of various concert venues, was our largest contributor to performance. Investors looked favorably upon the company’s success in completing the merger with Ticketmaster during the first quarter. In addition, media conglomerate Liberty Capital made a tender offer to purchase roughly 20% of outstanding Live Nation shares during the quarter.

Over the course of the past six months, we made some minor changes to the Portfolio’s positions. We took profits in select technology stocks, while adding modestly to REITs within the financials sector. After solid relative performance, we reduced our position in technology with the eliminations of Atmel Corp., LSI Corp., Quest Software, Inc. and Tekelec. The additions to REITs represents a reduction in our underweight position in the sector, as well as a recognition that certain higher dividend paying real estate companies may prove to be somewhat defensive if economic activity decelerates in upcoming quarters.

We made no significant changes to our strategy during the period. The Portfolio maintained its high quality orientation, emphasizing companies with solid business franchises, strong or improving balance sheets and cash flow, and attractive valuations. We are maintaining our focus on above average quality stocks, while seeking company specific ideas with catalysts for improvement to help drive performance for the remainder of 2010.

Mark Burns, CFA

Joseph Gatz, CFA

John Slavik, CFA

Daniel Thelen, CFA

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2010

	6 Months	1 Year	5 Year	10 Year	Since Inception[2]
Loomis Sayles Small Cap Core Portfolio
Class A	-3.15	20.29	2.35	2.26	—
Class B	-3.28	19.99	2.09	—	6.81
Class E	-3.22	20.11	2.19	—	3.50
Russell 2000 Index	-1.95	21.48	0.37	3.00	—

1 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000® Index.

2 Inception dates of the Class A, Class B and Class E shares are 5/2/94, 7/30/02 and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may flucuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2010

Top Holdings

% of Net Assets
Atlas Air Worldwide Holdings, Inc.	1.1
UGI Corp.	1.1
Signature Bank	1.1
Waste Connections, Inc.	0.9
Stifel Financial Corp.	0.9
Comstock Resources, Inc.	0.8
Rollins, Inc.	0.8
GSI Commerce, Inc.	0.8
Oceaneering International, Inc.	0.7
American Campus Communities, Inc.	0.7

Top Sectors

% of Net Assets
Information Technology	19.2
Financials	18.9
Industrials	16.6
Consumer Discretionary	14.8
Health Care	13.8
Energy	5.7
Materials	3.3
Utilities	2.8
Cash & Equivalents	2.6
Consumer Staples	2.3

MSF-2

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 through June 30, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Core Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses paid during period* January 1, 2010 to June 30, 2010
Class A(a)	Actual	0.91%	$1,000.00	$968.47	$4.44
	Hypothetical	0.91%	$1,000.00	$1,020.22	$4.56

Class B(a)	Actual	1.16%	$1,000.00	$967.24	$5.66
	Hypothetical	1.16%	$1,000.00	$1,018.97	$5.81

Class E(a)	Actual	1.06%	$1,000.00	$967.76	$5.17
	Hypothetical	1.06%	$1,000.00	$1,019.47	$5.31

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—97.4% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—0.8%
HEICO Corp. (Class B)	33,929	$1,218,730
Hexcel Corp. (a)	102,013	1,582,221

		2,800,951

Air Freight & Logistics—1.1%
Atlas Air Worldwide Holdings, Inc. (a)	81,841	3,887,447

Auto Components—1.3%
Amerigon, Inc. (a)	165,279	1,219,759
Dana Holding Corp. (a)	91,937	919,370
Tenneco, Inc. (a)	65,532	1,380,104
The Goodyear Tire & Rubber Co. (a)	99,774	991,753

		4,510,986

Biotechnology—2.1%
Alexion Pharmaceuticals, Inc. (a)	24,536	1,255,998
Alkermes, Inc. (a) (b)	89,397	1,112,993
Cepheid, Inc. (a) (b)	87,708	1,405,082
Clinical Data, Inc. (a) (b)	61,492	764,960
Incyte Corp., Ltd. (a) (b)	80,129	887,028
Pharmasset, Inc. (a)	33,965	928,603
Regeneron Pharmaceuticals, Inc. (a)	37,539	837,871

		7,192,535

Building Products—1.0%
American Woodmark Corp.	953	16,296
Armstrong World Industries, Inc. (a) (b)	32,808	990,145
Griffon Corp. (a)	78,003	862,713
Trex Co., Inc. (a) (b)	77,350	1,553,962

		3,423,116

Capital Markets—3.1%
Ares Capital Corp. (b)	127,520	1,597,826
Evercore Partners, Inc. (b)	44,620	1,041,877
Fifth Street Finance Corp.	165,476	1,825,200
Greenhill & Co., Inc.	18,473	1,129,254
Harris & Harris Group, Inc. (a) (b)	190,526	779,251
JMP Group, Inc. (b)	37,846	234,267
Stifel Financial Corp. (a) (b)	69,469	3,014,260
SWS Group, Inc.	97,194	923,343

		10,545,278

Chemicals—2.1%
Calgon Carbon Corp. (a) (b)	61,768	817,808
Ferro Corp. (a) (b)	140,661	1,036,672
Koppers Holdings, Inc.	46,316	1,041,184
Minerals Technologies, Inc. (b)	18,036	857,431
Olin Corp. (b)	56,123	1,015,265
W.R. Grace & Co. (a)	60,697	1,277,065
Zep, Inc.	53,949	940,870

		6,986,295

Commercial Banks—5.2%
Cathay General Bancorp	87,629	905,208

Security Description	Shares	Value*

Commercial Banks—(Continued)
First Financial Bancorp (b)	108,992	$1,629,431
First Horizon National Corp. (a) (b)	125,595	1,438,063
First Midwest Bancorp, Inc. (b)	96,152	1,169,208
Hancock Holding Co. (b)	38,412	1,281,424
Iberiabank Corp. (b)	43,196	2,223,730
Popular, Inc. (a)	539,913	1,446,967
Prosperity Bancshares, Inc. (b)	51,672	1,795,602
Signature Bank (a)	95,684	3,636,949
Sterling Bancshares, Inc.	213,427	1,005,241
SVB Financial Group (a)	29,508	1,216,615

		17,748,438

Commercial Services & Supplies—3.0%
EnerNOC, Inc. (a) (b)	42,125	1,324,410
McGrath Rentcorp	33,466	762,356
Rollins, Inc.	133,597	2,764,122
Standard Parking Corp. (a)	113,328	1,793,982
Team, Inc. (a)	39,230	511,952
Waste Connections, Inc. (a)	90,960	3,173,594

		10,330,416

Communications Equipment—1.6%
ADTRAN, Inc. (b)	58,997	1,608,848
Ciena Corp. (a)	66,329	841,052
DG FastChannel, Inc. (a)	39,820	1,297,336
F5 Networks, Inc. (a)	15,090	1,034,721
Meru Networks, Inc. (a)	66,630	790,232

		5,572,189

Computers & Peripherals—0.6%
Intevac, Inc. (a)	44,393	473,673
Netezza Corp. (a) (b)	113,523	1,552,995

		2,026,668

Construction & Engineering—0.6%
MasTec, Inc. (a) (b)	117,754	1,106,888
MYR Group, Inc. (a) (b)	50,855	848,770

		1,955,658

Consumer Finance—0.8%
Cash America International, Inc.	30,393	1,041,568
Dollar Financial Corp. (a) (b)	87,876	1,739,066

		2,780,634

Distributors—0.2%
Core-Mark Holding Co., Inc. (a)	30,101	824,767

Diversified Consumer Services—0.7%
Grand Canyon Education, Inc. (a) (b)	53,019	1,242,235
Lincoln Educational Services Corp. (a) (b)	57,377	1,181,393

		2,423,628

Diversified Financial Services—1.0%
MarketAxess Holdings, Inc.	51,647	712,212

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Diversified Financial Services—(Continued)
MSCI, Inc. (a)	40,814	$1,118,304
PHH Corp. (a) (b)	75,626	1,439,919

		3,270,435

Electric Utilities—1.5%
Allete, Inc.	45,545	1,559,461
ITC Holdings Corp.	36,406	1,926,241
UIL Holdings Corp. (b)	58,660	1,468,260

		4,953,962

Electrical Equipment—2.8%
Baldor Electric Co. (b)	59,782	2,156,935
Encore Wire Corp.	37,477	681,707
General Cable Corp. (a) (b)	24,637	656,576
GrafTech International, Ltd. (a) (b)	89,185	1,303,885
II-VI, Inc. (a)	65,241	1,933,091
Polypore International, Inc. (a)	75,598	1,719,098
Thomas & Betts Corp. (a) (b)	27,895	967,956

		9,419,248

Electronic Equipment, Instruments & Components—1.8%
IPG Photonics Corp. (a) (b)	94,023	1,431,970
Littelfuse, Inc. (a)	26,195	828,024
Methode Electronics, Inc.	105,413	1,026,723
Scansource, Inc. (a)	57,964	1,445,043
TTM Technologies, Inc. (a)	139,031	1,320,794

		6,052,554

Energy Equipment & Services—1.9%
Dresser-Rand Group, Inc. (a)	54,729	1,726,700
Lufkin Industries, Inc.	35,290	1,375,957
Oceaneering International, Inc. (a)	51,169	2,297,488
T-3 Energy Services, Inc. (a)	40,664	1,134,526

		6,534,671

Food & Staples Retailing—0.5%
BJ’s Wholesale Club, Inc. (a)	21,946	812,222
Spartan Stores, Inc.	63,749	874,636

		1,686,858

Food Products—1.8%
Corn Products International, Inc.	19,034	576,730
Darling International, Inc. (a) (b)	167,749	1,259,795
Diamond Foods, Inc.	38,647	1,588,392
Fresh Del Monte Produce, Inc. (a)	41,890	847,854
J&J Snack Foods Corp.	44,615	1,878,291

		6,151,062

Gas Utilities—1.1%
UGI Corp.	145,474	3,700,859

Health Care Equipment & Supplies—5.3%
AGA Medical Holdings, Inc. (a) (b)	102,613	1,302,159
Align Technology, Inc. (a)	83,792	1,245,987

Security Description	Shares	Value*

Health Care Equipment & Supplies—(Continued)
DexCom, Inc. (a) (b)	105,677	$1,221,626
ev3, Inc. (a)	61,830	1,385,610
Haemonetics Corp. (a)	28,474	1,523,929
Insulet Corp. (a) (b)	75,017	1,129,006
Masimo Corp. (a) (b)	48,046	1,143,975
Medical Action Industries, Inc. (a)	59,189	709,676
MELA Sciences, Inc. (a)	105,739	786,698
ResMed, Inc. (a) (b)	26,778	1,628,370
Teleflex, Inc.	35,032	1,901,537
Volcano Corp. (a) (b)	71,019	1,549,635
West Pharmaceutical Services, Inc. (b)	32,630	1,190,669
Zoll Medical Corp. (a)	52,589	1,425,162

		18,144,039

Health Care Providers & Services—3.5%
Almost Family, Inc. (a)	24,775	865,391
Bio-Reference Labs, Inc. (a) (b)	67,514	1,496,785
Catalyst Health Solutions, Inc. (a) (b)	35,825	1,235,963
Corvel Corp. (a)	10,155	343,138
Hanger Orthopedic Group, Inc. (a)	86,192	1,548,008
HMS Holdings Corp. (a)	32,273	1,749,842
IPC The Hospitalist Co., Inc. (a)	41,572	1,043,457
Mednax, Inc. (a)	27,071	1,505,418
MWI Veterinary Supply, Inc. (a)	25,566	1,284,947
WellCare Health Plans, Inc. (a)	42,568	1,010,564

		12,083,513

Health Care Technology—1.0%
MedAssets, Inc. (a) (b)	83,255	1,921,525
SXC Health Solutions Corp. (a)	22,215	1,627,249

		3,548,774

Hotels, Restaurants & Leisure—2.0%
Bob Evans Farms, Inc.	40,001	984,825
California Pizza Kitchen, Inc. (a)	34,512	522,857
Isle of Capri Casinos, Inc. (a) (b)	96,591	894,433
Life Time Fitness, Inc. (a)	44,241	1,406,421
Panera Bread Co. (a) (b)	19,057	1,434,801
Wyndham Worldwide Corp.	80,623	1,623,747

		6,867,084

Household Durables—1.2%
Jarden Corp. (a)	45,023	1,209,768
Leggett & Platt, Inc.	78,302	1,570,738
Tempur-Pedic International, Inc. (a) (b)	42,083	1,294,052

		4,074,558

Industrial Conglomerates—0.3%
Raven Industries, Inc.	34,475	1,162,152

Insurance—3.3%
Aspen Insurance Holdings, Ltd.	57,943	1,433,510
Employers Holdings, Inc. (b)	62,624	922,451
HCC Insurance Holdings, Inc. (b)	75,562	1,870,915
Old Republic International Corp.	114,406	1,387,745

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Insurance—(Continued)
ProAssurance Corp. (a)	28,369	$1,610,224
Reinsurance Group of America, Inc.	26,301	1,202,219
RLI Corp. (b)	25,676	1,348,247
The Hanover Insurance Group, Inc.	29,940	1,302,390

		11,077,701

Internet & Catalog Retail—0.3%
HSN, Inc. (a)	37,568	901,632

Internet Software & Services—3.1%
Ancestry.com, Inc. (a)	41,998	740,005
AOL, Inc. (a)	25,031	520,394
Constant Contact, Inc. (a) (b)	61,751	1,317,149
GSI Commerce, Inc. (a) (b)	95,113	2,739,254
IAC/InterActiveCorp. (a)	44,573	979,269
MercadoLibre, Inc. (a)	28,736	1,510,077
Monster Worldwide, Inc. (a) (b)	74,556	868,577
WebMD Health Corp. (a) (b)	39,488	1,833,428

		10,508,153

IT Services—2.5%
Alliance Data Systems Corp. (a) (b)	25,586	1,522,879
Broadridge Financial Solutions, Inc.	84,277	1,605,477
Cybersource Corp. (a)	40,183	1,025,872
iGate Corp.	89,315	1,145,018
Lender Processing Services, Inc.	49,363	1,545,556
Wright Express Corp. (a)	61,176	1,816,927

		8,661,729

Life Sciences Tools & Services—0.6%
Mettler-Toledo International, Inc. (a)	7,650	853,970
Pharmaceutical Product Development, Inc.	46,298	1,176,432

		2,030,402

Machinery—3.7%
Actuant Corp.	77,221	1,454,071
Albany International Corp.	109,911	1,779,459
Altra Holdings, Inc. (a)	108,188	1,408,608
Bucyrus International, Inc.	22,926	1,087,839
Commercial Vehicle Group, Inc. (a) (b)	55,637	568,054
Federal Signal Corp.	104,155	629,096
Harsco Corp.	32,000	752,000
John Bean Technologies Corp.	83,276	1,269,959
Middleby Corp. (a) (b)	9,541	507,486
RBC Bearings, Inc. (a)	33,650	975,513
Wabash National Corp. (a)	146,969	1,044,950
Wabtec Corp.	27,081	1,080,261

		12,557,296

Marine—0.4%
Kirby Corp. (a) (b)	35,304	1,350,378

Media—2.8%
Alloy, Inc. (a)	56,671	531,574
Arbitron, Inc. (b)	37,093	950,694

Security Description	Shares	Value*

Media—(Continued)
IMAX Corp. (a) (b)	70,957	$1,035,972
John Wiley & Sons, Inc. (b)	52,043	2,012,503
Liberty Media Starz Group (Series A) (a)	40,699	2,109,836
Live Nation Entertainment, Inc. (a) (b)	89,437	934,617
Madison Square Garden, Inc. (a)	56,217	1,105,788
Scholastic Corp.	42,267	1,019,480

		9,700,464

Metals & Mining—1.0%
Haynes International, Inc. (b)	25,552	787,768
Horsehead Holding Corp. (a)	124,491	941,152
Reliance Steel & Aluminum Co.	42,736	1,544,907

		3,273,827

Multiline Retail—0.3%
Fred’s, Inc.	86,005	951,215

Oil, Gas & Consumable Fuels—3.8%
Berry Petroleum Co. (b)	48,256	1,241,144
Brigham Exploration Co. (a)	78,282	1,203,977
Cloud Peak Energy, Inc. (a)	70,880	939,869
Comstock Resources, Inc. (a)	99,765	2,765,486
Concho Resources, Inc. (a)	27,694	1,532,309
Oasis Petroleum, Inc. (a)	53,212	771,574
Penn Virginia Corp.	78,937	1,587,423
Rosetta Resources, Inc. (a) (b)	99,098	1,963,131
World Fuel Services Corp.	40,420	1,048,495

		13,053,408

Paper & Forest Products—0.3%
Deltic Timber Corp. (b)	21,085	881,353

Pharmaceuticals—1.4%
Inspire Pharmaceuticals, Inc. (a)	167,007	833,365
Nektar Therapeutics (a) (b)	73,734	892,181
Obagi Medical Products, Inc. (a)	163,921	1,937,546
Perrigo Co. (b)	19,607	1,158,186

		4,821,278

Professional Services—1.8%
Diamond Management & Technology Consultants, Inc.	93,949	968,614
ICF International, Inc. (a)	62,524	1,496,199
IHS, Inc. (a) (b)	29,841	1,743,311
Navigant Consulting, Inc. (a)	36,704	380,988
The Advisory Board Co. (a)	36,610	1,572,766

		6,161,878

Real Estate Investment Trusts—4.6%
American Campus Communities, Inc. (b)	82,317	2,246,431
BioMed Realty Trust, Inc. (b)	90,311	1,453,104
Capstead Mortgage Corp. (b)	40,527	448,229
Chimera Investment Corp.	422,599	1,525,582
Digital Realty Trust, Inc. (b)	25,085	1,446,903
DuPont Fabros Technology, Inc.	62,136	1,526,060

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Real Estate Investment Trusts—(Continued)
National Retail Properties, Inc. (b)	61,927	$1,327,715
Potlatch Corp. (b)	61,047	2,181,209
Sovran Self Storage, Inc.	24,043	827,801
U-Store-It Trust	135,277	1,009,166
UDR, Inc.	82,629	1,580,693

		15,572,893

Real Estate Management & Development—0.3%
Forestar Group, Inc. (a) (b)	59,728	1,072,715

Road & Rail—0.8%
Genesee & Wyoming, Inc. (a)	39,343	1,467,887
Old Dominion Freight Line, Inc. (a)	14,999	527,065
Vitran Corp., Inc. (a)	47,217	624,681

		2,619,633

Semiconductors & Semiconductor Equipment—4.4%
Advanced Energy Industries, Inc. (a)	85,671	1,052,896
Applied Micro Circuits Corp. (a)	47,536	498,177
Cavium Networks, Inc. (a)	45,709	1,197,119
Cohu, Inc. (b)	55,933	678,467
Cymer, Inc. (a) (b)	38,841	1,166,784
Diodes, Inc. (a) (b)	44,857	711,881
Hittite Microwave Corp. (a)	29,004	1,297,639
Netlogic Microsystems, Inc. (a) (b)	44,146	1,200,771
ON Semiconductor Corp. (a)	234,079	1,493,424
Power Integrations, Inc. (b)	30,962	996,822
Silicon Laboratories, Inc. (a) (b)	31,262	1,267,987
Teradyne, Inc. (a) (b)	152,649	1,488,328
TriQuint Semiconductor, Inc. (a)	161,496	986,740
Varian Semiconductor Equipment Associates, Inc. (a)	37,325	1,069,734

		15,106,769

Software—4.9%
ArcSight, Inc. (a) (b)	55,940	1,252,497
Ariba, Inc. (a) (b)	133,875	2,132,629
Blackboard, Inc. (a) (b)	41,651	1,554,832
Concur Technologies, Inc. (a) (b)	38,162	1,628,754
Informatica Corp. (a)	78,424	1,872,765
Progress Software Corp. (a)	44,415	1,333,782
Radiant Systems, Inc. (a)	57,298	828,529
SuccessFactors, Inc. (a)	56,809	1,181,059
Sybase, Inc. (a) (b)	29,634	1,916,134
Ultimate Software Group, Inc. (a) (b)	48,472	1,592,790
VanceInfo Technologies, Inc. (a)	63,866	1,486,801

		16,780,572

Specialty Retail—4.1%
Christopher & Banks Corp.	135,037	835,879
DSW, Inc. (Class A) (a) (b)	48,898	1,098,249
Genesco, Inc. (a)	43,591	1,146,879
hhgregg, Inc. (a) (b)	48,725	1,136,267
Hibbett Sports, Inc. (a) (b)	59,003	1,413,712
Jo-Ann Stores, Inc. (a)	32,036	1,201,670

Security Description	Shares	Value*

Specialty Retail—(Continued)
Monro Muffler Brake, Inc.	42,314	$1,672,672
Rue21, Inc. (a)	34,499	1,046,700
Sally Beauty Holdings, Inc. (a) (b)	199,388	1,634,982
Ulta Salon Cosmetics & Fragrance, Inc. (a) (b)	71,777	1,698,244
Vitamin Shoppe, Inc. (a)	46,811	1,200,702

		14,085,956

Textiles, Apparel & Luxury Goods—1.8%
Carter’s, Inc. (a)	55,659	1,461,049
Fossil, Inc. (a) (b)	44,539	1,545,503
Movado Group, Inc. (a) (b)	48,283	515,663
Phillips-Van Heusen Corp.	26,099	1,207,601
Volcom, Inc. (a) (b)	76,813	1,426,417

		6,156,233

Thrifts & Mortgage Finance—0.7%
MGIC Investment Corp. (a)	107,447	740,310
Washington Federal, Inc.	92,700	1,499,886

		2,240,196

Transportation Infrastructure—0.3%
Aegean Marine Petroleum Network, Inc. (b)	52,435	1,047,651

Water Utilities—0.3%
Middlesex Water Co. (b)	61,079	968,102

Total Common Stock (Identified Cost $296,672,001)		332,240,209

Short Term Investments—22.9%
Security Description	Shares/Par Amount	Value*

Mutual Funds—19.9%
State Street Navigator Securities Lending Prime Portfolio (c)	67,765,363	67,765,363

Repurchase Agreement—3.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/10 at 0.000% to be repurchased at $10,172,000 on 07/01/10, collateralized by $10,225,000 Federal National Mortgage Association due 12/17/18 with a value of $10,378,375.	$10,172,000	10,172,000

Total Short Term Investments (Identified Cost $77,937,363)		77,937,363

Total Investments—120.3% (Identified Cost $374,609,364) (d)		410,177,572
Liabilities in excess of other assets		(69,108,556)

Net Assets—100.0%		$341,069,016

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of June 30, 2010, the market value of securities loaned was $65,650,791 and the collateral received consisted of cash in the amount of $67,765,363 and non-cash collateral with a value of $235,399. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2010 was $374,611,851 and the composition of unrealized appreciation and depreciation of investment securities was $51,539,183 and $(15,973,462), respectively.

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between level 1 and level 2 deemed significant (greater than 10% of total assets), if any, will be disclosed following the valuation table below. For the period ended June 30, 2010, there were no transfers between levels 1 and 2. For information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value of the Portfolio’s investments as of June 30, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$332,240,209	$—	$—	$332,240,209
Short Term Investments
Mutual Funds	67,765,363	—	—	67,765,363
Repurchase Agreement	—	10,172,000	—	10,172,000
Total Short Term Investments	67,765,363	10,172,000	—	77,937,363
Total Investments	$400,005,572	$10,172,000	$—	$410,177,572

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Statement of Assets & Liabilities

June 30, 2010 (Unaudited)

Assets
Investments at value (a)(b)		$410,177,572
Cash		285
Receivable for:
Securities sold		393,849
Fund shares sold		106,593
Accrued interest and dividends		322,417

Total Assets		411,000,716
Liabilities
Payable for:
Securities purchased	$1,557,839
Fund shares redeemed	240,080
Collateral for securities loaned	67,765,363
Accrued expenses:
Management fees	251,210
Distribution and service fees	27,587
Deferred directors’ fees	19,891
Other expenses	69,730

Total Liabilities		69,931,700

Net Assets		$341,069,016

Net assets consists of:
Paid in surplus		$367,859,706
Undistributed net investment income		134,145
Accumulated net realized losses		(62,493,043)
Unrealized appreciation on investments		35,568,208

Net Assets		$341,069,016

Net Assets
Class A		$199,190,700
Class B		106,431,736
Class E		35,446,580

Capital Shares (Authorized) Outstanding
Class A (5,000,000)		1,176,352
Class B (1,500,000)		641,492
Class E (1,000,000)		212,014

Net Asset Value, Offering and Redemption Price Per Share
Class A		$169.33
Class B		165.91
Class E		167.19

(a)	Identified cost of investments was $374,609,364.
(b)	Includes securities on loan with a value of $65,650,791.

Statement of Operations

Six months ended June 30, 2010 (Unaudited)

Investment Income
Dividends		$1,766,646
Interest (a)		94,622

		1,861,268
Expenses
Management fees	$1,662,869
Distribution and service fees—Class B	141,294
Distribution and service fees—Class E	29,558
Directors’ fees and expenses	20,241
Custodian and accounting	24,917
Audit and tax services	15,900
Legal	844
Shareholder reporting	46,010
Insurance	2,368
Miscellaneous	5,419

Total expenses	1,949,420
Less broker commission recapture	(24,332)
Management fee waivers	(92,382)	1,832,706

Net Investment Income		28,562

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments		19,663,096
Net change in unrealized depreciation on:
Investments		(30,558,194)

Net realized and unrealized loss		(10,895,098)

Net Decrease in Net Assets From Operations		$(10,866,536)

(a)	Includes income on securities loaned of $94,136.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$28,562	$409,785
Net realized gain (loss)	19,663,096	(28,178,589)
Net change in unrealized appreciation (depreciation)	(30,558,194)	115,031,038

Increase (decrease) in net assets from operations	(10,866,536)	87,262,234

From Distributions to Shareholders
Net investment income
Class A	(210,309)	(559,264)
Class E	0	(34,515)

Total distributions	(210,309)	(593,779)

Decrease in net assets from capital share transactions	(18,286,494)	(18,360,143)

Total increase (decrease) in net assets	(29,363,339)	68,308,312

Net Assets
Beginning of the period	370,432,355	302,124,043

End of the period	$341,069,016	$370,432,355

Undistributed Net Investment Income
End of the period	$134,145	$315,892

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	26,697	$4,842,505	76,920	$10,632,309
Reinvestments	1,074	210,309	4,281	559,264
Redemptions	(97,569)	(17,611,202)	(260,355)	(36,858,349)

Net decrease	(69,798)	$(12,558,388)	(179,154)	$(25,666,776)

Class B
Sales	44,344	$7,882,246	170,137	$23,176,752
Redemptions	(56,782)	(9,927,796)	(83,928)	(11,464,534)

Net increase (decrease)	(12,438)	$(2,045,550)	86,209	$11,712,218

Class E
Sales	6,116	$1,096,926	23,270	$3,224,201
Reinvestments	0	0	267	34,515
Redemptions	(26,707)	(4,779,482)	(54,461)	(7,664,301)

Net decrease	(20,591)	$(3,682,556)	(30,924)	$(4,405,585)

Decrease derived from capital share transactions		$(18,286,494)		$(18,360,143)

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2010		Year ended December 31,
			2009		2008	2007		2006	2005
Net Asset Value, Beginning of Period	$175.00		$134.79		$247.66	$249.37		$232.80	$220.60

Income (Loss) From Investment Operations
Net investment income (loss)	0.10	(a)	0.31	(a)	0.56 (a)	(0.08	)(a)	0.45	0.11
Net realized and unrealized gain (loss) on investments	(5.59)		40.31		(79.58)	28.82		37.97	14.79

Total from investment operations	(5.49)		40.62		(79.02)	28.74		38.42	14.90

Less Distributions
Distributions from net investment income	(0.18)		(0.41)		0.00	(0.22)		0.00	0.00
Distributions from net realized capital gains	0.00		0.00		(33.85)	(30.23)		(21.85)	(2.70)

Total distributions	(0.18)		(0.41)		(33.85)	(30.45)		(21.85)	(2.70)

Net Asset Value, End of Period	$169.33		$175.00		$134.79	$247.66		$249.37	$232.80

Total Return (%)	(3.15	)(b)	30.25		(35.89)	11.90		16.68	6.93

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	(c)	0.99		0.96	0.95		0.98	0.94
Net ratio of expenses to average net assets (%) (d)	0.90	(c)	0.93		0.89	0.89		0.92	0.91
Ratio of net investment income (loss) to average net assets (%)	0.11	(c)	0.22		0.31	(0.03)		0.18	0.05
Portfolio turnover rate (%)	63	(c)	68		76	64		76	101
Net assets, end of period (in millions)	$199.19		$218.08		$192.12	$365.44		$371.96	$351.28

	Class B
	Six months ended June 30, 2010		Year ended December 31,
			2009		2008	2007		2006	2005
Net Asset Value, Beginning of Period	$171.53		$132.03		$243.90	$246.37		$230.75	$219.20

Income (Loss) From Investment Operations
Net investment income (loss)	(0.12	)(a)	(0.05	)(a)	0.12 (a)	(0.67	)(a)	0.12	(0.25)
Net realized and unrealized gain (loss) on investments	(5.50)		39.55		(78.14)	28.43		37.35	14.50

Total from investment operations	(5.62)		39.50		(78.02)	27.76		37.47	14.25

Less Distributions
Distributions from net realized capital gains	0.00		0.00		(33.85)	(30.23)		(21.85)	(2.70)

Total distributions	0.00		0.00		(33.85)	(30.23)		(21.85)	(2.70)

Net Asset Value, End of Period	$165.91		$171.53		$132.03	$243.90		$246.37	$230.75

Total Return (%)	(3.28	)(b)	29.93		(36.06)	11.63		16.39	6.68

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.21	(c)	1.24		1.21	1.20		1.23	1.19
Net ratio of expenses to average net assets (%) (d)	1.15	(c)	1.18		1.14	1.14		1.17	1.17
Ratio of net investment income (loss) to average net assets (%)	(0.14	)(c)	(0.03)		0.07	(0.27)		(0.02)	(0.16)
Portfolio turnover rate (%)	63	(c)	68		76	64		76	101
Net assets, end of period (in millions)	$106.43		$112.17		$74.96	$108.14		$67.36	$25.36

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007		2006	2005
Net Asset Value, Beginning of Period	$172.77		$132.99	$245.18	$247.29		$231.34	$219.57

Income (Loss) From Investment Operations
Net investment income (loss)	(0.04	)(a)	0.09 (a)	0.28 (a)	(0.45	)(a)	0.14	(0.21)
Net realized and unrealized gain (loss) on investments	(5.54)		39.83	(78.62)	28.57		37.66	14.68

Total from investment operations	(5.58)		39.92	(78.34)	28.12		37.80	14.47

Less Distributions
Distributions from net investment income	0.00		(0.14)	0.00	0.00		0.00	0.00
Distributions from net realized capital gains	0.00		0.00	(33.85)	(30.23)		(21.85)	(2.70)

Total distributions	0.00		(0.14)	(33.85)	(30.23)		(21.85)	(2.70)

Net Asset Value, End of Period	$167.19		$172.77	$132.99	$245.18		$247.29	$231.34

Total Return (%)	(3.22	)(b)	30.05	(35.99)	11.73		16.51	6.77

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.11	(c)	1.14	1.11	1.10		1.13	1.09
Net ratio of expenses to average net assets (%) (d)	1.05	(c)	1.08	1.04	1.04		1.07	1.06
Ratio of net investment income (loss) to average net assets (%)	(0.04	)(c)	0.07	0.15	(0.18)		0.03	(0.10)
Portfolio turnover rate (%)	63	(c)	68	76	64		76	101
Net assets, end of period (in millions)	$35.45		$40.19	$35.05	$63.43		$59.82	$50.55

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers and broker commission recapture credits as detailed in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The Loomis Sayles Small Cap Core Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the

MSF-13

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker recapture reclasses, capital loss carryforwards, real estate investment trusts (REIT) adjustments and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

MSF-14

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2010	% per Annum	Average daily net assets
$1,662,869	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MSF-15

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Loomis, Sayles & Company, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2010 to April 30, 2011, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.050% of average daily net assets. An identical expense agreement was in place for the period May 1, 2009 through April 30, 2010. Amounts waived for the six months ended June 30, 2010 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife Advisers is an affiliate of MetLife and MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2010 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$111,688,802	$0	$129,425,203

5.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts it’s exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a

MSF-16

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$593,779	$19,284,191	$—	$50,456,392	$—	$—	$593,779	$69,740,583

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$334,257	$—	$62,845,446	$(78,875,181)	$(15,695,478)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future realized capital gains. As of December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$45,301,680	$33,573,501	$78,875,181

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$—

7.	RECENT ACCOUNTING PRONOUNCEMENT

The Portfolio adopted Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”, effective March 31, 2010. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

8.	SUBSEQUENT EVENTS

Management completed an evaluation of the impact of all subsequent events on the Portfolio’s financial statements and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

MSF-17

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-18

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Managed By Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2010, the Class A, B and E shares of the Loomis Sayles Small Cap Growth Portfolio returned -1.63%, -1.80%, and -1.78%, respectively, compared to its benchmark, the Russell 2000 Growth Index1, which returned -2.31%.

MARKET ENVIRONMENT/CONDITIONS

After getting off to a strong start in the first quarter and then reaching their most recent peaks in mid-April, the equity markets entered a rather persistent sell-off and declined sharply by the end of the second quarter. Although all major indices were down for the six month period, the larger cap and broader market indices were more impacted than the smaller cap indices.

This pull-back has been somewhat deeper than expected, especially in light of the strong first quarter earnings reports, upbeat management commentary that continued into June, and strong corporate balance sheets. Clearly the more “macro” concerns about China, the Euro-zone, fiscal discipline versus stimulus, employment growth, overall market volatility, and the possible trickle down impact of these themes on global economic growth have been dominating investor sentiment.

With second quarter earnings reports beginning in July, company results and commentary will either help to confirm the continuing recovery trends of the past year and suggest that second quarter weakness merely represented a short term soft patch (recoveries are rarely perfectly linear), or they will begin to point towards a more persistently anemic environment. The key will be management commentary around the impact of recent trends in China and Europe on their businesses (new order growth, sales trends, capital expenditure plans).

PORTFOLIO REVIEW/CURRENT POSITIONING

For the six months ended June 30, 2010, the Portfolio outperformed the Russell 2000 Growth Index primarily due to stock selection in the healthcare and energy sectors. On an absolute basis, the consumer discretionary sector was the top contributor, with healthcare following. Partially offsetting the strong stock selection was weaker than expected stock selection in the financials sector, which was also the largest detractor on an absolute basis.

In the healthcare sector, the leading drivers of performance were medical device companies ev3, Inc. and DexCom, Inc. Neurovascular medical device company ev3, Inc. rose after the announcement that the company was going to be acquired by Covidien for a 20% premium. DexCom, Inc., who makes a wearable continuous glucose monitoring (CGM) system serving the growing worldwide diabetes market, rose due to strong growth in patients. In the energy sector, Concho Resources and Brigham Exploration, both exploration and production companies were the top contributors. Concho rose in the first half of the year due to growing production from its oil based assets and Brigham rose primarily after reporting two successful wells in the Bakken Shale of North Dakota.

Within consumer discretionary, the leading companies were GSI Commerce and Monro Muffler. GSI Commerce, a provider of e-commerce services, rose after reporting continued strong earnings trends and new customer announcements. Monro Muffler’s shares rose in the quarter after reporting earnings more than doubled from the same period one year earlier. The strong earnings are largely the result of strong in-store sales, price increases and earnings resulting from the acquisition of two regional tire chains.

Within the financials sector, the stocks that had the most negative impact on performance were Stifel Financial and Greenhill & Co. Stifel Financial, a holding company, fell over the prior six months due to weaker than expected capital market activity. The recent volatility of the market has put a damper on companies’ willingness to raise capital in the current environment. Greenhill, another financial company dependent on capital market activity, fell in the quarter for similar reasons as Stifel’s.

Over the course of the past six-months, we have made some minor changes to the Portfolio’s positioning in order to adapt to the ever changing environment. The largest change in the Portfolio was to reduce our exposure to the technology sector and redeploying the weight into the healthcare sector. Within technology, we marginally reduced our exposure to selected semiconductor, software and telecom equipment companies. Healthcare is now our largest overweight in the Portfolio and our strategy is to continue investing in companies that can offer solutions to the healthcare issues laid out in the healthcare reform bill. We have invested in drug companies that will help keep patients out of the hospital, healthcare technology companies that improve the efficiencies within the system, and medical device companies that reduce the length of stay in the hospital.

Mark Burns, CFA

John Slavik, CFA

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2010

	6 Months	1 Year	5 Year	Since Inception[2]
Loomis Sayles Small Cap Growth Portfolio
Class A	-1.63	22.02	-1.72	-0.71
Class B	-1.80	21.65	-1.97	-0.94
Class E	-1.78	21.77	-1.88	- 0.84
Russell 2000 Growth Index	-2.31	17.96	1.14	1.56

1 The Russell 2000® Growth Index is an unmanaged measure of performance of those Russell 2000® companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

2 Inception date of the Class A, Class B and Class E shares is 5/1/01. Index since inception return is based on the Portfolio’s inception date.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2010

Top Holdings

% of Net Assets
GSI Commerce, Inc.	2.0
Ariba, Inc.	1.5
MedAssets, Inc.	1.4
Informatica Corp.	1.4
WebMD Health Corp.	1.3
HMS Holdings Corp.	1.3
IHS, Inc.	1.3
Polypore International, Inc.	1.3
Ulta Salon Cosmetics & Fragrance, Inc.	1.2
Monro Muffler Brake, Inc.	1.2

Top Sectors

% of Net Assets
Information Technology	28.1
Health Care	25.1
Consumer Discretionary	16.7
Industrials	13.5
Energy	6.6
Financials	6.0
Cash & Equivalents	2.8
Consumer Staples	1.2

MSF-2

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 through June 30, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses paid during period* January 1, 2010 to June 30, 2010
Class A(a)	Actual	0.99%	$1,000.00	$983.74	$4.87
	Hypothetical	0.99%	$1,000.00	$1,019.82	$4.96

Class B(a)	Actual	1.24%	$1,000.00	$981.97	$6.09
	Hypothetical	1.24%	$1,000.00	$1,018.56	$6.21

Class E(a)	Actual	1.14%	$1,000.00	$982.17	$5.60
	Hypothetical	1.14%	$1,000.00	$1,019.07	$5.71

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—97.2% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.0%
HEICO Corp. (Class B)	19,798	$711,144
Hexcel Corp. (a)	59,369	920,813

		1,631,957

Air Freight & Logistics—1.1%
Atlas Air Worldwide Holdings, Inc. (a)	18,773	891,718

Auto Components—0.9%
Amerigon, Inc. (a)	96,188	709,867

Biotechnology—5.2%
Alexion Pharmaceuticals, Inc. (a)	14,279	730,942
Alkermes, Inc. (a)	52,027	647,736
Cepheid, Inc. (a) (b)	51,044	817,725
Clinical Data, Inc. (a) (b)	35,881	446,360
Incyte Corp., Ltd. (a) (b)	46,633	516,227
Pharmasset, Inc. (a)	19,789	541,031
Regeneron Pharmaceuticals, Inc. (a)	21,905	488,920

		4,188,941

Building Products—1.1%
Trex Co., Inc. (a) (b)	45,016	904,371

Capital Markets—3.1%
Evercore Partners, Inc. (b)	25,968	606,353
Greenhill & Co., Inc.	10,751	657,208
Harris & Harris Group, Inc. (a) (b)	110,881	453,503
Stifel Financial Corp. (a) (b)	18,571	805,796

		2,522,860

Commercial Banks—2.1%
Signature Bank (a)	24,966	948,958
SVB Financial Group (a)	17,218	709,898

		1,658,856

Commercial Services & Supplies—2.1%
EnerNOC, Inc. (a) (b)	24,516	770,783
Waste Connections, Inc. (a)	26,501	924,620

		1,695,403

Communications Equipment—2.9%
Ciena Corp. (a) (b)	38,602	489,473
DG FastChannel, Inc. (a)	23,174	755,009
F5 Networks, Inc. (a)	8,803	603,622
Meru Networks, Inc. (a)	38,816	460,358

		2,308,462

Computers & Peripherals—1.1%
Netezza Corp. (a) (b)	66,068	903,810

Construction & Engineering—0.8%
MasTec, Inc. (a) (b)	68,530	644,182

Security Description	Shares	Value*

Diversified Consumer Services—1.8%
Grand Canyon Education, Inc. (a) (b)	30,856	$722,956
Lincoln Educational Services Corp. (a) (b)	33,392	687,541

		1,410,497

Diversified Financial Services—0.8%
MSCI, Inc. (a)	23,753	650,832

Electrical Equipment—1.3%
Polypore International, Inc. (a)	43,996	1,000,469

Electronic Equipment, Instruments & Components—1.0%
IPG Photonics Corp. (a) (b)	54,719	833,370

Energy Equipment & Services—1.6%
Oceaneering International, Inc. (a)	14,564	653,924
T-3 Energy Services, Inc. (a)	23,689	660,923

		1,314,847

Food Products—1.2%
Diamond Foods, Inc.	22,551	926,846

Health Care Equipment & Supplies—9.3%
AGA Medical Holdings, Inc. (a) (b)	59,718	757,821
Align Technology, Inc. (a)	48,765	725,136
DexCom, Inc. (a) (b)	61,611	712,223
ev3, Inc. (a)	35,983	806,379
Insulet Corp. (a)	43,736	658,227
Masimo Corp. (a) (b)	27,962	665,775
MELA Sciences, Inc. (a)	61,537	457,835
ResMed, Inc. (a) (b)	15,584	947,663
Volcano Corp. (a) (b)	41,331	901,843
Zoll Medical Corp. (a)	30,636	830,236

		7,463,138

Health Care Providers & Services—6.1%
Bio-Reference Labs, Inc. (a) (b)	39,291	871,081
Catalyst Health Solutions, Inc. (a)	20,849	719,291
Hanger Orthopedic Group, Inc. (a)	50,162	900,910
HMS Holdings Corp. (a)	18,782	1,018,360
IPC The Hospitalist Co., Inc. (a)	24,194	607,269
MWI Veterinary Supply, Inc. (a) (b)	14,916	749,678

		4,866,589

Health Care Technology—2.6%
MedAssets, Inc. (a) (b)	48,453	1,118,295
SXC Health Solutions Corp. (a)	12,929	947,050

		2,065,345

Hotels, Restaurants & Leisure—2.1%
Life Time Fitness, Inc. (a)	25,747	818,497
Panera Bread Co. (a) (b)	11,091	835,042

		1,653,539

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Household Durables—0.9%
Tempur-Pedic International, Inc. (a) (b)	24,556	$755,097

Internet Software & Services—6.5%
Ancestry.com, Inc. (a)	24,500	431,690
Constant Contact, Inc. (a) (b)	35,937	766,536
GSI Commerce, Inc. (a) (b)	55,353	1,594,166
MercadoLibre, Inc. (a) (b)	16,724	878,846
Monster Worldwide, Inc. (a) (b)	43,390	505,494
WebMD Health Corp. (a) (b)	22,981	1,067,008

		5,243,740

IT Services—0.7%
Cybersource Corp. (a)	23,386	597,045

Machinery—0.8%
Bucyrus International, Inc.	13,342	633,078

Media—0.8%
IMAX Corp. (a)	41,404	604,498

Oil, Gas & Consumable Fuels—4.9%
Brigham Exploration Co. (a) (b)	45,558	700,682
Comstock Resources, Inc. (a)	24,654	683,409
Concho Resources, Inc. (a)	16,117	891,754
Oasis Petroleum, Inc. (a)	31,007	449,601
Rosetta Resources, Inc. (a)	32,032	634,554
World Fuel Services Corp.	23,523	610,187

		3,970,187

Pharmaceuticals—1.9%
Inspire Pharmaceuticals, Inc. (a)	97,450	486,275
Nektar Therapeutics (a) (b)	42,912	519,235
Obagi Medical Products, Inc. (a)	46,579	550,564

		1,556,074

Professional Services—3.5%
ICF International, Inc. (a)	36,388	870,765
IHS, Inc. (a)	17,367	1,014,580
The Advisory Board Co. (a)	21,327	916,208

		2,801,553

Semiconductors & Semiconductor Equipment—6.7%
Advanced Energy Industries, Inc. (a)	49,858	612,755
Cavium Networks, Inc. (a)	26,602	696,706
Cymer, Inc. (a)	22,604	679,024
Hittite Microwave Corp. (a)	16,880	755,211
Netlogic Microsystems, Inc. (a) (b)	25,692	698,822
Power Integrations, Inc. (b)	18,037	580,701
Silicon Laboratories, Inc. (a) (b)	18,194	737,949
Varian Semiconductor Equipment Associates, Inc. (a)	21,722	622,553

		5,383,721

Security Description	Shares	Value*

Software—9.2%
ArcSight, Inc. (a) (b)	32,556	$728,929
Ariba, Inc. (a) (b)	77,912	1,241,138
Blackboard, Inc. (a) (b)	24,240	904,879
Concur Technologies, Inc. (a)	22,209	947,880
Informatica Corp. (a)	45,641	1,089,907
SuccessFactors, Inc. (a)	33,061	687,338
Ultimate Software Group, Inc. (a)	28,210	926,981
VanceInfo Technologies, Inc. (a)	37,169	865,295

		7,392,347

Specialty Retail—7.3%
Christopher & Banks Corp. (b)	78,667	486,949
DSW, Inc. (Class A) (a) (b)	28,458	639,167
hhgregg, Inc. (a) (b)	28,357	661,285
Hibbett Sports, Inc. (a) (b)	34,339	822,762
Monro Muffler Brake, Inc. (b)	24,626	973,466
Rue21, Inc. (a)	20,078	609,167
Ulta Salon Cosmetics & Fragrance, Inc. (a)	41,772	988,325
Vitamin Shoppe, Inc. (a)	27,273	699,552

		5,880,673

Textiles, Apparel & Luxury Goods—3.0%
Carter’s, Inc. (a)	32,478	852,548
Phillips-Van Heusen Corp.	15,189	702,795
Volcom, Inc. (a) (b)	44,704	830,153

		2,385,496

Transportation Infrastructure—0.8%
Aegean Marine Petroleum Network, Inc. (b)	30,516	609,710

Total Common Stock (Identified Cost $64,793,886)		78,059,118

Short Term Investments—20.2%
Security Description	Shares/Par Amount	Value*

Mutual Funds—17.5%
State Street Navigator Securities Lending Prime Portfolio (c)	14,052,225	14,052,225

Repurchase Agreement—2.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/10 at 0.000% to be repurchased at $2,144,000 on 07/01/10, collateralized by $2,155,000 Federal National Mortgage Association due 12/17/18 with a value of $2,187,325.	$2,144,000	2,144,000

Total Short Term Investments (Identified Cost $16,196,225)		16,196,225

Total Investments—117.4% (Identified Cost $80,990,111) (d)		94,255,343
Liabilities in excess of other assets		(13,979,958)

Net Assets—100.0%		$80,275,385

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of June 30, 2010, the market value of securities loaned was $13,554,727 and the collateral received consisted of cash in the amount of $14,052,225. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2010 was $80,990,111 and the composition of unrealized appreciation and depreciation of investment securities was $16,660,993 and $(3,395,761), respectively.

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between level 1 and level 2 deemed significant (greater than 10% of total assets), if any, will be disclosed following the valuation table below. For the period ended June 30, 2010, there were no transfers between levels 1 and 2. For information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value of the Portfolio’s investments as of June 30, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$78,059,118	$—	$—	$78,059,118
Short Term Investments
Mutual Funds	14,052,225	—	—	14,052,225
Repurchase Agreement	—	2,144,000	—	2,144,000
Total Short Term Investments	14,052,225	2,144,000	—	16,196,225
Total Investments	$92,111,343	$2,144,000	$—	$94,255,343

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Statement of Assets & Liabilities

June 30, 2010 (Unaudited)

Assets
Investments at value (a)(b)		$94,255,343
Cash		638
Receivable for:
Securities sold		220,249
Fund shares sold		50,827
Accrued interest and dividends		882

Total Assets		94,527,939
Liabilities
Payable for:
Fund shares redeemed	$87,070
Collateral for securities loaned	14,052,225
Accrued expenses:
Management fees	58,793
Distribution and service fees	12,164
Deferred directors’ fees	8,168
Other expenses	34,134

Total Liabilities		14,252,554

Net Assets		$80,275,385

Net assets consists of:
Paid in surplus		$105,814,982
Undistributed net investment loss		(381,643)
Accumulated net realized losses		(38,423,186)
Unrealized appreciation on investments		13,265,232

Net Assets		$80,275,385

Net Assets
Class A		$21,282,182
Class B		52,668,586
Class E		6,324,617

Capital Shares (Authorized) Outstanding
Class A (5,000,000)		2,929,345
Class B (13,000,000)		7,433,559
Class E (5,000,000)		882,403

Net Asset Value, Offering and Redemption Price Per Share
Class A		$7.27
Class B		7.09
Class E		7.17

(a)	Identified cost of investments was $80,990,111.
(b)	Includes securities on loan with a value of $13,554,727.

Statement of Operations

Six months ended June 30, 2010 (Unaudited)

Investment Income
Dividends		$86,218
Interest (a)		32,829

		119,047
Expenses
Management fees	$386,645
Distribution and service fees—Class B	70,674
Distribution and service fees—Class E	5,161
Directors’ fees and expenses	19,782
Custodian and accounting	8,894
Audit and tax services	15,900
Legal	223
Shareholder reporting	13,125
Insurance	531
Miscellaneous	3,617

Total expenses	524,552
Less broker commission recapture	(6,457)
Management fee waivers	(21,480)	496,615

Net Investment Loss		(377,568)

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments		6,684,990
Net change in unrealized depreciation on:
Investments		(7,592,621)

Net realized and unrealized loss		(907,631)

Net Decrease in Net Assets From Operations		$(1,285,199)

(a)	Includes income on securities loaned of $32,713.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(377,568)	$(875,974)
Net realized gain (loss)	6,684,990	(28,617,565)
Net change in unrealized appreciation (depreciation)	(7,592,621)	49,369,687

Increase (decrease) in net assets from operations	(1,285,199)	19,876,148

Increase (decrease) in net assets from capital share transactions	(4,393,190)	1,668,731

Total increase (decrease) in net assets	(5,678,389)	21,544,879

Net Assets
Beginning of the period	85,953,774	64,408,895

End of the period	$80,275,385	$85,953,774

Undistributed Net Investment Loss
End of the period	$(381,643)	$(4,075)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	197,036	$1,511,913	512,571	$3,146,317
Redemptions	(288,489)	(2,189,423)	(569,229)	(3,403,029)

Net decrease	(91,453)	$(677,510)	(56,658)	$(256,712)

Class B
Sales	301,716	$2,266,808	1,550,275	$8,744,557
Redemptions	(722,731)	(5,371,511)	(1,080,324)	(6,320,373)

Net increase (decrease)	(421,015)	$(3,104,703)	469,951	$2,424,184

Class E
Sales	58,364	$444,018	122,957	$726,126
Redemptions	(139,218)	(1,054,995)	(209,847)	(1,224,867)

Net decrease	(80,854)	$(610,977)	(86,890)	$(498,741)

Increase (decrease) derived from capital share transactions		$(4,393,190)		$1,668,731

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2010		Year ended December 31,
			2009		2008		2007		2006	2005
Net Asset Value, Beginning of Period	$7.38		$5.68		$10.68		$10.94		$10.43	$10.35

Income (Loss) From Investment Operations
Net investment loss	(0.03	)(a)	(0.06	)(a)	(0.03	)(a)	(0.04	)(a)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments	(0.08)		1.76		(4.08)		0.57		1.11	0.48

Total from investment operations	(0.11)		1.70		(4.11)		0.53		1.06	0.43

Less Distributions
Distributions from net realized capital gains	0.00		0.00		(0.89	)(e)	(0.79)		(0.55)	(0.35)

Total distributions	0.00		0.00		(0.89)		(0.79)		(0.55)	(0.35)

Net Asset Value, End of Period	$7.27		$7.38		$5.68		$10.68		$10.94	$10.43

Total Return (%)	(1.63	)(b)	29.93		(41.17)		4.54		10.01	4.65

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.04	(c)	1.33		1.03		1.01		1.09	1.13
Net ratio of expenses to average net assets (%) (d)	0.98	(c)	1.30		1.03		1.01		1.07	1.11
Ratio of net investment loss to average net assets (%)	(0.70	)(c)	(1.07)		(0.31)		(0.33)		(0.45)	(0.52)
Portfolio turnover rate (%)	68	(c)	170		68		60		68	52
Net assets, end of period (in millions)	$21.28		$22.30		$17.47		$78.03		$53.52	$33.04

	Class B
	Six months ended June 30, 2010		Year ended December 31,
			2009		2008		2007		2006	2005
Net Asset Value, Beginning of Period	$7.21		$5.56		$10.49		$10.79		$10.32	$10.27

Income (Loss) From Investment Operations
Net investment loss	(0.04	)(a)	(0.08	)(a)	(0.05	)(a)	(0.07	)(a)	(0.08)	(0.05)
Net realized and unrealized gain (loss) on investments	(0.08)		1.73		(3.99)		0.56		1.10	0.45

Total from investment operations	(0.12)		1.65		(4.04)		0.49		1.02	0.40

Less Distributions
Distributions from net realized capital gains	0.00		0.00		(0.89	)(e)	(0.79)		(0.55)	(0.35)

Total distributions	0.00		0.00		(0.89)		(0.79)		(0.55)	(0.35)

Net Asset Value, End of Period	$7.09		$7.21		$5.56		$10.49		$10.79	$10.32

Total Return (%)	(1.80	)(b)	29.68		(41.31)		4.32		9.72	4.39

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.29	(c)	1.58		1.28		1.26		1.34	1.38
Net ratio of expenses to average net assets (%) (d)	1.23	(c)	1.55		1.28		1.26		1.32	1.36
Ratio of net investment loss to average net assets (%)	(0.95	)(c)	(1.32)		(0.58)		(0.59)		(0.72)	(0.73)
Portfolio turnover rate (%)	68	(c)	170		68		60		68	52
Net assets, end of period (in millions)	$52.67		$56.63		$41.04		$67.49		$73.26	$61.75

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six months ended June 30, 2010		Year ended December 31,
			2009		2008		2007		2006	2005
Net Asset Value, Beginning of Period	$7.29		$5.61		$10.58		$10.86		$10.37	$10.31

Income (Loss) From Investment Operations
Net investment loss	(0.03	)(a)	(0.07	)(a)	(0.04	)(a)	(0.05	)(a)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	(0.09)		1.75		(4.04)		0.56		1.11	0.48

Total from investment operations	(0.12)		1.68		(4.08)		0.51		1.04	0.41

Less Distributions
Distributions from net realized capital gains	0.00		0.00		(0.89	)(e)	(0.79)		(0.55)	(0.35)

Total distributions	0.00		0.00		(0.89)		(0.79)		(0.55)	(0.35)

Net Asset Value, End of Period	$7.17		$7.29		$5.61		$10.58		$10.86	$10.37

Total Return (%)	(1.78	)(b)	29.95		(41.34)		4.48		9.87	4.47

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.19	(c)	1.48		1.18		1.16		1.24	1.28
Net ratio of expenses to average net assets (%) (d)	1.13	(c)	1.45		1.18		1.16		1.22	1.26
Ratio of net investment loss to average net assets (%)	(0.85	)(c)	(1.22)		(0.48)		(0.50)		(0.62)	(0.67)
Portfolio turnover rate (%)	68	(c)	170		68		60		68	52
Net assets, end of period (in millions)	$6.32		$7.02		$5.90		$12.76		$13.64	$14.05

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers and broker commission recapture credits, if applicable, as detailed in the Notes to Financial Statements.
(e)	Includes tax return of capital distribution that was less than $0.01.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The Loomis Sayles Small Cap Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the

MSF-11

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to net operating losses, capital loss carryforwards, real estate investment trusts (REIT) adjustments and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

MSF-12

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2010	% per Annum	Average Daily Net Assets
$386,645	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MSF-13

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Loomis, Sayles & Company, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2010 to April 30, 2011, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per Annum Reduction	Average Daily Net Assets
0.050%	On the first $100 million
0.100%	On the next $400 million
0.050%	On amounts in excess of $500 million

An identical expense agreement was in place for the period October 1, 2009 to April 30, 2010. Amounts waived for the six months ended June 30, 2010 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife Advisers is an affiliate of MetLife and MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2010 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$28,282,483	$0	$33,069,534

5.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global

MSF-14

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts it’s exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$—	$1,957,737	$—	$11,410,528	$—	$30,153	$—	$13,398,418

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$—	$—	$20,790,218	$(45,040,542)	$(24,250,324)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future realized capital gains. As of December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$33,598,683	$11,441,859	$45,040,542

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$—

7.	RECENT ACCOUNTING PRONOUNCEMENT

The Portfolio adopted Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”, effective March 31 , 2010. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

8.	SUBSEQUENT EVENTS

Management completed an evaluation of the impact of all subsequent events on the Portfolio’s financial statements and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

MSF-16

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-17

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2010, the Class A, B, and E shares of the Met/Artisan Mid Cap Value Portfolio returned -5.31%, -5.43%, and -5.38%, respectively, compared to its benchmark, the Russell Midcap Value Index1, which returned -0.88%.

MARKET ENVIRONMENT/CONDITIONS

After a volatile start to the year, mid-cap value equities steadily trended upward to a short-term peak in late April. Market volatility ran high throughout May and June and mid-cap value equities retreated, erasing the gains accumulated throughout the prior months. A slew of economic concerns, including contagion from the European sovereign debt crisis, regulatory reform risks and the worldwide spill-over effects of Chinese policy tightening, contributed to the late-stage sell-off. Most sectors in the Russell Midcap Value Index ended the six-month period in negative territory. The financials, consumer staples and telecommunications sectors were the exceptions, posting modest gains in the first half of the year.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio’s negative return during the period as well as our relative underperformance was largely due to our technology stocks. Electronic components distributors Arrow Electronics, Inc. and Avnet, Inc. and data processor Hewitt Associates, Inc. were down double-digits, weighing heavily on performance. Weaknesses among our industrials and consumer discretionary holdings also hurt absolute and relative returns. Our biggest detractors in these sectors included aerospace and defense company L-3 Communications Holdings, Inc., business credit information provider The Dun & Bradstreet Corp., and tax services provider H&R Block, Inc. On the positive side, our financials holdings, especially some our insurance companies—Alleghany Corp., W.R. Berkley Corp. and Arch Capital Group, Ltd., were a source of absolute strength. Our energy stocks also contributed positively to both absolute and relative returns, largely due to independent oil and gas exploration and production company Cimarex Energy Co.’s 35% return during the period.

Our biggest sector-level changes during the first half of the year were a reduction in our exposure to the health care sector and an increase in our utilities weight. We accomplished this through the sales of drug development services company Covance, Inc. and drug distributor Cardinal Health, Inc., and the purchases of utilities Xcel Energy, Inc. and Westar Energy, Inc. Other notable transactions included our sales of Dover Corp., Robert Half International and GATX Corp. and our purchases of money transfer services provider The Western Union Co., construction and engineering firm Jacobs Engineering Group, Inc. and global professional services company Towers Watson & Co.

James C. Kieffer, CFA

Scott C. Satterwhite, CFA

George O. Sertl, CFA

Portfolio Co-Managers

Artisan Partners Limited Partnership

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2010

	6 Months	1 Year	5 Year	10 Year	Since Inception[2]
Met/Artisan Mid Cap Value Portfolio
Class A	-5.31	19.01	-4.78	5.60	—
Class B	-5.43	18.71	-5.02	—	2.47
Class E	-5.38	18.83	-4.92	—	2.32
Russell Midcap Value Index	-0.88	28.91	0.71	7.55	—

1 The Russell Midcap® Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and higher forecasted growth values.

2 Inception dates of the Class A, Class B and Class E shares are 4/30/93, 2/20/01 and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may flucuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2010

Top Holdings

% of Net Assets
Alleghany Corp.	3.2
Fidelity National Financial, Inc.	2.5
L-3 Communications Holdings, Inc.	2.4
Arch Capital Group, Ltd.	2.4
Ingram Micro, Inc.	2.4
Cimarex Energy Co.	2.4
Hewitt Associates, Inc.	2.2
The Western Union Co.	2.2
Nabors Industries, Ltd.	2.2
The Kroger Co.	2.1

Top Sectors

% of Net Assets
Information Technology	20.3
Industrials	20.0
Financials	19.0
Consumer Discretionary	9.9
Energy	9.0
Utilities	8.5
Consumer Staples	6.7
Health Care	3.5
Cash & Equivalents	3.1

MSF-2

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 through June 30, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Artisan Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses paid during period* January 1, 2010 to June 30, 2010
Class A	Actual	0.84%	$1,000.00	$946.86	$4.05
	Hypothetical	0.84%	$1,000.00	$1,020.57	$4.21

Class B	Actual	1.09%	$1,000.00	$945.68	$5.26
	Hypothetical	1.09%	$1,000.00	$1,019.32	$5.46

Class E	Actual	0.99%	$1,000.00	$946.19	$4.78
	Hypothetical	0.99%	$1,000.00	$1,019.82	$4.96

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-3

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—96.9% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—3.8%
L-3 Communications Holdings, Inc.	389,600	$27,599,264
Rockwell Collins, Inc.	304,100	16,156,833

		43,756,097

Auto Components—0.6%
BorgWarner, Inc. (a) (b)	199,500	7,449,330

Commercial Services & Supplies—1.9%
Cintas Corp.	910,000	21,812,700

Construction & Engineering—2.7%
Fluor Corp.	236,000	10,030,000
Jacobs Engineering Group, Inc. (a) (b)	587,200	21,397,568

		31,427,568

Diversified Consumer Services—2.1%
H&R Block, Inc.	1,557,500	24,437,175

Electric Utilities—1.2%
Westar Energy, Inc.	633,300	13,685,613

Electrical Equipment—3.1%
Acuity Brands, Inc. (a)	397,885	14,475,056
Hubbell, Inc. (Class B)	546,951	21,708,485

		36,183,541

Electronic Equipment, Instruments & Components—6.4%
Arrow Electronics, Inc. (b)	1,015,636	22,699,465
Avnet, Inc. (b)	964,200	23,246,862
Ingram Micro, Inc. (b)	1,801,100	27,358,709

		73,305,036

Energy Equipment & Services—3.7%
Nabors Industries, Ltd. (b)	1,440,400	25,379,848
Pride International, Inc. (b)	762,000	17,023,080

		42,402,928

Food & Staples Retailing—3.6%
Sysco Corp.	590,100	16,859,157
The Kroger Co.	1,258,900	24,787,741

		41,646,898

Food Products—3.1%
Campbell Soup Co.	500,800	17,943,664
H.J. Heinz Co.	400,000	17,288,000

		35,231,664

Health Care Equipment & Supplies—1.8%
Stryker Corp.	407,800	20,414,468

Health Care Providers & Services—1.8%
CIGNA Corp.	650,700	20,210,742

Security Description	Shares	Value*

Hotels, Restaurants & Leisure—1.5%
Burger King Holdings, Inc. (a)	1,053,800	$17,745,992

Household Durables—1.3%
Mohawk Industries, Inc. (a) (b)	336,730	15,408,765

Insurance—17.0%
Alleghany Corp. (b)	125,372	36,771,608
Allied World Assurance Co. Holdings, Ltd.	436,177	19,793,712
Arch Capital Group, Ltd. (b)	369,700	27,542,650
Brown & Brown, Inc.	926,600	17,735,124
Fidelity National Financial, Inc.	2,230,500	28,974,195
The Allstate Corp.	846,300	24,314,199
The Progressive Corp.	1,188,200	22,243,104
W.R. Berkley Corp. (a)	709,600	18,776,016

		196,150,608

IT Services—8.5%
Hewitt Associates, Inc. (b)	739,100	25,469,386
SAIC, Inc. (b)	1,468,500	24,582,690
The Western Union Co.	1,704,800	25,418,568
Total System Services, Inc. (a)	1,640,800	22,314,880

		97,785,524

Leisure Equipment & Products—1.6%
Mattel, Inc.	867,700	18,360,532

Media—2.1%
Omnicom Group, Inc.	703,300	24,123,190

Multi-Utilities—5.4%
OGE Energy Corp.	575,100	21,025,656
SCANA Corp.	549,300	19,642,968
Xcel Energy, Inc.	1,049,500	21,630,195

		62,298,819

Oil, Gas & Consumable Fuels—5.4%
Chesapeake Energy Corp.	403,100	8,444,945
Cimarex Energy Co.	380,100	27,207,558
EOG Resources, Inc.	72,600	7,141,662
Southwestern Energy Co. (b)	488,000	18,856,320

		61,650,485

Professional Services—6.8%
Dun & Bradstreet Corp.	271,100	18,196,232
Equifax, Inc.	882,900	24,774,174
Manpower, Inc.	378,600	16,347,948
Towers Watson & Co. (a)	479,300	18,620,805

		77,939,159

Real Estate Investment Trusts—2.0%
Annaly Capital Management, Inc.	1,341,400	23,005,010

Road & Rail—1.7%
Ryder System, Inc.	473,300	19,040,859

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—3.6%
Analog Devices, Inc.	718,500	$20,017,410
National Semiconductor Corp. (a)	1,617,900	21,776,934

		41,794,344

Software—1.8%
Synopsys, Inc. (b)	966,600	20,172,942

Specialty Retail—0.5%
AutoZone, Inc. (b)	30,600	5,912,532

Water Utilities—1.9%
American Water Works Co., Inc.	1,044,400	21,514,640

Total Common Stock (Identified Cost $1,045,562,573)		1,114,867,161

Short Term Investments—12.1%
Security Description	Shares/Par Amount	Value*

Mutual Funds—8.2%
State Street Navigator Securities Lending Prime Portfolio (c)	93,750,544	$93,750,544

Repurchase Agreement —3.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/10 at 0.000% to be repurchased at $44,981,000 on 07/01/10, collateralized by $45,205,000 Federal National Mortgage Association due 12/17/18 with a value of $45,883,075.	$44,981,000	44,981,000

Total Short Term Investments (Identified Cost $138,731,544)		138,731,544

Total Investments—109.0% (Identified Cost $1,184,294,117) (d)		1,253,598,705
Liabilities in excess of other assets		(102,999,302)

Net Assets—100.0%		$1,150,599,403

(a)	All or a portion of the security was on loan. As of June 30, 2010, the market value of securities loaned was $88,919,034 and the collateral received consisted of cash in the amount of $93,750,544. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2010 was $1,184,294,117 and the composition of unrealized appreciation and depreciation of investment securities was $106,540,751 and $(37,236,163), respectively.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between level 1 and level 2 deemed significant (greater than 10% of total assets), if any, will be disclosed following the valuation table below. For the period ended June 30, 2010, there were no transfers between levels 1 and 2. For information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value of the Portfolio’s investments as of June 30, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$1,114,867,161	$—	$—	$1,114,867,161
Short Term Investments
Mutual Funds	93,750,544	—	—	93,750,544
Repurchase Agreement	—	44,981,000	—	44,981,000
Total Short Term Investments	93,750,544	44,981,000	—	138,731,544
Total Investments	$1,208,617,705	$44,981,000	$—	$1,253,598,705

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Statement of Assets & Liabilities

June 30, 2010 (Unaudited)

Assets
Investments at value (a)(b)		$1,253,598,705
Cash		38
Receivable for:
Fund shares sold		335,383
Accrued interest and dividends		3,092,435

Total Assets		1,257,026,561
Liabilities
Payable for:
Securities purchased	$11,210,446
Fund shares redeemed	334,796
Collateral for securities loaned	93,750,544
Accrued expenses:
Management fees	809,852
Distribution and service fees	84,565
Deferred directors’ fees	17,540
Other expenses	219,415

Total Liabilities		106,427,158

Net Assets		$1,150,599,403

Net assets consists of:
Paid in surplus		$1,600,461,782
Undistributed net investment income		5,534,990
Accumulated net realized losses		(524,701,957)
Unrealized appreciation on investments		69,304,588

Net Assets		$1,150,599,403

Net Assets
Class A		$717,969,220
Class B		326,399,737
Class E		106,230,446

Capital Shares (Authorized) Outstanding
Class A (10,000,000)		5,155,643
Class B (5,000,000)		2,400,708
Class E (5,000,000)		772,381

Net Asset Value, Offering and Redemption Price Per Share
Class A		$139.26
Class B		135.96
Class E		137.54

(a)	Identified cost of investments was $1,184,294,117.
(b)	Includes securities on loan with a value of $88,919,034.

Statement of Operations

Six months ended June 30, 2010 (Unaudited)

Investment Income
Dividends		$11,498,088
Interest (a)		46,322

		11,544,410
Expenses
Management fees	$5,231,422
Distribution and service fees—Class B	438,726
Distribution and service fees—Class E	87,807
Directors’ fees and expenses	20,098
Custodian and accounting	46,934
Audit and tax services	15,900
Legal	1,888
Shareholder reporting	103,278
Insurance	8,109
Miscellaneous	9,980

Total Expenses	5,964,142
Less broker commission recapture	(50,643)	5,913,499

Net Investment Income		5,630,911

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	98,528,023
Futures contracts	(36,212)	98,491,811

Net change in unrealized depreciation on:
Investments		(163,222,343)

Net realized and unrealized loss		(64,730,532)

Net Decrease in Net Assets From Operations		$(59,099,621)

(a)	Includes income on securities loaned of $43,599.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$5,630,911	$9,402,231
Net realized gain (loss)	98,491,811	(344,187,996)
Net change in unrealized appreciation (depreciation)	(163,222,343)	714,755,323

Increase (decrease) in net assets from operations	(59,099,621)	379,969,558

From Distributions to Shareholders
Net investment income
Class A	(6,566,461)	(6,345,679)
Class B	(2,045,946)	(2,431,846)
Class E	(763,235)	(1,017,781)

Total distributions	(9,375,642)	(9,795,306)

Increase (decrease) in net assets from capital share transactions	(112,897,104)	107,084,109

Total increase (decrease) in net assets	(181,372,367)	477,258,361

Net Assets
Beginning of the period	1,331,971,770	854,713,409

End of the period	$1,150,599,403	$1,331,971,770

Undistributed Net Investment Income
End of the period	$5,534,990	$9,279,721

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	439,269	$67,797,046	2,269,138	$265,142,951
Reinvestments	41,489	6,566,461	56,856	6,345,679
Redemptions	(1,110,348)	(172,667,983)	(1,197,701)	(138,989,171)

Net increase (decrease)	(629,590)	$(98,304,476)	1,128,293	$132,499,459

Class B
Sales	143,535	$21,181,816	246,858	$28,721,600
Reinvestments	13,234	2,045,946	22,290	2,431,846
Redemptions	(202,564)	(29,466,550)	(358,469)	(42,193,706)

Net decrease	(45,795)	$(6,238,788)	(89,321)	$(11,040,260)

Class E
Sales	13,939	$2,055,017	38,185	$4,440,450
Reinvestments	4,881	763,235	9,226	1,017,781
Redemptions	(75,817)	(11,172,092)	(168,552)	(19,833,321)

Net decrease	(56,997)	$(8,353,840)	(121,141)	$(14,375,090)

Increase (decrease) derived from capital share transactions		$(112,897,104)		$107,084,109

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$148.14		$105.95	$219.43	$269.23	$265.37	$243.86

Income (Loss) From Investment Operations
Net investment income	0.70	(a)	1.19 (a)	1.29 (a)	0.73 (a)	1.41	0.78
Net realized and unrealized gain (loss) on investments	(8.43)		42.37	(93.36)	(15.83)	28.89	23.48

Total from investment operations	(7.73)		43.56	(92.07)	(15.10)	30.30	24.26

Less Distributions
Distributions from net investment income	(1.15)		(1.37)	(0.67)	(1.51)	(0.83)	(0.11)
Distributions from net realized capital gains	0.00		0.00	(20.74)	(33.19)	(25.61)	(2.64)

Total distributions	(1.15)		(1.37)	(21.41)	(34.70)	(26.44)	(2.75)

Net Asset Value, End of Period	$139.26		$148.14	$105.95	$219.43	$269.23	$265.37

Total Return (%)	(5.31	)(b)	41.56	(46.00)	(6.84)	12.45	9.98

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	(c)	0.85	0.78	0.76	0.78	0.77
Net ratio of expenses to average net assets (%) (d)	0.83	(c)	0.85	0.78	0.75	0.78	0.77
Ratio of net investment income to average net assets (%)	0.95	(c)	0.97	0.77	0.30	0.60	0.35
Portfolio turnover rate (%)	46	(c)	143	58	68	50	25
Net assets, end of period (in millions)	$717.97		$857.01	$493.39	$1,249.12	$1,230.43	$1,024.62

	Class B
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$144.56		$103.30	$214.35	$263.76	$260.34	$239.96

Income (Loss) From Investment Operations
Net investment income	0.52	(a)	0.84 (a)	0.92 (a)	0.10 (a)	0.91	0.22
Net realized and unrealized gain (loss) on investments	(8.27)		41.39	(91.16)	(15.46)	28.36	22.80

Total from investment operations	(7.75)		42.23	(90.24)	(15.36)	29.27	23.02

Less Distributions
Distributions from net investment income	(0.85)		(0.97)	(0.07)	(0.86)	(0.24)	0.00
Distributions from net realized capital gains	0.00		0.00	(20.74)	(33.19)	(25.61)	(2.64)

Total distributions	(0.85)		(0.97)	(20.81)	(34.05)	(25.85)	(2.64)

Net Asset Value, End of Period	$135.96		$144.56	$103.30	$214.35	$263.76	$260.34

Total Return (%)	(5.43	)(b)	41.20	(46.13)	(7.07)	12.17	9.71

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.09	(c)	1.10	1.03	1.01	1.03	1.02
Net ratio of expenses to average net assets (%) (d)	1.08	(c)	1.10	1.03	1.00	1.03	1.02
Ratio of net investment income to average net assets (%)	0.72	(c)	0.71	0.57	0.04	0.35	0.10
Portfolio turnover rate (%)	46	(c)	143	58	68	50	25
Net assets, end of period (in millions)	$326.40		$353.66	$261.95	$549.78	$665.31	$613.22

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$146.26		$104.55	$216.73	$266.33	$262.59	$241.77

Income (Loss) From Investment Operations
Net investment income	0.59	(a)	0.97 (a)	1.07 (a)	0.34 (a)	1.21	0.49
Net realized and unrealized gain (loss) on investments	(8.34)		41.87	(92.21)	(15.63)	28.59	22.97

Total from investment operations	(7.75)		42.84	(91.14)	(15.29)	29.80	23.46

Less Distributions
Distributions from net investment income	(0.97)		(1.13)	(0.30)	(1.12)	(0.45)	0.00
Distributions from net realized capital gains	0.00		0.00	(20.74)	(33.19)	(25.61)	(2.64)

Total distributions	(0.97)		(1.13)	(21.04)	(34.31)	(26.06)	(2.64)

Net Asset Value, End of Period	$137.54		$146.26	$104.55	$216.73	$266.33	$262.59

Total Return (%)	(5.38	)(b)	41.34	(46.08)	(6.98)	12.28	9.81

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.99	(c)	1.00	0.93	0.91	0.93	0.92
Net ratio of expenses to average net assets (%) (d)	0.98	(c)	1.00	0.93	0.90	0.93	0.92
Ratio of net investment income to average net assets (%)	0.81	(c)	0.81	0.66	0.14	0.44	0.19
Portfolio turnover rate (%)	46	(c)	143	58	68	50	25
Net assets, end of period (in millions)	$106.23		$121.31	$99.38	$217.97	$274.83	$290.26

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers and broker commission recapture credits, if applicable, as detailed in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The Met/Artisan Mid Cap Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the

MSF-11

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Financial futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker recapture reclasses, capital loss carryforwards and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

MSF-12

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2010	% per Annum	Average Daily Net Assets
$5,231,422	0.820%	Of the first $1 billion
	0.780%	On amounts in excess of $1 billion

MSF-13

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Artisan Partners Limited Partnership is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife Advisers is an affiliate of MetLife and MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2010 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$281,839,879	$0	$380,227,993

5.	DERIVATIVE INSTRUMENTS

Authoritative accounting guidance requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the

MSF-14

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Future contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the six months ended June 30, 2010, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 26 through April 29, 2010, the Portfolio has $70,930,079 in equity index futures contracts exposure. At June 30, 2010, the Portfolio did not have any open futures contacts. For the six months ended June 30, 2010, the Portfolio had realized losses in the amount of $36,212 which is shown under net realized gain (loss) on futures contracts in the Statement of Operations.

6.	MARKET, CREDIT AND COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts it’s exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$9,795,306	$57,371,161	$—	$134,538,824	$—	$—	$9,795,306	$191,909,985

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$9,295,327	$—	$221,494,724	$(612,161,561)	$(381,371,510)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future realized capital gains. As of December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$409,932,957	$202,228,604	$612,161,561

Pursuant to federal income tax regulations applicable regulated to investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year.

MSF-15

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$—

8.	RECENT ACCOUNTING PRONOUNCEMENT

The Portfolio adopted Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”, effective March 31, 2010. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

9.	SUBSEQUENT EVENTS

Management completed an evaluation of the impact of all subsequent events on the Portfolio’s financial statements and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

MSF-16

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-17

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Managed by Dimensional Fund Advisors LP

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2010, the Class A and B shares of the Met/Dimensional International Small Company Portfolio returned -6.84% and -6.99%, respectively, compared to its benchmark, the MSCI World (ex-U.S.) Small Cap Index1, which returned -6.31%.

MARKET ENVIRONMENT/CONDITIONS

After relatively flat returns in the first quarter of 2010, non-U.S. developed market equities experienced sharp losses in the second quarter of 2010 and ended the first half of the year with double-digit negative returns. There was a lot of variation in performance at the country and asset class levels. For instance, the difference in performance between the best-performing market, Denmark, and the worst-performing one, Greece, was over 47% (0.7% vs. -46.9%). Country returns used reflect MSCI’s World ex-U.S. Index (net div) and comprise large, mid, and small cap equities.

Europe’s sovereign debt crisis created significant disruptions in that region’s credit markets. The uncertainty about the exposure of different European financial institutions to sovereign debt from countries that are experiencing the greatest financial strains caused liquidity in the European interbank lending markets to dry up significantly, starting in April. This uncertainty led to increased volatility and consequently, there were wider than usual performance differences between the best and worst performing stocks within countries, industry sectors, and asset classes. The sovereign debt crisis also caused the Euro and other currencies in continental Europe, as well as the British Pound, to significantly depreciate against the U.S. Dollar. The overall impact of currency fluctuations between the U.S. Dollar and developed country currencies was a decrease in the dollar-denominated returns of non-U.S. developed market equities by approximately 5.4% in the first half of 2010.

Using the MSCI World ex-U.S. Index as a proxy, small cap stocks outperformed large cap stocks in the first half of 2010.

PORTFOLIO REVIEW/CURRENT POSITIONING

Over the six month period ending June 30, 2010, the Portfolio’s smaller allocation than its benchmark to Japan, one of the best-performing markets for the period, combined with the Portfolio’s higher allocation to Euro-denominated countries (which generally underperformed), accounted for the vast majority of relative underperformance relative to its benchmark. This was partly offset by the Portfolio’s composition of securities within Japan and the U.K., which outperformed the benchmark.

Across market capitalization segments, the Portfolio’s composition of larger small cap stocks underperformed those in the benchmark, which had a negative impact on relative performance. This was partly offset by the Portfolio’s composition within the smallest size segment, which outperformed the benchmark and contributed to relative performance.

Within sectors, the Portfolio’s composition of energy and materials stocks underperformed relative to those in the Index. This was partly offset by the Portfolio’s composition of consumer discretionary and industrials stocks, which outperformed those in the Index, and had a positive impact on relative performance.

The Met/Dimensional International Small Company Portfolio generally invests in small company stocks in developed non-U.S. markets. As of June 30, 2010, the Portfolio held 3,564 securities with a weighted average total market capitalization of $1,320 million and a median total market capitalization of $350 million. Sector/industry diversification is a residual of the security selection process. With the exception of excluding REITs, Dimensional generally does not make an active decision to time or weight sectors or industries.

Karen Umland, CFA, Senior Portfolio Manager

Stephen Clark, Senior Portfolio Manager

Joseph Chi, CFA, Portfolio Manager

Jed Fogdall, Portfolio Manager

Portfolio Managers

Dimensional Fund Advisors LP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD (EX-U.S.) SMALL CAP INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2010

	6 Months	1 Year	Since Inception[2]
Met/Dimensional International Small Company Portfolio
Class A	-6.84	13.54	20.00
Class B	-6.99	13.24	19.69
MSCI World (ex-U.S.) Small Cap Index	-6.31	15.70	24.33

1 The MSCI World (ex-U.S.) Small Cap Index is an unmanaged index that measures the performance of stocks across 23 developed markets, excluding the United States. The index returns shown were calculated with net dividends; they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception date of the Class A and Class B shares is 10/31/08. Index since inception return is based on the Portfolio’s inception date.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2010

Top Holdings

% of Net Assets
Meggitt plc	0.4
Tomkins plc	0.4
Clariant AG	0.3
Mondi plc	0.3
Informa plc	0.3
IMI plc	0.3
SSL International plc	0.3
SBM Offshore NV	0.3
Catlin Group, Ltd.	0.3
MTU Aero Engines Holding AG	0.3

Top Countries

% of Net Assets
Japan	23.5
United Kingdom	16.2
Canada	11.8
Australia	7.9
Germany	4.9
Switzerland	4.6
France	4.0
Italy	3.3
Finland	2.7
Sweden	2.2

MSF-2

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 through June 30, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Dimensional International Small Company Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses paid during period* January 1, 2010 to June 30, 2010
Class A	Actual	1.03%	$1,000.00	$931.56	$4.93
	Hypothetical	1.03%	$1,000.00	$1,019.62	$5.16

Class B	Actual	1.28%	$1,000.00	$930.10	$6.13
	Hypothetical	1.28%	$1,000.00	$1,018.36	$6.41

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-3

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—99.6% of Net Assets

Security Description	Shares	Value*

Australia—7.9%
Acrux, Ltd. (a)	47,161	$71,759
Adamus Resources, Ltd. (a)	26,631	11,399
Adelaide Brighton, Ltd.	221,157	498,259
Aditya Birla Minerals, Ltd.	15,019	8,043
AED Oil, Ltd. (a) (b)	93,946	34,332
Aevum, Ltd.	10,395	9,576
AJ Lucas Group, Ltd.	26,227	49,077
Alchemia, Ltd. (a)	56,649	24,521
AlesCo.Corp., Ltd. (b)	53,425	106,757
Alkane Resources, Ltd. (a)	49,902	9,847
Alliance Resources, Ltd. (a)	81,385	19,598
Allied Gold, Ltd. (a)	32,572	10,106
Amalgamated Holdings, Ltd.	31,555	151,707
Amcom Telecommunications, Ltd.	234,284	62,690
Andean Resources, Ltd. (a)	163,581	462,201
Ansell, Ltd.	77,271	854,930
Antares Energy, Ltd. (a)	95,957	46,727
APA Group	216,394	656,155
Apex Minerals NL (a)	754,434	13,227
APN News & Media, Ltd.	240,260	399,316
Aquila Resources, Ltd. (a)	10,467	68,754
Arafura Resources, Ltd. (a)	96,318	33,951
ARB Corp., Ltd.	20,809	100,004
Aristocrat Leisure, Ltd.	82,629	254,319
ASG Group, Ltd. (b)	47,101	55,436
Atlas Iron, Ltd. (b)	175,201	306,656
Aurora Oil & Gas, Ltd. (a)	56,180	35,949
Ausdrill, Ltd.	36,509	49,581
Ausenco., Ltd. (b)	28,077	42,122
Austal, Ltd.	19,673	36,312
Austar United Communications, Ltd. (a)	294,317	235,467
Austbrokers Holdings, Ltd.	9,654	40,279
Austereo Group, Ltd.	43,587	61,430
Austin Engineering, Ltd.	10,214	29,200
Australian Agricultural Co., Ltd.	85,033	107,619
Australian Infrastructure Fund (b)	247,994	353,802
Australian Pharmaceutical Industries, Ltd. (b)	157,007	51,615
Australian Worldwide Exploration, Ltd. (a)	213,977	319,161
Automotive Holdings Group	92,092	173,154
AV Jennings, Ltd.	7,380	2,796
Avoca Resources, Ltd. (a)	88,015	203,024
AWB, Ltd. (b)	475,246	365,408
Bandanna Energy, Ltd. (a)	40,886	20,154
Bank of Queensland, Ltd.	62,049	544,164
Bannerman Resources, Ltd. (a)	24,000	5,308
BC Iron, Ltd. (a)	27,808	40,737
Beach Petroleum, Ltd.	497,404	288,320
Bendingo Mining, Ltd.	45,078	7,172
Berkeley Resources, Ltd. (a)	25,720	24,328
Bionomics, Ltd. (a)	51,919	11,766
Biota Holdings, Ltd. (a)	70,678	60,214
Blackmores, Ltd.	4,906	92,349
Boart Longyear Group	211,078	500,840
Boom Logistics, Ltd.	57,490	18,557
Boulder Steel, Ltd. (a)	19,202	1,925
Bow Energy, Ltd. (a)	91,207	85,444
Braddken, Ltd. (b)	46,881	282,999

Security Description	Shares	Value*

Australia—(Continued)
Breville Group, Ltd.	1,180	$2,134
Brockman Resources, Ltd.	46,159	114,341
BT Investment Management, Ltd.	11,643	24,016
Cabcharge Australia, Ltd. (b)	58,685	254,296
Campbell Brothers, Ltd.	27,621	699,585
Cape Lambert Iron Ore, Ltd. (a)	97,229	26,337
Cardno, Ltd.	13,224	44,646
Carnarvon Petroleum, Ltd. (a)	261,557	75,539
Carnegie Corp., Ltd. (a)	63,298	4,286
Cash Converters International, Ltd.	68,077	31,388
Catalpa Resources, Ltd. (a)	29,248	39,896
CBH Resources, Ltd. (a)	71,836	14,300
Cellestis, Ltd. (a)	25,191	58,348
Centamin Egypt, Ltd. (a)	111,248	270,871
Centennial Coal Co., Ltd.	198,152	738,833
Centrebet International, Ltd.	9,600	10,671
Centrex Metals, Ltd. (a)	25,334	9,047
Ceramic Fuel Cells, Ltd. (a)	335,470	43,163
CGA Mining, Ltd. (a)	7,066	13,257
Challenger Financial Services Group, Ltd.	282,888	833,352
Chandler Macleod Group, Ltd.	16,111	3,685
Chemgenex Pharmaceuticals, Ltd.	34,831	8,573
Citadel Resource Group, Ltd. (a)	848,460	188,418
Clean Seas Tuna, Ltd. (a)	857	62
Clinuvel Pharmaceuticals, Ltd. (a)	87,608	16,543
Clough, Ltd.	89,000	57,375
Coal of Africa, Ltd. (a)	162,768	247,005
Cockatoo Coal, Ltd. (a)	223,618	72,457
Codan, Ltd.	44,453	54,752
Coffey International, Ltd.	21,485	17,318
Collection House, Ltd.	18,260	11,639
Comet Ridge, Ltd. (a)	17,561	2,195
ConnectEast Group	1,832,262	588,122
Conquest Mining, Ltd. (a)	36,675	10,038
Consolidated Media Holdings, Ltd.	220,029	590,507
Cooper Energy, Ltd. (a)	123,859	38,520
Corporate Express Australia, Ltd. (b)	17,342	83,048
Count Financial, Ltd.	64,404	62,814
Crane Group, Ltd.	45,531	308,785
Credit Corp. Group, Ltd.	10,718	24,138
Crescent Gold, Ltd. (a)	33,079	3,639
CSG, Ltd.	103,334	160,473
Cudeco, Ltd. (a)	51,210	200,497
Cue Energy Resources, Ltd. (a)	195,411	40,948
Customers, Ltd. (a)	24,770	58,632
Data #3, Ltd.	606	4,100
David Jones, Ltd.	112,834	409,309
Decmil Group, Ltd. (a)	29,809	38,059
Deep Yellow, Ltd. (a)	335,540	36,637
Devine, Ltd.	146,813	29,061
Discovery Metals, Ltd. (a)	101,526	57,634
Dominion Mining, Ltd.	30,667	70,860
Domino’s Pizza Enterprises, Ltd.	11,943	52,661
Drillsearch Energy, Ltd. (a)	275,593	11,862
DUET Group	433,832	590,432
DWS Advanced Business Solutions, Ltd.	24,661	29,881
Dyesol, Ltd. (a)	37,128	32,363

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Australia—(Continued)
Eastern Star Gas, Ltd. (a)	283,602	$193,723
Elders, Ltd.	166,506	54,376
Emeco Holdings, Ltd.	86,049	41,830
Energy World Corp., Ltd.	437,888	135,469
Envestra, Ltd.	491,139	202,974
Eservglobal, Ltd.	43,068	21,865
Euroz, Ltd.	8,343	9,000
Extract Resources, Ltd. (a)	19,418	106,099
Fantastic Holdings, Ltd.	250	420
Ferraus, Ltd. (a)	33,559	21,949
FKP Property Group	487,357	277,906
Fleetwood Corp., Ltd.	35,564	274,663
FlexiGroup, Ltd.	62,397	72,074
Flight Centre, Ltd.	25,757	358,948
Flinders Mines, Ltd. (a)	330,186	23,622
Forge Group, Ltd.	4,380	9,864
Forte Energy NL (a)	61,924	6,229
Galaxy Resources, Ltd. (a)	50,341	39,287
Geodynamics, Ltd. (a)	82,317	22,830
Ginalbie Metals, Ltd. (a) (b)	59,592	51,187
Giralia Resources NL (a)	58,422	88,781
Gold One International, Ltd. (a)	265,777	63,872
Goodman Fielder, Ltd.	534,607	607,237
GrainCorp., Ltd.	100,018	448,744
Grange Resources, Ltd. (a)	120,000	49,465
GUD Holdings, Ltd.	33,314	243,285
Gujarat NRE Coking Coal, Ltd. (a)	16,491	8,406
Gunns, Ltd. (b)	443,508	225,099
GWA International, Ltd. (b)	136,258	344,253
Hastie Group, Ltd.	43,587	50,537
Healthscope, Ltd. (b)	132,886	582,638
Heron Resources, Ltd. (a)	35,984	5,277
HFA Holdings, Ltd.	182,493	25,879
Highlands Pacific, Ltd. (a)	43,800	7,799
Hillgrove Resources, Ltd.	42,437	9,103
Hills Industries, Ltd.	34,454	62,135
Horizon Oil, Ltd.	306,459	77,685
Icon Energy, Ltd. (a)	103,127	14,969
iiNET, Ltd.	29,332	71,658
Iluka Resources, Ltd. (a)	228,700	892,385
Imdex, Ltd.	56,956	34,677
IMF Australia, Ltd.	36,858	48,973
Independence Group NL	21,324	84,250
Indophil Resources NL (a) (d)	55,747	51,761
Industrea, Ltd.	346,743	102,742
Infigen Energy	389,202	233,395
Infomedia, Ltd.	67,545	15,731
Integra Mining, Ltd. (a)	98,489	24,707
Integrated Research, Ltd.	28,972	9,821
Intrepid Mines, Ltd. (a)	102,707	43,393
Invocare, Ltd.	52,080	266,199
IOOF Holdings, Ltd.	107,724	539,276
Iress Market Technology, Ltd.	51,660	378,168
Iron Ore Holdings, Ltd. (a)	41,436	48,677
iSOFT Group, Ltd.	340,747	48,195
Ivanhoe Australia, Ltd. (a)	19,882	46,698
Jabiru Metals, Ltd. (a)	194,534	49,565

Security Description	Shares	Value*

Australia—(Continued)
JB Hi-Fi, Ltd.	50,206	$805,350
Kagara, Ltd.	14,017	5,655
Kangaroo Resources, Ltd. (a)	196,326	17,234
Karoon Gas Australia, Ltd. (a)	62,553	313,054
Kingsgate Consolidated, Ltd.	18,872	150,771
Kingsrose Mining, Ltd. (a)	78,221	67,720
Linc Energy, Ltd. (a)	119,994	101,902
Lycopodium, Ltd.	1,399	3,693
Lynas Corp., Ltd. (a)	155,233	70,960
M2 Telecommunications Group, Ltd.	24,228	34,476
MAC Services Group	53,361	108,318
Macmahon Holdings, Ltd.	344,513	156,118
Macquarie Telecom Group, Ltd.	3,983	15,534
Magma Metals, Ltd. (a)	61,670	21,582
Mantra Resources, Ltd. (a)	10,048	34,876
McMillan Shakespeare, Ltd.	15,824	62,652
McPherson’s Ltd.	19,409	41,084
Medusa Mining, Ltd.	39,249	128,254
Melbourne IT, Ltd.	32,435	53,315
MEO Australia, Ltd. (a)	194,344	40,292
Mermaid Marine Australia, Ltd. (b)	81,491	173,531
Mesoblast, Ltd. (a)	27,256	42,334
Metals X, Ltd. (a)	122,921	9,871
Metgasco, Ltd. (a)	143,193	45,608
Minara Resources, Ltd.	192,345	105,603
Mincor Resources NL	26,000	39,310
Mineral Deposits, Ltd. (a)	47,921	37,958
Mineral Resources, Ltd.	53,299	359,242
Mirabela Nickel, Ltd. (a)	46,231	78,258
Mitchell Communications Group, Ltd.	92,557	68,889
Molopo Australia, Ltd.	90,190	74,217
Moly Mines, Ltd. (a)	9,511	4,174
Monadelphous Group, Ltd.	35,802	382,987
Morning Star Gold NL (a)	33,455	10,937
Mortgage Choice, Ltd.	27,374	25,814
Mount Gibson Iron, Ltd.	306,999	393,981
Murchison Metals, Ltd. (a)	99,288	165,081
Nanosonics, Ltd. (a)	56,370	25,001
Navitas, Ltd.	157,387	615,313
Neptune Marine Services, Ltd. (a)	74,800	14,538
Nexbis, Ltd. (a)	76,189	5,544
NIB Holdings, Ltd.	95,649	101,187
Nido Petroleum, Ltd. (a)	455,291	56,815
Norfolk Group, Ltd.	47,507	30,282
North Australian Diamonds, Ltd. (a)	11,654	262
Northern Energy Corp., Ltd. (a)	30,998	26,774
Northern Iron, Ltd. (a)	9,483	10,917
NRW Holdings, Ltd.	33,701	27,516
Nufarm, Ltd. (b)	104,906	475,272
Oaks Hotels & Resorts, Ltd.	12,541	3,387
Oakton, Ltd.	32,057	64,369
Orocobre, Ltd. (a)	20,107	28,540
Otto Energy, Ltd. (a)	308,140	19,385
Pacific Brands, Ltd.	738,497	548,091
Pan Pacific Petroleum NL (a)	55,564	7,428
PanAust, Ltd. (a)	1,136,101	468,083
Panoramic Resources, Ltd.	34,411	62,684

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Australia—(Continued)
PaperlinX, Ltd.	340,846	$176,964
Peet, Ltd.	31,611	56,331
Perilya, Ltd.	130,969	41,167
Perpetual, Ltd. (b)	19,601	465,304
Perseus Mining, Ltd. (a)	123,175	239,358
Petsec Energy, Ltd. (a)	3,946	589
Pharmaxis, Ltd. (a) (b)	99,632	172,704
Photon Group, Ltd. (d)	47,875	41,408
Platinum Australia, Ltd. (a)	54,586	30,833
PMP, Ltd.	68,427	32,410
Premier Investments, Ltd.	22,452	115,717
Prima Biomed, Ltd. (a)	213,074	18,971
Primary Health Care, Ltd.	138,441	415,867
Prime Media Group, Ltd.	1,327	799
Probiotec, Ltd.	13,611	15,049
Programmed Maintenance Services, Ltd.	17,649	37,016
Quickstep Holdings, Ltd. (a)	31,204	6,136
Ramelius Resources, Ltd. (a)	17,228	6,469
Ramsay Health Care, Ltd.	27,077	320,702
RCR Tomlinson, Ltd.	13,292	9,270
Realestate.com.au, Ltd. (a)	33,162	295,775
Reckon, Ltd.	24,309	42,044
Red Fork Energy, Ltd. (a)	29,578	12,270
Red Hill Iron, Ltd. (a)	3,707	8,801
Redflex Holdings, Ltd.	17,543	33,706
Reed Resources, Ltd. (a)	12,934	6,471
Regional Express Holdings, Ltd. (a)	9,952	8,456
Regis Resources, Ltd. (a)	73,370	55,323
Resolute Mining, Ltd.	63,526	56,282
Resource Generation, Ltd. (a)	37,002	14,296
Retail Food Group, Ltd.	19,150	42,819
RHG, Ltd. (a)	70,192	36,602
Ridley Corp., Ltd.	75,023	72,824
Riversdale Mining, Ltd.	78,836	692,654
Roc Oil Co., Ltd. (a)	348,894	91,526
Rock Building Society, Ltd.	1,453	3,099
RP Data, Ltd.	7,597	5,567
Runge, Ltd.	4,190	1,399
Ruralco Holdings, Ltd.	2,336	5,027
S.A.I. Global, Ltd.	61,765	208,503
Salmat, Ltd.	36,428	122,955
Sandfire Resources NL (a)	50,039	136,361
Saracen Mineral Holdings, Ltd.	5,878	1,992
Sedgman, Ltd.	34,582	38,627
Seek, Ltd.	85,562	502,070
Select Harvests, Ltd.	3,333	9,765
Servcorp, Ltd.	18,320	41,406
Service Stream, Ltd.	34,463	6,623
Seven Group Holdings, Ltd.	41,311	198,421
Sigma Pharmaceuticals, Ltd.	621,692	218,555
Silex Systems, Ltd. (a)	38,377	148,632
Silver Lake Resources, Ltd. (a)	24,503	36,198
Sirtex Medical, Ltd. (a)	18,491	76,503
Skilled Group, Ltd.	16,699	15,225
SMS Management & Technology, Ltd.	27,181	135,932
Southern Cross Electrical Engineering, Ltd.	13,042	11,579
Southern Cross Media Group	176,836	243,315

Security Description	Shares	Value*

Australia—(Continued)
Spark Infrastructure Group	535,237	$516,986
Sphere Investments, Ltd. (a)	20,647	20,987
Spotless Group, Ltd.	119,377	214,521
St. Barbara, Ltd. (a) (b)	760,015	223,763
Starpharma Holdings, Ltd. (a)	62,500	28,531
Straits Resources, Ltd.	39,613	43,315
Strike Resources, Ltd. (a)	13,614	5,540
STW Communications Group, Ltd.	94,708	73,068
Sundance Resources, Ltd. (a) (d)	197,654	21,788
Sunland Group, Ltd.	93,411	53,463
Super Cheap Auto Group, Ltd.	40,247	183,163
Swick Mining Services, Ltd. (a)	44,723	13,359
Talent2 International, Ltd.	14,642	17,545
Tanami Gold NL (a)	345,981	11,854
Tap Oil, Ltd.	53,796	38,466
Tassal Group, Ltd.	62,669	74,563
Technology One, Ltd.	38,530	25,684
Ten Network Holdings, Ltd.	240,731	325,690
Terramin Australia, Ltd. (a)	34,330	15,935
TFS Corp., Ltd.	28,228	20,041
Thakral Holdings Group (REIT)	143,461	43,718
The Reject Shop, Ltd.	11,148	147,266
Thorn Group, Ltd.	49,951	51,193
Tiger Resources, Ltd. (a)	107,569	18,978
Timbercorp, Ltd. (b) (c)	175,921	0
Tower Australia Group, Ltd. (b)	153,063	260,827
Tox Free Solutions, Ltd. (a)	14,167	27,950
TPG Telecom, Ltd.	249,608	401,417
Transfield Services Infrastructure Fund	153,286	81,019
Transfield Services, Ltd.	199,724	521,709
Transpacific Industries Group, Ltd. (a)	135,033	112,989
Troy Resources NL	14,021	29,016
Trust Co., Ltd.	3,656	17,044
United Group, Ltd.	52,164	593,416
UXC, Ltd.	76,011	28,717
Victoria Petroleum NL (a)	99,714	20,030
Village Roadshow, Ltd.	7,714	14,321
Virgin Blue Holdings, Ltd.	968,773	238,112
Warrnambool Cheese & Butter Factory Co. Holding, Ltd.	4,933	14,613
Watpac, Ltd.	30,428	31,373
Wattyl, Ltd.	14,111	19,532
WDS, Ltd.	58,280	17,110
Webjet, Ltd.	17,109	26,843
West Australian Newspapers Holdings, Ltd. (b)	61,645	338,525
Western Areas NL	55,986	175,864
White Energy Co., Ltd. (a)	78,162	205,610
Whitehaven Coal, Ltd.	78,576	312,010
WHK Group, Ltd.	70,080	57,178
Wide Bay Australia, Ltd.	7,806	67,121
Wotif.com Holdings, Ltd.	51,701	234,221
Wridgways Australia, Ltd.	3,318	6,925

		42,487,240

Austria—1.0%
A-TEC Industries AG	1,749	17,954
Agrana Beteiligungs AG	1,493	120,971

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Austria—(Continued)
Andritz AG (b)	17,975	$1,010,915
Austriamicrosystems AG (a)	2,456	84,721
bwin Interactive Entertainment AG (a)	12,484	555,358
BWT AG	1,528	34,465
CAT Oil AG	1,623	13,736
Constantia Packaging AG	834	44,349
EVN AG (b)	11,044	165,299
Flughafen Wien AG	5,320	279,271
Intercell AG (a)	15,606	291,658
Kapsch TrafficCom AG	138	4,940
Lenzing AG	164	62,713
Mayr Melnhof Karton AG	3,602	322,352
Oberbank AG	174	9,249
Oesterreichische Post AG (b)	17,148	423,476
Palfinger AG (b)	5,413	119,108
RHI AG (a)	11,020	260,021
Rosenbauer International AG	555	20,001
Schoeller-Bleckmann Oilfield Equipment AG	4,650	212,320
Semperit AG Holding	2,111	72,545
Uniqa Versicherungen AG	4,263	73,307
Wienerberger AG	58,361	715,260
Wolford AG	856	15,809
Zumtobel AG	16,442	275,600

		5,205,398

Belgium—1.3%
Ablynx NV (a)	1,669	15,020
Ackermans & van Haaren NV	10,676	663,000
AGFA-Gevaert NV	65,000	373,414
Banque Nationale de Belgique	88	402,578
Barco NV	2,022	90,930
Bekaert S.A.	5,135	860,649
Compagnie d’Entreprises CFE	3,390	150,388
Compagnie Immobiliere de Belgique S.A.	1,022	37,284
Compagnie Maritime Belge S.A.	2,195	58,178
D’ieteren S.A.	770	328,697
Deceuninck NV	22,460	46,444
Deceuninck Plastics	17,412	21
Devgen (a)	1,589	16,462
Duvel Moortgat S.A.	85	6,235
Econocom Group	3,742	51,018
Elia System Operator S.A. (VVPR Strip) (a)	785	121
Elia System Operator S.A.	3,925	123,442
Euronav NV	11,341	205,839
EVS Broadcast Equipment S.A.	4,586	185,283
Exmar NV	2,923	18,729
Galapagos NV (a)	1,907	23,971
Gimv NV	47	2,135
Hamon & CIE S.A.	120	4,215
IRIS	560	23,495
Kinepolis	1,629	86,019
Lotus Bakeries S.A.	19	7,967
Melexis NV	5,734	58,400
Nyrstar (b)	34,275	354,139
Omega Pharma S.A.	8,374	368,375
Option NV	9,790	7,300

Security Description	Shares	Value*

Belgium—(Continued)
RealDolmen NV	42	$6
RealDolmen NV (Post Reverse Split Shares)	737	13,633
Recticel S.A.	4,073	37,719
Roularta Media Group NV	90	1,856
Sipef S.A.	1,740	100,397
Telenet Group Holding NV (a)	27,321	721,136
Tessenderlo Chemie NV	3,806	97,338
ThromboGenics NV (a)	2,995	56,477
Umicore S.A.	35,678	1,037,601
Van de Velde	2,138	83,941

		6,719,852

Bermuda—2.1%
ABC Communications Holdings, Ltd. (HKD) (a)	54,000	10,856
Alco Holdings, Ltd. (HKD)	136,000	43,775
Allan International Holdings (HKD)	70,000	24,686
Apac Resources, Ltd. (HKD) (a)	2,300,000	159,919
APT Satellite Holdings, Ltd. (HKD) (a)	74,000	26,112
Artini China Co., Ltd. (HKD) (a)	171,000	14,801
Arts Optical International Holdings (HKD)	16,000	7,470
Asia Satellite Telecommunications Holdings, Ltd. (HKD)	66,000	103,555
Automated Systems Holdings, Ltd. (HKD) (a)	32,000	7,148
Beijing Enterprises Water Group, Ltd. (HKD) (a)	1,010,000	314,341
Beijing Properties Holdings, Ltd. (HKD) (a)	642,000	56,335
Bel Global Resources Holdings, Ltd. (HKD) (a)	520,000	12,451
Bossini International Holding (HKD)	240,000	15,042
Bright International Group, Ltd. (HKD)	174,000	14,771
Bright Prosperous Holdings, Ltd. (HKD) (a)	577,500	35,131
Bund Center Investment, Ltd. (SGD) (a)	276,000	51,391
Burwill Holdings, Ltd. (HKD) (a)	1,294,000	81,498
BW Offshore, Ltd. (NOK) (a)	37,000	42,847
C C Land Holdings, Ltd. (HKD)	944,000	314,784
C Y Foundation Group, Ltd. (HKD) (a)	1,040,000	11,546
Cafe de Coral Holdings, Ltd. (HKD)	82,000	210,132
Catlin Group, Ltd. (GBP) (b)	266,277	1,386,310
CCT Telecom Holdings, Ltd. (HKD)	26,000	3,166
Century City International (HKD)	428,000	31,491
Champion Technology Holdings, Ltd. (HKD)	884,186	24,542
Chen Hsong Holdings (HKD)	110,000	41,990
Chevalier International Holdings, Ltd. (HKD)	30,000	29,959
Chevalier Pacific Holdings, Ltd. (HKD)	455,000	38,141
China Electronics Corp. Holdings Co., Ltd. (HKD)	352,000	51,537
China Glass Holdings, Ltd. (HKD)	38,000	11,956
China Mandarin Holdings, Ltd. (HKD) (a) (d)	314,000	7,862
China Ocean Shipbuilding Industry Group, Ltd. (HKD) (a)	160,800	8,416
China Pipe Group, Ltd. (HKD) (a)	1,620,000	14,836
China Public Procurement, Ltd. (HKD) (a)	644,000	65,697
China Solar Energy Holdings, Ltd. (HKD) (a)	1,620,000	47,556
China Sonangol Resources Enterprise, Ltd. (HKD) (a)	142,000	38,455
China WindPower Group, Ltd. (HKD) (a)	1,800,000	176,155
ChinaVision Media Group, Ltd. (HKD) (a)	200,000	18,064
Chow Sang Sang Holding (HKD)	120,000	202,572

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Bermuda—(Continued)
Chuang’s China Investments, Ltd. (HKD) (a)	341,000	$21,314
Chuangs’s Consortium International, Ltd. (HKD)	20,000	2,081
CNT Group, Ltd. (HKD) (a)	246,000	11,086
CP Pokphand Co. (HKD) (a)	1,164,000	102,579
CSI Properties, Ltd. (HKD)	1,071,108	23,587
Dickson Concepts International, Ltd. (HKD)	82,500	57,907
Dockwise, Ltd. (NOK) (a)	2,989	70,803
DVN Holdings, Ltd. (HKD)	208,000	15,316
Dynamic Energy Holdings, Ltd. (HKD) (a)	268,000	10,185
Emperor Entertainment Hotel, Ltd. (HKD)	175,000	31,546
EPI Holdings, Ltd. (HKD) (a)	3,000,000	38,661
Extrawell Pharmaceutical Holdings, Ltd. (HKD) (a)	70,000	6,783
Fairwood, Ltd. (HKD)	20,000	20,861
Far East Golden Resources Group, Ltd. (HKD) (a)	852,000	29,187
Fong’s Industries Co., Ltd. (HKD)	36,000	16,195
Frasers Property China, Ltd. (HKD) (a)	114,000	2,711
Frontline, Ltd. (NOK)	2,900	84,141
Fujikon Industrial Holdings, Ltd. (HKD)	64,000	12,408
G-Resources Group, Ltd. (HKD) (a)	4,119,000	225,034
Genting Hong Kong, Ltd. (HKD) (a)	226,229	39,396
Giordano International, Ltd. (HKD)	798,000	339,930
Glorious Sun Enterprises, Ltd. (HKD)	262,000	97,180
Golden Ocean Group, Ltd. (NOK)	157,298	189,770
Golden Resorts Group, Ltd. (HKD)	2,104,000	103,967
Golden Resources Development International, Ltd. (HKD)	370,000	23,472
Goldin Financial Holdings, Ltd. (HKD) (a)	200,000	20,893
Good Fellow Resources Holdings, Ltd. (HKD) (a)	190,000	17,219
Great Eagle Holdings, Ltd. (HKD)	125,602	320,519
Green Global Resources, Ltd. (HKD) (a)	100,000	17,556
Hang Ten Group Holdings, Ltd. (HKD)	56,000	4,566
Hiscox, Ltd. (GBP)	228,631	1,165,012
Hong Kong Resources Holdings Co., Ltd. (HKD)	343,500	58,684
Hongkong Chinese, Ltd. (HKD)	204,000	17,557
Huscoke Resources Holdings, Ltd. (HKD) (a)	1,034,000	58,053
Hutchison Harbour Ring, Ltd. (HKD)	980,000	87,425
IDT International, Ltd. (HKD) (a)	406,000	11,541
Imagi International Holdings, Ltd. (HKD) (a)	107,000	2,867
Integrated Distribution Services Group (HKD)	55,000	95,068
iOne Holdings, Ltd. (HKD)	620,000	19,656
IT, Ltd. (HKD)	250,000	81,700
ITC Properties Group, Ltd. (HKD) (a)	15,000	3,643
Jackin International Holdings, Ltd. (HKD) (a)	274,000	18,833
Jiuzhou Development Co., Ltd. (HKD)	218,000	19,444
JLF Investment Co., Ltd. (HKD)	360,000	27,961
K Wah International Holdings, Ltd. (HKD)	415,000	128,262
Karl Thomson Holdings, Ltd. (HKD) (a)	94,000	6,836
Katanga Mining, Ltd. (CAD) (a)	26,923	16,501
Kin Yat Holdings, Ltd. (HKD)	14,000	4,930
Kingmaker Footwear Holdings, Ltd. (HKD)	102,000	13,427
Kith Holdings, Ltd. (HKD)	42,000	9,984
Lancashire Holdings, Ltd. (GBP)	13,050	96,617
Le Saunda Holdings (HKD)	164,000	56,502
Lerado Group Holdings Co. (HKD)	174,000	23,188
Li Heng Chemical Fibre Technologies, Ltd. (SGD)	110,000	16,768
Luk Fook Holdings International, Ltd. (HKD)	84,000	105,424

Security Description	Shares	Value*

Bermuda—(Continued)
Luks Group Vietnam Holdings Co., Ltd. (HKD)	16,000	$6,422
Lung Kee Holdings (HKD)	74,000	36,445
Man Yue International Holdings, Ltd. (HKD)	88,000	22,705
Matrix Holdings, Ltd. (HKD)	36,000	6,424
Mei Ah Entertainment Group, Ltd. (HKD)	800,000	19,094
Midland Holdings, Ltd. (HKD)	306,000	250,125
New Century Group Hong Kong, Ltd. (HKD)	912,000	15,642
New Times Energy Corp., Ltd. (HKD) (a)	2,138,000	73,347
Neway Group Holdings, Ltd. (HKD)	2,230,000	86,573
Newocean Energy Holdings, Ltd. (HKD)	262,000	39,444
Ngai LIK Industrial Holding (HKD) (a)	224,000	2,962
Omnicorp, Ltd. (HKD)	22,000	5,762
Orange Sky Golden Harvest Entertainment Holdings, Ltd. (HKD)	555,882	57,573
Oriental Watch Holdings (HKD)	58,000	14,971
Pacific Andes International Holdings, Ltd. (HKD) (a)	492,356	79,407
Pacific Basin Shipping, Ltd. (HKD)	918,000	568,851
Pacific Century Premium Development, Ltd. (HKD)	276,000	49,704
Paliburg Holdings, Ltd. (HKD)	192,000	68,964
Pearl Oriental Innovation, Ltd. (HKD) (a)	245,000	34,979
Playmates Holdings, Ltd. (HKD)	36,000	11,345
Public Financial Holdings, Ltd. (HKD)	166,000	86,661
PYI Corp., Ltd. (HKD)	586,000	18,657
Quality Healthcare Asia, Ltd. (HKD)	12,000	6,091
Regal Hotels International Holdings, Ltd. (HKD)	230,000	89,907
Rising Development Holdings (HKD) (a)	272,000	69,218
Samling Global, Ltd. (HKD)	910,000	74,083
Scorpion Offshore, Ltd. (NOK) (a)	13,241	82,425
SEA Holdings, Ltd. (HKD)	94,000	46,916
Sewco International Holdings, Ltd. (HKD) (a)	164,000	17,291
Shenzhen High-Tech Holdings, Ltd. (HKD) (a)	40,000	2,310
Shougang Concord Grand Group (HKD) (a)	206,000	13,836
Sino-Tech International Holdings, Ltd. (HKD)	1,340,000	69,104
SmarTone Telecommunications Holding, Ltd. (HKD)	134,500	138,806
Sun Hing Vision Group Holdings, Ltd. (HKD)	42,000	16,289
Sun Innovation Holdings, Ltd. (HKD)	1,370,000	53,316
SW Kingsway Capital Holdings, Ltd. (HKD)	164,000	4,157
Symphony Holdings, Ltd. (HKD)	272,000	13,072
Tack Hsin Holdings (HKD)	60,000	12,347
TAI Cheung Holdings (HKD)	250,000	149,138
Tai Fook Securities Group, Ltd. (HKD)	76,836	54,212
Tan Chong International, Ltd. (HKD)	63,000	14,467
Texwinca Holdings, Ltd. (HKD)	276,000	267,594
Titan Petrochemicals Group, Ltd. (HKD)	1,000,000	78,671
Tomorrow International Holdings, Ltd. (HKD) (a)	315,000	13,821
Top Form International, Ltd. (HKD)	126,000	8,155
Town Health International Investments, Ltd. (HKD)	20,000	3,040
Transport International Holdings, Ltd. (HKD)	95,200	274,541
Tysan Holdings, Ltd. (HKD)	104,000	15,210
United Power Investment, Ltd. (HKD) (a)	1,728,000	59,490
USI Holdings, Ltd. (HKD)	154,000	43,937
Vantage International Holdings, Ltd. (HKD) (a)	264,000	31,823
Varitronix International, Ltd. (HKD)	60,000	17,267
Victory City International Holdings (HKD)	337,000	74,105

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Bermuda—(Continued)
Vision Tech International (HKD) (a) (d)	420,000	$23,193
Wah Nam International Holdings, Ltd. (HKD) (a)	292,000	55,431
Wing Hing International Holdings, Ltd. (HKD) (a)	150,000	9,526
Yugang International, Ltd. (HKD)	1,466,000	13,100

		11,331,978

Canada—11.9%
5N Plus, Inc. (a)	5,621	27,666
Aastra Technologies, Ltd. (a)	2,550	55,301
Absolute Software Corp. (a) (b)	19,254	76,068
Advantage Oil & Gas, Ltd. (a) (b)	60,468	353,497
Aecon Group, Inc.	26,300	256,416
AEterna Zentaris, Inc. (a)	11,866	13,762
AG Growth International, Inc.	5,038	166,738
AGF Management, Ltd.	46,037	621,177
Ainsworth Lumber Co., Ltd. (a)	16,295	44,404
Akita Drilling, Ltd.	2,003	13,542
Alamos Gold, Inc. (a)	42,690	657,327
Alarmforce Industries, Inc. (a)	2,200	14,417
Alexco Resource Corp. (a)	18,644	58,188
Alexis Minerals Corp. (a)	18,500	4,012
Algonquin Power & Utilities Corp.	19,602	75,965
Alliance Grain Traders, Inc.	5,179	147,476
Altius Minerals Corp. (a)	10,960	107,476
Amerigo Resources, Ltd. (a)	17,461	11,031
Anatolia Minerals Development, Ltd. (a)	39,145	206,697
Anderson Energy, Ltd. (a)	35,893	39,936
Andrew Peller, Ltd.	300	2,297
Angiotech Pharmaceuticals, Inc. (a)	14,900	10,818
Angle Energy, Inc. (a)	11,935	80,351
Antrim Energy, Inc. (a)	26,096	21,653
Anvil Mining, Ltd.	43,538	114,946
Arsenal Energy, Inc. (a)	25,750	19,181
Astral Media, Inc.	22,017	746,321
Atco, Ltd.	1,694	76,095
Atrium Innovations, Inc.	14,000	201,971
ATS Automation Tooling Systems, Inc. (a)	29,582	158,712
AuEx Ventures, Inc. (a)	3,107	10,107
Augusta Resource Corp. (a)	36,290	55,775
Aura Minerals, Inc. (a)	36,810	139,875
Aurizon Mines, Ltd.	75,368	372,381
Avalon Rare Metals, Inc. (a)	19,905	37,725
Axia NetMedia Corp. (a)	16,400	26,443
Azure Dynamics Corp. (a)	101,313	29,136
B2Gold Corp. (a)	55,743	86,725
Baffinland Iron Mines Corp. (a)	64,940	23,574
Baja Mining Corp. (a)	3,000	1,754
Ballard Power Systems, Inc. (b)	46,549	71,982
Bankers Petroleum, Ltd. (a)	102,242	676,761
Bellatrix Exploration, Ltd. (a)	31,304	90,616
BioExx Specialty Proteins, Ltd. (a)	18,655	27,792
Bioms Medical Corp. (a)	11,443	3,453
BioteQ Environmental Technologies, Inc. (a)	8,975	6,770
Biovail Corp. (b)	61,480	1,188,963
Birchcliff Energy, Ltd.	51,665	472,538
Black Diamond Group, Ltd.	2,133	35,297

Security Description	Shares	Value*

Canada—(Continued)
BlackPearl Resources, Inc. (a)	95,917	$255,043
BMTC Group, Inc.	4,214	76,448
Bonterra Energy Corp.	4,553	149,184
Boralex, Inc. (a)	9,154	68,533
Breakwater Resources, Ltd. (a)	19,439	45,273
Bridgewater Systems Corp. (a)	6,500	53,567
Brigus Gold Corp. (a)	7,801	9,783
Burcon NutraScience Corp. (a)	6,810	45,655
CAE, Inc.	114,697	998,212
Calfrac Well Services, Ltd. (b)	12,068	222,459
Calian Technologies, Ltd.	1,200	19,665
Calvalley Petroleums, Inc. (a)	30,560	98,260
Canaccord Capital, Inc. (a)	27,230	241,092
Canada Bread Co., Ltd.	139	6,291
Canadian Energy Services & Technology Corp.	1,205	18,713
Canadian Western Bank (b)	32,287	719,688
Canam Group, Inc.	14,413	95,267
Canfor Corp. (a)	46,100	369,478
Cangene Corp. (a)	12,069	41,537
Capstone Mining Corp. (a)	75,081	152,916
Cardero Resources Corp. (a)	17,277	19,712
Cardiome Pharma Corp. (a)	28,600	236,771
Carpathian Gold, Inc. (a)	33,950	10,244
Cascades, Inc.	25,008	151,385
Catalyst Paper Corp. (a)	12,000	1,754
CCL Industries	7,746	208,157
CE Franklin, Ltd. (a)	1,700	10,836
Celestica, Inc.	107,681	873,185
Celtic Exploration, Ltd.	29,400	304,104
Centerra Gold, Inc. (a)	15,150	167,421
CIC Energy Corp. (a)	15,763	20,065
Cinch Energy Corp. (a)	27,561	32,744
Clairvest Group, Inc.	200	2,352
Clarke, Inc.	1,730	6,411
Claude Resources, Inc. (a)	36,862	39,623
Coastal Contacts, Inc. (a)	13,510	15,541
Cogeco Cable, Inc. (b)	8,771	283,835
Colossus Minerals, Inc. (a)	17,408	119,987
COM DEV International, Ltd. (a) (b)	28,381	50,845
Comaplex Minerals Corp. (a)	3,200	33,190
Compton Petroleum Corp. (a)	69,500	39,319
Computer Modelling Group, Ltd.	5,630	89,078
Connacher Oil & Gas, Ltd. (a)	180,910	220,050
Consolidated Thompson Iron Mines, Ltd. (a)	76,374	522,819
Constellation Software, Inc.	1,213	46,722
Contrans Group, Inc.	3,430	29,399
Copper Mountain Mining Corp. (a)	28,166	56,568
Corby Distilleries, Ltd.	3,841	57,042
Corridor Resources, Inc. (a)	36,085	176,929
Corus Entertainment, Inc. (a)	36,600	648,105
Cott Corp. (a)	29,398	171,307
Crew Energy, Inc.	38,210	543,309
Crocotta Energy, Inc. (a)	6,400	10,017
Crystallex International Corp.	81,660	31,954
Dalsa Corp.	4,390	46,278
Daylight Energy, Ltd.	7,366	62,023
Delphi Energy Corp.	40,300	100,698

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Canada—(Continued)
Denison Mines Corp. (a)	119,582	$143,198
Detour Gold Corp. (a)	27,882	621,762
Dorel Industries, Inc.	14,400	452,007
DragonWave, Inc. (a) (b)	6,730	40,486
Duluth Metals, Ltd. (a)	26,307	36,711
Dundee Precious Metals, Inc.	40,040	172,913
DundeeWealth, Inc.	25,486	324,898
Dynasty Metals & Mining, Inc. (a)	6,500	22,677
Eastern Platinum, Ltd. (a)	266,590	243,828
Eastmain Resources, Inc. (a)	21,965	26,510
easyhome, Ltd.	2,000	14,332
ECU Silver Mining, Inc. (a)	73,314	42,860
EGI Financial Holdings, Inc.	900	6,789
Electrovaya, Inc. (a)	5,336	15,849
Emera, Inc.	6,100	141,608
Endeavour Silver Corp.	17,940	61,404
Enghouse Systems, Ltd.	3,109	23,159
Ensign Energy Services, Inc. (b)	40,839	482,112
Entree Gold, Inc.	26,750	50,446
Epsilon Energy, Ltd. (a)	16,318	38,004
Equinox Minerals, Ltd. (a) (b)	262,795	924,261
Equitable Group, Inc.	5,801	119,296
Essential Energy Services, Ltd. (a)	11,059	11,887
Etruscan Resources, Inc.	73,515	30,500
European Goldfields, Ltd. (a)	50,850	326,518
Evertz Technologies, Ltd.	13,339	169,795
Excellon Resources, Inc. (a)	69,422	54,331
Exco Technologies, Ltd.	4,100	11,598
EXFO, Inc. (a)	8,543	44,304
Fairborne Energy, Ltd.	44,286	192,085
Far West Mining, Ltd. (a)	13,407	55,623
Farallon Mining, Ltd. (a)	117,975	38,934
First Majestic Silver Corp. (a)	24,297	98,054
First Uranium Corp. (a) (b)	26,500	28,235
FirstService Corp. (a)	10,500	219,198
Flint Energy Services, Ltd. (a)	21,500	242,054
Forsys Metals Corp. (a)	13,450	30,183
Fortress Paper, Ltd. (a)	1,777	35,321
Fortuna Silver Mines, Inc. (a)	10,082	19,868
Fronteer Gold, Inc. (a)	45,064	271,519
Galleon Energy, Inc.	41,400	168,247
Gammon Gold, Inc. (a)	46,800	256,825
Genesis Land Development Corp. (a)	17,608	61,596
Gennum Corp.	8,110	49,705
Glacier Media, Inc. (a)	9,600	20,367
Glentel, Inc.	3,165	46,883
Globestar Mining Corp. (a)	9,500	8,062
Gluskin Sheff & Associates, Inc.	3,985	63,877
GLV, Inc. (a)	11,535	84,075
GMP Capital, Inc.	14,400	126,410
Golden Star Resources, Ltd.	100,470	445,249
Grande Cache Coal Corp. (a)	38,400	199,142
Great Basin Gold, Ltd. (a) (b)	125,750	214,613
Great Canadian Gaming Corp. (a)	30,400	193,198
Great Panther Silver, Ltd. (a)	23,200	16,844
Greystar Resources, Ltd.	15,100	68,769
Groupe Aeroplan, Inc.	105,679	882,859

Security Description	Shares	Value*

Canada—(Continued)
Guyana Goldfields, Inc. (a)	19,255	$125,819
Hanfeng Evergreen, Inc. (a)	16,400	89,844
Hanwei Energy Services Corp. (a)	9,200	2,342
Harry Winston Diamond Corp.	27,544	339,966
Helix Biopharma Corp. (a)	100	226
Heroux-Devtek, Inc. (a)	15,800	81,194
Home Capital Group, Inc.	15,284	607,728
Horizon North Logistics, Inc. (a)	1,558	2,424
HudBay Minerals, Inc. (a)	80,400	846,795
IESI-BFC, Ltd. (b)	38,606	772,812
Imax Corp. (a) (b)	16,250	235,809
Imperial Metals Corp. (a)	9,963	150,119
Imris, Inc. (a)	900	4,175
Industrial Alliance Insurance and Financial Services, Inc.	31,052	1,021,842
Inmet Mining Corp.	7,650	304,038
Inter-Citic Minerals, Inc. (a)	28,492	40,029
Intermap Technologies Corp. (a)	10,468	6,811
International Forest Products, Ltd.	12,660	48,943
International Tower Hill Mines, Ltd. (a)	3,097	20,938
Intertape Polymer Group, Inc. (a)	8,282	17,180
Iteration Energy, Ltd. (a)	84,100	120,534
Ivanhoe Energy, Inc. (a)	88,404	170,048
Ivernia, Inc. (a)	8,000	2,074
Jaguar Mining, Inc. (a) (b)	29,936	266,744
Jinshan Gold Mines, Inc. (a)	31,629	107,364
KAB Distribution, Inc. (a) (c) (d)	3,622	0
Keegan Resources, Inc. (a)	10,660	56,891
Kingsway Financial Services, Inc.	25,700	44,346
Kirkland Lake Gold, Inc.	16,030	128,173
La Mancha Resources, Inc. (a)	30,790	53,129
Labopharm, Inc. (a)	19,530	17,863
Labrador Iron Mines Holdings, Ltd. (a)	6,351	26,229
Lake Shore Gold Corp. (a)	83,340	251,462
Laramide Resources (a)	19,265	14,350
Laurentian Bank of Canada	12,100	480,669
Le Chateau, Inc.	4,599	55,029
Legacy Oil & Gas, Inc. (a)	13,648	147,734
Leon’s Furniture, Ltd.	10,566	120,948
Linamar Corp.	30,800	522,748
Logibec Groupe Informatique, Ltd. (a)	3,700	90,481
Lundin Mining Corp. (a)	160,556	455,682
MacDonald Dettwiler & Associates, Ltd. (a)	16,400	677,000
MAG Silver Corp. (a) (b)	11,142	69,024
Major Drilling Group International	12,900	263,826
Manitoba Telecom Services, Inc.	13,354	338,839
Maple Leaf Foods, Inc.	33,500	283,339
Marsulex, Inc.	4,233	46,858
Martinrea International, Inc. (a)	28,496	203,399
Matrikon, Inc.	900	3,810
Maxim Power Corp. (a)	2,800	7,656
MDC Partners, Inc.	1,800	19,467
MDS, Inc.	51,900	439,453
MEGA Brands, Inc. (a)	73,769	28,519
Mega Uranium, Ltd. (a)	92,800	32,813
Mercator Minerals, Ltd. (a) (b)	64,310	90,958
Methanex Corp.	62,400	1,232,643

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Canada—(Continued)
MGM Energy Corp. (a)	6,492	$1,163
Midnight Oil Exploration, Ltd. (a)	10,666	9,655
Midway Energy, Ltd. (a)	13,297	37,237
Migao Corp. (a)	17,285	96,811
Minco Silver Corp. (a)	5,113	14,560
Minefinders Corp. (a)	13,770	123,217
Minera Andes, Inc. (a)	49,834	38,531
Miranda Technologies, Inc. (a)	9,673	43,688
Monterey Exploration, Ltd. (a)	12,645	50,315
Mosaid Technologies, Inc.	3,690	68,717
Mullen Group, Ltd.	23,457	317,832
Nautilus Minerals, Inc. (a)	7,690	10,804
Neo Material Technologies, Inc. (a)	50,900	171,818
Nevada Copper Corp. (a)	10,550	20,393
New Gold, Inc. (a)	87,200	543,484
Newalta, Inc.	18,170	148,882
Norbord, Inc. (a)	7,529	80,788
Norsemont Mining, Inc. (a)	19,937	40,417
North American Energy Partners, Inc. (a)	7,291	64,691
North American Palladium, Ltd.	35,151	111,033
Northern Dynasty Minerals, Ltd. (a)	17,364	113,135
Northgate Minerals Corp.	118,630	360,180
Novagold Resources, Inc. (a) (b)	43,879	306,994
Noveko International, Inc. (a)	8,600	6,163
NuVista Energy, Ltd. (a) (b)	37,100	355,416
Oncolytics Biotech, Inc. (a)	12,972	34,126
Open Range Energy Corp. (a)	18,692	25,732
Open Text Corp. (a) (b)	18,600	701,523
OPTI Canada, Inc.	110,322	186,202
Orleans Energy, Ltd. (a)	19,639	49,072
Oromin Explorations, Ltd. (a)	9,700	7,866
Orvana Minerals Corp. (a)	18,262	22,385
Pacific Northern Gas, Ltd.	1,270	30,536
Paladin Labs, Inc. (a)	4,098	90,805
Pan American Silver Corp. (a)	37,845	955,269
Paramount Resources, Ltd.	17,035	298,440
Parkbridge Lifestyles Communities, Inc. (a)	6,127	30,041
Pason Systems, Inc. (b)	28,216	300,903
Patheon, Inc. (a)	5,086	12,517
Peregrine Diamonds, Ltd. (a)	28,001	50,692
Petrolifera Petroleum, Ltd. (a)	13,385	8,204
Petrominerales, Ltd. (a)	14,100	330,380
Phoscan Chemical Corp. (a)	31,207	11,917
Platinum Group Metals, Ltd.	27,324	46,633
Platmin, Ltd. (a)	41,650	43,199
Plutonic Power Corp. (a)	15,300	35,345
Points International, Ltd.	2,000	1,169
Polaris Minerals Corp. (a)	1,800	2,325
PolyMet Mining Corp. (a) (b)	25,570	38,094
Potash One, Inc. (a)	19,871	41,220
Premium Brands Holdings Corp.	5,850	70,329
Progress Energy Resources Corp.	48,900	570,358
Prometic Life Sciences, Inc. (a)	77,000	6,171
ProspEx Resources, Ltd. (a)	9,613	13,506
Pulse Seismic, Inc. (a)	7,964	10,062
QLT, Inc. (a)	26,200	150,942
Quadra FNX Mining, Ltd. (a)	57,822	533,762

Security Description	Shares	Value*

Canada—(Continued)
Quebecor, Inc.	22,380	$686,456
Queenston Mining, Inc.	13,606	49,136
Quest Capital Corp.	36,768	52,003
Questerre Energy Corp. (a)	70,969	190,714
Redknee Solutions, Inc. (a)	16,690	19,671
Reitmans Canada, Ltd. (Class A)	25,230	445,816
Reitmans Canada, Ltd.	1,200	19,518
Resverlogix Corp. (a)	12,830	32,421
Richelieu Hardware, Ltd.	6,030	132,364
Richmont Mines, Inc. (a)	6,200	27,418
Ritchie Bros. Auctioneers, Inc.	20,683	377,952
Rock Energy, Inc. (a)	8,787	41,675
Rocky Mountain Dealerships, Inc.	1,639	12,580
RONA, Inc. (a)	64,750	958,536
Rubicon Minerals Corp.	49,480	170,757
RuggedCom, Inc. (a)	3,609	39,542
Russel Metals, Inc.	24,685	422,220
Sabina Gold & Silver Corp. (a)	7,106	16,885
Samuel Manu-Tech, Inc.	100	377
Sandvine Corp. (b)	85,000	163,500
Savanna Energy Services Corp.	37,390	213,295
Sceptre Investment Counsel, Ltd.	1,403	8,705
Scorpio Mining Corp. (a)	6,500	4,168
Seabridge Gold, Inc. (a)	9,584	299,571
Sears Canada, Inc.	9,284	226,290
SEMAFO, Inc. (a)	85,582	649,602
ShawCor, Ltd. (b)	21,740	550,393
Sherritt International Corp.	166,959	900,481
Shore Gold, Inc.	54,320	34,829
Sierra Wireless, Inc. (a)	14,900	99,329
Silver Standard Resources, Inc. (a) (b)	32,910	589,280
Silvercorp Metals, Inc.	70,340	464,269
Softchoice Corp. (a)	830	6,613
SouthGobi Energy Resources, Ltd. (a)	18,637	219,662
Sprott Resource Corp. (a)	26,097	98,920
St. Andrew Goldfields, Ltd. (a)	83,950	104,487
Stantec, Inc. (a)	22,708	504,884
Stella-Jones, Inc.	2,033	52,236
Storm Exploration, Inc. (a)	8,054	101,914
Stornoway Diamond Corp. (a)	69,250	37,872
Strateco Resources, Inc. (a)	32,150	16,673
Student Transportation, Inc.	14,397	73,577
SunOpta, Inc. (a)	24,071	106,221
Superior Plus Corp. (b)	38,405	463,518
SXC Health Solutions Corp. (a)	12,272	905,574
Tanzanian Royalty Exploration Corp. (b)	33,054	164,873
Taseko Mines, Ltd.	59,700	254,438
Terra Energy Corp.	13,125	17,573
The Cash Store Financial Services, Inc.	2,405	37,349
The Churchill Corp. (a)	7,000	118,344
The Descartes Systems Group, Inc. (a)	22,987	123,762
The Forzani Group, Ltd.	13,508	197,038
The Jean Coutu Group PJC, Inc.	43,805	339,519
Theratechnologies, Inc. (a)	21,224	102,463
Thompson Creek Metals Co., Inc. (a)	70,311	612,582
Timminco, Ltd. (a) (b)	9,700	4,756
Toromont Industries, Ltd.	27,530	595,741

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Canada—(Continued)
Torstar Corp.	22,609	$226,825
Total Energy Services, Inc.	9,712	75,458
Transcontinental, Inc.	35,860	444,974
TransForce, Inc.	28,393	248,176
Transglobe Energy Corp. (a)	20,465	150,320
Transition Therapeutics, Inc.	800	2,535
Trican Well Service, Ltd.	54,980	706,593
Trilogy Energy Corp.	14,052	122,957
Trinidad Drilling, Ltd.	50,746	241,636
TSO3, Inc. (a)	17,113	22,106
Twin Butte Energy, Ltd. (a)	19,773	24,983
Uex Corp. (a) (b)	80,900	57,974
Uni-Select, Inc.	2,024	51,814
Ur-Energy, Inc. (a)	26,246	20,540
Uranium One, Inc. (a)	261,250	638,006
UTS Energy Corp. (a) (b)	129,724	251,974
Vecima Networks, Inc. (a)	2,500	9,971
Vector Aerospace Corp.	4,800	28,061
Ventana Gold Corp. (a)	36,235	271,622
Vero Energy, Inc. (a)	16,153	93,974
Virginia Mines, Inc. (a)	2,808	18,852
WaterFurnace Renewable Energy, Inc.	2,283	57,411
Webtech Wireless, Inc.	1,800	662
Wesdome Gold Mines, Ltd.	22,307	49,429
West Fraser Timber Co., Ltd.	16,233	508,625
Westaim Corp. (a)	20,191	11,423
Western Coal Corp. (a)	51,380	201,538
Western Financial Group, Inc.	13,359	31,995
Westport Innovations, Inc. (a) (b)	14,679	231,836
Wi-Lan, Inc.	38,724	117,572
Winpak, Ltd.	5,634	47,386
Winstar Resources, Ltd. (a)	10,678	39,669
Xtreme Coil Drilling Corp. (a)	5,600	16,527
YM Biosciences, Inc. (a)	24,923	28,905
Yukon-Nevada Gold Corp. (a)	66,500	15,362
Zarlink Semiconductor, Inc. (a)	33,170	55,672
ZCLComposites, Inc.	11,781	35,547

		63,413,826

Cayman Islands—0.8%
AAC Acoustic Technologies Holdings, Inc. (HKD)	254,000	361,586
Artel Solutions Group Holdings, Ltd. (HKD) (a)	970,000	44,920
Aupu Group Holding Co., Ltd. (HKD)	164,000	25,396
Birmingham International Holdings, Ltd. (HKD) (a)	500,000	16,093
Bonjour Holdings, Ltd. (HKD)	114,000	32,085
Century Sunshine Group Holdings, Ltd. (HKD)	265,000	9,676
Chia Tai Enterprises International, Ltd. (HKD) (a)	1,660,000	53,995
China Energy Development Holdings, Ltd. (HKD) (a)	844,000	49,450
China Flavors & Fragrances Co., Ltd. (HKD)	62,000	14,039
China Infrastructure Investment, Ltd. (HKD) (a)	626,000	17,563
China Metal International Holdings, Inc. (HKD)	258,000	65,493
China Precious Metal Resources Holdings Co., Ltd. (HKD)	666,000	135,671

Security Description	Shares	Value*

Cayman Islands—0.8%
China Sci-Tech Holdings, Ltd. (HKD) (a)	688,000	$15,349
China Sunshine Paper Holdings Co., Ltd. (HKD)	63,000	18,532
China Timber Resources Group, Ltd. (HKD)	3,400,000	43,690
China Ting Group Holdings, Ltd. (HKD)	260,550	38,223
Chinasoft International, Ltd. (HKD)	200,000	36,223
CK Life Sciences International Holdings, Inc. (HKD) (a)	1,070,000	65,318
CNNC International, Ltd. (HKD) (a)	105,000	89,918
Dawnrays Pharmaceutical Holdings, Ltd. (HKD)	196,000	51,807
DBA Telecommunication Asia Holdings, Ltd (HKD) (a)	72,000	6,914
Eagle Nice International Holdings, Ltd. (HKD)	120,000	35,705
EcoGreen Fine Chemicals Group, Ltd. (HKD)	56,000	12,380
EVA Precision Industrial Holdings, Ltd. (HKD)	94,000	44,238
Far East Consortium (HKD)	480,877	133,140
Get Nice Holdings, Ltd. (HKD)	482,000	25,438
Global Green Tech Group, Ltd. (HKD) (d)	476,000	18,033
Global Sweeteners Holdings, Ltd. (HKD) (a)	236,000	40,263
Hannstar Board International Holdings, Ltd. (HKD)	146,000	29,195
Hans Energy Co., Ltd. (HKD) (a)	402,000	15,851
HKR International, Ltd. (HKD)	348,800	130,096
Huafeng Group Holdings, Ltd. (HKD)	460,000	23,114
IPE Group, Ltd. (HKD)	95,000	8,345
Kam Hing International Holdings, Ltd. (HKD)	50,000	10,865
Kantone Holdings, Ltd. (HKD)	930,000	16,116
Kiu Hung Energy Holdings, Ltd. (HKD)	750,000	37,793
Ko Yo Ecological Agrotech Group, Ltd. (HKD)	1,700,000	30,515
Lee & Man Holding, Ltd. (HKD)	190,000	142,573
LeRoi Holdings, Ltd. (HKD) (a)	1,336,000	34,989
Lijun International Pharmaceutical Holding, Ltd. (HKD)	345,000	126,249
Longrun Tea Group Co., Ltd. (HKD) (a)	260,000	22,592
Luen Thai Holdings, Ltd. (HKD)	156,000	14,985
Lung Cheong International Holdings, Ltd. (HKD) (a)	551,254	21,652
Ming Fung Jewellery Group, Ltd. (HKD)	350,000	29,719
Natural Beauty Bio-Technology, Ltd. (HKD)	220,000	38,906
Neo-Neon Holdings, Ltd. (HKD)	159,500	84,973
Norstar Founders Group, Ltd. (HKD) (c) (d)	120,000	0
Overseas Chinese Town Asia Holdings, Ltd. (HKD)	60,000	32,492
Pacific Textile Holdings, Ltd. (HKD)	260,000	128,109
Pan Asia Environmental Protection Group, Ltd. (HKD)	194,000	34,788
PetroAsian Energy Holdings, Ltd. (HKD) (a)	772,000	66,477
Phoenix Satellite Television Holdings, Ltd. (HKD)	384,000	89,575
Pico Far East Holdings, Ltd. (HKD)	284,000	51,713
PME Group, Ltd. (HKD) (a)	440,000	34,983
Polytec Asset Holdings, Ltd. (HKD)	510,000	80,061
Royale Furniture Holdings, Ltd. (HKD)	62,000	17,385
Sa Sa International Holdings, Ltd. (HKD)	230,000	174,228
Siem Offshore, Inc. (NOK) (a)	31,794	46,532
Sino Dragon New Energy Holdings, Ltd. (HKD) (a)	184,000	5,507
Sino Prosper State Gold Resources Holdings, Ltd. (HKD) (a)	950,000	20,082

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Cayman Islands—(Continued)
Solomon Systech International, Ltd. (HKD)	416,000	$31,267
South China China, Ltd. (HKD)	496,000	36,307
South China Land, Ltd. (HKD) (a)	480,000	12,231
Stella International Holdings, Ltd. (HKD)	84,000	161,595
Superb Summit International Timber Co., Ltd. (HKD) (a)	920,000	33,624
Texhong Textile Group, Ltd. (HKD)	214,000	97,844
The United Laboratories, Ltd. (HKD)	164,000	223,814
Tom Group, Ltd. (HKD) (a)	496,000	38,796
Tongda Group Holdings, Ltd. (HKD)	1,160,000	40,895
TSC Offshore Group, Ltd. (HKD) (a)	124,000	19,987
Upbest Group, Ltd. (HKD)	8,000	894
Value Partners Group, Ltd. (HKD)	157,000	98,871
Vedan International Holdings, Ltd. (HKD)	296,000	31,193
Vision Values Holdings, Ltd. (HKD)	80,000	5,374
Vongroup, Ltd. (HKD) (a)	960,000	11,989
VST Holdings, Ltd. (HKD)	364,000	115,787
Water Oasis Group, Ltd. (HKD)	164,000	25,630
Win Hanverky Holdings, Ltd. (HKD)	194,000	25,833
Xingye Copper International Group, Ltd. (HKD)	114,000	22,517
Xinyi Glass Holdings Co., Ltd. (HKD)	772,000	288,290
ZZNode Technologies Co., Ltd. (HKD) (a)	220,000	29,171

		4,453,507

Channel Islands—0.0%
Gottex Fund Management Holdings, Ltd. (CHF)	800	4,834

Cyprus—0.2%
Bank of Cyprus Public Co., Ltd.	25,368	102,175
Marfin Popular Bank Public Co., Ltd.	58,778	100,403
Prosafe Production Public, Ltd. (NOK) (a)	120,500	243,909
ProSafe SE (NOK)	105,031	419,632
Songa Offshore SE (NOK) (a)	26,833	65,558

		931,677

Denmark—1.0%
ALK-Abello A/S (b)	1,974	110,249
Alm Brand A/S (a)	4,837	49,926
Amagerbanken A/S	17,800	55,976
Ambu A/S	102	2,473
Auriga Industries (b)	10,326	141,423
Bang & Olufsen A/S	16,200	142,680
Bavarian Nordic A/S (a)	4,360	157,757
BoConcept Holding A/S	228	7,329
Capinordic A/S (a)	51,241	10,140
D/S Norden	10,610	366,422
Dalhoff, Larsen & Horneman A/S	4,113	14,433
East Asiatic Co., Ltd. A/S (b)	3,471	74,318
Fionia Bank A/S (c) (d)	6,891	0
GN Store Nord	150,500	1,044,126
Greentech Energy Systems (a)	5,927	12,187
Harboes Bryggeri A/S	1,454	27,525
IC Companys A/S	5,141	148,643
NeuroSearch A/S	8,352	122,903
NKT Holding A/S	11,166	499,679
Nordjyske Bank A/S	185	3,107

Security Description	Shares	Value*

Denmark—(Continued)
Parken Sport & Entertainment A/S	1,676	$22,166
PER Aarsleff A/S	822	60,927
Ringkjoebing Landbobank A/S	1,279	121,534
Rockwool International A/S	1,224	97,081
Royal UNIBREW A/S	1,839	58,932
Satair A/S	933	34,542
Schouw & Co.	7,163	144,267
SimCorp A/S	1,818	289,762
Sjaelso Gruppen	4,872	6,365
Solar Holdings A/S	1,841	114,006
Sondagsavisen A/S	3,568	24,343
Spar Nord Bank A/S	6,592	63,246
Sydbank A/S	31,535	641,495
Thrane & Thrane A/S	1,621	45,957
TK Development (a)	13,748	48,667
Topdanmark A/S (a)	5,258	577,953
TopoTarget A/S	49,340	27,982
Torm A/S	10,475	78,711
Vestjysk Bank A/S	3,112	40,461

		5,489,693

Finland—2.7%
Ahlstrom Oyj	4,533	62,122
Alma Media	25,883	202,492
Amer Sports Oyj	47,450	450,538
Aspo Oyj	6,855	57,096
Atria plc	4,955	66,200
BasWare Oyj	2,480	53,069
Cargotec Corp.	4,697	121,711
Comptel plc	40,187	36,107
Cramo Oyj	7,971	116,527
Elektrobit Corp.	43,163	50,857
Elisa Oyj	55,046	957,752
F-Secure Oyj	42,089	107,344
Finnair Oyj	11,466	56,166
Finnlines Oyj	9,624	95,979
Fiskars Oyj	14,230	204,707
Glaston Ojy ABP	2,749	4,400
HKScan Oyj	11,438	105,811
Huhtamaki Oyj (b)	26,425	244,795
Ilkka-Yhtyma Oyj	2,702	21,112
Kemira Oyj (b)	35,029	377,392
Kesko Oyj	24,322	791,593
Konecranes Oyj (b)	15,783	414,301
Lassila & Tikanoja Oyj	2,660	43,109
Lemminkainen Oyj	2,897	84,468
M-real Oyj	62,648	219,792
Nokian Renkaat Oyj (b)	46,475	1,143,969
Olvi Oyj	3,420	114,722
Oriola-KD Oyj	43,612	204,408
Orion Oyj (Series A)	16,237	303,802
Orion Oyj (Series B) (b)	42,792	804,732
Outokumpu Oyj (b)	47,561	718,733
Outotec Oyj	11,767	368,799
PKC Group Oyj	12,102	160,680
Pohjola Bank plc (b)	81,277	831,610

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Finland—(Continued)
Ponsse Oyj	513	$5,155
Poyry Oyj	18,838	233,118
Raisio plc	52,300	174,329
Ramirent Oyj (b)	63,927	538,086
Rapala VMC Oyj	7,700	53,229
Rautaruukki Oyj (b)	42,125	617,335
Ruukki Group Oyj	95,130	181,302
Sanoma Oyj (b)	33,916	588,097
Scanfil Oyj	10,528	35,701
Stockmann Oyj Abp	9,921	307,627
Tecnomen Oyj (a)	33,483	33,662
Teleste Oyj	772	4,206
Tietoenator Oyj (b)	40,559	667,188
Tikkurila Oyj (a) (b)	2,304	43,318
Uponor Oyj (b)	27,006	382,726
Vacon plc	450	18,846
Vaisala Oyj (b)	3,399	77,607
YIT Oyj	45,663	822,605

		14,381,032

France—4.0%
Alten, Ltd. (a)	8,682	212,195
Altran Technologies S.A. (a)	53,165	197,240
April Group	5,915	144,713
Arkema S.A.	14,357	496,420
Assystem	9,046	144,823
Atari S.A. (a)	13,748	63,751
Atos Origin S.A.	23,273	934,247
Audika	2,239	67,965
Beneteau S.A.	21,876	281,484
Boiron S.A.	3,639	128,688
Bonduelle S.C.A.	1,643	148,984
Bongrain S.A.	1,234	86,277
Bourbon S.A. (b)	19,926	806,401
Boursorama (a)	1,071	10,722
Bull S.A. (a)	38,888	127,473
Canal Plus	27,664	172,293
Carbone Lorraine	5,881	201,569
Cegedim S.A.	862	58,724
Cegid Group	1,784	44,279
Cie Generale de Geophysique-Veritas (a)	38,841	685,667
Ciments Francais S.A.	2,486	185,995
Club Mediterranee (a)	9,320	138,191
Delachaux S.A.	1,552	88,529
Derichebourg (b)	37,828	133,087
EDF Energies Nouvelles S.A. (b)	9,918	337,451
Electricite de Strasbourg	88	12,204
Entrepose Contracting	219	19,588
Esso S.A. Francaise	59	7,343
Etablissements Maurel et Prom (b)	36,660	407,480
Euler Hermes S.A.	9,804	617,264
Euro Disney S.C.A. (a)	12,177	56,645
Exel Industries	601	19,555
Faurecia (a)	9,837	155,150
Fimalac S.A.	4,392	168,964
Fleury Michon S.A.	141	6,140

Security Description	Shares	Value*

France—(Continued)
Flo Groupe	211	$1,203
GameLoft S.A. (a)	522	2,349
GFI Informatique	21,618	71,799
GIFI	328	21,372
GL Events	3,491	84,830
Groupe Steria S.C.A.	17,405	423,574
Guerbet	570	59,163
Guyenne et Gascogne S.A.	1,147	108,826
Havas S.A.	116,411	511,932
Hi-Media S.A.	1,868	9,872
Ingenico	14,356	307,201
Inter Parfums S.A.	308	9,168
IPSOS	10,750	361,132
Kaufman & Broad S.A.	2,689	53,585
Korian	1,998	42,536
Laurent-Perrier	1,269	106,699
Lectra	6,736	19,880
LISI	2,049	106,637
LVL Medical Groupe S.A. (a)	3,308	63,146
M6-Metropole Television	19,537	397,798
Manitou BF S.A.	5,232	77,323
Manutan International	64	3,250
Marseill Tunnel Prado-Carena	219	6,496
Meetic (a)	5,080	129,722
Naturex	369	13,559
Neopost S.A.	12,020	874,255
Nexans S.A.	10,089	586,287
Nexity	460	13,194
Norbert Dentressangle	1,639	108,180
NRJ Groupe	14,208	103,568
Orpea (a)	8,307	312,845
PagesJaunes Groupe (b)	58,125	601,798
Pierre & Vacances	2,151	143,893
Plastic Omnium S.A.	584	25,701
Rallye S.A.	10,189	308,454
Recylex S.A. (a)	9,886	77,708
Remy Cointreau S.A. (b)	3,815	202,818
Rexel S.A.	46,877	649,191
Rhodia S.A.	22,964	379,843
Robertet S.A.	14	1,717
Rubis	3,804	309,123
S.O.I.T.E.C. (a) (b)	51,917	457,421
Saft Groupe S.A. (a)	11,185	340,877
Samse S.A.	24	1,747
Sartorius Stedim Biotech	303	12,669
SEB S.A.	14,353	926,276
Sechilienne-Sidec	7,641	193,804
SeLoger.com (a)	6,489	234,514
Sequana	4,596	55,095
Societe Television Francaise 1 (b)	769	10,101
Société BIC S.A.	8,611	613,894
Somfy S.A.	75	14,299
Sopra Group S.A.	2,210	142,641
Stallergenes	3,301	208,585
STEF-TFE	599	29,402
Sucriere de Pithiviers-Le-Vieil	2	1,655
Synergie S.A.	400	9,374

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

France—(Continued)
Teleperformance	23,774	$597,847
Trigano S.A.	1,585	30,225
UBISOFT Entertainment (b)	14,584	109,042
Union Financiere de France BQE S.A.	1,243	35,672
Valeo S.A.	32,972	892,742
Viel et Compagnie	2,379	7,847
Vilmorin & Cie (b)	2,448	203,601
Virbac S.A.	1,074	114,669
VM Materiaux S.A.	181	9,977
Zodiac S.A. (b)	18,836	911,841

		21,224,945

Germany—4.9%
Aareal Bank AG	13,752	232,191
ADVA AG Optical Networking (a)	4,911	25,221
Aixtron AG	45,746	1,089,367
Amadeus Fire AG	410	10,802
Arques Industries AG	823	1,086
Asian Bamboo AG	426	16,956
Augusta Technologie AG	3,157	44,203
Aurubis AG	2,813	123,062
Baader Bank AG	2,098	9,035
Balda AG	634	1,995
Bauer AG	4,376	149,331
BayWa AG	663	22,615
Bechtle AG	5,404	139,575
Bertrandt AG	2,364	83,652
Bilfinger Berger AG	20,710	1,148,920
Biotest AG	1,525	65,121
Borussia Dortmund GmbH & Co. KGaA (a)	20,822	26,346
Carl Zeiss Meditec AG	16,046	220,557
Centrosolar Group AG (a)	977	5,382
CENTROTEC Sustainable AG (a)	1,227	19,366
Centrotherm Photovoltaics AG (a)	167	5,646
Cewe Color Holding AG	2,667	83,754
Comdirect Bank AG	15,966	147,347
Compugroup Holding AG	551	5,587
Conergy AG (a)	33,140	28,736
CropEnergies AG (a)	2,615	11,472
CTS Eventim AG	4,715	227,775
Curanum AG	13,816	37,757
DAB Bank AG	8,986	45,728
Demag Cranes AG	2,831	86,630
Deutsche Beteiligungs AG	381	8,722
Douglas Holding AG	15,109	633,327
Drillisch AG	21,043	116,040
Duerr AG	3,254	68,685
Duetz AG (a)	25,308	127,825
Elexis AG	1,232	15,771
ElringKlinger AG	14,732	316,837
Evotec AG (a)	61,225	152,533
Fielmann AG	4,544	345,403
Freenet AG	46,549	479,570
Fuchs Petrolub AG	1,254	107,634
GEA Group AG	49,399	986,286
Gerresheimer AG	14,605	467,245

Security Description	Shares	Value*

Germany—(Continued)
Gerry Weber International AG	5,762	$169,807
Gesco AG	257	12,771
GFK AG	7,350	253,677
Gildemeister AG	16,830	187,368
Grammer AG	1,044	13,246
Grenkeleasing AG	2,244	83,320
Hamburger Hafen und Logistik AG (b)	6,901	222,010
Hawesko Holding AG	570	18,911
Heidelberger Druckmaschinen AG (b)	32,057	288,091
Homag Group AG	251	3,643
Indus Holding AG	5,328	105,022
Interseroh SE	398	22,187
IVG Immobilen AG (b)	37,845	224,840
Jenoptik AG (a)	17,633	85,573
Kizoo AG	3,469	32,478
Kloeckner & Co. SE	42,223	742,319
Kontron AG	23,408	209,669
Krones AG (b)	7,664	385,229
KUKA AG (b)	1,250	15,717
KWS Saat AG	1,133	167,571
Lanxess AG	18,131	768,000
Leoni AG	12,611	266,659
Loewe AG	2,442	23,087
Manz Automation AG (a)	1,003	55,539
Medigene AG (a)	13,692	45,784
Medion AG	13,811	164,489
MLP AG	27,190	243,032
Morphosys AG (a)	8,735	154,920
MTU Aero Engines Holding AG (a)	24,694	1,381,073
MVV Energie AG	1,372	51,962
Nordex AG	9,267	84,318
Pfeiffer Vacuum Technology AG	855	63,288
Pfleiderer AG (a)	14,776	73,837
Phoenix Solar AG	338	12,605
PNE Wind AG	19,804	48,168
Praktiker Bau- und Heimwerkermaerkte AG	22,632	154,165
PSI AG Gesellschaft Fuer Produkte und Systeme der Informationstechnologie (a)	199	2,997
PVA TePla AG	353	2,089
QSC AG (a)	47,186	76,628
R Stahl AG	196	4,866
Rational AG	1,474	228,800
REpower Systems AG	526	75,294
Rheinmetall AG	15,260	879,606
Rhoen Klinikum AG (a)	44,627	996,246
Roth & Rau AG (a)	1,775	48,229
SAG Solarstrom AG (a)	2,077	11,496
SGL Carbon AG (a) (b)	30,087	869,511
Singulus Technologies (b)	16,486	99,533
Sixt AG	3,308	77,458
SKW Stahl-Metallurgie Holding AG	646	11,986
Sky Deutschland AG (a)	53,303	86,436
Software AG	9,850	1,012,680
Solar Millennium AG (a) (b)	7,256	153,978
Solarworld AG (b)	23,339	259,201
Solon SE (b)	1,677	8,798
Stada Arzneimittel AG	30,617	1,023,627

*See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Germany—(Continued)
Stratec Biomedical Systems	3,381	$113,005
Suedzucker AG	21,707	391,246
Suss Microtec AG (a)	2,602	12,721
Symrise AG	41,865	869,281
TAG Immobilien AG	2,782	15,769
Takkt AG	4,447	46,094
Telegate AG	1,956	16,952
Tognum AG	43,400	811,006
TUI AG (b)	84,434	746,075
United Internet AG (b)	56,179	620,865
Verbio AG (a)	1,942	7,168
Versatel AG (a)	2,108	12,801
Vossloh AG	4,207	343,711
Wacker Construction Equipment AG	10,000	118,932
Washtec AG (a)	1,665	15,967
Wincor Nixdorf AG	16,737	941,210
Wirecard AG	23,796	203,434

		25,991,164

Gibraltar—0.0%
PartyGaming plc (a)	64,887	205,912

Greece—0.9%
Aegean Airlines S.A.	598	1,691
Agricultural Bank of Greece	143,570	178,932
Alapis Holding Industrial & Commercial S.A.	627,586	195,218
Anek Lines S.A.	58,063	14,206
Bank of Attica	17,775	21,464
Bank of Greece	7,165	267,005
Diagnostic & Therapeutic Center of Athens Hygeia S.A.	43,996	55,515
EFG Eurobank Ergasias S.A.	16,908	75,420
Ellaktor S.A.	72,280	241,592
Emporiki Bank S.A.	6,781	23,311
Folli-Follie S.A.	1,258	26,874
Forthnet S.A. (a)	56,130	45,475
Fourlis Holdings S.A.	22,201	195,784
Frigoglass S.A.	13,245	148,045
GEK Terna S.A.	21,810	103,787
Geniki Bank (a)	24,393	9,989
Hellenic Duty Free Shops S.A.	6,376	36,557
Hellenic Exchanges S.A. Holding Clearing Settlement & Registry	29,646	157,020
Hellenic Petroleum S.A.	50,348	358,349
Iaso S.A.	9,418	24,363
Intracom Holdings S.A. (a)	56,166	43,414
Intralot S.A.	9,251	29,522
JUMBO S.A.	11,509	70,089
Lambrakis Press S.A.	7,345	10,262
Marfin Investment Group S.A.	110,772	136,308
Metka S.A.	9,569	95,854
Michaniki S.A.	26,207	17,823
Motor Oil Hellas Corinth Refineries S.A.	20,217	177,458
Mytilineos Holdings S.A.	48,489	226,200
Piraeus Bank S.A.	74,602	316,116
Piraeus Port Authority	4,532	80,972

Security Description	Shares	Value*

Greece—(Continued)
Proton Bank S.A.	4,708	$4,341
S&B Industrial Minerals S.A.	8,929	43,192
Sarantis S.A.	14,104	75,530
Teletypos S.A. Mega Channel	3,647	14,260
Terna Energy S.A.	8,933	34,943
The Athens Water Supply & Sewage Co. S.A.	18,721	113,838
Titan Cement Co. S.A.	35,885	675,994
TT Hellenic Postbank S.A.	40,002	116,869
Viohalco	30,580	123,872

		4,587,454

Hong Kong—1.0%
Allied Group, Ltd.	22,000	72,405
Allied Properties HK, Ltd.	1,568,024	329,725
Asia Financial Holdings, Ltd.	300,000	108,500
Associated International Hotels, Inc. (a)	14,000	27,382
Capital Estate, Ltd. (a)	373,000	17,074
Cheuk Nang Holdings, Ltd.	59,160	17,462
China Renji Medical Group, Ltd. (a)	2,356,000	13,487
China Strategic Holdings, Ltd. (a)	770,000	51,627
China Yunnan Tin Minerals Group Co., Ltd.	1,400,000	25,532
Chinney Investment, Ltd.	8,000	1,156
Chong Hing Bank, Ltd.	52,000	98,628
Chu Kong Shipping Development	188,000	43,202
Citic 1616 Holdings, Ltd.	460,000	123,143
City Telecom HK, Ltd.	122,000	70,105
Continental Holdings	780,000	25,205
Cross-Harbour Holdings, Ltd.	63,000	54,387
Dah Chong Hong Holdings, Ltd.	140,000	86,642
Dah Sing Banking Group, Ltd.	175,600	225,855
Dah Sing Financial Holdings, Ltd.	65,200	369,665
Dan Form Holdings Co., Ltd. (a)	302,000	27,237
Emperor International Holdings	510,000	110,174
Emperor Watch & Jewellery, Ltd.	1,030,000	66,709
ENM Holdings, Ltd. (a)	376,000	33,714
eSun Holdings, Ltd.	332,000	43,547
Fountain SET Holdings	180,000	24,063
Fubon Bank Hong Kong, Ltd.	176,000	75,520
Gold Peak Industries Holding, Ltd.	145,714	19,538
Goldin Properties Holdings, Ltd.	166,000	70,306
Guangnan Holdings	214,000	39,454
Harbour Centre Development, Ltd.	74,000	75,650
Henderson Investment, Ltd.	389,000	31,210
Hon Kwok Land Investment Co., Ltd.	140,000	45,691
Hong Kong Aircraft Engineering Co., Ltd.	5,200	69,954
Hong Kong Ferry Holdings	10,000	8,604
Hung Hing Printing Group, Ltd.	146,000	43,569
I-CABLE Communications, Ltd. (a)	301,000	45,712
Jinhui Holdings, Ltd.	83,000	24,844
Keck Seng Investments	94,000	44,387
King Stone Energy Group, Ltd. (a)	3,620,000	85,274
Kowloon Development Co., Ltd.	165,000	162,427
KPI Co., Ltd. (a)	182,000	6,976
Lai Sun Development (a)	1,548,000	27,537
Lai Sun Garment International, Ltd. (a)	296,000	22,274
LAM Soon Hong Kong, Ltd.	15,000	12,886

*See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Hong Kong—(Continued)
Lippo, Ltd.	122,000	$35,503
Liu Chong Hing Investment	72,000	73,580
Magnificent Estates	460,000	10,452
Melco International Development	458,000	180,501
Miramar Hotel & Investment	4,000	3,892
Next Media, Ltd.	318,000	45,407
Pokfulam Development Co.	6,000	5,076
Rivera Holdings	20,000	946
Shenyin Wanguo HK, Ltd.	95,000	36,902
Shougang Concord Century Holdings, Ltd.	460,000	47,473
Shougang Concord Technology Holdings (a)	634,000	35,459
Shui On Construction & Materials, Ltd.	94,000	103,020
Shun Tak Holdings, Ltd.	510,000	263,807
Singamas Container Holdings, Ltd.	542,000	105,982
Sino Gas Group, Ltd. (a)	230,000	9,998
Sun Hung Kai & Co., Ltd.	136,000	81,729
Techtronic Industries Co., Ltd.	592,000	462,427
Value Convergence Holdings, Ltd. (a)	56,000	22,871
Vitasoy International Holdings, Ltd.	350,000	267,287
Wai Kee Holdings, Ltd. (a)	54,000	11,730
Wheelock Properties, Ltd.	290,000	481,141
Wing On Co. International, Ltd.	39,000	60,839
Winteam Pharmaceutical Group, Ltd.	274,000	37,851
YGM Trading, Ltd.	19,000	21,364

		5,383,676

Ireland—1.1%
Allied Irish Banks plc	218,713	237,357
C&C Group plc	200,973	790,966
C&C Group plc (Settlement Issue)	3,050	12,058
DCC plc	50,148	1,138,595
Dragon Oil plc (a)	121,262	734,809
FBD Holdings plc	13,939	113,722
Glanbia plc	43,888	160,093
Grafton Group plc	110,585	394,521
Greencore Group plc	89,512	141,762
IFG Group plc	42,623	59,740
Independent News & Media plc (a)	19,692	17,574
Irish Continental Group plc	3,087	57,414
Irish Life & Permanent Group Holdings plc (a)	66,772	123,062
Kingspan Group plc (a)	52,008	385,416
Paddy Power plc	27,063	844,569
Smurfit Kappa Group plc	80,404	654,794
The Governor & Co. of the Bank of Ireland (a)	116,424	96,219
United Drug plc	58,804	164,512

		6,127,183

Israel—0.3%
Africa Isreal Investments, Ltd.	2,272	10,816
AL-ROV Isreal, Ltd.	87	2,006
Albaad Massuot Yitzhak, Ltd.	23	356
Alvarion, Ltd. (a)	9,702	19,151
AudioCodes, Ltd. (a)	3,448	8,368
Biocell, Ltd. (a)	2,190	25,802
BioLine RX, Ltd. (a)	13,214	11,274
Blue Square-Israel, Ltd.	650	6,857

Security Description	Shares	Value*

Israel—(Continued)
Clal Biotechnology Industries, Ltd. (a)	5,526	$27,459
Clal Industries and Investments, Ltd.	19,064	123,543
Clal Insurance Enterprise Holdings, Ltd.	184	3,329
Delek Automotive Systems, Ltd.	9,941	101,746
Delta-Galil Industries, Ltd.	154	952
Direct Insurance Financial Investments, Ltd.	532	994
DS Apex Holdings, Ltd.	1,969	10,874
Elbit Imaging, Ltd.	774	11,236
Elron Electronic Industries	2,148	12,459
Evogene, Ltd. (a)	376	1,223
EZchip Semiconductor, Ltd. (a)	2,453	42,219
First International Bank of Israel, Ltd.	4,621	70,894
FMS Enterprises Migun, Ltd.	800	25,055
Formula Systems 1985, Ltd.	1,738	22,369
Frutarom Industries, Ltd.	7,895	58,053
Fundtech, Ltd. (a)	1,314	13,653
Given Imaging, Ltd. (a)	886	13,611
Golf & Co., Ltd.	3,930	23,492
Granite Hacarmel Investments, Ltd.	5,537	10,382
Hadera Paper, Ltd.	462	32,506
Harel Insurance Investments & Financial Services, Ltd.	269	12,655
Hot Telecommunication System, Ltd.	1,048	9,100
Isreal Discount Bank, Ltd.	12,340	20,876
Jerusalem Oil Exploration (a)	3,601	57,591
Kamada (a)	5,041	34,287
Maabarot Products, Ltd.	3,534	52,208
Makhteshim-Agan Industries, Ltd.	11,765	39,302
Matrix IT, Ltd.	9,044	45,824
Mellanox Technologies, Ltd. (a)	2,926	63,621
Menorah Mivtachim Holdings, Ltd.	5,928	69,543
Mizrahi Tefahot Bank, Ltd.	6,517	47,477
Naphtha Israel Petroleum Corp., Ltd. (a)	5,952	22,173
NetVision, Ltd.	2,367	24,741
Ormat Industries	14,149	105,192
Osem Investments, Ltd.	8,440	107,445
Paz Oil Co., Ltd.	270	34,800
Plasson	289	5,016
Rami Levi Chain Stores Hashikma Marketing 2006, Ltd.	457	10,915
Retalix, Ltd.	3,453	38,416
Shikun & Binui, Ltd.	31,603	55,301
Shufersal, Ltd.	14,213	74,761
Space Communication, Ltd. (a)	151	2,996
Strauss Group, Ltd.	6,038	80,755
Suny Electronics, Ltd.	2,410	17,880
The Israel Land Development Co., Ltd.	346	2,312
The Phoenix Holdings, Ltd.	255	562
Tower Semiconductor, Ltd. (a)	46,122	66,496
Union Bank of Israel	8,840	33,811

		1,826,735

Italy—3.3%
ACEA S.p.A. (b)	27,772	276,136
AcegasAps S.p.A.	8,490	42,313
Actelios S.p.A.	6,851	24,507

*See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Italy—(Continued)
Alerion Cleanpower S.p.A.	37,583	$26,018
Amplifon S.p.A.	40,752	188,228
Ansaldo STS S.p.A. (a)	28,182	452,265
Antichi Pellettieri S.p.A.	9,305	6,853
Arnoldo Mondadori Editore S.p.A. (b)	53,051	155,213
Ascopiave S.p.A.	4,364	8,353
Astaldi S.p.A.	26,266	133,284
Autogrill S.p.A.	58,608	705,293
Azimut Holding S.p.A.	55,054	456,400
Banca Finnat Euramerica S.p.A.	51,884	34,308
Banca Generali S.p.A.	18,656	178,878
Banca IFIS S.p.A.	3,547	22,602
Banca Intermobiliare S.p.A.	15,011	76,930
Banca Popolare dell’Emilia Romagna Scrl	47,153	479,495
Banca Popolare di Milano Scarl	138,838	575,779
Banca Popolare di Sondrio	46,714	379,523
Banca Profilo S.p.A.	17,912	10,189
Banco di Desio e della Brianza S.p.A.	21,066	94,777
BasicNet S.p.A.	4,027	13,673
Benetton Group S.p.A.	38,769	258,188
Biesse S.p.A.	6,021	36,624
Bonifica Ferraresi e Imprese Agricole S.p.A.	604	20,995
Brembo S.p.A.	15,672	96,613
Bulgari S.p.A. (b)	69,332	499,666
Buongiorno S.p.A. (a)	9,670	10,812
Buzzi Unicem S.p.A.	39,838	401,475
Caltagirone Editore S.p.A.	6,273	14,221
Carraro S.p.A.	5,504	15,240
Cementir Holding S.p.A.	25,410	67,169
CIR-Compagnie Industriali Riunite S.p.A.	272,712	461,907
Credito Artigiano S.p.A.	7,992	13,142
Credito Bergamasco S.p.A.	1,543	42,004
Credito Emiliano S.p.A.	41,264	233,401
Credito Valtellinese (b)	96,997	444,991
Danieli & C Officine Meccaniche S.p.A.	4,753	86,184
Davide Campari-Milano S.p.A.	166,597	821,383
De’Longhi S.p.A.	9,853	42,203
DiaSorin S.p.A.	10,834	397,372
Digital Multimedia Technologies S.p.A. (a)	3,021	50,234
EEMS Italia S.p.A. (a)	5,312	8,914
Elica S.p.A.	1,718	3,266
ERG Renew S.p.A. (a)	5,726	5,527
ERG S.p.A.	24,848	290,708
Esprinet S.p.A.	13,663	110,152
Eurotech S.p.A. (a)	15,434	34,402
Fastweb (a)	6,011	91,427
Fiera Milano S.p.A.	6,655	33,674
FNM S.p.A. (a)	4,399	2,669
Fondiaria-Sai S.p.A. (b)	17,570	165,642
Gemina S.p.A.	405,139	247,336
Geox S.p.A. (b)	35,122	157,251
Gewiss S.p.A.	6,331	32,454
Gruppo Coin S.p.A.	22,007	140,917
Gruppo Editoriale L’Espresso S.p.A.	51,547	99,757
Hera S.p.A.	343,858	564,844
IMMSI S.p.A.	50,645	45,487
Impregilo S.p.A.	130,713	300,176

Security Description	Shares	Value*

Italy—(Continued)
Indesit Co. S.p.A. (b)	17,777	$199,084
Industria Macchine Automatiche S.p.A.	3,204	50,804
Interpump Group S.p.A.	25,267	126,265
Iride S.p.A. (b)	173,967	261,633
Italcementi S.p.A. (b)	39,962	304,256
Italmobiliare S.p.A.	4,014	109,533
Juventus Football Club S.p.A. (a)	9,266	9,082
KME Group S.p.A.	80,757	28,583
Landi Renzo S.p.A. (b)	19,545	71,525
Lottomatica S.p.A.	24,620	318,825
Maire Tecnimont S.p.A.	126,000	402,996
Mariella Burani S.p.A.	6,116	18,961
MARR S.p.A.	7,654	57,509
Milano Assicurazioni S.p.A.	131,962	223,979
Nice S.p.A. (a)	7,301	27,128
Piaggio & C S.p.A.	64,250	152,126
Pirelli & C. S.p.A.	1,240,425	688,920
Poltrona Frau S.p.A.	22,268	20,211
Prysmian S.p.A.	58,701	847,550
Recordati S.p.A.	47,572	335,085
Reno de Medici S.p.A.	38,858	9,354
Sabaf S.p.A.	947	19,489
Safilo Group S.p.A.	10,544	98,008
Saras S.p.A.	203,408	425,485
Screen Service Broadcasting Technologies S.p.A.	8,666	5,940
Seat Pagine Gialle S.p.A. (b)	402,113	66,811
Snai S.p.A. (a)	7,362	25,455
Societa Cattolica di Assicurazioni Scrl	21,428	535,858
Societa Iniziative Autostradali e Servizi S.p.A.	30,419	256,707
Sogefi S.p.A.	21,121	52,009
Sorin S.p.A.	102,216	181,029
Telecom Italia Media S.p.A.	24,725	5,607
Tiscali S.p.A. (a)	802,477	110,894
Tod’s S.p.A. (b)	4,903	310,672
Trevi Finanziaria S.p.A.	14,111	203,118
Uni Land S.p.A.	4,937	3,403
Unipol Gruppo Finanziario S.p.A. (b)	238,901	160,733
Vianini Lavori S.p.A.	2,113	10,853
Vittoria Assicurazioni S.p.A.	11,118	49,687
Zignago Vetro S.p.A. (a)	5,573	28,082

		17,502,693

Japan—23.5%
Accordia Golf Co., Ltd.	237	234,213
Achilles Corp.	66,000	90,575
ADEKA Corp.	28,600	267,832
Aderans Holdings Co., Ltd.	16,900	203,183
Advan Co., Ltd.	8,500	55,580
Aeon Delight Co., Ltd.	7,000	135,755
Aeon Fantasy Co., Ltd.	4,300	46,949
Aeon Hokkaido Corp.	9,600	29,256
Agrex, Inc.	400	3,479
Ahresty Corp.	6,600	59,717
Ai Holdings Corp.	15,400	51,164
Aica Kogyo Co., Ltd.	23,600	250,178
Aichi Corp.	12,500	50,191

*See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Aichi Machine Industry Co., Ltd.	37,000	$98,781
Aichi Steel Corp.	42,000	164,295
Aichi Tokei Denki Co., Ltd.	3,000	8,927
Aida Engineering, Ltd.	26,800	110,389
Aigan Co., Ltd.	8,000	41,798
Ain Pharmaciez, Inc.	1,800	72,794
Aiphone Co., Ltd.	5,900	100,176
Airport Facilities Co., Ltd.	9,100	31,845
Aisan Industry Co., Ltd.	10,300	74,515
Akebono Brake Industry Co., Ltd.	23,700	107,641
Allied Telesis Holdings KK	23,700	26,839
Aloka Co., Ltd. (b)	8,200	62,942
Alpen Co., Ltd.	6,800	107,068
Alpha Corp.	1,100	10,191
Alpha Systems, Inc.	2,200	41,597
Alpine Electronics, Inc.	19,000	230,108
Alps Electric Co., Ltd.	68,900	590,788
Alps Logistics Co., Ltd.	2,900	28,814
Altech Corp.	2,600	18,486
Amano Corp. (b)	25,900	207,716
Amiyaki Tei Co., Ltd.	20	53,911
Amuse, Inc.	2,600	27,214
Ando Corp.	37,000	44,652
Anest Iwata Corp.	13,000	44,586
Anrakutei Co., Ltd.	3,000	13,911
Anritsu Corp.	47,000	206,529
AOC Holdings, Inc. (b)	15,000	75,298
Aohata Corp.	500	7,819
AOKI Holdings, Inc.	12,900	199,678
Aoyama Trading Co., Ltd.	28,000	499,274
Arakawa Chemical Industries, Ltd.	6,500	67,995
Araya Industrial Co., Ltd.	25,000	34,558
Arc Land Sakamoto Co., Ltd.	3,300	48,110
Arcs Co., Ltd.	10,200	136,894
Argo Graphics, Inc.	1,900	20,620
Ariake Japan Co., Ltd.	8,500	133,746
Arisawa Manufacturing Co., Ltd. (b)	14,700	95,050
Arnest One Corp. (b)	11,400	115,599
Aronkasei Co., Ltd.	4,000	15,119
Art Corp.	3,700	57,206
As One Corp.	5,000	85,705
Asahi Co., Ltd.	1,300	17,919
Asahi Diamond Industrial Co., Ltd.	25,000	384,047
Asahi Holdings, Inc.	8,000	174,547
Asahi Kogyosha Co., Ltd.	11,000	42,914
Asahi Net, Inc.	2,000	6,235
Asahi Organic Chemicals Industry Co., Ltd.	30,000	68,445
Asahi TEC Corp. (a)	587,000	229,239
Asatsu-DK, Inc. (b)	12,600	320,340
Asax Co., Ltd.	18	19,618
Ashimori Industry Co., Ltd.	25,000	36,552
ASICS Trading Co., Ltd.	800	8,891
ASKA Pharmaceutical Co., Ltd.	10,000	69,756
ASKUL Corp.	6,300	106,149
Asunaro Aoki Construction Co., Ltd.	7,000	29,949
Atom Corp.	23,100	57,548
Atsugi Co., Ltd.	88,000	104,129

Security Description	Shares	Value*

Japan—(Continued)
Autobacs Seven Co., Ltd.	11,300	$408,184
Avex Group Holdings, Inc. (b)	13,100	163,772
Bals Corp.	20	22,316
Bando Chemical Industries, Ltd.	37,000	117,108
Bank of the Ryukyus, Ltd.	17,900	208,571
Belc Co., Ltd.	1,100	10,541
Belluna Co., Ltd.	11,950	56,214
Benefit One, Inc.	7	5,189
Best Denki Co., Ltd.	25,500	69,384
BIC Camera, Inc. (b)	196	75,196
BML, Inc.	2,900	65,514
Bookoff Corp.	6,000	58,631
Bunka Shutter Co., Ltd.	21,000	60,063
CAC Corp. (b)	6,200	44,348
Calsonic Kansei Corp.	75,000	219,061
Can Do Co., Ltd.	26	27,157
Canon Electronics, Inc.	7,900	177,445
Capcom Co., Ltd. (b)	21,500	344,545
Carchs Co., Ltd. (a)	54,500	16,594
Cawachi, Ltd.	8,100	151,930
Cedyna Financial Corp. (b)	54,000	83,508
Central Glass Co., Ltd.	57,000	224,506
Central Security Patrols Co., Ltd.	3,300	29,751
Central Sports Co., Ltd.	300	2,932
Century Leasing System, Inc.	23,900	287,601
CHI Group Co., Ltd. (a)	5,700	22,265
Chino Corp.	14,000	35,366
Chiyoda Co., Ltd.	11,800	140,816
Chiyoda Integre Co., Ltd.	4,400	53,854
Chofu Seisakusho Co., Ltd.	9,200	196,169
Chori Co., Ltd.	64,000	69,828
Chubu Shiryo Co., Ltd.	10,000	70,694
Chudenko Corp. (b)	12,400	143,819
Chuetsu Pulp & Paper Co., Ltd.	44,000	83,157
Chugai Mining Co., Ltd.	67,700	38,682
Chugai Ro Co., Ltd.	25,000	64,638
Chugoku Marine Paints, Ltd.	22,000	150,903
Chuo Denki Kogyo Co., Ltd. (b)	8,000	47,278
Chuo Spring Co., Ltd.	16,000	54,143
Circle K Sunkus Co., Ltd.	19,500	249,426
CKD Corp.	23,900	178,584
Clarion Co., Ltd. (b)	51,000	96,671
Cleanup Corp.	9,100	49,882
CMIC Co., Ltd.	140	37,212
CMK Corp.	20,100	92,888
Co-Op Chemical Co., Ltd. (a) (b)	14,000	19,294
Coca-Cola Central Japan Co., Ltd.	9,500	121,448
cocokara fine HOLDINGS, Inc.	3,800	68,419
Colowide Co., Ltd. (b)	15,500	77,660
Columbia Music Entertainment, Inc. (a)	37,000	13,947
Commuture Corp.	12,000	72,243
Computer Engineering & Consulting, Ltd.	6,000	30,046
Computer Institute of Japan, Ltd.	2,000	6,419
COMSYS Holdings Corp. (b)	36,400	325,406
Core Corp.	3,000	23,559
Corona Corp.	5,600	51,593
Cosel Co., Ltd.	6,700	102,553

*See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Cosmos Pharmaceutical Corp.	1,500	$32,155
Create Medic Co., Ltd.	1,800	17,416
Cross Plus, Inc.	1,100	10,429
CSK Holdings Corp.	55,350	228,637
CTI Engineering Co., Ltd.	4,700	21,054
Culture Convenience Club Co., Ltd. (b)	45,200	210,098
Cybernet Systems Co., Ltd.	39	12,395
Cybozu, Inc.	119	41,024
Dai Nippon Toryo Co., Ltd.	35,000	35,523
Dai-Dan Co., Ltd.	16,000	81,058
Dai-Ichi Kogyo Seiyaku Co., Ltd.	14,000	35,933
Daibiru Corp.	8,600	64,741
Daido Kogyo Co., Ltd.	9,000	15,415
Daido Metal Co., Ltd.	16,000	57,484
Daidoh, Ltd.	8,800	70,729
Daifuku Co., Ltd.	36,500	223,413
Daihen Corp. (b)	48,000	194,134
Daiichi Chuo Kisen Kaisha (b)	56,000	148,457
Daiichi Jitsugyo Co., Ltd. (b)	20,000	61,801
Daiken Corp.	33,000	77,870
Daiki Aluminium Industry Co., Ltd.	19,000	46,473
Daiki Ataka Engineering Co., Ltd.	3,000	7,784
Daiko Clearing Services Corp. (b)	5,600	20,912
Daikoku Denki Co., Ltd.	4,200	56,345
Daikokutenbussan Co., Ltd.	1,200	36,497
Daikyo, Inc. (b)	119,000	194,517
Daimei Telecom Engineering Corp.	15,000	118,473
Dainichi Co., Ltd.	5,300	33,618
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	28,000	102,645
Dainippon Screen Manufacturing Co., Ltd. (b)	101,000	457,847
Daio Paper Corp. (b)	37,000	282,325
Daiseki Co., Ltd. (b)	11,300	233,649
Daiso Co., Ltd.	27,000	67,379
Daisyo Corp.	4,900	57,367
Daiwa Industries, Ltd.	18,000	85,531
Daiwabo Co., Ltd. (b)	64,000	128,116
DC Co., Ltd. (b)	6,200	11,379
DCM Japan Holdings Co., Ltd. (b)	42,600	233,553
Denki Kogyo Co., Ltd.	29,000	123,656
Denyo Co., Ltd.	10,700	72,408
Descente, Ltd.	18,000	99,394
DIC Corp. (b)	100,000	153,201
DMW Corp.	700	12,750
Doshisha Co., Ltd.	4,600	106,482
Doutor Nichires Holdings Co., Ltd.	13,200	176,530
Dowa Holdings Co., Ltd. (b)	35,000	168,399
Dr. Ci:Labo Co., Ltd.	55	170,230
DTS Corp.	8,900	108,135
Duskin Co., Ltd.	23,100	395,336
Dwango Co., Ltd. (b)	34	55,440
Dydo Drinco, Inc.	4,800	173,949
Dynic Corp.	5,000	8,120
eAccess, Ltd. (b)	535	364,347
Eagle Industry Co., Ltd.	13,000	89,182
Earth Chemical Co., Ltd.	4,200	126,851
Ebara Jitsugyo Co., Ltd.	500	6,753

Security Description	Shares	Value*

Japan—(Continued)
EDION Corp. (b)	36,200	$275,515
Eidai Co., Ltd.	2,000	5,230
Eiken Chemical Co., Ltd.	7,500	68,183
Eizo Nanao Corp.	8,100	176,445
Elematec Corp.	2,100	24,906
Enplas Corp.	5,700	117,788
Enshu, Ltd. (a)	7,000	8,323
EPS Co., Ltd. (b)	15	37,678
ESPEC Corp.	8,800	62,004
Exedy Corp.	11,800	303,197
F&A Aqua Holdings, Inc.	800	7,508
F-Tech, Inc.	400	5,713
Faith, Inc.	190	16,291
Falco Biosystems, Ltd.	3,100	31,350
Fancl Corp. (b)	14,200	201,182
FCC Co., Ltd. (b)	11,200	208,353
FDK Corp. (a)	42,000	62,703
FIDEA Holdings Co., Ltd.	2,200	4,138
First Baking Co., Ltd. (a)	17,000	21,768
Foster Electric Co., Ltd.	7,100	182,958
FP Corp. (b)	5,100	264,949
France Bed Holdings Co., Ltd. (b)	53,000	77,505
Fudo Tetra Corp.	61,400	35,697
Fuji Co., Ltd./Ehime	7,500	135,838
Fuji Corp., Ltd.	12,200	41,483
Fuji Electronics Co., Ltd.	2,100	22,104
Fuji Kiko Co., Ltd.	12,000	26,177
Fuji Kosan Co., Ltd. (a)	11,000	9,036
Fuji Kyuko Co., Ltd.	20,000	108,451
Fuji Oil Co., Ltd.	24,300	356,052
Fuji Seal International, Inc.	8,200	179,428
Fuji Soft, Inc.	9,000	148,004
Fujibo Holdings, Inc.	30,000	40,728
Fujico Co., Ltd.	8,000	93,789
Fujikura Kasei Co., Ltd.	9,600	55,030
Fujimi, Inc.	4,400	63,168
Fujimori Kogyo Co., Ltd.	700	8,938
Fujita Kanko, Inc.	30,000	115,307
Fujitec Co., Ltd.	35,000	179,779
Fujitsu Frontech, Ltd.	7,400	55,346
Fujitsu General, Ltd.	25,000	104,414
Fujiya Co., Ltd. (a) (b)	48,000	99,270
FuKoKu Co., Ltd.	600	4,549
Fukuda Corp.	20,000	32,549
Fukushima Industries Corp.	1,700	13,312
Fukuyama Transporting Co., Ltd. (b)	63,000	290,998
Fumakilla, Ltd.	8,000	38,150
Funai Consulting Co., Ltd.	8,700	49,426
Funai Electric Co., Ltd.	6,900	247,495
Furukawa Battery Co., Ltd. (a)	6,000	39,346
Furukawa Co., Ltd.	124,000	127,316
Furukawa-Sky Aluminum Corp.	39,000	101,273
Furusato Industries, Ltd.	5,400	30,748
Fuso Pharmaceutical Industries, Ltd.	29,000	93,258
Futaba Corp.	17,300	287,486
Futaba Industrial Co., Ltd. (b)	27,800	208,070
Future Architect, Inc.	68	23,100

*See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Fuyo General Lease Co., Ltd.	9,100	$207,962
Gakken Co., Ltd. (b)	28,000	57,521
Gecoss Corp.	9,200	33,961
Genki Sushi Co., Ltd.	2,200	26,317
Geo Corp.	147	178,386
GLOBERIDE, Inc.	37,000	39,829
GMO internet, Inc.	14,200	54,632
Godo Steel, Ltd. (b)	63,000	151,065
Goldcrest Co., Ltd.	7,420	128,741
Goldwin, Inc. (a)	20,000	38,799
Gourmet Kineya Co., Ltd.	1,000	5,827
GSI Creos Corp. (a)	13,000	15,960
Gulliver International Co., Ltd. (b)	1,500	63,472
Gun-Ei Chemical Industry Co., Ltd.	20,000	47,086
Gunze, Ltd.	81,000	253,967
H2O Retailing Corp. (b)	61,000	395,471
Hakudo Co., Ltd.	400	3,757
Hakuto Co., Ltd.	5,800	51,377
Hakuyosha Co., Ltd.	2,000	5,973
Hamakyorex Co., Ltd.	700	16,941
Hanwa Co., Ltd. (b)	89,000	352,675
Happinet Corp.	3,400	39,260
Harashin Narus Holdings Co., Ltd.	5,600	63,847
Harima Chemicals, Inc.	2,000	10,412
Haruyama Trading Co., Ltd.	1,100	4,693
Haseko Corp.	344,000	272,548
Hayashikane Sangyo Co., Ltd.	12,000	13,159
Hazama Corp.	41,900	34,580
Heiwa Corp. (b)	17,200	185,318
Heiwa Real Estate Co., Ltd.	74,500	168,661
Heiwado Co., Ltd.	12,200	147,751
Hibiya Engineering, Ltd.	11,000	92,691
Hiday Hidaka Corp.	1,000	11,745
Hikari Tsushin, Inc. (b)	11,300	201,207
HIS Co., Ltd.	8,800	176,057
Hisaka Works, Ltd.	8,000	80,799
Hitachi Business Solution Co., Ltd.	900	7,105
Hitachi Cable, Ltd.	64,000	169,202
Hitachi Koki Co., Ltd. (b)	24,100	204,505
Hitachi Kokusai Electric, Inc. (b)	25,000	198,055
Hitachi Medical Corp.	8,000	62,460
Hitachi Metals Techno, Ltd.	2,000	8,335
Hitachi Tool Engineering, Ltd.	8,100	90,748
Hitachi Transport System, Ltd. (b)	12,900	188,374
Hitachi Zosen Corp. (a) (b)	304,500	409,326
Hochiki Corp.	8,000	41,528
Hodogaya Chemical Co., Ltd.	27,000	92,459
Hogy Medical Co., Ltd.	4,400	213,495
Hohsui Corp.	12,000	14,093
Hokkaido Gas Co., Ltd.	25,000	68,361
Hokkan Holdings, Ltd.	23,000	61,494
Hokko Chemical Industry Co., Ltd.	8,000	22,611
Hokuetsu Paper Mills, Ltd. (b)	59,500	296,552
Hokuriku Electric Industry Co., Ltd.	22,000	40,561
Hokuriku Electrical Construction Co., Ltd.	1,000	2,683
Hokuriku Gas Co., Ltd.	5,000	12,634
Hokuto Corp.	9,900	195,215

Security Description	Shares	Value*

Japan—(Continued)
Honeys Co., Ltd.	6,030	$73,362
Honshu Chemical Industry Co., Ltd.	2,000	10,050
Horiba, Ltd.	10,100	269,813
Horipro, Inc.	3,600	27,353
Hosiden Corp.	25,800	270,347
Hosokawa Micron Corp.	14,000	50,249
Howa Machinery, Ltd.	36,000	35,663
Hurxley Corp.	800	5,343
I Metal Technology Co., Ltd.	8,000	10,331
I-Net Corp.	3,200	16,848
IBJ Leasing Co., Ltd.	7,200	126,108
Ichibanya Co., Ltd.	2,200	54,753
Ichikawa Co., Ltd.	2,000	3,449
Ichikoh Industries, Ltd.	18,000	36,138
Ichinen Holdings Co., Ltd.	7,000	29,463
Ichiyoshi Securities Co., Ltd.	10,600	70,447
Icom, Inc.	4,200	95,814
IDEC Corp.	9,700	81,152
Ihara Chemical Industry Co., Ltd.	18,000	48,263
Iida Home Max	6,000	47,379
Iino Kaiun Kaisha, Ltd.	38,600	192,680
Ikyu Corp.	57	32,074
Imasen Electric Industrial	7,100	85,289
Imperial Hotel, Ltd.	650	13,813
Impress Holdings, Inc. (a)	4,000	7,533
Inaba Denki Sangyo Co., Ltd.	7,800	181,766
Inaba Seisakusho Co., Ltd.	5,500	58,754
Inabata & Co., Ltd.	23,700	106,910
Inageya Co., Ltd.	6,000	62,436
INES Corp.	14,100	94,293
Information Services International-Dentsu, Ltd.	5,300	33,920
Innotech Corp.	9,900	57,007
Intage, Inc.	800	15,277
Inui Steamship Co., Ltd.	7,900	49,032
Invoice, Inc.	3,601	43,967
Ise Chemical Corp.	2,000	10,734
Iseki & Co., Ltd. (b)	78,000	188,905
Ishihara Sangyo Kaisha, Ltd. (a)	139,000	103,371
Ishii Hyoki Co., Ltd.	1,900	24,124
Ishizuka Glass Co., Ltd.	5,000	10,138
IT Holdings Corp.	19,900	236,197
ITC Networks Corp.	400	2,170
ITFOR, Inc.	2,700	8,853
Ito En, Ltd. (b)	18,400	281,254
Itochu Enex Co., Ltd.	30,700	158,231
Itochu-Shokuhin Co., Ltd.	1,800	60,285
Itoham Foods, Inc. (b)	58,000	217,672
Itoki Corp.	16,300	50,823
Iwai Securities Co., Ltd.	4,000	30,048
Iwasaki Electric Co., Ltd.	29,000	50,048
IWATANI Corp.	71,000	196,192
Iwatsu Electric Co., Ltd.	37,000	30,964
Izumiya Co., Ltd.	37,000	159,201
Izutsuya Co., Ltd. (a)	27,000	17,138
J-Oil Mills, Inc.	43,000	126,982
Jalux, Inc.	3,500	24,621
Janome Sewing Machine Co., Ltd.	68,000	49,167

*See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Japan Airport Terminal Co., Ltd. (b)	18,100	$268,054
Japan Aviation Electronics Industry, Ltd.	26,000	164,059
Japan Carlit Co., Ltd.	7,000	32,637
Japan Cash Machine Co., Ltd.	7,900	69,839
Japan Digital Laboratory Co., Ltd.	9,200	101,610
Japan Pulp & Paper Co., Ltd.	35,000	119,629
Japan Radio Co., Ltd.	36,000	80,736
Japan Transcity Corp.	23,000	69,059
Japan Vilene Co., Ltd.	11,000	46,514
Jastec Co., Ltd.	5,100	29,703
JBCC Holdings, Inc.	5,700	32,698
JBIS Holdings, Inc.	10,400	42,431
Jeol, Ltd. (b)	29,000	99,674
JFE Shoji Holdings, Inc.	61,000	237,793
Jidosha Buhin Kogyo Co., Ltd.	1,000	3,478
JK Holdings Co., Ltd.	5,600	18,869
JMS Co., Ltd.	13,000	47,389
Joban Kosan Co., Ltd.	19,000	27,417
Joshin Denki Co., Ltd. (b)	18,000	181,459
JSP Corp.	10,700	100,284
Juki Corp. (b)	55,000	106,408
JVC KENWOOD Holdings, Inc.	287,500	108,709
K’s Holdings Corp.	14,100	288,511
kabu.com Securities Co., Ltd. (b)	36,900	173,345
Kadokawa Group Holdings, Inc.	7,900	167,209
Kaga Electronics Co., Ltd.	8,500	85,202
Kakaku.com, Inc.	70	289,070
Kaken Pharmaceutical Co., Ltd.	26,000	258,072
Kameda Seika Co., Ltd.	3,800	70,873
Kamei Corp.	9,000	40,602
Kanaden Corp.	11,000	55,123
Kanagawa Chuo Kotsu Co., Ltd.	16,000	86,770
Kanamoto Co., Ltd.	11,000	51,087
Kandenko Co., Ltd.	36,000	212,693
Kanematsu Corp. (a) (b)	149,000	118,474
Kanematsu Electronics, Ltd.	8,800	79,785
Kanematsu-NNK Corp. (a)	5,000	6,815
Kanto Auto Works, Ltd.	16,700	122,429
Kanto Denka Kogyo Co., Ltd. (b)	18,000	112,402
Kanto Natural Gas Development, Ltd.	12,000	60,812
Kanto Tsukuba Bank, Ltd. (b)	33,000	88,973
Kappa Create Co., Ltd. (b)	2,550	51,700
Kasai Kogyo Co., Ltd.	10,000	31,668
Kasumi Co., Ltd.	16,000	81,203
Katakura Chikkarin Co., Ltd.	8,000	24,233
Katakura Industries Co., Ltd.	9,000	88,504
Kato Sangyo Co., Ltd.	9,500	147,571
Kato Works Co., Ltd.	27,000	52,055
KAWADA TECHNOLOGIES, Inc.	300	4,570
Kawai Musical Instruments Manufacturing Co., Ltd.	30,000	52,355
Kawasaki Kinkai Kisen Kaisha	7,000	20,491
Kawashima Selkon Textiles Co., Ltd.	29,000	21,721
Kawasumi Laboratories, Inc.	9,000	58,007
Kayaba Industry Co., Ltd.	74,000	264,130
Keihanshin Real Estate Co., Ltd.	3,400	14,969
Keihin Corp.	10,300	178,809

Security Description	Shares	Value*

Japan—(Continued)
Keiyo Co., Ltd. (b)	13,300	$65,094
Kenedix, Inc. (b)	492	81,261
Kentucky Fried Chicken Japan, Ltd.	3,000	59,112
KEY Coffee, Inc.	5,800	101,555
Kimoto Co., Ltd.	3,900	20,435
Kimura Chemical Plants Co., Ltd.	4,900	33,206
King Jim Co., Ltd.	1,000	7,806
Kinki Nippon Tourist Co., Ltd.	23,000	19,689
Kinki Sharyo Co., Ltd. (b)	11,000	45,769
Kintetsu World Express, Inc.	6,500	163,498
Kinugawa Rubber Industrial Co., Ltd.	16,000	58,988
Kisoji Co., Ltd. (b)	6,300	132,963
Kissei Pharmaceutical Co., Ltd.	11,800	246,905
Kitagawa Iron Works Co., Ltd.	33,000	56,447
Kitano Construction Corp.	24,000	55,541
Kito Corp.	20	21,161
Kitz Corp.	39,000	184,964
Kiyo Holdings, Inc. (b)	258,000	350,927
KOA Corp.	14,000	123,934
Koatsu Gas Kogyo Co., Ltd.	14,000	78,331
Kohnan Shoji Co., Ltd.	10,300	105,036
Kohsoku Corp.	5,000	38,872
Koike Sanso Kogyo Co., Ltd.	13,000	33,464
Koito Industries, Ltd.	7,000	12,534
Kojima Co., Ltd. (b)	11,300	68,044
Kokuyo Co., Ltd. (b)	39,900	327,826
Komai Tekko, Inc.	12,000	25,094
Komatsu Seiren Co., Ltd.	13,000	48,421
Komatsu Wall Industry Co., Ltd.	3,600	36,400
Komeri Co., Ltd.	9,500	212,509
Komori Corp.	33,800	325,064
Konaka Co., Ltd.	12,400	38,062
Konishi Co., Ltd.	7,300	79,039
Kosaido Co., Ltd.	3,700	6,071
Kose Corp. (b)	11,200	263,357
Kosei Securities Co., Ltd.	14,000	13,837
Kourakuen Corp.	1,800	24,468
Krosaki Harima Corp. (b)	26,000	97,962
KRS Corp.	4,200	39,975
Kumagai Gumi Co., Ltd.	59,000	38,259
Kumiai Chemical Industry Co., Ltd.	20,000	52,117
Kura Corp.	5,000	80,990
Kurabo Industries, Ltd.	87,000	133,588
KUREHA Corp.	63,000	303,947
Kurimoto, Ltd.	53,000	65,622
Kuroda Electric Co., Ltd. (b)	11,800	153,657
Kyoden Co., Ltd.	1,200	1,934
Kyodo Printing Co., Ltd.	35,000	84,564
Kyodo Shiryo Co., Ltd.	30,000	32,964
Kyoei Sangyo Co., Ltd.	1,000	1,899
Kyoei Steel, Ltd.	8,700	141,305
Kyoei Tanker Co., Ltd.	13,000	25,850
Kyokuto Kaihatsu Kogyo Co., Ltd.	17,900	59,342
Kyokuto Securities Co., Ltd.	5,800	48,330
Kyokuyo Co., Ltd.	34,000	69,243
Kyorin Co., Ltd.	21,000	303,306
Kyoritsu Maintenance Co., Ltd.	4,000	53,878

*See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Kyoritsu Printing Co., Ltd.	6,800	$10,086
Kyosan Electric Manufacturing Co., Ltd.	22,000	97,576
Kyoto Kimono Yuzen Co., Ltd.	4,700	45,779
Kyowa Electronics Instruments Co., Ltd.	6,000	19,138
Kyowa Exeo Corp.	30,600	269,318
Kyowa Leather Cloth Co., Ltd.	3,300	12,151
Kyudenko Corp.	20,000	110,145
Laox Co., Ltd. (a)	69,000	78,736
LEC, Inc.	1,900	26,704
Leopalace21 Corp.	71,100	222,295
Life Corp.	13,400	201,503
Lintec Corp.	8,700	157,027
Lion Corp.	8,000	41,234
Look, Inc.	17,000	34,273
M3, Inc. (b)	49	196,456
Macnica, Inc.	4,500	85,039
Macromill, Inc.	4	5,947
Maeda Corp. (b)	70,000	181,405
Maeda Road Construction Co., Ltd. (b)	29,000	234,779
Maezawa Kasei Industries Co., Ltd.	5,200	49,145
Maezawa Kyuso Industries Co., Ltd.	5,300	63,873
Makino Milling Machine Co., Ltd.	56,000	355,972
Mamiya-Op Co., Ltd. (a)	6,000	4,542
Mandom Corp. (b)	7,300	198,524
Mars Engineering Corp.	2,500	42,028
Marubun Corp.	10,300	56,386
Marudai Food Co., Ltd.	49,000	143,948
Maruei Department Store Co., Ltd.	20,000	25,240
Maruha Nichiro Holdings, Inc.	133,000	202,872
Maruka Machinery Co., Ltd.	3,000	20,727
Marukyu Co., Ltd.	700	7,504
Marusan Securities Co., Ltd.	25,200	144,232
Maruwa Co., Ltd.	4,200	93,351
Maruwn Corp.	2,400	5,860
Maruyama Manufacturing Co. Inc	18,000	34,231
Maruzen Showa Unyu Co., Ltd.	28,000	88,587
Maspro Denkoh Corp.	6,500	57,252
Matsuda Sangyo Co., Ltd.	4,100	66,332
Matsui Construction Co., Ltd.	10,000	37,533
Matsuya Co., Ltd.	13,300	112,981
Matsuya Foods Co., Ltd. (b)	3,800	54,030
Max Co., Ltd.	14,000	156,147
Maxvalu Tokai Co., Ltd.	5,500	62,550
MEC Co., Ltd.	4,800	26,021
Megachips Corp. (b)	5,100	75,310
Megane TOP Co., Ltd. (b)	4,500	29,493
Megmilk Snow Brand Co., Ltd.	14,100	252,339
Meidensha Corp. (b)	75,000	254,638
Meiji Shipping Co., Ltd.	8,500	36,444
Meiko Network Japan Co., Ltd.	4,500	30,341
Meitec Corp. (b)	11,600	208,901
Meito Sangyo Co., Ltd.	5,000	68,092
Meito Transportation Co., Ltd.	1,400	12,351
Meiwa Corp.	3,500	8,183
Meiwa Estate Co., Ltd.	10,300	57,788
Melco Holdings, Inc.	5,600	176,858
Mercian Corp.	38,000	63,884

Security Description	Shares	Value*

Japan—(Continued)
Mikuni Coca-Cola Bottling Co., Ltd. (b)	12,200	$97,276
Milbon Co., Ltd. (b)	3,500	83,787
Mimasu Semiconductor Industry Co., Ltd. (b)	6,800	78,963
Ministop Co., Ltd.	5,900	81,147
Misawa Homes Co., Ltd. (a)	13,200	60,560
MISUMI Group, Inc. (b)	7,700	141,779
Mito Securities Co., Ltd.	21,000	44,095
Mitsuba Corp.	18,000	92,613
Mitsubishi Kakoki Kaisha, Ltd.	22,000	45,196
Mitsubishi Paper Mills, Ltd. (b)	124,000	142,589
Mitsubishi Pencil Co., Ltd.	6,500	88,554
Mitsubishi Steel Manufacturing Co., Ltd.	54,000	104,805
Mitsuboshi Belting Co., Ltd.	30,000	130,445
Mitsui High-Tec, Inc.	11,100	75,084
Mitsui Home Co., Ltd.	15,000	71,415
Mitsui Knowledge Industry Co., Ltd.	396	66,603
Mitsui Matsushima Co., Ltd.	31,000	49,967
Mitsui Sugar Co., Ltd.	37,000	126,617
Mitsui-Soko Co., Ltd.	36,000	130,436
Mitsumura Printing Co., Ltd.	1,000	3,435
Mitsuuroko Co., Ltd.	11,000	71,185
Miura Co., Ltd.	9,400	214,045
Miyaji Engineering Group, Inc. (a)	16,000	14,165
Miyakoshi Corp. (a)	600	2,733
Miyano Machinery, Inc.	5,000	5,665
Miyoshi Oil & Fat Co., Ltd.	30,000	44,800
Mizuho Investors Securities Co., Ltd. (b)	142,000	134,222
Mizuno Corp. (b)	36,000	160,031
Mochida Pharmaceutical Co., Ltd.	27,000	256,751
Modec, Inc.	5,900	80,877
Monex Beans Holdings, Inc. (b)	433	177,388
Mori Seiki Co., Ltd. (b)	39,700	397,829
Morinaga & Co., Ltd. (b)	75,000	169,999
Morinaga Milk Industry Co., Ltd. (b)	68,000	262,739
Morita Holdings Corp.	9,000	48,277
Morozoff, Ltd.	11,000	36,349
Mory Industries, Inc.	20,000	71,657
MOS Food Services, Inc.	9,900	165,484
Moshi Moshi Hotline, Inc.	8,200	179,480
Mr Max Corp.	13,800	60,426
Musashi Seimitsu Industry Co., Ltd.	9,500	199,105
Mutoh Holdings Co., Ltd. (a)	21,000	30,810
Nabtesco Corp. (b)	25,000	385,779
NAC Co., Ltd.	1,400	14,417
Nachi-Fujikoshi Corp.	83,000	230,228
Nagaileben Co., Ltd.	1,600	38,721
Nagano Keiki Co., Ltd.	500	3,489
Nagatanien Co., Ltd.	8,000	77,582
Nakabayashi Co., Ltd.	17,000	34,695
Nakamuraya Co., Ltd.	18,000	87,422
Nakano Corp.	4,000	9,319
Nakayama Steel Works, Ltd.	46,000	75,910
NEC Fielding, Ltd.	6,500	78,989
NEC Leasing, Ltd.	8,100	95,037
NEC Mobiling, Ltd.	4,600	122,140
NEC Networks & System Integration Corp.	11,300	140,374
NET One Systems Co., Ltd.	227	291,837

*See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Neturen Co., Ltd.	13,200	$98,763
New Japan Radio Co., Ltd.	15,000	41,763
NIC Corp.	3,400	13,288
Nice Holdings, Inc. (b)	31,000	60,207
Nichia Steel Works, Ltd.	18,000	40,937
Nichias Corp.	43,000	171,217
Nichiban Co., Ltd.	14,000	46,552
Nichicon Corp.	21,700	261,792
Nichiden Corp.	200	5,841
Nichiha Corp.	10,500	94,746
Nichii Gakkan Co.	19,700	177,149
Nichirei Corp.	107,000	448,699
Nichireki Co., Ltd.	11,000	49,698
Nidec Copal Corp. (b)	8,800	125,209
Nidec Copal Electronics Corp.	2,400	18,837
Nidec Sankyo Corp.	14,000	104,920
Nidec Servo Corp.	8,000	37,581
Nidec-Tosok Corp.	5,800	114,372
Nifco, Inc.	16,000	330,913
NIFTY Corp.	28	21,035
Nihon Chouzai Co., Ltd.	1,990	87,263
Nihon Dempa Kogyo Co., Ltd. (b)	6,800	120,631
Nihon Eslead Corp. (b)	3,500	25,776
Nihon Kagaku Sangyo Co., Ltd.	3,000	20,989
Nihon Kohden Corp.	14,800	273,587
Nihon M&A Center, Inc.	9	27,781
Nihon Nohyaku Co., Ltd. (b)	15,000	65,799
Nihon Parkerizing Co., Ltd. (b)	14,000	181,915
Nihon Shokuhin Kako Co., Ltd.	3,000	15,296
Nihon Spindle Manufacturing Co., Ltd.	15,000	33,058
Nihon Tokushu Toryo Co., Ltd.	2,200	7,785
Nihon Trim Co., Ltd.	100	2,051
Nihon Unisys, Ltd. (b)	20,900	151,595
Nihon Yamamura Glass Co., Ltd.	45,000	120,054
Nikkiso Co., Ltd.	28,000	221,849
Nikko Co., Ltd.	14,000	38,118
Nippo Corp.	30,000	222,321
Nippon Beet Sugar Manufacturing Co., Ltd. (b)	53,000	122,780
Nippon Carbide Industries Co., Inc. (a)	13,000	22,405
Nippon Carbon Co., Ltd.	36,000	100,735
Nippon Ceramic Co., Ltd. (b)	6,400	89,386
Nippon Chemi-Con Corp.	59,000	257,113
Nippon Chemical Industrial Co., Ltd.	30,000	65,454
Nippon Chemiphar Co., Ltd. (b)	10,000	33,304
Nippon Coke & Engineering Co. (b)	66,500	90,790
Nippon Concrete Industries Co., Ltd.	10,000	13,743
Nippon Denko Co., Ltd. (b)	32,000	194,494
Nippon Densetsu Kogyo Co., Ltd. (b)	14,000	133,922
Nippon Denwa Shisetsu Co., Ltd.	16,000	51,203
Nippon Felt Co., Ltd.	7,000	31,719
Nippon Filcon Co., Ltd.	6,600	32,157
Nippon Fine Chemical Co., Ltd.	7,400	47,453
Nippon Flour Mills Co., Ltd. (b)	52,000	259,005
Nippon Formula Feed Manufacturing Co., Ltd.	25,000	27,879
Nippon Gas Co., Ltd. (b)	12,500	193,973
Nippon Hume Corp.	6,000	17,270
Nippon Kanzai Co., Ltd.	2,300	37,635

Security Description	Shares	Value*

Japan—(Continued)
Nippon Kasei Chemical Co., Ltd.	26,000	$46,769
Nippon Kayaku Co., Ltd.	24,000	204,294
Nippon Kinzoku Co., Ltd.	29,000	46,780
Nippon Koei Co., Ltd.	33,000	95,723
Nippon Konpo Unyu Soko Co., Ltd.	28,000	324,749
Nippon Koshuha Steel Co., Ltd.	34,000	38,065
Nippon Light Metal Co., Ltd.	268,000	344,206
Nippon Metal Industry Co., Ltd. (b)	57,000	74,629
Nippon Paint Co., Ltd. (b)	45,000	272,370
Nippon Parking Development Co., Ltd.	803	40,524
Nippon Pillar Packing Co., Ltd. (b)	11,000	76,614
Nippon Piston Ring Co., Ltd.	28,000	42,921
Nippon Seiki Co., Ltd. (b)	12,000	130,923
Nippon Seisen Co., Ltd.	15,000	71,030
Nippon Sharyo, Ltd.	32,000	129,048
Nippon Shinyaku Co., Ltd.	21,000	238,505
Nippon Signal Co., Ltd.	17,800	122,126
Nippon Soda Co., Ltd.	72,000	235,775
Nippon Steel Trading Co., Ltd.	22,000	66,911
Nippon Suisan Kaisha, Ltd. (b)	67,500	216,960
Nippon Thompson Co., Ltd. (b)	30,000	204,248
Nippon Valqua Industries, Ltd.	32,000	71,189
Nippon Yakin Kogyo Co., Ltd. (b)	46,000	146,934
Nippon Yusoki Co., Ltd.	7,000	16,575
Nipro Corp. (b)	17,500	333,549
NIS Group Co., Ltd.	82,900	17,539
Nishimatsu Construction Co., Ltd.	137,000	160,913
Nishimatsuya Chain Co., Ltd. (b)	19,800	182,234
Nissan Shatai Co., Ltd.	38,000	249,062
Nissei Corp.	10,500	74,845
Nissei Plastic Industrial Co., Ltd.	900	2,698
Nissen Holdings Co., Ltd.	14,000	47,268
Nissha Printing Co., Ltd.	1,800	48,088
Nisshin Fudosan Co.	2,600	16,701
Nissin Corp.	30,000	67,662
Nissin Electric Co., Ltd.	21,000	96,350
Nissin Kogyo Co., Ltd.	15,800	230,352
Nissin Sugar Manufacturing Co., Ltd.	12,000	24,295
Nissui Pharmaceutical Co., Ltd.	6,200	47,518
Nitta Corp. (b)	10,900	173,883
Nittan Valve Co., Ltd.	10,500	31,459
Nittetsu Mining Co., Ltd.	26,000	88,155
Nitto Boseki Co., Ltd.	112,000	245,062
Nitto Fuji Flour Milling Co., Ltd.	4,000	14,229
Nitto Kogyo Corp.	11,900	110,283
Nitto Kohki Co., Ltd.	3,800	83,245
Nitto Seiko Co., Ltd.	12,000	37,489
Nittoc Construction Co., Ltd.	8,000	4,753
Noevir Co., Ltd.	1,800	20,335
NOF Corp. (b)	72,000	284,508
Nohmi Bosai, Ltd.	9,000	51,372
Nomura Co., Ltd.	19,000	64,255
Noritake Co., Ltd.	47,000	157,271
Noritsu Koki Co., Ltd.	8,700	65,751
Noritz Corp.	8,900	145,916
NS Solutions Corp.	9,000	176,219
NSD Co., Ltd. (b)	16,800	190,639

*See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
O-M, Ltd.	8,000	$23,287
Obara Corp.	4,100	46,773
Obayashi Road Corp.	15,000	30,895
OBIC Business Consultants, Ltd. (b)	2,100	113,009
Oenon Holdings, Inc. (b)	21,000	42,039
Ohara, Inc.	4,400	69,631
Oiles Corp.	10,100	149,473
Okabe Co., Ltd.	18,600	73,369
Okamoto Industries, Inc.	29,000	118,603
Okamura Corp.	30,000	171,810
Okano Valve Manufacturing Co.	3,000	27,240
Okasan Securities Group, Inc.	63,000	243,804
Okaya Electric Indstries Co., Ltd.	800	3,000
Oki Electric Industry Co., Ltd. (b)	282,000	240,629
OKK Corp.	32,000	54,212
Okuma Holdings, Inc. (b)	72,000	439,566
Okumura Corp. (b)	75,000	273,387
Okura Industrial Co., Ltd.	24,000	69,631
Okuwa Co., Ltd.	10,000	100,780
Olympic Corp.	9,300	66,847
ONO Sokki Co., Ltd.	9,000	31,178
Onoken Co., Ltd.	5,200	45,497
Onward Holdings Co., Ltd. (b)	61,000	482,590
Optex Co., Ltd.	500	5,178
Organo Corp. (b)	13,000	79,686
Oriental Yeast Co., Ltd.	4,000	18,248
Origin Electric Co., Ltd.	11,000	49,644
Osaka Organic Chemical Industry, Ltd.	1,400	10,525
Osaka Steel Co., Ltd.	8,000	109,452
OSAKA Titanium Technologies Co., Ltd. (b)	7,800	299,590
Osaki Electric Co., Ltd. (b)	11,000	88,432
OSG Corp. (b)	29,300	312,168
Oyo Corp.	7,600	62,328
Pacific Golf Group International Holdings KK	209	127,386
Pacific Industrial Co., Ltd.	16,000	70,822
Pacific Metals Co., Ltd. (b)	32,000	215,256
Pal Co, Ltd.	1,100	38,923
PanaHome Corp.	38,000	224,093
Panasonic Electric Works Information Systems Co., Ltd.	800	18,124
Paramount Bed Co., Ltd. (b)	6,400	145,883
Parco Co., Ltd.	30,100	226,263
Paris Miki, Inc. (b)	11,400	85,840
Park24 Co., Ltd.	23,700	254,063
Pasco Corp. (a)	17,000	36,913
Pasona Group, Inc. (b)	76	49,022
Penta-Ocean Construction Co., Ltd.	118,000	145,062
PIA Corp. (a)	3,600	38,348
Pigeon Corp. (b)	7,500	276,456
Pilot Corp.	44	70,656
Piolax, Inc.	4,000	76,870
Pioneer Corp. (b)	115,500	381,576
Plenus Co., Ltd.	8,000	122,336
Press Kogyo Co., Ltd.	44,000	136,615
Pressance Corp.	8	14,977
Prima Meat Packers, Ltd. (b)	65,000	71,076
Pronexus, Inc.	8,100	42,389

Security Description	Shares	Value*

Japan—(Continued)
PS Mitsubishi Construction Co., Ltd. (b)	9,900	$30,699
Raito Kogyo Co., Ltd.	24,200	50,631
Rasa Industries, Ltd.	33,000	30,527
Renown, Inc. (a)	15,100	47,209
Resort Solution Co., Ltd.	4,000	7,347
Resort Trust, Inc.	13,100	184,170
Rheon Automatic Machinery Co., Ltd.	5,000	13,444
Rhythm Watch Co., Ltd.	57,000	87,344
Ricoh Leasing Co., Ltd.	8,300	188,360
Right On Co., Ltd.	5,500	36,079
Riken Corp.	38,000	131,113
Riken Keiki Co., Ltd.	7,800	50,638
Riken Technos Corp.	22,000	55,971
Riken Vitamin Co., Ltd.	3,100	89,387
Ringer Hut Co., Ltd.	6,200	67,492
Risa Partners, Inc. (b)	106	44,242
Riso Kagaku Corp.	4,279	43,665
Riso Kyoiku Co., Ltd.	766	39,662
Rock Field Co., Ltd.	3,800	50,924
Rohto Pharmaceutical Co., Ltd.	10,000	121,851
Roland Corp.	10,200	120,685
Roland DG Corp.	3,700	50,530
Round One Corp.	20,600	112,848
Royal Holdings Co., Ltd.	9,400	95,972
Ryobi, Ltd.	67,000	224,227
Ryoden Trading Co., Ltd.	15,000	81,760
Ryohin Keikaku Co., Ltd.	8,200	325,849
Ryosan Co., Ltd.	14,800	358,382
Ryoshoku, Ltd. (b)	3,500	83,515
Ryoyo Electro Corp.	11,000	111,933
S&B Foods, Inc.	2,000	18,918
S. Foods, Inc.	7,000	56,912
Sagami Chain Co., Ltd.	3,000	19,386
Saibu Gas Co., Ltd.	103,000	289,256
Saizeriya Co., Ltd.	10,600	210,921
Sakai Chemical Industry Co., Ltd.	45,000	169,894
Sakai Heavy Industries, Ltd.	6,000	8,455
Sakata INX Corp.	20,000	85,934
Sakata Seed Corp. (b)	14,200	183,582
Sala Corp.	11,000	68,599
San Holdings, Inc.	1,600	26,002
San-A Co., Ltd.	3,200	122,092
San-Ai Oil Co., Ltd.	25,000	94,212
San-In Godo Bank, Ltd.	21,000	160,971
Sanden Corp. (b)	56,000	150,907
Sanei-International Co., Ltd.	5,700	65,780
Sangetsu Co., Ltd.	1,300	26,965
Sanken Electric Co., Ltd. (b)	53,000	204,910
Sanki Engineering Co., Ltd.	29,000	214,716
Sanko Metal Industries Co., Ltd.	10,000	19,970
Sankyo Seiko Co., Ltd.	23,700	65,002
Sankyo-Tateyama Holdings, Inc.	109,000	123,843
Sankyu, Inc.	118,000	469,583
Sanoh Industrial Co., Ltd.	10,500	74,981
Sanrio Co., Ltd. (b)	18,500	208,003
Sanshin Electronics Co., Ltd.	12,600	106,098
Sansui Electric Co., Ltd. (a)	316,000	14,282

*See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Sanwa Holdings Corp.	116,000	$349,353
Sanyo Chemical Industries, Ltd.	32,000	205,911
Sanyo Denki Co., Ltd.	17,000	82,576
Sanyo Housing Nagoya Co., Ltd.	27	24,553
Sanyo Shokai, Ltd. (b)	45,000	165,103
Sanyo Special Steel Co., Ltd. (b)	54,000	242,301
Sapporo Hokuyo Holdings, Inc.	90,000	396,765
Sasebo Heavy Industries Co., Ltd.	37,000	68,776
Sato Corp.	8,600	102,919
Sato Shoji Corp.	7,200	41,571
Satori Electric Co., Ltd.	6,600	52,336
Sawai Pharmaceutical Co., Ltd. (b)	6,200	593,403
Saxa Holdings, Inc.	11,000	18,315
Scroll Corp.	9,500	34,498
Secom Joshinetsu Co., Ltd.	900	20,598
Secom Techno Service Co., Ltd.	1,500	43,583
Seibu Electric Industry Co., Ltd.	2,000	7,271
Seika Corp.	28,000	57,830
Seikagaku Corp.	12,600	128,557
Seikitokyu Kogyo Co., Ltd. (a)	27,000	15,558
Seiko Holdings Corp. (b)	40,000	140,995
Seiren Co., Ltd.	20,600	108,409
Sekisui Jushi Corp.	15,000	134,823
Sekisui Plastics Co., Ltd.	21,000	97,719
Senko Co., Ltd. (b)	26,000	79,826
Senshu Electric Co., Ltd.	4,100	40,118
Senshukai Co., Ltd.	14,700	79,947
Shibaura Mechatronics Corp.	13,000	59,060
Shibuya Kogyo Co., Ltd.	4,100	33,694
Shikibo, Ltd.	49,000	60,471
Shikoku Chemicals Corp.	18,000	94,113
Shima Seiki Manufacturing, Ltd. (b)	10,600	262,199
Shimachu Co., Ltd.	19,100	347,565
Shimojima Co., Ltd.	300	4,184
Shin Nippon Air Technologies Co., Ltd.	8,100	52,739
Shin Nippon Biomedical Laboratories, Ltd.	7,100	28,863
Shin-Etsu Polymer Co., Ltd.	22,400	132,030
Shin-Keisei Electric Railway Co., Ltd.	12,000	47,854
Shin-Kobe Electric Machinery Co., Ltd. (b)	7,000	54,484
Shinagawa Refractories Co., Ltd.	24,000	62,807
Shindengen Electric Manufacturing Co., Ltd.	35,000	117,635
Shinkawa, Ltd.	7,000	98,354
Shinko Plantech Co., Ltd.	11,700	103,748
Shinko Shoji Co., Ltd.	9,200	78,424
Shinko Wire Co., Ltd.	12,000	18,915
Shinmaywa Industries, Ltd.	49,000	179,509
Shinnihon Corp.	14,600	36,661
Shinsho Corp.	18,000	35,098
Shinwa Co., Ltd.	400	4,550
Shinwa Kaiun Kaisha, Ltd.	32,000	82,454
Ship Healthcare Holdings, Inc.	107	75,930
Shiroki Corp.	25,000	59,199
Shizuki Electric Co., Inc.	1,000	3,541
Shizuoka Gas Co., Ltd.	23,500	159,410
SHO-BOND Holdings Co., Ltd.	5,800	116,806
Shobunsha Publications, Inc.	5,300	32,638
Shochiku Co., Ltd.	30,000	216,314

Security Description	Shares	Value*

Japan—(Continued)
Shoei Co., Ltd.	2,800	$28,416
Shoko Co., Ltd. (b)	27,000	36,966
Showa Aircraft Industry Co., Ltd.	1,000	7,480
Showa Corp.	22,600	125,880
Showa Sangyo Co., Ltd.	36,000	108,280
Siix Corp.	9,300	102,845
Simplex Technology, Inc.	115	83,431
Sinanen Co., Ltd.	17,000	69,996
Sinfonia Technology Co., Ltd.	33,000	66,541
Sintokogio, Ltd.	23,700	178,577
SKY Perfect JSAT Holdings, Inc. (b)	853	304,319
SMK Corp. (b)	27,000	118,098
SNT Corp.	8,200	21,040
So-net Entertainment Corp. (b)	42	100,126
Soda Nikka Co., Ltd.	3,000	10,932
Sodick Co., Ltd.	22,500	71,007
Soft99 Corp.	2,300	13,477
Sogo Medical Co., Ltd.	2,400	65,587
Sohgo Security Services Co., Ltd.	31,200	315,345
Sotoh Co., Ltd.	3,600	33,797
Space Co., Ltd.	200	1,538
SRA Holdings	4,200	37,682
SRI Sports, Ltd.	41	41,095
ST Corp.	3,700	42,012
St. Marc Holdings Co., Ltd.	2,700	107,686
Star Micronics Co., Ltd. (b)	18,200	187,121
Starzen Co., Ltd.	28,000	73,564
Stella Chemifa Corp.	2,800	90,989
Studio Alice Co., Ltd.	1,000	8,762
Subaru Enterprise Co., Ltd.	1,000	2,880
Sugi Holdings Co., Ltd. (b)	11,700	237,052
Sugimoto & Co., Ltd.	3,800	32,229
Sumida Corp. (b)	7,400	73,208
Sumikin Bussan Corp.	21,000	44,975
Suminoe Textile Co., Ltd.	22,000	40,192
Sumisho Computer Systems Corp.	11,200	155,445
Sumitomo Bakelite Co., Ltd.	48,000	235,349
Sumitomo Densetsu Co., Ltd.	10,500	44,918
Sumitomo Forestry Co., Ltd. (b)	27,400	217,923
Sumitomo Light Metal Industries, Ltd.	125,000	127,665
Sumitomo Mitsui Construction Co., Ltd. (a)	107,000	81,133
Sumitomo Osaka Cement Co., Ltd.	157,000	298,989
Sumitomo Pipe & Tube Co., Ltd.	11,100	58,091
Sumitomo Precision Products Co., Ltd.	12,000	38,317
Sumitomo Real Estate Sales Co., Ltd. (b)	4,030	182,410
Sumitomo Seika Chemicals Co., Ltd.	20,000	72,599
Sun-Wa Technos Corp.	1,100	5,738
Sunx, Ltd.	12,600	67,497
SWCC Showa Holdings Co., Ltd.	112,000	100,394
SxL Corp. (a)	40,000	24,377
SystemPro Co., Ltd.	105	61,786
T Hasegawa Co., Ltd.	8,200	125,339
T RAD Co., Ltd.	29,000	82,386
T-GAIA Corp.	71	114,287
TAC Co., Ltd.	1,300	5,162
Tachi-S Co., Ltd.	10,800	105,053
Tachibana Eletech Co., Ltd.	6,700	48,148

*See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Tadano, Ltd. (b)	57,000	$279,575
Taihei Dengyo Kaisha, Ltd.	14,000	100,411
Taihei Kogyo Co., Ltd.	22,000	70,551
Taiheiyo Cement Corp.	170,000	214,334
Taiho Kogyo Co., Ltd.	11,900	85,585
Taikisha, Ltd.	14,100	221,014
Taisei Lamick Co., Ltd.	1,900	44,822
Taiyo Ink Manufacturing Co., Ltd.	6,800	178,241
TAIYO, Ltd.	5,000	6,164
Takachiho Koheki Co., Ltd.	400	4,039
Takagi Securities Co., Ltd.	2,000	2,907
Takamatsu Construction Group Co., Ltd.	6,000	67,217
Takano Co., Ltd.	6,600	35,812
Takaoka Electric Manufacturing Co., Ltd. (b)	30,000	97,653
Takara Holdings, Inc. (b)	39,000	196,940
Takara Printing Co., Ltd.	3,100	23,466
Takara Standard Co., Ltd.	49,000	304,924
Takasago International Corp. (b)	29,000	124,891
Takasago Thermal Engineering Co., Ltd. (b)	26,900	226,586
Takashima & Co., Ltd.	6,000	8,544
Take And Give Needs Co., Ltd.	132	9,396
Takihyo Co., Ltd.	2,000	9,177
Takiron Co., Ltd.	19,000	55,602
Takisawa Machine Tool Co., Ltd.	11,000	11,968
Takuma Co., Ltd.	30,000	70,425
Tamron Co., Ltd.	2,200	31,212
Tamura Corp. (b)	27,000	77,317
Tatsuta Electric Wire and Cable Co., Ltd.	30,000	65,306
Tayca Corp.	13,000	34,660
TBK Co., Ltd.	11,000	40,959
Teac Corp. (a)	72,000	34,346
TECHNO ASSOCIE Co., Ltd.	300	2,399
Techno Ryowa, Ltd.	4,800	20,998
Tecmo Koei Holdings Co., Ltd.	16,500	107,788
Teikoku Electric Manufacturing Co., Ltd.	3,700	66,432
Teikoku Piston Ring Co., Ltd.	7,900	63,594
Teikoku Sen-I Co., Ltd.	8,000	41,947
Teikoku Tsushin Kogyo Co., Ltd.	20,000	45,356
Tekken Corp.	59,000	48,657
Temp Holdings Co., Ltd.	1,000	8,924
Ten Allied Co., Ltd.	2,600	8,795
Tenma Corp.	9,100	98,959
Teraoka Seisakusho Co., Ltd.	200	906
The Aichi Bank, Ltd.	3,700	250,591
The Akita Bank, Ltd.	75,000	259,158
The Aomori Bank, Ltd.	69,000	167,529
The Awa Bank, Ltd. (b)	73,000	448,947
The Bank of Iwate, Ltd.	5,500	308,909
The Bank of Nagoya, Ltd.	79,000	279,662
The Bank of Okinawa, Ltd.	9,400	329,954
The Bank of Saga, Ltd. (b)	61,000	186,908
The Chiba Kogyo Bank, Ltd. (a)	17,000	120,139
The Chukyo Bank, Ltd. (b)	50,000	152,713
The Daiei, Inc. (a) (b)	33,700	137,824
The Daisan Bank, Ltd.	56,000	167,605
The Daishi Bank, Ltd.	34,000	111,523
The Daito Bank, Ltd.	46,000	32,952

Security Description	Shares	Value*

Japan—(Continued)
The Ehime Bank, Ltd. (b)	64,000	184,714
The Eighteenth Bank, Ltd.	73,000	202,325
The Fuji Fire & Marine Insurance Co., Ltd.	86,000	108,254
The Fukui Bank, Ltd.	96,000	320,315
The Fukushima Bank, Ltd.	90,000	51,273
The Higashi-Nippon Bank, Ltd.	62,000	119,320
The Higo Bank, Ltd.	49,000	269,828
The Hokkoku Bank, Ltd.	121,000	446,836
The Hokuetsu Bank, Ltd.	74,000	123,821
The Hyakugo Bank, Ltd.	90,000	387,411
The Hyakujushi Bank, Ltd.	97,000	356,846
The Japan Wool Textile Co., Ltd. (b)	34,000	230,039
The Juroku Bank, Ltd.	123,000	433,416
The Kagoshima Bank, Ltd.	17,000	109,028
The Keihin Co., Ltd.	22,000	23,356
The Keiyo Bank, Ltd.	77,000	400,039
The Kita-Nippon Bank, Ltd.	3,200	80,847
The Maruetsu, Inc. (a)	31,000	114,155
The Michinoku Bank, Ltd.	57,000	123,910
The Mie Bank, Ltd.	14,000	39,791
The Minato Bank, Ltd.	76,000	103,960
The Miyazaki Bank, Ltd.	50,000	140,543
The Musashino Bank, Ltd.	14,700	419,680
The Nagano Bank, Ltd.	27,000	51,598
The Nanto Bank, Ltd.	3,000	15,381
The Nippon Road Co., Ltd.	36,000	75,713
The Nippon Synthetic Chemical Industry Co., Ltd.	25,000	143,740
The Nisshin Oillio Group, Ltd.	62,000	301,951
The Ogaki Kyoritsu Bank, Ltd.	103,000	315,485
The Oita Bank, Ltd.	55,000	185,910
The Okinawa Electric Power Co., Inc.	6,700	337,837
The Pack Corp.	4,900	85,752
The Sankei Building Co., Ltd.	13,500	69,101
The Shibusawa Warehouse Co., Ltd.	17,000	58,273
The Shikoku Bank, Ltd. (b)	75,000	241,405
The Shimizu Bank, Ltd.	3,300	133,145
The Sumitomo Warehouse Co., Ltd.	60,000	277,874
The Tochigi Bank, Ltd.	46,000	198,386
The Toho Bank, Ltd.	72,000	234,696
The Tohoku Bank, Ltd.	25,000	39,082
The Tokyo Tomin Bank, Ltd.	12,800	145,528
The Torigoe Co., Ltd.	8,200	64,882
The Tottori Bank, Ltd.	26,000	71,227
The Towa Bank, Ltd. (b)	101,000	82,690
The Yachiyo Bank, Ltd.	7,300	147,672
The Yamagata Bank, Ltd. (b)	65,000	306,991
The Yamanashi Chuo Bank, Ltd.	71,000	290,293
The Yasuda Warehouse Co., Ltd.	7,600	44,764
The Yokohama Rubber Co., Ltd.	23,000	103,150
Tigers Polymer Corp.	2,200	7,949
Titan Kogyo KK (a)	3,000	6,604
TKC	5,800	101,777
TOA Corp.	80,000	77,950
TOA Oil Co., Ltd.	38,000	39,633
TOA ROAD Corp.	12,000	17,586
Toagosei Co., Ltd.	95,000	419,026
Tobishima Corp. (a)	207,000	54,993

*See accompanying notes to financial statements.

MSF-27

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Tobu Store Co., Ltd.	14,000	$42,543
TOC Co., Ltd.	40,400	160,277
Tocalo Co., Ltd.	5,300	95,818
Toda Corp. (b)	98,000	315,544
Toda Kogyo Corp. (b)	19,000	137,911
Todentsu Corp.	9,000	16,815
Toei Co., Ltd.	32,000	139,933
Toenec Corp. (b)	15,000	84,649
Toho Co., Ltd.	17,000	62,827
Toho Holdings Co., Ltd.	13,500	213,971
Toho Real Estate Co., Ltd.	5,700	30,461
Toho Titanium Co., Ltd. (b)	12,900	306,552
Toho Zinc Co., Ltd. (b)	62,000	218,362
Tohto Suisan Co., Ltd.	8,000	12,767
Tokai Carbon Co., Ltd.	55,000	258,237
Tokai Corp.	14,000	63,080
Tokai Rubber Industries, Inc. (b)	14,900	175,663
Tokai Tokyo Securities Co., Ltd.	90,000	354,114
Token Corp. (b)	1,600	43,669
Toko Electric Corp.	3,000	15,878
Toko, Inc. (b)	37,000	58,302
Tokushu Tokai Holdings Co., Ltd.	56,000	143,076
Tokyo Dome Corp.	69,000	178,452
Tokyo Electron Device, Ltd.	15	22,472
Tokyo Energy & Systems, Inc.	12,000	78,485
Tokyo Individualized Educational Institute, Inc.	4,200	13,168
Tokyo Kaikan Co., Ltd.	3,000	11,839
Tokyo Keiki, Inc.	30,000	39,907
Tokyo Kikai Seisakusho, Ltd.	19,000	22,134
Tokyo Ohka Kogyo Co., Ltd. (b)	18,000	301,858
Tokyo Rakutenchi Co., Ltd.	15,000	57,318
Tokyo Rope Manufacturing Co., Ltd. (b)	57,000	129,104
Tokyo Sangyo Co., Ltd.	9,500	25,857
Tokyo Seimitsu Co. (b)	17,500	240,441
Tokyo Style Co., Ltd.	30,000	239,549
Tokyo Tatemono Real Estate Sales Co., Ltd.	2,100	6,251
Tokyo Tekko Co., Ltd.	23,000	52,589
Tokyo Theatres Co., Inc.	24,000	33,490
Tokyotokeiba Co., Ltd.	53,000	73,852
Tokyu Community Corp.	4,300	114,217
Tokyu Construction Co., Ltd.	31,280	81,937
Tokyu Livable, Inc.	6,000	59,346
Toli Corp.	22,000	37,402
Tomato Bank, Ltd.	33,000	67,605
Tomen Electronics Corp.	5,000	53,817
Tomoe Corp.	13,400	26,696
Tomoegawa Co., Ltd.	11,000	21,582
Tomoku Co., Ltd.	32,000	83,396
TOMONY Holdings, Inc. (a)	65,000	201,472
Tomy Co., Ltd. (b)	25,900	196,781
TONAMI HOLDINGS Co., Ltd.	33,000	65,450
Tonichi Carlife Group, Inc. (a)	13,000	14,839
Topcon Corp. (b)	17,500	83,381
Toppan Forms Co., Ltd.	19,600	187,785
Topre Corp.	16,700	119,377
Topy Industries, Ltd.	94,000	191,868
Toridoll.corp. (b)	13	23,307

Security Description	Shares	Value*

Japan—(Continued)
Torii Pharmaceutical Co., Ltd.	5,400	$84,523
Torishima Pump Manufacturing Co., Ltd. (b)	6,400	98,425
Toshiba Machine Co., Ltd.	58,000	234,148
Toshiba Plant Systems & Services Corp. (b)	19,000	237,383
Toshiba TEC Corp.	54,000	173,957
Tosho Printing Co., Ltd.	29,000	51,636
Totetsu Kogyo Co., Ltd.	7,000	42,924
Touei Housing Corp.	1,055	8,949
Toukei Computer Co., Ltd.	2,400	29,551
Tow Co., Ltd.	600	3,276

Towa Corp.	3,400	24,562
Towa Pharmaceutical Co., Ltd. (b)	4,300	279,985
Toyo Construction Co., Ltd. (a)	93,000	42,324
Toyo Corp.	10,100	101,644
Toyo Electric Manufacturing Co., Ltd. (b)	12,000	51,961
Toyo Engineering Corp.	54,000	156,018
Toyo Ink Manufacturing Co., Ltd.	89,000	340,931
Toyo Kanetsu K K (b)	50,000	75,559
Toyo Kohan Co., Ltd. (b)	27,000	128,183
Toyo Securities Co., Ltd.	31,000	50,796
Toyo Sugar Refining Co., Ltd.	9,000	10,562
Toyo Tanso Co., Ltd. (b)	3,600	158,486
Toyo Tire & Rubber Co., Ltd.	71,000	149,754
Toyo Wharf & Warehouse Co., Ltd.	27,000	46,041
Toyobo Co., Ltd. (b)	207,000	344,342
Trancom Co., Ltd.	300	4,787
Trans Cosmos, Inc. (b)	9,800	80,632
Trinity Industrial Corp.	1,000	3,944
Trusco Nakayama Corp.	7,500	115,536
TS Tech Co., Ltd. (b)	21,400	336,020
Tsubakimoto Chain Co	61,000	244,744
Tsubakimoto Kogyo Co., Ltd.	1,000	2,383
Tsudakoma Corp.	19,000	30,311
Tsugami Corp. (b)	23,000	158,668
Tsukishima Kikai Co., Ltd.	11,000	76,945
Tsuruha Holdings, Inc.	6,200	219,573
Tsurumi Manufacturing Co., Ltd.	10,000	66,374
Tsutsumi Jewelry Co., Ltd.	4,200	88,792
TV Tokyo Corp.	1,300	25,087
TYK Corp.	6,000	12,890
U-Shin, Ltd.	12,700	105,471
Ube Material Industries, Ltd.	15,000	35,230
Uchida Yoko Co., Ltd. (b)	23,000	72,017
ULVAC, Inc. (b)	16,800	324,748
Unicafe, Inc.	700	3,970
Uniden Corp.	29,000	86,513
Union Tool Co. (b)	5,100	129,549
Unipres Corp.	2,100	32,745
United Arrows, Ltd.	6,800	79,752
Unitika, Ltd.	159,000	132,864
Universe Co., Ltd.	100	1,382
UNY Co., Ltd.	22,600	171,441
Uoriki Co., Ltd.	1,500	18,048
UTOC Corp.	8,600	22,439
Valor Co., Ltd.	15,100	116,639
Vital KSK Holdings, Inc.	13,300	74,599
Wacom Co., Ltd. (b)	147	216,065

*See accompanying notes to financial statements.

MSF-28

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Wakachiku Construction Co., Ltd. (a)	34,000	$18,455
Wakamoto Pharmaceutical Co., Ltd.	9,000	30,582
Warabeya Nichiyo Co., Ltd.	5,200	63,578
Watabe Wedding Corp.	2,600	30,819
WATAMI Co., Ltd. (b)	7,900	147,479
Weathernews, Inc.	2,700	37,558
Wood One Co., Ltd. (b)	15,000	49,046
Xebio Co., Ltd.	12,000	224,488
Y.A.C. Co., Ltd.	1,100	10,328
Yahagi Construction Co., Ltd.	13,000	78,124
Yaizu Suisankagaku Industry Co., Ltd.	4,400	50,187
YAMABIKO Corp.	3,600	34,980
Yamaichi Electronics Co., Ltd.	500	2,076
Yamatane Corp.	38,000	51,343
Yamato Corp.	12,000	40,460
Yamazen Corp.	20,200	90,319
Yaoko Co., Ltd. (b)	2,700	75,765
Yellow Hat, Ltd.	7,000	47,854
Yodogawa Steel Works, Ltd.	54,000	220,552
Yokogawa Bridge Holdings Corp.	14,000	82,850
Yokohama Reito Co., Ltd.	18,000	127,544
Yokowo Co., Ltd.	7,700	45,671
Yomeishu Seizo Co., Ltd.	6,000	56,884
Yomiuri Land Co., Ltd.	13,000	42,508
Yondenko Corp.	12,000	52,079
Yonekyu Corp.	8,000	70,116
Yonex Co., Ltd.	5,900	41,815
Yorozu Corp.	8,600	125,280
Yoshinoya Holdings Co., Ltd. (b)	230	254,966
Yuasa Trading Co., Ltd.	74,000	68,489
Yuken Kogyo Co., Ltd.	16,000	34,547
Yuki Gosei Kogyo Co., Ltd.	6,000	15,938
Yukiguni Maitake Co., Ltd.	8,800	50,993
Yurtec Corp.	17,000	71,973
Yusen Air & Service Co., Ltd.	8,100	125,156
Yushin Precision Equipment Co., Ltd.	3,500	62,254
Yushiro Chemical Industry Co., Ltd.	3,600	46,688
Zenrin Co., Ltd.	7,600	82,059
Zensho Co., Ltd. (b)	26,500	251,463
Zeon Corp.	45,000	262,374
ZERIA Pharmaceutical Co., Ltd. (b)	10,000	105,484
Zuken, Inc.	8,200	59,502

		125,671,324

Jersey—0.7%
Beazley plc	386,682	648,984
Charter International plc	62,324	582,642
Henderson Group plc	436,102	787,924
Informa plc	316,626	1,667,018
Regus plc	254,437	261,876

		3,948,444

Liechtenstein—0.0%
Liechtensteinische Landesbank AG	256	16,129

Security Description	Shares	Value*

Luxembourg—0.2%
Colt Telecom Group S.A. (GBP) (a)	208,005	$404,766
d’Amico International Shipping S.A.	827	1,152
Oriflame Cosmetics S.A. (SEK) (b)	13,817	721,398

		1,127,316

Netherlands—2.1%
Aalberts Industries NV	28,485	369,072
Accell Group	4,278	178,874
Arcadis NV	21,457	386,276
ASM International NV (b)	23,464	455,957
Beter BED Holding NV	8,010	170,987
BinckBank NV	11,124	139,300
Brit Insurance Holdings NV	59,014	795,187
Brunel International	5,017	142,915
Crucell NV (a)	33,206	609,162
CSM	16,015	478,201
Draka Holding	12,883	178,996
Exact Holding NV	5,521	125,364
Fornix Biosciences NV	1,032	5,836
Gamma Holding NV	608	13,052
Gemalto NV (a) (b)	22,729	854,595
Grontmij	6,389	120,069
Heijimans NV	1,759	25,006
Hunter Douglas NV	58	2,119
ICT Automatisering NV	1,424	6,968
Imtech NV	37,205	959,241
Innoconcepts (b)	27,570	6,515
Kardan NV	7,180	28,544
KAS Bank NV	5,561	80,804
Kendrion NV	2,301	26,485
Koninklijke BAM Groep NV (b)	90,132	416,739
Koninklijke Boskalis Westminster NV	1,428	55,885
Macintosh Retail Group NV	2,707	53,112
Mediq NV	24,438	448,867
Nederland Apparatenfabriek	697	14,939
Nutreco Holdings NV	15,750	849,472
Ordina NV	30,564	105,183
Pharming Group NV (a)	42,017	9,984
Punch Graphix NV	10,815	27,977
SBM Offshore NV	101,676	1,458,371
Sligro Food Group NV	9,470	274,852
SNS Reaal	6,788	29,606
Telegraaf Media Groep NV (b)	5,441	89,715
Ten Cate NV (b)	11,883	260,195
TKH Group NV	13,693	249,049
TomTom NV (a) (b)	26,532	143,762
Unit 4 Agresso NV	11,050	229,914
USG People NV	31,100	438,632
Wavin NV	2,960	34,070

		11,349,849

New Zealand—0.8%
Abano Healthcare Group, Ltd.	1,174	4,077
Air New Zealand, Ltd.	151,941	111,798
Auckland International Airport, Ltd.	362,132	465,612
Cavalier Corp., Ltd.	7,259	12,219

*See accompanying notes to financial statements.

MSF-29

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

New Zealand—(Continued)
Ebos Group, Ltd.	12,740	$54,038
Fisher & Paykel Appliances Holdings, Ltd.	203,400	75,221
Fisher & Paykel Healthcare Corp., Ltd.	191,170	409,451
Freightways, Ltd.	67,366	129,393
Hallenstein Glasson Holdings, Ltd.	8,115	20,681
Infratil, Ltd.	210,184	232,983
Mainfreight, Ltd.	34,053	143,953
Methven, Ltd.	14,148	15,078
Michael Hill International, Ltd.	68,524	32,541
Millennium & Copthorne Hotels New Zealand, Ltd.	26,384	7,828
New Image Group, Ltd.	10,000	2,134
New Zealand Oil & Gas, Ltd. (a)	161,545	140,870
Nuplex Industries, Ltd. (b)	98,232	189,275
NZX, Ltd.	28,380	29,057
Opus International Consultants, Ltd.	4,000	4,394
PGG Wrightson, Ltd. (b)	124,647	43,563
Pike River Coal, Ltd. (a) (b)	82,575	49,958
Port of Tauranga, Ltd.	38,167	174,882
Pumpkin Patch, Ltd.	1,682	2,300
Pyne Gould Corp, Ltd. (a)	261,709	68,400
Restaurant Brands New Zealand, Ltd.	29,341	46,450
Rubicon, Ltd. (a)	7,442	4,123
Ryman Healthcare, Ltd. (b)	140,150	191,999
Sanford, Ltd.	314	855
Sky City Entertainment, Ltd.	290,907	570,365
Sky Network Television, Ltd.	103,256	333,598
The New Zealand Refining Co., Ltd.	27,114	57,906
The Warehouse Group, Ltd.	53,130	123,452
Tower, Ltd. (a)	90,869	113,700
TrustPower, Ltd.	3,383	16,748
Vector, Ltd.	155,871	231,731
Xero, Ltd.	16,739	16,056

		4,126,689

Norway—0.8%
ABG Sundal Collier Holdings ASA	1,000	948
Acta Holding ASA	26,000	8,292
Aker ASA	2,829	47,725
Aktiv Kapital ASA	4,667	27,880
Atea ASA (a)	33,800	196,853
Austevoll Seafood ASA	34,041	172,163
Blom ASA (a)	19,000	14,263
Bonheur ASA	469	10,027
BWG Homes ASA	4,000	9,029
Camillo Eitzen & Co.ASA	4,200	7,161
Cermaq ASA	30,576	244,435
Copeinca ASA (a)	12,800	76,682
Deep Sea Supply plc (a)	20,480	33,509
Det Norske Oljeselskap ASA (a)	10,183	31,783
DNO International ASA (b)	462,000	500,013
DOF ASA	18,020	116,738
Eitzen Chemical ASA (a)	123,576	26,177
Ekornes ASA	6,413	125,477
Eltek ASA (a)	4,000	1,609
Farstad Shipping ASA	2,639	63,008

Security Description	Shares	Value*

Norway— (Continued)
Fred Olsen Energy ASA	6,527	$167,801
Ganger Rolf ASA	7,700	146,930
Grieg Seafood ASA (a)	7,998	19,449
Kongsberg Automotive ASA	75,800	34,591
Kongsberg Gruppen AS	3,724	62,427
Leroy Seafood Group ASA	5,195	95,730
Nordic Semiconductor ASA	16,050	58,355
Norse Energy Corp. ASA (a)	126,973	46,228
Norske Skogindustrier ASA (b)	87,500	99,090
Norwegian Air Shuttle AS (a)	8,200	131,188
Norwegian Energy Co. AS (a)	53,711	97,650
Odfjell SE (Series A)	1,800	10,900
Opera Software ASA (b)	18,000	62,013
Panoro Energy ASA (a)	12,697	11,023
Petrolia Drilling ASA (a)	33,000	10,718
PhotoCure ASA (a)	1,350	7,891
Pronova BioPharma AS (a) (b)	45,283	89,745
Q-Free ASA (a)	8,500	23,594
Scana Industrier	51,722	62,214
Schibsted ASA	136	2,581
Sevan Marine ASA (a) (b)	201,228	146,317
Solstad Offshore ASA	4,500	75,252
SpareBank 1 SMN (b)	28,459	185,473
TGS Nopec Geophysical Co. ASA (a)	44,500	510,593
Tomra Systems ASA	45,000	188,461
Veidekke ASA	57,200	342,966
Wilh Wilhelmsen Holding ASA	1,085	18,456

		4,421,408

Portugal—0.5%
Altri SGPS S.A. (b)	32,303	159,236
Banco BPI S.A. (b)	98,381	183,915
Banif S.A.	19,291	19,151
Finibanco Holding SGPS S.A.	16,163	24,227
Impresa SGPS (a)	3,990	7,603
Inapa-Invest Particip Gesta (b)	63,187	38,111
Mota Engil SGPS S.A. (b)	30,466	78,497
Novabase SGPS S.A. (a)	7,827	33,230
Portucel Empresa Produtora de Pasta e Papel S.A. (b)	118,253	306,141
REN – Redes Energeticas Nacionais S.A.	65,954	213,677
S.A.G GEST-Solucoes Automovel Globais SGPS S.A.	14,436	17,665
Semapa-Sociedade de Investimento e Gestao	28,354	254,089
Sonae Industria SGPS S.A. (a) (b)	24,230	62,183
Sonae SGPS S.A. (b)	621,500	573,351
Sonaecom SGPS S.A. (a)	42,420	70,557
Teixeira Duarte-Engenharia Construcoes S.A.	103,277	122,607
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS S.A. (b)	85,005	330,867

		2,495,107

Singapore—1.6%
Abterra, Ltd. (a)	893,000	28,534
Allgreen Properties, Ltd.	324,000	236,342
Armstrong Industrial Corp., Ltd.	88,000	27,459

*See accompanying notes to financial statements.

MSF-30

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Singapore—(Continued)
Asia Food & Properties, Ltd.	552,000	$203,579
ASL Marine Holdings, Ltd.	64,000	37,860
Ausgroup, Ltd.	56,000	19,439
Baker Technology, Ltd.	104,000	32,365
Ban Joo & Co., Ltd.	421,000	11,936
Banyan Tree Holdings, Ltd.	155,000	91,727
Bonvests Holdings, Ltd.	18,000	11,816
Breadtalk Group, Ltd.	73,200	28,129
Broadway Industrial Group, Ltd.	35,000	28,272
Bukit Sembawang Estates, Ltd.	38,000	129,072
Cerebos Pacific, Ltd.	50,000	145,464
CH Offshore, Ltd.	70,000	26,302
China Aviation Oil Singapore Corp., Ltd.	63,000	60,428
China Energy, Ltd.	336,000	35,700
China Merchants Holdings Pacific, Ltd.	1,000	445
China Taisan Technology Group Holdings, Ltd.	178,000	24,016
China XLX Fertiliser, Ltd.	130,000	47,767
Chip Eng Seng Corp., Ltd.	86,000	20,749
Chuan Hup Holdings, Ltd.	125,000	23,413
Creative Technology, Ltd.	28,450	85,175
CSC Holdings, Ltd.	78,000	8,566
CSE Global, Ltd. (a)	194,000	120,954
CWT, Ltd.	78,000	48,229
Epure International, Ltd.	246,000	135,185
Eu Yan Sang International, Ltd.	45,000	20,079
Ezion Holdings, Ltd.	137,000	61,026
Ezra Holdings, Ltd.	214,000	275,651
First Resources, Ltd.	298,000	221,446
FJ Benjamin Holdings, Ltd.	83,000	18,228
Food Empire Holdings, Ltd.	43,000	10,679
Fragrance Group, Ltd.	46,000	15,703
Gallant Venture, Ltd. (a)	325,000	53,904
GK Goh Holdings, Ltd.	12,000	4,972
Goodpack, Ltd. (b)	117,000	139,530
GP Batteries International, Ltd.	21,000	27,080
GP Industries, Ltd.	2,000	673
Guocoland, Ltd.	111,000	169,138
Hi-P International, Ltd.	132,000	60,429
Hiap Seng Engineering, Ltd.	25,500	11,507
Ho Bee Investment, Ltd.	161,000	174,192
Hong Fok Corp., Ltd.	123,000	47,891
Hong Leong Asia, Ltd.	50,000	120,124
Hotel Grand Central, Ltd.	1,000	533
Hotel Properties, Ltd.	100,000	177,743
HTL International Holdings, Ltd.	49,000	20,473
HupSteel, Ltd.	111,000	18,241
Hwa Hong Corp., Ltd.	46,000	18,046
Hyflux, Ltd.	139,000	321,610
Jaya Holdings, Ltd.	154,000	73,555
Jiutian Chemical Group, Ltd.	213,000	9,732
K1 Ventures, Ltd. (a)	483,000	48,080
Keppel Telecommunications & Transportation, Ltd.	67,000	59,985
Kim Eng Holdings, Ltd.	148,000	168,116
KS Energy Services, Ltd. (b)	72,000	55,774
LC Development, Ltd.	31,000	3,861
Lion Asiapac, Ltd.	92,000	16,969

Security Description	Shares	Value*

Singapore—(Continued)
Low Keng Huat Singapore, Ltd.	123,000	$36,815
MCL Land, Ltd.	6,000	7,407
MediaRing, Ltd. (a)	261,000	29,627
Metro Holdings, Ltd.	195,000	105,454
MFS Technology, Ltd.	35,000	5,463
Midas Holdings, Ltd.	187,000	121,376
MobileOne, Ltd.	142,000	216,978
NSL, Ltd.	15,000	14,974
Oceanus Group, Ltd.	276,000	60,777
Orchard Parade Holdings, Ltd.	35,000	25,453
OSIM International, Ltd. (a)	134,000	85,876
Otto Marine, Ltd.	305,000	89,529
Pan Pacific Hotels Group, Ltd.	84,000	94,446
Pan-United Corp., Ltd.	35,000	11,245
Petra Foods, Ltd.	75,000	65,528
PSC Corp., Ltd.	19,000	3,402
QAF, Ltd.	87,000	39,698
Raffles Education Corp., Ltd. (b)	525,437	106,496
Raffles Medical Group, Ltd.	59,000	72,014
Riverstone Holdings, Ltd.	20,000	8,027
Rotary Engineering, Ltd.	55,000	37,140
SBS Transit, Ltd.	11,500	14,393
SC Global Developments, Ltd.	106,000	120,612
Singapore Land, Ltd.	44,000	200,321
Singapore Post, Ltd.	473,000	381,734
Singapore Reinsurance Corp., Ltd.	1,000	180
Sinomem Technology, Ltd.	85,000	30,736
Sinotel Technologies, Ltd. (a)	12,000	3,468
Soilbuild Group Holdings, Ltd.	102,000	43,815
Stamford Land Corp., Ltd.	156,000	56,435
Straits Asia Resources, Ltd.	218,000	308,402
Sunningdale Tech, Ltd.	157,000	24,954
Super Coffeemix Manufacturing, Ltd.	71,000	44,682
Swiber Holdings, Ltd. (a)	77,000	53,632
Swissco International, Ltd.	41,000	25,539
Tat Hong Holdings, Ltd.	124,000	80,631
Thakral Corp., Ltd.	197,000	4,229
Thomson Medical Centre, Ltd.	8,000	4,087
Tiong Woon Corp. Holding, Ltd.	37,000	11,150
Transcu Group, Ltd.	291,000	21,681
Tuan Sing Holdings, Ltd.	188,657	28,167
United Engineers, Ltd.	82,000	128,639
United Overseas Insurance, Ltd.	4,000	9,081
UOB-Kay Hian Holdings, Ltd.	99,000	104,960
Venture Corp., Ltd.	124,000	788,315
WBL Corp, Ltd.	2,000	6,761
Wheelock Properties S, Ltd.	142,000	186,436
Wing Tai Holdings, Ltd.	284,000	317,418
Yongnam Holdings, Ltd.	116,000	20,164

		8,352,240

Spain—2.0%
Abengoa S.A. (b)	18,306	356,685
Afirma Grupo Inmobiliario S.A. (a)	4,496	1,106
Almirall S.A. (a)	35,719	277,968
Amper S.A.	9,031	44,927

*See accompanying notes to financial statements.

MSF-31

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Spain—(Continued)
Antena 3 de Television S.A. (b)	42,346	$240,644
Avanzit S.A.	61,530	34,874
Azkoyen S.A. (a) (b)	1,608	4,638
Banco Guipuzcoano S.A.	47,543	261,369
Banco Pastor S.A. (b)	57,319	276,198
Bankinter S.A.	10,135	61,894
Baron de Ley (a)	1,446	65,697
Bolsas y Mercados Espanoles (b)	31,742	695,288
Caja de Ahorros del Mediterraneo	7,100	56,305
Campofrio Alimentacion S.A. (b)	11,649	96,835
Cementos Portland Valderrivas S.A.	6,989	111,499
Cie Automotive S.A. (a)	2,992	12,302
Codere S.A. (a)	2,785	21,707
Construcciones y Auxiliar de Ferrocarriles S.A.	1,063	432,070
Corp. Dermoestetica (a)	5,190	13,342
Duro Felguera S.A.	27,918	274,275
Ebro Puleva S.A. (b)	40,699	689,806
Elecnor S.A.	1,881	22,048
Ercros S.A. (a) (b)	50,840	48,278
Faes Farma S.A.	4,541	15,460
Faes Farma S.A. (Continuous Shares) (b)	54,495	188,480
Fersa Energias Renovables S.A.	1,518	2,467
General de Alquiler de Maquinaria S.A. (Rights Issue) (a) (b)	3,636	7,955
Gestevision Telecino S.A. (b)	52,122	464,840
Grifols S.A. (b)	73,568	755,042
Grupo Catalana Occidente S.A.	29,746	437,961
Grupo Empresarial Ence S.A. (Rights Issue) (b)	60,563	190,294
Indra Sistemas S.A.	56,786	914,905
La Seda de Barcelona S.A. (b)	328,744	137,374
Mecalux S.A.	2,029	37,328
Miquel y Costas & Miquel S.A.	3,963	74,702
Natra S.A.	7,533	18,016
Natraceutical S.A. (a)	73,246	33,072
NH Hoteles S.A. (b)	48,940	148,326
Obrascon Huarte Lain S.A.	22,034	486,838
Papeles y Cartones de Europa S.A.	16,521	63,115
Pescanova S.A.	3,675	91,260
Prim S.A.	3,013	24,394
Promotora de Informaciones S.A. (b)	25,461	61,787
Prosegur Cia de Seguridad S.A.	8,913	380,606
Realia Business S.A.	74,911	134,514
Renta Corp. Real Estate S.A.	1,182	2,732
Reyal Urbis S.A. (a)	5,483	14,122
Service Point Solutions S.A.	29,641	22,113
Sociedad Nacional de Industrias Apicaciones Celulosa Espanola S.A. (a)	34,412	50,895
Sol Melia S.A.	39,954	254,706
Solaria Energia y Medio Ambiente S.A. (a)	3,608	7,304
SOS Cuetara S.A.	18,257	36,514
Tecnicas Reunidas S.A.	12,508	567,375
Telecomunicaciones y Energia (a)	13,592	45,016
Tubacex S.A.	43,700	131,742
Tubos Reunidos S.A.	14,273	31,889
Unipapel S.A.	558	7,363
Vidrala S.A.	7,759	168,487
Viscofan S.A.	15,913	431,990

Security Description	Shares	Value*

Spain—(Continued)
Vocento S.A.	4,490	$21,501
Vueling Airlines S.A.	950	9,596
Zeltia S.A. (b)	56,742	220,070

		10,791,906

Sweden—2.2%
AarhusKarlshamn AB	12,245	226,502
Acando AB (b)	35,170	58,417
Active Biotech AB (a)	18,626	253,675
AddTech AB	2,452	39,820
AF AB	15,992	215,821
Avanza Bank Holding AB	3,127	86,713
Axfood AB (b)	11,044	290,631
Axis Communications AB	20,453	234,953
B&B Tools AB	8,370	102,905
BE Group AB	7,115	39,943
Beijer AB G&L	2,929	72,204
Beijer Alma AB	9,174	125,309
Bilia AB	2,448	27,898
Billerud AB	52,200	316,422
BioGaia AB (a)	5,910	62,392
Biotage AB (a)	9,068	8,577
Biovitrum AB (a)	41,148	194,602
Boliden AB (b)	72,559	808,202
Bure Equity AB	22,331	74,905
Cardo AB	7,973	206,443
Clas Ohlson AB	12,321	169,838
Concordia Maritime AB	1,978	4,713
CyberCom Group Europe AB (a)	726	2,236
Diamyd Medical AB (a)	1,101	17,036
Duni AB	403	2,699
East Capital Explorer AB (a)	3,970	36,222
Elekta AB	35,695	906,028
Enea AB (a)	3,097	15,710
Eniro AB	40,128	39,157
Fagerhult AB	1,178	17,750
Gunnebo AB	4,967	17,966
Hakon Invest AB	16,769	227,039
Haldex AB	18,244	155,889
Hexagon AB (b)	117	1,532
Hexpol AB	1,169	13,061
HIQ International AB	18,611	76,330
Hoganas AB	11,748	306,338
Holmen AB (Series B) (b)	17,944	428,147
HQ AB	439	3,133
Industrial & Financial Systems	11,624	119,250
Indutrade AB	5,365	116,154
Intrum Justitia AB	32,250	316,545
JM AB	30,599	412,206
KappAhl Holding AB	25,400	156,073
Karo Bio AB (a)	8,539	6,838
KNOW IT AB	3,311	25,656
Lindab International AB	25,745	271,656
Loomis AB (b)	10,371	99,476
Lundin Petroleum AB (a) (b)	70,643	309,835
Meda AB	69,366	505,925

*See accompanying notes to financial statements.

MSF-32

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Sweden—(Continued)
Medivir AB (a)	4,728	$58,847
Mekonomen AB	6,461	144,040
Micronic Laser Systems AB (a)	15,924	24,480
Munters AB	22,041	135,053
NCC AB	35,429	527,775
Net Entertainment NE AB	1,424	12,477
Net Insight AB (a)	6,826	3,810
New Wave Group AB	14,353	59,717
Nibe Industrier AB	33,200	297,183
Nobia AB	56,746	291,218
Nolato AB	7,298	66,443
Nordnet AB	3,117	11,059
ORC Software AB (b)	2,560	42,606
Orexo AB (a)	348	1,834
PA Resources AB (a)	38,239	25,709
Peab AB	64,294	312,694
Proffice AB (a)	32,500	86,284
Q-Med AB	29,800	249,360
Rederi AB Transatlantic	6,507	16,969
Rezidor Hotel Group AB (b)	48,455	205,375
rnb Retail and Brands AB	29,440	25,226
Saab AB	8,649	98,741
SAS AB (a) (b)	84,000	265,958
Seco Tools	2,572	30,106
Sensys Traffic AB	69,928	14,602
SkiStar AB	8,016	125,435
Studsvik AB	3,095	29,416
Sweco AB	15,485	99,276
Trelleborg AB	78,481	465,784
Vitrolife AB	5,414	25,020

		11,979,269

Switzerland—4.6%
Acino Holding AG	1,088	104,201
Advanced Digital Broadcast Holdings S.A. (a)	1,435	48,924
Affichage Holding Genf	238	26,683
AFG Arbonia-Forster Holding	2,123	42,928
Allreal Holding AG	4,696	515,911
Aryzta AG	30,493	1,170,442
Ascom Holding AG	5,888	52,296
Bachem Holding AG	1,216	72,791
Bank Coop AG	1,165	75,947
Bank Sarasin & Cie AG	17,000	681,285
Banque Cantonale de Geneve	98	20,121
Banque Cantonale Vaudoise	2,267	933,168
Banque Privee Edmond de Rothschild S.A.	3	66,305
Barry Callebaut AG	625	387,604
Basilea Pharmaceutica (a)	3,755	208,212
Belimo Holding AG	42	49,543
Bell Holding AG	30	42,590
Bellevue Group AG	2,312	76,702
Berner Kantonalbank AG	1,577	348,209
Bobst Group AG	4,586	157,152
Bossard Holding AG	312	21,910
Bucher Industries AG	1,360	144,824
Burckhardt Compression Holding AG	374	65,927
Centralschweizerische Kraftwerke AG	183	56,230
Charles Voegele Holding AG	1,841	75,615

Security Description	Shares	Value*

Switzerland—(Continued)
Clariant AG	138,541	$1,755,754
Compagnie Financiere Tradition S.A.	402	39,121
Conzzeta AG	29	48,184
Cytos Biotechnology AG (a)	2,344	36,412
Daetwyler Holding AG	2,001	124,030
Dufry Group	4,618	344,564
Edipresse S.A.	41	9,874
EFG International AG	23,287	277,738
Elektrizitaets-Gesellschaft Laufenburg AG	98	68,259
Emmi AG	550	82,766
EMS-Chemie Holding AG	3,972	514,366
Energiedienst Holding AG	2,585	126,998
Flughafen Zuerich AG	1,441	427,050
Forbo Holding AG	1,281	542,694
Galenica AG (b)	2,405	928,716
GAM Holding, Ltd.	47,602	519,070
Georg Fischer AG (a) (b)	2,107	687,051
Gurit Holding AG	212	106,764
Helvetia Holding AG	2,355	619,042
Interroll Holding AG	66	17,736
Kaba Holding AG	555	148,126
Kardex AG	1,981	59,542
Komax Holding AG	1,309	100,630
Kudelski S.A.	21,922	589,803
Kuoni Reisen Holding AG	461	128,836
LEM Holding S.A.	133	42,430
LifeWatch AG (a)	4,907	58,143
Logitech International S.A. (a) (b)	58,178	790,382
Luzerner Kantonalbank AG	719	201,547
Metall Zug AG	34	86,650
Meyer Burger Technology AG (a)	12,615	309,958
Micronas Semiconductor Holding AG	8,270	38,047
Mikron Holding AG (a)	474	3,149
Mobilezone Holding AG	2,961	25,106
Mobimo Holding AG (a)	1,603	279,413
Nobel Biocare Holding AG	57,298	979,569
OC Oerlikon Corp. AG (a) (b)	101,100	423,795
Orascom Development Holding AG (a)	202	11,206
Orell Fuessli Holding AG	86	11,114
Panalpina Welttransport Holding AG	5,392	423,325
Partners Group Holding AG	7,419	895,482
Petroplus Holdings AG	22,666	333,887
Phoenix Mecano AG	179	89,442
Precious Woods Holding AG (a)	752	19,820
PubliGroupe AG	30	3,091
Rieter Holding AG	858	217,686
Romande Energie Holding S.A.	95	147,404
Schaffner Holding AG	238	42,937
Schmolz & Bickenback AG	341	9,068
Schulthess Group	4,176	133,311
Schweizerische National-Versicherungs-Gesellschaft	4,870	123,633
Siegfried Holding AG	826	68,923
Sika AG	483	853,867
St. Galler Kantonalbank	877	386,349
Straumann Holding AG	1,231	266,412
Sulzer AG	9,373	871,151

*See accompanying notes to financial statements.

MSF-33

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Switzerland—(Continued)
Swisslog Holding AG (a)	159,223	$122,856
Swissquote Group Holding S.A.	6,490	257,267
Tamedia AG	301	22,854
Tecan Group AG	3,856	244,877
Temenos Group AG (a)	30,376	731,014
Valiant Holding	1,973	367,816
Valora Holding AG	1,021	243,655
Vaudoise Assurances Holding S.A.	57	11,789
Verwaltungs- und Privat-Bank AG	2,343	275,663
Von Roll Holding AG (b)	9,341	46,776
Vontobel Holding AG	9,564	253,503
VZ Holding AG	171	13,825
Walliser Kantonalbank	96	60,127
Walter Meier AG	175	21,071
Ypsomed Holding AG (a)	948	49,978
Zehnder Group AG	73	107,967
Zuger Kantonalbank AG	1	4,402

		24,730,383

United Kingdom—16.2%
A.G. BARR plc	438	6,839
Aberdeen Asset Management plc	274,233	525,152
Aegis Group plc	279,829	443,670
Afren plc (a)	76,524	96,656
Aga Rangemaster Group plc	10,039	13,156
Air Berlin plc (a)	10,284	41,561
Air Partner plc	992	4,326
Alterian plc (a)	16,484	38,057
Amlin plc	11,113	63,927
Anglo Pacific Group plc	20,324	80,327
Anite plc	88,686	46,553
Antisoma plc (a)	417,909	35,978
Arena Leisure plc	56,506	23,473
Ark Therapeutics Group plc (a)	62,448	4,765
Arriva plc	50,769	579,977
Ashmore Group plc	69,220	249,147
Ashtead Group plc	94,903	125,020
Atkins WS plc	76,087	768,623
Aveva Group plc	36,046	603,793
Axis-Shield plc (a)	9,780	35,862
Babcock International Group (b)	109,971	975,380
Balfour Beatty plc	223,441	794,283
Barratt Developments plc (a)	131,989	182,467
BBA Avation plc	105,489	285,019
Bellway plc	46,327	423,260
Berkeley Group Holdings plc	70,062	795,374
Bioquell plc (a)	5,000	8,816
Bloomsbury Publishing plc	32,198	54,336
BlueBay Asset Management plc (a)	30,165	129,236
Bodycote plc (b)	51,159	149,273
Bovis Homes Group plc	70,924	364,515
Braemar Shipping Services plc	1,225	9,185
Brammer plc	16,875	34,572
Brewin Dolphin Holdings plc	32,352	62,454
British Polythene Industries	5,253	15,750
Britvic plc	107,339	758,980

Security Description	Shares	Value*

United Kingdom—(Continued)
BSS Group plc	11,684	$72,915
BTG plc (a)	68,329	202,263
Cable & Wireless Communications plc	922,622	787,452
Carillion plc	238,276	1,086,070
Carpetright plc	22,006	209,444
Carphone Warehouse Group plc (a)	84,604	235,974
Centaur Media plc	92,526	65,261
Charles Stanley Group plc	548	1,653
Charles Taylor Consulting plc	428	1,411
Chemring Group plc	19,679	864,117
Chesnara plc	20,540	70,498
Chime Communications plc	5,594	14,661
Chloride Group (b)	145,380	836,376
Cineworld Group plc	6,587	19,471
Clarkson plc	265	3,498
Close Brothers Group plc	98,159	1,009,650
Collins Stewart plc	39,973	44,935
Computacenter plc	42,354	179,648
Connaught plc	68,406	117,044
Consort Medical plc	18,608	104,877
Cookson Group plc	106,962	613,105
Corin Group plc	16,154	12,974
Costain Group plc	6,361	18,954
Cranswick plc	1,476	18,864
Croda International	78,047	1,167,490
CSR plc (a) (b)	92,553	514,273
Daily Mail & General Trust (b)	156,527	1,012,360
Dairy Crest Group plc	49,843	274,324
Dana Petroleum plc (a)	39,556	664,282
Davis Service Group plc	52,832	287,680
De La Rue plc	29,989	422,093
Debenhams plc	624,970	491,513
Dechra Pharmaceuticals plc	10,519	60,412
Development Securities plc	7,805	29,049
Devro plc	25,818	76,393
Dignity plc	34,648	334,076
Dimension Data Holdings plc	691,722	962,379
Diploma plc	37,850	128,048
Domino Printing Sciences	70,471	477,669
Domino’s Pizza UK & IRL plc	16,112	90,440
DS Smith plc	73,093	131,111
DSG International plc	1,065,790	389,449
DTZ Holdings plc (a)	6,724	6,471
Dunelm Group plc	11,505	56,350
E2V Technologies plc	12,786	9,619
eaga plc (b)	33,875	57,617
easyJet plc (a)	101,939	598,317
Electrocomponents plc	163,276	522,152
Elementis plc	64,627	60,437
EnQuest plc (a)	86,759	130,127
Enterprise Inns plc	121,911	158,078
Euromoney Institutional Investor plc	15,397	137,762
Evolution Group plc	143,415	185,347
F&C Asset Management plc	24,047	18,596
Fenner plc	13,048	38,282
Ferrexpo plc	57,808	211,935
Fidessa Group plc	14,827	292,991

*See accompanying notes to financial statements.

MSF-34

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

United Kingdom—(Continued)
Filtrona plc	129,023	$414,196
FirstGroup plc	178,453	965,871
Forth Ports plc	22,910	400,591
Fortune Oil plc (a)	50,000	4,824
Galiform plc	345,962	291,467
Galliford Try plc	10,556	49,167
Game Group plc	36,827	35,066
Gem Diamonds, Ltd.	41,706	130,108
Genus plc (b)	36,981	407,440
GKN plc	642,678	1,103,092
Go-Ahead Group plc	15,320	242,971
Greene King plc	96,622	562,265
Greggs plc	51,680	353,655
Halfords Group plc	44,587	324,252
Halma plc	198,998	809,057
Hampson Industries plc	35,385	27,621
Hansard Global plc	5,368	13,852
Hardy Oil & Gas plc	562	1,463
Hardy Underwriting Bermuda, Ltd.	7,031	25,232
Hargreaves Lansdown plc	121,563	612,168
Hays plc	644,027	874,143
Headlam Group plc	56,842	191,513
Helical Bar plc	19,239	79,008
Helphire plc	75,037	47,936
Heritage Oil plc (a)	74,090	433,314
Hikma Pharmaceuticals plc	82,141	871,208
Hill & Smith Holdings plc	14,160	62,900
HMV Group plc (b)	209,159	196,017
Hochschild Mining plc	55,644	252,800
Hogg Robinson Group plc	59,231	25,343
Holidaybreak plc	6,269	27,511
Homeserve plc	34,128	1,012,411
Hornby plc	1,884	3,806
Hunting plc	38,110	252,605
Huntsworth plc	10,759	12,951
Hyder Consulting plc	15,837	70,510
IG Group Holdings plc	146,431	914,075
Imagination Technologies Group plc (a)	23,377	96,645
IMI plc	149,277	1,517,591
Inchcape plc (a)	157,638	576,074
Intermediate Capital Group plc	54,213	198,434
International Personal Finance plc	167,310	472,082
Interserve plc	78,421	229,852
Intertek Group plc	13,479	288,398
Investec plc	10,067	67,734
IP Group plc (a)	67,003	35,516
ITE Group plc (b)	44,870	95,613
ITV plc	289,312	215,455
James Fisher & Sons plc	3,704	23,386
Jardine Lloyd Thompson Group plc	95,216	738,746
Jazztel plc (a)	89,761	282,165
JD Wetherspoon plc	4,606	26,691
JJB Sports plc	143,745	27,860
JKX Oil & Gas plc	21,089	76,152
John Menzies plc	6,010	34,274
John Wood Group plc	157,142	730,976
Johnston Press plc	182,050	39,971

Security Description	Shares	Value*

United Kingdom—(Continued)
Kcom Group plc	394,746	$266,218
Keller Group plc	20,249	158,421
Kesa Electricals plc	96,805	174,391
Kier Group plc	3,572	51,307
Kofax plc	6,198	21,911
Ladbrokes plc	533,684	1,008,186
Laird plc	62,128	96,974
Lamprell plc	12,249	38,997
Latchways plc	918	9,125
Lavendon Group plc	724	624
Logica plc	784,009	1,258,175
London Stock Exchange Group plc	2,699	22,358
Marshalls plc	7,931	9,538
Marston’s plc	139,178	190,972
Mcbride plc	112,043	216,898
Mears Group plc	2,479	8,931
Mecom Group plc (a)	3,350	8,471
Meggitt plc	505,315	2,345,240
Melrose plc	119,163	371,550
Melrose Resources plc	8,144	33,982
Michael Page International plc	131,245	724,733
Micro Focus International plc	69,300	434,201
Millennium & Copthorne Hotels plc	86,170	518,400
Misys plc	249,461	855,655
Mitchells & Butlers plc	92,333	374,219
Mitie Group	176,827	559,620
Mondi plc	308,541	1,749,233
Moneysupermarket.com Group plc	42,648	45,535
Morgan Crucible Co.	169,517	462,879
Morgan Sindall plc	9,574	72,906
Mothercare plc	53,760	456,131
Mouchel Group plc	32,678	66,312
N. Brown Group plc	32,130	119,550
National Express Group plc	318,383	1,032,187
NCC Group plc	6,751	39,868
Northern Foods plc	336,015	217,586
Northgate plc	26,816	69,026
Northumbrian Water Group plc	38,415	174,087
Novae Group plc	12,630	58,120
Optos plc (a)	15,883	26,416
Oxford Instruments plc	10,252	42,710
Pace plc	22,509	53,955
PayPoint plc	16,746	66,127
Pennon Group plc	105,526	865,103
Persimmon plc	199,016	1,030,269
Petropavlovsk plc	23,774	418,955
Phoenix IT Group, Ltd.	17,631	64,942
Premier Farnell plc	194,041	632,064
Premier Foods plc	357,665	101,758
Premier Oil plc	40,454	746,500
Prostrakan Group plc (a)	21,679	21,859
Provident Financial plc (b)	72,330	902,968
Psion plc	46,835	52,233
Punch Taverns plc	249,886	211,719
PV Crystalox Solar plc (a)	147,211	117,265
PZ Cussons plc	133,219	676,263
QinetiQ plc	241,681	420,207

*See accompanying notes to financial statements.

MSF-35

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

United Kingdom—(Continued)
Quintain Estates & Development plc (a)	64,568	$40,945
Rank Group plc	246,122	363,160
Rathbone Brothers	24,973	296,740
REA Holdings plc	1,120	8,132
Redrow plc	74,836	125,415
Renishaw plc	21,312	229,870
Renovo Group plc	13,825	5,755
Rentokil Initial plc	136,172	216,287
Restaurant Group plc	107,334	331,928
Rightmove plc	51,550	482,915
RM plc	49,467	143,665
Robert Walters plc	12,652	35,569
Robert Wiseman Dairies plc	5,551	41,084
ROK plc	91,430	40,568
Rotork plc	46,393	877,154
RPC Group plc	2,665	10,230
RPS Group plc	77,703	216,106
Salamander Energy plc (a)	37,900	131,487
Savills plc	40,349	165,263
SDL plc (a)	17,220	118,539
Senior plc	18,509	33,848
Severfield-Rowen plc	18,156	57,254
Shanks Group plc	89,836	133,374
SIG plc	18,101	27,182
Smiths News plc	30,398	53,301
Soco International plc (a)	50,244	295,973
Spectris plc	75,025	864,409
Spirax-Sarco Engineering plc	42,679	864,257
Spirent Communications plc	237,554	382,764
Sportech plc (a)	6,604	3,961
Sports Direct International plc	40,811	63,154
SSL International plc	124,284	1,487,935
ST Modwen Properties plc	20,598	56,671
St. James’s Place plc	87,109	274,675
Stagecoach Group plc	250,166	659,069
Sthree plc	36,383	136,436
Synergy Health plc	1,534	14,860
T. Clarke plc	1,419	2,719
TalkTalk Telecom Group plc (a) (b)	169,209	312,848
Tate & Lyle plc	165,688	1,101,323
Taylor Wimpey plc (a)	850,996	331,698
Ted Baker plc	2,338	18,904
Telecity Group plc (a)	32,462	193,424
Telecom Plus plc	6,811	34,385
The Vitec Group plc	7,072	45,119
The Weir Group plc	86,584	1,329,855
Thomas Cook Group plc	131,328	346,472
Thorntons plc	42,472	51,223
Tomkins plc	585,651	1,968,271
Topps Tiles plc	106,295	78,060
Travis Perkins plc	71,933	782,888
Tribal Group plc	14,405	12,802
Trinity Mirror plc	121,414	116,118
TT electronics plc	52,537	74,986
Tullett Prebon plc	112,046	526,087
UK Coal plc (a)	60,465	36,414
UK Mail Group plc	1,868	9,420

Security Description	Shares	Value*

United Kingdom—(Continued)
Umeco plc	303	$1,816
United Business Media, Ltd.	130,376	962,803
UTV Media plc	54,341	95,804
Vectura Group plc (a)	35,104	23,506
Victrex plc	43,917	713,830
Vislink plc	79,800	26,511
VT Group plc	71,633	825,518
Wellstream Holdings plc	13,085	96,647
WH Smith plc	85,603	521,456
Whitbread plc	6,816	142,561
William Hill plc	427,789	1,079,354
Wincanton plc	67,693	239,905
Wolfson Microelectronics plc (a)	84,440	221,136
WSP Group plc	13,720	69,175
Xaar plc	12,846	21,622
Xchanging plc	127,657	372,268
Yell Group plc (a)	775,447	281,562
Yule Catto & Co. plc	46,758	124,579

		86,550,857

Total Common Stock (Identified Cost $464,528,779)		532,829,720

Preferred Stock—0.0%

Australia—0.0%
Village Roadshow, Ltd.	12,567	23,443

Total Preferred Stock (Identified Cost $20,106)		23,443

Rights — 0.0%

Australia—0.0%
Citadel Resource Group, Ltd. (a) (c) (d)	363,626	0

Germany—0.0%
Solon SE (a)	1,677	253

Italy—0.0%
Banca IFIS S.p.A. (a)	3,225	3,964
KME Group S.p.A. (a)	80,757	30
Unipol Gruppo Finanziario S.p.A. (a)	238,901	12,772

		16,766

Singapore—0.0%
Riverstone Holdings, Ltd. (a)	4,000	1,561

Total Rights (Identified Cost $3,547)		18,580

Warrants—0.0%

Australia—0.0%
Apex Minerals NL (a)	75,443	320

*See accompanying notes to financial statements.

MSF-36

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Warrants—(Continued)

Security Description	Shares	Value*

Bermuda—0.0%
New Times Energy Corp., Ltd. (HKD) (a)	305,428	$2,314

France—0.0%
Etablissements Maurel et Prom (a)	36,660	7,434

Hong Kong—0.0%
Cheuk Nang Holdings, Ltd. (a)	3,866	338

Total Warrants (Identified Cost $0)		10,406

Short Term Investments—12.7%
Security Description	Shares/Par Amount	Value*

United States—12.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/10 at 0.000% to be repurchased at $633,000 on 07/01/10, collateralized by $555,000 Federal Home Loan Mortgage Corp. due 04/18/16 with a value of $645,881.	$633,000	633,000
State Street Navigator Securities Lending Prime Portfolio (e)	67,424,136	67,424,136

Total Short Term Investments (Identified Cost $68,057,136)		68,057,136

Total Investments—112.3% (Identified Cost $532,609,568) (f)		600,939,285
Liabilities in excess of other assets		(65,868,554)

Net Assets—100.0%		$535,070,731

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of June 30, 2010, the market value of securities loaned was $64,498,828 and the collateral received consisted of cash in the amount of $67,424,136 and non-cash collateral with a value of $806,624. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(c)	Zero Valued Security.
(d)	Security was valued in good faith under procedures established by the Board of Directors.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	The aggregate cost of investments for federal income tax purposes as of June 30, 2010 was $532,609,568 and the composition of unrealized appreciation and depreciation of investment securities was $105,990,167 and $(37,660,450), respectively.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interests.
(VVPR
Strip)—	The VVPR Strip is a coupon which, if presented along with the corresponding coupon of the share, allows the holder to benefit from a reduced withholding tax of 15% (rather than 25%) on the dividends paid by the company. This strip is quoted seperately from the ordinary share and is freely negotiable.
(CHF)—	Swiss Franc
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(NOK)—	Norwegian Krone
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar

Ten Largest Industries as of June 30, 2010	% of Net Assets
Metals & Mining	6.9%
Machinery	5.5%
Commercial Banks	4.1%
Oil, Gas & Consumable Fuels	4.1%
Chemicals	4.0%
Construction & Engineering	3.9%
Media	3.8%
Food Products	3.5%
Hotels, Restaurants & Leisure	3.2%
Specialty Retail	3.0%

*See accompanying notes to financial statements.

MSF-37

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between level 1 and level 2 deemed significant (greater than 10% of total assets), if any, will be disclosed following the valuation table below. For the period ended June 30, 2010, there were no transfers between levels 1 and 2. For information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements. The following table summarizes the inputs used in determining the value of the Portfolio’s investments as of June 30, 2010:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$—	$42,372,283	$114,957	$42,487,240
Austria	—	5,205,398	—	5,205,398
Belgium	—	6,719,852	—	6,719,852
Bermuda	—	11,300,923	31,055	11,331,978
Canada	—	63,413,826	—	63,413,826
Cayman Islands	—	4,435,474	18,033	4,453,507
Channel Islands	—	4,834	—	4,834
Cyprus	—	931,677	—	931,677
Denmark	—	5,489,693	—	5,489,693
Finland	—	14,381,032	—	14,381,032
France	—	21,224,945	—	21,224,945
Germany	—	25,991,164	—	25,991,164
Gibraltar	—	205,912	—	205,912
Greece	—	4,587,454	—	4,587,454
Hong Kong	—	5,383,676	—	5,383,676
Ireland	—	6,127,183	—	6,127,183
Israel	—	1,826,735	—	1,826,735
Italy	—	17,502,693	—	17,502,693
Japan	—	125,671,324	—	125,671,324
Jersey	—	3,948,444	—	3,948,444
Liechtenstein	—	16,129	—	16,129
Luxembourg	—	1,127,316	—	1,127,316
Netherlands	—	11,349,849	—	11,349,849
New Zealand	—	4,126,689	—	4,126,689
Norway	—	4,421,408	—	4,421,408
Portugal	—	2,495,107	—	2,495,107
Singapore	—	8,352,240	—	8,352,240
Spain	—	10,791,906	—	10,791,906
Sweden	—	11,979,269	—	11,979,269
Switzerland	—	24,730,383	—	24,730,383
United Kingdom	—	86,550,857	—	86,550,857
Total Common Stock	—	532,665,675	164,045	532,829,720
Total Preferred Stock*	—	23,443	—	23,443
Total Rights*	—	18,580	—	18,580
Total Warrants*	—	10,406	—	10,406
Short Term Investments
United States	67,424,136	633,000	—	68,057,136
Total Investments	$67,424,136	$533,351,104	$164,045	$600,939,285

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-38

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

VALUATION INPUTS—(Continued)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Common Stock
Balance as of December 31, 2009	$16,939
Transfers In (Out) of Level 3	153,700
Accrued discounts/premiums	0
Realized Gain (Loss)	0
Change in unrealized appreciation (depreciation)	(56,140)
Investment Purchases	56,061
Investment Sales	(6,515)
Balance as of June 30, 2010	$164,045

See accompanying notes to financial statements.

MSF-39

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Statement of Assets & Liabilities

June 30, 2010 (Unaudited)

Assets
Investments at value (a)(b)		$600,939,285
Cash		904
Cash denominated in foreign currencies (c)		1,760,167
Receivable for:
Securities sold		264,115
Fund shares sold		156,365
Accrued interest and dividends		791,890
Foreign taxes		241,165

Total Assets		604,153,891
Liabilities
Payable for:
Securities purchased	$1,043,855
Fund shares redeemed	55,581
Foreign taxes	72,520
Collateral for securities loaned	67,424,136
Accrued expenses:
Management fees	365,279
Distribution and service fees	5,406
Deferred directors’ fees	8,168
Other expenses	108,215

Total Liabilities		69,083,160

Net Assets		$535,070,731

Net assets consists of:
Paid in surplus		$458,569,355
Undistributed net investment income		1,156,126
Accumulated net realized gains		7,001,778
Unrealized appreciation on investments and foreign currency transactions		68,343,472

Net Assets		$535,070,731

Net Assets
Class A		$508,850,129
Class B		26,220,602

Capital Shares (Authorized) Outstanding
Class A (60,000,000)		40,267,748
Class B (5,000,000)		2,079,547

Net Asset Value, Offering and Redemption Price Per Share
Class A		$12.64
Class B		12.61

(a)	Identified cost of investments was $532,609,568.
(b)	Includes securities on loan with a value of $64,498,828.
(c)	Identified cost of cash denominated in foreign currencies was $1,755,054.

Statement of Operations

Six months ended June 30, 2010 (Unaudited)

Investment Income
Dividends (a)		$7,098,356
Interest (b)		313,084

		7,411,440
Expenses
Management fees	$2,082,579
Deferred expense reimbursement	60,648
Distribution and service fees—Class B	30,464
Directors’ fees and expenses	19,782
Custodian and accounting	450,083
Audit and tax services	16,500
Legal	1,542
Shareholder reporting	17,380
Insurance	5,604
Miscellaneous	4,829

Total expenses		2,689,411

Net Investment Income		4,722,029

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	9,728,499
Futures contracts	(2,564,050)
Foreign currency transactions	(73,814)	7,090,635

Net change in unrealized appreciation (depreciation) on:
Investments	(57,545,390)
Foreign currency transactions	3,790	(57,541,600)

Net realized and unrealized loss		(50,450,965)

Net Decrease in Net Assets From Operations		$(45,728,936)

(a)	Net of foreign taxes of $652,257.
(b)	Includes income on securities loaned of $311,002.

See accompanying notes to financial statements.

MSF-40

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$4,722,029	$6,693,941
Net realized gain	7,090,635	30,453,999
Net change in unrealized appreciation (depreciation)	(57,541,600)	115,509,884

Increase (decrease) in net assets from operations	(45,728,936)	152,657,824

From Distributions to Shareholders
Net investment income
Class A	(7,986,595)	0
Class B	(376,630)	0

	(8,363,225)	0

Net realized capital gain
Class A	(26,320,195)	0
Class B	(1,432,601)	0

	(27,752,796)	0

Total distributions	(36,116,021)	0

Increase (decrease) in net assets from capital share transactions	147,443,704	(34,879,231)

Total increase in net assets	65,598,747	117,778,593

Net Assets
Beginning of the period	469,471,984	351,693,391

End of the period	$535,070,731	$469,471,984

Undistributed Net Investment Income
End of the period	$1,156,126	$4,797,322

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	8,043,092	$116,937,243	6,686,486	$71,376,635
Reinvestments	2,314,898	34,306,790	0	0
Redemptions	(954,128)	(13,189,762)	(10,417,561)	(123,216,930)

Net increase (decrease)	9,403,862	$138,054,271	(3,731,075)	$(51,840,295)

Class B
Sales	853,852	$12,217,962	1,807,917	$22,335,628
Reinvestments	122,328	1,809,231	0	0
Redemptions	(328,956)	(4,637,760)	(397,349)	(5,374,564)

Net increase	647,224	$9,389,433	1,410,568	$16,961,064

Increase (decrease) derived from capital share transactions		$147,443,704		$(34,879,231)

See accompanying notes to financial statements.

MSF-41

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2010		Year ended December 31,
			2009		2008(a)
Net Asset Value, Beginning of Period	$14.54		$10.16		$10.00

Income (Loss) From Investment Operations
Net investment income	0.12	(b)	0.20	(b)	0.00	(b)(f)
Net realized and unrealized gain (loss) on investments	(0.96)		4.18		0.16

Total from investment operations	(0.84)		4.38		0.16

Less Distributions
Distributions from net investment income	(0.25)		0.00		0.00
Distributions from net realized capital gains	(0.81)		0.00		0.00

Total distributions	(1.06)		0.00		0.00

Net Asset Value, End of Period	$12.64		$14.54		$10.16

Total Return (%)	(6.84	)(c)	43.11		1.60	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03	(d)	1.00		1.26	(d)
Net ratio of expenses to average net assets (%) (e)	N/A		1.00		1.15	(d)
Ratio of net investment income to average net assets (%)	1.75	(d)	1.65		0.30	(d)
Portfolio turnover rate (%)	9	(d)	26		4	(d)
Net assets, end of period (in millions)	$508.85		$448.71		$351.47

	Class B
	Six months ended June 30, 2010		Year ended December 31,
			2009		2008(a)
Net Asset Value, Beginning of Period	$14.50		$10.16		$10.00

Income (Loss) From Investment Operations
Net investment income	0.11	(b)	0.11	(b)	0.00	(b)(f)
Net realized and unrealized gain (loss) on investments	(0.98)		4.23		0.16

Total from investment operations	(0.87)		4.34		0.16

Less Distributions
Distributions from net investment income	(0.21)		0.00		0.00
Distributions from net realized capital gains	(0.81)		0.00		0.00

Total distributions	(1.02)		0.00		0.00

Net Asset Value, End of Period	$12.61		$14.50		$10.16

Total Return (%)	(6.99	)(c)	42.72		1.60	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.28	(d)	1.25		1.51	(d)
Net ratio of expenses to average net assets (%) (e)	N/A		1.25		1.40	(d)
Ratio of net investment income to average net assets (%)	1.55	(d)	0.81		0.52	(d)
Portfolio turnover rate (%)	9	(d)	26		4	(d)
Net assets, end of period (in millions)	$26.22		$20.76		$0.22

(a)	Commencement of operations was October 31, 2008.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Net ratio of expenses to average net assets includes the effect of the expense limitation agreement, if applicable, as detailed in the Notes to Financial Statements.
(f)	Net investment income was less than $0.01.

See accompanying notes to financial statements.

MSF-42

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The Met/Dimensional International Small Company Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A and Class B. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the

MSF-43

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Financial futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”).

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

MSF-44

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Fund Concentration:

The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

MSF-45

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2010	% per Annum	Average daily net assets
$2,082,579	0.850%	Of the first $100 million
	0.800%	On amounts in excess of $100 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Dimensional Fund Advisors, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife Advisers is an affiliate of MetLife and MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts paid by the Portfolio for the six months ended June 30, 2010 are shown as Distribution and service fees in the Statement of Operations.

Expense Limitation Agreement:

Pursuant to an expense agreement relating to each class of the Portfolio, MetLife Advisers had agreed, from May 1, 2009 to April 30, 2010, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceeded stated annual expense limits (based on the Portfolio’s then current fiscal year). For the Portfolio, this subsidy, and identical subsidies in effect in prior periods, was subject to the obligation of each class of the Portfolio to repay MetLife Advisers in future years, if any, when a class’ expenses fell below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may have been charged to a class in a subsequent year to the extent that the charge did not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Portfolio was obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

The expense limits (annual rates as a percentage of each class of the Portfolio’s net average daily net assets) in effect from May 1, 2009 to April 30, 2010 were 1.15% and 1.40% for Class A and B, respectively.

As of June 30, 2010, there were no expenses deferred in 2010. The amount of expenses deferred in 2008, which were recovered during the six months ended June 30, 2010 was $60,648.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating

MSF-46

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$136,378,023	$0	$23,655,323

5.	DERIVATIVE INSTRUMENTS

Authoritative accounting guidance requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Future contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the six months ended June 30, 2010, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 30 through May 12, 2010, the Portfolio had $60,012,500 in equity index futures contracts exposure. At June 30, 2010, the Portfolio did not have any open futures contacts. For the six months ended June 30, 2010, the Portfolio had realized losses in the amount of $2,564,050 which is shown under net realized gain (loss) on futures contracts in the Statement of Operations.

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard trades, the Portfolio restricts its exposure to credit losses by

MSF-47

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

No distributions were paid for the periods ended December 31, 2009 and 2008.

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$27,327,745	$8,683,519	$122,339,146	$—	$158,350,410

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future realized capital gains. As of December 31, 2009, the Portfolio had no capital loss carryforwards.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$—

8.	RECENT ACCOUNTING PRONOUNCEMENT

The Portfolio adopted Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”, effective March 31, 2010. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

9.	SUBSEQUENT EVENTS

Management completed an evaluation of the impact of all subsequent events on the Portfolio’s financial statements and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

MSF-48

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-49

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2010, the Class A and B shares of the MetLife Aggressive Allocation Portfolio returned -7.06% and -7.06%, respectively, compared to the -5.27% return of its benchmark, the Dow Jones Aggressive Index1.

MARKET ENVIRONMENT/CONDITIONS

After a strong start in 2010, common stocks fell sharply from May onward due to concerns about the overall economy and the sovereign debt crisis in Europe. The Standard & Poor’s 500 Index2 fell 6.65% during the six month period ending June 2010. The index’s second quarter return of -11.40% broke the streak of four straight quarters of positive returns. During the first half of 2010, stocks of larger companies generally fell more than the stocks of mid and smaller sized companies and growth style stocks fell more than value style stocks. The consumer and industrial sectors, while both down for the period, held up better than the energy, technology, and materials sector. Foreign stocks, as measured by the MSCI EAFE Index3, were down 13.23% during the six months ending June. On a local currency basis, foreign stocks were down only 7.34% with the remainder of the decline coming from a stronger dollar, which makes foreign securities less valuable to the U.S. dollar based investor. On a regional basis, Europe was down the most among developed countries, while Japan was down only modestly. Emerging market and small cap foreign stocks generally held up better than stocks of larger companies from developed countries.

PORTFOLIO REVIEW/CURRENT POSITIONING

The MetLife Aggressive Allocation Portfolio is structured to be broadly diversified across and within a wide variety of fixed income and equity asset classes. MetLife Advisers, LLC (“the Adviser”) uses holdings based analysis to achieve its objectives by investing in the underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. The Portfolio has a broad asset allocation goal of 100% to equities. In addition, the Portfolio has goals for the sub-asset classes that make up the broad asset category; for example, equities will be broken down by capitalization and region. To attain these goals, the Adviser establishes target percentages among the various underlying portfolios. While the broad asset class goal did not change, several small adjustments to the target allocations of the sub-asset classes and the underlying portfolios were made during the year. Most notable was a modest increase in the asset class target for foreign equities (from 27% to 29%).

The first six months of 2010 was composed of two distinct market environments. The January to April period was characterized by a continuation of the trends of the last nine months of 2009 during which risk was rewarded: strong equity returns and better bond returns in the credit sectors than in the government sectors. In May and June, the markets resembled the risk-averse period of 2008 and early 2009, where stock prices fell as investors fled to the safety of Treasury bonds. The Portfolio’s larger fixed income position dwarfed the impact of the equity segment’s negative returns on absolute performance. While the Portfolio does not have an explicit goal for cash, it did hold a residual position in cash from the various underlying portfolios. Relative to what could have been earned in bonds, holding cash detracted from the Portfolio’s relative performance within the fixed income segment. However, within the equity portfolios, the cash positions cushioned some of the decline.

Although all underlying equity portfolios produced a negative return for the six month period, some declined less than their respective benchmark index and thus added to relative performance. The biggest contributors to relative performance were the Harris Oakmark International Portfolio, the Met/Franklin Mutual Shares Portfolio, the MFS® Emerging Markets Equity Portfolio, and the Met/Dimensional International Small Company Portfolio. Harris was helped by strong stock selection, particularly in the U.K., Germany, and France. Individual holdings OMRON and British Sky Broadcasting had the most positive impact on performance during the period. The Met/Franklin Mutual Shares Portfolio’s strong relative performance was due in part to its exposure to cash, which provided ballast in a falling equity market, along with good stock selection. Three holdings that added significantly to the Portfolio’s relative performance were Dr. Pepper Snapple Group; A.P. Moller-Maersk, a Danish industrial conglomerate; and Berkshire Hathaway. Both the MFS® Emerging Markets Equity Portfolio and the Met/Dimensional International Small Company Portfolio held up better than the broader MSCI EAFE Index during the period as smaller companies and those in the faster-growing economies did better than larger companies from developed countries (especially those in Europe).

The largest detractors from performance were the BlackRock Large Cap Value Portfolio, the Jennison Growth Portfolio, the Janus Forty Portfolio, and the Van Eck Global Natural Resources Portfolio. BlackRock’s underweight position coupled with unfavorable security selection in the financial services sector, along with weak security selection in the information technology sector, caused the majority of the Portfolio’s underperformance. Jennison’s overall stock selection in several sectors detracted from Portfolio performance. Janus was hurt by its concentrated exposure within technology, including smart phone maker Research In Motion as well as Internet giant Google. Most of Van Eck’s underperformance relative to the equity market was due to its intended focus on energy and basic material stocks, both of which were down much more than other equity sectors during the period.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the advisory firm as of June 30, 2010 and are subject to change at any time based upon economic, market, or other conditions. MetLife Advisers undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation, or country diversification (or that of the underlying portfolios used in the Portfolio) is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES AGGRESSIVE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2010

	6 Months		1 Year	5 Year	Since Inception[4]
MetLife Aggressive Allocation Portfolio
Class A		-7.06	14.62	-0.99	-0.17
Class B		-7.06	14.43	-1.25	- 0.42
Dow Jones Aggressive Index		-5.27	18.67	2.29	3.26

1 The Dow Jones Aggressive Index is a benchmark designed for asset allocation strategists who are willing to take 100% of the risk of the global securities market. It is a total returns index formed by equally weighing nine equity style indexes with monthly rebalancing. The nine equity style Indexes Include: Dow Jones U.S. Large Cap Value, Dow Jones U.S. Large Cap Growth, Dow Jones U.S. Mid Cap Value, Dow Jones U.S. Small Cap Value, Dow Jones U.S. Mid Cap Growth, Dow Jones U.S. Small Cap Growth, Dow Jones Emerging Markets LN, Dow Jones Europe/Canada, and Dow Jones Asia/Pacific.

2 The Standard & Poor’s (S&P) 500® Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

3 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

4 Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2010

Top Holdings

% of Net Assets
Davis Venture Value Portfolio, (Class A)	8.0
MFS Value Portfolio, (Class A)	7.0
Pioneer Fund Portfolio, (Class A)	6.9
T. Rowe Price Large Cap Growth Portfolio, (Class A)	6.9
Jennison Growth Portfolio, (Class A)	6.8
Harris Oakmark International Portfolio, (Class A)	5.1
Met/Artisan Mid Cap Value Portfolio, (Class A)	5.1
Artio International Stock Portfolio, (Class A)	5.1
MFS Research International Portfolio, (Class A)	5.1
Met/Franklin Mutual Shares Portfolio, (Class A)	5.0

MSF-2

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 through June 30, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Aggressive Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses paid during period* January 1, 2010 to June 30, 2010
Class A(a)(b)	Actual	0.87%	$1,000.00	$929.43	$4.16
	Hypothetical	0.87%	$1,000.00	$1,020.42	$4.36

Class B(a)(b)	Actual	1.12%	$1,000.00	$929.42	$5.36
	Hypothetical	1.12%	$1,000.00	$1,019.17	$5.61

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period,

multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 3 to the Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the underlying Portfolios in which it invests.

MSF-3

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Artio International Stock Portfolio, (Class A) (a)	1,286,956	$10,514,427
BlackRock Large Cap Value Portfolio, (Class A) (a)	947,218	8,117,656
Clarion Global Real Estate Portfolio, (Class A) (b)	779,791	6,370,891
Davis Venture Value Portfolio, (Class A) (a)	642,457	16,626,790
Dreman Small Cap Value Portfolio, (Class A) (b)	510,558	6,080,750
Harris Oakmark International Portfolio, (Class A) (b)	953,001	10,606,896
Invesco Small Cap Growth Portfolio, (Class A) (b)	944,914	10,394,056
Janus Forty Portfolio, (Class A) (b)	141,974	8,081,167
Jennison Growth Portfolio, (Class A) (a)	1,458,795	14,208,667
Lazard Mid Cap Portfolio, (Class A) (b)	925,124	8,381,621
Met/Artisan Mid Cap Value Portfolio, (Class A) (a)	75,614	10,530,050
Met/Dimensional International Small Company Portfolio, (Class A) (a)	489,665	6,189,362
Met/Franklin Mutual Shares Portfolio, (Class A) (b)	1,382,252	10,491,295
MFS Emerging Markets Equity Portfolio, (Class A) (b)	971,380	8,781,277
MFS Research International Portfolio, (Class A) (b)	1,302,560	10,511,659
MFS Value Portfolio, (Class A) (a)	1,419,420	14,534,856
Neuberger Berman Genesis Portfolio, (Class A) (a)	694,312	6,352,956

Security Description	Shares	Value*

Affiliated Investment Companies—(Continued)
Pioneer Fund Portfolio, (Class A) (b)	1,273,235	$14,311,165
T. Rowe Price Large Cap Growth Portfolio, (Class A) (a)	1,205,507	14,273,205
T. Rowe Price Mid Cap Growth Portfolio, (Class A) (b)	1,084,494	8,339,759
Van Eck Global Natural Resources Portfolio, (Class A) (a)	314,214	3,874,258

Total Mutual Funds (Identified Cost $221,992,360)		207,572,763

Total Investments—100.0% (Identified Cost $221,992,360) (c)		207,572,763
Liabilities in excess of other assets		(48,149)

Net Assets—100.0%		$207,524,614

(a)	A Portfolio of Metropolitan Series Fund, Inc.
(b)	A Portfolio of Met Investors Series Trust.
(c)	The aggregate cost of investments for federal income tax purposes as of June 30, 2010 was $221,992,360 and the composition of unrealized appreciation and depreciation of investment securities was $6,781,316 and $(21,200,913), respectively.

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between level 1 and level 2 deemed significant (greater than 10% of total assets), if any, will be disclosed following the valuation table below. For the period ended June 30, 2010, there were no transfers between levels 1 and 2. For information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value of the Portfolio’s investments as of June 30, 2010:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$207,572,763	$—	$—	$207,572,763
Total Investments	$207,572,763	$—	$—	$207,572,763

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Statement of Assets & Liabilities

June 30, 2010 (Unaudited)

Assets
Affiliated investments at value (a)		$207,572,763
Receivable for:
Securities sold		114,415
Fund shares sold		103,098
Due from investment adviser		9,441

Total Assets		207,799,717
Liabilities
Payable for:
Fund shares redeemed	$217,514
Accrued expenses:
Distribution and service fees	35,054
Deferred directors’ fees	8,168
Other expenses	14,367

Total Liabilities		275,103

Net Assets		$207,524,614

Net assets consists of:
Paid in surplus		$278,732,026
Undistributed net investment income		2,167,924
Accumulated net realized losses		(58,955,739)
Unrealized depreciation on investments		(14,419,597)

Net Assets		$207,524,614

Net Assets
Class A		$44,523,509
Class B		163,001,105

Capital Shares (Authorized) Outstanding
Class A (10,000,000)		5,175,714
Class B (35,000,000)		18,998,754

Net Asset Value, Offering and Redemption Price Per Share
Class A		$8.60
Class B		8.58

(a)	Identified cost of investments was $221,992,360.

Statement of Operations

Six months ended June 30, 2010 (Unaudited)

Investment Income
Dividends from Underlying Portfolios		$2,554,117

Expenses
Management fees	$109,327
Distribution and service fees—Class B	215,748
Directors’ fees and expenses	4,233
Custodian and accounting	10,459
Audit and tax services	9,000
Legal	335
Miscellaneous	3,262

Total expenses	352,364
Expense reimbursements	(27,289)	325,075

Net Investment Income		2,229,042

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	(2,924,919)
Capital gains distributions from Underlying Portfolios	883,308	(2,041,611)

Net change in unrealized depreciation on:
Investments		(16,365,830)

Net realized and unrealized loss		(18,407,441)

Net Decrease in Net Assets From Operations		$(16,178,399)

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$2,229,042	$2,401,615
Net realized loss	(2,041,611)	(47,185,264)
Net change in unrealized appreciation (depreciation)	(16,365,830)	95,975,000

Increase (decrease) in net assets from operations	(16,178,399)	51,191,351

From Distributions to Shareholders
Net investment income
Class A	(573,458)	(780,346)
Class B	(1,756,129)	(2,989,194)

	(2,329,587)	(3,769,540)

Net realized capital gain
Class A	0	(56,605)
Class B	0	(244,729)

	0	(301,334)

Total distributions	(2,329,587)	(4,070,874)

Increase in net assets from capital share transactions	8,167,524	19,253,896

Total increase (decrease) in net assets	(10,340,462)	66,374,373

Net Assets
Beginning of the period	217,865,076	151,490,703

End of the period	$207,524,614	$217,865,076

Undistributed Net Investment Income
End of the period	$2,167,924	$2,268,469

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	847,881	$7,981,496	1,493,576	$11,609,750
Reinvestments	57,692	573,458	122,361	836,951
Redemptions	(397,681)	(3,712,831)	(711,735)	(5,589,075)

Net increase	507,892	$4,842,123	904,202	$6,857,626

Class B
Sales	2,036,708	$19,220,766	4,500,427	$34,673,001
Reinvestments	177,029	1,756,129	473,488	3,233,923
Redemptions	(1,895,042)	(17,651,494)	(3,311,636)	(25,510,654)

Net increase	318,695	$3,325,401	1,662,279	$12,396,270

Increase derived from capital share transactions		$8,167,524		$19,253,896

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$9.36		$7.31	$12.66	$12.29	$11.21	$10.00

Income (Loss) From Investment Operations
Net investment income	0.11	(b)	0.12 (b)	0.12 (b)	0.06 (b)	0.12	0.04
Net realized and unrealized gain (loss) on investments	(0.75)		2.13	(5.07)	0.37	1.62	1.24

Total from investment operations	(0.64)		2.25	(4.95)	0.43	1.74	1.28

Less Distributions
Distributions from net investment income	(0.12)		(0.19)	(0.09)	(0.04)	(0.13)	(0.04)
Distributions from net realized capital gains	0.00		(0.01)	(0.31)	(0.02)	(0.53)	(0.03)

Total distributions	(0.12)		(0.20)	(0.40)	(0.06)	(0.66)	(0.07)

Net Asset Value, End of Period	$8.60		$9.36	$7.31	$12.66	$12.29	$11.21

Total Return (%)	(7.06	)(c)	31.92	(40.28)	3.48	16.07	12.72	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.12	(d)	0.14	0.13	0.14	0.17	1.76	(d)
Net ratio of expenses to average net assets (%) (e)(f)	0.10	(d)	0.10	0.10	0.10	0.10	0.10	(d)
Ratio of net investment income to average net assets (%) (g)	2.26	(d)	1.54	1.16	0.47	0.83	1.53	(d)
Portfolio turnover rate (%)	37	(d)	41	39	25	37	57	(d)
Net assets, end of period (in millions)	$44.52		$43.68	$27.53	$37.72	$19.44	$2.87

	Class B
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$9.32		$7.28	$12.61	$12.24	$11.19	$10.00

Income (Loss) From Investment Operations
Net investment income	0.09	(b)	0.10 (b)	0.09 (b)	0.02 (b)	0.10	0.03
Net realized and unrealized gain (loss) on investments	(0.73)		2.12	(5.06)	0.38	1.60	1.23

Total from investment operations	(0.64)		2.22	(4.97)	0.40	1.70	1.26

Less Distributions
Distributions from net investment income	(0.10)		(0.17)	(0.05)	(0.01)	(0.12)	(0.04)
Distributions from net realized capital gains	0.00		(0.01)	(0.31)	(0.02)	(0.53)	(0.03)

Total distributions	(0.10)		(0.18)	(0.36)	(0.03)	(0.65)	(0.07)

Net Asset Value, End of Period	$8.58		$9.32	$7.28	$12.61	$12.24	$11.19

Total Return (%)	(7.06	)(c)	31.49	(40.45)	3.27	15.66	12.56	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.37	(d)	0.39	0.38	0.39	0.42	2.01	(d)
Net ratio of expenses to average net assets (%) (e)(f)	0.35	(d)	0.35	0.35	0.35	0.35	0.35	(d)
Ratio of net investment income to average net assets (%) (g)	1.98	(d)	1.34	0.93	0.16	0.31	1.29	(d)
Portfolio turnover rate (%)	37	(d)	41	39	25	37	57	(d)
Net assets, end of period (in millions)	$163.00		$174.19	$123.97	$199.27	$67.29	$7.38

(a)	Commencement of operations was May 2, 2005.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	The ratio of expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(f)	Net ratio of expenses to average net assets includes the effect of the expense limitation agreement as detailed in the Notes to Financial Statements.
(g)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The MetLife Aggressive Allocation Portfolio (the “Asset Allocation Portfolio”) is a diversified series of the fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although not all Portfolios are available to all such separate accounts. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Asset Allocation Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Valuation:

Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income:

Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes:

It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net

MSF-8

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios, capital loss carryforwards, post October loss deferral and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2010	% per Annum	Average daily net assets
$109,327	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in certain Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife Advisers is an affiliate of MetLife and MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts paid by the Asset Allocation Portfolio for the six months ended June 30, 2010 are shown as Distribution and service fees in the Statement of Operations.

Expense Limitation Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2010 to April 30, 2011, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’s expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2010 to April 30, 2011 are 0.10% and 0.35% for Class A and B, respectively.

As of December 31, 2009, the amount of expenses deferred in 2005 subject to repayment until December 31, 2010 was $38,508 for the Asset Allocation Portfolio. The amount of expenses deferred in 2006 subject to repayment until December 31, 2011 was $33,960. The amount of expenses deferred in 2007 subject to repayment until December 31, 2012 was $59,166. The amount of expenses deferred in 2008 subject to repayment until December 31, 2013 was $56,386. The amount of expenses deferred in 2009 subject to repayment until December 31, 2014 was $66,722. The amount of expenses deferred in 2010 subject to repayment until December 31, 2015 was $27,289.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Asset Allocation Portfolio for the six months ended June 30, 2010 were $48,624,165 and $39,678,057, respectively.

5.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in Underlying Portfolios during the six months ended June 30, 2010 were as follows:

Underlying Portfolio (Class A)	Number of shares held as of December 31, 2009	Shares Purchased	Shares Sold	Number of shares held as of June 30, 2010
Artio International Stock	904,042	422,820	39,906	1,286,956
BlackRock Large Cap Value	2,296,119	134,997	1,483,898	947,218
Clarion Global Real Estate	677,350	132,497	30,056	779,791
Davis Venture Value	621,831	52,376	31,750	642,457
Dreman Small Cap Value	527,626	35,793	52,861	510,558
FI Mid Cap Opportunities	361,359	13,554	374,913	0
Harris Oakmark International	894,054	94,707	35,760	953,001
Invesco Small Cap Growth	981,714	58,982	95,782	944,914
Janus Forty	134,688	12,655	5,369	141,974
Jennison Growth	1,619,818	116,997	278,020	1,458,795
Lazard Mid Cap	465,109	491,307	31,292	925,124
Met/Artisan Mid Cap Value	60,143	19,232	3,761	75,614
Met/Dimensional International Small Company	427,325	80,125	17,785	489,665
Met/Franklin Mutual Shares	1,838,608	128,094	584,450	1,382,252
MFS Emerging Markets Equity	691,222	309,467	29,309	971,380
MFS Research International	904,844	437,762	40,046	1,302,560
MFS Value	1,353,533	125,675	59,788	1,419,420
Neuberger Berman Genesis	0	699,733	5,421	694,312
Pioneer Fund	1,065,330	259,880	51,975	1,273,235
T. Rowe Price Large Cap Growth	1,381,612	84,864	260,969	1,205,507
T. Rowe Price Mid Cap Growth	574,873	549,282	39,661	1,084,494
Van Eck Global Natural Resources	295,352	41,632	22,770	314,214

MSF-10

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of June 30, 2010
Artio International Stock	$(290,120)	$0	$135,705	$10,514,427
BlackRock Large Cap Value	(2,316,437)	0	232,046	8,117,656
Clarion Global Real Estate	(153,936)	0	576,780	6,370,891
Davis Venture Value	(261,304)	0	177,195	16,626,790
Dreman Small Cap Value	(49,184)	0	56,726	6,080,750
FI Mid Cap Opportunities	159,201	0	0	0
Harris Oakmark International	(188,907)	0	231,392	10,606,896
Invesco Small Cap Growth	(246,126)	0	0	10,394,056
Janus Forty	69,070	0	153,098	8,081,167
Jennison Growth	(454,523)	0	106,439	14,208,667
Lazard Mid Cap	(98,603)	0	48,390	8,381,621
Met/Artisan Mid Cap Value	114,511	0	67,662	10,530,050
Met/Dimensional International Small Company	78,276	358,001	108,632	6,189,362
Met/Franklin Mutual Shares	1,251,911	198,792	0	10,491,295
MFS Emerging Markets Equity	87,276	0	82,809	8,781,277
MFS Research International	(148,216)	0	164,956	10,511,659
MFS Value	(132,637)	0	220,674	14,534,856
Neuberger Berman Genesis	(4,567)	0	0	6,352,956
Pioneer Fund	135,691	0	120,856	14,311,165
Russell 2000 Index	(9)	0	0	0
T. Rowe Price Large Cap Growth	(661,449)	0	48,464	14,273,205
T. Rowe Price Mid Cap Growth	74,492	0	0	8,339,759
Van Eck Global Natural Resources	110,673	326,515	22,296	3,874,258

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$3,789,802	$2,183,622	$281,072	$4,872,959	$—	$—	$4,070,874	$7,056,581

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total
$2,271,992	$—	$(14,087,111)	$(40,789,597)	$(52,604,716)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future realized capital gains. As of December 31, 2009, the Asset Allocation Portfolio had $40,789,597 in capital loss carryforwards expiring on December 31, 2017.

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Asset Allocation Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$(90,633)

7.	RECENT ACCOUNTING PRONOUNCEMENT

The Portfolio adopted Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”, effective March 31, 2010. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about

MSF-11

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

8.	SUBSEQUENT EVENTS

Management completed an evaluation of the impact of all subsequent events on the Portfolio’s financial statements and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

MSF-12

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-13

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2010, the Class A and B shares of the MetLife Conservative Allocation Portfolio returned 3.53% and 3.41%, respectively, compared to the 2.06% return of its benchmark, the Dow Jones Conservative Index1.

MARKET ENVIRONMENT/CONDITIONS

After a strong start in 2010, common stocks fell sharply from May onward due to concerns about the overall economy and the sovereign debt crisis in Europe. The Standard & Poor’s 500 Index2 fell 6.65% during the six month period ending June 2010. The index’s second quarter return of -11.40% broke the streak of four straight quarters of positive returns. During the first half of 2010, stocks of larger companies generally fell more than the stocks of mid and smaller sized companies and growth style stocks fell more than value style stocks. The consumer and industrial sectors, while both down for the period, held up better than the energy, technology, and materials sector. Foreign stocks, as measured by the MSCI EAFE Index3, were down 13.23% during the six months ending June. On a local currency basis, foreign stocks were down only 7.34% with the remainder of the decline coming from a stronger dollar, which makes foreign securities less valuable to the U.S. dollar based investor. On a regional basis, Europe was down the most among developed countries, while Japan was down only modestly. Emerging market and small cap foreign stocks generally held up better than stocks of larger companies from developed countries. In response to concerns about the strength and duration of the economic recovery, Treasury yields fell as investors sought the safety of government securities. Spreads between these relatively safe Treasuries and riskier corporate bonds widened as investors worried about borrowers’ abilities to repay loans in an uncertain economic environment.

PORTFOLIO REVIEW/CURRENT POSITIONING

The MetLife Conservative Allocation Portfolio is structured to be broadly diversified across and within a wide variety of fixed income and equity asset classes. MetLife Advisers, LLC (“the Adviser”) uses holdings based analysis to achieve its objectives by investing in the underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. The Portfolio has a broad asset allocation goal of 80% to fixed income and 20% to equities. In addition, the Portfolio has goals for the sub-asset classes that make up the broad asset category; for example, equities will be broken down by capitalization and region. To attain these goals, the Adviser establishes target percentages among the various underlying portfolios. While the broad asset class goal did not change, several small adjustments to the target allocations of the sub-asset classes and the underlying portfolios were made during the year. Most notable was a modest increase in the asset class target for foreign equities (from 4% to 5%).

The first six months of 2010 was composed of two distinct market environments. The January to April period was characterized by a continuation of the trends of the last nine months of 2009 during which risk was rewarded: strong equity returns and better bond returns in the credit sectors than in the government sectors. In May and June, the markets resembled the risk-averse period of 2008 and early 2009, where stock prices fell as investors fled to the safety of Treasury bonds. The Portfolio’s larger fixed income position dwarfed the impact of the equity segment’s negative returns on absolute performance. While the Portfolio does not have an explicit goal for cash, it did hold a residual position in cash from the various underlying portfolios. Relative to what could have been earned in bonds, holding cash detracted from the Portfolio’s relative performance within the fixed income segment. However, within the equity portfolios, the cash positions cushioned some of the decline.

The PIMCO Total Return Portfolio—the single largest exposure within the fixed income segment of the Portfolio—contributed the most to both absolute and relative return during the six month period ending June, owing to flexible interest rate strategies and limited risk exposures. In addition, the Met/Templeton International Bond Portfolio, despite overall weakness within foreign bonds, did much better than its benchmark and added to the Portfolio’s relative performance. Aiding results were its currency and duration positioning, in particular a lack of exposure to the weaker European regions and a bias towards emerging market countries with faster-growing economies. While still positive for the full six month period, those underlying portfolios with a larger focus on below-investment grade credit (BlackRock High Yield Portfolio and Lord Abbett Bond Debenture Portfolio) lagged the broad bond indices as concerns about the health of the recovery increased, especially in the last two months of the period. The Western Asset Management Strategic Bond Opportunities Portfolio also helped performance due to its exposure to the recovering non-agency mortgage bond sector and an overweight duration position versus the benchmark in a period when the overall level of interest declined.

Although all underlying equity portfolios produced a negative return for the six month period, some declined less than their respective benchmark index and thus added to relative performance. The biggest contributors to relative performance were the Harris Oakmark International Portfolio, the Met/Franklin Mutual Shares Portfolio, and the Artio International Stock Portfolio. Harris was helped by strong stock selection, particularly in the U.K., Germany, and France. Individual holdings OMRON and British Sky Broadcasting had the most positive impact on performance during the period. The Met/Franklin Mutual Shares Portfolio’s strong relative performance was due in part to its exposure to cash, which provided ballast in a falling equity market, along with good stock selection. Three holdings that added significantly to the Portfolio’s relative performance were Dr. Pepper Snapple Group; A.P. Moller-Maersk, a Danish industrial conglomerate; and Berkshire Hathaway. The Artio International Stock Portfolio held up better than the broader MSCI EAFE Index during the period as strong sector allocation, currency hedging, and avoiding some of the faltering financial institutions in developed regions helped contribute to performance.

MSF-1

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

The largest detractors from performance were the BlackRock Large Cap Value Portfolio, the Jennison Growth Portfolio, and the MFS® Value Portfolio. BlackRock’s underweight position coupled with unfavorable security selection in the financial services sector, along with weak security selection in the information technology sector, caused the majority of the Portfolio’s underperformance. Jennison’s overall stock selection in several sectors detracted from Portfolio performance. Stock selection in the financial services sector was the principal detractor for the MFS® Value Portfolio, as they owned Goldman Sachs Group, State Street Corp., and Bank of New York Mellon.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the advisory firm as of June 30, 2010 and are subject to change at any time based upon economic, market, or other conditions. MetLife Advisers undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation, or country diversification (or that of the underlying portfolios used in the Portfolio) is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES CONSERVATIVE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2010

	6 Months	1 Year	5 Year	Since Inception[4]
MetLife Conservative Allocation Portfolio
Class A	3.53	15.78	4.39	4.70
Class B	3.41	15.49	4.14	4.45
Dow Jones Conservative Index	2.06	9.49	4.85	4.90

1 The Dow Jones Conservative Index is a benchmark designed for asset allocation strategists who are willing to take 20% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash using a combination of various indices (both domestic and foreign) from Barclays and Dow Jones.

2 The Standard & Poor’s (S&P) 500® Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

3 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

4 Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2010

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio, (Class A)	24.8
BlackRock Bond Income Portfolio, (Class A)	21.9
Western Asset Management U.S. Government Portfolio, (Class A)	13.5
Western Asset Management Strategic Bond Opportunities Portfolio, (Class A)	7.2
PIMCO Inflation Protected Bond Portfolio, (Class A)	5.2
Met/Templeton International Bond Portfolio, (Class A)	3.9
Pioneer Fund Portfolio, (Class A)	2.6
Met/Eaton Vance Floating Rate Bond Portfolio, (Class A)	2.0
Lord Abbett Bond Debenture Portfolio, (Class A)	2.0
BlackRock High Yield Portfolio, (Class A)	2.0

MSF-3

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 through June 30, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Conservative Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses paid during period* January 1, 2010 to June 30, 2010
Class A(a)(b)	Actual	0.67%	$1,000.00	$1,035.30	$3.38
	Hypothetical	0.67%	$1,000.00	$1,021.43	$3.36

Class B(a)(b)	Actual	0.92%	$1,000.00	$1,034.14	$4.64
	Hypothetical	0.92%	$1,000.00	$1,020.17	$4.61

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 3 to the Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Artio International Stock Portfolio, (Class A) (a)	543,080	$4,436,967
BlackRock Bond Income Portfolio, (Class A) (a)	1,025,587	109,009,642
BlackRock High Yield Portfolio, (Class A) (b)	1,251,013	9,857,981
BlackRock Large Cap Value Portfolio, (Class A) (a)	500,351	4,288,005
Davis Venture Value Portfolio, (Class A) (a)	338,885	8,770,344
Dreman Small Cap Value Portfolio, (Class A) (b)	359,491	4,281,539
Harris Oakmark International Portfolio, (Class A) (b)	402,348	4,478,137
Jennison Growth Portfolio, (Class A) (a)	883,135	8,601,731
Lazard Mid Cap Portfolio, (Class A) (b)	488,325	4,424,220
Lord Abbett Bond Debenture Portfolio, (Class A) (b)	835,741	9,886,818
Met/Artisan Mid Cap Value Portfolio, (Class A) (a)	63,824	8,888,124
Met/Eaton Vance Floating Rate Portfolio, (Class A) (b)	1,009,835	9,896,381
Met/Franklin Mutual Shares Portfolio, (Class A) (b)	1,165,473	8,845,941
Met/Templeton International Bond Portfolio, (Class A) (b)	1,704,986	19,487,989
MFS Research International Portfolio, (Class A) (b)	548,372	4,425,360
MFS Value Portfolio, (Class A) (a)	852,098	8,725,487
PIMCO Inflation Protected Bond Portfolio, (Class A) (b)	2,322,273	25,916,570

Security Description	Shares	Value*

Affiliated Investment Companies—(Continued)
PIMCO Total Return Portfolio, (Class A) (b)	10,160,723	$123,655,997
Pioneer Fund Portfolio, (Class A) (b)	1,156,400	12,997,938
T. Rowe Price Large Cap Growth Portfolio, (Class A) (a)	363,706	4,306,283
Western Asset Management Strategic Bond Opportunities Portfolio, (Class A) (a)	2,925,902	35,900,817
Western Asset Management U.S. Government Portfolio, (Class A) (a)	5,557,144	67,352,581

Total Mutual Funds (Identified Cost $486,177,438)		498,434,852

Total Investments—100.0% (Identified Cost $486,177,438) (c)		498,434,852
Liabilities in excess of other assets		(129,235)

Net Assets—100.0%		$498,305,617

(a)	A Portfolio of Metropolitan Series Fund, Inc.
(b)	A Portfolio of Met Investors Series Trust.
(c)	The aggregate cost of investments for federal income tax purposes as of June 30, 2010, was $486,177,438 and the composition of unrealized appreciation and depreciation of investment securities was $17,256,724 and $(4,999,310), respectively.

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between level 1 and level 2 deemed significant (greater than 10% of total assets), if any, will be disclosed following the valuation table below. For the period ended June 30, 2010, there were no transfers between levels 1 and 2. For information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value of the Portfolio’s investments as of June 30, 2010:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$498,434,852	$—	$—	$498,434,852
Total Investments	$498,434,852	$—	$—	$498,434,852

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Statement of Assets & Liabilities

June 30, 2010 (Unaudited)

Assets
Affiliated investments at value (a)		$498,434,852
Cash		1
Receivable for:
Fund shares sold		304,704

Total Assets		498,739,557
Liabilities
Payable for:
Securities purchased	$222,053
Fund shares redeemed	82,651
Accrued expenses:
Management fees	14,042
Distribution and service fees	94,172
Deferred directors’ fees	6,707
Other expenses	14,315

Total Liabilities		433,940

Net Assets		$498,305,617

Net assets consists of:
Paid in surplus		$485,632,979
Undistributed net investment income		14,700,186
Accumulated net realized losses		(14,284,962)
Unrealized appreciation on investments		12,257,414

Net Assets		$498,305,617

Net Assets
Class A		$34,885,695
Class B		463,419,922

Capital Shares (Authorized) Outstanding
Class A (10,000,000)		3,229,689
Class B (75,000,000)		43,111,916

Net Asset Value, Offering and Redemption Price Per Share
Class A		$10.80
Class B		10.75

(a)	Identified cost of investments was $486,177,438.

Statement of Operations

Six months ended June 30, 2010 (Unaudited)

Investment Income
Dividends from Underlying Portfolios		$15,757,762

Expenses
Management fees	$231,211
Distribution and service fees—Class B	536,986
Directors’ fees and expenses	2,772
Custodian and accounting	10,459
Audit and tax services	9,000
Legal	461
Miscellaneous	3,763

Total expenses	794,652
Expense reimbursements	(26,455)	768,197

Net Investment Income		14,989,565

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	7,891,125
Capital gains distributions from Underlying Portfolios	1,615,130	9,506,255

Net change in unrealized depreciation on:
Investments		(9,129,414)

Net realized and unrealized gain		376,841

Net Increase in Net Assets From Operations		$15,366,406

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$14,989,565	$15,684,796
Net realized gain (loss)	9,506,255	(16,284,329)
Net change in unrealized appreciation (depreciation)	(9,129,414)	63,163,641

Increase in net assets from operations	15,366,406	62,564,108

From Distributions to Shareholders
Net investment income
Class A	(1,365,429)	(939,677)
Class B	(16,871,587)	(8,856,851)

	(18,237,016)	(9,796,528)

Net realized capital gain
Class A	0	(176,849)
Class B	0	(1,798,209)

	0	(1,975,058)

Total distributions	(18,237,016)	(11,771,586)

Increase in net assets from capital share transactions	65,742,756	133,543,984

Total increase in net assets	62,872,146	184,336,506

Net Assets
Beginning of the period	435,433,471	251,096,965

End of the period	$498,305,617	$435,433,471

Undistributed Net Investment Income
End of the period	$14,700,186	$17,947,637

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	565,077	$6,203,061	1,091,924	$10,843,716
Reinvestments	124,697	1,365,429	122,025	1,116,526
Redemptions	(321,716)	(3,551,064)	(1,116,946)	(10,961,580)

Net increase	368,058	$4,017,426	97,003	$998,662

Class B
Sales	8,396,612	$91,293,037	18,024,541	$178,930,264
Reinvestments	1,547,852	16,871,587	1,169,600	10,655,060
Redemptions	(4,235,711)	(46,439,294)	(5,831,579)	(57,040,002)

Net increase	5,708,753	$61,725,330	13,362,562	$132,545,322

Increase derived from capital share transactions		$65,742,756		$133,543,984

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$10.87		$9.42	$11.18	$10.58	$10.37	$10.00

Income (Loss) From Investment Operations
Net investment income	0.37	(b)	0.53 (b)	0.39 (b)	0.22 (b)	0.36	0.03
Net realized and unrealized gain (loss) on investments	0.02		1.35	(1.94)	0.39	0.36	0.38

Total from investment operations	0.39		1.88	(1.55)	0.61	0.72	0.41

Less Distributions
Distributions from net investment income	(0.46)		(0.36)	(0.12)	0.00	(0.37)	(0.03)
Distributions from net realized capital gains	0.00		(0.07)	(0.09)	(0.01)	(0.14)	(0.01)

Total distributions	(0.46)		(0.43)	(0.21)	(0.01)	(0.51)	(0.04)

Net Asset Value, End of Period	$10.80		$10.87	$9.42	$11.18	$10.58	$10.37

Total Return (%)	3.53	(c)	20.73	(14.10)	5.74	7.25	4.13	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.11	(d)	0.12	0.12	0.15	0.19	1.05	(d)
Net ratio of expenses to average net assets (%) (e)(f)	0.10	(d)	0.10	0.10	0.10	0.10	0.10	(d)
Ratio of net investment income to average net assets (%) (g)	6.76	(d)	5.36	3.77	2.05	2.75	0.96	(d)
Portfolio turnover rate (%)	39	(d)	22	25	40	24	32	(d)
Net assets, end of period (in millions)	$34.89		$31.11	$26.03	$25.45	$11.03	$2.79

	Class B
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$10.81		$9.36	$11.12	$10.54	$10.36	$10.00

Income (Loss) From Investment Operations
Net investment income	0.35	(b)	0.47 (b)	0.33 (b)	0.19 (b)	0.34	0.03
Net realized and unrealized gain (loss) on investments	0.03		1.38	(1.90)	0.40	0.34	0.37

Total from investment operations	0.38		1.85	(1.57)	0.59	0.68	0.40

Less Distributions
Distributions from net investment income	(0.44)		(0.33)	(0.10)	0.00	(0.36)	(0.03)
Distributions from net realized capital gains	0.00		(0.07)	(0.09)	(0.01)	(0.14)	(0.01)

Total distributions	(0.44)		(0.40)	(0.19)	(0.01)	(0.50)	(0.04)

Net Asset Value, End of Period	$10.75		$10.81	$9.36	$11.12	$10.54	$10.36

Total Return (%)	3.41	(c)	20.52	(14.39)	5.57	6.89	3.97	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.36	(d)	0.37	0.37	0.40	0.44	1.30	(d)
Net ratio of expenses to average net assets (%) (e)(f)	0.35	(d)	0.35	0.35	0.35	0.35	0.35	(d)
Ratio of net investment income to average net assets (%) (g)	6.46	(d)	4.73	3.22	1.77	1.89	1.00	(d)
Portfolio turnover rate (%)	39	(d)	22	25	40	24	32	(d)
Net assets, end of period (in millions)	$463.42		$404.32	$225.07	$146.65	$56.25	$12.64

(a)	Commencement of operations was May 2, 2005.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	The ratio of expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(f)	Net ratio of expenses to average net assets includes the effect of the expense limitation agreement as detailed in the Notes to Financial Statements.
(g)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The MetLife Conservative Allocation Portfolio (the “Asset Allocation Portfolio”) is a diversified series of the fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although not all Portfolios are available to all such separate accounts. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Asset Allocation Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Valuation:

Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income:

Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purpose.

Income Taxes:

It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net

MSF-9

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios, capital loss carryforwards and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2010	% per Annum	Average daily net assets
$231,211	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in certain Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife Advisers is an affiliate of MetLife and MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts paid by the Asset Allocation Portfolio for the six months ended June 30, 2010 are shown as Distribution and service fees in the Statement of Operations.

Expense Limitation Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2010 to April 30, 2011, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’s expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

MSF-10

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2010 to April 30, 2011 are 0.10% and 0.35% for Class A and B, respectively.

As of December 31, 2009, the amount of expenses deferred in 2005 subject to repayment until December 31, 2010 was $39,997. The amount of expenses deferred in 2006 subject to repayment until December 31, 2011 was $32,823. The amount of expenses deferred in 2007 subject to repayment until December 31, 2012 was $52,647. The amount of expenses deferred in 2008 subject to repayment until December 31, 2013 was $57,938. The amount of expenses deferred in 2009 subject to repayment until December 31, 2014 was $70,498. The amount of expenses deferred in 2010 subject to repayment until December 31, 2015 was $26,455.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Asset Allocation Portfolio for the six months ended June 30, 2010 were $154,706,126 and $90,594,660, respectively.

5.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the six months ended June 30, 2010 were as follows:

Underlying Portfolio (Class A)	Number of shares held as of December 31, 2009	Shares Purchased	Shares Sold	Number of shares held as of June 30, 2010
Artio International Stock	476,042	94,727	27,689	543,080
BlackRock Bond Income	815,970	232,104	22,487	1,025,587
BlackRock High Yield	1,113,273	222,996	85,256	1,251,013
BlackRock Large Cap Value	1,933,910	165,223	1,598,782	500,351
Davis Venture Value	327,373	45,320	33,808	338,885
Dreman Small Cap Value	370,350	48,615	59,474	359,491
Harris Oakmark International	376,608	57,732	31,992	402,348
Jennison Growth	426,354	468,508	11,727	883,135
Lazard Mid Cap	489,741	65,873	67,289	488,325
Lord Abbett Bond Debenture	1,086,641	191,670	442,570	835,741
Met/Artisan Mid Cap Value	31,650	33,793	1,619	63,824
Met/Eaton Vance Floating Rate	0	1,011,973	2,138	1,009,835
Met/Franklin Mutual Shares	1,660,198	197,596	692,321	1,165,473
Met/Templeton International Bond	1,981,549	246,321	522,884	1,704,986
MFS Research International	476,479	92,424	20,531	548,372
MFS Value	1,629,010	175,694	952,606	852,098
PIMCO Inflation Protected	2,305,327	424,127	407,181	2,322,273
PIMCO Total Return	8,566,999	1,826,335	232,611	10,160,723
Pioneer Fund	0	1,158,960	2,560	1,156,400
T. Rowe Price Large Cap Growth	363,583	46,821	46,698	363,706
Western Asset Management Strategic Bond Opportunities	4,617,412	765,825	2,457,335	2,925,902
Western Asset Management U.S. Government	2,151,184	3,471,359	65,399	5,557,144

MSF-11

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of June 30, 2010
Artio International Stock	$(158,581)	$0	$73,352	$4,436,967
BlackRock Bond Income	15,957	0	3,668,873	109,009,642
BlackRock High Yield	4,310	0	631,123	9,857,981
BlackRock Large Cap Value	1,829,710	0	200,655	4,288,005
Davis Venture Value	(110,989)	0	95,758	8,770,344
Dreman Small Cap Value	4,107	0	40,887	4,281,539
Harris Oakmark International	(34,379)	0	100,079	4,478,137
Jennison Growth	(17,540)	0	28,763	8,601,731
Lazard Mid Cap	(124,945)	0	52,317	4,424,220
Lord Abbett Bond Debenture	(53,714)	0	900,176	9,886,818
Met/Artisan Mid Cap Value	51,295	0	36,555	8,888,124
Met/Eaton Vance Floating Rate	(231)	0	0	9,896,381
Met/Franklin Mutual Shares	1,507,934	184,130	0	8,845,941
Met/Templeton International Bond	983,722	8,221	174,598	19,487,989
MFS Research International	(70,280)	0	89,149	4,425,360
MFS Value	2,804,369	0	272,544	8,725,487
PIMCO Inflation Protected	368,305	739,707	707,326	25,916,570
PIMCO Total Return	173,862	604,105	4,183,013	123,655,997
Pioneer Fund	(1,990)	0	0	12,997,938
T. Rowe Price Large Cap Growth	155,496	0	13,100	4,306,283
Western Asset Management Strategic Bond Opportunities	567,457	0	3,740,438	35,900,817
Western Asset Management U.S. Government	(2,747)	78,967	749,056	67,352,581

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$9,811,321	$2,773,815	$1,960,265	$1,482,865	$—	$—	$11,771,586	$4,256,680

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$17,951,712	$—	$9,813,998	$(12,218,390)	$15,547,320

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future realized capital gains. As of December 31, 2009, the Asset Allocation Portfolio had $12,218,390 in capital loss carryforwards expiring on December 31, 2017.

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Asset Allocation Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$—

7.	RECENT ACCOUNTING PRONOUNCEMENT

The Portfolio adopted Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”, effective March 31, 2010. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases,

MSF-12

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

8.	SUBSEQUENT EVENTS

Management completed an evaluation of the impact of all subsequent events on the Portfolio’s financial statements and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

MSF-13

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-14

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2010, the Class A and B shares of the MetLife Conservative to Moderate Allocation Portfolio returned 0.76% and 0.65%, respectively, compared to the 0.39% return of its benchmark, the Dow Jones Moderately Conservative Index1.

MARKET ENVIRONMENT/CONDITIONS

After a strong start in 2010, common stocks fell sharply from May onward due to concerns about the overall economy and the sovereign debt crisis in Europe. The Standard & Poor’s 500 Index2 fell 6.65% during the six month period ending June 2010. The index’s second quarter return of -11.40% broke the streak of four straight quarters of positive returns. During the first half of 2010, stocks of larger companies generally fell more than the stocks of mid and smaller sized companies and growth style stocks fell more than value style stocks. The consumer and industrial sectors, while both down for the period, held up better than the energy, technology, and materials sector. Foreign stocks, as measured by the MSCI EAFE Index3, were down 13.23% during the six months ending June. On a local currency basis, foreign stocks were down only 7.34% with the remainder of the decline coming from a stronger dollar, which makes foreign securities less valuable to the U.S. dollar based investor. On a regional basis, Europe was down the most among developed countries, while Japan was down only modestly. Emerging market and small cap foreign stocks generally held up better than stocks of larger companies from developed countries. In response to concerns about the strength and duration of the economic recovery, Treasury yields fell as investors sought the safety of government securities. Spreads between these relatively safe Treasuries and riskier corporate bonds widened as investors worried about borrowers’ abilities to repay loans in an uncertain economic environment.

PORTFOLIO REVIEW/CURRENT POSITIONING

The MetLife Conservative to Moderate Allocation Portfolio is structured to be broadly diversified across and within a wide variety of fixed income and equity asset classes. MetLife Advisers, LLC (“the Adviser”) uses holdings based analysis to achieve its objectives by investing in the underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. The Portfolio has a broad asset allocation goal of 60% to fixed income and 40% to equities. In addition, the Portfolio has goals for the sub-asset classes that make up the broad asset category; for example, equities will be broken down by capitalization and region. To attain these goals, the Adviser establishes target percentages among the various underlying portfolios. While the broad asset class goal did not change, several small adjustments to the target allocations of the sub-asset classes and the underlying portfolios were made during the year. Most notable was a modest increase in the asset class target for foreign equities (from 9% to 10%).

The first six months of 2010 was composed of two distinct market environments. The January to April period was characterized by a continuation of the trends of the last nine months of 2009 during which risk was rewarded: strong equity returns and better bond returns in the credit sectors than in the government sectors. In May and June, the markets resembled the risk-averse period of 2008 and early 2009, where stock prices fell as investors fled to the safety of Treasury bonds. The Portfolio’s fixed income position alleviated much of the impact of the equity segment’s negative returns on absolute performance. While the Portfolio does not have an explicit goal for cash, it did hold a residual position in cash from the various underlying portfolios. Relative to what could have been earned in bonds, holding cash detracted from the Portfolio’s relative performance within the fixed income segment. However, within the equity portfolios, the cash positions cushioned some of the decline.

The PIMCO Total Return Portfolio—the single largest exposure within the fixed income segment of the Portfolio—contributed the most to both absolute and relative return during the six month period ending June, owing to flexible interest rate strategies and limited risk exposures. In addition, the Met/Templeton International Bond Portfolio, despite overall weakness within foreign bonds, did much better than its benchmark and added to the Portfolio’s relative performance. Aiding results were its currency and duration positioning, in particular a lack of exposure to the weaker European regions and a bias towards emerging market countries with faster-growing economies. While still positive for the full six month period, those underlying portfolios with a larger focus on below-investment grade credit (BlackRock High Yield Portfolio and Lord Abbett Bond Debenture Portfolio) lagged the broad bond indices as concerns about the health of the recovery increased, especially in the last two months of the period. The Western Asset Management Strategic Bond Opportunities Portfolio also helped performance due to its exposure to the recovering non-agency mortgage bond sector and an overweight duration position versus the benchmark in a period when the overall level of interest declined.

Although all underlying equity portfolios produced a negative return for the six month period, some declined less than their respective benchmark index and thus added to relative performance. The biggest contributors to relative performance were the Harris Oakmark International Portfolio, the Met/Franklin Mutual Shares Portfolio, and the Met/Dimensional International Small Company Portfolio. Harris was helped by strong stock selection, particularly in the U.K., Germany, and France. Individual holdings OMRON and British Sky Broadcasting had the most positive impact on performance during the period. The Met/Franklin Mutual Shares Portfolio’s strong relative performance was due in part to its exposure to cash, which provided ballast in a falling equity market, along with good stock selection. Three holdings that added significantly to the Portfolio’s relative performance were Dr. Pepper Snapple Group; A.P. Moller-Maersk, a Danish industrial conglomerate; and Berkshire Hathaway. The Met/Dimensional International Small Company Portfolio held up better than the broader MSCI EAFE Index during the period as smaller companies and those in the faster-growing economies did better than larger companies from developed countries (especially those in Europe).

MSF-1

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

The largest detractors from performance were the BlackRock Large Cap Value Portfolio, the MFS® Value Portfolio, the Jennison Growth Portfolio, and the Van Eck Global Natural Resources Portfolio. BlackRock’s underweight position coupled with unfavorable security selection in the financial services sector, along with weak security selection in the information technology sector, caused the majority of the Portfolio’s underperformance. For MFS® Value, stock selection in the financial services sector was the principal detractor from the Portfolio’s performance; in particular, they held an overweight position in poor-performing financial services firms Goldman Sachs Group, State Street Corporation, and Bank of New York Mellon. Jennison’s overall stock selection in several sectors detracted from Portfolio performance. Most of Van Eck’s underperformance relative to the equity market was due to its intended focus on energy and basic material stocks, both of which were down much more than other equity sectors during the period.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the advisory firm as of June 30, 2010 and are subject to change at any time based upon economic, market, or other conditions. MetLife Advisers undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation, or country diversification (or that of the underlying portfolios used in the Portfolio) is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY CONSERVATIVE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2010

	6 Months	1 Year	5 Year	Since Inception[4]
MetLife Conservative to Moderate Allocation Portfolio
Class A	0.76	15.82	3.23	3.68
Class B	0.65	15.55	2.96	3.40
Dow Jones Moderately Conservative Index	0.39	11.74	3.70	4.02

1 The Dow Jones Moderately Conservative Index is a benchmark designed for asset allocation strategists who are willing to take 40% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash using a combination of various indices (both domestic and foreign) from Barclays and Dow Jones.

2 The Standard & Poor’s (S&P) 500® Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

3 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

4 Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2010

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio, (Class A)	23.6
BlackRock Bond Income Portfolio, (Class A)	11.9
Western Asset Management U.S. Government Portfolio, (Class A)	9.7
Western Asset Management Strategic Bond Opportunities Portfolio, (Class A)	5.3
Met/Franklin Mutual Shares Portfolio, (Class A)	3.7
Davis Venture Value Portfolio, (Class A)	3.6
MFS Value Portfolio, (Class A)	3.6
Pioneer Fund Portfolio, (Class A)	3.6
PIMCO Inflation Protected Bond Portfolio, (Class A)	3.2
Met/Templeton International Bond Portfolio, (Class A)	3.0

MSF-3

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 through June 30, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Conservative to Moderate Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses paid during period* January 1, 2010 to June 30, 2010
Class A(a)(b)	Actual	0.73%	$1,000.00	$1,007.63	$3.63
	Hypothetical	0.73%	$1,000.00	$1,021.13	$3.66

Class B(a)(b)	Actual	0.98%	$1,000.00	$1,006.50	$4.88
	Hypothetical	0.98%	$1,000.00	$1,019.87	$4.91

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 3 to the Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Artio International Stock Portfolio, (Class A) (a)	2,657,556	$21,712,230
BlackRock Bond Income Portfolio, (Class A) (a)	1,321,921	140,506,981
BlackRock High Yield Portfolio, (Class A) (b)	3,072,579	24,211,924
BlackRock Large Cap Value Portfolio, (Class A) (a)	2,448,827	20,986,448
Clarion Global Real Estate Portfolio, (Class A) (b)	1,344,523	10,984,757
Davis Venture Value Portfolio, (Class A) (b)	1,659,928	42,958,948
Dreman Small Cap Value Portfolio, (Class A) (b)	880,042	10,481,296
Harris Oakmark International Portfolio, (Class A) (b)	1,969,932	21,925,340
Invesco Small Cap Growth Portfolio, (Class A) (b)	1,959,051	21,549,564
Jennison Growth Portfolio, (Class A) (a)	3,240,615	31,563,590
Lazard Mid Cap Portfolio, (Class A) (b)	2,391,135	21,663,682
Lord Abbett Bond Debenture Portfolio, (Class A) (b)	2,049,803	24,249,165
Met/Artisan Mid Cap Value Portfolio, (Class A) (a)	156,231	21,756,768
Met/Dimensional International Small Company Portfolio, (Class A) (a)	843,846	10,666,208
Met/Eaton Vance Floating Rate Portfolio, (Class A) (b)	2,481,971	24,323,317
Met/Franklin Mutual Shares Portfolio, (Class A) (b)	5,718,913	43,406,550
Met/Templeton International Bond Portfolio, (Class A) (b)	3,142,497	35,918,739
MFS Research International Portfolio, (Class A) (b)	2,683,865	21,658,790
MFS Value Portfolio, (Class A) (a)	4,187,878	42,883,871

Security Description	Shares	Value*

Affiliated Investment Companies—(Continued)
Neuberger Berman Genesis Portfolio, (Class A) (a)	1,196,202	$10,945,251
PIMCO Inflation Protected Bond Portfolio, (Class A) (b)	3,420,680	38,174,789
PIMCO Total Return Portfolio, (Class A) (b)	22,908,836	278,800,534
Pioneer Fund Portfolio, (Class A) (b)	3,762,925	42,295,274
T. Rowe Price Large Cap Growth Portfolio, (Class A) (a)	1,780,948	21,086,429
T. Rowe Price Mid Cap Growth Portfolio, (Class A) (b)	1,405,021	10,804,609
Van Eck Global Natural Resources Portfolio, (Class A) (a)	812,697	10,020,554
Western Asset Management Strategic Bond Opportunities Portfolio, (Class A) (a)	5,142,161	63,094,311
Western Asset Management U.S. Government Portfolio, (Class A) (a)	9,465,650	114,723,677

Total Mutual Funds (Identified Cost $1,161,603,403)		1,183,353,596

Total Investments—100.0% (Identified Cost $1,161,603,403) (c)		1,183,353,596
Liabilities in excess of other assets		(369,820)

Net Assets—100.0%		$1,182,983,776

(a)	A Portfolio of Metropolitan Series Fund, Inc.
(b)	A Portfolio of Met Investors Series Trust.
(c)	The aggregate cost of investments for federal income tax purposes as of June 30, 2010 was $1,161,603,403 and the composition of unrealized appreciation and depreciation of investment securities was $46,833,796 and $(25,083,603), respectively.

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between level 1 and level 2 deemed significant (greater than 10% of total assets), if any, will be disclosed following the valuation table below. For the period ended June 30, 2010, there were no transfers between levels 1 and 2. For information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value of the Portfolio’s investments as of June 30, 2010:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$1,183,353,596	$—	$—	$1,183,353,596
Total Investments	$1,183,353,596	$—	$—	$1,183,353,596

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Statement of Assets & Liabilities

June 30, 2010 (Unaudited)

Assets
Affiliated investments at value (a)		$1,183,353,596
Receivable for:
Fund shares sold		1,197,202

Total Assets		1,184,550,798
Liabilities
Payable for:
Securities purchased	$897,584
Fund shares redeemed	299,618
Accrued expenses:
Management fees	79,717
Distribution and service fees	229,039
Deferred directors’ fees	8,168
Other expenses	52,896

Total Liabilities		1,567,022

Net Assets		$1,182,983,776

Net assets consists of:
Paid in surplus		$1,231,066,099
Undistributed net investment income		30,706,528
Accumulated net realized losses		(100,539,044)
Unrealized appreciation on investments		21,750,193

Net Assets		$1,182,983,776

Net Assets
Class A		$74,417,659
Class B		1,108,566,117

Capital Shares (Authorized) Outstanding
Class A (15,000,000)		7,268,835
Class B (170,000,000)		108,895,587

Net Asset Value, Offering and Redemption Price Per Share
Class A		$10.24
Class B		10.18

(a)	Identified cost of investments was $1,161,603,403.

Statement of Operations

Six months ended June 30, 2010 (Unaudited)

Investment Income
Dividends from Underlying Portfolios		$32,964,036

Expenses
Management fees	$472,534
Deferred expense reimbursement	70,277
Distribution and service fees—Class B	1,341,086
Directors’ fees and expenses	4,233
Custodian and accounting	10,459
Audit and tax services	9,000
Legal	2,084
Miscellaneous	4,563

Total expenses		1,914,236

Net Investment Income		31,049,800

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	672,600
Capital gains distributions from Underlying Portfolios	4,750,001	5,422,601

Net change in unrealized depreciation on:
Investments		(30,718,056)

Net realized and unrealized loss		(25,295,455)

Net Increase in Net Assets From Operations		$5,754,345

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$31,049,800	$35,608,263
Net realized gain (loss)	5,422,601	(88,152,961)
Net change in unrealized appreciation (depreciation)	(30,718,056)	244,134,049

Increase in net assets from operations	5,754,345	191,589,351

From Distributions to Shareholders
Net investment income
Class A	(2,778,982)	(1,848,280)
Class B	(38,341,714)	(25,036,127)

	(41,120,696)	(26,884,407)

Net realized capital gain
Class A	0	(385,964)
Class B	0	(5,661,035)

	0	(6,046,999)

Total distributions	(41,120,696)	(32,931,406)

Increase in net assets from capital share transactions	125,669,735	217,278,121

Total increase in net assets	90,303,384	375,936,066

Net Assets
Beginning of the period	1,092,680,392	716,744,326

End of the period	$1,182,983,776	$1,092,680,392

Undistributed Net Investment Income
End of the period	$30,706,528	$40,777,424

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	1,031,373	$10,992,258	2,200,545	$21,265,533
Reinvestments	258,751	2,778,982	262,235	2,234,244
Redemptions	(691,408)	(7,359,840)	(1,484,948)	(13,749,244)

Net increase	598,716	$6,411,400	977,832	$9,750,533

Class B
Sales	12,658,668	$133,601,597	28,041,876	$262,040,845
Reinvestments	3,586,690	38,341,714	3,619,948	30,697,162
Redemptions	(4,999,696)	(52,684,976)	(9,256,418)	(85,210,419)

Net increase	11,245,662	$119,258,335	22,405,406	$207,527,588

Increase derived from capital share transactions		$125,669,735		$217,278,121

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$10.54		$8.91	$11.61	$11.07	$10.60	$10.00

Income (Loss) From Investment Operations
Net investment income	0.30	(b)	0.41 (b)	0.33 (b)	0.21 (b)	0.31	0.04
Net realized and unrealized gain (loss) on investments	(0.20)		1.63	(2.77)	0.35	0.70	0.60

Total from investment operations	0.10		2.04	(2.44)	0.56	1.01	0.64

Less Distributions
Distributions from net investment income	(0.40)		(0.34)	(0.14)	0.00	(0.32)	(0.04)
Distributions from net realized capital gains	0.00		(0.07)	(0.12)	(0.02)	(0.22)	0.00

Total distributions	(0.40)		(0.41)	(0.26)	(0.02)	(0.54)	(0.04)

Net Asset Value, End of Period	$10.24		$10.54	$8.91	$11.61	$11.07	$10.60

Total Return (%)	0.76	(c)	24.00	(21.42)	5.06	9.77	6.43	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.10	(d)	0.10	0.10	0.11	0.12	0.41	(d)
Net ratio of expenses to average net assets (%) (e)(f)	0.10	(d)	0.10	0.10	0.10	0.10	0.10	(d)
Ratio of net investment income to average net assets (%) (g)	5.68	(d)	4.30	3.12	1.86	2.45	1.28	(d)
Portfolio turnover rate (%)	31	(d)	26	23	19	18	3	(d)
Net assets, end of period (in millions)	$74.42		$70.28	$50.72	$63.06	$35.87	$10.46

	Class B
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$10.47		$8.85	$11.53	$11.02	$10.58	$10.00

Income (Loss) From Investment Operations
Net investment income	0.28	(b)	0.38 (b)	0.28 (b)	0.17 (b)	0.29	0.03
Net realized and unrealized gain (loss) on investments	(0.19)		1.62	(2.72)	0.36	0.68	0.59

Total from investment operations	0.09		2.00	(2.44)	0.53	0.97	0.62

Less Distributions
Distributions from net investment income	(0.38)		(0.31)	(0.12)	0.00	(0.31)	(0.04)
Distributions from net realized capital gains	0.00		(0.07)	(0.12)	(0.02)	(0.22)	0.00

Total distributions	(0.38)		(0.38)	(0.24)	(0.02)	(0.53)	(0.04)

Net Asset Value, End of Period	$10.18		$10.47	$8.85	$11.53	$11.02	$10.58

Total Return (%)	0.65	(c)	23.68	(21.59)	4.81	9.42	6.17	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.35	(d)	0.35	0.35	0.36	0.37	0.66	(d)
Net ratio of expenses to average net assets (%) (e)(f)	0.35	(d)	0.35	0.35	0.35	0.35	0.35	(d)
Ratio of net investment income to average net assets (%) (g)	5.40	(d)	4.08	2.71	1.48	1.64	1.27	(d)
Portfolio turnover rate (%)	31	(d)	26	23	19	18	3	(d)
Net assets, end of period (in millions)	$1,108.57		$1,022.40	$666.03	$653.42	$255.01	$48.39

(a)	Commencement of operations was May 2, 2005.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	The ratio of expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(f)	Net ratio of expenses to average net assets includes the effect of the expense limitation agreement as detailed in the Notes to Financial Statements.
(g)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The MetLife Conservative to Moderate Allocation Portfolio (the “Asset Allocation Portfolio”) is a diversified series of the fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although not all Portfolios are available to all such separate accounts. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Asset Allocation Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Valuation:

Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income:

Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes:

It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net

MSF-9

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios, capital loss carryforwards, post October loss deferral and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2010	% per Annum	Average daily net assets
$472,534	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in certain Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife Advisers is an affiliate of MetLife and MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts paid by the Asset Allocation Portfolio for the six months ended June 30, 2010 are shown as Distribution and service fees in the Statement of Operations.

Expense Limitation Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2010 to April 30, 2011, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’s expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2010 to April 30, 2011 are 0.10% and 0.35% for Class A and B, respectively.

As of December 31, 2009, the amount of expenses deferred in 2005, net of repayments, subject to repayment until December 31, 2010 was $34,489 for the Asset Allocation Portfolio. The amount of expenses deferred in 2006 subject to repayment until

MSF-10

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

December 31, 2011 was $35,780. The amount of expenses deferred in 2007 subject to repayment until December 31, 2012 was $53,497. No expenses were deferred during 2008, 2009, or through the six months ended June 30, 2010. For the year end December 31, 2009, MetLife Advisers recovered $12,855 from the Asset Allocation Portfolio.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Asset Allocation Portfolio for the six months ended June 30, 2010 were $300,158,755 and $179,774,569, respectively.

5.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the six months ended June 30, 2010 were as follows:

Underlying Portfolio (Class A)	Number of shares held as of December 31, 2009	Shares Purchased	Shares Sold	Number of shares held as of June 30, 2010
Artio International Stock	2,358,320	349,901	50,665	2,657,556
BlackRock Bond Income	1,110,603	223,566	12,248	1,321,921
BlackRock High Yield	2,755,482	437,653	120,556	3,072,579
BlackRock Large Cap Value	5,988,270	436,396	3,975,839	2,448,827
Clarion Global Real Estate	1,177,933	255,996	89,406	1,344,523
Davis Venture Value	1,621,794	150,610	112,476	1,659,928
Dreman Small Cap Value	917,295	80,385	117,638	880,042
Harris Oakmark International	1,865,568	197,834	93,470	1,969,932
Invesco Small Cap Growth	1,024,062	955,045	20,056	1,959,051
Jennison Growth	2,112,274	1,156,212	27,871	3,240,615
Lazard Mid Cap	1,213,003	1,225,170	47,038	2,391,135
Lord Abbett Bond Debenture	1,793,255	303,069	46,521	2,049,803
Met/Artisan Mid Cap Value	156,833	13,826	14,428	156,231
Met/Dimensional International Small Co.	743,283	139,220	38,657	843,846
Met/Eaton Vance Floating Rate	0	2,493,202	11,231	2,481,971
Met/Franklin Mutual Shares	6,851,065	618,750	1,750,902	5,718,913
Met/Templeton International Bond	4,904,841	395,920	2,158,264	3,142,497
MFS Research International	2,360,410	350,726	27,271	2,683,865
MFS Value	5,043,486	460,031	1,315,639	4,187,878
Neuberger Berman Genesis	0	1,202,071	5,869	1,196,202
PIMCO Inflation Protected	2,852,961	599,193	31,474	3,420,680
PIMCO Total Return	19,435,835	3,686,249	213,248	22,908,836
Pioneer Fund	2,778,563	1,048,489	64,127	3,762,925
T. Rowe Price Large Cap Growth	1,801,569	151,392	172,013	1,780,948
T. Rowe Price Mid Cap Growth	1,499,111	116,440	210,530	1,405,021
Van Eck Global Natural Resources	770,222	126,570	84,095	812,697
Western Asset Management Strategic Bond Opportunities	8,789,473	1,204,739	4,852,051	5,142,161
Western Asset Management U.S. Government	3,549,111	5,978,806	62,267	9,465,650

MSF-11

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of June 30, 2010
Artio International Stock	$(345,254)	$0	$365,988	$21,712,230
BlackRock Bond Income	(36,357)	0	5,043,817	140,506,981
BlackRock High Yield	(31,616)	0	1,576,109	24,211,924
BlackRock Large Cap Value	(6,315,431)	0	625,558	20,986,448
Clarion Global Real Estate	(452,965)	0	1,036,763	10,984,757
Davis Venture Value	(879,957)	0	477,759	42,958,948
Dreman Small Cap Value	86,091	0	101,928	10,481,296
Harris Oakmark International	(353,236)	0	499,213	21,925,340
Invesco Small Cap Growth	(42,499)	0	0	21,549,564
Jennison Growth	(48,976)	0	143,464	31,563,590
Lazard Mid Cap	(159,420)	0	130,445	21,663,682
Lord Abbett Bond Debenture	(26,907)	0	1,498,868	24,249,165
Met/Artisan Mid Cap Value	543,099	0	182,405	21,756,768
Met/Dimensional International Small Company	171,179	643,687	195,320	10,666,208
Met/Eaton Vance Floating Rate	(1,159)	0	0	24,323,317
Met/Franklin Mutual Shares	3,791,432	765,715	0	43,406,550
Met/Templeton International Bond	4,119,156	20,521	435,828	35,918,739
MFS Research International	(110,121)	0	444,910	21,658,790
MFS Value	1,294,548	0	849,965	42,883,871
Neuberger Berman Genesis	(5,398)	0	0	10,945,251
PIMCO Inflation Protected	31,340	924,608	884,132	38,174,789
PIMCO Total Return	61,416	1,383,911	9,582,637	278,800,534
Pioneer Fund	150,370	0	325,812	42,295,274
T. Rowe Price Large Cap Growth	(442,232)	0	65,320	21,086,429
T. Rowe Price Mid Cap Growth	561,157	0	0	10,804,609
Van Eck Global Natural Resources	418,753	879,957	60,087	10,020,554
Western Asset Management Strategic Bond Opportunities	(1,275,850)	0	7,189,378	63,094,311
Western Asset Management U.S. Government	(28,564)	131,601	1,248,331	114,723,677

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$27,072,390	$10,130,632	$5,859,016	$6,855,010	$—	$—	$32,931,406	$16,985,642

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$40,781,499	$—	$21,430,550	$(74,855,598)	$(12,643,549)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future realized capital gains. As of December 31, 2009, the Asset Allocation Portfolio had $74,855,598 in capital loss carryforwards expiring on December 31, 2017.

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$(68,348)

MSF-12

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

7.	RECENT ACCOUNTING PRONOUNCEMENT

The Portfolio adopted Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”, effective March 31, 2010. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

8.	SUBSEQUENT EVENTS

Management completed an evaluation of the impact of all subsequent events on the Portfolio’s financial statements and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

MSF-13

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-14

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2010, the Class A, B, E, and G shares of the MetLife Mid Cap Stock Index Portfolio returned -1.49%, -1.59%, -1.60%, and -1.66%, respectively, compared to its benchmark, the Standard & Poor’s (“S&P”) MidCap 400 Index1, which returned -1.36%.

MARKET ENVIRONMENT/CONDITIONS

The S&P MidCap 400 Index rallied 9.1% in the first quarter before declining 9.6% in the second quarter. The positive return in the first quarter was primarily due to expectations that corporate earnings would continue to improve and that the labor market was finally stabilizing. The negative return in the second quarter was primarily due to concerns that the economic recovery was proceeding slower than expected and fears that Europe’s sovereign debt crisis would continue to spread and lead to another global recession. The unemployment rate dropped slightly from 9.7% in January to 9.5% in June, primarily due to a shrinking labor force. During the first six months, the Federal Open Market Committee met four times and maintained the target range for the Federal Funds Rate at 0.0% to 0.25%. Due to mixed economic data and subdued levels of inflation, the Federal Reserve stated they would continue to keep the Federal Funds Rate at exceptionally low levels for an extended period. In June, actual New Home Sales, Existing Home Sales, and Retail Sales numbers were much lower than expected when compared to the median forecasts in Bloomberg’s surveys of economists. However, the University of Michigan Survey of Consumer Confidence Sentiment Index rose to its highest level since February 2008.

Some of the factors driving the equity markets include corporate earnings, developments in the Federal Reserve’s interest rate policy, geopolitical concerns, energy prices, employment data and the value of the U.S. Dollar.

Three of the ten sectors comprising the S&P MidCap 400 Index experienced positive returns for the first six months of 2010. Health Care (11.8% beginning weight in the benchmark), up 6.3%, was the best-performing sector and provided the largest positive impact to the benchmark’s six-month return. The next best-performing sectors were Materials (6.4% beginning weight), up 1.4% and Financials (19.2% beginning weight), up 0.6%. Energy (6.8% beginning weight) was the worst performing sector, down 6.9%. The next worst-performing sectors were Information Technology (15.6% beginning weight), down 4.5% and Industrials (14.6% beginning weight), down 4.4%.

The stocks with the largest positive impact on the benchmark return for the first half of the year were NetFlix, up 97.0%; Sybase, up 49.0%; and Cimarex Energy, up 35.4%. The stocks with the largest negative impact were Global Payments, down 32.1%; Pride International, down 30.0%; and Vertex Pharmaceuticals, down 23.2%. There were 16 additions and 16 deletions to the benchmark for the first six months of 2010.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P MidCap 400 Index. This strategy seeks to replicate the performance of the Index by owning all of the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P MidCap 400 Index. Factors that impact tracking error include transaction costs, cash drag, securities lending, NAV rounding, contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P MIDCAP 400 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2010

	6 Months	1 Year	5 Year	Since Inception[2]
MetLife Mid Cap Stock Index Portfolio
Class A	-1.49	24.54	2.03	4.92
Class B	-1.59	24.26	1.79	4.68
Class E	-1.60	24.26	1.87	4.50
Class G	-1.66	24.15	-	26.49
S&P MidCap 400 Index	-1.36	24.93	2.21	5.10

1 The Standard & Poor’s MidCap 400® Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

2 Inception dates of the Class A, Class B, Class E and Class G shares are 7/5/00, 1/2/01, 5/1/01 and 4/28/09, respectively. Index since inception return is based on the Class A inception date.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may flucuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2010

Top Holdings

% of Net Assets
SPDR S&P MidCap 400 ETF Trust	3.1
Vertex Pharmaceuticals, Inc.	0.7
New York Community Bancorp, Inc.	0.7
Newfield Exploration Co.	0.7
Cree, Inc.	0.7
Edwards Lifesciences Corp.	0.7
Cimarex Energy Co.	0.7
Sybase, Inc.	0.6
F5 Networks, Inc.	0.6
Lubrizol Corp.	0.6

Top Sectors

% of Net Assets

Financials	19.5
Information Technology	14.7
Industrials	13.9
Consumer Discretionary	13.0
Health Care	11.3
Utilities	6.3
Materials	6.2
Energy	5.2
Consumer Staples	3.6
Telecommunications	0.8

MSF-2

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 through June 30, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Mid Cap Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses paid during period* January 1,2010 to June 30, 2010
Class A(a)	Actual	0.30%	$1,000.00	$985.13	$1.48
	Hypothetical	0.30%	$1,000.00	$1,023.28	$1.50

Class B(a)	Actual	0.55%	$1,000.00	$984.13	$2.71
	Hypothetical	0.55%	$1,000.00	$1,022.03	$2.76

Class E(a)	Actual	0.45%	$1,000.00	$983.97	$2.21
	Hypothetical	0.45%	$1,000.00	$1,022.53	$2.26

Class G(a)	Actual	0.60%	$1,000.00	$983.44	$2.95
	Hypothetical	0.60%	$1,000.00	$1,021.78	$3.01

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—94.5% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—0.5%
Alliant Techsystems, Inc. (a) (b)	16,625	$1,031,747
BE Aerospace, Inc. (b)	51,416	1,307,509

		2,339,256

Airlines—0.4%
AirTran Holdings, Inc. (a) (b)	68,039	329,989
Alaska Air Group, Inc. (a) (b)	17,992	808,740
JetBlue Airways Corp. (b)	104,640	574,474

		1,713,203

Auto Components—0.7%
BorgWarner, Inc. (a) (b)	59,219	2,211,237
Gentex Corp.	70,160	1,261,477

		3,472,714

Automobiles—0.1%
Thor Industries, Inc.	19,674	467,257

Beverages—0.3%
Hansen Natural Corp. (b)	35,723	1,397,127

Biotechnology—1.0%
United Therapeutics Corp. (b)	24,725	1,206,827
Vertex Pharmaceuticals, Inc. (a) (b)	101,716	3,346,457

		4,553,284

Building Products—0.2%
Lennox International, Inc.	24,416	1,014,973

Capital Markets—2.0%
Affiliated Managers Group, Inc. (a) (b)	22,410	1,361,856
Apollo Investment Corp.	97,511	909,778
Eaton Vance Corp.	59,641	1,646,688
Greenhill & Co., Inc.	10,761	657,820
Jefferies Group, Inc. (a)	61,320	1,292,625
Raymond James Financial, Inc.	50,022	1,235,043
SEI Investments Co.	64,947	1,322,321
Waddell & Reed Financial, Inc. (Class A)	43,470	951,124

		9,377,255

Chemicals—3.1%
Albemarle Corp.	45,976	1,825,707
Ashland, Inc.	39,490	1,833,126
Cabot Corp.	32,882	792,785
Cytec Industries, Inc.	24,630	984,954
Intrepid Potash, Inc. (a) (b)	20,775	406,567
Lubrizol Corp. (a)	34,314	2,755,757
Minerals Technologies, Inc.	9,456	449,538
NewMarket Corp.	5,827	508,814
Olin Corp. (a)	39,673	717,684
RPM International, Inc.	65,213	1,163,400
Sensient Technologies Corp.	24,907	645,838
The Scotts Miracle-Gro Co.	22,875	1,015,879
Valspar Corp. (a)	49,935	1,504,042

		14,604,091

Security Description	Shares	Value*

Commercial Banks—3.7%
Associated Banc-Corp. (a)	86,984	$1,066,424
BancorpSouth, Inc. (a)	36,953	660,720
Bank of Hawaii Corp.	24,167	1,168,474
Cathay General Bancorp	39,495	407,983
City National Corp. (a)	21,939	1,123,935
Commerce Bancshares, Inc.	36,948	1,329,759
Cullen/Frost Bankers, Inc. (a)	30,456	1,565,438
FirstMerit Corp. (a)	54,209	928,600
Fulton Financial Corp. (a)	99,800	963,070
International Bancshares Corp.	26,036	434,541
PacWest Bancorp (a)	15,629	286,167
Prosperity Bancshares, Inc.	23,451	814,922
SVB Financial Group (a) (b)	20,997	865,706
Synovus Financial Corp. (a)	393,927	1,000,575
TCF Financial Corp. (a)	62,217	1,033,424
Trustmark Corp. (a)	28,594	595,327
Valley National Bancorp	80,970	1,102,811
Webster Finanical Corp. (a)	33,554	601,959
Westamerica Bancorp (a)	14,751	774,723
Wilmington Trust Corp.	45,876	508,765

		17,233,323

Commercial Services & Supplies—1.6%
Clean Harbors, Inc. (b)	11,502	763,848
Copart, Inc. (b)	33,920	1,214,675
Corrections Corp. of America (b)	57,213	1,091,624
Deluxe Corp. (a)	25,825	484,219
Herman Miller, Inc. (a)	28,652	540,663
HNI Corp.	22,746	627,562
Mine Safety Appliances Co. (a)	15,256	378,044
Rollins, Inc. (a)	21,986	454,890
The Brink’s Co.	24,094	458,509
Waste Connections, Inc. (b)	39,052	1,362,524

		7,376,558

Communications Equipment—1.7%
ADC Telecommunications, Inc. (b)	48,789	361,526
ADTRAN, Inc. (a)	27,827	758,842
Ciena Corp. (b)	46,567	590,470
CommScope, Inc. (b)	47,514	1,129,408
F5 Networks, Inc. (b)	40,317	2,764,537
Palm, Inc. (a) (b)	84,306	479,701
Plantronics, Inc. (a)	24,583	703,074
Polycom, Inc. (a) (b)	42,862	1,276,859

		8,064,417

Computers & Peripherals—0.4%
Diebold, Inc.	33,173	903,964
NCR Corp. (b)	80,637	977,321

		1,881,285

Construction & Engineering—1.4%
Aecom Technology Corp. (b)	57,695	1,330,447
Granite Construction, Inc. (a)	16,982	400,436
KBR, Inc.	80,784	1,643,146

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Construction & Engineering—(Continued)
The Shaw Group, Inc. (b)	42,419	$1,451,578
URS Corp.	41,659	1,639,282

		6,464,889

Construction Materials—0.4%
Martin Marietta Materials, Inc. (a)	22,855	1,938,333

Consumer Finance—0.2%
AmeriCredit Corp. (a) (b)	48,736	887,970

Containers & Packaging—1.7%
Aptargroup, Inc.	34,149	1,291,515
Greif, Inc.	17,293	960,453
Packaging Corp. of America	51,895	1,142,728
Rock-Tenn Co.	19,591	973,085
Silgan Holdings, Inc. (a)	26,995	766,118
Sonoco Products Co.	50,501	1,539,271
Temple-Inland, Inc.	54,115	1,118,557

		7,791,727

Distributors—0.3%
LKQ Corp. (b)	71,853	1,385,326

Diversified Consumer Services—1.4%
Career Education Corp. (a) (b)	33,338	767,441
Corinthian Colleges, Inc. (a) (b)	44,330	436,650
ITT Educational Services, Inc. (a) (b)	14,594	1,211,594
Matthews International Corp. (a)	15,196	444,939
Regis Corp.	28,891	449,833
Service Corp. International	128,188	948,591
Sotheby’s (a)	33,719	771,154
Strayer Education, Inc. (a)	7,000	1,455,230

		6,485,432

Diversified Financial Services —0.3%
MSCI, Inc. (b)	58,512	1,603,229

Diversified Telecommunication Services—0.3%
Cincinnati Bell, Inc. (a) (b)	101,181	304,555
tw telecom, inc. (b)	76,313	1,272,901

		1,577,456

Electric Utilities—1.8%
Cleco Corp.	30,527	806,218
DPL, Inc.	59,832	1,429,985
Great Plains Energy, Inc.	68,182	1,160,457
Hawaiian Electric Industries, Inc. (a)	46,871	1,067,721
IDACORP, Inc.	24,195	804,968
NV Energy, Inc.	118,183	1,395,741
PNM Resources, Inc.	43,600	487,448
Westar Energy, Inc.	55,647	1,202,532

		8,355,070

Security Description	Shares	Value*

Electrical Equipment—1.5%
Acuity Brands, Inc.	21,880	$795,994
AMETEK, Inc.	53,500	2,148,025
Hubbell, Inc. (Class B)	30,188	1,198,162
Regal-Beloit Corp.	19,367	1,080,291
Thomas & Betts Corp. (a) (b)	26,558	921,563
Woodward Governor Co.	28,590	729,903

		6,873,938

Electronic Equipment, Instruments & Components —2.1%
Arrow Electronics, Inc. (b)	60,582	1,354,008
Avnet, Inc. (b)	76,374	1,841,377
Ingram Micro, Inc. (b)	83,199	1,263,793
Itron, Inc. (b)	20,274	1,253,339
National Instruments Corp.	28,468	904,713
Tech Data Corp. (b)	25,515	908,844
Trimble Navigation, Ltd. (a) (b)	61,019	1,708,532
Vishay Intertechnology, Inc. (b)	93,888	726,693

		9,961,299

Energy Equipment & Services—1.9%
Atwood Oceanics, Inc. (b)	28,520	727,830
Exterran Holdings, Inc. (a) (b)	31,759	819,700
Helix Energy Solutions Group, Inc. (b)	46,286	498,500
Oceaneering International, Inc. (b)	27,739	1,245,481
Patterson-UTI Energy, Inc.	77,395	996,074
Pride International, Inc. (b)	88,342	1,973,560
Superior Energy Services, Inc. (b)	39,527	737,969
Tidewater, Inc. (a)	26,087	1,010,089
Unit Corp. (b)	20,455	830,269

		8,839,472

Food & Staples Retailing—0.3%
BJ’s Wholesale Club, Inc. (b)	27,080	1,002,231
Ruddick Corp. (a)	20,614	638,828

		1,641,059

Food Products—1.5%
Corn Products International, Inc.	37,850	1,146,855
Flowers Foods, Inc. (a)	38,767	947,078
Green Mountain Coffee Roasters, Inc. (b)	52,950	1,360,815
Lancaster Colony Corp. (a)	9,805	523,195
Ralcorp Holdings, Inc. (b)	27,614	1,513,247
Smithfield Foods, Inc. (a) (b)	74,245	1,106,251
Tootsie Roll Industries, Inc. (a)	13,562	320,741

		6,918,182

Gas Utilities—2.1%
AGL Resources, Inc.	39,161	1,402,747
Atmos Energy Corp.	46,857	1,267,013
Energen Corp.	36,160	1,602,973
National Fuel Gas Co.	41,210	1,890,715
Questar Corp. (b)	88,080	1,422,492

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Gas Utilities—(Continued)
UGI Corp.	54,921	$1,397,190
WGL Holdings, Inc. (a)	25,477	866,982

		9,850,112

Health Care Equipment & Supplies—4.0%
Beckman Coulter, Inc.	35,265	2,126,127
Edwards Lifesciences Corp. (b)	57,001	3,193,196
Gen-Probe, Inc. (a) (b)	24,956	1,133,501
Hill-Rom Holdings, Inc.	31,751	966,183
Hologic, Inc. (b)	130,331	1,815,511
IDEXX Laboratories, Inc. (a) (b)	29,002	1,766,222
Immucor, Inc. (a) (b)	35,154	669,683
Kinetic Concepts, Inc. (a) (b)	31,376	1,145,538
Masimo Corp. (b)	26,612	633,631
ResMed, Inc. (a) (b)	38,143	2,319,476
STERIS Corp. (a)	29,811	926,526
Teleflex, Inc.	20,078	1,089,834
Thoratec Corp. (a) (b)	28,838	1,232,248

		19,017,676

Health Care Providers & Services—3.6%
Community Health Systems, Inc. (b)	47,729	1,613,717
Health Management Associates, Inc. (Class A) (b)	125,928	978,461
Health Net, Inc. (b)	49,996	1,218,403
Henry Schein, Inc. (a) (b)	45,966	2,523,533
Kindred Healthcare, Inc. (b)	19,861	255,015
LifePoint Hospitals, Inc. (b)	27,809	873,203
Lincare Holdings, Inc. (a) (b)	49,992	1,625,240
Mednax, Inc. (b)	23,695	1,317,679
Omnicare, Inc.	60,465	1,433,021
Owens & Minor, Inc. (a)	31,740	900,781
Psychiatric Solutions, Inc. (a) (b)	28,759	940,994
Universal Health Services, Inc. (Class B)	48,854	1,863,780
VCA Antech, Inc. (a) (b)	43,242	1,070,672
WellCare Health Plans, Inc. (b)	21,324	506,232

		17,120,731

Hotels, Restaurants & Leisure—2.2%
Bally Technologies, Inc. (a) (b)	27,780	899,794
Bob Evans Farms, Inc.	15,331	377,449
Boyd Gaming Corp. (a) (b)	27,735	235,470
Brinker International, Inc.	51,601	746,150
Burger King Holdings, Inc.	46,415	781,629
Chipotle Mexican Grill, Inc. (Class A) (b)	15,827	2,165,292
International Speedway Corp. (Class A)	15,326	394,798
Life Time Fitness, Inc. (a) (b)	21,003	667,685
Panera Bread Co. (a) (b)	16,104	1,212,470
Scientific Games Corp. (a) (b)	33,138	304,870
The Cheesecake Factory, Inc. (a) (b)	30,386	676,392
Wendy’s/Arby’s Group, Inc.	168,771	675,084
WMS Industries, Inc. (b)	26,239	1,029,881

		10,166,964

Security Description	Shares	Value*

Household Durables—1.6%
American Greetings Corp. (a)	19,883	$373,005
KB Home	37,195	409,145
MDC Holdings, Inc. (a)	18,971	511,269
Mohawk Industries, Inc. (b)	28,286	1,294,367
NVR, Inc. (b)	3,103	2,032,558
Ryland Group, Inc. (a)	22,160	350,571
Toll Brothers, Inc. (b)	70,740	1,157,306
Tupperware Brands Corp. (a)	31,781	1,266,473

		7,394,694

Household Products—0.8%
Church & Dwight Co., Inc.	35,657	2,236,050
Energizer Holdings, Inc. (b)	35,231	1,771,415

		4,007,465

Independent Power Producers & Energy Traders—0.0%
Dynegy, Inc. (b)	50,851	195,775

Industrial Conglomerates—0.2%
Carisle Cos., Inc.	30,615	1,106,120

Insurance—4.2%
American Financial Group, Inc.	38,041	1,039,280
Arthur J. Gallagher & Co. (a)	52,115	1,270,564
Brown & Brown, Inc.	59,351	1,135,978
Everest Re Group, Ltd.	29,640	2,096,141
Fidelity National Financial, Inc.	115,537	1,500,826
First American Financial Corp.	52,061	660,133
HCC Insurance Holdings, Inc.	57,849	1,432,341
Mercury General Corp.	17,913	742,315
Old Republic International Corp. (a)	121,247	1,470,726
Protective Life Corp.	43,061	921,075
Reinsurance Group of America, Inc.	36,795	1,681,899
StanCorp Financial Group, Inc.	23,823	965,784
The Hanover Insurance Group, Inc.	22,559	981,317
Transatlantic Holdings, Inc.	32,351	1,551,554
Unitrin, Inc.	25,138	643,533
W.R. Berkley Corp.	64,624	1,709,951

		19,803,417

Internet & Catalog Retail—0.5%
NetFlix, Inc. (a) (b)	20,769	2,256,552

Internet Software & Services—0.8%
AOL, Inc. (b)	53,685	1,116,111
Digital River, Inc. (b)	19,931	476,550
Equinix, Inc. (a) (b)	22,824	1,853,766
ValueClick, Inc. (b)	40,909	437,317

		3,883,744

IT Services—2.7%
Acxiom Corp. (a) (b)	40,084	588,834
Alliance Data Systems Corp. (a) (b)	26,838	1,597,398
Broadridge Financial Solutions, Inc.	68,507	1,305,058
Convergys Corp. (b)	62,210	610,280

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

IT Services—(Continued)
CoreLogic, Inc. (b)	52,354	$924,572
DST Systems, Inc.	18,565	670,939
Gartner, Inc. (Class A) (b)	30,483	708,730
Global Payments, Inc.	41,051	1,500,004
Hewitt Associates, Inc. (b)	41,665	1,435,776
Lender Processing Services, Inc.	47,697	1,493,393
Mantech International Corp. (b)	11,285	480,402
NeuStar, Inc. (b)	37,716	777,704
SRA International, Inc. (b)	21,733	427,488

		12,520,578

Life Sciences Tools & Services—1.8%
Affymetrix, Inc. (a) (b)	35,633	210,235
Bio-Rad Laboratories, Inc. (b)	9,719	840,596
Charles River Laboratories International, Inc. (b)	33,297	1,139,090
Covance, Inc. (a) (b)	32,533	1,669,593
Furiex Pharmaceuticals, Inc. (b)	1	8
Mettler-Toledo International, Inc. (b)	16,925	1,889,338
Pharmaceutical Product Development, Inc.	59,621	1,514,970
Techne Corp.	18,757	1,077,590

		8,341,420

Machinery—5.2%
AGCO Corp. (a) (b)	46,797	1,262,115
Bucyrus International, Inc.	40,747	1,933,445
Crane Co.	23,774	718,213
Donaldson Co., Inc.	38,806	1,655,076
Gardner Denver, Inc. (b)	26,365	1,175,615
Graco, Inc.	30,486	859,400
Harsco Corp.	40,501	951,774
IDEX Corp.	40,858	1,167,313
Joy Global, Inc.	51,902	2,599,771
Kennametal, Inc.	41,115	1,045,555
Lincoln Electric Holdings, Inc.	21,423	1,092,359
Nordson Corp.	17,165	962,613
Oshkosh Corp. (b)	45,157	1,407,092
Pentair, Inc.	49,625	1,597,925
SPX Corp.	25,098	1,325,425
Terex Corp. (b)	54,680	1,024,703
Timkin Co.	39,939	1,038,015
Trinity Industries, Inc. (a)	39,875	706,585
Valmont Industries, Inc. (a)	10,064	731,250
Wabtec Corp.	24,135	962,745

		24,216,989

Marine—0.3%
Alexander & Baldwin, Inc.	20,682	615,910
Kirby Corp. (b)	27,182	1,039,711

		1,655,621

Media—0.7%
DreamWorks Animation SKG, Inc. (b)	38,217	1,091,095
Harte-Hanks, Inc. (a)	19,200	200,640
John Wiley & Sons, Inc.	21,790	842,619
Lamar Advertising Co. (Class A) (b)	26,923	660,152

Security Description	Shares	Value*

Media—(Continued)
Scholastic Corp. (a)	12,881	$310,690

		3,105,196

Metals & Mining—0.9%
Carpenter Technology Corp.	22,123	726,298
Commercial Metals Co.	57,442	759,383
Reliance Steel & Aluminum Co.	32,473	1,173,899
Steel Dynamics, Inc.	108,925	1,436,721
Worthington Industries, Inc. (a)	30,698	394,776

		4,491,077

Multi-Utilities—1.8%
Alliant Energy Corp.	55,722	1,768,616
Black Hills Corp. (a)	19,706	561,030
MDU Resources Group, Inc.	94,637	1,706,305
NSTAR (a)	53,729	1,880,515
OGE Energy Corp.	48,898	1,787,711
Vectren Corp.	40,843	966,345

		8,670,522

Multiline Retail—0.8%
99 Cents Only Stores (a) (b)	23,119	342,161
Dollar Tree, Inc. (b)	64,005	2,664,528
Saks, Inc. (a) (b)	80,950	614,411

		3,621,100

Office Electronics—0.2%
Zebra Technologies Corp. (Class A) (a) (b)	29,040	736,745

Oil, Gas & Consumable Fuels—3.6%
Arch Coal, Inc. (a)	81,732	1,619,111
Bill Barrett Corp. (a) (b)	19,639	604,292
Cimarex Energy Co.	42,197	3,020,461
Comstock Resources, Inc. (b)	23,765	658,766
Forest Oil Corp. (b)	56,566	1,547,646
Frontier Oil Corp. (a) (b)	53,220	715,809
Mariner Energy, Inc. (a) (b)	51,920	1,115,242
Newfield Exploration Co. (b)	67,105	3,278,750
Overseas Shipholding Group, Inc. (a)	13,311	493,039
Patriot Coal Corp. (a) (b)	37,937	445,760
Plains Exploration & Production Co. (b)	70,476	1,452,510
Quicksilver Resources, Inc. (a) (b)	59,960	659,560
Southern Union Co.	62,615	1,368,764

		16,979,710

Paper & Forest Products—0.1%
Louisiana-Pacific Corp. (a) (b)	63,789	426,748

Personal Products—0.5%
Alberto-Culver Co.	43,109	1,167,823
NBTY, Inc. (b)	31,897	1,084,817

		2,252,640

Pharmaceuticals—1.3%
Endo Pharmaceuticals Holdings, Inc. (b)	58,486	1,276,165
Medicis Pharmaceutical Corp. (a)	29,301	641,106

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Pharmaceuticals—(Continued)
Perrigo Co. (a)	40,470	$2,390,563
Valeant Pharmaceuticals International (b)	31,605	1,652,625

		5,960,459

Professional Services—1.0%
FTI Consulting, Inc. (b)	23,628	1,029,944
Korn/Ferry International (b)	23,142	321,674
Manpower, Inc.	41,187	1,778,455
Navigant Consulting, Inc. (b)	25,453	264,202
The Corporate Executive Board Co. (a)	17,235	452,763
Towers Watson & Co.	21,149	821,639

		4,668,677

Real Estate Investment Trusts—7.4%
Alexandria Real Estate Equities, Inc.	22,284	1,412,137
AMB Property Corp.	84,596	2,005,771
BRE Properties, Inc. (a)	31,282	1,155,244
Camden Property Trust	33,125	1,353,156
Corporate Office Properties Trust (a)	29,644	1,119,357
Cousins Properties, Inc.	51,549	347,440
Duke Realty Corp.	124,411	1,412,065
Equity One, Inc. (a)	17,680	275,808
Essex Property Trust, Inc. (a)	15,143	1,477,048
Federal Realty Investment Trust (a)	30,863	2,168,743
Highwoods Properties, Inc. (a)	36,014	999,749
Hospitality Properties Trust (a)	62,070	1,309,677
Liberty Property Trust	56,968	1,643,527
Mack-Cali Realty Corp.	39,887	1,185,841
Nationwide Health Properties, Inc.	60,263	2,155,608
Omega Healthcare Investors, Inc.	46,774	932,206
Potlatch Corp. (a)	20,098	718,102
Rayonier, Inc.	40,335	1,775,547
Realty Income Corp. (a)	52,556	1,594,023
Regency Centers Corp. (a)	41,146	1,415,422
Senior Housing Properties Trust	64,089	1,288,830
SL Green Realty Corp. (a)	39,219	2,158,614
The Macerich Co.	65,264	2,435,652
UDR, Inc. (a)	81,578	1,560,587
Weingarten Realty Investors (a)	52,605	1,002,125

		34,902,279

Real Estate Management & Development—0.3%
Jones Lang LaSalle, Inc. (a)	21,146	1,388,023

Road & Rail—1.2%
Con-Way, Inc.	27,073	812,732
J.B. Hunt Transport Services, Inc.	44,196	1,443,883
Kansas City Southern (b)	51,166	1,859,884
Landstar System, Inc.	25,229	983,679
Werner Enterprises, Inc. (a)	22,198	485,914

		5,586,092

Semiconductors & Semiconductor Equipment—2.4%
Atmel Corp. (b)	231,749	1,112,395
Cree, Inc. (a) (b)	54,070	3,245,822

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—(Continued)
Fairchild Semiconductor International, Inc. (b)	63,185	$531,386
Integrated Device Technology, Inc. (b)	81,706	404,445
International Rectifier Corp. (b)	35,550	661,586
Intersil Corp.	62,223	753,521
Lam Research Corp. (b)	63,652	2,422,595
RF Micro Devices, Inc. (b)	136,332	533,058
Semtech Corp. (a) (b)	31,074	508,681
Silicon Laboratories, Inc. (a) (b)	23,143	938,680

		11,112,169

Software—4.1%
ACI Worldwide, Inc. (a) (b)	17,108	333,093
Advent Software, Inc. (a) (b)	7,909	371,407
ANSYS, Inc. (b)	45,530	1,847,152
Cadence Design Systems, Inc. (b)	135,965	787,237
FactSet Research Systems, Inc.	20,883	1,398,952
Fair Isaac Corp. (a)	22,969	500,494
Informatica Corp. (b)	46,196	1,103,160
Jack Henry & Associates, Inc. (a)	42,924	1,025,025
Mentor Graphics Corp. (b)	53,738	475,581
MICROS Systems, Inc. (b)	40,396	1,287,421
Parametric Technology Corp. (b)	58,395	915,050
Quest Software, Inc. (b)	31,053	560,196
Rovi Corp. (b)	51,338	1,946,224
Solera Holdings, Inc.	35,208	1,274,530
Sybase, Inc. (a) (b)	43,695	2,825,319
Synopsys, Inc. (b)	74,434	1,553,438
TIBCO Software, Inc. (b)	83,575	1,007,914

		19,212,193

Specialty Retail—3.7%
Aaron’s, Inc. (a)	40,990	699,699
Advance Auto Parts, Inc.	43,975	2,206,666
Aeropostale, Inc. (a) (b)	47,046	1,347,397
American Eagle Outfitters, Inc.	105,157	1,235,595
AnnTaylor Stores Corp. (a) (b)	29,575	481,185
Barnes & Noble, Inc. (a)	19,978	257,716
Chico’s FAS, Inc. (a) (b)	89,899	888,202
Coldwater Creek, Inc. (a) (b)	29,226	98,199
Collective Brands, Inc. (b)	32,639	515,696
Dick’s Sporting Goods, Inc. (a) (b)	45,422	1,130,554
Foot Locker, Inc.	78,776	994,153
Guess?, Inc.	29,440	919,706
J. Crew Group, Inc. (a) (b)	28,253	1,039,993
PetSmart, Inc.	59,525	1,795,869
Rent-A-Center, Inc. (b)	33,102	670,647
The Dress Barn, Inc. (b)	30,188	718,776
Tractor Supply Co.	18,282	1,114,654
Williams-Sonoma, Inc. (a)	54,053	1,341,595

		17,456,302

Textiles, Apparel & Luxury Goods—1.1%
Fossil, Inc. (b)	24,404	846,819
Hanesbrands, Inc. (b)	48,087	1,156,973
Phillips-Van Heusen Corp.	28,514	1,319,343
The Timberland Co. (Class A) (b)	21,569	348,339

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Textiles, Apparel & Luxury Goods—(Continued)
The Warnaco Group, Inc. (b)	22,339	$807,332
Under Armour, Inc. (a) (b)	19,126	633,644

		5,112,450

Thrifts & Mortgage Finance—1.4%
Astoria Financial Corp. (a)	41,366	569,196
First Niagara Financial Group, Inc.	105,147	1,317,492
New York Community Bancorp, Inc.	219,050	3,344,894
NewAlliance Bancshares, Inc.	53,304	597,538
Washington Federal, Inc.	56,579	915,448

		6,744,568

Tobacco—0.1%
Universal Corp.	12,156	482,350

Trading Companies & Distributors—0.4%
GATX Corp. (a)	23,286	621,270
MSC Industrial Direct Co.	22,276	1,128,502
United Rentals, Inc. (a) (b)	30,405	283,375

		2,033,147

Water Utilities—0.3%
Aqua America, Inc. (a)	68,893	1,218,028

Wireless Telecommunication Services—0.4%
Syniverse Holdings, Inc. (a) (b)	35,071	717,202
Telephone & Data Systems, Inc.	46,206	1,404,200

		2,121,402

Total Common Stock (Identified Cost $471,785,558)		444,037,860

Mutual Funds — 3.1%
Security Description	Shares	Value*

Exchange Traded Funds—3.1%
SPDR S&P MidCap 400 ETF Trust	111,000	$14,336,760

Total Mutual Funds (Identified Cost $16,005,757)		14,336,760

Short Term Investments — 15.5%
Security Description	Shares/Par Amount	Value*

Discount Notes—2.4%
Federal National Mortgage Association 0.079%, 07/15/10	$11,275,000	11,274,649

Mutual Funds—13.1%
State Street Navigator Securities Lending Prime Portfolio (c)	61,235,721	61,235,721

U.S. Treasury—0.0%
U.S. Treasury Cash Management Bill 0.096%, 07/15/10	94,400	94,398

Total Short Term Investments (Identified Cost $72,604,768)		72,604,768

Total Investments—113.1% (Identified Cost $560,396,083) (d)		530,979,388
Liabilities in excess of other assets		(61,318,864)

Net Assets—100.0%		$469,660,524

(a)	All or a portion of the security was on loan. As of June 30, 2010, the market value of securities loaned was $59,237,302 and the collateral received consisted of cash in the amount of $61,235,721 and non-cash collateral with a value of $74,176. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2010 was $562,717,614 and the composition of unrealized appreciation and depreciation of investment securities was $53,253,481 and $ (84,991,707), respectively.

Futures Contracts

Futures Contracts-Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of June 30, 2010	Net Unrealized Depreciation
S&P MidCap 400 Index Futures	9/16/2010	31	$11,546,880	$11,005,000	($541,880)

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between level 1 and level 2 deemed significant (greater than 10% of total assets), if any, will be disclosed following the valuation table below. For the period ended June 30, 2010, there were no transfers between levels 1 and 2. For information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value of the Portfolio’s investments as of June 30, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$444,037,860	$—	$—	$444,037,860
Total Mutual Funds*	14,336,760	—	—	14,336,760
Short Term Investments
Discount Notes	—	11,274,649	—	11,274,649
Mutual Funds	61,235,721	—	—	61,235,721
U.S. Treasury	—	94,398	—	94,398

Total Short Term Investments	61,235,721	11,369,047	—	72,604,768
Total Investments	$519,610,341	$11,369,047	$—	$530,979,388

Futures Contracts**
Futures Contracts Long (Depreciation)	$(541,880)	$—	$—	$(541,880)

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures contracts are valued based on the unrealized appreciation/depreciation on the instrument.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Statement of Assets & Liabilities

June 30, 2010 (Unaudited)

Assets
Investments at value (a)(b)		$530,979,388
Cash		3,829
Receivable for:
Securities sold		1,020,067
Fund shares sold		494,712
Accrued interest and dividends		464,813

Total Assets		532,962,809
Liabilities
Payable for:
Securities purchased	$1,625,184
Fund shares redeemed	124,350
Futures variation margin	55,800
Collateral for securities loaned	61,235,721
Accrued expenses:
Management fees	98,861
Distribution and service fees	54,098
Deferred directors’ fees	8,168
Other expenses	100,103

Total Liabilities		63,302,285

Net Assets		$469,660,524

Net assets consists of:
Paid in surplus		$494,923,277
Undistributed net investment income		2,274,812
Accumulated net realized gains		2,421,010
Unrealized depreciation on investments		(29,958,575)

Net Assets		$469,660,524

Net Assets
Class A		$207,134,003
Class B		203,653,449
Class E		40,071,450
Class G		18,801,622

Capital Shares (Authorized) Outstanding
Class A (35,000,000)		19,137,595
Class B (35,000,000)		18,963,885
Class E (7,500,000)		3,718,702
Class G (5,000,000)		1,756,434

Net Asset Value, Offering and Redemption Price Per Share
Class A		$10.82
Class B		10.74
Class E		10.78
Class G		10.70

(a)	Identified cost of investments was $560,396,083.
(b)	Includes securities on loan with a value of $59,237,302.

Statement of Operations

Six months ended June 30, 2010 (Unaudited)

Investment Income
Dividends		$3,432,721
Interest (a)		136,034

		3,568,755
Expenses
Management fees	$621,086
Distribution and service fees—Class B	270,260
Distribution and service fees—Class E	33,422
Distribution and service fees—Class G	21,278
Directors’ fees and expenses	19,782
Custodian and accounting	29,707
Audit and tax services	15,900
Legal	938
Shareholder reporting	77,069
Insurance	2,851
Miscellaneous	5,729

Total expenses	1,098,022
Management fee waivers	(17,390)	1,080,632

Net Investment Income		2,488,123

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	12,044,288
Futures contracts	706,180	12,750,468

Net change in unrealized depreciation on:
Investments	(22,458,932)
Futures contracts	(874,200)	(23,333,132)

Net realized and unrealized loss		(10,582,664)

Net Decrease in Net Assets From Operations		$(8,094,541)

(a)	Includes income on securities loaned of $129,420.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:

From Operations
Net investment income	$2,488,123	$5,017,706
Net realized gain	12,750,468	3,338,191
Net change in unrealized appreciation (depreciation)	(23,333,132)	118,714,942

Increase (decrease) in net assets from operations	(8,094,541)	127,070,839

From Distributions to Shareholders
Net investment income
Class A	(2,255,122)	(3,305,570)
Class B	(1,817,256)	(2,420,508)
Class E	(400,350)	(667,856)
Class G	(118,391)	0

	(4,591,119)	(6,393,934)

Net realized capital gain
Class A	(284,259)	(7,272,254)
Class B	(283,946)	(6,296,592)
Class E	(57,193)	(1,627,370)
Class G	(20,180)	0

	(645,578)	(15,196,216)

Total distributions	(5,236,697)	(21,590,150)

Increase in net assets from capital share transactions	9,441,161	30,366,436

Total increase (decrease) in net assets	(3,890,077)	135,847,125

Net Assets
Beginning of the period	473,550,601	337,703,476

End of the period	$469,660,524	$473,550,601

Undistributed Net Investment Income
End of the period	$2,274,812	$4,377,808

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	1,023,490	$12,061,825	2,124,074	$19,012,606
Reinvestments	201,378	2,539,381	1,299,487	10,577,824
Redemptions	(1,452,676)	(17,032,705)	(3,274,580)	(29,874,208)

Net increase (decrease)	(227,808)	$(2,431,499)	148,981	$(283,778)

Class B
Sales	1,554,215	$18,227,705	3,926,034	$35,157,702
Reinvestments	167,828	2,101,202	1,077,515	8,717,100
Redemptions	(1,416,662)	(16,297,634)	(1,889,535)	(17,385,028)

Net increase	305,381	$4,031,273	3,114,014	$26,489,774

Class E
Sales	144,027	$1,710,230	273,216	$2,448,230
Reinvestments	36,429	457,543	283,012	2,295,226
Redemptions	(511,455)	(5,937,285)	(918,325)	(8,251,691)

Net decrease	(330,999)	$(3,769,512)	(362,097)	$(3,508,235)

Class G
Sales	1,187,250	$13,833,181	891,164	$8,989,614
Reinvestments	11,103	138,572	0	0
Redemptions	(207,128)	(2,360,854)	(125,955)	(1,320,939)

Net increase	991,225	$11,610,899	765,209	$7,668,675

Increase derived from capital share transactions		$9,441,161		$30,366,436

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.10		$8.66	$15.03	$14.64	$14.43	$13.71

Income (Loss) From Investment Operations
Net investment income	0.07	(a)	0.15 (a)	0.18 (a)	0.20 (a)	0.18	0.15
Net realized and unrealized gain (loss) on investments	(0.21)		2.85	(5.12)	0.95	1.27	1.40

Total from investment operations	(0.14)		3.00	(4.94)	1.15	1.45	1.55

Less Distributions
Distributions from net investment income	(0.12)		(0.17)	(0.19)	(0.12)	(0.19)	(0.10)
Distributions from net realized capital gains	(0.02)		(0.39)	(1.24)	(0.64)	(1.05)	(0.73)

Total distributions	(0.14)		(0.56)	(1.43)	(0.76)	(1.24)	(0.83)

Net Asset Value, End of Period	$10.82		$11.10	$8.66	$15.03	$14.64	$14.43

Total Return (%)	(1.49	)(b)	36.99	(36.17)	7.78	10.10	12.27

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.31	(c)	0.34	0.33	0.32	0.34	0.34
Net ratio of expenses to average net assets (%) (d)	0.30	(c)	0.34	0.32	0.31	0.33	0.34
Ratio of net investment income to average net assets (%)	1.13	(c)	1.59	1.52	1.33	1.28	1.18
Portfolio turnover rate (%)	22	(c)	21	33	37	34	33
Net assets, end of period (in millions)	$207.13		$214.99	$166.32	$277.84	$261.59	$232.46

	Class B
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.01		$8.58	$14.91	$14.53	$14.32	$13.61

Income (Loss) From Investment Operations
Net investment income	0.05	(a)	0.12 (a)	0.15 (a)	0.16 (a)	0.14	0.11
Net realized and unrealized gain (loss) on investments	(0.20)		2.85	(5.09)	0.94	1.26	1.40

Total from investment operations	(0.15)		2.97	(4.94)	1.10	1.40	1.51

Less Distributions
Distributions from net investment income	(0.10)		(0.15)	(0.15)	(0.08)	(0.14)	(0.07)
Distributions from net realized capital gains	(0.02)		(0.39)	(1.24)	(0.64)	(1.05)	(0.73)

Total distributions	(0.12)		(0.54)	(1.39)	(0.72)	(1.19)	(0.80)

Net Asset Value, End of Period	$10.74		$11.01	$8.58	$14.91	$14.53	$14.32

Total Return (%)	(1.59	)(b)	36.78	(36.38)	7.52	9.83	12.02

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.56	(c)	0.59	0.58	0.57	0.59	0.59
Net ratio of expenses to average net assets (%) (d)	0.55	(c)	0.59	0.57	0.56	0.58	0.59
Ratio of net investment income to average net assets (%)	0.88	(c)	1.34	1.29	1.07	1.03	0.94
Portfolio turnover rate (%)	22	(c)	21	33	37	34	33
Net assets, end of period (in millions)	$203.65		$205.42	$133.39	$192.04	$157.77	$111.36

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.05		$8.61	$14.96	$14.57	$14.37	$13.65

Income (Loss) From Investment Operations
Net investment income	0.06	(a)	0.13 (a)	0.17 (a)	0.18 (a)	0.17	0.14
Net realized and unrealized gain (loss) on investments	(0.21)		2.86	(5.12)	0.95	1.24	1.39

Total from investment operations	(0.15)		2.99	(4.95)	1.13	1.41	1.53

Less Distributions
Distributions from net investment income	(0.10)		(0.16)	(0.16)	(0.10)	(0.16)	(0.08)
Distributions from net realized capital gains	(0.02)		(0.39)	(1.24)	(0.64)	(1.05)	(0.73)

Total distributions	(0.12)		(0.55)	(1.40)	(0.74)	(1.21)	(0.81)

Net Asset Value, End of Period	$10.78		$11.05	$8.61	$14.96	$14.57	$14.37

Total Return (%)	(1.60	)(b)	36.93	(36.32)	7.66	9.85	12.15

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.46	(c)	0.49	0.48	0.47	0.49	0.49
Net ratio of expenses to average net assets (%) (d)	0.45	(c)	0.49	0.47	0.46	0.48	0.49
Ratio of net investment income to average net assets (%)	0.98	(c)	1.45	1.36	1.18	1.12	1.03
Portfolio turnover rate (%)	22	(c)	21	33	37	34	33
Net assets, end of period (in millions)	$40.07		$44.75	$37.99	$69.90	$70.16	$66.71

	Class G
	Six months ended June 30, 2010		Year ended December 31, 2009(e)
Net Asset Value, Beginning of Period	$10.97		$8.19

Income (Loss) From Investment Operations
Net investment income	0.05	(a)	0.09	(a)
Net realized and unrealized gain (loss) on investments	(0.21)		2.69

Total from investment operations	(0.16)		2.78

Less Distributions
Distributions from net investment income	(0.09)		0.00
Distributions from net realized capital gains	(0.02)		0.00

Total distributions	(0.11)		0.00

Net Asset Value, End of Period	$10.70		$10.97

Total Return (%)	(1.66	)(b)	33.94	(b)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.61	(c)	0.64	(c)
Net ratio of expenses to average net assets (%) (d)	0.60	(c)	0.64	(c)
Ratio of net investment income to average net assets (%)	0.87	(c)	1.35	(c)
Portfolio turnover rate (%)	22	(c)	21
Net assets, end of period (in millions)	$18.80		$8.39

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.
(e)	Commencement of operations was April 28, 2009.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The MetLife Mid Cap Stock Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class E and Class G. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class E and Class G shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the

MSF-15

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Financial futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through

MSF-16

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the six months ended June 30, 2010 were $621,086.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors Company, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers pays MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Fees earned by MLIAC with respect to the Portfolio for the six months ended June 30, 2010 were $57,140.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2010 to April 30, 2011, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of

MSF-17

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

0.007% of average daily net assets. An identical expense agreement was in place for the period May 1, 2009 through April 30, 2010. Amounts waived for the six months ended June 30, 2010 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife Advisers is an affiliate of MetLife and MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E and G shares. Under the Distribution and Service Plan, the Class B, E and G shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E and G shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.15% per year for Class E shares and 0.30% per year for Class G shares. Amounts paid by the Portfolio for the six months ended June 30, 2010 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Directors deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$59,567,092	$0	$52,687,650

5.	DERIVATIVE INSTRUMENTS

Authoritative accounting guidance requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit- risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of

MSF-18

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Future contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the six months ended June 30, 2010, the Portfolio entered into equity index futures contracts which were subject to equity price risk. The Portfolio’s outstanding contracts at June 30, 2010, as shown in the Schedule of Investments, are indicative of the Portfolio’s typical activity in these types of contracts throughout the six month period. At June 30, 2010, the unrealized depreciation on open equity index futures contracts was $541,880. For the six months ended June 30, 2010, the Portfolio had realized gains in the amount of $706,180 which is shown under Net realized gain on futures contracts in the Statement of Operations. The Portfolio’s net change in unrealized depreciation was $(874,200) which is shown under Net change in unrealized depreciation on futures contracts in the Statement of Operations.

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts it’s exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$6,458,457	$9,455,092	$15,131,693	$39,906,398	$—	$—	$21,590,150	$49,361,490

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total
$4,961,151	$194,774	$(17,083,365)	$—	$(11,927,440)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future realized capital gains. As of December 31, 2009, the Portfolio had no capital loss carryforwards.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$—

MSF-19

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

8.	RECENT ACCOUNTING PRONOUNCEMENT

The Portfolio adopted Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”, effective March 31, 2010. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

9.	SUBSEQUENT EVENTS

Management completed an evaluation of the impact of all subsequent events on the Portfolio’s financial statements and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

MSF-20

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-21

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2010, the Class A and B shares of the MetLife Moderate Allocation Portfolio returned -1.71% and -1.82%, respectively, compared to the -1.47% return of its benchmark, the Dow Jones Moderate Index1.

MARKET ENVIRONMENT/CONDITIONS

After a strong start in 2010, common stocks fell sharply from May onward due to concerns about the overall economy and the sovereign debt crisis in Europe. The Standard & Poor’s 500 Index2 fell 6.65% during the six month period ending June 2010. The index’s second quarter return of -11.40% broke the streak of four straight quarters of positive returns. During the first half of 2010, stocks of larger companies generally fell more than the stocks of mid and smaller sized companies and growth style stocks fell more than value style stocks. The consumer and industrial sectors, while both down for the period, held up better than the energy, technology, and materials sector. Foreign stocks, as measured by the MSCI EAFE Index3, were down 13.23% during the six months ending June. On a local currency basis, foreign stocks were down only 7.34% with the remainder of the decline coming from a stronger dollar, which makes foreign securities less valuable to the U.S. dollar based investor. On a regional basis, Europe was down the most among developed countries, while Japan was down only modestly. Emerging market and small cap foreign stocks generally held up better than stocks of larger companies from developed countries. In response to concerns about the strength and duration of the economic recovery, Treasury yields fell as investors sought the safety of government securities. Spreads between these relatively safe Treasuries and riskier corporate bonds widened as investors worried about borrowers’ abilities to repay loans in an uncertain economic environment.

PORTFOLIO REVIEW/CURRENT POSITIONING

The MetLife Moderate Allocation Portfolio is structured to be broadly diversified across and within a wide variety of fixed income and equity asset classes. MetLife Advisers, LLC (“the Adviser”) uses holdings based analysis to achieve its objectives by investing in the underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. The Portfolio has a broad asset allocation goal of 40% to fixed income and 60% to equities. In addition, the Portfolio has goals for the sub-asset classes that make up the broad asset category; for example, equities will be broken down by capitalization and region. To attain these goals, the Adviser establishes target percentages among the various underlying portfolios. While the broad asset class goal did not change, several small adjustments to the target allocations of the sub-asset classes and the underlying portfolios were made during the year. Most notable was a modest increase in the asset class target for foreign equities (from 15% to 16%).

The first six months of 2010 was composed of two distinct market environments. The January to April period was characterized by a continuation of the trends of the last nine months of 2009 during which risk was rewarded: strong equity returns and better bond returns in the credit sectors than in the government sectors. In May and June, the markets resembled the risk-averse period of 2008 and early 2009, where stock prices fell as investors fled to the safety of Treasury bonds. The Portfolio’s fixed income position dampened some of the impact of the equity segment’s negative returns on absolute performance. While the Portfolio does not have an explicit goal for cash, it did hold a residual position in cash from the various underlying portfolios. Relative to what could have been earned in bonds, holding cash detracted from the Portfolio’s relative performance within the fixed income segment. However, within the equity portfolios, the cash positions cushioned some of the decline.

Although all underlying equity portfolios produced a negative return for the six month period, some declined less than their respective benchmark index and thus added to relative performance. The biggest contributors to relative performance were the Harris Oakmark International Portfolio, the Met/Franklin Mutual Shares Portfolio, the MFS® Emerging Markets Equity Portfolio, and the Met/Dimensional International Small Company Portfolio. Harris was helped by strong stock selection, particularly in the U.K., Germany, and France. Individual holdings OMRON and British Sky Broadcasting had the most positive impact on performance during the period. The Met/Franklin Mutual Shares Portfolio’s strong relative performance was due in part to its exposure to cash, which provided ballast in a falling equity market, along with good stock selection. Three holdings that added significantly to the Portfolio’s relative performance were Dr. Pepper Snapple Group; A.P. Moller-Maersk, a Danish industrial conglomerate; and Berkshire Hathaway. Both the MFS® Emerging Markets Equity Portfolio and the Met/Dimensional International Small Company Portfolio held up better than the broader MSCI EAFE Index during the period as smaller companies and those in the faster-growing economies did better than larger companies from developed countries (especially those in Europe).

The largest detractors from performance were the BlackRock Large Cap Value Portfolio, the Jennison Growth Portfolio, and the Van Eck Global Natural Resources Portfolio. BlackRock’s underweight position coupled with unfavorable security selection in the financial services sector, along with weak security selection in the information technology sector, caused the majority of the Portfolio’s underperformance. Jennison’s overall stock selection in several sectors detracted from Portfolio performance. Most of Van Eck’s underperformance relative to the equity market was due to its intended focus on energy and basic material stocks, both of which were down much more than other equity sectors during the period.

The PIMCO Total Return Portfolio—the single largest exposure within the fixed income segment of the Portfolio—contributed the most to both absolute and relative return during the six month period ending June, owing to flexible interest rate strategies and limited risk exposures. In addition, the Met/Templeton International Bond Portfolio, despite overall weakness within foreign bonds, did much better than its benchmark and added to the Portfolio’s relative

MSF-1

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

performance. Aiding results were its currency and duration positioning, in particular a lack of exposure to the weaker European regions and a bias towards emerging market countries with faster-growing economies. While still positive for the full six month period, those underlying portfolios with a larger focus on below-investment grade credit (BlackRock High Yield Portfolio and Lord Abbett Bond Debenture Portfolio) lagged the broad bond indices as concerns about the health of the recovery increased, especially in the last two months of the period. The Western Asset Management Strategic Bond Opportunities Portfolio also helped performance due to its exposure to the recovering non-agency mortgage bond sector and an overweight duration position versus the benchmark in a period when the overall level of interest declined.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the advisory firm as of June 30, 2010 and are subject to change at any time based upon economic, market, or other conditions. MetLife Advisers undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation, or country diversification (or that of the underlying portfolios used in the Portfolio) is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2010

	6 Months	1 Year	5 Year	Since Inception[4]
MetLife Moderate Allocation Portfolio
Class A	-1.71	16.00	1.94	2.52
Class B	-1.82	15.79	1.70	2.26
Dow Jones Moderate Index	-1.47	13.92	3.40	3.95

1 The Dow Jones Moderate Index is a benchmark designed for asset allocation strategists who are willing to take 60% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash using a combination of various indices (both domestic and foreign) from Barclays and Dow Jones.

2 The Standard & Poor’s (S&P) 500® Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

3 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

4 Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2010

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio, (Class A)	22.1
Western Asset Management U.S. Government Portfolio, (Class A)	6.7
Met/Franklin Mutual Shares Portfolio, (Class A)	4.7
MFS Value Portfolio, (Class A)	4.7
Davis Venture Value Portfolio, (Class A)	4.7
Pioneer Fund Portfolio, (Class A)	4.6
T. Rowe Price Large Cap Growth Portfolio, (Class A)	4.6
Jennison Growth Portfolio, (Class A)	4.6
BlackRock Bond Income Portfolio, (Class A)	3.3
Met/Templeton International Bond Portfolio, (Class A)	3.1

MSF-3

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 through June 30, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Moderate Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses paid during period* January 1, 2010 to June 30, 2010
Class A(a)(b)	Actual	0.74%	$1,000.00	$982.93	$3.64
	Hypothetical	0.74%	$1,000.00	$1,021.07	$3.71

Class B(a)(b)	Actual	0.99%	$1,000.00	$981.83	$4.86
	Hypothetical	0.99%	$1,000.00	$1,019.82	$4.96

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 3 to the Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Artio International Stock Portfolio, (Class A) (a)	12,172,801	$99,451,782
BlackRock Bond Income Portfolio, (Class A) (a)	1,098,791	116,790,456
BlackRock High Yield Portfolio, (Class A) (b)	4,681,643	36,891,347
BlackRock Large Cap Value Portfolio, (Class A) (a)	11,192,195	95,917,110
Clarion Global Real Estate Portfolio, (Class A) (b)	4,095,636	33,461,343
Davis Venture Value Portfolio, (Class A) (a)	6,313,275	163,387,555
Dreman Small Cap Value Portfolio, (Class A) (b)	5,364,024	63,885,531
Harris Oakmark International Portfolio, (Class A) (b)	9,005,018	100,225,846
Invesco Small Cap Growth Portfolio, (Class A) (b)	5,953,026	65,483,285
Jennison Growth Portfolio, (Class A) (a)	16,427,684	160,005,640
Lazard Mid Cap Portfolio, (Class A) (b)	7,286,695	66,017,460
Lord Abbett Bond Debenture Portfolio, (Class A) (b)	6,246,739	73,898,926
Met/Artisan Mid Cap Value Portfolio, (Class A) (a)	475,596	66,231,499
Met/Dimensional International Small Company Portfolio, (Class A) (a)	5,142,947	65,006,851
Met/Eaton Vance Floating Rate Portfolio, (Class A) (b)	7,564,882	74,135,840
Met/Franklin Mutual Shares Portfolio, (Class A) (b)	21,795,010	165,424,128
Met/Templeton International Bond Portfolio, (Class A) (b)	9,564,266	109,319,556
MFS Emerging Markets Equity Portfolio, (Class A) (b)	7,653,426	69,186,975
MFS Research International Portfolio, (Class A) (b)	12,331,703	99,516,840

Security Description	Shares	Value*

Affiliated Investment Companies—(Continued)
MFS Value Portfolio, (Class A) (a)	15,958,517	$163,415,211
Neuberger Berman Genesis Portfolio, (Class A) (a)	3,645,425	33,355,638
PIMCO Inflation Protected Bond Portfolio, (Class A) (b)	3,474,475	38,775,141
PIMCO Total Return Portfolio, (Class A) (b)	63,479,046	772,539,989
Pioneer Fund Portfolio, (Class A) (b)	14,319,366	160,949,679
T. Rowe Price Large Cap Growth Portfolio, (Class A) (a)	13,569,245	160,659,865
T. Rowe Price Mid Cap Growth Portfolio, (Class A) (b)	8,562,624	65,846,579
Van Eck Global Natural Resources Portfolio, (Class A) (a)	4,952,821	61,068,287
Western Asset Management Strategic Bond Opportunities Portfolio, (Class A) (a)	6,267,636	76,903,892
Western Asset Management U.S. Government Portfolio, (Class A) (a)	19,224,943	233,006,306

Total Mutual Funds (Identified Cost $3,473,934,037)		3,490,758,557

Total Investments—100.0% (Identified Cost $3,473,934,037) (c)		3,490,758,557
Liabilities in excess of other assets		(886,146)

Net Assets—100.0%		$3,489,872,411

(a)	A Portfolio of Metropolitan Series Fund, Inc.
(b)	A Portfolio of Met Investors Series Trust.
(c)	The aggregate cost of investments for federal income tax purposes as of June 30, 2010 was $3,473,934,037 and the composition of unrealized appreciation and depreciation of investment securities was $144,862,848 and $(128,038,328), respectively.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between level 1 and level 2 deemed significant (greater than 10% of total assets), if any, will be disclosed following the valuation table below. For the period ended June 30, 2010, there were no transfers between levels 1 and 2. For information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value of the Portfolio’s investments as of June 30, 2010:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$3,490,758,557	$—	$—	$3,490,758,557
Total Investments	$3,490,758,557	$—	$—	$3,490,758,557

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Statement of Assets & Liabilities

June 30, 2010 (Unaudited)

Assets
Affiliated investments at value (a)		$3,490,758,557
Cash		1
Receivable for:
Fund shares sold		2,259,737

Total Assets		3,493,018,295
Liabilities
Payable for:
Securities purchased	$1,270,306
Fund shares redeemed	989,432
Accrued expenses:
Management fees	176,160
Distribution and service fees	685,653
Deferred directors’ fees	8,168
Other expenses	16,165

Total Liabilities		3,145,884

Net Assets		$3,489,872,411

Net assets consists of:
Paid in surplus		$3,880,863,190
Undistributed net investment income		66,261,820
Accumulated net realized losses		(474,077,119)
Unrealized appreciation on investments		16,824,520

Net Assets		$3,489,872,411

Net Assets
Class A		$195,573,837
Class B		3,294,298,574

Capital Shares (Authorized) Outstanding
Class A (40,000,000)		20,264,207
Class B (525,000,000)		342,044,089

Net Asset Value, Offering and Redemption Price Per Share
Class A		$9.65
Class B		9.63

(a)	Identified cost of investments was $3,473,934,037.

Statement of Operations

Six months ended June 30, 2010 (Unaudited)

Investment Income
Dividends from Underlying Portfolios		$72,554,835

Expenses
Management fees	$1,039,929
Distribution and service fees—Class B	4,023,646
Directors’ fees and expenses	4,233
Custodian and accounting	10,458
Audit and tax services	9,000
Legal	5,561
Miscellaneous	7,161

Total expenses		5,099,988

Net Investment Income		67,454,847

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	(23,500,531)
Capital gains distributions from Underlying Portfolios	16,896,863	(6,603,668)

Net change in unrealized depreciation on:
Investments		(131,379,924)

Net realized and unrealized loss		(137,983,592)

Net Decrease in Net Assets From Operations		$(70,528,745)

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$67,454,847	$78,224,723
Net realized loss	(6,603,668)	(418,868,933)
Net change in unrealized appreciation (depreciation)	(131,379,924)	961,295,299

Increase (decrease) in net assets from operations	(70,528,745)	620,651,089

From Distributions to Shareholders
Net investment income
Class A	(5,670,403)	(4,814,360)
Class B	(86,395,866)	(65,457,876)

	(92,066,269)	(70,272,236)

Net realized capital gain
Class A	0	(2,318,025)
Class B	0	(34,540,503)

	0	(36,858,528)

Total distributions	(92,066,269)	(107,130,764)

Increase in net assets from capital share transactions	433,237,127	653,205,063

Total increase in net assets	270,642,113	1,166,725,388

Net Assets
Beginning of the period	3,219,230,298	2,052,504,910

End of the period	$3,489,872,411	$3,219,230,298

Undistributed Net Investment Income
End of the period	$66,261,820	$90,873,242

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	2,187,821	$22,274,672	4,419,204	$38,804,658
Reinvestments	542,622	5,670,403	907,428	7,132,385
Redemptions	(1,181,273)	(11,990,919)	(2,748,943)	(23,627,556)

Net increase	1,549,170	$15,954,156	2,577,689	$22,309,487

Class B
Sales	42,143,022	$428,956,593	75,812,027	$671,357,578
Reinvestments	8,275,466	86,395,866	12,738,647	99,998,379
Redemptions	(9,711,720)	(98,069,488)	(16,303,578)	(140,460,381)

Net increase	40,706,768	$417,282,971	72,247,096	$630,895,576

Increase derived from capital share transactions		$433,237,127		$653,205,063

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$10.09		$8.40	$12.00	$11.52	$10.82	$10.00

Income (Loss) From Investment Operations
Net investment income	0.21	(b)	0.30 (b)	0.25 (b)	0.17 (b)	0.24	0.04
Net realized and unrealized gain (loss) on investments	(0.36)		1.83	(3.59)	0.36	1.04	0.83

Total from investment operations	(0.15)		2.13	(3.34)	0.53	1.28	0.87

Less Distributions
Distributions from net investment income	(0.29)		(0.30)	(0.12)	(0.03)	(0.24)	(0.05)
Distributions from net realized capital gains	0.00		(0.14)	(0.14)	(0.02)	(0.34)	0.00

Total distributions	(0.29)		(0.44)	(0.26)	(0.05)	(0.58)	(0.05)

Net Asset Value, End of Period	$9.65		$10.09	$8.40	$12.00	$11.52	$10.82

Total Return (%)	(1.71	)(c)	26.84	(28.43)	4.55	12.18	8.66	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.06	(d)	0.07	0.07	0.09	0.11	0.29	(d)
Net ratio of expenses to average net assets (%) (e) (f)	0.06	(d)	0.07	0.07	0.09	0.10	0.10	(d)
Ratio of net investment income to average net assets (%) (g)	4.16	(d)	3.44	2.38	1.44	1.67	1.57	(d)
Portfolio turnover rate (%)	27	(d)	32	24	14	19	1	(d)
Net assets, end of period (in millions)	$195.57		$188.75	$135.50	$171.93	$90.13	$21.25

	Class B
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007		2006	2005(a)
Net Asset Value, Beginning of Period	$10.06		$8.37	$11.96	$11.48		$10.81	$10.00

Income (Loss) From Investment Operations
Net investment income	0.20	(b)	0.27 (b)	0.21 (b)	0.12	(b)	0.22	0.04
Net realized and unrealized gain (loss) on investments	(0.36)		1.83	(3.57)	0.38		1.02	0.81

Total from investment operations	(0.16)		2.10	(3.36)	0.50		1.24	0.85

Less Distributions
Distributions from net investment income	(0.27)		(0.27)	(0.09)	(0.00	)(h)	(0.23)	(0.04)
Distributions from net realized capital gains	0.00		(0.14)	(0.14)	(0.02)		(0.34)	0.00

Total distributions	(0.27)		(0.41)	(0.23)	(0.02)		(0.57)	(0.04)

Net Asset Value, End of Period	$9.63		$10.06	$8.37	$11.96		$11.48	$10.81

Total Return (%)	(1.82	)(c)	26.53	(28.63)	4.35		11.84	8.50	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.31	(d)	0.32	0.32	0.34		0.36	0.54	(d)
Net ratio of expenses to average net assets (%) (e)(f)	0.31	(d)	0.32	0.32	0.34		0.35	0.35	(d)
Ratio of net investment income to average net assets (%) (g)	3.94	(d)	3.11	2.08	0.98		0.98	1.45	(d)
Portfolio turnover rate (%)	27	(d)	32	24	14		19	1	(d)
Net assets, end of period (in millions)	$3,294.30		$3,030.48	$1,917.00	$2,127.61		$650.79	$101.02

(a)	Commencement of operations was May 2, 2005.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	The ratio of expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(f)	Net ratio of expenses to average net assets includes the effect of the expense limitation agreement as detailed in the Notes to Financial Statements.
(g)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(h)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The MetLife Moderate Allocation Portfolio (the “Asset Allocation Portfolio”) is a diversified series of the fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although not all Portfolios are available to all such separate accounts. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Asset Allocation Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Valuation:

Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income:

Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes:

It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net

MSF-10

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios, capital loss carryforwards and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2010	% per Annum	Average daily net assets
$1,039,929	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in certain Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife Advisers is an affiliate of MetLife and MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts paid by the Asset Allocation Portfolio for the six months ended June 30, 2010 are shown as Distribution and service fees in the Statement of Operations.

Expense Limitation Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2010 to April 30, 2011, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy is subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’s expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2010 to April 30, 2011 are 0.10% and 0.35% for Class A and B, respectively.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Asset Allocation Portfolio for the six months ended June 30, 2010 were $891,126,631 and $465,549,731, respectively.

5.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the six months ended June 30, 2010 were as follows:

Underlying Portfolio (Class A)	Number of shares held as of December 31, 2009	Shares Purchased	Shares Sold	Number of shares held as of June 30, 2010
Artio International Stock	6,841,804	5,388,305	57,308	12,172,801
BlackRock Bond Income	879,207	224,211	4,627	1,098,791
BlackRock High Yield	3,998,385	828,696	145,438	4,681,643
BlackRock Large Cap Value	20,845,478	2,042,896	11,696,179	11,192,195
Clarion Global Real Estate	3,417,427	835,816	157,607	4,095,636
Davis Venture Value	7,056,886	768,228	1,511,839	6,313,275
Dreman Small Cap Value	5,321,745	577,312	535,033	5,364,024
Harris Oakmark International	8,118,350	1,061,022	174,354	9,005,018
Invesco Small Cap Growth	5,941,408	594,695	583,077	5,953,026
Jennison Growth	15,317,614	1,795,956	685,886	16,427,684
Lazard Mid Cap	3,519,078	3,875,118	107,501	7,286,695
Lord Abbett Bond Debenture	5,204,119	1,138,301	95,681	6,246,739
Met/Artisan Mid Cap Value	682,345	67,344	274,093	475,596
Met/Dimensional International Small Co.	4,313,789	922,170	93,012	5,142,947
Met/Eaton Vance Floating Rate	0	7,594,597	29,715	7,564,882
Met/Franklin Mutual Shares	23,854,663	2,708,895	4,768,548	21,795,010
Met/Templeton International Bond	11,388,228	1,253,011	3,076,973	9,564,266
MFS Emerging Markets Equity	3,486,667	4,201,784	35,025	7,653,426
MFS Research International	6,848,075	5,541,314	57,686	12,331,703
MFS Value	17,557,717	2,008,271	3,607,471	15,958,517
Neuberger Berman Genesis	0	3,660,948	15,523	3,645,425
PIMCO Inflation Protected	2,760,217	728,896	14,638	3,474,475
PIMCO Total Return	53,848,624	9,901,280	270,858	63,479,046
Pioneer Fund	13,433,462	1,518,074	632,170	14,319,366
T. Rowe Price Large Cap Growth	13,063,418	1,374,441	868,614	13,569,245
T. Rowe Price Mid Cap Growth	8,696,467	851,855	985,698	8,562,624
Van Eck Global Natural Resources	4,467,834	835,343	350,356	4,952,821
Western Asset Management Strategic Bond Opportunities	10,204,842	1,651,048	5,588,254	6,267,636
Western Asset Management U.S. Government	5,150,901	14,150,055	76,013	19,224,943

MSF-12

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of June 30, 2010
Artio International Stock	$(350,055)	$0	$1,089,329	$99,451,782
BlackRock Bond Income	37,159	0	4,097,288	116,790,456
BlackRock High Yield	(40,554)	0	2,346,296	36,891,347
BlackRock Large Cap Value	(39,024,829)	0	2,233,360	95,917,110
Clarion Global Real Estate	(1,068,257)	0	3,084,527	33,461,343
Davis Venture Value	(10,815,835)	0	2,132,456	163,387,555
Dreman Small Cap Value	(270,809)	0	606,306	63,885,531
Harris Oakmark International	(874,542)	0	2,228,314	100,225,846
Invesco Small Cap Growth Portfolio	(1,232,517)	0	0	65,483,285
Jennison Growth	(207,737)	0	1,067,005	160,005,640
Lazard Mid Cap	(176,624)	0	388,040	66,017,460
Lord Abbett Bond Debenture	(57,197)	0	4,462,825	73,898,926
Met/Artisan Mid Cap Value	11,687,782	0	814,099	66,231,499
Met/Dimensional International Small Company	385,443	3,831,274	1,162,561	65,006,851
Met/Eaton Vance Floating Rate	(3,208)	0	0	74,135,840
Met/Franklin Mutual Shares	10,380,223	2,734,395	0	165,424,128
Met/Templeton International Bond	5,876,349	48,861	1,037,703	109,319,556
MFS Emerging Markets Equity	86,207	0	442,934	69,186,975
MFS Research International	(260,054)	0	1,324,406	99,516,840
MFS Value	(5,613,027)	0	3,035,143	163,415,211
Neuberger Berman Genesis	(14,296)	0	0	33,355,638
PIMCO Inflation Protected	12,183	918,134	877,942	38,775,141
PIMCO Total Return	72,115	3,934,253	27,242,001	772,539,988
Pioneer Fund	2,039,894	0	1,615,604	160,949,679
T. Rowe Price Large Cap Growth	(1,411,734)	0	485,754	160,659,865
T. Rowe Price Mid Cap Growth	2,628,352	0	0	65,846,579
Van Eck Global Natural Resources	1,729,944	5,233,947	357,394	61,068,287
Western Asset Management Strategic Bond Opportunities	3,021,360	0	8,564,353	76,903,892
Western Asset Management U.S. Government	(36,266)	196,000	1,859,196	233,006,306

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$70,571,746	$23,229,367	$36,559,018	$25,126,127	$—	$—	$107,130,764	$48,355,494

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$90,877,317	$—	$63,118,849	$(382,387,856)	$(228,391,690)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future realized capital gains. As of December 31, 2009, the Asset Allocation Portfolio had $382,387,856 in capital loss carryforwards expiring on December 31, 2017.

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$—

MSF-13

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

7.	RECENT ACCOUNTING PRONOUNCEMENT

The Portfolio adopted Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”, effective March 31, 2010. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

8.	SUBSEQUENT EVENTS

Management completed an evaluation of the impact of all subsequent events on the Portfolio’s financial statements and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

MSF-14

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-15

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2010, the Class A and B shares of the MetLife Moderate to Aggressive Allocation Portfolio returned -4.44% and -4.54%, respectively, compared to the -3.46% return of its benchmark, the Dow Jones Moderately Aggressive Index1.

MARKET ENVIRONMENT/CONDITIONS

After a strong start in 2010, common stocks fell sharply from May onward due to concerns about the overall economy and the sovereign debt crisis in Europe. The Standard & Poor’s 500 Index2 fell 6.65% during the six month period ending June 2010. The index’s second quarter return of -11.40% broke the streak of four straight quarters of positive returns. During the first half of 2010, stocks of larger companies generally fell more than the stocks of mid and smaller sized companies and growth style stocks fell more than value style stocks. The consumer and industrial sectors, while both down for the period, held up better than the energy, technology, and materials sector. Foreign stocks, as measured by the MSCI EAFE Index3, were down 13.23% during the six months ending June. On a local currency basis, foreign stocks were down only 7.34% with the remainder of the decline coming from a stronger dollar, which makes foreign securities less valuable to the U.S. dollar based investor. On a regional basis, Europe was down the most among developed countries, while Japan was down only modestly. Emerging market and small cap foreign stocks generally held up better than stocks of larger companies from developed countries. In response to concerns about the strength and duration of the economic recovery, Treasury yields fell as investors sought the safety of government securities. Spreads between these relatively safe Treasuries and riskier corporate bonds widened as investors worried about borrowers’ abilities to repay loans in an uncertain economic environment.

PORTFOLIO REVIEW/CURRENT POSITIONING

The MetLife Moderate to Aggressive Allocation Portfolio is structured to be broadly diversified across and within a wide variety of fixed income and equity asset classes. MetLife Advisers, LLC (“the Adviser”) uses holdings based analysis to achieve its objectives by investing in the underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. The Portfolio has a broad asset allocation goal of 20% to fixed income and 80% to equities. In addition, the Portfolio has goals for the sub-asset classes that make up the broad asset category; for example, equities will be broken down by capitalization and region. To attain these goals, the Adviser establishes target percentages among the various underlying portfolios. While the broad asset class goal did not change, several small adjustments to the target allocations of the sub-asset classes and the underlying portfolios were made during the year. Most notable was a modest increase in the asset class target for foreign equities (from 22% to 24%).

The first six months of 2010 was composed of two distinct market environments. The January to April period was characterized by a continuation of the trends of the last nine months of 2009 during which risk was rewarded: strong equity returns and better bond returns in the credit sectors than in the government sectors. In May and June, the markets resembled the risk-averse period of 2008 and early 2009, where stock prices fell as investors fled to the safety of Treasury bonds. The Portfolio’s larger fixed income position dwarfed the impact of the equity segment’s negative returns on absolute performance. While the Portfolio does not have an explicit goal for cash, it did hold a residual position in cash from the various underlying portfolios. Relative to what could have been earned in bonds, holding cash detracted from the Portfolio’s relative performance within the fixed income segment. However, within the equity portfolios, the cash positions cushioned some of the decline.

Although all underlying equity portfolios produced a negative return for the six month period, some declined less than their respective benchmark index and thus added to relative performance. The biggest contributors to relative performance were the Harris Oakmark International Portfolio, the Met/Franklin Mutual Shares Portfolio, the MFS® Emerging Markets Equity Portfolio, and the Met/Dimensional International Small Company Portfolio. Harris was helped by strong stock selection, particularly in the U.K., Germany, and France. Individual holdings OMRON and British Sky Broadcasting had the most positive impact on performance during the period. The Met/Franklin Mutual Shares Portfolio’s strong relative performance was due in part to its exposure to cash, which provided ballast in a falling equity market, along with good stock selection. Three holdings that added significantly to the Portfolio’s relative performance were Dr. Pepper Snapple Group; A.P. Moller-Maersk, a Danish industrial conglomerate; and Berkshire Hathaway. Both the MFS® Emerging Markets Equity Portfolio and the Met/Dimensional International Small Company Portfolio held up better than the broader MSCI EAFE Index during the period as smaller companies and those in the faster-growing economies did better than larger companies from developed countries (especially those in Europe).

The largest detractors from performance were the BlackRock Large Cap Value Portfolio, the Jennison Growth Portfolio, the Janus Forty Portfolio, and the Van Eck Global Natural Resources Portfolio. BlackRock’s underweight position coupled with unfavorable security selection in the financial services sector, along with weak security selection in the information technology sector, caused the majority of the Portfolio’s underperformance. Jennison’s overall stock selection in several sectors detracted from Portfolio performance. Janus was hurt by its concentrated exposure within technology, including smart phone maker Research In Motion as well as Internet giant Google. Most of Van Eck’s underperformance relative to the equity market was due to its intended focus on energy and basic material stocks, both of which were down much more than other equity sectors during the period.

The PIMCO Total Return Portfolio—the single largest exposure within the fixed income segment of the Portfolio—contributed the most to both absolute and relative return during the six month

MSF-1

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

period ending June, owing to flexible interest rate strategies and limited risk exposures. In addition, the Met/Templeton International Bond Portfolio, despite overall weakness within foreign bonds, did much better than its benchmark and added to the Portfolio’s relative performance. Aiding results were its currency and duration positioning, in particular a lack of exposure to the weaker European regions and a bias towards emerging market countries with faster-growing economies. While still positive for the full six month period, those underlying portfolios with a larger focus on below-investment grade credit (BlackRock High Yield Portfolio and Lord Abbett Bond Debenture Portfolio) lagged the broad bond indices as concerns about the health of the recovery increased, especially in the last two months of the period.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the advisory firm as of June 30, 2010 and are subject to change at any time based upon economic, market, or other conditions. MetLife Advisers undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation, or country diversification (or that of the underlying portfolios used in the Portfolio) is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2010

	6 Months	1 Year	5 Year	Since Inception[4]
MetLife Moderate to Aggressive Allocation Portfolio
Class A	-4.44	15.63	0.50	1.22
Class B	-4.54	15.29	0.24	0.96
Dow Jones Moderately Aggressive Index	-3.46	16.18	2.92	3.68

1 The Dow Jones Moderately Aggressive Index is a benchmark designed for asset allocation strategists who are willing to take 80% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash using a combination of various indices (both domestic and foreign) from Barclays and Dow Jones.

2 The Standard & Poor’s (S&P) 500® Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

3 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

4 Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2010

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio, (Class A)	16.1
Davis Venture Value Portfolio, (Class A)	6.8
MFS Value Portfolio, (Class A)	5.8
Pioneer Fund Portfolio, (Class A)	5.7
T. Rowe Price Large Cap Growth Portfolio, (Class A)	5.7
Jennison Growth Portfolio, (Class A)	5.7
Harris Oakmark International Portfolio, (Class A)	4.0
Met/Artisan Mid Cap Value Portfolio, (Class A)	3.9
MFS Research International Portfolio, (Class A)	3.9
Artio International Stock Portfolio, (Class A)	3.9

MSF-3

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 through June 30, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Moderate to Aggressive Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses paid during period* January 1, 2010 to June 30, 2010
Class A(a)(b)	Actual	0.78%	$1,000.00	$955.63	$3.78
	Hypothetical	0.78%	$1,000.00	$1,020.87	$3.91

Class B(a)(b)	Actual	1.03%	$1,000.00	$954.59	$4.99
	Hypothetical	1.03%	$1,000.00	$1,019.62	$5.16

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 3 to the Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Artio International Stock Portfolio, (Class A) (a)	12,021,527	$98,215,876
BlackRock High Yield Portfolio, (Class A) (b)	3,483,282	27,448,266
BlackRock Large Cap Value Portfolio, (Class A) (a)	8,310,733	71,222,985
Clarion Global Real Estate Portfolio, (Class A) (b)	6,084,200	49,707,912
Davis Venture Value Portfolio, (Class A) (a)	6,574,544	170,149,208
Dreman Small Cap Value Portfolio, (Class A) (b)	5,971,870	71,124,977
Harris Oakmark International Portfolio, (Class A) (b)	8,915,775	99,232,578
Invesco Small Cap Growth Portfolio, (Class A) (b)	8,856,245	97,418,694
Janus Forty Portfolio, (Class A) (b)	1,246,703	70,962,335
Jennison Growth Portfolio, (Class A) (a)	14,621,017	142,408,709
Lazard Mid Cap Portfolio, (Class A) (b)	8,120,287	73,569,801
Lord Abbett Bond Debenture Portfolio, (Class A) (b)	4,648,291	54,989,285
Met/Artisan Mid Cap Value Portfolio, (Class A) (a)	707,932	98,586,679
Met/Dimensional International Small Company Portfolio, (Class A) (a)	3,815,996	48,234,192
Met/Franklin Mutual Shares Portfolio, (Class A) (b)	12,927,331	98,118,445
Met/Templeton International Bond Portfolio, (Class A) (b)	7,106,702	81,229,605
MFS Emerging Markets Equity Portfolio, (Class A) (b)	8,524,531	77,061,759

Security Description	Shares	Value*

Affiliated Investment Companies—(Continued)
MFS Research International Portfolio, (Class A) (b)	12,190,632	$98,378,402
MFS Value Portfolio, (Class A) (a)	14,232,320	145,738,955
Neuberger Berman Genesis Portfolio, (Class A) (a)	2,708,052	24,778,673
PIMCO Total Return Portfolio, (Class A) (b)	33,086,700	402,665,134
Pioneer Fund Portfolio, (Class A) (b)	12,766,579	143,496,345
T. Rowe Price Large Cap Growth Portfolio, (Class A) (a)	12,084,347	143,078,674
T. Rowe Price Mid Cap Growth Portfolio, (Class A) (b)	9,524,283	73,241,740
Van Eck Global Natural Resources Portfolio, (Class A) (a)	3,671,973	45,275,423

Total Mutual Funds (Identified Cost $2,612,187,214)		2,506,334,652

Total Investments—100.0% (Identified Cost $2,612,187,214) (c)		2,506,334,652
Liabilities in excess of other assets		(652,850)

Net Assets—100.0%		$2,505,681,802

(a)	A Portfolio of Metropolitan Series Fund, Inc.
(b)	A Portfolio of Met Investors Series Trust.
(c)	The aggregate cost of investments for federal income tax purposes as of June 30, 2010 was $2,612,187,214 and the composition of unrealized appreciation and depreciation of investment securities was $106,311,158 and $(212,163,720), respectively.

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between level 1 and level 2 deemed significant (greater than 10% of total assets), if any, will be disclosed following the valuation table below. For the period ended June 30, 2010, there were no transfers between levels 1 and 2. For information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value of the Portfolio’s investments as of June 30, 2010:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$2,506,334,652	$—	$—	$2,506,334,652
Total Investments	$2,506,334,652	$—	$—	$2,506,334,652

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Statement of Assets & Liabilities

June 30, 2010 (Unaudited)

Assets
Affiliated investments at value (a)		$2,506,334,652
Receivable for:
Fund shares sold		1,308,078

Total Assets		2,507,642,730
Liabilities
Payable for:
Securities purchased	$649,168
Fund shares redeemed	658,910
Accrued expenses:
Management fees	137,556
Distribution and service fees	490,959
Deferred directors’ fees	8,168
Other expenses	16,167

Total Liabilities		1,960,928

Net Assets		$2,505,681,802

Net assets consists of:
Paid in surplus		$3,112,613,039
Undistributed net investment income		37,109,382
Accumulated net realized losses		(538,188,057)
Unrealized depreciation on investments		(105,852,562)

Net Assets		$2,505,681,802

Net Assets
Class A		$201,291,322
Class B		2,304,390,480

Capital Shares (Authorized) Outstanding
Class A (40,000,000)		22,122,728
Class B (420,000,000)		253,747,804

Net Asset Value, Offering and Redemption Price Per Share
Class A		$9.10
Class B		9.08

(a)	Identified cost of investments was $2,612,187,214.

Statement of Operations

Six months ended June 30, 2010 (Unaudited)

Investment Income
Dividends from Underlying Portfolios		$42,014,268

Expenses
Management fees	$850,288
Distribution and service fees—Class B	3,062,374
Directors’ fees and expenses	4,233
Custodian and accounting	10,460
Audit and tax services	9,000
Legal	4,277
Miscellaneous	6,661

Total expenses		3,947,293

Net Investment Income		38,066,975

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	(33,010,804)
Capital gains distributions from Underlying Portfolios	10,718,059	(22,292,745)

Net change in unrealized depreciation on:
Investments		(136,503,802)

Net realized and unrealized loss		(158,796,547)

Net Decrease in Net Assets From Operations		$(120,729,572)

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$38,066,975	$51,733,362
Net realized loss	(22,292,745)	(468,077,030)
Net change in unrealized appreciation (depreciation)	(136,503,802)	1,022,823,980

Increase (decrease) in net assets from operations	(120,729,572)	606,480,312

From Distributions to Shareholders
Net investment income
Class A	(4,975,811)	(4,333,800)
Class B	(53,277,050)	(51,926,380)

	(58,252,861)	(56,260,180)

Net realized capital gain
Class A	0	(2,122,677)
Class B	0	(28,452,811)

	0	(30,575,488)

Total distributions	(58,252,861)	(86,835,668)

Increase in net assets from capital share transactions	13,442,130	247,153,018

Total increase (decrease) in net assets	(165,540,303)	766,797,662

Net Assets
Beginning of the period	2,671,222,105	1,904,424,443

End of the period	$2,505,681,802	$2,671,222,105

Undistributed Net Investment Income
End of the period	$37,109,382	$57,295,268

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	2,231,182	$21,904,114	5,791,463	$47,429,002
Reinvestments	487,825	4,975,811	880,829	6,456,477
Redemptions	(1,327,456)	(12,955,734)	(2,600,881)	(21,102,220)

Net increase	1,391,551	$13,924,191	4,071,411	$32,783,259

Class B
Sales	7,216,954	$70,791,331	37,344,380	$295,128,549
Reinvestments	5,233,502	53,277,050	10,980,764	80,379,191
Redemptions	(12,894,528)	(124,550,442)	(19,338,479)	(161,137,981)

Net increase (decrease)	(444,072)	$(482,061)	28,986,665	$214,369,759

Increase derived from capital share transactions		$13,442,130		$247,153,018

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$9.74		$7.90	$12.43	$11.98	$11.05	$10.00

Income (Loss) From Investment Operations
Net investment income	0.15	(b)	0.21 (b)	0.17 (b)	0.12 (b)	0.17	0.04
Net realized and unrealized gain (loss) on investments	(0.56)		2.00	(4.43)	0.38	1.39	1.05

Total from investment operations	(0.41)		2.21	(4.26)	0.50	1.56	1.09

Less Distributions
Distributions from net investment income	(0.23)		(0.25)	(0.09)	(0.03)	(0.18)	(0.04)
Distributions from net realized capital gains	0.00		(0.12)	(0.18)	(0.02)	(0.45)	0.00

Total distributions	(0.23)		(0.37)	(0.27)	(0.05)	(0.63)	(0.04)

Net Asset Value, End of Period	$9.10		$9.74	$7.90	$12.43	$11.98	$11.05

Total Return (%)	(4.44	)(c)	29.43	(34.96)	4.12	14.55	10.94	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.07	(d)	0.07	0.07	0.09	0.11	0.34	(d)
Net ratio of expenses to average net assets (%) (e)(f)	0.07	(d)	0.07	0.07	0.09	0.10	0.10	(d)
Ratio of net investment income to average net assets (%) (g)	3.12	(d)	2.49	1.69	0.95	1.07	1.34	(d)
Portfolio turnover rate (%)	32	(d)	37	26	14	23	2	(d)
Net assets, end of period (in millions)	$201.29		$201.93	$131.60	$155.39	$80.73	$13.39

	Class B
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007		2006	2005(a)
Net Asset Value, Beginning of Period	$9.71		$7.87	$12.39	$11.94		$11.04	$10.00

Income (Loss) From Investment Operations
Net investment income	0.14	(b)	0.19 (b)	0.15 (b)	0.07	(b)	0.16	0.04
Net realized and unrealized gain (loss) on investments	(0.56)		1.99	(4.43)	0.40		1.36	1.05

Total from investment operations	(0.42)		2.18	(4.28)	0.47		1.52	1.08

Less Distributions
Distributions from net investment income	(0.21)		(0.22)	(0.06)	(0.00	)(h)	(0.17)	(0.04)
Distributions from net realized capital gains	0.00		(0.12)	(0.18)	(0.02)		(0.45)	0.00

Total distributions	(0.21)		(0.34)	(0.24)	(0.02)		(0.62)	(0.04)

Net Asset Value, End of Period	$9.08		$9.71	$7.87	$12.39		$11.94	$11.04

Total Return (%)	(4.54	)(c)	29.09	(35.11)	3.85		14.22	10.78	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.32	(d)	0.32	0.32	0.34		0.36	0.59	(d)
Net ratio of expenses to average net assets (%) (e)(f)	0.32	(d)	0.32	0.32	0.34		0.35	0.35	(d)
Ratio of net investment income to average net assets (%) (g)	2.84	(d)	2.32	1.51	0.56		0.54	1.33	(d)
Portfolio turnover rate (%)	32	(d)	37	26	14		23	2	(d)
Net assets, end of period (in millions)	$2,304.39		$2,469.30	$1,772.82	$2,216.52		$638.88	$74.90

(a)	Commencement of operations was May 2, 2005.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	The ratio of expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(f)	Net ratio of expenses to average net assets includes the effect of the expense limitation agreement as detailed in the Notes to Financial Statements.
(g)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(h)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The MetLife Moderate to Aggressive Allocation Portfolio (the “Asset Allocation Portfolio”) is a diversified series of the fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although not all Portfolios are available to all such separate accounts. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Asset Allocation Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Valuation:

Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income:

Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes:

It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net

MSF-9

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios, capital loss carryforwards, post October loss deferral and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2010	% per Annum	Average daily net assets
$850,288	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in certain Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife Advisers is an affiliate of MetLife and MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts paid by the Asset Allocation Portfolio for the six months ended June 30, 2010 are shown as Distribution and service fees in the Statement of Operations.

Expense Limitation Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2010 to April 30, 2011, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy is subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’s expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2010 to April 30, 2011 are 0.10% and 0.35% for Class A and B, respectively.

MSF-10

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Asset Allocation Portfolio for the six months ended June 30, 2010 were $428,304,764 and $424,375,178, respectively.

5.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the six months ended June 30, 2010 were as follows:

Underlying Portfolio (Class A)	Number of shares held as of December 31, 2009	Shares Purchased	Shares Sold	Number of shares held as of June 30, 2010
Artio International Stock	11,202,304	1,140,866	321,643	12,021,527
BlackRock High Yield	3,269,367	400,294	186,379	3,483,282
BlackRock Large Cap Value	25,606,087	442,972	17,738,326	8,310,733
Clarion Global Real Estate	5,594,272	755,881	265,953	6,084,200
Davis Venture Value	6,742,332	120,778	288,566	6,574,544
Dreman Small Cap Value	6,536,683	102,942	667,755	5,971,870
FI Mid Cap Opportunities	2,239,039	14,765	2,253,804	0
Harris Oakmark International	8,861,503	294,794	240,522	8,915,775
Invesco Small Cap Growth	7,296,469	1,794,707	234,931	8,856,245
Janus Forty	834,346	439,613	27,256	1,246,703
Jennison Growth	17,563,869	330,728	3,273,580	14,621,017
Lazard Mid Cap	5,762,332	2,664,471	306,516	8,120,287
Lord Abbett Bond Debenture	4,255,705	561,062	168,476	4,648,291
Met/Artisan Mid Cap Value	559,003	178,480	29,551	707,932
Met/Dimensional International Small Co.	3,528,144	389,062	101,210	3,815,996
Met/Franklin Mutual Shares	19,518,711	398,922	6,990,302	12,927,331
Met/Templeton International Bond	6,982,885	310,948	187,131	7,106,702
MFS Emerging Markets Equity	5,710,337	2,999,781	185,587	8,524,531
MFS Research International	8,408,450	4,059,764	277,582	12,190,632
MFS Value	14,374,827	324,185	466,692	14,232,320
Neuberger Berman Genesis	0	2,738,680	30,628	2,708,052
PIMCO Total Return	25,149,179	8,685,556	748,035	33,086,700
Pioneer Fund	11,001,320	2,185,238	419,979	12,766,579
T. Rowe Price Large Cap Growth	14,983,252	159,403	3,058,308	12,084,347
T. Rowe Price Mid Cap Growth	7,123,921	2,795,097	394,735	9,524,283
Van Eck Global Natural Resources	3,661,436	311,186	300,649	3,671,973

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of June 30, 2010
Artio International Stock	$(2,119,985)	$0	$1,656,743	$98,215,876
BlackRock High Yield	348,904	0	1,782,474	27,448,266
BlackRock Large Cap Value	(38,128,383)	0	2,550,423	71,222,985
Clarion Global Real Estate	(2,056,652)	0	4,696,298	49,707,912

MSF-11

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of June 30, 2010
Davis Venture Value	$(2,837,027)	$0	$1,893,159	$170,149,208
Dreman Small Cap Value	(841,388)	0	692,979	71,124,977
FI Mid Cap Opportunities	7,429,312	0	0	0
Harris Oakmark International	(1,314,465)	0	2,260,272	99,232,578
Invesco Small Cap Growth	(780,248)	0	0	97,418,694
Janus Forty	324,215	0	934,908	70,962,335
Jennison Growth	(4,386,987)	0	1,137,375	142,408,709
Lazard Mid Cap	(989,655)	0	591,048	73,569,801
Lord Abbett Bond Debenture	(42,282)	0	3,390,189	54,989,285
Met/Artisan Mid Cap Value	877,490	0	619,621	98,586,679
Met/Dimensional International Small Co.	401,566	2,914,037	884,235	48,234,192
Met/Franklin Mutual Shares	15,118,192	2,080,292	0	98,118,445
Met/Templeton International Bond	249,183	27,869	591,884	81,229,605
MFS Emerging Markets Equity	528,714	0	674,212	77,061,759
MFS Research International	(1,100,169)	0	1,510,138	98,378,402
MFS Value	(1,080,256)	0	2,309,435	145,738,955
Neuberger Berman Genesis	(24,674)	0	0	24,778,673
PIMCO Total Return	501,812	1,706,833	11,818,648	402,665,134
Pioneer Fund	1,054,162	0	1,229,889	143,496,345
T. Rowe Price Large Cap Growth	(6,299,532)	0	517,955	143,078,674
T. Rowe Price Mid Cap Growth	726,266	0	0	73,241,740
Van Eck Global Natural Resources	1,431,086	3,989,028	272,386	45,275,423

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$56,578,870	$21,084,774	$30,256,798	$30,460,060	$—	$—	$86,835,668	$51,544,834

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total
$57,295,745	$—	$(54,311,354)	$(426,884,034)	$(423,899,643)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future realized capital gains. As of December 31, 2009, the Asset Allocation Portfolio had $426,884,034 in capital loss carryforwards expiring on December 31, 2017.

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$(4,045,088)

7.	RECENT ACCOUNTING PRONOUNCEMENT

The Portfolio adopted Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”, effective March 31, 2010. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases,

MSF-12

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

8.	SUBSEQUENT EVENTS

Management completed an evaluation of the impact of all subsequent events on the Portfolio’s financial statements and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

MSF-13

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-14

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2010, the Class A, B, D, and E shares of the MetLife Stock Index Portfolio returned -6.74%, -6.88%, -6.80%, and -6.84%, respectively, compared to its benchmark, the Standard & Poor’s (“S&P”) 500 Index1, which returned -6.65%.

MARKET ENVIRONMENT/CONDITIONS

The S&P 500 Index rallied 5.4% in the first quarter before declining 11.4% in the second quarter. The positive return in the first quarter was primarily due to expectations that corporate earnings would continue to improve and that the labor market was finally stabilizing. The negative return in the second quarter was primarily due to concerns that the economic recovery was proceeding slower than expected and fears that Europe’s sovereign debt crisis would continue to spread and lead to another global recession. The unemployment rate dropped slightly from 9.7% in January to 9.5% in June, primarily due to a shrinking labor force. During the first six months, the Federal Open Market Committee met four times and maintained the target range for the Federal Funds Rate at 0.0% to 0.25%. Due to mixed economic data and subdued levels of inflation, the Federal Reserve stated they would continue to keep the Federal Funds Rate at exceptionally low levels for an extended period. In June, actual New Home Sales, Existing Home Sales, and Retail Sales numbers were much lower than expected when compared to the median forecasts in Bloomberg’s surveys of economists. However, the University of Michigan Survey of Consumer Confidence Sentiment Index rose to its highest level since February 2008.

Some of the factors driving the equity markets include corporate earnings, developments in the Federal Reserve’s interest rate policy, geopolitical concerns, energy prices, employment data and the value of the U.S. Dollar.

All ten sectors comprising the S&P 500 Index experienced negative returns for the first six months of 2010. Industrials (10.2% beginning weight in the benchmark), down 0.8%, was the best relative-performing sector. Consumer Discretionary (9.6% beginning weight), down 1.6%, was the second best relative-performing sector. Materials (3.6% beginning weight), down 12.9%, was the worst-performing sector. The next worst-performing sectors were Energy (11.5% beginning weight), down 12.2% and Information Technology (19.9% beginning weight), down 10.6%. Information Technology also provided the largest negative impact to the benchmark’s six-month return.

The stocks with the largest positive impact on the benchmark return for the first half of the year were Newmont Mining, up 31.0%; Apple, up 19.3%; and Citigroup, up 13.6%. The stocks with the largest negative impact were Google, down 28.2%; Microsoft, down 23.8%; and Exxon Mobil, down 15.2%. There were 9 additions and 9 deletions to the benchmark in the first six months of 2010.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P 500 Index. This strategy seeks to replicate the performance of the Index by owning all of the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P 500 Index. Factors that impact tracking error include transaction costs, cash drag, securities lending, NAV rounding, contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30,2010

	6 Months	1 Year	5 Year	10 Year	Since Inception[2]
MetLife Stock Index Portfolio
Class A	-6.74	14.17	-1.01	-1.85	—
Class B	-6.88	13.84	-1.26	—	-0.93
Class D	-6.80	14.00	—	—	19.36
Class E	-6.84	13.95	-1.16	—	- 0.74
S&P 500 Index	-6.65	14.43	-0.79	-1.59	—

1 The Standard & Poor’s 500® Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 Inception dates of the Class A, Class B, Class D and Class E shares are 5/1/90, 1/2/01, 4/28/09 and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may flucuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2010

Top Holdings

% of Net Assets
Exxon Mobil Corp.	3.1
Apple, Inc.	2.4
Microsoft Corp.	1.8
The Procter & Gamble Co.	1.8
Johnson & Johnson	1.7
International Business Machines Corp.	1.7
General Electric Co.	1.6
JPMorgan Chase & Co.	1.6
Bank of America Corp.	1.5
AT&T, Inc.	1.5

Top Sectors

% of Net Assets
Information Technology	18.5
Financials	16.1
Health Care	11.9
Consumer Staples	11.4
Energy	10.6
Industrials	10.2
Consumer Discretionary	10.1
Utilities	3.6
Materials	3.3
Telecommunications	3.0

MSF-2

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 through June 30, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses paid during period* January 1, 2010 to June 30, 2010
Class A(a)	Actual	0.27%	$1,000.00	$932.57	$1.29
	Hypothetical	0.27%	$1,000.00	$1,023.43	$1.35

Class B(a)	Actual	0.52%	$1,000.00	$931.22	$2.49
	Hypothetical	0.52%	$1,000.00	$1,022.18	$2.61

Class D(a)	Actual	0.37%	$1,000.00	$932.01	$1.77
	Hypothetical	0.37%	$1,000.00	$1,022.93	$1.86

Class E(a)	Actual	0.42%	$1,000.00	$931.56	$2.01
	Hypothetical	0.42%	$1,000.00	$1,022.68	$2.11

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—98.7% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.8%
General Dynamics Corp.	176,012	$10,307,263
Goodrich Corp.	57,120	3,784,200
Honeywell International, Inc.	349,615	13,645,474
ITT Corp.	83,733	3,761,286
L-3 Communications Holdings, Inc.	52,814	3,741,344
Lockheed Martin Corp.	142,203	10,594,124
Northrop Grumman Corp.	137,439	7,482,179
Precision Castparts Corp.	64,886	6,678,067
Raytheon Co.	173,883	8,414,198
Rockwell Collins, Inc.	71,821	3,815,850
The Boeing Co.	346,355	21,733,776
United Technologies Corp.	425,773	27,636,925

		121,594,686

Air Freight & Logistics—1.0%
C. H. Robinson Worldwide, Inc.	75,697	4,213,295
Expeditors International of Washington, Inc.	97,143	3,352,405
FedEx Corp.	142,912	10,019,560
United Parcel Service, Inc. (Class B)	451,963	25,712,175

		43,297,435

Airlines—0.1%
Southwest Airlines Co.	339,697	3,774,034

Auto Components—0.2%
Johnson Controls, Inc.	306,960	8,248,015
The Goodyear Tire & Rubber Co. (a)	110,846	1,101,809

		9,349,824

Automobiles—0.4%
Ford Motor Co. (a)	1,554,452	15,668,876
Harley-Davidson, Inc. (b)	107,438	2,388,347

		18,057,223

Beverages—2.6%
Brown-Forman Corp. (Class B)	49,599	2,838,551
Coca-Cola Enterprises, Inc.	148,427	3,838,322
Constellation Brands, Inc. (a)	87,522	1,367,094
Dr. Pepper Snapple Group, Inc.	112,111	4,191,830
Molson Coors Brewing Co.	71,996	3,049,751
PepsiCo., Inc.	735,898	44,852,983
The Coca-Cola Co.	1,052,728	52,762,727

		112,901,258

Biotechnology—1.4%
Amgen, Inc. (a)	437,116	22,992,302
Biogen Idec, Inc. (a)	121,834	5,781,023
Celgene Corp. (a) (b)	210,296	10,687,243
Cephalon, Inc. (a) (b)	34,311	1,947,149
Genzyme Corp. (a)	121,775	6,182,517
Gilead Sciences, Inc. (a)	406,076	13,920,285

		61,510,519

Security Description	Shares	Value*

Building Products—0.0%
Masco Corp.	163,677	$1,761,165

Capital Markets—2.4%
Ameriprise Financial, Inc.	116,704	4,216,515
E*Trade Financial Corp. (a)	90,363	1,068,093
Federated Investors, Inc. (Class B) (b)	40,510	838,962
Franklin Resources, Inc.	67,429	5,811,705
Invesco, Ltd.	213,178	3,587,786
Janus Capital Group, Inc.	83,836	744,464
Legg Mason, Inc. (b)	75,137	2,106,090
Morgan Stanley	637,837	14,804,197
Northern Trust Corp.	110,358	5,153,719
State Street Corp.	228,937	7,742,649
T. Rowe Price Group, Inc. (b)	118,440	5,257,552
The Bank of New York Mellon Corp.	553,475	13,665,298
The Charles Schwab Corp.	446,578	6,332,476
The Goldman Sachs Group, Inc.	234,903	30,835,717

		102,165,223

Chemicals—1.8%
Air Products & Chemicals, Inc.	96,899	6,280,024
Airgas, Inc.	38,088	2,369,073
CF Industries Holdings, Inc.	32,422	2,057,176
E. I. du Pont de Nemours & Co.	413,435	14,300,717
Eastman Chemical Co.	33,034	1,762,694
Ecolab, Inc.	106,490	4,782,466
FMC Corp.	33,174	1,905,183
International Flavors & Fragrances, Inc.	36,290	1,539,422
Monsanto Co.	248,943	11,506,145
PPG Industries, Inc.	75,897	4,584,938
Praxair, Inc.	139,607	10,608,736
Sigma-Aldrich Corp.	55,390	2,760,084
The Dow Chemical Co.	526,991	12,500,226

		76,956,884

Commercial Banks—3.1%
BB&T Corp.	315,812	8,309,014
Comerica, Inc.	80,457	2,963,231
Fifth Third Bancorp	362,681	4,457,349
First Horizon National Corp. (a)	104,305	1,194,296
Huntington Bancshares, Inc. (b)	326,979	1,811,464
KeyCorp.	401,165	3,084,959
M&T Bank Corp. (b)	37,968	3,225,382
Marshall & Ilsley Corp.	240,586	1,727,407
PNC Financial Services Group, Inc.	240,041	13,562,316
Regions Financial Corp. (b)	544,134	3,580,402
SunTrust Banks, Inc.	228,102	5,314,777
U.S. Bancorp	874,695	19,549,433
Wells Fargo & Co.	2,377,438	60,862,413
Zions Bancorporation (b)	73,128	1,577,371

		131,219,814

Commercial Services & Supplies—0.5%
Avery Dennison Corp.	50,395	1,619,191
Cintas Corp.	59,990	1,437,960

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Commercial Services & Supplies—(Continued)
Iron Mountain, Inc. (b)	82,562	$1,854,343
Pitney Bowes, Inc. (b)	94,696	2,079,524
R.R. Donnelley & Sons Co.	94,136	1,541,006
Republic Services, Inc.	148,098	4,402,954
Stericycle, Inc. (a) (b)	38,617	2,532,503
Waste Management, Inc.	220,406	6,896,504

		22,363,985

Communications Equipment—2.3%
Cisco Systems, Inc. (a)	2,606,048	55,534,883
Harris Corp.	59,245	2,467,554
JDS Uniphase Corp. (a) (b)	102,458	1,008,187
Juniper Networks, Inc. (a)	240,081	5,478,648
Motorola, Inc. (a)	1,060,500	6,914,460
QUALCOMM, Inc.	748,516	24,581,265
Tellabs, Inc.	175,802	1,123,375

		97,108,372

Computers & Peripherals—4.5%
Apple, Inc. (a)	415,213	104,438,526
Dell, Inc. (a)	786,282	9,482,561
EMC Corp. (a)	937,991	17,165,235
Hewlett-Packard Co.	1,065,251	46,104,063
Lexmark International, Inc. (Class A) (a)	35,821	1,183,168
NetApp, Inc. (a)	157,263	5,867,482
QLogic Corp. (a)	50,892	845,825
SanDisk Corp. (a)	104,943	4,414,952
Teradata Corp. (a)	76,158	2,321,296
Western Digital Corp. (a)	104,574	3,153,952

		194,977,060

Construction & Engineering—0.2%
Fluor Corp.	81,559	3,466,257
Jacobs Engineering Group, Inc. (a) (b)	57,047	2,078,793
Quanta Services, Inc. (a)	96,246	1,987,480

		7,532,530

Construction Materials—0.1%
Vulcan Materials Co.	58,267	2,553,843

Consumer Finance—0.8%
American Express Co.	548,145	21,761,357
Capital One Financial Corp.	208,321	8,395,336
Discover Financial Services	248,151	3,469,151
SLM Corp. (a)	221,656	2,303,006

		35,928,850

Containers & Packaging—0.2%
Ball Corp.	42,131	2,225,781
Bemis Co., Inc.	49,766	1,343,682
Owens-Illinois, Inc. (a)	75,274	1,990,997
Pactiv Corp. (a)	60,638	1,688,768
Sealed Air Corp.	72,768	1,434,985

		8,684,213

Security Description	Shares	Value*

Distributors—0.1%
Genuine Parts Co.	72,459	$2,858,508

Diversified Consumer Services—0.2%
Apollo Group, Inc. (Class A) (a)	57,415	2,438,415
DeVry, Inc.	28,280	1,484,417
H&R Block, Inc.	150,232	2,357,140

		6,279,972

Diversified Financial Services—4.4%
Bank of America Corp.	4,578,121	65,787,599
Citigroup, Inc. (a)	10,314,543	38,782,682
CME Group, Inc.	29,975	8,439,461
IntercontinentalExchange, Inc. (a)	33,742	3,813,858
JPMorgan Chase & Co.	1,815,513	66,465,931
Leucadia National Corp.	86,599	1,689,547
Moody’s Corp. (b)	89,760	1,788,019
NYSE Euronext	119,096	3,290,623
The NASDAQ OMX Group, Inc. (a)	66,516	1,182,654

		191,240,374

Diversified Telecommunication Services—2.6%
AT&T, Inc.	2,696,328	65,224,174
CenturyTel, Inc. (b)	137,077	4,566,035
Frontier Communications Corp. (b)	142,518	1,013,303
Qwest Communications International, Inc. (b)	681,340	3,577,035
Verizon Communications, Inc.	1,289,862	36,141,933
Windstream Corp. (b)	220,441	2,327,857

		112,850,337

Electric Utilities—1.9%
Allegheny Energy, Inc.	77,380	1,600,218
American Electric Power Co., Inc.	218,514	7,058,002
Duke Energy Corp.	599,194	9,587,104
Edison International	148,670	4,715,812
Entergy Corp.	86,381	6,186,607
Exelon Corp.	301,428	11,445,221
FirstEnergy Corp.	139,099	4,900,458
NextEra Energy, Inc.	189,219	9,226,319
Northeast Utilities	80,308	2,046,248
Pepco Holdings, Inc.	101,852	1,597,039
Pinnacle West Capital Corp.	49,485	1,799,275
PPL Corp.	213,825	5,334,934
Progress Energy, Inc.	131,039	5,139,350
Southern Co.	376,243	12,521,367

		83,157,954

Electrical Equipment—0.5%
Emerson Electric Co.	343,678	15,015,292
First Solar, Inc. (a) (b)	22,184	2,525,205
Rockwell Automation, Inc. (b)	65,067	3,194,139
Roper Industries, Inc. (b)	42,841	2,397,382

		23,132,018

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Electronic Equipment, Instruments & Components—0.6%
Agilent Technologies, Inc. (a)	158,824	$4,515,366
Amphenol Corp. (Class A)	79,193	3,110,701
Corning, Inc.	712,188	11,501,836
FLIR Systems, Inc. (a)	69,970	2,035,427
Jabil Circuit, Inc.	88,409	1,175,840
Molex, Inc. (b)	61,940	1,129,786

		23,468,956

Energy Equipment & Services—1.7%
Baker Hughes, Inc. (b)	195,777	8,138,450
Cameron International Corp. (a)	111,431	3,623,736
Diamond Offshore Drilling, Inc. (b)	31,719	1,972,605
FMC Technologies, Inc. (a)	55,484	2,921,788
Halliburton Co.	413,084	10,141,212
Helmerich & Payne, Inc.	48,246	1,761,944
Nabors Industries, Ltd. (a)	130,144	2,293,137
National Oilwell Varco, Inc.	191,201	6,323,017
Rowan Cos., Inc. (a) (b)	52,213	1,145,553
Schlumberger, Ltd.	544,289	30,120,953
Smith International, Inc.	113,402	4,269,585

		72,711,980

Food & Staples Retailing—2.5%
Costco Wholesale Corp.	201,220	11,032,893
CVS Caremark Corp.	620,983	18,207,221
Safeway, Inc.	177,321	3,486,131
SUPERVALU, Inc. (b)	96,840	1,049,746
Sysco Corp.	269,946	7,712,357
The Kroger Co.	294,876	5,806,108
Wal-Mart Stores, Inc.	947,937	45,567,332
Walgreen Co.	446,465	11,920,615
Whole Foods Market, Inc. (a)	78,234	2,817,989

		107,600,392

Food Products—1.9%
Archer-Daniels-Midland Co.	293,429	7,576,337
Campbell Soup Co.	85,397	3,059,775
ConAgra Foods, Inc.	203,312	4,741,236
Dean Foods Co. (a)	82,827	834,068
General Mills, Inc.	302,785	10,754,923
H.J. Heinz Co.	144,301	6,236,689
Hormel Foods Corp.	31,615	1,279,775
Kellogg Co.	116,377	5,853,763
Kraft Foods, Inc. (Class A)	795,567	22,275,876
McCormick & Co., Inc. (b)	60,454	2,294,834
Mead Johnson Nutrition Co.	93,324	4,677,399
Sara Lee Corp. (b)	301,743	4,254,576
The Hershey Co. (b)	75,693	3,627,965
The J. M. Smucker Co.	54,357	3,273,379
Tyson Foods, Inc.	139,331	2,283,635

		83,024,230

Gas Utilities—0.1%
EQT Corp.	65,650	2,372,591
Nicor, Inc. (b)	20,657	836,608

Security Description	Shares	Value*

Gas Utilities—(Continued)
Oneok, Inc.	48,503	$2,097,755

		5,306,954

Health Care Equipment & Supplies—1.8%
Baxter International, Inc.	272,167	11,060,867
Becton, Dickinson & Co.	106,471	7,199,569
Boston Scientific Corp. (a) (b)	691,911	4,013,084
C.R. Bard, Inc.	43,394	3,364,337
CareFusion Corp. (a)	81,151	1,842,128
DENTSPLY International, Inc.	66,782	1,997,449
Hospira, Inc. (a)	75,695	4,348,678
Intuitive Surgical, Inc. (a)	17,872	5,640,761
Medtronic, Inc.	502,639	18,230,716
St. Jude Medical, Inc. (a)	149,111	5,381,416
Stryker Corp.	128,522	6,433,811
Varian Medical Systems, Inc. (a)	56,372	2,947,128
Zimmer Holdings, Inc. (a)	92,543	5,001,949

		77,461,893

Health Care Providers & Services—2.1%
Aetna, Inc.	193,885	5,114,686
AmerisourceBergen Corp.	128,916	4,093,083
Cardinal Health, Inc.	165,216	5,552,910
CIGNA Corp.	126,249	3,921,294
Coventry Health Care, Inc. (a)	67,505	1,193,488
DaVita, Inc. (a)	47,411	2,960,343
Express Scripts, Inc. (a)	250,101	11,759,749
Humana, Inc. (a)	77,662	3,546,823
Laboratory Corp. of America Holdings (a)	47,456	3,575,810
McKesson Corp.	123,839	8,317,027
Medco Health Solutions, Inc. (a)	208,466	11,482,307
Patterson Cos., Inc. (b)	42,571	1,214,551
Quest Diagnostics, Inc.	68,967	3,432,488
Tenet Healthcare Corp. (a)	198,849	863,005
UnitedHealth Group, Inc.	518,677	14,730,427
WellPoint, Inc. (a)	194,929	9,537,876

		91,295,867

Health Care Technology—0.1%
Cerner Corp. (a)	31,135	2,362,835

Hotels, Restaurants & Leisure—1.6%
Carnival Corp.	197,539	5,973,579
Darden Restaurants, Inc.	64,155	2,492,422
International Game Technology	136,025	2,135,592
Marriott International, Inc. (b)	117,064	3,504,896
McDonald’s Corp.	490,896	32,335,320
Starbucks Corp.	339,995	8,261,878
Starwood Hotels & Resorts Worldwide, Inc. (b)	86,469	3,582,411
Wyndham Worldwide Corp.	82,126	1,654,018
Wynn Resorts, Ltd.	31,510	2,403,268
Yum! Brands, Inc.	213,297	8,327,115

		70,670,499

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Household Durables—0.4%
D.R. Horton, Inc. (b)	126,319	$41,241,716
Fortune Brands, Inc.	69,507	2,723,284
Harman International Industries, Inc. (a)	31,726	948,290
Leggett & Platt, Inc.	67,572	1,355,494
Lennar Corp. (Class A)	74,257	1,032,915
Newell Rubbermaid, Inc.	126,945	1,858,475
Pulte Group, Inc. (a) (b)	144,901	1,199,780
Stanley Black & Decker, Inc.	73,190	3,697,559
Whirlpool Corp. (b)	34,275	3,010,031

		17,067,544

Household Products—2.6%
Clorox Co.	64,267	3,994,837
Colgate-Palmolive Co.	223,798	17,626,330
Kimberly-Clark Corp.	188,899	11,452,946
The Procter & Gamble Co.	1,314,126	78,821,278

		111,895,391

Independent Power Producers & Energy Traders—0.2%
Constellation Energy Group, Inc.	92,029	2,967,936
NRG Energy, Inc. (a)	116,501	2,470,986
The AES Corp. (a)	304,867	2,816,971

		8,255,893

Industrial Conglomerates —2.3%
3M Co.	325,379	25,701,687
General Electric Co.	4,871,788	70,251,183
Textron, Inc. (b)	124,716	2,116,431

		98,069,301

Insurance—3.9%
Aflac, Inc.	214,266	9,142,730
American International Group, Inc. (a) (b)	61,634	2,122,675
AON Corp.	122,938	4,563,459
Assurant, Inc.	51,027	1,770,637
Berkshire Hathaway, Inc. (Class B) (a)	755,364	60,194,957
Chubb Corp.	149,109	7,456,941
Cincinnati Financial Corp. (b)	74,371	1,923,978
Genworth Financial, Inc. (Class A) (a)	223,171	2,916,845
Hartford Financial Services Group, Inc.	202,648	4,484,600
Lincoln National Corp.	138,025	3,352,627
Loews Corp.	160,409	5,343,224
Marsh & McLennan Cos., Inc.	246,971	5,569,196
MetLife, Inc. (c)	374,242	14,131,378
Principal Financial Group, Inc.	145,894	3,419,755
Prudential Financial, Inc.	212,640	11,410,262
The Allstate Corp.	245,449	7,051,750
The Progressive Corp.	305,919	5,726,804
The Travelers Cos., Inc.	226,028	11,131,879
Torchmark Corp.	37,653	1,864,200
Unum Group	151,870	3,295,579
XL Group plc	156,095	2,499,081

		169,372,557

Security Description	Shares	Value*

Internet & Catalog Retail—0.5%
Amazon.com, Inc. (a) (b)	156,591	$17,109,133
Expedia, Inc.	94,615	1,776,870
priceline.com, Inc. (a)	21,649	3,821,914

		22,707,917

Internet Software & Services—1.7%
Akamai Technologies, Inc. (a) (b)	78,539	3,186,327
eBay, Inc. (a)	518,852	10,174,688
Google, Inc. (Class A) (a)	110,450	49,144,727
Monster Worldwide, Inc. (a) (b)	57,549	670,446
VeriSign, Inc. (a)	83,275	2,210,951
Yahoo!, Inc. (a)	537,213	7,429,656

		72,816,795

IT Services—3.1%
Automatic Data Processing, Inc.	229,518	9,240,395
Cognizant Technology Solutions Corp. (Class A) (a)	136,628	6,839,598
Computer Sciences Corp.	70,381	3,184,740
Fidelity National Information Services, Inc.	151,219	4,055,694
Fiserv, Inc. (a)	69,637	3,179,625
International Business Machines Corp.	585,147	72,253,952
MasterCard, Inc.	44,171	8,813,440
Paychex, Inc. (b)	146,778	3,811,825
SAIC, Inc. (a)	133,510	2,234,957
The Western Union Co.	306,705	4,572,971
Total System Services, Inc. (b)	90,075	1,225,020
Visa, Inc.	206,518	14,611,148

		134,023,365

Leisure Equipment & Products—0.2%
Eastman Kodak Co. (a) (b)	122,595	532,062
Hasbro, Inc. (b)	59,734	2,455,067
Mattel, Inc.	166,434	3,521,744

		6,508,873

Life Sciences Tools & Services—0.5%
Life Technologies Corp. (a)	83,326	3,937,153
Millipore Corp. (a)	25,567	2,726,721
PerkinElmer, Inc.	53,758	1,111,178
Thermo Fisher Scientific, Inc. (a)	187,272	9,185,692
Waters Corp. (a)	42,412	2,744,056

		19,704,800

Machinery—1.7%
Caterpillar, Inc.	286,446	17,206,811
Cummins, Inc.	91,527	5,961,153
Danaher Corp.	239,985	8,908,243
Deere & Co.	193,857	10,793,958
Dover Corp.	85,220	3,561,344
Eaton Corp.	76,478	5,004,720
Flowserve Corp.	25,583	2,169,438
Illinois Tool Works, Inc.	176,552	7,288,067
PACCAR, Inc. (b)	166,506	6,638,594

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Machinery—(Continued)
Pall Corp.	53,348	$1,833,571
Parker Hannifin Corp.	73,482	4,075,312
Snap-On, Inc.	26,381	1,079,247

		74,520,458

Media—3.1%
CBS Corp. (Class B)	310,273	4,011,830
Comcast Corp. (Class A)	1,287,528	22,364,361
DIRECTV (a)	414,694	14,066,420
Discovery Communications, Inc. (a) (b)	129,730	4,632,658
Gannett Co., Inc.	108,679	1,462,819
Meredith Corp.	16,782	522,424
News Corp. (Class A)	1,028,431	12,300,035
Omnicom Group, Inc.	140,066	4,804,264
Scripps Networks Interactive, Inc.	40,976	1,652,972
The Interpublic Group of Cos., Inc. (a)	223,279	1,591,979
The McGraw-Hill Cos., Inc.	143,965	4,051,175
The New York Times Co. (Class A) (a) (b)	53,150	459,748
The Walt Disney Co.	893,708	28,151,802
The Washington Post Co. (Class B)	2,771	1,137,440
Time Warner Cable, Inc.	161,533	8,412,639
Time Warner, Inc.	520,062	15,034,992
Viacom, Inc. (Class B) (a)	277,151	8,694,227

		133,351,785

Metals & Mining—1.1%
AK Steel Holding Corp.	50,151	597,800
Alcoa, Inc. (b)	465,900	4,686,954
Allegheny Technologies, Inc. (b)	44,966	1,987,047
Cliffs Natural Resources, Inc.	61,799	2,914,441
Freeport-McMoRan Copper & Gold, Inc.	215,254	12,727,969
Newmont Mining Corp.	224,186	13,841,244
Nucor Corp.	143,794	5,504,434
Titanium Metals Corp. (a)	38,507	677,338
United States Steel Corp. (b)	65,427	2,522,211

		45,459,438

Multi-Utilities—1.4%
Ameren Corp.	108,731	2,584,536
CenterPoint Energy, Inc.	190,011	2,500,545
CMS Energy Corp. (b)	104,904	1,536,843
Consolidated Edison, Inc. (b)	128,666	5,545,504
Dominion Resources, Inc.	271,985	10,536,699
DTE Energy Co.	76,847	3,504,992
Integrys Energy Group, Inc. (b)	35,143	1,537,155
NiSource, Inc.	126,599	1,835,685
PG&E Corp.	169,905	6,983,095
Public Service Enterprise Group, Inc.	230,870	7,233,157
SCANA Corp.	51,747	1,850,473
Sempra Energy	112,954	5,285,118
TECO Energy, Inc.	97,612	1,471,013
Wisconsin Energy Corp.	53,343	2,706,624
Xcel Energy, Inc.	209,703	4,321,979

		59,433,418

Security Description	Shares	Value*

Multiline Retail—0.8%
Big Lots, Inc. (a)	36,690	$1,177,382
Family Dollar Stores, Inc.	61,635	2,323,023
J.C. Penney Co., Inc.	107,793	2,315,394
Kohl’s Corp. (a)	140,506	6,674,035
Macy’s, Inc.	192,610	3,447,719
Nordstrom, Inc.	75,980	2,445,796
Sears Holdings Corp. (a) (b)	22,014	1,423,205
Target Corp.	336,058	16,523,972

		36,330,526

Office Electronics—0.1%
Xerox Corp.	629,268	5,059,315

Oil, Gas & Consumable Fuels—8.9%
Anadarko Petroleum Corp.	225,756	8,147,534
Apache Corp.	153,899	12,956,757
Cabot Oil & Gas Corp.	47,415	1,485,038
Chesapeake Energy Corp.	297,017	6,222,506
Chevron Corp.	916,561	62,197,829
ConocoPhillips	679,133	33,338,639
Consol Energy, Inc.	102,993	3,477,044
Denbury Resources, Inc. (a)	182,179	2,667,101
Devon Energy Corp.	203,925	12,423,111
El Paso Corp.	321,123	3,567,677
EOG Resources, Inc.	115,516	11,363,309
Exxon Mobil Corp. (b)	2,332,701	133,127,252
Hess Corp.	133,343	6,712,487
Marathon Oil Corp.	323,752	10,065,450
Massey Energy Co. (b)	46,983	1,284,985
Murphy Oil Corp.	87,375	4,329,431
Noble Energy, Inc.	79,683	4,807,275
Occidental Petroleum Corp.	370,600	28,591,790
Peabody Energy Corp.	122,652	4,799,373
Pioneer Natural Resources Co.	52,900	3,144,905
QEP Resources, Inc. (a)	79,897	2,463,224
Range Resources Corp. (b)	72,745	2,920,712
Southwestern Energy Co. (a)	157,970	6,103,961
Spectra Energy Corp.	295,682	5,934,338
Sunoco, Inc. (b)	55,013	1,912,802
Tesoro Corp. (a) (b)	64,445	752,073
The Williams Cos., Inc.	266,608	4,873,594
Valero Energy Corp.	258,031	4,639,397

		384,309,594

Paper & Forest Products—0.2%
International Paper Co.	199,221	4,508,371
MeadWestvaco Corp.	77,958	1,730,668
Weyerhaeuser Co.	96,557	3,398,806

		9,637,845

Personal Products—0.2%
Avon Products, Inc.	195,484	5,180,326
The Estee Lauder Cos., Inc.	54,601	3,042,914

		8,223,240

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Pharmaceuticals—6.1%
Abbott Laboratories	704,342	$32,949,119
Allergan, Inc.	140,321	8,175,101
Bristol-Myers Squibb Co.	784,702	19,570,468
Eli Lilly & Co.	463,045	15,512,008
Forest Laboratories, Inc. (a)	137,985	3,784,929
Johnson & Johnson	1,258,532	74,328,900
King Pharmaceuticals, Inc. (a)	113,906	864,547
Merck & Co., Inc.	1,422,886	49,758,323
Mylan, Inc. (a) (b)	140,928	2,401,413
Pfizer, Inc.	3,680,647	52,486,026
Watson Pharmaceuticals, Inc. (a)	48,883	1,983,183

		261,814,017

Professional Services—0.1%
Dun & Bradstreet Corp.	22,993	1,543,290
Equifax, Inc.	57,774	1,621,138
Robert Half International, Inc. (b)	68,459	1,612,210

		4,776,638

Real Estate Investment Trusts—1.3%
Apartment Investment & Management Co.	53,313	1,032,673
AvalonBay Communities, Inc. (b)	37,867	3,535,642
Boston Properties, Inc.	63,435	4,525,453
Equity Residential	129,109	5,376,099
HCP, Inc.	134,137	4,325,918
Health Care REIT, Inc.	56,633	2,385,382
Host Hotels & Resorts, Inc. (b)	300,344	4,048,637
Kimco Realty Corp.	185,087	2,487,569
Plum Creek Timber Co., Inc. (b)	74,363	2,567,754
ProLogis (b)	217,469	2,202,961
Public Storage	61,997	5,450,156
Simon Property Group, Inc.	133,554	10,784,486
Ventas, Inc.	71,577	3,360,540
Vornado Realty Trust	72,218	5,268,303

		57,351,573

Real Estate Management & Development—0.0%
CB Richard Ellis Group, Inc. (a)	123,336	1,678,603

Road & Rail—0.8%
CSX Corp.	177,607	8,814,636
Norfolk Southern Corp.	168,860	8,958,023
Ryder System, Inc.	24,180	972,761
Union Pacific Corp.	230,949	16,053,265

		34,798,685

Semiconductors & Semiconductor Equipment—2.5%
Advanced Micro Devices, Inc. (a)	258,100	1,889,292
Altera Corp.	137,648	3,415,047
Analog Devices, Inc.	135,971	3,788,152
Applied Materials, Inc.	612,945	7,367,599
Broadcom Corp.	197,065	6,497,233
Intel Corp.	2,538,902	49,381,644
KLA-Tencor Corp.	77,569	2,162,624
Linear Technology Corp. (b)	102,276	2,844,296

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—(Continued)
LSI Corp. (a)	298,250	$1,371,950
MEMC Electronic Materials, Inc. (a)	103,771	1,025,258
Microchip Technology, Inc. (b)	84,665	2,348,607
Micron Technology, Inc. (a)	389,817	3,309,546
National Semiconductor Corp.	108,629	1,462,146
Novellus Systems, Inc. (a)	43,828	1,111,478
NVIDIA Corp. (a)	261,099	2,665,821
Teradyne, Inc. (a) (b)	82,245	801,889
Texas Instruments, Inc.	557,712	12,983,535
Xilinx, Inc.	124,963	3,156,565

		107,582,682

Software—3.7%
Adobe Systems, Inc. (a)	240,211	6,348,777
Autodesk, Inc. (a)	104,706	2,550,638
BMC Software, Inc. (a)	82,830	2,868,403
CA Technologies	178,205	3,278,972
Citrix Systems, Inc. (a)	84,758	3,579,330
Compuware Corp. (a)	102,681	819,394
Electronic Arts, Inc. (a)	149,592	2,154,125
Intuit, Inc. (a)	143,334	4,983,723
McAfee, Inc. (a)	71,192	2,187,018
Microsoft Corp.	3,479,144	80,055,104
Novell, Inc. (a)	159,647	906,795
Oracle Corp.	1,786,399	38,336,123
Red Hat, Inc. (a)	86,080	2,491,155
Salesforce.com, Inc. (a) (b)	51,632	4,431,058
Symantec Corp. (a)	364,540	5,059,815

		160,050,430

Specialty Retail—2.1%
Abercrombie & Fitch Co. (Class A) (b)	40,250	1,235,272
AutoNation, Inc. (a) (b)	40,680	793,260
AutoZone, Inc. (a)	13,350	2,579,487
Bed Bath & Beyond, Inc. (a)	120,128	4,454,346
Best Buy Co., Inc.	157,863	5,345,241
CarMax, Inc. (a)	101,815	2,026,118
GameStop Corp. (Class A) (a) (b)	69,734	1,310,302
Home Depot, Inc.	766,760	21,522,953
Lowe’s Cos., Inc.	652,156	13,317,026
Ltd. Brands, Inc. (b)	123,161	2,718,163
O’Reilly Automotive, Inc. (a) (b)	63,026	2,997,517
Office Depot, Inc. (a)	125,714	507,885
RadioShack Corp.	57,213	1,116,226
Ross Stores, Inc. (b)	55,912	2,979,550
Staples, Inc.	333,068	6,344,945
The Gap, Inc.	204,841	3,986,206
The Sherwin-Williams Co. (b)	42,062	2,910,270
Tiffany & Co.	58,021	2,199,576
TJX Cos., Inc.	186,164	7,809,580
Urban Outfitters, Inc. (a)	59,433	2,043,901

		88,197,824

Textiles, Apparel & Luxury Goods—0.5%
Coach, Inc.	139,222	5,088,564
Nike, Inc. (b)	177,304	11,976,885

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Textiles, Apparel & Luxury Goods—(Continued)
Polo Ralph Lauren Corp. (b)	30,021	$2,190,332
VF Corp.	40,194	2,861,009

		22,116,790

Thrifts & Mortgage Finance—0.1%
Hudson City Bancorp, Inc.	216,260	2,647,022
People’s United Financial, Inc.	171,002	2,308,527

		4,955,549

Tobacco—1.6%
Altria Group, Inc.	950,293	19,043,872
Lorillard, Inc.	69,749	5,020,533
Philip Morris International, Inc.	845,027	38,736,038
Reynolds American, Inc.	77,135	4,020,276

		66,820,719

Trading Companies & Distributors—0.1%
Fastenal Co. (b)	59,874	3,005,076
W.W. Grainger, Inc. (b)	28,274	2,811,849

		5,816,925

Wireless Telecommunication Services—0.4%
American Tower Corp. (Class A) (a)	184,090	8,192,005
MetroPCS Communications, Inc. (a) (b)	119,260	976,739
Sprint Nextel Corp. (a) (b)	1,360,270	5,767,545

		14,936,289

Total Common Stock (Identified Cost $4,635,679,445)		4,252,804,466

Mutual Funds—0.8%
Security Description	Shares	Value*

Exchange Traded Funds—0.8%
SPDR S&P 500 ETF Trust (b)	352,000	$36,333,440

Total Mutual Funds (Identified Cost $38,952,216)		36,333,440

Short Term Investments—3.5%
Security Description	Shares/Par Amount	Value*

Discount Notes—0.3%
Federal Home Loan Bank 0.130%, 07/23/10	$6,000,000	5,999,780
Federal National Mortgage Association 0.079%, 07/15/10	7,675,000	7,674,761

		13,674,541

Mutual Funds—3.2%
State Street Navigator Securities Lending Prime Portfolio (d)	137,706,088	137,706,088

Total Short Term Investments (Identified Cost $151,380,629)		151,380,629

Total Investments—103.0% (Identified Cost $4,826,012,290) (e)		4,440,518,535
Liabilities in excess of other assets		(130,349,707)

Net Assets—100.0%		$4,310,168,828

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of June 30, 2010, the market value of securities loaned was $133,710,974 and the collateral received consisted of cash in the amount of $137,706,088 and non-cash collateral with a value of $725,464. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(c)	Affiliated Issuer. See below.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	The aggregate cost of investments for federal income tax purposes as of June 30, 2010 was $4,827,583,532 and the composition of unrealized appreciation and depreciation of investment securities was $521,327,230 and $(908,392,227), respectively.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of June 30, 2010	Net Unrealized Depreciation
S&P 500 Index Futures	9/16/2010	55	$14,504,463	$14,115,750	($388,713)

Affiliated Issuer

Security Description	Number of Shares Held at December 31, 2009	Shares Purchased Since December 31, 2009	Shares Sold Since December 31, 2009	Number of Shares Held at June 30, 2010	Realized Gain/ Loss on Shares Sold	Income For Period Ended June 30, 2010
MetLife, Inc.	386,695	2,811	15,264	374,242	$58,036	$0

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between level 1 and level 2 deemed significant (greater than 10% of total assets), if any, will be disclosed following the valuation table below. For the period ended June 30, 2010, there were no transfers between levels 1 and 2. For information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value of the Portfolio’s investments as of June 30, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$4,252,804,466	$—	$—	$4,252,804,466
Total Mutual Funds*	36,333,440	—	—	36,333,440
Short Term Investments
Discount Notes	—	13,674,541	—	13,674,541
Mutual Funds	137,706,088	—	—	137,706,088
Total Short Term Investments	137,706,088	13,674,541	—	151,380,629
Total Investments	$4,426,843,994	$13,674,541	$—	$4,440,518,535

Futures Contracts**
Futures Contracts Long (Depreciation)	$(388,713)	$—	$—	$(388,713)

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures contracts are valued based on the unrealized appreciation/depreciation on the instrument.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Statement of Assets & Liabilities

June 30, 2010 (Unaudited)

Assets
Investments at value (a)(b)		$4,440,518,535
Cash		23,921
Receivable for:
Securities sold		5,296,665
Fund shares sold		4,138,596
Accrued interest and dividends		5,978,538

Total Assets		4,455,956,255
Liabilities
Payable for:
Securities purchased	$3,540,875
Fund shares redeemed	2,850,076
Futures variation margin	119,625
Collateral for securities loaned	137,706,088
Accrued expenses:
Management fees	906,310
Distribution and service fees	284,366
Deferred directors’ fees	8,168
Other expenses	371,919

Total Liabilities		145,787,427

Net Assets		$4,310,168,828

Net assets consists of:
Paid in surplus		$4,750,900,902
Undistributed net investment income		38,821,262
Accumulated net realized losses		(93,670,868)
Unrealized depreciation on investments		(385,882,468)

Net Assets		$4,310,168,828

Net Assets
Class A		$2,718,349,169
Class B		1,082,886,875
Class D		348,550,358
Class E		160,382,426

Capital Shares (Authorized) Outstanding
Class A (150,000,000)		112,643,840
Class B (70,000,000)		46,089,991
Class D (30,000,000)		14,472,089
Class E (15,000,000)		6,676,073

Net Asset Value, Offering and Redemption Price Per Share
Class A		$24.13
Class B		23.50
Class D		24.08
Class E		24.02

(a)	Identified cost of investments was $4,826,012,290.
(b)	Includes securities on loan with a value of $133,710,974.

Statement of Operations

Six months ended June 30, 2010 (Unaudited)

Investment Income
Dividends		$46,342,178
Interest (a)		272,542

		46,614,720
Expenses
Management fees	$5,881,714
Distribution and service fees—Class B	1,443,916
Distribution and service fees—Class D	206,096
Distribution and service fees—Class E	135,618
Directors’ fees and expenses	19,782
Custodian and accounting	171,339
Audit and tax services	15,900
Legal	5,990
Shareholder reporting	337,255
Insurance	30,638
Miscellaneous	29,447

Total expenses	8,277,695
Management fee waivers	(164,688)	8,113,007

Net Investment Income		38,501,713

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	11,779,236
Futures contracts	(667,727)	11,111,509

Net change in unrealized depreciation on:
Investments	(361,735,069)
Futures contracts	(526,168)	(362,261,237)

Net realized and unrealized loss		(351,149,728)

Net Decrease in Net Assets From Operations		$(312,648,015)

(a)	Includes income on securities loaned of $265,176.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$38,501,713	$82,449,759
Net realized gain (loss)	11,111,509	(43,112,104)
Net change in unrealized appreciation (depreciation)	(362,261,237)	976,703,237

Increase (decrease) in net assets from operations	(312,648,015)	1,016,040,892

From Distributions to Shareholders
Net investment income
Class A	(52,295,692)	(76,583,721)
Class B	(18,935,626)	(20,399,562)
Class D	(6,840,912)	0
Class E	(2,995,482)	(4,401,860)

	(81,067,712)	(101,385,143)

Net realized capital gain
Class A	0	(57,255,448)
Class B	0	(17,249,899)
Class E	0	(3,525,980)

	0	(78,031,327)

Total distributions	(81,067,712)	(179,416,470)

Increase (decrease) in net assets from capital share transactions	(32,716,669)	266,778,932

Total increase (decrease) in net assets	(426,432,396)	1,103,403,354

Net Assets
Beginning of the period	4,736,601,224	3,633,197,870

End of the period	$4,310,168,828	$4,736,601,224

Undistributed Net Investment Income
End of the period	$38,821,262	$81,387,261

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	4,915,201	$131,378,364	11,816,250	$252,863,450
Reinvestments	1,859,733	52,295,692	6,814,622	133,839,169
Redemptions	(7,246,335)	(193,282,857)	(29,960,752)	(643,465,420)

Net decrease	(471,401)	$(9,608,801)	(11,329,880)	$(256,762,801)

Class B
Sales	4,947,110	$127,450,651	13,429,344	$282,187,180
Reinvestments	691,333	18,935,626	1,966,029	37,649,461
Redemptions	(3,701,816)	(94,898,846)	(5,286,422)	(117,099,924)

Net increase	1,936,627	$51,487,431	10,108,951	$202,736,717

Class D
Sales	27,743	$749,467	21,140,532	$431,361,477
Reinvestments	243,709	6,840,912	0	0
Redemptions	(2,674,531)	(70,847,482)	(4,265,364)	(100,528,789)

Net increase (decrease)	(2,403,079)	$(63,257,103)	16,875,168	$330,832,688

Class E
Sales	196,590	$5,183,951	585,754	$12,660,813
Reinvestments	106,981	2,995,482	405,102	7,927,840
Redemptions	(737,166)	(19,517,629)	(1,367,338)	(30,616,325)

Net decrease	(433,595)	$(11,338,196)	(376,482)	$(10,027,672)

Increase (decrease) derived from capital share transactions		$(32,716,669)		$266,778,932

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$26.31		$22.01	$37.00	$36.26	$33.20	$32.27

Income (Loss) From Investment Operations
Net investment income	0.23	(a)	0.48 (a)	0.63 (a)	0.63 (a)	0.58	0.55
Net realized and unrealized gain (loss) on investments	(1.94)		4.92	(13.71)	1.26	4.37	0.90

Total from investment operations	(1.71)		5.40	(13.08)	1.89	4.95	1.45

Less Distributions
Distributions from net investment income	(0.47)		(0.63)	(0.61)	(0.39)	(0.70)	(0.52)
Distributions from net realized capital gains	0.00		(0.47)	(1.30)	(0.76)	(1.19)	0.00

Total distributions	(0.47)		(1.10)	(1.91)	(1.15)	(1.89)	(0.52)

Net Asset Value, End of Period	$24.13		$26.31	$22.01	$37.00	$36.26	$33.20

Total Return (%)	(6.74	)(b)	26.24	(37.10)	5.23	15.46	4.64

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.28	(c)	0.28	0.29	0.29	0.31	0.29
Net ratio of expenses to average net assets (%) (d)	0.27	(c)	0.27	0.28	0.28	0.30	0.29
Ratio of net investment income to average net assets (%)	1.71	(c)	2.13	2.10	1.69	1.63	1.59
Portfolio turnover rate (%)	13	(c)	23	13	12	9	8
Net assets, end of period (in millions)	$2,718.35		$2,976.54	$2,739.61	$4,733.15	$4,125.10	$3,942.48

	Class B
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$25.61		$21.43	$36.07	$35.38	$32.41	$31.52

Income (Loss) From Investment Operations
Net investment income	0.19	(a)	0.41 (a)	0.54 (a)	0.52 (a)	0.47	0.39
Net realized and unrealized gain (loss) on investments	(1.88)		4.80	(13.36)	1.24	4.28	0.95

Total from investment operations	(1.69)		5.21	(12.82)	1.76	4.75	1.34

Less Distributions
Distributions from net investment income	(0.42)		(0.56)	(0.52)	(0.31)	(0.59)	(0.45)
Distributions from net realized capital gains	0.00		(0.47)	(1.30)	(0.76)	(1.19)	0.00

Total distributions	(0.42)		(1.03)	(1.82)	(1.07)	(1.78)	(0.45)

Net Asset Value, End of Period	$23.50		$25.61	$21.43	$36.07	$35.38	$32.41

Total Return (%)	(6.88	)(b)	25.92	(37.26)	4.97	15.19	4.38

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	(c)	0.53	0.54	0.54	0.56	0.54
Net ratio of expenses to average net assets (%) (d)	0.52	(c)	0.52	0.53	0.53	0.55	0.54
Ratio of net investment income to average net assets (%)	1.46	(c)	1.85	1.86	1.43	1.38	1.36
Portfolio turnover rate (%)	13	(c)	23	13	12	9	8
Net assets, end of period (in millions)	$1,082.89		$1,130.85	$729.64	$1,092.99	$991.78	$765.43

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class D
	Six months ended June 30, 2010		Year ended December 31, 2009(e)
Net Asset Value, Beginning of Period	$26.25		$19.88

Net investment income	0.21	(a)	0.31	(a)
Net realized and unrealized gain (loss) on investments	(1.93)		6.06

Total from investment operations	(1.72)		6.37

Less Distributions
Distributions from net investment income	(0.45)		0.00

Total distributions	(0.45)		0.00

Net Asset Value, End of Period	$24.08		$26.25

Total Return (%)	(6.80	)(b)	32.04	(b)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.38	(c)	0.38	(c)
Net ratio of expenses to average net assets (%) (d)	0.37	(c)	0.37	(c)
Ratio of net investment income to average net assets (%)	1.61	(c)	1.93	(c)
Portfolio turnover rate (%)	13	(c)	23
Net assets, end of period (in millions)	$348.55		$443.03

	Class E
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$26.19		$21.90	$36.81	$36.09	$33.04	$32.11

Income (Loss) From Investment Operations
Net investment income	0.20	(a)	0.44 (a)	0.58 (a)	0.57 (a)	0.52	0.47
Net realized and unrealized gain (loss) on investments	(1.93)		4.91	(13.64)	1.25	4.35	0.93

Total from investment operations	(1.73)		5.35	(13.06)	1.82	4.87	1.40

Less Distributions
Distributions from net investment income	(0.44)		(0.59)	(0.55)	(0.34)	(0.63)	(0.47)
Distributions from net realized capital gains	0.00		(0.47)	(1.30)	(0.76)	(1.19)	0.00

Total distributions	(0.44)		(1.06)	(1.85)	(1.10)	(1.82)	(0.47)

Net Asset Value, End of Period	$24.02		$26.19	$21.90	$36.81	$36.09	$33.04

Total Return (%)	(6.84	)(b)	26.06	(37.18)	5.06	15.28	4.49

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.43	(c)	0.43	0.44	0.44	0.46	0.44
Net ratio of expenses to average net assets (%) (d)	0.42	(c)	0.42	0.43	0.43	0.45	0.44
Ratio of net investment income to average net assets (%)	1.56	(c)	1.98	1.95	1.53	1.48	1.44
Portfolio turnover rate (%)	13	(c)	23	13	12	9	8
Net assets, end of period (in millions)	$160.38		$186.18	$163.95	$280.08	$291.42	$287.57

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.
(e)	Commencement of operations was April 28, 2009.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The MetLife Stock Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class D and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class D and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the

MSF-16

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Financial futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, capital loss carryforwards, post October loss deferral, real estate investment trusts (REIT) adjustments, and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

MSF-17

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the six months ended June 30, 2010 were $5,881,714.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors Company, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers pays MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Fees earned by MLIAC with respect to the Portfolio for the six months ended June 30, 2010 were $541,118.

MSF-18

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2010 to April 30, 2011, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.007% of average daily net assets. An identical expense agreement was in place for the period May 1, 2009 through April 30, 2010. Amounts waived for the six months ended June 30, 2010 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife Advisers is an affiliate of MetLife and MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D and E shares. Under the Distribution and Service Plan, the Class B, D and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D and E shares. The fees under the Distribution and Service Plan for each applicable class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.10% per year for Class D shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2010 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$304,352,620	$0	$378,572,284

5.	DERIVATIVE INSTRUMENTS

Authoritative accounting guidance requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency,

MSF-19

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Future contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the six months ended June 30, 2010, the Portfolio entered into equity index futures contracts which were subject to equity price risk. The Portfolio’s outstanding contracts at June 30, 2010, as shown in the Schedule of Investments, are indicative of the Portfolio’s typical activity in these types of contracts throughout the six month period. At June 30, 2010, the unrealized depreciation on open equity index futures contracts was $388,713. For the six months ended June 30, 2010, the Portfolio had realized losses in the amount of $667,727 which is shown under Net realized gain (loss) on futures contracts in the Statement of Operations. The Portfolio’s net change in unrealized depreciation was $(526,168) which is shown under Net change in unrealized depreciation on futures contracts in the Statement of Operations.

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts it’s exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$101,469,668	$97,425,310	$77,946,802	$209,175,238	$—	$—	$179,416,470	$306,600,548

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total
$81,391,336	$—	$(101,668,598)	$(26,436,422)	$(46,713,684)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future realized capital gains. As of December 31, 2009, the Portfolio had $26,436,422 in capital loss carryforwards expiring on December 31, 2017.

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of

MSF-20

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$(298,586)

8.	RECENT ACCOUNTING PRONOUNCEMENT

The Portfolio adopted Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”, effective March 31, 2010. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

9.	SUBSEQUENT EVENTS

Management completed an evaluation of the impact of all subsequent events on the Portfolio’s financial statements and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

MSF-21

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-22

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2010, the Class A, B, E and F shares of the MFS Total Return Portfolio returned -2.59%, -2.71%, -2.66%, and -2.68%, respectively, compared to its benchmark, a blend of the Standard & Poor’s (“S&P”) 500 Index1 (60%) and the Barclays Capital U.S. Aggregate Bond Index2 (40%), which returned -1.79%.

MARKET ENVIRONMENT/CONDITIONS

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009 and early 2010. This recovery in global activity has been led by emerging Asian economies, but has broadened to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

Late in the period, though, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused most asset prices to retrench significantly, as many questioned the durability of the global recovery.

In general, Treasury rates remained historically low throughout the period, falling markedly during the second half of the period. Credit spreads, which had tightened considerably through the first half of the period, widened as treasury yields fell during the second half of the period.

PORTFOLIO REVIEW/CURRENT POSITIONING

Within the equity portion of the Portfolio, security selection in the Financial Services sector was the primary detractor from performance relative to the S&P 500 Index. The Portfolio’s overweight positions in investment services firms Goldman Sachs Group, State Street, and Bank of New York Mellon held back relative results as these stocks underperformed the benchmark during the reporting period. Not holding financial services firm Citigroup and investment firm Berkshire Hathaway also hurt relative results.

A combination of stock selection and an overweight position in the energy sector hindered relative performance. Holdings of integrated oil company Total S.A. and oil and gas exploration and production company Apache were among the Portfolio’s top relative detractors.

Elsewhere, an overweight position in poor-performing industrial gases and specialty chemicals manufacturer Air Products & Chemicals dampened relative performance. Not holding strong-performing computer and electronics maker Apple and aerospace company Boeing also hampered results as these stocks outperformed the S&P 500 Index over the reporting period.

During the reporting period, currency exposure in the equity portion of the Portfolio was a detractor from the Portfolio’s relative performance. MFS’ equity investment decisions are typically driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Within the fixed income portion of the Portfolio, a greater exposure to “BBB” rated securities hurt performance relative to the Barclays Capital U.S. Aggregate Bond Index.

Within the equity portion of the Portfolio, an underweighted position in the technology sector was the primary contributor to relative performance. Not owning poor-performing software firm Microsoft and wireless communications software company QUALCOMM had a positive impact on relative returns. An underweighted position in internet search giant Google also helped as this stock underperformed the benchmark for the reporting period.

Stocks in other sectors that were among the Portfolio’s top relative contributors included global security company Lockheed Martin, global food company Nestle S.A., auto parts supplier Advance Auto Parts, toy company Hasbro, chemical company PPG Industries, athletic shoes and apparel manufacturer Nike, and insurance company St. Paul Travelers.

Over the reporting period, the fixed income portion of the Portfolio outperformed the Barclays Capital U.S. Aggregate Bond Index. Security selection was the principal contributor to relative returns. A larger exposure to both mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) also aided relative performance. The Portfolio’s return from yield, which was greater than that of the Barclays Capital U.S. Aggregate Bond Index, was another positive contributor to relative results.

From a positioning standpoint, our decreased weighting to the Energy sector was the most significant absolute change in our Portfolio exposures over the last six months. Over this time period, we reduced our weighting to integrated and independent energy companies while slightly increasing our oil services holdings. We also decreased our overall exposure to the Utilities & Communications sector (telephone services, electric power). In contrast, we increased our Financial Services exposure over the last six months, mostly in the insurance and major banks industries. Additionally, we raised our weighting to Leisure (restaurants, broadcasting).

As of June 30, 2010, the Portfolio had its largest underweight positions within Technology, Health Care and Leisure while having our largest overweight positions within Financial Services, Utilities & Communications and Consumer Staples. In many cases these sector weights reflect our value style investment philosophy, for example our overweight in Financial Services and underweight in Technology.

The fixed income component of the Portfolio continued to emphasize a conservative, high quality approach. As of the end of the

MSF-1

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

period, we remained overweight to investment grade corporate debt mainly due to their yield premiums which potentially offer a cushion in a future rising interest rate environment. In addition, as of June 30, 2010, we were underweight U.S. Treasuries and Agencies as we felt they were expensive compared to other fixed income opportunities. Lastly, at the end of the period, we had a small position in emerging market debt, at the expense of international developed debt, as we felt emerging markets were fiscally sound and carried less sovereign risk.

Brooks Taylor

Michael Roberge

Steven Gorham

Richard Hawkins

Nevin Chitkara

William Douglas

Joshua Marston

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX & THE BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2010

	6 Months	1 Year	5 Year	10 Year	Since Inception[3]
MFS Total Return Portfolio
Class A	-2.59	10.53	1.49	2.14	—
Class B	-2.71	10.26	1.24	—	3.05
Class E	-2.66	10.37	1.34	—	2.57
Class F	-2.68	10.31	—	—	0.17
S&P 500 Index	-6.65	14.43	-0.79	-1.59	—
Barclays Capital U.S. Aggregate Bond Index	5.33	9.50	5.54	6.47	—

1 The Standard & Poor’s (S&P) 500® Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 Barclays Capital U.S. Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

3 Inception dates of the Class A, Class B, Class E and Class F shares are 5/1/87, 5/1/02, 4/26/04 and 5/2/06, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2010

Top Holdings

% of Net Assets
U.S. Treasury Notes	11.2
Federal National Mortgage Association	9.0
Federal Home Loan Mortgage Corp.	4.5
JPMorgan Chase & Co.	2.0
Lockheed Martin Corp.	1.8
AT&T, Inc.	1.8
U.S. Treasury Bonds	1.6
Government National Mortgage Association	1.6
Philip Morris International, Inc.	1.5
Johnson & Johnson	1.5

Top Equity Sectors

% of Equity Market Value
Financial Services	20.8
Energy	12.4
Consumer Staples	11.4
Health Care	10.7
Utilities & Communications	10.6

Top Fixed Income Sectors

% of Fixed Income Market Value
Mortgage-Backed	34.0
U.S. Treasuries	29.7
High Grade Corporates	22.7
Commercial Mortgage-Backed	4.8
Non-U.S. Sovereigns	1.9

MSF-3

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 through June 30, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses paid during period* January 1, 2010 to June 30, 2010
Class A	Actual	0.58%	$1,000.00	$974.15	$2.84
	Hypothetical	0.58%	$1,000.00	$1,021.88	$2.91

Class B	Actual	0.83%	$1,000.00	$972.94	$4.06
	Hypothetical	0.83%	$1,000.00	$1,020.62	$4.16

Class E	Actual	0.73%	$1,000.00	$973.44	$3.57
	Hypothetical	0.73%	$1,000.00	$1,021.13	$3.66

Class F	Actual	0.78%	$1,000.00	$973.19	$3.82
	Hypothetical	0.78%	$1,000.00	$1,020.87	$3.91

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—55.6% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—4.1%
Goodrich Corp.	19,700	$1,305,125
Honeywell International, Inc.	84,970	3,316,379
Lockheed Martin Corp.	271,799	20,249,026
Northrop Grumman Corp.	119,696	6,516,250
Precision Castparts Corp.	14,740	1,517,041
United Technologies Corp.	215,500	13,988,105

		46,891,926

Air Freight & Logistics—0.2%
United Parcel Service, Inc. (Class B)	38,030	2,163,527

Auto Components—0.2%
Johnson Controls, Inc.	86,690	2,329,360

Beverages—1.6%
Diageo plc (GBP)	465,296	7,293,674
Heineken NV (EUR)	36,540	1,556,760
PepsiCo., Inc.	154,795	9,434,755

		18,285,189

Capital Markets—3.7%
Franklin Resources, Inc. (a)	20,750	1,788,443
State Street Corp.	200,970	6,796,805
The Bank of New York Mellon Corp.	652,720	16,115,657
The Charles Schwab Corp. (a)	155,630	2,206,833
The Goldman Sachs Group, Inc.	117,080	15,369,092

		42,276,830

Chemicals—1.4%
Air Products & Chemicals, Inc.	91,854	5,953,058
E. I. du Pont de Nemours & Co.	48,400	1,674,156
Monsanto Co.	22,070	1,020,075
PPG Industries, Inc.	115,560	6,980,980

		15,628,269

Commercial Banks—1.7%
Marshall & Ilsley Corp.	201,830	1,449,139
PNC Financial Services Group, Inc.	93,400	5,277,100
Regions Financial Corp. (a)	69,220	455,468
Wells Fargo & Co.	430,950	11,032,320
Zions Bancorporation	57,620	1,242,863

		19,456,890

Communications Equipment—0.2%
Cisco Systems, Inc. (b)	120,600	2,569,986

Computers & Peripherals—0.7%
Dell, Inc. (b)	158,110	1,906,807
Hewlett-Packard Co.	140,750	6,091,660

		7,998,467

Construction & Engineering—0.2%
Fluor Corp.	43,580	1,852,150

Security Description	Shares	Value*

Diversified Consumer Services—0.1%
Apollo Group, Inc. (Class A) (b)	32,780	$1,392,167

Diversified Financial Services—3.1%
Bank of America Corp.	825,140	11,857,262
Deutsche Boerse AG (EUR)	20,790	1,269,538
JPMorgan Chase & Co.	588,650	21,550,476

		34,677,276

Diversified Telecommunication Services—1.8%
AT&T, Inc.	771,794	18,669,697
CenturyTel, Inc. (a)	65,484	2,181,272

		20,850,969

Electric Utilities—1.4%
American Electric Power Co., Inc.	90,400	2,919,920
Entergy Corp.	58,938	4,221,140
NextEra Energy, Inc.	69,690	3,398,084
Northeast Utilities (a)	25,900	659,932
PPL Corp.	173,046	4,317,498

		15,516,574

Electronic Equipment, Instruments & Components—0.1%
Tyco Electronics, Ltd.	57,860	1,468,487

Energy Equipment & Services—0.5%
Halliburton Co.	44,990	1,104,505
National Oilwell Varco, Inc.	68,610	2,268,933
Schlumberger, Ltd. (a)	22,330	1,235,742
Transocean, Ltd. (b)	33,740	1,563,174

		6,172,354

Food & Staples Retailing—1.2%
CVS Caremark Corp.	143,933	4,220,116
The Kroger Co.	80,470	1,584,454
Wal-Mart Stores, Inc.	78,160	3,757,151
Walgreen Co.	141,100	3,767,370

		13,329,091

Food Products—2.1%
General Mills, Inc.	157,750	5,603,280
Groupe Danone (EUR)	31,495	1,690,421
Kellogg Co. (a)	65,840	3,311,752
Nestle S.A. (CHF)	238,318	11,502,038
The J. M. Smucker Co. (a)	26,858	1,617,389

		23,724,880

Health Care Equipment & Supplies—1.4%
Becton, Dickinson & Co.	76,970	5,204,711
Medtronic, Inc.	182,200	6,608,394
St. Jude Medical, Inc. (b)	98,330	3,548,730

		15,361,835

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Providers & Services—0.3%
DaVita, Inc. (b)	28,850	$1,801,394
WellPoint, Inc. (b)	21,720	1,062,760

		2,864,154

Hotels, Restaurants & Leisure—0.3%
McDonald’s Corp.	47,430	3,124,214
Starwood Hotels & Resorts Worldwide, Inc. (a)	13,770	570,491

		3,694,705

Household Durables—0.3%
Pulte Group, Inc. (a) (b)	132,470	1,096,852
Stanley Black & Decker, Inc.	38,785	1,959,418

		3,056,270

Household Products—1.1%
Clorox Co.	37,630	2,339,081
The Procter & Gamble Co.	160,662	9,636,507

		11,975,588

Independent Power Producers & Energy Traders—0.2%
NRG Energy, Inc. (a) (b)	87,200	1,849,512

Industrial Conglomerates—0.9%
3M Co.	107,260	8,472,468
General Electric Co.	109,110	1,573,366

		10,045,834

Insurance—3.1%
ACE, Ltd.	88,760	4,569,365
Aflac, Inc.	32,290	1,377,814
AON Corp.	74,010	2,747,251
Chubb Corp.	49,750	2,487,998
Prudential Financial, Inc.	166,410	8,929,561
The Allstate Corp.	89,666	2,576,104
The Travelers Cos., Inc.	243,810	12,007,642

		34,695,735

Internet Software & Services—0.2%
eBay, Inc. (b)	36,360	713,020
Google, Inc. (Class A) (b)	4,820	2,144,659

		2,857,679

IT Services—1.8%
Accenture plc	174,519	6,745,159
International Business Machines Corp.	62,420	7,707,622
MasterCard, Inc.	16,200	3,232,386
The Western Union Co. (a)	123,140	1,836,017
Visa, Inc. (a)	20,650	1,460,988

		20,982,172

Leisure Equipment & Products—0.3%
Hasbro, Inc. (a)	80,390	3,304,029

Security Description	Shares	Value*

Life Sciences Tools & Services—0.5%
Thermo Fisher Scientific, Inc. (b)	25,710	$1,261,075
Waters Corp. (a) (b)	61,300	3,966,110

		5,227,185

Machinery—0.9%
Danaher Corp. (a)	161,830	6,007,129
Eaton Corp.	58,520	3,829,549

		9,836,678

Media—1.6%
Comcast Corp. (Class A)	127,010	2,086,774
Omnicom Group, Inc. (a)	167,560	5,747,308
The Walt Disney Co.	269,710	8,495,865
Time Warner, Inc.	58,700	1,697,017

		18,026,964

Metals & Mining—0.1%
United States Steel Corp. (a)	29,090	1,121,419

Multi-Utilities—1.4%
CenterPoint Energy, Inc.	53,960	710,114
CMS Energy Corp. (a)	40,230	589,369
Dominion Resources, Inc. (a)	107,282	4,156,105
PG&E Corp.	102,810	4,225,491
Public Service Enterprise Group, Inc.	169,360	5,306,049
Sempra Energy	27,990	1,309,652

		16,296,780

Multiline Retail—0.5%
Kohl’s Corp. (b)	30,630	1,454,925
Target Corp.	83,140	4,087,994

		5,542,919

Oil, Gas & Consumable Fuels—6.5%
Anadarko Petroleum Corp.	53,600	1,934,424
Apache Corp.	148,360	12,490,429
Chevron Corp.	157,886	10,714,144
Devon Energy Corp.	39,464	2,404,147
EOG Resources, Inc.	51,630	5,078,843
Exxon Mobil Corp. (a)	272,654	15,560,364
Hess Corp.	104,000	5,235,360
Marathon Oil Corp.	109,210	3,395,339
Noble Corp.	41,240	1,274,728
Noble Energy, Inc. (a)	50,890	3,070,194
Occidental Petroleum Corp.	29,220	2,254,323
The Williams Cos., Inc.	134,630	2,461,036
Total S.A. (ADR)	187,350	8,363,304

		74,236,635

Pharmaceuticals—3.9%
Abbott Laboratories	225,018	10,526,342
Bayer AG (EUR)	44,229	2,480,271
GlaxoSmithKline plc (GBP)	89,430	1,516,193
Johnson & Johnson	283,788	16,760,519

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Pharmaceuticals—(Continued)
Merck & Co., Inc.	47,883	$1,674,469
Pfizer, Inc.	690,423	9,845,432
Roche Holding AG(CHF)	8,720	1,197,795

		44,001,021

Professional Services—0.2%
Dun & Bradstreet Corp.	28,700	1,926,344

Road & Rail—0.2%
Canadian National Railway Co.	29,020	1,665,168
Union Pacific Corp.	14,650	1,018,321

		2,683,489

Semiconductors & Semiconductor Equipment—0.6%
Intel Corp.	371,600	7,227,620

Software—0.7%
Oracle Corp.	395,820	8,494,297

Specialty Retail—1.1%
Advance Auto Parts, Inc. (a)	78,940	3,961,209
Home Depot, Inc.	64,470	1,809,673
Staples, Inc. (a)	166,430	3,170,491
The Sherwin-Williams Co. (a)	49,420	3,419,370

		12,360,743

Textiles, Apparel & Luxury Goods—0.8%
Nike, Inc. (a)	127,750	8,629,512

Tobacco—1.6%
Altria Group, Inc.	88,616	1,775,864
Philip Morris International, Inc.	358,870	16,450,601

		18,226,465

Wireless Telecommunication Services—0.8%
Vodafone Group plc(GBP)	4,407,830	9,137,654

Total Common Stock (Identified Cost $628,153,018)		630,247,630

U.S. Government & Treasury Obligations—27.9%
Security Description	Par Amount	Value*

Federal Agencies—15.0%
Federal Home Loan Mortgage Corp.
4.500%, 05/01/18	$241,384	257,553
4.500%, 08/01/18	384,761	410,533
4.500%, 11/01/18	391,358	417,572
4.500%, 01/01/19	736,289	785,607
4.500%, 08/01/19	38,576	41,111
4.500%, 02/01/20	278,788	297,114
4.500%, 08/01/24	3,074,275	3,245,612

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Federal Home Loan Mortgage Corp. 4.500%, 04/01/35	$943,767	$986,031
4.500%, 06/01/39	4,201,539	4,358,572
5.000%, 12/01/17	14,995	16,109
5.000%, 05/01/18	163,943	176,178
5.000%, 06/01/18	22,598	24,284
5.000%, 09/01/18	401,002	430,920
5.000%, 12/01/18	56,369	60,575
5.000%, 02/01/19	439,780	472,592
5.000%, 06/01/19	192,498	206,860
5.000%, 09/01/33	1,766,475	1,877,781
5.000%, 11/01/33	983,310	1,045,269
5.000%, 03/01/34	305,462	324,232
5.000%, 04/01/34	320,737	340,446
5.000%, 08/01/35	870,540	923,217
5.000%, 10/01/35	2,522,079	2,674,691
5.000%, 11/01/35	868,841	921,415
5.000%, 12/01/36	655,315	694,968
5.000%, 07/01/39	8,485,261	8,988,100
5.500%, 01/01/19	79,261	86,116
5.500%, 04/01/19	59,379	64,496
5.500%, 06/01/19	38,411	41,733
5.500%, 07/01/19	125,635	136,500
5.500%, 08/01/19	39,320	42,721
5.500%, 12/01/19	77,304	83,989
5.500%, 02/01/20	22,633	24,541
5.500%, 10/01/24	349,654	378,196
5.500%, 06/01/25	699,149	755,626
5.500%, 07/01/25	333,668	360,622
5.500%, 08/01/25	532,394	575,400
5.500%, 05/01/33	649,134	700,801
5.500%, 12/01/33	1,283,672	1,385,845
5.500%, 01/01/34	1,202,869	1,298,610
5.500%, 04/01/34	224,213	241,849
5.500%, 11/01/34	181,641	195,928
5.500%, 12/01/34	286,863	309,427
5.500%, 05/01/35	124,057	133,583
5.500%, 09/01/35	280,238	301,755
5.500%, 10/01/35	464,172	499,812
6.000%, 04/01/16	41,803	45,459
6.000%, 04/01/17	104,519	113,922
6.000%, 07/01/17	54,476	59,376
6.000%, 10/01/17	73,343	79,941
6.000%, 08/01/19	279,931	305,550
6.000%, 09/01/19	160,818	175,537
6.000%, 11/01/19	92,571	101,043
6.000%, 05/01/21	201,817	219,909
6.000%, 10/01/21	228,656	249,154
6.000%, 02/01/23	504,863	557,104
6.000%, 12/01/25	208,446	228,587
6.000%, 02/01/26	189,093	207,363
6.000%, 04/01/34	155,058	170,186
6.000%, 07/01/34	392,598	430,900
6.000%, 08/01/34	2,230,379	2,447,980
6.000%, 09/01/34	63,288	69,463
6.000%, 07/01/35	256,030	279,329

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

U.S. Government & Treasury Obligations—(Continued)

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Federal Home Loan Mortgage Corp. 6.000%, 08/01/35	$310,939	$339,234
6.000%, 11/01/35	790,724	862,680
6.000%, 03/01/36	347,758	378,318
6.000%, 10/01/36	536,506	588,849
6.000%, 03/01/37	440,119	478,519
6.000%, 05/01/37	617,753	671,652
6.000%, 06/01/37	862,855	938,139
6.500%, 05/01/34	110,365	122,218
6.500%, 06/01/34	139,790	154,805
6.500%, 08/01/34	637,000	705,417
6.500%, 10/01/34	481,557	535,687
6.500%, 11/01/34	225,916	250,181
6.500%, 05/01/37	274,743	301,677
6.500%, 07/01/37	834,545	916,357
Federal National Mortgage Association 3.000%, 07/12/10	787,000	787,667
4.010%, 08/01/13 (c)	141,745	149,228
4.020%, 08/01/13 (c)	560,842	590,893
4.500%, 04/01/18	291,944	311,819
4.500%, 06/01/18	690,676	737,694
4.500%, 07/01/18	396,773	423,783
4.500%, 03/01/19	438,716	467,965
4.500%, 06/01/19	506,688	540,469
4.500%, 04/01/20	376,431	401,527
4.500%, 07/01/20	204,645	218,289
4.500%, 08/01/33	1,647,465	1,727,830
4.500%, 02/01/35	362,638	379,648
4.500%, 09/01/35	517,916	541,562
4.589%, 05/01/14 (c)	678,658	728,532
4.630%, 04/01/14	352,809	378,981
4.700%, 03/01/15	593,486	642,583
4.767%, 04/01/13 (c)	62,729	66,570
4.841%, 08/01/14 (c)	861,546	930,221
4.845%, 06/01/13	88,654	94,932
4.872%, 02/01/14 (c)	633,863	678,609
4.880%, 03/01/20	397,172	434,435
4.940%, 08/01/15	50,000	53,190
5.000%, 11/01/17	412,818	444,005
5.000%, 02/01/18	1,433,556	1,541,857
5.000%, 12/01/18	1,178,410	1,267,435
5.000%, 07/01/19	699,037	751,847
5.000%, 07/01/20	473,840	508,897
5.000%, 08/01/20	170,017	182,595
5.000%, 11/01/33	729,252	775,545
5.000%, 03/01/34	1,002,625	1,066,064
5.000%, 04/01/34	293,160	311,541
5.000%, 05/01/34	302,995	321,992
5.000%, 08/01/34	358,463	380,938
5.000%, 09/01/34	1,232,326	1,309,590
5.000%, 12/01/34	176,022	187,058
5.000%, 01/01/35	321,669	341,837
5.000%, 06/01/35	1,190,123	1,263,253
5.000%, 07/01/35	3,511,362	3,727,127
5.000%, 08/01/35	724,559	769,082
5.000%, 09/01/35	597,858	632,516

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 5.000%, 08/01/36	$375,356	$398,420
5.000%, 03/01/38	2,863,819	3,034,711
5.000%, 05/01/38	2,929,135	3,103,925
5.000%, 07/01/39	1,148,123	1,216,521
5.000%, 10/01/39	808,739	856,918
5.000%, 11/01/39	325,411	344,274
5.370%, 02/01/13 (c)	372,463	400,359
5.370%, 05/01/18	630,000	699,908
5.466%, 11/01/15 (c)	419,579	463,797
5.500%, 11/01/17	659,436	714,715
5.500%, 12/01/17	121,219	131,380
5.500%, 01/01/18	400,635	434,219
5.500%, 02/01/18	394,440	428,368
5.500%, 06/01/19	546,217	598,237
5.500%, 07/01/19	439,347	478,627
5.500%, 08/01/19	138,034	149,950
5.500%, 09/01/19	482,920	527,067
5.500%, 01/01/21	217,350	237,905
5.500%, 03/01/21	61,447	67,250
5.500%, 02/01/33	421,423	454,505
5.500%, 05/01/33	38,569	41,596
5.500%, 06/01/33	1,376,202	1,484,235
5.500%, 07/01/33	1,706,323	1,840,270
5.500%, 11/01/33	987,813	1,065,357
5.500%, 12/01/33	223,967	241,549
5.500%, 01/01/34 (c)	312,072	336,569
5.500%, 01/01/34	481,822	519,645
5.500%, 02/01/34	1,166,368	1,257,461
5.500%, 03/01/34	168,247	182,566
5.500%, 04/01/34	384,561	414,147
5.500%, 05/01/34	1,688,142	1,818,025
5.500%, 06/01/34	2,223,055	2,394,091
5.500%, 07/01/34	1,090,021	1,173,885
5.500%, 09/01/34	3,320,152	3,575,595
5.500%, 10/01/34	3,497,132	3,766,193
5.500%, 11/01/34	4,588,699	4,941,742
5.500%, 12/01/34	2,206,442	2,376,200
5.500%, 01/01/35	1,703,725	1,834,805
5.500%, 02/01/35	285,389	307,346
5.500%, 04/01/35	379,192	408,011
5.500%, 07/01/35	377,557	406,251
5.500%, 08/01/35	463,071	498,265
5.500%, 09/01/35 (c)	1,077,399	1,159,281
5.660%, 02/01/16 (c)	229,415	255,121
5.724%, 07/01/16 (c)	271,844	301,060
6.000%, 05/15/11	1,473,000	1,545,078
6.000%, 07/01/16	197,486	214,905
6.000%, 01/01/17	264,452	288,356
6.000%, 02/01/17 (c)	254,921	277,406
6.000%, 07/01/17	399,044	434,240
6.000%, 08/01/17	42,975	46,860
6.000%, 09/01/17	261,050	284,646
6.000%, 03/01/18	37,572	40,969
6.000%, 11/01/18	215,869	234,910
6.000%, 01/01/21	230,465	250,847

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

U.S. Government & Treasury Obligations—(Continued)

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 6.000%, 05/01/21	$127,046	$138,250
6.000%, 11/01/25	105,548	115,645
6.000%, 02/01/32	980,214	1,082,126
6.000%, 03/01/34	92,185	102,488
6.000%, 04/01/34	1,563,894	1,717,385
6.000%, 06/01/34	1,344,977	1,475,565
6.000%, 07/01/34	1,591,548	1,746,076
6.000%, 08/01/34	2,591,250	2,842,845
6.000%, 10/01/34	1,317,485	1,445,404
6.000%, 11/01/34	179,742	197,194
6.000%, 12/01/34	86,238	94,611
6.000%, 08/01/35	295,176	321,806
6.000%, 09/01/35 (c)	402,484	445,808
6.000%, 10/01/35	557,436	607,727
6.000%, 11/01/35	224,478	244,730
6.000%, 12/01/35	795,271	867,019
6.000%, 02/01/36	551,512	601,268
6.000%, 04/01/36	1,332,844	1,450,592
6.000%, 06/01/36	392,050	427,167
6.000%, 03/01/37	391,021	424,832
6.000%, 07/01/37	648,384	704,449
6.330%, 03/01/11 (c)	149,712	152,869
6.500%, 06/01/31	225,417	251,671
6.500%, 07/01/31	114,542	127,883
6.500%, 08/01/31	72,255	80,671
6.500%, 09/01/31	329,234	367,579
6.500%, 02/01/32	193,459	215,990
6.500%, 07/01/32	549,349	614,299
6.500%, 08/01/32	507,591	566,710
6.500%, 01/01/33	220,874	246,598
6.500%, 04/01/34	343,357	382,140
6.500%, 06/01/34	104,573	116,067
6.500%, 08/01/34	180,399	200,226
6.500%, 04/01/36	266,346	292,540
6.500%, 05/01/36	436,266	479,170
6.500%, 02/01/37	995,455	1,091,796
6.500%, 05/01/37	621,750	681,924
6.500%, 07/01/37	507,825	556,973
7.500%, 10/01/29	72,388	82,456
7.500%, 02/01/30	39,080	44,473
7.500%, 11/01/31	139,415	158,976
7.500%, 02/01/32	36,563	41,698
Government National Mortgage Association 4.500%, 07/20/33	98,528	103,705
4.500%, 09/15/33	458,962	482,010
4.500%, 09/20/33	53,328	56,130
4.500%, 12/20/34	55,014	57,805
4.500%, 03/20/35	253,634	266,363
4.500%, 03/15/40	796,408	831,425
5.000%, 07/20/33	186,991	200,874
5.000%, 03/15/34	173,431	186,200
5.000%, 06/15/34	295,261	317,000
5.000%, 12/15/34	176,435	189,425
5.000%, 06/15/35	61,184	65,574
5.000%, 05/15/39	3,085,081	3,294,866

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Government National Mortgage Association 5.000%, 09/15/39	$3,849,766	$4,111,550
5.500%, 11/15/32	417,889	455,016
5.500%, 08/15/33	1,724,035	1,876,666
5.500%, 12/15/33	711,147	774,125
5.500%, 09/15/34	659,634	716,898
5.500%, 10/15/35	196,469	213,372
6.000%, 12/15/28	145,270	160,764
6.000%, 12/15/31	145,484	161,001
6.000%, 03/15/32	4,351	4,815
6.000%, 10/15/32	510,747	565,221
6.000%, 01/15/33	108,132	119,395
6.000%, 02/15/33	5,838	6,446
6.000%, 04/15/33	544,802	601,547
6.000%, 08/15/33	4,315	4,765
6.000%, 07/15/34	409,222	450,309
6.000%, 09/15/34	312,113	343,451
6.000%, 01/20/35	175,827	193,030
6.000%, 02/20/35	93,175	102,292
6.000%, 04/20/35	139,863	153,548
6.000%, 01/15/38	756,691	826,046

		170,304,903

Government Agency—0.1%
The Financing Corp. 9.650%, 11/02/18	430,000	628,527
U.S. Department of Housing & Urban Development 7.498%, 08/01/11	93,000	93,535

		722,062

U.S. Treasury—12.8%
U.S. Treasury Bonds 4.500%, 02/15/36	293,000	323,674
5.000%, 05/15/37 (a)	3,912,000	4,662,615
5.375%, 02/15/31 (a)	8,090,000	9,953,224
6.250%, 08/15/23 (a)	1,251,000	1,621,609
8.500%, 02/15/20	1,104,000	1,619,430
U.S. Treasury Notes 0.875%, 02/28/11 (a)	7,654,000	7,683,598
1.375%, 01/15/13	7,734,000	7,837,930
1.500%, 10/31/10 (a)	11,093,000	11,140,667
1.500%, 12/31/13 (a)	3,886,000	3,918,790
1.875%, 04/30/14	17,828,000	18,149,742
2.000%, 11/30/13	2,098,000	2,153,727
2.625%, 02/29/16	800,000	823,062
2.750%, 10/31/13	6,744,000	7,097,534
3.125%, 09/30/13	10,194,000	10,853,429
3.500%, 05/31/13 (a)	3,900,000	4,190,975
3.750%, 11/15/18 (a)	36,752,000	39,600,280
3.875%, 02/15/13	5,448,000	5,885,115
4.125%, 05/15/15	125,000	138,877
4.500%, 04/30/12 (a)	3,651,000	3,915,270
4.750%, 08/15/17	2,444,000	2,825,684

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

U.S. Government & Treasury Obligations—(Continued)

Security Description	Par Amount	Value*

U.S. Treasury—(Continued)
U.S. Treasury Notes 5.125%, 06/30/11	$764,000	$799,961

		145,195,193

Total U.S. Government & Treasury Obligations (Identified Cost $297,917,640)		316,222,158

Corporate Bonds & Notes—11.1%

Aerospace & Defense—0.2%
BAE Systems Holdings, Inc. (144A) 5.200%, 08/15/15	1,718,000	1,842,455

Beverages—0.3%
Anheuser-Busch InBev Worldwide, Inc. (144A) 8.000%, 11/15/39	1,270,000	1,659,468
Dr. Pepper Snapple Group, Inc. 6.820%, 05/01/18	533,000	635,688
SABMiller plc (144A) 5.500%, 08/15/13	1,311,000	1,434,228

		3,729,384

Building Products—0.0%
CRH America, Inc. 6.950%, 03/15/12	238,000	257,747

Capital Markets—0.4%
Merrill Lynch & Co., Inc. 6.150%, 04/25/13	1,160,000	1,240,202
Morgan Stanley 5.750%, 10/18/16	1,156,000	1,164,578
6.625%, 04/01/18	1,270,000	1,331,130
The Goldman Sachs Group, Inc. 5.625%, 01/15/17	1,351,000	1,366,010

		5,101,920

Commercial Banks—1.7%
Achmea Hypotheekbank NV (144A) 3.200%, 11/03/14 (c)	890,000	919,510
Banco Bradesco S.A. (144A) 6.750%, 09/29/19	613,000	650,520
Bank One Corp. 8.000%, 04/29/27	100,000	123,290
BNP Paribas (144A) 7.195%, 12/31/49 (c)	500,000	435,000
Commonwealth Bank of Australia (144A) 5.000%, 10/15/19	710,000	737,011
Credit Suisse 5.500%, 05/01/14	1,470,000	1,607,210
ING Bank NV (144A) 3.900%, 03/19/14	1,280,000	1,372,169
Kreditanstalt fuer Wiederaufbau 4.875%, 06/17/19	1,290,000	1,436,442
Nordea Bank AB (144A) 5.424%, 12/29/49 (c)	359,000	321,051

Security Description	Par Amount	Value*

Commercial Banks—(Continued)
Societe Financement de l’Economie Francaise (144A) 3.375%, 05/05/14	$730,000	$762,580
Svenska Handelsbanken AB (144A) 4.875%, 06/10/14	1,330,000	1,404,286
The Royal Bank of Scotland plc (144A) 2.625%, 05/11/12	2,290,000	2,348,063
U.S. Bancorp 7.500%, 06/01/26	400,000	453,646
Wachovia Corp. 5.250%, 08/01/14	3,334,000	3,530,659
Woori Bank (144A) 6.125%, 05/03/16 (c)	2,620,000	2,639,915

		18,741,352

Commercial Services & Supplies—0.2%
The Western Union Co. 5.400%, 11/17/11 (a)	1,721,000	1,814,080

Consumer Finance—0.2%
American Express Co. 5.500%, 09/12/16	960,000	1,028,826
Capital One Financial Corp. 6.150%, 09/01/16	1,330,000	1,407,322

		2,436,148

Diversified Financial Services—2.2%
Asian Development Bank 2.750%, 05/21/14	970,000	999,895
Bank of America Corp. 5.490%, 03/15/19	696,000	673,047
7.375%, 05/15/14	510,000	571,588
7.625%, 06/01/19	710,000	813,311
BPCE S.A. (144A) 12.500%, 06/29/49 (c)	1,375,000	1,505,538
Citigroup, Inc. 5.000%, 09/15/14	1,105,000	1,105,221
DBS Capital Funding Corp. (144A) 7.657%, 03/31/49 (c)	805,000	819,088
EDP Finance BV (144A) 6.000%, 02/02/18	1,061,000	1,044,942
Enel Finance International S.A. (144A) 5.125%, 10/07/19	1,060,000	1,064,722
6.250%, 09/15/17	995,000	1,078,453
ERAC USA Finance, LLC (144A) 7.000%, 10/15/37	1,115,000	1,215,014
General Electric Capital Corp. 5.450%, 01/15/13	572,000	614,695
GG1C Funding Corp. (144A) 5.129%, 01/15/14	372,711	380,478
JPMorgan Chase & Co. 6.300%, 04/23/19	1,210,000	1,366,689
JPMorgan Chase Capital XXVII 7.000%, 11/01/39	720,000	732,195

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Diversified Financial Services—(Continued)
MidAmerican Funding, LLC 6.927%, 03/01/29	$699,000	$824,625
PNC Funding Corp. 5.625%, 02/01/17	1,080,000	1,148,983
Qtel International Finance, Ltd. (144A) 7.875%, 06/10/19	302,000	349,208
Spectra Energy Capital, LLC 8.000%, 10/01/19	1,253,000	1,507,055
Telecom Italia Capital S.A. 5.250%, 11/15/13	753,000	777,771
Toyota Motor Credit Corp. 3.200%, 06/17/15	630,000	643,017
UBS Preferred Funding Trust V 6.243%, 05/12/49 (c)	2,180,000	1,869,350
Unicredit Luxembourg Finance S.A. (144A) 6.000%, 10/31/17	1,520,000	1,517,000
UniCredito Italiano Capital Trust II (144A) 9.200%, 10/05/49 (c)	1,412,000	1,334,340
W3A Funding Corp. 8.090%, 01/02/17	566,202	589,178
WEA Finance, LLC (144A) 6.750%, 09/02/19	363,000	403,458
ZFS Finance USA Trust I (144A) 5.875%, 05/09/32 (c)	146,000	129,103
6.500%, 05/09/37 (c)	491,000	439,445

		25,517,409

Diversified Telecommunication Services—0.4%
AT&T, Inc. 6.550%, 02/15/39	1,290,000	1,444,917
France Telecom S.A. 7.750%, 03/01/11 (c)	346,000	361,051
Telefonica Europe BV 7.750%, 09/15/10	488,000	494,104
Verizon New York, Inc. 6.875%, 04/01/12	2,172,000	2,346,998

		4,647,070

Electric Utilities—0.7%
Bruce Mansfield Unit 6.850%, 06/01/34	2,344,844	2,452,528
Exelon Generation Co., LLC 6.250%, 10/01/39	1,020,000	1,089,559
Oncor Electric Delivery Co., LLC 7.000%, 09/01/22	1,825,000	2,200,116
PPL Energy Supply, LLC 6.400%, 11/01/11	100,000	106,483
PSEG Power, LLC 6.950%, 06/01/12	1,000,000	1,092,511
PSEG Power, LLC (144A) 5.320%, 09/15/16	989,000	1,065,815
United Energy Distribution Holdings, Ltd. (144A) 5.450%, 04/15/16	50,000	53,352

		8,060,364

Security Description	Par Amount	Value*

Electronic Equipment, Instruments & Components—0.1%
Tyco Electronics Group S.A. 6.550%, 10/01/17	$1,385,000	$1,590,551

Food & Staples Retailing—0.3%
CVS Caremark Corp. 6.125%, 08/15/16	1,080,000	1,235,406
Wal-Mart Stores, Inc. 5.250%, 09/01/35	1,830,000	1,927,365

		3,162,771

Gas Utilities—0.1%
CenterPoint Energy Resources Corp. 7.875%, 04/01/13	1,293,000	1,481,614

Health Care Equipment & Supplies—0.3%
CareFusion Corp. 6.375%, 08/01/19	1,110,000	1,267,986
Hospira, Inc. 5.550%, 03/30/12	530,000	564,318
6.050%, 03/30/17 (c)	979,000	1,102,237

		2,934,541

Health Care Providers & Services—0.1%
Cardinal Health, Inc. 5.800%, 10/15/16	793,000	888,035

Hotels, Restaurants & Leisure—0.1%
Wyndham Worldwide Corp. 6.000%, 12/01/16	1,077,000	1,044,873

Household Durables—0.1%
Fortune Brands, Inc. 5.125%, 01/15/11	1,396,000	1,422,821

Insurance—0.6%
Chubb Corp. 6.375%, 03/29/67 (c)	2,110,000	2,025,600
ING Groep NV 5.775%, 12/29/49 (c)	1,250,000	881,250
Irish Life & Permanent Group Holdings plc (144A) 3.600%, 01/14/13	1,500,000	1,486,153
Prudential Financial, Inc. 5.375%, 06/21/20	260,000	263,322
6.625%, 06/21/40	430,000	441,967
The Allstate Corp. 5.550%, 05/09/35	1,236,000	1,215,107

		6,313,399

Machinery—0.2%
Atlas Copco AB (144A) 5.600%, 05/22/17	910,000	985,203
Kennametal, Inc. 7.200%, 06/15/12	1,284,000	1,364,958

		2,350,161

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Media—0.3%
COX Communications, Inc. 4.625%, 06/01/13	$1,058,000	$1,128,089
Hearst-Argyle Television, Inc. 7.500%, 11/15/27	200,000	159,430
News America Holdings, Inc. 8.500%, 02/23/25	722,000	893,487
Time Warner Entertainment Co., L.P. 8.375%, 07/15/33	1,240,000	1,539,190

		3,720,196

Metals & Mining—0.2%
ArcelorMittal 6.125%, 06/01/18	1,727,000	1,806,236
Vale Overseas, Ltd. 6.875%, 11/10/39	550,000	574,584

		2,380,820

Oil, Gas & Consumable Fuels—0.9%
Anadarko Petroleum Corp. 6.450%, 09/15/36	1,330,000	1,057,987
Enterprise Products Operating, LLC 6.500%, 01/31/19	908,000	1,018,051
Hess Corp. 8.125%, 02/15/19	300,000	373,967
Husky Energy, Inc. 5.900%, 06/15/14	771,000	858,224
7.250%, 12/15/19	787,000	951,084
Kinder Morgan Energy Partners, L.P. 6.750%, 03/15/11	1,202,000	1,244,260
7.750%, 03/15/32	625,000	707,967
Pemex Project Funding Master Trust 9.125%, 10/13/10	35,000	35,394
Petroleos Mexicanos 8.000%, 05/03/19	759,000	903,210
Ras Laffan Liquefied Natural Gas Co., Ltd. III (144A) 5.832%, 09/30/16	970,000	1,043,235
Valero Energy Corp. 6.875%, 04/15/12	2,023,000	2,178,012

		10,371,391

Pharmaceuticals—0.4%
Allergan, Inc. 5.750%, 04/01/16	1,430,000	1,672,967
Pfizer, Inc. 7.200%, 03/15/39	540,000	709,873
Roche Holdings, Inc. (144A) 6.000%, 03/01/19	1,760,000	2,048,794

		4,431,634

Real Estate Investment Trusts—0.4%
Boston Properties, L.P. 5.000%, 06/01/15	200,000	207,392
HRPT Properties Trust 6.250%, 08/15/16	1,776,000	1,808,417

Security Description	Par Amount	Value*

Real Estate Investment Trusts—(Continued)
Simon Property Group, L.P. 5.875%, 03/01/17 (a)	$1,328,000	$1,435,787
Vornado Realty, L.P. 4.750%, 12/01/10 (a)	530,000	535,107

		3,986,703

Road & Rail—0.0%
CSX Corp. 6.750%, 03/15/11	92,000	95,300
Norfolk Southern Corp. 7.050%, 05/01/37	360,000	444,562

		539,862

Software—0.1%
Adobe Systems, Inc. 3.250%, 02/01/15	327,000	335,813
4.750%, 02/01/20	773,000	796,969

		1,132,782

Specialty Retail—0.1%
Home Depot, Inc. 5.875%, 12/16/36	504,000	516,650
Limited Brands, Inc. 5.250%, 11/01/14	370,000	367,225

		883,875

Tobacco—0.1%
Philip Morris International, Inc. 4.875%, 05/16/13	826,000	893,343

Wireless Telecommunication Services—0.2%
Crown Castle Towers, LLC (144A) 6.113%, 01/15/20	711,000	780,361
Rogers Communications, Inc. 6.800%, 08/15/18	1,483,000	1,753,063

		2,533,424

Yankee—0.2%
Petro-Canada 6.050%, 05/15/18	1,664,000	1,873,704
Statoil ASA 7.750%, 06/15/23	100,000	131,580

		2,005,284

Total Corporate Bonds & Notes (Identified Cost $120,267,371)		126,216,009

Mortgage-Backed Securities—2.2%

Collateralized-Mortgage Obligation—0.1%
BlackRock Capital Finance, L.P. (144A) 7.750%, 09/25/26	91,087	12,296
RAAC Series 4.971%, 09/25/34 (c)	752,000	750,921

		763,217

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Par Amount	Value*

Commercial Mortgage-Backed Securities—2.1%
Citigroup Commercial Mortgage Trust 5.888%, 12/10/49 (c)	$3,630,000	$3,699,508
Credit Suisse Mortgage Capital Certificates 5.695%, 09/15/40 (c)	1,735,738	1,648,077
FHLMC Multifamily Structured Pass-Through Certificates 5.085%, 03/19/19 (c)	1,226,000	1,341,782
General Electric Capital Assurance Co. (144A) 5.743%, 05/12/35	35,000	39,198
Greenwich Capital Commercial Funding Corp. 4.915%, 01/05/36 (c)	500,000	533,071
5.475%, 02/10/17	3,025,000	2,402,001
JPMorgan Chase Commercial Mortgage Securities Corp. 5.407%, 05/15/41 (c)	1,292,933	1,372,052
5.475%, 04/15/43 (c)	2,275,693	2,416,354
5.552%, 05/12/45	968,540	1,015,316
5.983%, 06/15/49 (c)	1,900,000	1,858,898
6.064%, 04/15/45 (c)	2,260,000	2,408,381
Merrill Lynch Mortgage Trust 6.020%, 07/12/17 (c)	929,000	250,041
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.810%, 06/12/50 (c)	1,735,738	1,697,423
Morgan Stanley Capital I (144A) 1.134%, 11/15/30 (c) (d)	5,338,429	215,612
Spirit Master Funding, LLC (144A) 5.050%, 07/20/23	1,142,787	994,499
Wachovia Bank Commercial Mortgage Trust 6.099%, 02/15/51 (c)	3,000,000	2,946,758

		24,838,971

Total Mortgage-Backed Securities (Identified Cost $26,843,015)		25,602,188

Asset-Backed Securities—1.0%

Asset Backed—1.0%
Anthracite CDO I, Ltd. (144A) 0.797%, 05/24/17 (c)	1,319,447	1,227,086
Bayview Financial Revolving Mortgage Loan Trust (144A) 1.947%, 12/28/40 (c)	1,167,408	480,739
Capital Trust Re CDO, Ltd. (144A) 5.160%, 06/25/35 (e)	1,600,000	1,544,000
Connecticut RRB Special Purpose Trust CL&P 6.210%, 12/30/11 (c)	78,784	80,376
Countrywide Asset-Backed Certificates 4.823%, 08/25/35 (c)	2,957	2,931
5.689%, 10/25/36 (c)	930,000	601,918
Crest G-Star CDO 1.008%, 11/28/16 (c)	1,707,062	1,651,582
GMAC Mortgage Corp. Loan Trust 5.805%, 10/25/36 (c)	921,060	479,664
Household Credit Card Master Note Trust I 0.900%, 07/15/13 (c)	2,163,000	2,162,216

Security Description	Par Amount	Value*

Asset Backed—(Continued)
Residential Funding Mortgage Securities II, Inc. 5.320%, 12/25/35 (c)	$1,190,000	$432,446
Small Business Administration Participation Certificates 4.350%, 07/01/23 (c)	1,174,962	1,239,558
4.770%, 04/01/24	60,807	64,653
4.950%, 03/01/25 (c)	353,714	378,992
4.990%, 09/01/24 (c)	200,865	214,235
5.110%, 08/01/25 (c)	511,219	551,145
5.180%, 05/01/24 (c)	98,407	105,347
5.520%, 06/01/24 (c)	329,633	354,629
Structured Asset Securities Corp. 4.670%, 03/25/35 (c)	146,169	142,773

Total Asset-Backed Securities (Identified Cost $13,737,838)		11,714,290

Municipal Bonds & Notes—0.6%

Municipal Agency—0.6%
California Educational Facilities Authority 5.000%, 03/15/39	730,000	855,261
Massachusetts Health & Educational Facilities Authority 5.500%, 06/01/30	735,000	858,627
5.500%, 07/01/32	2,145,000	2,626,917
Metropolitan Transportation Authority 7.336%, 11/15/39	1,075,000	1,312,650
New Jersey State Turnpike Authority 7.414%, 01/01/40	1,050,000	1,279,005

Total Municipal Bonds & Notes (Identified Cost $6,449,349)		6,932,460

Foreign Government & Agency Obligations—0.4%

Sovereign—0.4%
Egypt Government AID Bonds 4.450%, 09/15/15	1,903,000	2,097,277
Peruvian Government International Bond 7.350%, 07/21/25	103,000	123,343
Russian Foreign Bond (144A) 3.625%, 04/29/15	2,100,000	2,031,750

Total Foreign Government & Agency Obligations (Identified Cost $4,145,993)		4,252,370

Convertible Preferred Stock—0.1%
Security Description	Shares	Value*

Electric Utilities—0.1%
PPL Corp.	10,940	569,208

Total Convertible Preferred Stock (Identified Cost $547,000)		569,208

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Short Term Investments—2.8%

Security Description	Shares/Par Amount	Value*

Commercial Paper—0.9%
Citigroup Funding, Inc. 0.015%, 07/01/10	$10,641,000	10,641,000

Mutual Funds—1.9%
State Street Navigator Securities Lending
Prime Portfolio (f)	20,850,653	20,850,653

Total Short Term Investments (Identified Cost $31,491,653)		31,491,653

Total Investments—101.7% (Identified Cost $1,129,552,877) (g)		1,153,247,966
Liabilities in excess of other assets		(18,892,720)

Net Assets—100.0%		$1,134,355,246

(a)	All or a portion of the security was on loan. As of June 30, 2010, the market value of securities loaned was $ 20,401,520 and the collateral received consisted of cash in the amount of $ 20,850,653 and non-cash collateral with a value of $274,833. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2010.
(d)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments. The par amount shown reflects the notional amount of the security.
(e)	Security was valued in good faith under procedures established by the Board of Directors.
(f)	Represents investment of cash collateral received from securities lending transactions.
(g)	The aggregate cost of investments for federal income tax purposes as of June 30, 2010 was $1,129,552,877 and the composition of unrealized appreciation and depreciation of investment securities was $77,141,248 and $(53,446,159), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2010, the market value of 144A securities was $41,815,138, which is 3.7% of total net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between level 1 and level 2 deemed significant (greater than 10% of total assets), if any, will be disclosed following the valuation table below. For the period ended June 30, 2010, there were no transfers between levels 1 and 2. For information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value of the Portfolio’s investments as of June 30, 2010:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$46,891,926	$—	$—	$46,891,926
Air Freight & Logistics	2,163,527	—	—	2,163,527
Auto Components	2,329,360	—	—	2,329,360
Beverages	9,434,755	8,850,434	—	18,285,189
Capital Markets	42,276,830	—	—	42,276,830
Chemicals	15,628,269	—	—	15,628,269
Commercial Banks	19,456,890	—	—	19,456,890
Communications Equipment	2,569,986	—	—	2,569,986
Computers & Peripherals	7,998,467	—	—	7,998,467
Construction & Engineering	1,852,150	—	—	1,852,150
Diversified Consumer Services	1,392,167	—	—	1,392,167
Diversified Financial Services	33,407,738	1,269,538	—	34,677,276
Diversified Telecommunication Services	20,850,969	—	—	20,850,969
Electric Utilities	15,516,574	—	—	15,516,574
Electronic Equipment, Instruments & Components	1,468,487	—	—	1,468,487
Energy Equipment & Services	6,172,354	—	—	6,172,354
Food & Staples Retailing	13,329,091	—	—	13,329,091
Food Products	10,532,421	13,192,459	—	23,724,880
Health Care Equipment & Supplies	15,361,835	—	—	15,361,835
Health Care Providers & Services	2,864,154	—	—	2,864,154
Hotels, Restaurants & Leisure	3,694,705	—	—	3,694,705
Household Durables	3,056,270	—	—	3,056,270
Household Products	11,975,588	—	—	11,975,588
Independent Power Producers & Energy Traders	1,849,512	—	—	1,849,512
Industrial Conglomerates	10,045,834	—	—	10,045,834
Insurance	34,695,735	—	—	34,695,735
Internet Software & Services	2,857,679	—	—	2,857,679
IT Services	20,982,172	—	—	20,982,172
Leisure Equipment & Products	3,304,029	—	—	3,304,029
Life Sciences Tools & Services	5,227,185	—	—	5,227,185
Machinery	9,836,678	—	—	9,836,678
Media	18,026,964	—	—	18,026,964
Metals & Mining	1,121,419	—	—	1,121,419
Multi-Utilities	16,296,780	—	—	16,296,780
Multiline Retail	5,542,919	—	—	5,542,919
Oil, Gas & Consumable Fuels	74,236,635	—	—	74,236,635
Pharmaceuticals	38,806,762	5,194,259	—	44,001,021
Professional Services	1,926,344	—	—	1,926,344
Road & Rail	2,683,489	—	—	2,683,489
Semiconductors & Semiconductor Equipment	7,227,620	—	—	7,227,620
Software	8,494,297	—	—	8,494,297
Specialty Retail	12,360,743	—	—	12,360,743

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

VALUATION INPUTS—(Continued)

Description	Level 1	Level 2	Level 3	Total
Textiles, Apparel & Luxury Goods	$8,629,512	$—	$—	$8,629,512
Tobacco	18,226,465	—	—	18,226,465
Wireless Telecommunication Services	—	9,137,654	—	9,137,654
Total Common Stock	592,603,286	37,644,344	—	630,247,630
Total Corporate Bonds & Notes*	—	126,216,009	—	126,216,009
Total Municipal Bonds & Notes*	—	6,932,460	—	6,932,460
Total Mortgage-Backed Securities*	—	25,602,188	—	25,602,188
Total U.S. Government & Treasury Obligations*	—	316,222,158	—	316,222,158
Asset-Backed Securities
Asset Backed	—	10,170,290	1,544,000	11,714,290
Total Foreign Government & Agency Obligations*	—	4,252,370	—	4,252,370
Total Convertible Preferred Stock*	569,208	—	—	569,208
Short Term Investments
Commercial Paper	—	10,641,000	—	10,641,000
Mutual Funds	20,850,653	—	—	20,850,653
Total Short Term Investments	20,850,653	10,641,000	—	31,491,653
Total Investments	$614,023,147	$537,680,819	$1,544,000	$1,153,247,966

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Fixed Income
Balance as of December 31, 2009	$1,360,000
Transfers In (Out) of Level 3	0
Accrued discounts/premiums	0
Realized Gain (Loss)	0
Change in unrealized appreciation (depreciation)	184,000
Net Purchases (Sales)	0
Balance as of June 30, 2010	$1,544,000

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Statement of Assets & Liabilities

June 30, 2010 (Unaudited)

Assets
Investments at value (a)(b)		$1,153,247,966
Cash		32,646
Cash denominated in foreign currencies (c)		6,006
Receivable for:
Securities sold		4,672,734
Fund shares sold		93,591
Accrued interest and dividends		4,731,055
Foreign taxes		122,791

Total Assets		1,162,906,789
Liabilities
Payable for:
Securities purchased	$5,541,331
Fund shares redeemed	1,317,495
Foreign taxes	2,985
Collateral for securities loaned	20,850,653
Accrued expenses:
Management fees	520,252
Distribution and service fees	168,927
Deferred directors’ fees	23,845
Other expenses	126,055

Total Liabilities		28,551,543

Net Assets		$1,134,355,246

Net assets consists of:
Paid in surplus		$1,385,169,739
Undistributed net investment income		14,910,708
Accumulated net realized losses		(289,428,099)
Unrealized appreciation on investments and foreign currency transactions		23,702,898

Net Assets		$1,134,355,246

Net Assets
Class A		$175,469,613
Class B		201,043,904
Class E		35,487,006
Class F		722,354,723

Capital Shares (Authorized) Outstanding
Class A (4,000,000)		1,524,526
Class B (4,000,000)		1,763,587
Class E (2,000,000)		309,528
Class F (10,000,000)		6,317,939

Net Asset Value, Offering and Redemption Price Per Share
Class A		$115.10
Class B		114.00
Class E		114.65
Class F		114.33

(a)	Identified cost of investments was $1,129,552,877.
(b)	Includes securities on loan with a value of $20,401,520.
(c)	Identified cost of cash denominated in foreign currencies was $6,006.

Statement of Operations

Six months ended June 30, 2010 (Unaudited)

Investment Income
Dividends (a)		$8,495,437
Interest (b)		11,136,543

		19,631,980
Expenses
Management fees	$3,267,562
Distribution and service fees—Class B	260,502
Distribution and service fees—Class E	28,333
Distribution and service fees—Class F	775,500
Directors’ fees and expenses	19,978
Custodian and accounting	95,609
Audit and tax services	11,450
Legal	1,924
Shareholder reporting	91,622
Insurance	8,570
Miscellaneous	11,183

Total expenses	4,572,233
Less broker commission recapture	(16,809)	4,555,424

Net Investment Income		15,076,556

Net Realized and Unrealized Loss
Net realized loss on:
Investments	(277,913)
Foreign currency transactions	(27,587)	(305,500)

Net change in unrealized appreciation (depreciation) on:
Investments	(45,095,556)
Foreign currency transactions	9,919	(45,085,637)

Net realized and unrealized loss		(45,391,137)

Net Decrease in Net Assets From Operations		$(30,314,581)

(a)	Net of foreign taxes of $133,188.
(b)	Includes income on securities loaned of $82,670.

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$15,076,556	$34,843,624
Net realized loss	(305,500)	(81,751,338)
Net change in unrealized appreciation (depreciation)	(45,085,637)	240,767,792

Increase (decrease) in net assets from operations	(30,314,581)	193,860,078

From Distributions to Shareholders
Net investment income
Class A	(5,616,197)	(7,755,264)
Class B	(5,987,374)	(6,957,171)
Class E	(1,115,194)	(1,586,511)
Class F	(22,245,694)	(31,753,062)

Total distributions	(34,964,459)	(48,052,008)

Decrease in net assets from capital share transactions	(31,107,879)	(83,930,348)

Total increase (decrease) in net assets	(96,386,919)	61,877,722

Net Assets
Beginning of the period	1,230,742,165	1,168,864,443

End of the period	$1,134,355,246	$1,230,742,165

Undistributed Net Investment Income
End of the period	$14,910,708	$34,798,611

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	68,554	$8,397,460	121,062	$13,194,265
Reinvestments	45,113	5,616,197	78,123	7,755,264
Redemptions	(134,568)	(16,404,462)	(304,803)	(33,323,632)

Net decrease	(20,901)	$(2,390,805)	(105,618)	$(12,374,103)

Class B
Sales	134,182	$16,288,463	379,401	$40,983,608
Reinvestments	48,536	5,987,374	70,681	6,957,171
Redemptions	(144,960)	(17,500,507)	(242,383)	(25,790,569)

Net increase	37,758	$4,775,330	207,699	$22,150,210

Class E
Sales	18,518	$2,288,741	15,427	$1,671,768
Reinvestments	8,990	1,115,194	16,035	1,586,511
Redemptions	(36,674)	(4,449,353)	(87,004)	(9,228,100)

Net decrease	(9,166)	$(1,045,418)	(55,542)	$(5,969,821)

Class F
Sales	191,731	$23,282,421	348,700	$38,139,027
Reinvestments	179,821	22,245,694	321,713	31,753,062
Redemptions	(643,872)	(77,975,101)	(1,466,620)	(157,628,723)

Net decrease	(272,320)	$(32,446,986)	(796,207)	$(87,736,634)

Decrease derived from capital share transactions		$(31,107,879)		$(83,930,348)

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$121.69		$107.65	$154.53	$156.45	$147.99	$147.96

Income (Loss) From Investment Operations
Net investment income	1.63	(a)	3.52 (a)	4.08 (a)	4.40 (a)	4.32	3.84
Net realized and unrealized gain (loss) on investments	(4.49)		15.39	(35.15)	2.49	13.06	0.46

Total from investment operations	(2.86)		18.91	(31.07)	6.89	17.38	4.30

Less Distributions
Distributions from net investment income	(3.73)		(4.87)	(5.02)	(3.51)	(5.49)	(2.61)
Distributions from net realized capital gains	0.00		0.00	(10.79)	(5.30)	(3.43)	(1.66)

Total distributions	(3.73)		(4.87)	(15.81)	(8.81)	(8.92)	(4.27)

Net Asset Value, End of Period	$115.10		$121.69	$107.65	$154.53	$156.45	$147.99

Total Return (%)	(2.59	) (b)	18.60	(22.15)	4.38	12.21	3.12

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	(c)	0.60	0.58	0.58	0.59	0.66
Net ratio of expenses to average net assets (%) (d)	0.58	(c)	0.59	0.56	0.57	0.58	0.65
Ratio of net investment income to average net assets (%)	2.69	(c)	3.21	3.15	2.80	2.74	2.53
Portfolio turnover rate (%)	135	(c)	43	52	58	55	47
Net assets, end of period (in millions)	$175.47		$188.06	$177.74	$264.38	$279.70	$261.65

	Class B
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$120.45		$106.53	$153.05	$155.02	$146.58	$146.59

Income (Loss) From Investment Operations
Net investment income	1.46	(a)	3.19 (a)	3.72 (a)	3.97 (a)	3.71	2.75
Net realized and unrealized gain (loss) on investments	(4.46)		15.28	(34.82)	2.45	13.15	1.16

Total from investment operations	(3.00)		18.47	(31.10)	6.42	16.86	3.91

Less Distributions
Distributions from net investment income	(3.45)		(4.55)	(4.63)	(3.09)	(4.99)	(2.26)
Distributions from net realized capital gains	0.00		0.00	(10.79)	(5.30)	(3.43)	(1.66)

Total distributions	(3.45)		(4.55)	(15.42)	(8.39)	(8.42)	(3.92)

Net Asset Value, End of Period	$114.00		$120.45	$106.53	$153.05	$155.02	$146.58

Total Return (%)	(2.71	) (b)	18.30	(22.35)	4.12	11.93	2.85

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	(c)	0.85	0.83	0.83	0.84	0.91
Net ratio of expenses to average net assets (%) (d)	0.83	(c)	0.84	0.81	0.82	0.83	0.90
Ratio of net investment income to average net assets (%)	2.44	(c)	2.93	2.90	2.56	2.50	2.29
Portfolio turnover rate (%)	135	(c)	43	52	58	55	47
Net assets, end of period (in millions)	$201.04		$207.87	$161.73	$233.74	$210.53	$158.53

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$121.16		$107.16	$153.85	$155.83	$147.36	$147.29

Income (Loss) From Investment Operations
Net investment income	1.53	(a)	3.35 (a)	3.88 (a)	4.14 (a)	4.27	3.46
Net realized and unrealized gain (loss) on investments	(4.48)		15.33	(35.00)	2.46	12.81	0.60

Total from investment operations	(2.95)		18.68	(31.12)	6.60	17.08	4.06

Less Distributions
Distributions from net investment income	(3.56)		(4.68)	(4.78)	(3.28)	(5.18)	(2.33)
Distributions from net realized capital gains	0.00		0.00	(10.79)	(5.30)	(3.43)	(1.66)

Total distributions	(3.56)		(4.68)	(15.57)	(8.58)	(8.61)	(3.99)

Net Asset Value, End of Period	$114.65		$121.16	$107.16	$153.85	$155.83	$147.36

Total Return (%)	(2.66	) (b)	18.42	(22.27)	4.22	12.04	2.95

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	(c)	0.75	0.73	0.73	0.74	0.81
Net ratio of expenses to average net assets (%) (d)	0.73	(c)	0.74	0.71	0.72	0.73	0.80
Ratio of net investment income to average net assets (%)	2.54	(c)	3.07	2.98	2.65	2.57	2.38
Portfolio turnover rate (%)	135	(c)	43	52	58	55	47
Net assets, end of period (in millions)	$35.49		$38.61	$40.10	$73.56	$85.33	$90.64

	Class F
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006(e)
Net Asset Value, Beginning of Period	$120.81		$106.86	$153.46	$155.39	$143.80

Income (Loss) From Investment Operations
Net investment income	1.50	(a)	3.28 (a)	3.80 (a)	4.08 (a)	2.69
Net realized and unrealized gain (loss) on investments	(4.47)		15.28	(34.91)	2.43	8.90

Total from investment operations	(2.97)		18.56	(31.11)	6.51	11.59

Less Distributions
Distributions from net investment income	(3.51)		(4.61)	(4.70)	(3.14)	0.00
Distributions from net realized capital gains	0.00		0.00	(10.79)	(5.30)	0.00

Total distributions	(3.51)		(4.61)	(15.49)	(8.44)	0.00

Net Asset Value, End of Period	$114.33		$120.81	$106.86	$153.46	$155.39

Total Return (%)	(2.68	) (b)	18.36	(22.31)	4.18	8.05	(b)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	(c)	0.80	0.78	0.78	0.79	(c)
Net ratio of expenses to average net assets (%) (d)	0.78	(c)	0.79	0.76	0.77	0.78	(c)
Ratio of net investment income to average net assets (%)	2.49	(c)	3.01	2.94	2.60	2.67	(c)
Portfolio turnover rate (%)	135	(c)	43	52	58	55
Net assets, end of period (in millions)	$722.35		$796.20	$789.29	$1,287.49	$1,398.44

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of broker commission recapture credits as detailed in the Notes to Financial Statements.
(e)	Commencement of operations was May 2, 2006.

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The MFS Total Return Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class E and Class F. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class E and Class F shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the

MSF-21

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”).

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to amortization and accretion of debt securities, paydown reclasses, capital loss carryforwards, post October loss deferral, real estate investment trusts (REIT) adjustments and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through

MSF-22

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Mortgage Related and Other Asset-Backed Securities:

The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgaged obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although some mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

MSF-23

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High Yield Securities:

The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Forward Commitments and When-Issued and Delayed-Delivery Securities:

The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2010	% per Annum	Average daily net assets
$3,267,562	0.600%	Of the first $250 million
	0.550%	Of the next $500 million
	0.500%	On amounts in excess of $750 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Massachusetts Financial Services Co. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-24

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife Advisers is an affiliate of MetLife and MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E and F shares. Under the Distribution and Service Plan, the Class B, E and F shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E and F shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.15% per year for Class E shares and 0.20% per year for Class F shares. Amounts paid by the Portfolio for the six months ended June 30, 2010 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$33,418,830	$105,245,208	$21,494,610	$143,705,598

5.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard trades, the Portfolio restricts its exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

MSF-25

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$48,052,008	$70,504,822	$—	$108,176,762	$—	$—	$48,052,008	$178,681,584

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$34,815,731	$—	$32,371,940	$(249,908,839)	$(182,721,168)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future realized capital gains. As of December 31, 2009, the Portfolio had capital loss carryforwards as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$164,780,263	$85,128,576	$249,908,839

The utilization of the capital loss carryforward acquired as part of a merger may be limited under Section 382 of the Internal Revenue Code.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$(2,797,167)

7.	RECENT ACCOUNTING PRONOUNCEMENT

The Portfolio adopted Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”, effective March 31, 2010. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

8.	SUBSEQUENT EVENTS

Management completed an evaluation of the impact of all subsequent events on the Portfolio’s financial statements and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

MSF-26

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-27

Metropolitan Series Portfolio, Inc.

MFS Value Portfolio

Managed By Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2010, the Class A, B, and E shares of the MFS Value Portfolio returned -7.31%, -7.37%, and -7.37%, respectively, compared to its benchmark, the Russell 1000 Value Index1, which returned -5.12%.

MARKET ENVIRONMENT/CONDITIONS

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009 and early 2010. This recovery in global activity has been led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

Late in the period, though, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused most asset prices to retrench significantly, as many questioned the durability of the global recovery.

PORTFOLIO REVIEW/CURRENT POSITIONING

Stock selection in the financial services sector was the principal detractor from the Portfolio’s performance relative to the Russell 1000 Value Index. Our overweighted positions in poor-performing financial services firms Goldman Sachs Group, State Street Corp., and Bank of New York Mellon hindered relative results. Not owning financial services provider Citigroup, which outperformed the benchmark over the reporting period, also held back relative returns.

A number of securities in other sectors that had a negative effect on relative performance included integrated oil company Total, offshore drilling contractor Transocean, and oil and gas exploration and production company Apache Corp. Elsewhere, our ownership in shares of medical device maker Medtronic and pharmaceutical and medical products maker Abbott Laboratories, and not owning strong-performing aerospace company Boeing, also hurt relative results.

During the reporting period, the Portfolio’s currency exposure detracted from relative returns. MFS’ investment decisions are generally driven by the fundamentals of each individual opportunity and as such, it is not unusual for our Portfolios to have different currency exposures than the benchmark.

Top relative contributors during the reporting period included paint manufacturer Sherwin-Williams, auto parts retailer Advance Auto Parts, insurance company Prudential Financial, and athletic shoes and apparel manufacturer Nike. The Portfolio’s underweighted position in integrated oil and gas company Exxon Mobil, and overweight in global security company Northrop Grumman Corp., also benefited relative returns. In addition, our ownership in shares of defense contractor Lockheed Martin and toy maker Hasbro, and not holding oil and gas company Anadarko Petroleum and telecommunications services provider Verizon Communications, helped relative performance.

From a positioning standpoint, our decreased weighting to the Energy sector was the most significant absolute change in our Portfolio exposures over the last six months as we reduced our weighting to integrated and independent energy companies while slightly increasing our oil services holdings. We also decreased our overall exposure to the Retailing sector (food & drug stores) and to the Utilities & Communications sector (electric power). In contrast, we increased our Special Products & Services exposure over the last six months, mostly in the business services industry. Additionally, we raised our weightings in Technology (network and telecom) and Financial Services (major banks). As of June 30, 2010, the Portfolio had it largest underweight positions within Financial Services, Utilities & Communications and Leisure while having our largest overweight positions within Industrial Goods & Services, Special Products & Services and Consumer Staples.

Steven R. Gorham

Nevin P. Chitkara

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

MFS Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2010

	6 Months	1 Year	5 Year	10 Year	Since Inception[2]
MFS Value Portfolio
Class A	-7.31	9.74	0.76	4.00	—
Class B	-7.37	9.57	—	—	-10.47
Class E	-7.37	9.65	—	—	- 10.40
Russell 1000 Value Index	-5.12	16.92	-1.64	2.38	—

1 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values.

2 Inception dates of the Class A, Class B, and Class E shares are 7/20/98, 4/28/08 and 4/28/08, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may flucuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2010

Top Holdings

% of Net Assets
Lockheed Martin Corp.	4.3
AT&T, Inc.	3.4
Philip Morris International, Inc.	3.0
The Goldman Sachs Group, Inc.	3.0
Johnson & Johnson	3.0
The Bank of New York Mellon Corp.	2.7
JPMorgan Chase & Co.	2.5
United Technologies Corp.	2.2
Chevron Corp.	2.1
Accenture plc	2.1

Top Sectors

% of Net Assets
Financials	21.1
Industrials	13.0
Consumer Staples	12.2
Health Care	11.7
Energy	11.7
Information Technology	9.0
Consumer Discretionary	8.3
Telecommunications	5.0
Utilities	4.6
Materials	2.0

MSF-2

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 through June 30, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period* January 1,2010 to June 30, 2010
Class A(a)	Actual	0.63%	$1,000.00	$926.87	$3.01
	Hypothetical	0.63%	$1,000.00	$1,021.63	$3.16

Class B(a)	Actual	0.88%	$1,000.00	$926.34	$4.20
	Hypothetical	0.88%	$1,000.00	$1,020.37	$4.41

Class E(a)	Actual	0.78%	$1,000.00	$926.35	$3.73
	Hypothetical	0.78%	$1,000.00	$1,020.87	$3.91

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—98.4% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—9.5%
Honeywell International, Inc.	504,151	$19,677,013
Lockheed Martin Corp.	1,075,700	80,139,650
Northrop Grumman Corp.	686,329	37,363,751
United Technologies Corp.	634,964	41,215,513

		178,395,927

Auto Components—0.3%
Johnson Controls, Inc.	226,831	6,094,949

Beverages—2.4%
Diageo plc (GBP)	1,624,843	25,469,970
PepsiCo., Inc.	332,428	20,261,487

		45,731,457

Capital Markets—6.7%
State Street Corp.	580,784	19,642,115
The Bank of New York Mellon Corp.	2,069,971	51,107,584
The Goldman Sachs Group, Inc.	428,313	56,224,647

		126,974,346

Chemicals—2.0%
Air Products & Chemicals, Inc.	272,922	17,688,075
PPG Industries, Inc.	322,450	19,479,204

		37,167,279

Commercial Banks—3.2%
PNC Financial Services Group, Inc.	393,868	22,253,542
Regions Financial Corp. (a)	397,463	2,615,306
Wells Fargo & Co.	1,403,648	35,933,389

		60,802,237

Communications Equipment—0.4%
Cisco Systems, Inc. (b)	396,670	8,453,038

Computers & Peripherals—0.3%
Hewlett-Packard Co.	142,151	6,152,295

Diversified Consumer Services—0.1%
Apollo Group, Inc. (Class A) (a) (b)	56,166	2,385,370

Diversified Financial Services—4.4%
Bank of America Corp.	2,438,168	35,036,474
JPMorgan Chase & Co.	1,304,881	47,771,694

		82,808,168

Diversified Telecommunication Services—3.4%
AT&T, Inc.	2,627,861	63,567,958

Electric Utilities—1.4%
Entergy Corp.	103,338	7,401,067
NextEra Energy, Inc.	191,780	9,351,193
PPL Corp.	359,246	8,963,188

		25,715,448

Security Description	Shares	Value*

Energy Equipment & Services—1.6%
National Oilwell Varco, Inc.	396,068	$13,097,969
Noble Corp.	240,990	7,449,001
Transocean, Ltd. (b)	196,273	9,093,328

		29,640,298

Food & Staples Retailing—1.7%
CVS Caremark Corp.	404,834	11,869,733
Wal-Mart Stores, Inc.	248,239	11,932,849
Walgreen Co.	285,900	7,633,530

		31,436,112

Food Products—3.7%
General Mills, Inc.	458,356	16,280,805
Kellogg Co.	382,157	19,222,497
Nestle S.A. (CHF)	534,728	25,807,795
The J. M. Smucker Co.	145,436	8,758,156

		70,069,253

Health Care Equipment & Supplies—2.8%
Becton, Dickinson & Co.	248,114	16,777,469
Medtronic, Inc.	660,050	23,940,014
St. Jude Medical, Inc. (b)	311,182	11,230,558

		51,948,041

Hotels, Restaurants & Leisure—0.3%
McDonald’s Corp.	86,840	5,720,151

Household Durables—0.9%
Pulte Group, Inc. (a) (b)	705,230	5,839,304
Stanley Black & Decker, Inc.	226,211	11,428,180

		17,267,484

Household Products—0.8%
The Procter & Gamble Co.	264,292	15,852,234

Industrial Conglomerates—1.2%
3M Co.	290,498	22,946,437

Insurance—6.8%
ACE, Ltd.	107,413	5,529,621
AON Corp.	420,449	15,607,067
Chubb Corp.	487,414	24,375,574
Prudential Financial, Inc.	621,402	33,344,431
The Allstate Corp.	649,391	18,657,004
The Travelers Cos., Inc.	623,085	30,686,936

		128,200,633

IT Services—5.1%
Accenture plc	1,005,349	38,856,739
International Business Machines Corp.	280,431	34,627,620
MasterCard, Inc.	57,153	11,403,738
The Western Union Co.	712,661	10,625,775

		95,513,872

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Leisure Equipment & Products—0.5%
Hasbro, Inc. (a)	241,651	$9,931,856

Life Sciences Tools & Services—0.9%
Thermo Fisher Scientific, Inc. (b)	147,598	7,239,682
Waters Corp. (b)	154,953	10,025,459

		17,265,141

Machinery—1.2%
Danaher Corp. (a)	270,522	10,041,777
Eaton Corp.	181,196	11,857,466

		21,899,243

Media—2.6%
Omnicom Group, Inc.	595,277	20,418,001
The Walt Disney Co.	920,620	28,999,530

		49,417,531

Multi-Utilities—3.1%
CenterPoint Energy, Inc.	122,850	1,616,706
Dominion Resources, Inc.	625,289	24,223,696
PG&E Corp.	442,167	18,173,063
Public Service Enterprise Group, Inc.	451,921	14,158,685

		58,172,150

Oil, Gas & Consumable Fuels—10.1%
Apache Corp.	308,729	25,991,895
Chevron Corp.	585,951	39,762,635
Devon Energy Corp.	230,182	14,022,687
EOG Resources, Inc.	169,220	16,646,171
Exxon Mobil Corp. (a)	525,643	29,998,446
Hess Corp.	448,664	22,585,746
Occidental Petroleum Corp.	170,032	13,117,969
Total S.A. (ADR)	619,059	27,634,794

		189,760,343

Pharmaceuticals—8.1%
Abbott Laboratories	813,626	38,061,424
GlaxoSmithKline plc (GBP)	478,418	8,111,084
Johnson & Johnson	944,541	55,784,591
Merck & Co., Inc.	270,847	9,471,520
Pfizer, Inc.	2,376,901	33,894,608
Roche Holding AG (CHF)	45,524	6,253,261

		151,576,488

Professional Services—0.6%
Dun & Bradstreet Corp.	166,833	11,197,831

Road & Rail—0.5%
Canadian National Railway Co.	167,715	9,623,487

Semiconductors & Semiconductor Equipment—1.4%
Intel Corp.	1,399,667	27,223,523

Security Description	Shares	Value*

Software—1.7%
Oracle Corp.	1,463,276	$31,401,903

Specialty Retail—2.4%
Advance Auto Parts, Inc.	257,232	12,907,902
Home Depot, Inc.	187,234	5,255,658
Staples, Inc.	340,330	6,483,287
The Sherwin-Williams Co. (a)	283,534	19,617,717

		44,264,564

Textiles, Apparel & Luxury Goods—1.1%
Nike, Inc. (a)	310,896	21,001,025

Tobacco—3.6%
Altria Group, Inc.	518,476	10,390,259
Philip Morris International, Inc.	1,233,817	56,558,171

		66,948,430

Wireless Telecommunication Services—1.6%
Vodafone Group plc (GBP)	14,299,372	29,643,319

Total Common Stock (Identified Cost $1,780,684,875)		1,852,169,821

Convertible Preferred Stock—0.2%

Electric Utilities—0.2%
PPL Corp.	63,870	3,311,021

Total Convertible Preferred Stock (Identified Cost $3,193,500)		3,311,021

Short Term Investments—3.8%
Security Description	Shares/Par Amount	Value*

Commercial Paper—1.3%
Citigroup Funding, Inc. 0.020%, 07/01/10	$25,764,000	25,764,000

Mutual Funds—2.5%
State Street Navigator Securities Lending Prime Portfolio (c)	46,590,198	46,590,198

Total Short Term Investments (Identified Cost $72,354,198)		72,354,198

Total Investments—102.4% (Identified Cost $1,856,232,573) (d)		1,927,835,040
Liabilities in excess of other assets		(45,672,937)

Net Assets—100.0%		$1,882,162,103

(a)	All or a portion of the security was on loan. As of June 30, 2010, the market value of securities loaned was $ 44,986,076 and the collateral received consisted of cash in the amount of $ 46,590,198. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2010 was $1,856,232,573 and the composition of unrealized appreciation and depreciation of investment securities was $151,398,163 and $(79,795,696), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(CHF)—	Swiss Franc
(GBP)—	British Pound

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between level 1 and level 2 deemed significant (greater than 10% of total assets), if any, will be disclosed following the valuation table below. For the period ended June 30, 2010, there were no transfers between levels 1 and 2. For information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value of the Portfolio’s investments as of June 30, 2010:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$178,395,927	$—	$—	$178,395,927
Auto Components	6,094,949	—	—	6,094,949
Beverages	20,261,487	25,469,970	—	45,731,457
Capital Markets	126,974,346	—	—	126,974,346
Chemicals	37,167,279	—	—	37,167,279
Commercial Banks	60,802,237	—	—	60,802,237
Communications Equipment	8,453,038	—	—	8,453,038
Computers & Peripherals	6,152,295	—	—	6,152,295
Diversified Consumer Services	2,385,370	—	—	2,385,370
Diversified Financial Services	82,808,168	—	—	82,808,168
Diversified Telecommunication Services	63,567,958	—	—	63,567,958
Electric Utilities	25,715,448	—	—	25,715,448
Energy Equipment & Services	29,640,298	—	—	29,640,298
Food & Staples Retailing	31,436,112	—	—	31,436,112
Food Products	44,261,458	25,807,795	—	70,069,253
Health Care Equipment & Supplies	51,948,041	—	—	51,948,041
Hotels, Restaurants & Leisure	5,720,151	—	—	5,720,151
Household Durables	17,267,484	—	—	17,267,484
Household Products	15,852,234	—	—	15,852,234
Industrial Conglomerates	22,946,437	—	—	22,946,437
Insurance	128,200,633	—	—	128,200,633
IT Services	95,513,872	—	—	95,513,872
Leisure Equipment & Products	9,931,856	—	—	9,931,856
Life Sciences Tools & Services	17,265,141	—	—	17,265,141
Machinery	21,899,243	—	—	21,899,243

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

VALUATION INPUTS—(Continued)

Description	Level 1	Level 2	Level 3	Total
Media	$49,417,531	$—	$—	$49,417,531
Multi-Utilities	58,172,150	—	—	58,172,150
Oil, Gas & Consumable Fuels	189,760,343	—	—	189,760,343
Pharmaceuticals	137,212,143	14,364,345	—	151,576,488
Professional Services	11,197,831	—	—	11,197,831
Road & Rail	9,623,487	—	—	9,623,487
Semiconductors & Semiconductor Equipment	27,223,523	—	—	27,223,523
Software	31,401,903	—	—	31,401,903
Specialty Retail	44,264,564	—	—	44,264,564
Textiles, Apparel & Luxury Goods	21,001,025	—	—	21,001,025
Tobacco	66,948,430	—	—	66,948,430
Wireless Telecommunication Services	—	29,643,319	—	29,643,319
Total Common Stock	1,756,884,392	95,285,429	—	1,852,169,821
Convertible Preferred Stock
Electric Utilities	3,311,021	—	—	3,311,021
Short Term Investments
Commercial Paper	—	25,764,000	—	25,764,000
Mutual Funds	46,590,198	—	—	46,590,198
Total Short Term Investments	46,590,198	25,764,000	—	72,354,198
Total Investments	$1,806,785,611	$121,049,429	$—	$1,927,835,040

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Statement of Assets & Liabilities

June 30, 2010 (Unaudited)

Assets
Investments at value (a) (b)		$1,927,835,040
Cash		189
Receivable for:
Securities sold		5,761,264
Fund shares sold		870,463
Accrued interest and dividends		3,582,492
Foreign taxes		442,643

Total Assets		1,938,492,091
Liabilities
Payable for:
Securities purchased	$8,027,669
Fund shares redeemed	572,577
Foreign taxes	6,329
Collateral for securities loaned	46,590,198
Accrued expenses:
Management fees	977,394
Distribution and service fees	39,595
Deferred directors’ fees	8,168
Other expenses	108,058

Total Liabilities		56,329,988

Net Assets		$1,882,162,103

Net assets consists of:
Paid in surplus		$1,883,325,499
Undistributed net investment income		18,723,894
Accumulated net realized losses		(91,514,482)
Unrealized appreciation on investments and foreign currency transactions		71,627,192

Net Assets		$1,882,162,103

Net Assets
Class A		$1,667,918,181
Class B		151,113,160
Class E		63,130,762

Capital Shares (Authorized) Outstanding
Class A (232,000,000)		162,872,375
Class B (25,000,000)		14,832,394
Class E (15,000,000)		6,187,701

Net Asset Value, Offering and Redemption Price Per Share
Class A		$10.24
Class B		10.19
Class E		10.20

(a)	Identified cost of investments was $1,856,232,573.
(b)	Includes securities on loan with a value of $44,986,076.

Statement of Operations

Six months ended June 30, 2010 (Unaudited)

Investment Income
Dividends (a)		$25,591,101
Interest (b)		40,553

		25,631,654
Expenses
Management fees	$7,329,071
Distribution and service fees—Class B	188,932
Distribution and service fees—Class E	52,613
Directors’ fees and expenses	19,795
Custodian and accounting	105,269
Audit and tax services	16,500
Legal	2,824
Shareholder reporting	87,359
Insurance	19,266
Miscellaneous	9,946

Total Expenses	7,831,575
Less broker commission recapture	(50,203)
Management fee waivers	(1,084,530)	6,696,842

Net Investment Income		18,934,812

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	1,102,879
Futures contracts	331,977
Foreign currency transactions	(127,902)	1,306,954

Net change in unrealized appreciation (depreciation) on:
Investments	(161,213,152)
Foreign currency transactions	42,038	(161,171,114)

Net realized and unrealized loss		(159,864,160)

Net Decrease in Net Assets From Operations		$(140,929,348)

(a)	Net of foreign taxes of $257,919.
(b)	Includes income on securities loaned of $22,769.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$18,934,812	$30,338,468
Net realized gain (loss)	1,306,954	(71,332,595)
Net change in unrealized appreciation (depreciation)	(161,171,114)	436,966,460

Increase (decrease) in net assets from operations	(140,929,348)	395,972,333

From Distributions to Shareholders
Net investment income
Class A	(27,704,050)	0
Class B	(1,901,648)	0
Class E	(931,663)	0

Total distributions	(30,537,361)	0

Increase (decrease) in net assets from capital share transactions	(40,688,529)	1,110,506,050

Total increase (decrease) in net assets	(212,155,238)	1,506,478,383

Net Assets
Beginning of the period	2,094,317,341	587,838,958

End of the period	$1,882,162,103	$2,094,317,341

Undistributed Net Investment Income
End of the period	$18,723,894	$30,326,443

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	10,240,768	$115,399,238	129,781,088	$1,169,675,726
Reinvestments	2,339,869	27,704,050	0	0
Redemptions	(17,271,320)	(199,814,966)	(7,465,707)	(72,795,361)

Net increase (decrease)	(4,690,683)	$(56,711,678)	122,315,381	$1,096,880,365

Class B
Sales	2,092,553	$23,148,685	3,400,685	$32,342,822
Reinvestments	161,293	1,901,648	0	0
Redemptions	(497,016)	(5,556,908)	(1,263,738)	(11,402,360)

Net increase	1,756,830	$19,493,425	2,136,947	$20,940,462

Class E
Sales	288,051	$3,202,212	613,501	$5,768,683
Reinvestments	78,955	931,663	0	0
Redemptions	(679,334)	(7,604,151)	(1,419,174)	(13,083,460)

Net decrease	(312,328)	$(3,470,276)	(805,673)	$(7,314,777)

Increase (decrease) derived from capital share transactions		$(40,688,529)		$1,110,506,050

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Financial Highlights (Unaudited)

Selected per share data	Class A
	Six months ended June 30, 2010		Year ended December 31,
			2009		2008	2007		2006	2005
Net Asset Value, Beginning of Period	$11.20		$9.27		$15.04	$14.24		$12.44	$12.32

Income (Loss) From Investment Operations
Net investment income	0.10	(a)	0.21	(a)	0.24 (a)	0.21	(a)	0.20 (a)	0.17 (a)
Net realized and unrealized gain (loss) on investments	(0.90)		1.72		(4.77)	0.87		2.45	0.63

Total from investment operations	(0.80)		1.93		(4.53)	1.08		2.65	0.80

Less Distributions
Distributions from net investment income	(0.16)		0.00		(0.25)	(0.00	)(b)	(0.18)	(0.15)
Distributions from net realized capital gains	0.00		0.00		(0.99)	(0.28)		(0.67)	(0.53)

Total distributions	(0.16)		0.00		(1.24)	(0.28)		(0.85)	(0.68)

Net Asset Value, End of Period	$10.24		$11.20		$9.27	$15.04		$14.24	$12.44

Total Return (%)	(7.31	)(c)	20.82		(32.53)	7.64		21.33	6.44

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	(d)	0.74		0.80	0.88		1.02	1.00
Net ratio of expenses to average net assets (%) (e)	0.62	(d)	0.65		0.74	0.87		1.00	0.99
Ratio of net investment income to average net assets (%)	1.83	(d)	2.17		2.15	1.42		1.46	1.36
Portfolio turnover rate (%)	30	(d)	26		34	25		39	23
Net assets, end of period (in millions)	$1,667.92		$1,876.28		$419.29	$142.82		$108.12	$78.66

	Class B
	Six months ended June 30, 2010		Year ended December 31,
			2009		2008(f)
Net Asset Value, Beginning of Period	$11.13		$9.24		$13.12

Income (Loss) From Investment Operations
Net investment income	0.09	(a)	0.18	(a)	0.15	(a)
Net realized and unrealized gain (loss) on investments	(0.89)		1.71		(4.03)

Total from investment operations	(0.80)		1.89		(3.88)

Less Distributions
Distributions from net investment income	(0.14)		0.00		0.00

Total distributions	(0.14)		0.00		0.00

Net Asset Value, End of Period	$10.19		$11.13		$9.24

Total Return (%)	(7.37	)(c)	20.59		(29.65	)(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	(d)	0.99		1.05	(d)
Net ratio of expenses to average net assets (%) (e)	0.87	(d)	0.90		0.99	(d)
Ratio of net investment income to average net assets (%)	1.60	(d)	1.92		1.97	(d)
Portfolio turnover rate (%)	30	(d)	26		34
Net assets, end of period (in millions)	$151.11		$145.56		$101.03

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six months ended June 30, 2010		Year ended December 31,
			2009		2008(f)
Net Asset Value, Beginning of Period	$11.15		$9.24		$13.12

Income (Loss) From Investment Operations
Net investment income	0.09	(a)	0.19	(a)	0.16	(a)
Net realized and unrealized gain (loss) on investments	(0.89)		1.72		(4.04)

Total from investment operations	(0.80)		1.91		(3.88)

Less Distributions
Distributions from net investment income	(0.15)		0.00		0.00

Total distributions	(0.15)		0.00		0.00

Net Asset Value, End of Period	$10.20		$11.15		$9.24

Total Return (%)	(7.37	)(c)	20.67		(29.57	)(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	(d)	0.89		0.95	(d)
Net ratio of expenses to average net assets (%) (e)	0.77	(d)	0.80		0.89	(d)
Ratio of net investment income to average net assets (%)	1.69	(d)	2.03		2.06	(d)
Portfolio turnover rate (%)	30	(d)	26		34
Net assets, end of period (in millions)	$63.13		$72.48		$67.52

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Distributions from net investment income were less than $0.01.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Net ratio of expenses to average net assets includes the effect of management fee waivers and broker commission recapture credits as detailed in the Notes to Financial Statements.
(f)	Commencement of operations was April 28, 2008.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The MFS Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the

MSF-12

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Financial futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”).

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, post October loss deferral and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through

MSF-13

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2010	% per Annum	Average Daily Net Assets
$7,329,071	0.750%	Of the first $250 million
	0.700%	Of the next $2.25 billion
	0.675%	Of the next $2.5 billion
	0.650%	On amounts in excess of $5 billion

MSF-14

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Massachusetts Financial Services Co. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2010 to April 30, 2011, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per Annum Reduction	Average Daily Net Assets
0.100%	On the first $250 million
0.050%	On the next $1.0 billion
0.100%	On the next $250 million
0.200%	On the next $1.0 billion
0.175%	On the next $2.5 billion
0.150%	On amounts in excess of $5.0 billion

An identical expense agreement was in place for the period May 1, 2009 through April 30, 2010. Amounts waived for the six months ended June 30, 2010 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife Advisers is an affiliate of MetLife and MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2010 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$532,757,115	$0	$524,953,041

MSF-15

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

5.	DERIVATIVE INSTRUMENTS

Authoritative accounting guidance requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Future contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the six months ended June 30, 2010, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 27 through April 29, 2010, the Portfolio had $113,943,594 in equity index futures contracts exposure. At June 30, 2010, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2010, the Portfolio had realized gains in the amount of $331,977 which is shown under net realized gain (loss) on futures contracts in the Statement of Operations.

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts it’s exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades.

The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

8.	INCOME TAX INFORMATION

The tax character of distributions paid for the years ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Capital Gain		Total
2009	2008	2009	2008	2009	2008
$—	$3,322,237	$—	$8,602,342	$—	$11,924,579

MSF-16

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$30,338,112	$—	$213,799,791	$(71,607,849)	$172,530,054

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future realized capital gains. As of December 31, 2009, the Portfolio had $71,607,849 in capital loss carryforwards expiring on December 31, 2017.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$(2,222,666)

9.	RECENT ACCOUNTING PRONOUNCEMENT

The Portfolio adopted Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”, effective March 31, 2010. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

10.	SUBSEQUENT EVENTS

Management completed an evaluation of the impact of all subsequent events on the Portfolio’s financial statements and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

MSF-17

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-18

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2010, the Class A, B, E and G shares of the Morgan Stanley EAFE Index Portfolio returned -13.72%, -13.85%, -13.80%, and -13.88%, respectively, compared to its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index1, which returned -13.23%.

MARKET ENVIRONMENT/CONDITIONS

During the first quarter, the MSCI EAFE Index rallied 0.9% before declining 14.0% in the second quarter. The negative return in the second quarter was primarily due to concerns that the economic recovery was proceeding slower than expected and fears that Europe’s sovereign debt crisis would continue to spread and lead to another global recession. Financial markets remained quite strained and credit conditions continued to be tight. Additionally, economic data, including persistent high unemployment and constrained consumer spending, suggested weakness in the global economy.

Some of the factors that drove the foreign equity markets included geopolitical concerns, energy prices, foreign exchange rates, corporate earnings, and global unemployment rates.

Only two of the twenty-two countries comprising the MSCI EAFE Index experienced positive returns for the first six months of 2010. Denmark (0.9% beginning weight in the benchmark), up 4.1%, was the best-performing country, providing the largest positive impact on the benchmark’s six-month return. The second best-performing country was Sweden (2.5% beginning weight), up 0.6%. Greece (0.5% beginning weight), down 48.2%, was the worst-performing country. The next two worst-performing countries were Spain (4.6% beginning weight), down 32.6%; and Italy (3.5% beginning weight), down 26.7%. The country with the largest negative impact on the six-month benchmark return was the United Kingdom (21.6% beginning weight), down 14.2%.

The stocks with the largest positive impact on the benchmark return for the first half of the year were Novo Nordisk A/S, up 29.1%; Nintendo, up 28.5%; and Ericsson, up 24.6%. The stocks with the largest negative impact were BP plc, down 50.4%; Banco Santander S.A., down 33.1%; and Total S.A., down 27.8%.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio is managed utilizing a stratified sampling strategy versus the MSCI EAFE Index. This strategy seeks to replicate the performance of the MSCI EAFE Index by owning a subset of Index constituents and neutralizing exposures across countries. The Portfolio is periodically rebalanced for compositional changes in the MSCI EAFE Index. Factors that can cause tracking error include sampling, fair value pricing, transaction costs, cash drag, securities lending, NAV rounding, contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2010

	6 Months	1 Year	5 Year	10 Year	Since Inception[2]
Morgan Stanley EAFE Index Portfolio
Class A	-13.72	4.76	0.64	-0.26	—
Class B	-13.85	4.39	0.38	—	0.66
Class E	-13.80	4.54	0.48	—	1.56
Class G	-13.88	4.43	—	—	17.45
MSCI EAFE Index	-13.23	5.92	0.88	0.16	—

1 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The index returns shown were calculated with net dividends; they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception dates of the Class A, Class B, Class E and Class G shares are 11/9/98, 1/2/01, 5/1/01 and 4/28/09, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2010

Top Holdings

% of Net Assets
iShares MSCI EAFE Index Fund	3.7
Nestle S.A.	1.8
HSBC Holdings plc	1.7
Vodafone Group plc	1.2
BHP Billiton, Ltd.	1.1
Novartis AG	1.1
Roche Holding AG	1.1
Toyota Motor Corp.	1.0
Total S.A.	1.0
Royal Dutch Shell plc (Class A)	1.0

Top Countries

% of Net Assets
Japan	21.9
United Kingdom	20.0
France	8.8
Australia	7.7
Switzerland	7.6
Germany	7.4
United States	5.2
Spain	3.3
Netherlands	2.7
Sweden	2.7

MSF-2

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 through June 30, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Morgan Stanley EAFE Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses paid during period* January 1, 2010 to June 30, 2010
Class A(a)	Actual	0.41%	$1,000.00	$862.81	$1.89
	Hypothetical	0.41%	$1,000.00	$1,022.73	$2.06

Class B(a)	Actual	0.66%	$1,000.00	$861.46	$3.05
	Hypothetical	0.66%	$1,000.00	$1,021.48	$3.31

Class E(a)	Actual	0.56%	$1,000.00	$862.03	$2.59
	Hypothetical	0.56%	$1,000.00	$1,021.98	$2.81

Class G(a)	Actual	0.71%	$1,000.00	$861.18	$3.28
	Hypothetical	0.71%	$1,000.00	$1,021.23	$3.56

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—94.4% of Net Assets

Security Description	Shares	Value*

Australia—7.7%
AGL Energy, Ltd.	27,513	$340,002
Alumina, Ltd.	143,169	182,047
Amcor, Ltd.	82,560	441,365
AMP, Ltd.	133,697	583,343
Aristocrat Leisure, Ltd. (a)	26,879	82,408
Arrow Energy, Ltd. (a) (b)	40,449	165,116
Asciano Group	176,800	239,426
ASX, Ltd.	11,184	273,814
Australia & New Zealand Banking Group, Ltd.	169,628	3,055,675
AXA Asia Pacific Holdings, Ltd.	68,772	316,033
Bendigo Bank, Ltd.	23,062	158,183
BGP Holdings plc (c)	713,624	0
BHP Billiton, Ltd.	224,580	7,008,469
Billabong International, Ltd. (a)	13,968	102,073
BlueScope Steel, Ltd.	108,435	189,548
Boral, Ltd.	33,631	135,658
Brambles, Ltd.	89,667	410,204
CFS Retail Property Trust (REIT) (a)	151,292	240,560
Coca-Cola Amatil, Ltd.	42,510	427,206
Cochlear, Ltd.	4,633	289,593
Commonwealth Bank of Australia	101,948	4,146,245
Computershare, Ltd.	29,681	263,497
Crown, Ltd.	29,464	191,628
CSL, Ltd.	38,661	1,058,044
CSR, Ltd. (a)	108,743	153,034
DB RREEF Trust (REIT)	280,990	181,539
Fairfax Media, Ltd.	150,980	166,278
Fortescue Metals Group, Ltd. (b)	82,630	282,688
Foster’s Group, Ltd.	131,472	624,113
Goodman Fielder, Ltd. (a)	86,233	97,567
Goodman Group (REIT)	413,385	218,705
GPT Group (REIT)	146,286	344,637
Harvey Norman Holdings, Ltd. (a)	35,397	98,190
Incitec Pivot, Ltd.	104,676	238,152
Insurance Australia Group, Ltd.	133,405	380,804
Leighton Holdings, Ltd. (a)	9,786	236,642
Lend Lease Corp., Ltd.	37,629	230,493
Macquarie Group, Ltd.	21,716	670,590
Macquarie Infrastructure Group	183,237	159,894
MAp Group	50,188	113,057
Metcash, Ltd.	49,589	175,063
Mirvac Group (REIT)	174,584	191,788
National Australia Bank, Ltd.	141,946	2,751,306
Newcrest Mining, Ltd.	34,150	1,007,832
OneSteel, Ltd.	95,679	237,726
Orica, Ltd.	24,272	512,752
Origin Energy, Ltd.	62,078	778,241
Oxiana, Ltd.	189,734	152,192
Paladin Energy, Ltd. (a) (b)	39,416	118,165
Qantas Airways, Ltd.	98,431	181,318
QBE Insurance Group, Ltd.	71,109	1,085,887
Rio Tinto, Ltd.	28,998	1,611,556
Santos, Ltd.	55,596	585,599
Sims Group, Ltd.	9,738	139,127
Sonic Healthcare, Ltd.	24,290	212,313
Stockland (REIT)	170,116	530,379
Suncorp-Metway, Ltd.	85,502	575,861

Security Description	Shares	Value*

Australia—(Continued)
TABCORP Holdings, Ltd. (a)	39,512	$210,016
Tattersall’s, Ltd.	76,330	143,381
Telstra Corp., Ltd.	286,849	783,204
Toll Holdings, Ltd.	41,980	192,360
Transurban Group	94,803	337,451
Wesfarmers, Ltd.	66,995	1,609,525
Wesfarmers, Ltd. (Price Protected Shares) (b)	11,090	267,818
Westfield Group (REIT)	147,020	1,501,554
Westpac Banking Corp.	199,268	3,531,058
Woodside Petroleum, Ltd.	36,229	1,267,985
Woolworths, Ltd.	83,110	1,890,556
WorleyParsoms, Ltd.	12,991	240,872

		47,319,405

Austria—0.3%
Erste Bank der oesterreichischen Sparkassen AG	12,016	382,910
IMMOEAST AG (b) (d)	27,192	0
IMMOFINANZ AG	66,338	171,074
OMV AG	11,840	357,438
Raiffeisen International Bank Holding AG (a)	3,451	131,745
Telekom Austria AG	22,221	247,417
Verbund-Oesterreichische Elektrizitaetswirtschafts AG (Class A) (a)	5,457	167,432
Voestalpine AG	7,335	201,098
Wiener Staedtische Versicherung AG	2,911	121,580

		1,780,694

Belgium—0.9%
Anheuser-Busch InBev NV	48,418	2,329,609
Anheuser-Busch InBev NV (VVPR Strip) (b)	17,553	66
Belgacom S.A.	10,680	336,769
Colruyt S.A.	1,086	255,840
Delhaize Group	6,756	490,007
Dexia S.A.	33,984	118,589
Fortis	175,492	392,610
Fortis Bank S.A. (b)	5	212
Groupe Bruxelles Lambert S.A.	5,116	355,945
KBC Groep NV	10,239	393,384
Mobistar S.A.	1,944	102,984
Solvay S.A.	4,497	384,631
UCB S.A.	6,793	213,176
Umicore S.A.	7,299	211,556

		5,585,378

Bermuda—0.4%
Cheung Kong Infrastructure Holdings, Ltd. (HKD)	33,000	122,386
Esprit Holdings, Ltd. (HKD)	77,978	421,498
Kerry Properties, Ltd. (HKD)	46,500	199,286
Li & Fung, Ltd. (HKD)	150,800	676,959
Noble Group, Ltd. (SGD)	200,909	243,152
NWS Holdings, Ltd. (HKD)	62,000	110,959
Orient Overseas International, Ltd. (HKD)	16,500	116,818
SeaDrill, Ltd. (NOK) (a)	18,268	328,603
Shangri-La Asia, Ltd. (HKD) (a)	101,114	188,390
Yue Yuen Industrial Holdings, Ltd. (HKD) (a)	50,500	156,563

		2,564,614

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Cayman Islands—0.1%
ASM Pacific Technology, Ltd. (HKD) (a)	14,200	$110,411
Foxconn International Holdings, Ltd. (HKD) (a) (b)	152,000	98,493
Sands China, Ltd. (HKD) (a) (b)	130,800	191,995
Wynn Macau, Ltd. (HKD) (b)	104,000	170,136

		571,035

Cyprus—0.0%
Bank of Cyprus Public Co., Ltd.	52,716	211,609

Denmark—1.0%
AP Moller-Maersk A/S (Series A)	35	266,927
AP Moller-Maersk A/S (Series B)	87	683,285
Carlsberg A/S (Class B) (a)	7,030	535,369
Coloplast A/S	1,846	183,548
Danske Bank A/S	29,850	574,234
DSV A/S (a)	12,153	174,665
Novo Nordisk A/S (a)	28,996	2,342,905
Novozymes A/S (Series B) (a)	3,213	341,592
TrygVesta A/S	1,756	92,478
Vestas Wind Systems A/S (b)	13,387	557,403
William Demant Holding (b)	1,624	118,791

		5,871,197

Finland—1.0%
Elisa Oyj	9,437	163,641
Fortum Oyj (a)	29,587	652,426
Kesko Oyj (a)	4,472	145,056
Kone Oyj	10,280	409,439
Metso Oyj (a)	8,217	262,833
Neste Oil Oyj (a)	7,224	105,131
Nokia Oyj	248,617	2,033,431
Nokian Renkaat Oyj (a)	7,322	179,621
Orion Oyj (Series B) (a)	5,820	109,080
Outokumpu Oyj (a)	11,436	172,235
Pohjola Bank plc (a)	9,006	91,837
Rautaruukki Oyj (a)	5,366	78,372
Sampo Oyj	27,863	583,959
Sanoma Oyj (a)	5,245	90,640
Stora Enso Oyj (a)	40,497	290,192
UPM-Kymmene Oyj (a)	32,997	437,968
Wartsila Oyj (a)	5,341	243,711

		6,049,572

France—8.8%
Accor S.A.	9,539	438,802
Aeroports de Paris	2,209	141,013
Air France-KLM	7,711	90,860
Air Liquide S.A.	18,888	1,900,330
Alcatel-Lucent	146,253	373,650
Alstom (a)	14,355	648,418
Atos Origin S.A.	3,177	127,104
AXA S.A.	115,073	1,748,110
BNP Paribas	62,920	3,365,209
Bouygues (a)	15,053	577,542

Security Description	Shares	Value*

France—(Continued)
Bureau Veritas S.A. (b)	4,290	$231,340
Cap Gemini S.A. (a)	9,755	426,912
Carrefour S.A.	42,165	1,667,618
Casino Guichard-Perrachon S.A. (b)	4,291	324,580
Christian Dior S.A.	4,271	406,500
Cie de Saint-Gobain	25,062	926,915
Cie Generale d’Optique Essilor International S.A.	13,981	833,830
Cie Generale de Geophysique-Veritas (b)	8,270	145,499
CNP Assurances	2,630	179,448
Compagnie Générale des Etablissements Michelin (Class B)	9,437	658,930
Credit Agricole S.A. (a)	60,620	621,571
Dassault Systemes S.A. (a)	4,077	247,135
EDF S.A.	17,389	661,932
Eiffage S.A. (a)	2,346	101,439
Eramet	363	89,030
Eurazeo	1,920	110,576
Eutelsat Communications	5,527	184,959
Fonciere Des Regions (a)	1,625	134,590
France Telecom S.A.	123,181	2,129,162
Gaz de France S.A.	82,586	2,340,489
Gecina S.A. (REIT)	1,319	118,028
Groupe Danone	39,009	2,086,650
Groupe Eurotunnel S.A.	31,166	210,985
Hermes International	3,409	453,058
ICADE	2,071	175,003
Imerys S.A. (b)	2,253	114,139
JC Decaux S.A. (a)	4,428	102,742
Klepierre (REIT)	5,150	141,628
L’Oreal S.A.	15,817	1,548,162
Lafarge S.A.	13,215	715,769
Lagardere S.C.A. (a)	8,303	257,699
Legrand S.A. (a)	8,913	263,026
lliad S.A. (a)	1,063	82,591
LVMH Moet Hennessy Louis Vuitton S.A.	16,180	1,765,404
Natixis	61,277	264,047
Neopost S.A.	1,997	144,758
PagesJaunes Groupe (a)	8,750	90,287
Pernod-Ricard S.A. (a)	13,104	1,015,383
Peugoet S.A.	11,483	290,746
Pinault-Printemps-Redoute S.A.	4,886	603,963
Publicis Groupe (a)	7,880	313,768
Renault S.A.	12,949	477,355
Safran S.A.	14,320	397,782
Sanofi-Aventis S.A.	71,461	4,316,530
Schneider Electric S.A.	16,342	1,656,826
Scor SE	11,686	223,735
Societe Television Francaise 1	8,156	106,771
Société BIC S.A.	1,753	124,553
Société Générale	41,784	1,702,570
Sodexho	5,937	329,375
Suez Environnement S.A.	16,270	268,486
Technip S.A.	7,627	434,994
Thales S.A.	6,811	219,305
Total S.A. (a)	141,427	6,304,690

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

France—(Continued)
Unibail-Rodamco (REIT)	6,069	$986,651
Vallourec S.A.	3,983	681,203
Veolia Environnement	23,240	543,742
Vinci S.A.	29,383	1,211,963
Vivendi	81,666	1,654,942

		54,232,802

Germany—7.0%
Adidas AG (a)	13,649	659,914
Allianz SE	30,390	3,022,679
BASF AG (a)	61,036	3,335,498
Bayer AG	54,953	3,071,247
Bayerische Motoren Werke AG (a)	22,590	1,094,470
Beiersdorf AG	6,805	374,707
Celesio AG (a)	5,284	115,221
Commerzbank AG (a)	47,713	333,561
Continental AG	3,414	177,340
Daimler AG	60,394	3,063,310
Deutsche Bank AG (a)	41,579	2,354,743
Deutsche Boerse AG (a)	12,893	784,651
Deutsche Lufthansa AG (a)	17,782	245,426
Deutsche Post AG	56,379	819,210
Deutsche Postbank AG (a)	5,103	147,580
Deutsche Telekom AG	192,618	2,274,436
E.ON AG (a)	120,554	3,250,727
Fraport AG Frankfurt Airport Services (a)	2,305	98,131
Fresenius Medical Care AG (a)	13,746	744,901
Fresenius SE	1,898	126,420
GEA Group AG (a)	10,696	212,832
Hannover Rueckversicherung AG (a)	3,778	163,019
HeidelbergCement AG (a)	9,200	438,935
Henkel AG & Co. KGaA	9,848	402,867
Hochtief AG (a)	2,679	159,470
Infineon Technologies AG (b)	73,323	424,452
K&S AG	11,021	507,827
Linde AG	11,317	1,190,307
MAN AG (a)	6,698	553,123
Merck KGaA (a)	4,173	304,521
Metro AG (a)	8,734	444,778
Müenchener Rüeckversicherungs AG (a)	13,502	1,693,180
Puma AG Rudolf Dassler Sport (a)	354	93,588
RWE AG (a)	28,442	1,856,974
Salzgitter AG	2,440	145,663
SAP AG (a)	58,622	2,608,226
Siemens AG	54,660	4,899,556
ThyssenKrupp AG	22,242	547,289
United Internet AG (a)	8,781	96,716
Volkswagen AG (a)	1,842	156,261
Wacker Chemie AG (a)	978	141,780

		43,135,536

Greece—0.2%
Alpha Bank A.E.	30,854	151,057
Coca-Cola Hellenic Bottling Co. S.A.	13,179	281,659
EFG Eurobank Ergasias S.A.	22,006	97,829
Hellenic Telecommunications Organization S.A.	17,555	132,209

Security Description	Shares	Value*

Greece—(Continued)
National Bank of Greece S.A.	40,080	$437,451
OPAP S.A.	15,100	188,135
Piraeus Bank S.A.	20,149	85,091
Public Power Corp. S.A.	7,040	101,140

		1,474,571

Hong Kong—2.0%
Bank of East Asia, Ltd.	101,720	366,303
BOC Hong Kong Holdings, Ltd.	253,965	577,907
Cathay Pacific Airways, Ltd.	87,000	171,443
Cheung Kong Holdings, Ltd.	93,000	1,073,379
CLP Holdings, Ltd.	129,877	940,316
Hang Lung Group, Ltd.	60,000	319,421
Hang Lung Properties, Ltd.	154,000	593,576
Hang Seng Bank, Ltd. (a)	49,400	660,616
Henderson Land Development Co., Ltd. (a)	73,000	425,278
Hong Kong & China Gas Co. (a)	282,914	701,418
Hong Kong Electric Holdings	93,049	553,797
Hong Kong Exchanges & Clearing, Ltd. (a)	67,500	1,054,229
Hopewell Holdings	50,000	140,630
Hutchison Whampoa, Ltd.	139,000	856,378
Hysan Development Co., Ltd.	45,000	126,812
MTR Corp. (a)	95,000	324,899
New World Development, Ltd. (a)	174,354	281,646
Sino Land Co. (a)	120,000	214,340
Sun Hung Kai Properties, Ltd.	94,000	1,279,201
Swire Pacific, Ltd.	53,817	609,769
The Link (REIT)	148,141	366,510
Wharf Holdings, Ltd.	95,433	466,190
Wheelock & Co., Ltd.	68,000	191,506
Wing Hang Bank, Ltd.	13,500	132,174

		12,427,738

Ireland—0.3%
CRH plc	48,724	1,021,540
Elan Corp. plc	32,780	148,717
Kerry Group plc	9,378	260,214
The Governor & Co. of the Bank of Ireland (b)	227,250	187,177

		1,617,648

Israel—0.8%
Bank Hapoalim B.M.	77,717	279,641
Bank Leumi le-Israel B.M.	89,243	317,534
Bezeq Israeli Telecommunication Corp., Ltd.	135,077	295,972
Cellcom Israel, Ltd.	4,897	122,362
Israel Chemicals, Ltd.	33,468	349,566
NICE Systems, Ltd. (b)	5,581	138,825
Partner Communications Co., Ltd.	8,158	125,626
Teva Pharmaceutical Industries, Ltd.	62,899	3,287,162
The Israel Corp., Ltd.	214	132,698

		5,049,386

Italy—2.6%
A2A S.p.A.	83,970	114,031
Assicuraziono Generali S.p.A.	81,654	1,427,280

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Italy—(Continued)
Atlantia S.p.A.	17,713	$314,553
Banca Monte dei Paschi di Siena S.p.A. (a)	158,272	179,499
Banca Popolare di Milano Scarl	27,586	114,016
Banco Popolare Scarl (a)	42,175	232,162
Enel S.p.A.	439,857	1,863,935
Eni S.p.A.	173,523	3,190,725
Fiat S.p.A.	53,237	548,822
Finmeccanica S.p.A. (b)	28,782	299,175
Intesa Sanpaolo S.p.A.	539,340	1,422,672
Intesa Sanpaolo S.p.A. - RNC	59,735	119,099
Luxottica Group S.p.A.	9,343	225,480
Mediaset S.p.A.	51,298	292,566
Mediobanca S.p.A.	33,548	250,470
Parmalat S.p.A.	110,301	256,665
Prysmian S.p.A.	13,126	188,879
Saipem S.p.A.	19,578	595,989
Snam Rete Gas S.p.A.	90,475	360,284
Telecom Italia S.p.A.	676,598	746,987
Telecom Italia S.p.A.-RNC	396,854	362,242
Terna Rete Elettrica Nazionale S.p.A.	92,170	332,499
UniCredit S.p.A.	1,038,079	2,308,090
Unione di Banche Italiane SCPA	40,784	351,506

		16,097,626

Japan—22.0%
Advantest Corp. (a)	11,800	246,880
Aeon Co., Ltd. (a)	41,000	434,789
Aeon Mall Co., Ltd.	6,200	122,919
Air Water, Inc. (a)	10,000	109,266
Aisin Seiki Co., Ltd.	12,300	332,028
Ajinomoto Co., Inc.	51,000	461,439
Alfresa Holdings Corp. (a)	2,800	134,954
All Nippon Airways Co., Ltd. (a)	59,000	186,526
Amada Co., Ltd.	27,000	177,161
Asahi Breweries, Ltd. (a)	29,600	499,925
Asahi Glass Co., Ltd.	72,000	671,220
Asahi Kasei Corp.	98,000	512,471
Astellas Pharma, Inc.	29,500	985,719
Benesse Corp.	5,000	227,518
Bridgestone Corp.	44,100	698,534
Brother Industries, Ltd. (a)	16,400	170,604
Canon, Inc.	76,100	2,834,838
Casio Computer Co., Ltd. (a)	18,100	108,339
Central Japan Railway Co.	100	822,841
Chubu Electric Power Co., Inc. (a)	44,700	1,107,340
Chugai Pharmaceutical Co., Ltd.	15,100	266,428
Chuo Mitsui Trust Holdings, Inc.	60,262	212,036
Citizen Holdings Co., Ltd.	22,600	137,347
Cosmo Oil Co., Ltd. (a)	43,000	103,282
Credit Saison Co., Ltd. (a)	10,500	108,520
Dai Nippon Printing Co., Ltd. (a)	40,000	461,842
Daicel Chemical Industries, Ltd. (a)	20,000	134,777
Daihatsu Motor Co., Ltd.	14,000	129,854
Daiichi Sankyo Co., Ltd.	44,700	798,720
Daikin Industries, Ltd. (a)	16,800	512,307
Daito Trust Construction Co., Ltd.	5,000	282,417

Security Description	Shares	Value*

Japan—(Continued)
Daiwa House Industry Co., Ltd.	33,000	$297,032
Daiwa Securities Group, Inc.	110,000	462,346
Dena Co., Ltd.	5,700	150,193
Denki Kagaku Kogyo K.K.	35,000	163,116
Denso Corp.	33,200	917,134
Dentsu, Inc. (a)	12,700	334,899
East Japan Railway Co.	22,500	1,498,585
Eisai Co., Ltd. (a)	16,600	548,695
Electric Power Development Co., Ltd. (a)	8,800	279,315
Elpida Memory, Inc. (b)	12,800	197,589
FamilyMart Co., Ltd. (a)	4,300	141,599
Fanuc, Ltd.	12,800	1,434,815
Fast Retailing Co., Ltd.	3,600	542,898
Fuji Electric Holdings Co., Ltd.	42,000	120,011
Fuji Heavy Industries, Ltd. (a)	42,000	224,029
FUJIFILM Holdings Corp.	32,600	936,978
Fujitsu, Ltd.	125,000	784,635
Fukuoka Financial Group, Inc. (a)	53,000	219,632
GS Yuasa Corp. (a)	22,000	143,514
Hankyu Hanshin Holdings, Inc.	76,000	334,134
Hirose Electric Co., Ltd. (a)	2,200	200,695
Hisamitsu Pharmaceutical Co., Inc. (a)	4,700	186,332
Hitachi Chemical Co., Ltd.	7,300	135,410
Hitachi Construction Machinary Co., Ltd. (a)	6,400	118,127
Hitachi Metals, Ltd. (a)	12,000	121,693
Hitachi, Ltd.	300,000	1,087,023
Hokkaido Electric Power Co., Inc. (a)	15,300	329,087
Hokuhoku Financial Group, Inc.	76,000	139,245
Hokuriku Electric Power Co. (a)	12,000	262,813
Honda Motor Co., Ltd.	111,900	3,246,992
Hoya Corp.	30,100	638,599
Ibiden Co., Ltd.	8,100	218,187
Idemitsu Kosan Co., Ltd.	1,600	120,071
Ihi Corp. (a)	99,000	157,964
Inpex Holdings, Inc.	53	294,323
Isetan Mitsukoshi Holdings, Ltd. (a)	22,400	218,206
Isuzu Motors, Ltd.	84,000	250,610
Itochu Corp. (a)	106,000	825,770
J. Front Retailing Co., Ltd.	30,000	144,677
Japan Petroleum Exploration Co.	2,100	85,608
Japan Prime Realty Investment Corp. (REIT)	49	102,882
Japan Real Estate Investment Corp. (REIT)	33	268,906
Japan Retail Fund Investment Corp. (REIT) (a)	96	116,616
Japan Tobacco, Inc.	317	984,667
JFE Holdings, Inc.	32,700	1,008,653
JGC Corp.	13,000	196,910
JS Group Corp.	16,900	322,386
JSR Corp. (a)	11,300	189,308
JTEKT Corp.	12,600	116,090
Jupiter Telecommunications Co., Ltd. (a) (b)	191	181,874
JX Holdings, Inc. (b)	163,300	797,528
Kajima Corp. (a)	59,000	133,019
Kamigumi Co., Ltd.	17,000	130,540
Kaneka Corp.	20,000	115,877
Kansai Paint Co., Ltd.	15,000	128,262
Kao Corp.	36,000	845,562
Kawasaki Heavy Industries, Ltd. (a)	96,000	232,782

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Kawasaki Kisen Kaisha, Ltd. (a)	41,000	$165,752
KDDI Corp.	194	920,738
Keihin Electric Express Railway Co., Ltd. (a)	36,000	317,447
Keio Corp. (a)	45,000	289,557
Keisei Electric Railway Co., Ltd. (a)	19,000	105,744
Keyence Corp.	3,000	689,531
Kikkoman Corp.	11,000	115,188
Kintetsu Corp. (a)	121,120	368,970
Kirin Holdings Co., Ltd.	56,000	704,620
Kobe Steel, Ltd.	177,000	337,701
Koito Manufacturing Co., Ltd.	7,000	102,707
Komatsu, Ltd. (a)	63,200	1,141,060
Konami Corp.	8,300	130,708
Konica Minolta Holdings, Inc.	37,000	355,759
Kubota Corp.	81,000	618,024
Kuraray Co., Ltd.	24,500	285,837
Kurita Water Industries, Ltd. (a)	7,100	193,765
Kyocera Corp. (a)	11,100	895,607
Kyowa Hakko Kogyo Co., Ltd.	20,000	189,808
Kyushu Electric Power Co., Inc. (a)	25,500	571,349
Lawson, Inc.	4,900	213,974
Makita Corp.	9,500	253,213
Marubeni Corp.	112,000	573,222
Marui Group Co., Ltd. (a)	16,400	110,403
Matsushita Electric Industrial Co., Ltd.	129,800	1,619,417
Matsushita Electric Works, Ltd.	24,000	234,636
Mazda Motor Corp. (a)	103,000	240,257
McDonald’s Holdings Co. Japan, Ltd. (a)	4,900	109,670
Mediceo Paltac Holdings Co., Ltd. (a)	11,100	131,923
MEIJI Holdings Co., Ltd. (a)	5,100	208,209
Minebea Co., Ltd. (a)	25,000	137,710
Mitsubishi Chemical Holdings Corp. (a)	88,000	400,395
Mitsubishi Corp.	91,200	1,898,798
Mitsubishi Electric Corp.	126,000	980,571
Mitsubishi Estate Co., Ltd.	78,000	1,082,042
Mitsubishi Gas & Chemical Co., Inc. (a)	26,000	125,887
Mitsubishi Heavy Industries, Ltd. (a)	204,000	700,072
Mitsubishi Logistics Corp.	8,000	89,202
Mitsubishi Materials Corp. (a)	79,000	210,697
Mitsubishi Motors Corp. (a) (b)	237,000	299,634
Mitsubishi Tanabe Pharma Corp. (a)	15,000	228,247
Mitsubishi UFJ Financial Group, Inc.	853,588	3,866,171
Mitsubishi UFJ Lease & Finance Co., Ltd. (a)	4,150	139,590
Mitsui & Co., Ltd.	114,917	1,349,873
Mitsui Chemicals, Inc.	57,000	158,123
Mitsui Engineering & Shipbuilding Co., Ltd. (a)	50,000	100,573
Mitsui Fudosan Co., Ltd.	56,000	782,237
Mitsui Mining & Smelting Co., Ltd. (a)	42,000	111,142
Mitsui OSK Lines, Ltd.	75,000	494,535
Mitsui Sumitomo Insurance Group	36,500	778,509
Mitsumi Electric Co., Ltd. (a)	6,100	103,709
Mizuho Financial Group, Inc. (a)	945,800	1,551,044
Murata Manufacturing Co., Ltd.	14,100	670,984
Namco Bandai Holdings, Inc. (a)	12,500	109,577
NEC Corp.	172,000	443,618
NGK Insulators, Ltd. (a)	17,000	264,060
NGK Spark Plug Co., Ltd.	10,000	123,834

Security Description	Shares	Value*

Japan—(Continued)
NHK Spring Co., Ltd.	11,000	$100,768
Nidec Corp.	7,100	594,149
Nikon Corp.	23,000	396,109
Nintendo Co., Ltd. (a)	6,600	1,920,926
Nippon Building Fund, Inc. (REIT)	35	276,416
Nippon Electric Glass Co., Ltd.	23,000	261,523
Nippon Express Co., Ltd.	59,000	265,250
Nippon Meat Packers, Inc. (a)	14,000	172,954
Nippon Paper Group, Inc. (a)	6,300	174,246
Nippon Sheet Glass Co., Ltd. (a)	70,000	170,296
Nippon Steel Corp.	343,000	1,135,884
Nippon Telephone & Telegraph Corp.	34,400	1,403,328
Nippon Yusen K.K.	101,000	366,471
Nissan Chemical Industries, Ltd.	10,000	111,743
Nissan Motor Co., Ltd. (a)	165,600	1,147,003
Nisshin Seifun Group, Inc.	13,000	146,953
Nissin Food Products Co., Ltd. (a)	4,700	172,875
Nitori Co., Ltd. (a)	2,650	227,898
Nitto Denko Corp.	10,700	348,809
NKSJ Holdings, Inc. (b)	99,000	586,574
NOK Corp. (a)	8,300	131,638
Nomura Holdings, Inc.	247,200	1,352,133
Nomura Real Estate Holdings, Inc. (a)	7,000	87,767
Nomura Real Estate Office Fund, Inc. (REIT)	20	99,392
Nomura Research Institute, Ltd. (a)	6,200	130,964
NSK, Ltd. (a)	30,000	208,495
NTN Corp.	47,000	192,096
NTT Data Corp. (a)	80	294,865
NTT DoCoMo, Inc. (a)	1,041	1,572,897
Obayashi Corp. (a)	39,000	153,779
Odakyu Electric Railway Co., Ltd. (a)	40,000	342,116
OJI Paper Co., Ltd. (a)	68,000	332,320
Olympus Corp. (a)	16,000	378,394
Omron Corp.	13,600	293,873
Ono Pharmaceutical Co., Ltd.	6,400	259,732
Oracle Corp. Japan (a)	2,800	137,457
Oriental Land Co., Ltd. (a)	3,400	283,789
ORIX Corp. (a)	7,060	512,353
Osaka Gas Co., Ltd.	148,000	534,010
Rakuten, Inc. (a)	495	357,179
Resona Holdings, Inc. (a)	41,400	503,170
Ricoh Co., Ltd. (a)	45,000	571,435
Rinnai Corp.	2,800	143,423
Rohm Co., Ltd.	6,700	399,820
Sankyo Co., Ltd.	3,600	162,458
Santen Pharmaceutical Co., Ltd. (a)	5,500	197,750
Sanyo Electric Co., Ltd. (a)	110,000	141,537
SBI Holdings, Inc. (a)	1,149	142,316
Secom Co., Ltd.	13,500	598,917
Sega Sammy Holdings, Inc.	13,400	191,664
Seiko Epson Corp.	8,600	110,133
Sekisui Chemical Co., Ltd.	27,000	168,319
Sekisui House, Ltd.	35,000	299,800
Seven & I Holdings Co., Ltd.	52,900	1,212,723
Sharp Corp. (a)	65,000	683,734
Shikoku Electric Power Co., Inc. (a)	11,700	334,277
Shimadzu Corp. (a)	18,000	134,863

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Shimamura Co., Ltd.	1,400	$126,003
Shimano, Inc. (a)	4,000	171,199
Shimizu Corp. (a)	37,000	126,412
Shin-Etsu Chemical Co., Ltd.	27,200	1,264,334
Shinko Securities Co., Ltd. (a)	37,000	81,938
Shionogi & Co., Ltd. (a)	19,000	392,747
Shiseido Co., Ltd. (a)	24,000	527,452
Showa Denko K.K.	129,000	233,093
SMC Corp.	3,700	493,555
Softbank Corp. (a)	54,700	1,444,582
Sojitz Corp.	113,600	177,762
Sony Corp.	66,500	1,768,608
Sony Financial Holdings, Inc.	64	213,823
Stanley Electric Co., Ltd. (a)	11,800	195,145
Sumco Corp. (a)	8,200	136,428
Sumitomo Chemical Co., Ltd.	121,000	466,781
Sumitomo Corp. (a)	76,600	762,290
Sumitomo Electric Industries, Ltd.	48,434	566,439
Sumitomo Heavy Industries, Ltd.	39,000	229,502
Sumitomo Metal Industries, Ltd.	239,000	538,617
Sumitomo Metal Mining Co., Ltd.	34,000	426,243
Sumitomo Mitsui Financial Group, Inc.	90,200	2,544,250
Sumitomo Realty & Development Co., Ltd. (a)	25,000	426,018
Sumitomo Rubber Industries, Ltd.	12,500	109,987
Suruga Bank, Ltd.	17,000	153,881
Suzuken Co., Ltd. (a)	5,574	186,503
Suzuki Motor Corp. (a)	22,700	445,283
Sysmex Corp. (a)	2,000	113,479
T&D Holdings, Inc. (a)	18,950	404,135
Taisei Corp. (a)	69,000	137,237
Taisho Pharmaceutical Co., Ltd.	10,000	197,154
Taiyo Nippon Sanso Corp. (a)	18,000	142,672
Takashimaya Co., Ltd. (a)	19,000	151,038
Takeda Pharmaceutical Co., Ltd. (a)	49,600	2,120,934
TDK Corp. (a)	8,400	460,377
Teijin, Ltd.	66,000	195,821
Terumo Corp.	12,700	607,248
The 77 Bank, Ltd. (a)	20,000	107,131
The Bank of Kyoto, Ltd.	22,000	180,510
The Bank of Yokohama, Ltd.	83,000	378,653
The Chiba Bank, Ltd. (a)	49,000	294,952
The Chugoku Bank, Ltd. (a)	12,000	141,325
The Chugoku Electric Power Co., Inc. (a)	18,300	377,266
The Dai-ichi Life Insurance Co., Ltd.	530	728,260
The Furukawa Electric Co., Ltd. (a)	57,000	250,165
The Gunma Bank, Ltd.	26,000	137,418
The Hachijuni Bank, Ltd.	30,000	168,770
The Hiroshima Bank, Ltd. (a)	38,000	151,396
The Iyo Bank, Ltd. (a)	17,000	157,763
The Japan Steel Works, Ltd. (a)	21,000	184,759
The Joyo Bank, Ltd. (a)	54,000	214,258
The Kansai Electric Power Co., Inc.	50,800	1,239,247
The Nishi-Nippon Bank, Ltd.	52,000	149,550
The Shizuoka Bank, Ltd. (a)	41,000	357,079
The Sumitomo Trust & Banking Co., Ltd.	91,000	462,528
The Tokyo Electric Power Co., Inc.	80,100	2,178,678
THK Co., Ltd.	7,700	159,054

Security Description	Shares	Value*

Japan—(Continued)
Tobu Railway Co., Ltd. (a)	52,000	$279,444
Toho Co., Ltd. (a)	6,367	104,876
Toho Gas Co., Ltd. (a)	31,000	165,217
Tohoku Electric Power Co., Inc.	29,800	639,314
Tokio Marine Holdings, Inc.	48,000	1,256,275
Tokuyama Corp. (a)	33,000	144,715
Tokyo Electron, Ltd.	11,400	615,119
Tokyo Gas Co., Ltd. (a)	170,000	776,560
Tokyo Tatemono Co., Ltd. (a)	29,000	88,835
Tokyu Corp. (a)	76,000	309,338
Tokyu Land Corp. (a)	29,000	101,448
TonenGeneral Sekiyu K.K. (a)	18,000	155,413
Toppan Printing Co., Ltd. (a)	41,000	324,975
Toray Industries, Inc. (a)	86,000	412,304
Toshiba Corp.	265,000	1,315,461
Tosoh Corp.	38,000	98,013
TOTO, Ltd. (a)	19,000	126,445
Toyo Seikan Kaisha, Ltd. (a)	10,200	147,889
Toyo Suisan Kaisha, Ltd.	6,000	142,668
Toyoda Gosei Co., Ltd.	4,700	116,377
Toyota Industries Corp.	12,600	319,501
Toyota Motor Corp.	184,700	6,346,333
Toyota Tsusho Corp.	14,200	203,172
Trend Micro, Inc.	7,000	188,558
Tsumura & Co	3,900	119,428
Ube Industries, Ltd.	68,000	161,004
Unicharm Corp. (a)	3,200	360,058
UNY Co., Ltd.	13,800	104,703
Ushio, Inc. (a)	8,700	134,206
USS Co., Ltd.	1,730	123,380
West Japan Railway Co.	109	398,100
Yahoo! Japan Corp. (a)	1,158	459,840
Yakult Honsha Co., Ltd. (a)	8,700	235,974
Yamada Denki Co., Ltd.	5,590	364,609
Yamaguchi Financial Group, Inc.	15,000	142,936
Yamaha Corp.	11,500	116,700
Yamaha Motor Co., Ltd. (a)	17,800	234,745
Yamato Holdings Co., Ltd.	27,000	357,000
Yamazaki Baking Co., Ltd.	9,000	121,421
Yaskawa Electric Corp. (a)	18,000	133,215
Yokogawa Electric Corp.	16,700	102,807

		136,210,785

Luxembourg—0.5%
ArcelorMittal	56,699	1,510,500
Millicom International Cellular S.A. (SEK) (b)	5,730	463,341
SES S.A.	18,798	391,112
Tenaris S.A.	31,061	539,967

		2,904,920

Mauritius—0.0%
Golden Agri-Resources, Ltd.	492,569	184,779

Netherlands—2.7%
Aegon NV	102,173	548,263
Akzo Nobel NV	14,996	777,015

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Netherlands—(Continued)
ASML Holding NV (a)	30,492	$838,759
Corio NV (REIT)	3,133	152,442
Delta Lloyd NV	4,984	83,492
European Aeronautic Defense & Space Co. NV (a)	27,187	555,687
Fugro NV	4,445	203,582
Heineken Holding NV	6,799	248,462
Heineken NV	16,264	690,577
ING Groep NV	256,189	1,905,260
James Hardie Industries NV (AUD)	30,172	157,683
Koninklijke Ahold NV	80,218	995,107
Koninklijke Boskalis Westminster NV	6,001	234,056
Koninklijke DSM NV (a)	10,134	403,292
Koninklijke KPN NV	112,246	1,435,655
Koninklijke Philips Electronics NV (a)	66,563	1,987,394
Koninklijke Vopak NV	4,066	149,468
QIAGEN NV (b)	14,898	289,081
Randstad Holding NV	7,076	278,986
Reed Elsevier NV	48,042	530,871
SBM Offshore NV	10,101	144,393
STMicroelectronics NV	44,693	354,647
TNT NV	24,146	609,602
Unilever NV (a)	108,946	2,975,426
Wolters Kluwer NV	17,885	341,851

		16,891,051

New Zealand—0.1%
Fletcher Building, Ltd.	59,357	318,636
Telecom Corp. of New Zealand, Ltd.	247,043	320,166

		638,802

Norway—0.6%
Aker Solutions ASA	11,775	134,970
DnB NOR ASA (a)	66,462	639,972
Norsk Hydro ASA (a)	45,479	204,791
Orkla ASA (a)	54,230	347,380
StatoilHydro ASA (a)	78,299	1,511,213
Telenor ASA	56,038	704,254
Yara International ASA (a)	12,325	345,110

		3,887,690

Portugal—0.3%
Banco Comercial Portugues S.A. (a)	236,836	177,833
Banco Espirito Santo S.A.	39,907	157,523
Energias de Portugal S.A.	120,505	356,413
Galp Energia, SGPS, S.A. (a)	18,188	272,032
Jeronimo Martins, SGPS, S.A.	16,067	146,740
Portugal Telecom, SGPS, S.A.	49,542	491,902

		1,602,443

Singapore—1.5%
Ascendas (REIT)	106,000	137,136
CapitaLand, Ltd. (b)	174,000	444,678
CapitaMall Trust (REIT)	153,200	199,844
CapitaMalls Asia Ltd. (a) (b)	88,000	131,294

Security Description	Shares	Value*

Singapore—(Continued)
City Developments, Ltd. (a)	34,000	$268,580
ComfortDelGro Corp., Ltd.	153,000	158,836
DBS Group Holdings, Ltd.	112,467	1,093,003
Fraser & Neave, Ltd.	70,000	256,412
Genting Singapore plc (a) (b)	428,200	355,438
Jardine Cycle & Carriage, Ltd.	9,000	191,461
Keppel Corp., Ltd.	87,000	525,421
Keppel Land, Ltd.	54,000	148,908
Olam International, Ltd. (a)	90,000	165,177
Oversea-Chinese Banking Corp., Ltd.	170,880	1,077,365
SembCorp Industries, Ltd.	71,000	205,647
SembCorp Marine, Ltd. (a)	63,000	172,630
Singapore Airlines, Ltd.	36,940	383,614
Singapore Exchange, Ltd. (a)	72,000	377,610
Singapore Press Holdings, Ltd. (a)	117,250	316,593
Singapore Technologies Engineering, Ltd.	126,000	295,329
Singapore Telecommunications, Ltd.	529,820	1,147,061
United Overseas Bank, Ltd.	80,392	1,119,373
Wilmar International, Ltd. (a)	87,000	356,823

		9,528,233

Spain—3.3%
Abertis Infraestructuras S.A. (a)	19,506	281,531
Acciona S.A.	1,555	118,295
Acerinox S.A.	12,363	191,979
ACS Actividades de Construccion y Servicios S.A. (a)	9,579	350,910
Banco Bilbao Vizcaya Argentaria S.A. (a)	242,013	2,500,910
Banco de Sabadell S.A. (a)	58,724	265,536
Banco Popular Espanol S.A. (a)	63,680	325,271
Banco Santander S.A.	551,610	5,806,027
Bankinter S.A. (a)	19,806	120,546
Cintra Concesiones de Infraestructuras de Transporte S.A.	31,917	206,541
Criteria Caixacorp S.A. (b)	53,350	218,723
Enagas S.A.	15,504	233,394
Gamesa Corp. Tecnologica S.A.	19,614	168,614
Gas Natural SDG S.A.	15,186	219,394
Grifols S.A. (a)	8,240	84,283
Iberdrola Renovables (b)	51,000	159,594
Iberdrola S.A.	265,303	1,490,240
Inditex S.A.	14,621	830,625
Indra Sistemas S.A. (a)	8,289	133,097
Mapfre S.A. (b)	1,555	4,278
Mapfre S.A.	48,238	131,141
Red Electrica de Espana	6,962	249,284
Repsol YPF S.A.	49,126	994,197
Telefonica S.A.	275,337	5,093,036
Zardoya Otis S.A.	7,611	98,227

		20,275,673

Sweden—2.7%
Alfa Laval AB (a)	26,060	337,274
Assa Abloy AB (Series B)	20,057	400,830
Atlas Copco AB (Series A)	47,555	697,562
Atlas Copco AB (Series B) (a)	26,061	345,853

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Sweden—(Continued)
Boliden AB (a)	18,744	$208,007
Electrolux AB (a)	17,118	391,524
Getinge AB (Class B) (a)	13,484	261,448
Hennes & Mauritz AB (Series B)	68,570	1,889,225
Husqvarna AB (Series B) (a)	25,677	154,837
Investor AB	28,200	457,315
Kinnevik Investment AB	14,418	231,468
Modern Times Group AB (a)	3,471	189,698
Nordea Bank AB (a)	212,589	1,756,843
Ratos AB	6,774	170,302
Sandvik AB	66,936	816,387
Scania AB	21,772	332,555
Securitas AB (a)	21,462	194,107
Skandinaviska Enskilda Banken AB (Series A)	94,431	501,863
Skanska AB (a)	25,167	364,010
SKF AB	29,555	530,464
SSAB AB (Series A) (a)	11,498	154,413
Svenska Cellulosa AB	41,939	494,289
Svenska Handelsbanken AB (a)	32,448	796,299
Swedbank AB	47,718	440,216
Swedish Match AB	18,278	398,976
Tele2 AB (a)	21,032	315,066
Telefonaktiebolaget LM Ericsson (Class B) (a)	200,509	2,236,830
TeliaSonera AB (a)	149,892	965,454
Volvo AB (Series B)	69,624	767,151

		16,800,266

Switzerland—7.5%
ABB, Ltd.	149,385	2,594,665
Actelion, Ltd. (b)	6,285	234,268
Adecco S.A.	8,604	405,772
Aryzta AG	4,572	175,361
Baloise Holdings AG	3,194	222,127
Cie Financiere Richemont S.A.	34,383	1,195,650
Credit Suisse Group AG	76,004	2,855,192
GAM Holding, Ltd.	13,088	142,610
Geberit AG	2,512	389,363
Givaudan S.A.	472	398,770
Holcim, Ltd.	16,309	1,091,171
Julius Baer Group, Ltd.	13,088	372,453
Kuehne & Nagel International AG	3,252	332,947
Lindt & Spruengli AG	7	171,443
Lindt & Spruengli AG (Participation Certificate)	55	119,374
Logitech International S.A. (b)	10,725	145,597
Lonza Group AG (a)	2,935	195,290
Nestle S.A.	231,904	11,184,174
Nobel Biocare Holding AG (a)	8,030	137,179
Novartis AG	141,122	6,843,563
Pargesa Holding S.A.	1,694	110,937
Roche Holding AG	46,987	6,449,433
Schindler Holding AG	1,428	118,797
SGS S.A.	358	481,779
Sika AG	137	242,015
Sonova Holding AG (a)	2,955	362,203
Straumann Holding AG	534	115,482
Swatch Group AG (Class A)	3,213	164,228

Security Description	Shares	Value*

Switzerland—(Continued)
Swatch Group AG (Class B)	2,093	$585,481
Swiss Life Holding	2,159	206,546
Swiss Reinsurance	24,949	1,025,831
Swisscom AG	1,500	507,942
Syngenta AG	6,316	1,457,810
UBS AG	243,391	3,224,788
Zurich Financial Services AG	10,014	2,197,164

		46,457,405

United Kingdom—20.0%
3i Group plc (b)	63,549	250,794
Admiral Group plc	11,691	244,768
Aggreko plc	17,400	363,734
AMEC plc	19,703	240,511
Anglo American plc (b)	89,029	3,099,112
Antofagasta plc	24,514	284,930
ARM Holdings plc (a)	87,726	363,443
Associated British Foods plc	22,128	318,478
AstraZeneca plc	97,427	4,583,945
Autonomy Corp. plc (b)	13,555	366,315
Aviva plc	183,800	855,422
BAE Systems plc	232,106	1,079,736
Balfour Beatty plc	43,332	154,180
Barclays plc	778,142	3,089,088
BG Group plc	223,783	3,317,113
BHP Billiton plc	148,119	3,837,980
BP plc (b)	1,255,281	6,036,829
British Airways plc (a)	41,370	120,218
British American Tobacco plc	134,237	4,256,274
British Land Co. plc (REIT)	62,096	397,477
British Sky Broadcasting plc	73,950	772,340
BT Group plc	513,648	982,195
Bunzl plc	22,401	223,689
Burberry Group plc	26,876	303,470
Cable & Wireless Worldwide	157,710	202,305
Cairn Energy plc (b)	100,118	613,362
Capita Group plc	39,413	433,001
Carnival plc (a) (b)	11,804	378,850
Centrica plc	336,050	1,481,815
Cobham plc	73,272	231,261
Compass Group plc	121,661	924,276
Diageo plc	167,496	2,628,016
Eurasian Natural Resources Corp. (b)	21,266	270,861
Experian Group, Ltd.	72,050	624,673
FirstGroup plc	30,753	166,605
Fresnillo plc	11,783	170,459
G4S plc	106,542	422,729
GlaxoSmithKline plc	349,919	5,938,072
Hammerson plc (REIT) (b)	42,216	213,562
Home Retail Group plc (b)	54,363	172,158
HSBC Holdings plc	1,165,235	10,644,698
ICAP plc	36,213	217,359
Imperial Tobacco Group plc	70,263	1,961,714
Inmarsat plc	28,473	302,081
Intercontinental Hotels Group plc (a)	21,614	337,092
International Power plc	114,599	508,400

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

United Kingdom—(Continued)
Invensys plc	47,928	$171,425
Investec plc	26,347	177,440
J. Sainsbury plc	74,987	357,290
Johnson Matthey plc	14,556	322,719
Kazakhmys plc	13,920	204,508
Kingfisher plc	152,400	473,586
Land Securities Group plc (REIT)	56,400	463,246
Legal & General Group plc	436,393	508,431
Liberty International plc (REIT)	30,011	138,629
Lloyds Banking Group plc	2,685,151	2,133,317
London Stock Exchange Group plc	9,645	79,972
Lonmin plc	11,828	247,206
Man Group plc	108,024	357,839
Marks & Spencer Group plc	115,336	569,198
National Grid plc	238,592	1,759,933
Next plc	13,648	404,415
Old Mutual plc	385,579	590,591
Pearson plc	53,871	705,903
Petrofac, Ltd.	17,337	305,257
Prudential plc	175,925	1,320,341
Randgold Resources, Ltd.	5,835	555,522
Reckitt Benckiser Group plc	41,515	1,922,912
Reed Elsevier Plc.	79,515	587,790
Resolution, Ltd.	165,583	155,970
Rexam plc	57,692	259,235
Rio Tinto plc	96,881	4,245,166
Rolls-Royce Group plc	123,171	1,027,083
Royal Bank of Scotland Group plc (b)	1,125,807	678,962
Royal Dutch Shell plc (Class A)	238,857	6,040,036
Royal Dutch Shell plc (Class B)	180,858	4,384,670
SABMiller plc	63,443	1,763,843
Sage Group, Ltd.	105,226	360,554
Schroders plc	6,754	121,712
Scottish & Southern Energy plc	60,565	1,005,372
Segro plc (REIT)	61,844	233,257
Serco Group plc	34,317	299,334
Severn Trent plc	14,349	262,157
Shire plc	37,281	758,795
Smith & Nephew plc	56,488	532,553
Smiths Group plc	25,680	406,981
Standard Chartered plc	134,327	3,265,274
Standard Life plc	141,054	362,491
Tesco plc	534,035	3,010,894
Thomas Cook Group plc	56,080	148,090
Tomkins plc	54,938	184,810
TUI Travel plc (a)	44,767	139,059
Tullow Oil plc	57,465	857,126
Unilever plc	87,754	2,341,880
United Utilities G	48,207	376,157
Vendeta Resources plc (a)	9,571	301,575
Vodafone Group plc	3,519,066	7,302,034
Whitbread plc	14,577	305,173
WM Morrison Supermarkets plc	149,552	590,376
Wolseley plc (b)	18,230	356,883
WPP plc	82,700	778,733
Xstrata plc	137,592	1,805,052

		123,404,147

Security Description	Shares	Value*

United States—0.1%
Synthes, Inc. (CHF) (b)	4,471	$513,873

Total Common Stock (Identified Cost $687,673,665)		583,288,878

Exchange Traded Funds—3.7%

United States—3.7%
iShares MSCI EAFE Index Fund	495,000	23,022,450

Total Exchange Traded Funds (Identified Cost $25,119,413)		23,022,450

Preferred Stock—0.5%

Germany—0.4%
Bayerische Motoren Werke AG	3,505	123,187
Fresenius SE (a)	6,173	408,864
Henkel AG & Co. KGaA (a)	11,897	579,734
Porsche Automobil Holding SE	5,610	239,721
RWE AG	2,982	180,125
Volkswagen AG	11,067	970,521

		2,502,152

Switzerland—0.1%
Schindler Holding AG	3,222	270,794

Total Preferred Stock (Identified Cost $2,883,349)		2,772,946

Rights—0.0%

Norway—0.0%
Norsk Hydro ASA (b)	13,841	7,151

Spain—0.0%
Iberdrola S.A. (b)	265,303	57,910
Zardoya Otis S.A. (b)	7,611	4,857

		62,767

Total Rights (Identified Cost $74,823)		69,918

Warrants—0.0%

France—0.0%
Fonciere Des Regions (a) (b)	1,625	938

Hong Kong—0.0%
Henderson Land Development	14,600	2,475

Italy—0.0%
Mediobanca S.p.A. (b) (c)	31,951	1,296
Unione di Banche Italiane SCPA (b)	40,784	819

		2,115

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Warrants—(Continued)

Security Description	Shares	Value*

Mauritius—0.0%
Golden Agri-Resources, Ltd. (b)	28,627	$2,050

Total Warrants (Identified Cost $0)		7,578

Short Term Investments—8.3%
Security Description	Shares/Par Amount	Value*

United States—8.3%
Federal Home Loan Bank 0.063%, 07/23/10	$4,000,000	3,999,853
State Street Navigator Securities Lending Prime Portfolio (e)	46,514,780	46,514,780
U.S. Treasury Bill 0.096%, 07/15/10	888,900	888,882

Total Short Term Investments (Identified Cost $51,403,515)		51,403,515

Total Investments—106.9% (Identified Cost $767,154,765) (f)		660,565,285
Liabilities in excess of other assets		(42,652,597)

Net Assets—100.0%		$617,912,688

(a)	All or a portion of the security was on loan. As of June 30, 2010, the market value of securities loaned was $44,540,276 and the collateral received consisted of cash in the amount of $46,514,780 and non-cash collateral with a value of $441,374. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	Zero Valued Security.
(d)	Security was valued in good faith under procedures established by the Board of Directors.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	The aggregate cost of investments for federal income tax purposes as of June 30, 2010 was $767,085,325 and the composition of unrealized appreciation and depreciation of investment securities was $50,523,695 and $(157,043,735), respectively.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interests.
(VVPR
Strip)—	The VVPR Strip is a coupon which, if presented along with the corresponding coupon of the share, allows the holder to benefit from a reduced withholding tax of 15% (rather than 25%) on the dividends paid by the company. This strip is quoted seperately from the ordinary share and is freely negotiable.
(AUD)—	Australian Dollar
(CHF)—	Swiss Franc
(HKD)—	Hong Kong Dollar
(NOK)—	Norwegian Krone
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar

Ten Largest Industries as of June 30, 2010	% of Net Assets
Commercial Banks	12.7
Oil, Gas & Consumable Fuels	6.6
Pharmaceuticals	5.5
Metals & Mining	5.4
Insurance	4.0
Diversified Telecommunication Services	3.8
Exchange Traded Funds	3.7
Food Products	3.6
Electric Utilities	3.2
Automobiles	3.2

Futures Contracts

Futures Contracts-Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of June 30, 2010	Net Unrealized Depreciation
MSCI EAFE Mini Index Futures	9/16/2010	50	$3,470,725	$3,288,000	$(182,725)

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between level 1 and level 2 deemed significant (greater than 10% of total assets), if any, will be disclosed following the valuation table below. For the period ended June 30, 2010, there were no transfers between levels 1 and 2. For information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value of the Portfolio’s investments as of June 30, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$—	$583,288,878	$—	$583,288,878
Total Exchange Traded Funds*	23,022,450	—	—	23,022,450
Total Preferred Stock*	—	2,772,946	—	2,772,946
Total Rights*	—	69,918	—	69,918
Total Warrants*	—	7,578	—	7,578
Short Term Investments
United States	46,514,780	4,888,735	—	51,403,515
Total Investments	$69,537,230	$591,028,055	$—	$660,565,285

Futures Contracts**
Futures Contracts Long (Depreciation)	$(182,725)	$—	$—	$(182,725)

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures contracts are valued based on the unrealized appreciation/depreciation on the instrument.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Statement of Assets & Liabilities

June 30, 2010 (Unaudited)

Assets
Investments at value (a)(b)		$660,565,285
Cash		18,011
Cash denominated in foreign currencies (c)		2,060,044
Receivable for:
Securities sold		32,253
Fund shares sold		2,017,745
Accrued interest and dividends		1,409,562
Foreign taxes		464,391

Total Assets		666,567,291
Liabilities
Payable for:
Securities purchased	$1,380,965
Fund shares redeemed	303,848
Futures variation margin	23,250
Foreign taxes	45,765
Collateral for securities loaned	46,514,780
Accrued expenses:
Management fees	151,227
Distribution and service fees	66,812
Deferred directors’ fees	8,168
Other expenses	159,788

Total Liabilities		48,654,603

Net Assets		$617,912,688

Net assets consists of:
Paid in surplus		$751,147,024
Undistributed net investment income		6,763,423
Accumulated net realized losses		(33,240,582)
Unrealized depreciation on investments and foreign currency transactions		(106,757,177)

Net Assets		$617,912,688

Net Assets
Class A		$284,178,185
Class B		268,383,113
Class E		43,167,069
Class G		22,184,321

Capital Shares (Authorized) Outstanding
Class A (50,000,000)		29,817,227
Class B (45,000,000)		28,595,240
Class E (10,000,000)		4,547,000
Class G (5,000,000)		2,372,735

Net Asset Value, Offering and Redemption Price Per Share
Class A		$9.53
Class B		9.39
Class E		9.49
Class G		9.35

(a)	Identified cost of investments was $767,154,765.
(b)	Includes securities on loan with a value of $44,540,276.
(c)	Identified cost of cash denominated in foreign currencies was $2,038,469.

Statement of Operations

Six months ended June 30, 2010 (Unaudited)

Investment Income
Dividends (a)		$12,494,414
Interest (b)		473,273

		12,967,687
Expenses
Management fees	$989,098
Distribution and service fees—Class B	348,215
Distribution and service fees—Class E	35,963
Distribution and service fees—Class G	27,370
Directors’ fees and expenses	19,782
Custodian and accounting	234,754
Audit and tax services	10,850
Legal	1,725
Shareholder reporting	100,362
Insurance	4,212
Miscellaneous	6,799

Total expenses	1,779,130
Management fee waivers	(23,079)	1,756,051

Net Investment Income		11,211,636

Net Realized and Unrealized Loss
Net realized loss on:
Investments	(2,679,209)
Foreign currency transactions	(243,040)	(2,922,249)

Net change in unrealized appreciation (depreciation) on:
Investments	(104,687,024)
Futures contracts	(182,725)
Foreign currency transactions	23,059	(104,846,690)

Net realized and unrealized loss		(107,768,939)

Net Decrease in Net Assets From Operations		$(96,557,303)

(a)	Net of foreign taxes of $1,255,072.
(b)	Includes income on securities loaned of $470,630.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:

From Operations
Net investment income	$11,211,636	$15,424,272
Net realized (loss)	(2,922,249)	(2,729,411)
Net change in unrealized appreciation (depreciation)	(104,846,690)	137,770,415

Increase (decrease) in net assets from operations	(96,557,303)	150,465,276

From Distributions to Shareholders
Net investment income
Class A	(8,711,146)	(12,212,144)
Class B	(7,352,709)	(8,984,997)
Class E	(1,271,975)	(1,972,890)
Class G	(507,830)	0

	(17,843,660)	(23,170,031)

Net realized capital gain
Class A	0	(1,982,678)
Class B	0	(1,581,543)
Class E	0	(336,122)

	0	(3,900,343)

Total distributions	(17,843,660)	(27,070,374)

Increase in net assets from capital share transactions	54,088,194	43,375,217

Total increase (decrease) in net assets	(60,312,769)	166,770,119

Net Assets
Beginning of the period	678,225,457	511,455,338

End of the period	$617,912,688	$678,225,457

Undistributed Net Investment Income
End of the period	$6,763,423	$13,395,447

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2010		Year ended June 30, 2010
	Shares	Value	Shares	Value
Class A
Sales	1,661,236	$17,516,588	3,869,171	$37,292,856
Reinvestments	772,265	8,711,146	1,783,269	14,194,822
Redemptions	(2,121,427)	(22,966,928)	(4,964,406)	(47,592,702)

Net increase	312,074	$3,260,806	688,034	$3,894,976

Class B
Sales	3,654,759	$38,382,483	5,321,281	$48,864,597
Reinvestments	661,810	7,352,709	1,346,056	10,566,540
Redemptions	(824,263)	(8,745,014)	(2,856,789)	(27,324,895)

Net increase	3,492,306	$36,990,178	3,810,548	$32,106,242

Class E
Sales	258,384	$2,738,525	350,097	$3,227,680
Reinvestments	113,165	1,271,975	290,807	2,309,012
Redemptions	(320,589)	(3,468,018)	(1,051,932)	(10,078,984)

Net increase (decrease)	50,960	$542,482	(411,028)	$(4,542,292)

Class G
Sales	1,489,213	$15,759,521	1,271,313	$13,368,146
Reinvestments	45,874	507,830	0	0
Redemptions	(295,517)	(2,972,623)	(138,148)	(1,451,855)

Net increase	1,239,570	$13,294,728	1,133,165	$11,916,291

Increase derived from capital share transactions		$54,088,194		$43,375,217

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.34		$9.36	$17.19	$16.00	$12.95	$11.64

Income (Loss) From Investment Operations
Net investment income	0.19	(a)	0.28 (a)	0.46 (a)	0.46 (a)	0.35 (a)	0.25
Net realized and unrealized gain (loss) on investments	(1.70)		2.20	(7.31)	1.26	2.95	1.26

Total from investment operations	(1.51)		2.48	(6.85)	1.72	3.30	1.51

Less Distributions
Distributions from net investment income	(0.30)		(0.43)	(0.41)	(0.35)	(0.25)	(0.20)
Distributions from net realized capital gains	0.00		(0.07)	(0.57)	(0.18)	0.00	0.00

Total distributions	(0.30)		(0.50)	(0.98)	(0.53)	(0.25)	(0.20)

Net Asset Value, End of Period	$9.53		$11.34	$9.36	$17.19	$16.00	$12.95

Total Return (%)	(13.72	) (b)	28.67	(42.08)	10.82	25.72	13.24

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.42	(c)	0.44	0.42	0.41	0.50	0.51
Net ratio of expenses to average net assets (%) (d)	0.41	(c)	0.43	0.41	0.41	0.49	0.51
Ratio of net investment income to average net assets (%)	3.48	(c)	2.87	3.44	2.69	2.46	2.19
Portfolio turnover rate (%)	10	(c)	13	15	24	18	22
Net assets, end of period (in millions)	$284.18		$334.62	$269.72	$511.80	$320.85	$242.62

	Class B
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.16		$9.21	$16.92	$15.76	$12.76	$11.48

Income (Loss) From Investment Operations
Net investment income	0.17	(a)	0.25 (a)	0.42 (a)	0.41 (a)	0.31 (a)	0.19
Net realized and unrealized gain (loss) on investments	(1.66)		2.16	(7.19)	1.23	2.91	1.27

Total from investment operations	(1.49)		2.41	(6.77)	1.64	3.22	1.46

Less Distributions
Distributions from net investment income	(0.28)		(0.39)	(0.37)	(0.30)	(0.22)	(0.18)
Distributions from net realized capital gains	0.00		(0.07)	(0.57)	(0.18)	0.00	0.00

Total distributions	(0.28)		(0.46)	(0.94)	(0.48)	(0.22)	(0.18)

Net Asset Value, End of Period	$9.39		$11.16	$9.21	$16.92	$15.76	$12.76

Total Return (%)	(13.85	) (b)	28.29	(42.20)	10.52	25.45	12.93

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.67	(c)	0.69	0.67	0.66	0.75	0.76
Net ratio of expenses to average net assets (%) (d)	0.66	(c)	0.68	0.66	0.66	0.74	0.76
Ratio of net investment income to average net assets (%)	3.28	(c)	2.60	3.21	2.46	2.18	1.86
Portfolio turnover rate (%)	10	(c)	13	15	24	18	22
Net assets, end of period (in millions)	$268.38		$280.23	$196.04	$297.90	$231.04	$145.08

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.29		$9.31	$17.11	$15.93	$12.90	$11.59

Income (Loss) From Investment Operations
Net investment income	0.18	(a)	0.27 (a)	0.44 (a)	0.43 (a)	0.33 (a)	0.26
Net realized and unrealized gain (loss) on investments	(1.69)		2.19	(7.28)	1.25	2.94	1.23

Total from investment operations	(1.51)		2.46	(6.84)	1.68	3.27	1.49

Less Distributions
Distributions from net investment income	(0.29)		(0.41)	(0.39)	(0.32)	(0.24)	(0.18)
Distributions from net realized capital gains	0.00		(0.07)	(0.57)	(0.18)	0.00	0.00

Total distributions	(0.29)		(0.48)	(0.96)	(0.50)	(0.24)	(0.18)

Net Asset Value, End of Period	$9.49		$11.29	$9.31	$17.11	$15.93	$12.90

Total Return (%)	(13.80	)(b)	28.51	(42.16)	10.58	25.60	13.04

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	(c)	0.59	0.57	0.56	0.65	0.66
Net ratio of expenses to average net assets (%) (d)	0.56	(c)	0.58	0.56	0.56	0.64	0.66
Ratio of net investment income to average net assets (%)	3.33	(c)	2.77	3.31	2.57	2.32	2.05
Portfolio turnover rate (%)	10	(c)	13	15	24	18	22
Net assets, end of period (in millions)	$43.17		$50.77	$45.70	$84.40	$82.84	$74.49

	Class G
	Six months ended June 30, 2010		Year ended December 31, 2009(e)
Net Asset Value, Beginning of Period	$11.12		$7.93

Income (Loss) From Investment Operations
Net investment income	0.18	(a)	0.10	(a)
Net realized and unrealized gain (loss) on investments	(1.68)		3.09

Total from investment operations	(1.50)		3.19

Less Distributions
Distributions from net investment income	(0.27)		0.00

Total distributions	(0.27)		0.00

Net Asset Value, End of Period	$9.35		$11.12

Total Return (%)	(13.88	)(b)	40.23	(b)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	(c)	0.74	(c)
Net ratio of expenses to average net assets (%) (d)	0.71	(c)	0.73	(c)
Ratio of net investment income to average net assets (%)	3.53	(c)	1.32	(c)
Portfolio turnover rate (%)	10	(c)	13
Net assets, end of period (in millions)	$22.18		$12.60

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.
(e)	Commencement of operations was April 28, 2009.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The Morgan Stanley EAFE Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class E and Class G. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class E and Class G shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the

MSF-19

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Financial futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through

MSF-20

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Fund Concentration:

The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.300% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the six months ended June 30, 2010 were $989,098.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MSF-21

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors Company, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers pays MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Fees earned by MLIAC with respect to the Portfolio for the six months ended June 30, 2010 were $75,831.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2010 to April 30, 2011, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.007% of average daily net assets. An identical expense agreement was in place for the period May 1, 2009 through April 30, 2010. Amounts waived for the six months ended June 30, 2010 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife Advisers is an affiliate of MetLife and MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E and G shares. Under the Distribution and Service Plan, the Class B, E and G shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E and G shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.15% per year for Class E shares and 0.30% per year for Class G shares. Amounts paid by the Portfolio for the six months ended June 30, 2010 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$75,803,086	$0	$34,363,599

5.	DERIVATIVE INSTRUMENTS

Authoritative accounting guidance requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit- risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting.

MSF-22

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Future contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the six months ended June 30, 2010, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period June 11 through June 30, 2010, the Portfolio had $3,470,725 in equity index futures contracts exposure. At June 30, 2010, the unrealized depreciation on open equity index futures contracts was $182,725. For the six months ended June 30, 2010, the Portfolio had no realized gains or losses on futures contracts. The Portfolio’s net change in unrealized depreciation was $(182,725) which is shown under Net change in unrealized appreciation (depreciation) on futures contracts in the Statement of Operations.

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard trades, the Portfolio restricts its exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$23,241,103	$23,880,340	$3,829,271	$26,212,778	$—	$—	$27,070,374	$50,093,118

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Capital Term Gain	Net Unrealized Depreciation	Loss Carryforwards	Total
$17,656,581	$—	$(13,064,169)	$(23,421,712)	$(18,829,300)

MSF-23

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future realized capital gains. As of December 31, 2009, the Portfolio had capital loss carryforwards of $23,421,712 expiring on December 31, 2017.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$—

8.	RECENT ACCOUNTING PRONOUNCEMENT

The Portfolio adopted Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”, effective March 31, 2010. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

9.	SUBSEQUENT EVENTS

Management completed an evaluation of the impact of all subsequent events on the Portfolio’s financial statements and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

MSF-24

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-25

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio (formerly BlackRock Strategic Value Portfolio)

Managed by Neuberger Berman Management LLC

Portfolio Manager Commentary*

PERFORMANCE

Neuberger Berman Management LLC became subadviser to the Portfolio on January 19, 2010. Prior to January 19, 2010, the Portfolio was managed by BlackRock Advisors, LLC.

For the six-month period ended June 30, 2010, the Class A, B and E shares of the Neuberger Berman Genesis Portfolio returned -3.01%, -3.03%, and -3.05%, respectively, compared to its benchmark, the Russell 2000 Value Index1, which returned -1.64%.

The following section was drafted by Neuberger Berman Management LLC and refers to the period when they served as the Portfolio’s subadviser (January 19, 2010 to June 30, 2010).

MARKET ENVIRONMENT/CONDITIONS

The Russell 2000 Value Index rallied at the beginning of the period, continuing the rally that began in March 2009 as investors focused on hopes of a sustained economic recovery. Sentiment reversed in the second quarter as investors focused on the developing debt and currency crisis in Europe, and fears of a “double-dip” recession. The market reversal in the second quarter wiped out all the gains for the year-to-date period. During the second quarter investors moved away from low quality, cyclically sensitive stocks and moved toward higher quality names.

Small cap stocks outperformed large caps a measured by the Russell 2000 and S&P 500. During the period, the best performing sectors of the Russell 2000 Value Index were Utilities, Consumer Staples and Financials. The worst performing sectors were Energy and Materials.

PORTFOLIO REVIEW/CURRENT POSITIONING

Relative performance benefited from strong stock selection, partly offset by weak sector selection. Stock selection in Health Care was very strong, although this was offset partly by poor stock selection in Industrials. Otherwise stock picking was modestly positive or neutral across the board.

Within Health Care, American Medical Systems was a top performer within the portfolio. The company performed strongly during the second quarter as investors began to realize the compound effects of significant financial deleveraging and the strength of the company’s new product programs. We believed the company possesses to be a dominant franchise in pelvic health (e.g. incontinence, prolapse, prostrate treatments, erectile dysfunction). Demand growth is stimulated by ongoing demographic trends (mostly aging) and new products (generally, less invasive and more efficacious). The company appears to be operating the fastest product cycles and routinely gains share. We believe these factors should persist into the future.

Another top performer was energy equipment and services company, Carbo Ceramics. The company is a leading provider of ceramic proppants, used to facilitate the flow of hydrocarbons in oil and gas wells. The proppant is especially effective when used in conjunction with hydraulic fracturing techniques used to release oil and gas from unconventional reservoirs. The stock is benefitting from the trend towards increased production in unconventional zones, especially shale formations. Sales in 2010 have been running considerably above expectations, driving the stock price higher.

An overweight in Energy and an underweight in Financials materially detracted from performance. We continued to maintain the Portfolio’s relative positioning in these sectors.

In terms of individual stocks, Materials company Intrepid Potash was the Portfolio’s largest detractor. Intrepid Potash mines of potash, used to produce potassium based fertilizers. Potash is an attractive market since the industry is highly concentrated. The long term outlook for potash demand is positive as emerging economies are increasing grain consumption, both for food and fuel (ethanol). We believed Intrepid had excellent long term growth prospects, a strong balance sheet, and generated fee cash flow. Potash pricing has been weaker than expected, and the stock was hit accordingly. However, the long-term story for the company is intact in our view.

Industrial firm Bucyrus International was another significant detractor from performance. Bucyrus is a leading global provider of mining equipment. In the second quarter, investors became concerned about a potential drop in new orders, driven by a possible slowdown in Chinese growth. The stock weakened during this period, but has partially recovered since then. We reduced our position over these concerns, however, we still believed the long term case was intact.

We believe that consumer deleveraging will remain a headwind for growth for the foreseeable future. The Portfolio is positioned accordingly with an emphasis on companies with strong balance sheets and visible growth.

Several important concerns have come to the forefront in recent months. These include the European debt crisis, the withdrawal of the U.S. fiscal stimulus, and the potential for a slowdown in China. While the U.S. government’s aggressive fiscal and monetary stimulus has helped stabilize the economy, we believe these programs will inevitably wind down.

Already we are seeing increasing austerity on the part of governments around the world as they become increasingly concerned about their crushing debt burden. As fiscal stimulus is withdrawn that leaves only monetary policy and the consumer to sustain the economy. For the intermediate term the withdrawal of fiscal stimulus could be deflationary. We expect monetary stimulus to continue. However interest rates are already quite low in the U.S., leaving the government little room to maneuver.

This leaves mainly the consumer to carry the recovery forward. We believe U.S. consumers simply don’t have the will or means to spend as aggressively as they have in past years. We remain cautious on U.S.

MSF-1

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio (formerly BlackRock Strategic Value Portfolio)

Managed by Neuberger Berman Management LLC

Portfolio Manager Commentary*

consumer spending. To some extent, we expect increasing consumerism in Asia will offset U.S. consumer weakness. Continuing Asian growth will lend some support to commodity prices, even as the developed world retrenches.

We remain significantly underweight the two sectors most exposed to the U.S. consumer. These are the Consumer Discretionary and Financial sectors. We continue to avoid Financials, which face the risk of weak loan growth and heightened credit losses.

We remain optimistic about the growth prospects in the developing world. China, in particular, has sufficient financial resources and untapped labor to support economic growth for some time. We believe China will follow in the path of other developed Asian economies and become much more consumer oriented. Some segments of the economy that may stand to benefit most strongly include energy, raw materials and agricultural products (which improve yields). Despite our long term optimism we have modestly reduced exposure to commodity related companies given our concerns over a near term slowdown.

In addition to being consonant with our macro outlook, it is important to note that the Portfolio’s individual holdings must also meet our stringent bottom-up criteria. We look for companies that participate in growing industries, enjoy durable competitive advantages, have attractive financial characteristics (unleveraged balance sheets, solid free cash flow generation), and deliver above-average financial returns.

Judith Vale

Robert D’Alelio

Michael Bowyer

Brett Reiner

Portfolio Managers

Neuberger Berman Management LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio (formerly BlackRock Strategic Value Portfolio)

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2010

	6 Months	1 Year	5 Year	Since Inception[2]
Neuberger Berman Genesis Portfolio
Class A	-3.01	15.65	-4.61	4.45
Class B	-3.03	15.52	-4.83	0.58
Class E	-3.05	15.55	-4.75	0.71
Russell 2000 Value Index	-1.64	25.07	-0.51	7.27

1 The Russell 2000® Value Index is an unmanaged measure of performance of those Russell 2000® companies that have lower price-to-book ratios and lower forecasted growth values.

2 Inception dates of the Class A, Class B, and Class E shares are 7/5/00, 5/1/01 and 5/1/01, respectively. Index since inception return is based on the Class A inception date.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may flucuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2010

Top Holdings

% of Net Assets
Aptargroup, Inc.	2.8
Church & Dwight Co., Inc.	2.7
Solera Holdings, Inc.	2.0
CLARCOR, Inc.	2.0
IDEXX Laboratories, Inc.	1.7
MICROS Systems, Inc.	1.7
CARBO Ceramics, Inc.	1.7
Haemonetics Corp.	1.6
Henry Schein, Inc.	1.6
Ruddick Corp.	1.5

Top Sectors

% of Net Assets
Industrials	21.2
Health Care	18.9
Energy	13.8
Information Technology	10.3
Financials	9.0
Consumer Staples	8.3
Materials	7.2
Consumer Discretionary	4.9
Cash & Equivalents	4.3
Utilities	2.1

MSF-3

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio (formerly BlackRock Strategic Value Portfolio)

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 through June 30, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Neuberger Berman Genesis Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses paid during period* January 1, 2010 to June 30, 2010
Class A(a)	Actual	0.88%	$1,000.00	$969.86	$4.30
	Hypothetical	0.88%	$1,000.00	$1,020.37	$4.41

Class B(a)	Actual	1.13%	$1,000.00	$969.65	$5.52
	Hypothetical	1.13%	$1,000.00	$1,019.12	$5.66

Class E(a)	Actual	1.03%	$1,000.00	$969.47	$5.03
	Hypothetical	1.03%	$1,000.00	$1,019.62	$5.16

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio (formerly BlackRock Strategic Value Portfolio)

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—95.7% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.4%
Alliant Techsystems, Inc. (a)	123,900	$7,689,234
Teledyne Technologies, Inc. (a)	74,800	2,885,784

		10,575,018

Air Freight & Logistics—0.6%
Forward Air Corp. (b)	164,900	4,493,525

Auto Components—0.7%
Gentex Corp.	285,100	5,126,098

Beverages—0.7%
Boston Beer Co., Inc. (a) (b)	84,372	5,690,891

Capital Markets—0.8%
Eaton Vance Corp.	108,400	2,992,924
Greenhill & Co., Inc.	53,800	3,288,794

		6,281,718

Chemicals—2.1%
Balchem Corp.	204,650	5,116,250
Intrepid Potash, Inc. (a) (b)	468,600	9,170,502
LSB Industries, Inc. (a) (b)	140,552	1,870,747

		16,157,499

Commercial Banks—3.9%
Bank of Hawaii Corp. (b)	134,100	6,483,735
BOK Financial Corp.	98,500	4,675,795
Cullen/Frost Bankers, Inc. (b)	132,600	6,815,640
First Financial Bankshares, Inc. (b)	41,000	1,971,690
Westamerica Bancorp (b)	192,500	10,110,100

		30,056,960

Commercial Services & Supplies—4.5%
Copart, Inc. (a)	251,900	9,020,539
Healthcare Services Group, Inc.	333,023	6,310,786
Ritchie Bros. Auctioneers, Inc. (b)	406,413	7,404,845
Rollins, Inc. (b)	385,809	7,982,388
United Stationers, Inc.	78,100	4,254,107

		34,972,665

Construction & Engineering—0.4%
Layne Christensen Co. (a)	143,021	3,471,120

Construction Materials—0.6%
Eagle Materials, Inc. (b)	167,400	4,340,682

Containers & Packaging—2.8%
Aptargroup, Inc.	574,554	21,729,632

Diversified Consumer Services—2.0%
Capella Education Co. (a) (b)	58,000	4,718,300
Hillenbrand, Inc.	136,600	2,921,874
Matthews International Corp. (b)	121,800	3,566,304
Strayer Education, Inc. (b)	20,300	4,220,167

		15,426,645

Security Description	Shares	Value*

Diversified Financial Services—0.5%
Pico Holdings, Inc. (a) (b)	127,887	$3,832,773

Electronic Equipment, Instruments & Components—1.2%
Trimble Navigation, Ltd. (a)	332,100	9,298,800

Energy Equipment & Services—3.8%
CARBO Ceramics, Inc.	179,100	12,929,229
Lufkin Industries, Inc.	134,400	5,240,256
Natural Gas Services Group, Inc. (a) (b)	218,688	3,308,749
Oceaneering International, Inc. (a)	151,000	6,779,900
Pason Systems, Inc. (CAD)	108,500	1,152,727

		29,410,861

Food & Staples Retailing—1.5%
Ruddick Corp. (b)	388,900	12,052,011

Food Products—1.8%
Darling International, Inc. (a) (b)	240,600	1,806,906
Flowers Foods, Inc. (b)	175,700	4,292,351
J&J Snack Foods Corp. (b)	81,853	3,446,011
Lancaster Colony Corp. (b)	84,200	4,492,912

		14,038,180

Gas Utilities—1.7%
New Jersey Resources Corp.	162,700	5,727,040
Northwest Natural Gas Co. (b)	46,900	2,043,433
South Jersey Industries, Inc. (b)	111,500	4,790,040
WGL Holdings, Inc.	24,000	816,720

		13,377,233

Health Care Equipment & Supplies—8.4%
Abaxis, Inc. (a) (b)	100,600	2,155,858
American Medical Systems Holdings, Inc. (a) (b)	468,500	10,363,220
DENTSPLY International, Inc.	186,700	5,584,197
Haemonetics Corp. (a) (b)	240,454	12,869,098
IDEXX Laboratories, Inc. (a) (b)	220,800	13,446,720
Immucor, Inc. (a) (b)	250,100	4,764,405
Meridian Bioscience, Inc. (b)	212,000	3,604,000
Sirona Dental Systems, Inc. (a)	196,900	6,859,996
West Pharmaceutical Services, Inc. (b)	84,500	3,083,405
Wright Medical Group, Inc. (a) (b)	171,500	2,848,615

		65,579,514

Health Care Providers & Services – 5.6%
AmSurg Corp. (a)	174,542	3,110,338
Henry Schein, Inc. (a) (b)	229,500	12,599,550
Landauer, Inc. (b)	70,571	4,296,363
MWI Veterinary Supply, Inc. (a)	100,869	5,069,676
Patterson Cos., Inc.	309,000	8,815,770
PSS World Medical, Inc. (a)	81,500	1,723,725
VCA Antech, Inc. (a) (b)	311,700	7,717,692

		43,333,114

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio (formerly BlackRock Strategic Value Portfolio)

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Technology—0.7%
Quality Systems, Inc.	98,197	$5,694,444

Household Products—2.7%
Church & Dwight Co., Inc.	340,800	21,371,568

Industrial Conglomerates—0.6%
Raven Industries, Inc. (b)	143,537	4,838,632

Insurance—3.6%
Harleysville Group, Inc. (b)	127,835	3,966,720
HCC Insurance Holdings, Inc. (b)	134,900	3,340,124
RenaissanceRe Holdings, Ltd.	89,300	5,024,911
RLI Corp. (b)	111,270	5,842,788
Safety Insurance Group, Inc.	44,900	1,662,198
The Hanover Insurance Group, Inc.	108,800	4,732,800
Validus Holdings, Ltd.	127,500	3,113,550

		27,683,091

Internet & Catalog Retail—0.4%
PetMed Express, Inc. (b)	184,044	3,275,983

IT Services—2.1%
Forrester Research, Inc. (a) (b)	150,032	4,539,968
Mantech International Corp. (a) (b)	203,446	8,660,696
NCI, Inc. (a) (b)	151,287	3,416,061

		16,616,725

Leisure Equipment & Products—0.5%
Polaris Industries, Inc.	73,649	4,022,708

Life Sciences Tools & Services—4.2%
Charles River Laboratories International, Inc. (a)	132,600	4,536,246
Dionex Corp. (a)	88,916	6,620,685
ICON plc (ADR) (a)	337,500	9,750,375
Pharmaceutical Product Development, Inc.	379,600	9,645,636
Techne Corp.	32,000	1,838,400

		32,391,342

Machinery—12.5%
AG Growth International, Inc.	74,400	2,494,580
Astec Industries, Inc. (a) (b)	174,700	4,844,431
Badger Meter, Inc. (b)	127,168	4,920,130
Bucyrus International, Inc.	175,338	8,319,788
Chart Industries, Inc. (a) (b)	191,400	2,982,012
CLARCOR, Inc.	428,070	15,205,046
Donaldson Co., Inc.	240,600	10,261,590
Graco, Inc. (b)	142,600	4,019,894
Joy Global, Inc.	111,600	5,590,044
Lincoln Electric Holdings, Inc.	79,500	4,053,705
Nordson Corp. (b)	150,531	8,441,779
Robbins & Myers, Inc. (b)	149,500	3,250,130
Toro Co.	86,600	4,253,792
Valmont Industries, Inc. (b)	107,100	7,781,886
Wabtec Corp. (b)	266,400	10,626,696

		97,045,503

Security Description	Shares	Value*

Metals & Mining—1.7%
Compass Minerals International, Inc.	145,700	$10,239,796
Major Drilling Group International	165,400	3,402,278

		13,642,074

Office Electronics—0.7%
Zebra Technologies Corp. (Class A) (a) (b)	209,842	5,323,692

Oil, Gas & Consumable Fuels—10.0%
Alpha Natural Resources, Inc. (a)	116,400	3,942,468
Brigham Exploration Co. (a)	440,600	6,776,428
Cabot Oil & Gas Corp.	229,500	7,187,940
Carrizo Oil & Gas, Inc. (a) (b)	76,800	1,192,704
Comstock Resources, Inc. (a)	166,500	4,615,380
Concho Resources, Inc. (a) (b)	210,200	11,630,366
Denbury Resources, Inc. (a)	532,400	7,794,336
Petrobank Energy & Resources, Ltd. (a)	219,300	7,761,027
Petrohawk Energy Corp. (a)	92,600	1,571,422
Resolute Energy Corp. (a) (b)	352,306	4,312,226
SM Energy Co.	246,300	9,891,408
Southwestern Energy Co. (a)	298,900	11,549,496

		78,225,201

Personal Products—1.5%
Alberto-Culver Co.	436,500	11,824,785

Professional Services—0.6%
Exponent, Inc. (a)	136,707	4,473,053

Software—6.3%
ANSYS, Inc. (a)	45,200	1,833,764
Blackbaud, Inc. (b)	368,858	8,030,039
FactSet Research Systems, Inc.	114,900	7,697,151
Jack Henry & Associates, Inc. (b)	131,600	3,142,608
MICROS Systems, Inc. (a)	411,032	13,099,590
Solera Holdings, Inc.	424,500	15,366,900

		49,170,052

Specialty Retail—1.3%
Hibbett Sports, Inc. (a)	163,500	3,917,460
Sally Beauty Holdings, Inc. (a)	107,200	879,040
Tractor Supply Co. (b)	84,500	5,151,965

		9,948,465

Thrifts & Mortgage Finance—0.3%
Brookline Bancorp, Inc. (b)	225,200	1,999,776

Trading Companies & Distributors—0.6%
MSC Industrial Direct Co.	91,900	4,655,654

Water Utilities—0.4%
American States Water Co. (b)	59,900	1,985,086
Aqua America, Inc.	69,000	1,219,920

		3,205,006

Total Common Stock (Identified Cost $803,009,421)		744,652,693

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio (formerly BlackRock Strategic Value Portfolio)

Schedule of Investments as of June 30, 2010 (Unaudited)

Short Term Investments—17.4%

Security Description	Shares/Par Amount	Value*

Mutual Funds—12.9%
State Street Navigator Securities Lending Prime Portfolio (c)	100,356,777	$100,356,777

Repurchase Agreement—4.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/10 at 0.000% to be repurchased at $35,125,000 on 07/01/10, collateralized by $30,790,000 Federal Home Loan Mortgage Corp. due 04/18/16 with a value of $35,831,862.	$35,125,000	35,125,000

Total Short Term Investments (Identified Cost $135,481,777)		135,481,777

Total Investments—113.1% (Identified Cost $938,491,198) (d)		880,134,470
Liabilities in excess of other assets		(101,755,079)

Net Assets—100.0%		$778,379,391

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of June 30, 2010, the market value of securities loaned was $97,282,479 and the collateral received consisted of cash in the amount of $100,356,777. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2010 was $938,491,198 and the composition of unrealized appreciation and depreciation of investment securities was $10,092,778 and $(68,449,506), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(CAD)—	Canadian Dollar

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between level 1 and level 2 deemed significant (greater than 10% of total assets), if any, will be disclosed following the valuation table below. For the period ended June 30, 2010, there were no transfers between levels 1 and 2. For information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value of the Portfolio’s investments as of June 30, 2010:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$10,575,018	$—	$—	$10,575,018
Air Freight & Logistics	4,493,525	—	—	4,493,525
Auto Components	5,126,098	—	—	5,126,098
Beverages	5,690,891	—	—	5,690,891
Capital Markets	6,281,718	—	—	6,281,718
Chemicals	16,157,499	—	—	16,157,499
Commercial Banks	30,056,960	—	—	30,056,960
Commercial Services & Supplies	34,972,665	—	—	34,972,665
Construction & Engineering	3,471,120	—	—	3,471,120
Construction Materials	4,340,682	—	—	4,340,682
Containers & Packaging	21,729,632	—	—	21,729,632
Diversified Consumer Services	15,426,645	—	—	15,426,645
Diversified Financial Services	3,832,773	—	—	3,832,773
Electronic Equipment, Instruments & Components	9,298,800	—	—	9,298,800

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio (formerly BlackRock Strategic Value Portfolio)

Schedule of Investments as of June 30, 2010 (Unaudited)

VALUATION INPUTS—(Continued)

Description	Level 1	Level 2	Level 3	Total
Energy Equipment & Services	$28,258,134	$1,152,727	$—	$29,410,861
Food & Staples Retailing	12,052,011	—	—	12,052,011
Food Products	14,038,180	—	—	14,038,180
Gas Utilities	13,377,233	—	—	13,377,233
Health Care Equipment & Supplies	65,579,514	—	—	65,579,514
Health Care Providers & Services	43,333,114	—	—	43,333,114
Health Care Technology	5,694,444	—	—	5,694,444
Household Products	21,371,568	—	—	21,371,568
Industrial Conglomerates	4,838,632	—	—	4,838,632
Insurance	27,683,091	—	—	27,683,091
Internet & Catalog Retail	3,275,983	—	—	3,275,983
IT Services	16,616,725	—	—	16,616,725
Leisure Equipment & Products	4,022,708	—	—	4,022,708
Life Sciences Tools & Services	32,391,342	—	—	32,391,342
Machinery	97,045,503	—	—	97,045,503
Metals & Mining	13,642,074	—	—	13,642,074
Office Electronics	5,323,692	—	—	5,323,692
Oil, Gas & Consumable Fuels	78,225,201	—	—	78,225,201
Personal Products	11,824,785	—	—	11,824,785
Professional Services	4,473,053	—	—	4,473,053
Software	49,170,052	—	—	49,170,052
Specialty Retail	9,948,465	—	—	9,948,465
Thrifts & Mortgage Finance	1,999,776	—	—	1,999,776
Trading Companies & Distributors	4,655,654	—	—	4,655,654
Water Utilities	3,205,006	—	—	3,205,006
Total Common Stock	743,499,966	1,152,727	—	744,652,693
Short Term Investments
Mutual Funds	$100,356,777	$—	$—	$100,356,777
Repurchase Agreement	—	35,125,000	—	35,125,000
Total Short Term Investments	100,356,777	35,125,000	—	135,481,777
Total Investments	$843,856,743	$36,277,727	$—	$880,134,470

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio (formerly BlackRock Strategic Value Portfolio)

Statement of Assets & Liabilities

June 30, 2010 (Unaudited)

Assets
Investments at value (a)(b)		$880,134,470
Cash		521
Receivable for:
Securities sold		661,688
Fund shares sold		140,388
Accrued interest and dividends		456,053

Total Assets		881,393,120
Liabilities
Payable for:
Securities purchased	$1,550,841
Fund shares redeemed	394,365
Foreign taxes	6,033
Collateral for securities loaned	100,356,777
Accrued expenses:
Management fees	545,337
Distribution and service fees	34,220
Deferred directors’ fees	8,168
Other expenses	117,988

Total Liabilities		103,013,729

Net Assets		$778,379,391

Net assets consists of:
Paid in surplus		$1,117,066,230
Undistributed net investment income		351,238
Accumulated net realized losses		(280,680,609)
Unrealized depreciation on investments and foreign currency transactions		(58,357,468)

Net Assets		$778,379,391

Net Assets
Class A		$580,514,083
Class B		100,492,481
Class E		97,372,827

Capital Shares (Authorized) Outstanding
Class A (110,000,000)		63,403,258
Class B (17,500,000)		11,128,390
Class E (20,000,000)		10,741,727

Net Asset Value, Offering and Redemption Price Per Share
Class A		$9.16
Class B		9.03
Class E		9.06

(a)	Identified cost of investments was $938,491,198.
(b)	Includes securities on loan with a value of $97,282,479.

Statement of Operations

Six months ended June 30, 2010 (Unaudited)

Investment Income
Dividends (a)		$2,740,034
Interest (b)		302,543

		3,042,577
Expenses
Management fees	$2,485,213
Distribution and service fees—Class B	135,375
Distribution and service fees—Class E	79,876
Directors’ fees and expenses	19,782
Custodian and accounting	40,407
Audit and tax services	15,900
Legal	1,291
Shareholder reporting	94,734
Insurance	4,915
Miscellaneous	6,539

Total expenses	2,884,032
Less broker commission recapture	(53,264)
Management fee waivers	(57,405)	2,773,363

Net Investment Income		269,214

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	43,244,046
Futures contracts	(6,850,437)
Foreign currency transactions	(659)	36,392,950

Net change in unrealized depreciation on:
Investments	(94,764,911)
Foreign currency transactions	(740)	(94,765,651)

Net realized and unrealized loss		(58,372,701)

Net Decrease in Net Assets From Operations		$(58,103,487)

(a)	Net of foreign taxes of $19,425.
(b)	Includes income on securities loaned of $300,560.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio (formerly BlackRock Strategic Value Portfolio)

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$269,214	$2,539,351
Net realized gain (loss)	36,392,950	(27,330,918)
Net change in unrealized appreciation (depreciation)	(94,765,651)	79,720,177

Increase (decrease) in net assets from operations	(58,103,487)	54,928,610

From Distributions to Shareholders
Net investment income
Class A	(1,350,687)	(2,768,104)
Class B	(339,987)	(774,408)
Class E	(420,408)	(915,730)

Total distributions	(2,111,082)	(4,458,242)

Increase (decrease) in net assets from capital share transactions	357,166,904	(31,110,060)

Total increase in net assets	296,952,335	19,360,308

Net Assets
Beginning of the period	481,427,056	462,066,748

End of the period	$778,379,391	$481,427,056

Undistributed Net Investment Income
End of the period	$351,238	$2,193,106

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	37,834,715	$392,281,715	2,172,517	$17,387,139
Reinvestments	130,627	1,350,687	362,317	2,768,104
Redemptions	(2,420,570)	(23,481,360)	(5,431,475)	(44,509,576)

Net increase (decrease)	35,544,772	$370,151,042	(2,896,641)	$(24,354,333)

Class B
Sales	329,332	$3,174,369	1,150,041	$9,088,263
Reinvestments	33,299	339,987	102,707	774,408
Redemptions	(884,029)	(8,459,467)	(1,174,155)	(9,481,836)

Net increase (decrease)	(521,398)	$(4,945,111)	78,593	$380,835

Class E
Sales	190,889	$1,841,072	927,889	$7,657,941
Reinvestments	41,055	420,408	120,968	915,730
Redemptions	(1,071,857)	(10,300,507)	(1,951,819)	(15,710,233)

Net decrease	(839,913)	$(8,039,027)	(902,962)	$(7,136,562)

Increase (decrease) derived from capital share transactions		$357,166,904		$(31,110,060)

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio (formerly BlackRock Strategic Value Portfolio)

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$9.48		$8.48	$15.17	$17.74	$18.55	$19.17

Income (Loss) from Investment Operations
Net investment income	0.01	(a)	0.06 (a)	0.09 (a)	0.10 (a)	0.08	0.08
Net realized and unrealized gain (loss) on investments	(0.28)		1.03	(5.46)	(0.55)	2.84	0.57

Total from investment operations	(0.27)		1.09	(5.37)	(0.45)	2.92	0.65

Less Distributions
Distributions from net investment income	(0.05)		(0.09)	(0.07)	(0.05)	(0.06)	0.00
Distributions from net realized capital gains	0.00		0.00	(1.25)	(2.07)	(3.67)	(1.27)

Total distributions	(0.05)		(0.09)	(1.32)	(2.12)	(3.73)	(1.27)

Net Asset Value, End of Period	$9.16		$9.48	$8.48	$15.17	$17.74	$18.55

Total Return (%)	(3.01	)(b)	13.15	(38.40)	(3.45)	16.73	4.15

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	(c)	0.94	0.89	0.88	0.89	0.89
Net ratio of expenses to average net assets (%) (d)	0.86	(c)	0.88	0.85	0.85	0.85	0.84
Ratio of net investment income to average net assets (%)	0.17	(c)	0.67	0.79	0.62	0.48	0.42
Portfolio turnover rate (%)	176	(c)	219	184	121	141	175
Net assets, end of period (in millions)	$580.51		$264.01	$260.77	$509.33	$609.88	$604.09

	Class B
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$9.34		$8.35	$14.95	$17.51	$18.35	$19.02

Income (Loss) from Investment Operations
Net investment income	(0.00	)(a)(e)	0.03 (a)	0.06 (a)	0.06 (a)	0.04	0.03
Net realized and unrealized gain (loss) on investments	(0.28)		1.03	(5.38)	(0.54)	2.81	0.57

Total from investment operations	(0.28)		1.06	(5.32)	(0.48)	2.85	0.60

Less Distributions
Distributions from net investment income	(0.03)		(0.07)	(0.03)	(0.01)	(0.02)	0.00
Distributions from net realized capital gains	0.00		0.00	(1.25)	(2.07)	(3.67)	(1.27)

Total distributions	(0.03)		(0.07)	(1.28)	(2.08)	(3.69)	(1.27)

Net Asset Value, End of Period	$9.03		$9.34	$8.35	$14.95	$17.51	$18.35

Total Return (%)	(3.03	)(b)	12.84	(38.55)	(3.69)	16.44	3.91

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.15	(c)	1.19	1.14	1.13	1.14	1.14
Net ratio of expenses to average net assets (%) (d)	1.10	(c)	1.13	1.10	1.10	1.10	1.09
Ratio of net investment income (loss) to average net assets (%)	(0.10	)(c)	0.42	0.55	0.39	0.26	0.20
Portfolio turnover rate (%)	176	(c)	219	184	121	141	175
Net assets, end of period (in millions)	$100.49		$108.81	$96.61	$171.14	$169.00	$116.85

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio (formerly BlackRock Strategic Value Portfolio)

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$9.38		$8.39	$15.01	$17.58	$18.41	$19.06

Income (Loss) from Investment Operations
Net investment income	(0.00	)(a)(e)	0.04 (a)	0.08 (a)	0.08 (a)	0.06	0.05
Net realized and unrealized gain (loss) on investments	(0.28)		1.03	(5.41)	(0.55)	2.82	0.57

Total from investment operations	(0.28)		1.07	(5.33)	(0.47)	2.88	0.62

Less Distributions
Distributions from net investment income	(0.04)		(0.08)	(0.04)	(0.03)	(0.04)	0.00
Distributions from net realized capital gains	0.00		0.00	(1.25)	(2.07)	(3.67)	(1.27)

Total distributions	(0.04)		(0.08)	(1.29)	(2.10)	(3.71)	(1.27)

Net Asset Value, End of Period	$9.06		$9.38	$8.39	$15.01	$17.58	$18.41

Total Return (%)	(3.05	)(b)	12.92	(38.50)	(3.58)	16.64	3.96

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.05	(c)	1.09	1.04	1.03	1.04	1.04
Net ratio of expenses to average net assets (%) (d)	1.00	(c)	1.03	1.00	1.00	1.00	0.99
Ratio of net investment income to average net assets (%)	(0.00	)(c)(f)	0.52	0.64	0.47	0.32	0.27
Portfolio turnover rate (%)	176	(c)	219	184	121	141	175
Net assets, end of period (in millions)	$97.37		$108.61	$104.69	$207.44	$252.71	$253.53

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of broker commission recapture credits and the management fee waiver as detailed in the Notes to Financial Statements.
(e)	Net investment loss for the period was less than $(0.01).
(f)	Ratio of net investment income to average net assets was less than (0.01)%.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio (formerly BlackRock Strategic Value Portfolio)

Notes to Financial Statements—June 30, 2010 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The Neuberger Berman Genesis Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the

MSF-13

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio (formerly BlackRock Strategic Value Portfolio)

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Financial futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker recapture reclass, capital loss carryforwards, post October loss deferral and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through

MSF-14

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio (formerly BlackRock Strategic Value Portfolio)

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2010	% per Annum	Average daily net assets
$2,485,213	0.850%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

MSF-15

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio (formerly BlackRock Strategic Value Portfolio)

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

On January 19, 2010, MetLife Advisers entered into an investment subadvisory agreement with respect to the Portfolio with Neuberger Berman Management LLC. Neuberger Berman Management LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio. Prior to January 19, 2010, BlackRock Advisors, LLC was compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2010 to April 30, 2011, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per Annum Reduction	Average Daily Net Assets
0.025%	First $500 million

An identical expense agreement was in place for the period January 19, 2010 through April 30, 2010. Amounts waived for the six months ended June 30, 2010 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife Advisers is an affiliate of MetLife and MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2010 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$829,250,303	$0	$505,083,272

MSF-16

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio (formerly BlackRock Strategic Value Portfolio)

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

5.	DERIVATIVE INSTRUMENTS

Authoritative accounting guidance requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Future contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the six months ended June 30, 2010, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 29 through May 5, 2010, the Portfolio had $336,770,469 in equity index futures contracts exposure. At June 30, 2010, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2010, the Portfolio had realized losses in the amount of $6,850,437 which are shown under net realized gain (loss) on futures contracts in the Statement of Operations.

6.	MARKET, CREDIT AND COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts it’s exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$4,458,242	$31,951,000	$—	$39,911,933	$—	$—	$4,458,242	$71,862,933

MSF-17

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio (formerly BlackRock Strategic Value Portfolio)

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$2,197,179	$—	$29,422,114	$(309,147,796)	$(277,528,503)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future realized capital gains. As of December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$121,638,458	$187,509,338	$309,147,796

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$(939,694)

8.	RECENT ACCOUNTING PRONOUNCEMENT

The Portfolio adopted Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”, effective March 31, 2010. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

9.	SUBSEQUENT EVENTS

Management completed an evaluation of the impact of all subsequent events on the Portfolio’s financial statements and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

MSF-18

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-19

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Managed by Neuberger Berman Management LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2010, the Class A, B, and E shares of the Neuberger Berman Mid Cap Value Portfolio returned -3.06%, -3.13%, and -3.11%, respectively, compared to its benchmark, the Russell Midcap Value Index1, which returned -0.88%.

MARKET ENVIRONMENT/CONDITIONS

While the year started off strongly, the bull market spawned by optimism about the global economic recovery ended abruptly in late April due to investor concern over European sovereign debt woes, an engineered slowdown in China and a decelerating global economy. The May 6 “flash crash” and the Gulf of Mexico oil spill added to the gloom and further eroded investor confidence.

More recently, concern has spread to diminished prospects for the U.S. economy. There is now talk of not just economic slowdown, but a double dip recession, inspired by deteriorating economic data, costly regulatory reforms for major industries, the impending wind down of government stimulus, tight credit, declining stock values, a weak job market and looming tax hikes in 2011.

Over the first half of the year, seven of the ten Russell Midcap Value Index sectors declined. The worst performing sectors were Information Technology, Healthcare and Materials. The best performers were Financials, Consumer Staples and Telecommunications.

PORTFOLIO REVIEW/CURRENT POSITIONING

Energy sector investments were the most significant detractor relative to the Russell Mid Cap Value Index as the Portfolio’s holdings underperformed their benchmark counterparts. The Consumer Discretionary and Consumer Staples sectors also detracted from relative performance, as holdings in each sector declined versus near breakeven performance in Consumer Discretionary and gains in Consumer Staples holdings in the Index.

On the positive side, although our Industrials sector holdings recorded a small loss, they outperformed the corresponding benchmark sector component. An underweight in Information Technology, the worst performing Russell Midcap Value Index sector also enhanced relative returns.

During much of the period, we sought to upgrade the Portfolio as high quality opportunities evolved, which benefited shareholders over the last year. We have taken profits in a few companies that have reached our price targets. However, in general we believe that many of the stocks that have performed so well in the Portfolio over the last year remain good long-term values.

We believe that the pace of economic recovery appears uncertain, and we are concerned about the extent to which global fiscal and regulatory policies complicate the recovery picture.

Market performance in the second quarter was dominated by extreme risk aversion and a short-term trading orientation with seemingly little regard for valuation. We continue to value companies based on “normalized” earnings, without a strong view on the economy. We believe our strategy is well positioned for a market in which fundamentals and valuation will matter more than they have during the past six months.

Basu Mullick

Portfolio Manager

Neuberger Berman Management LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2010

	6 Months	1 Year	5 Year	10 Year	Since Inception[2]
Neuberger Berman Mid Cap Value Portfolio
Class A	-3.06	30.48	-1.10	5.64	—
Class B	-3.13	30.18	-1.33	—	3.97
Class E	-3.11	30.34	-1.25	—	4.10
Russell Midcap Value Index	-0.88	28.91	0.71	7.55	—

1 The Russell Midcap® Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and higher forecasted growth values.

2 Inception dates of the Class A, Class B and Class E shares are 11/9/98, 5/1/01 and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may flucuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2010

Top Holdings

% of Net Assets
NBTY, Inc.	2.2
Owens Corning	2.1
Whiting Petroleum Corp.	2.1
AmerisourceBergen Corp.	1.9
Dr. Pepper Snapple Group, Inc.	1.9
Fifth Third Bancorp	1.8
Newfield Exploration Co.	1.8
Teck Resources, Ltd. (Class B)	1.8
The McGraw-Hill Cos., Inc.	1.8
Moody’s Corp.	1.7

Top Sectors

% of Net Assets
Financials	25.4
Consumer Discretionary	14.7
Industrials	12.1
Energy	10.7
Health Care	7.7
Utilities	7.5
Consumer Staples	5.9
Cash & Equivalents	5.4
Materials	5.3
Information Technology	5.3

MSF-2

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 through June 30, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Neuberger Berman Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid during period* January 1, 2010 to June 30, 2010
Class A	Actual	0.70%	$1,000.00	$969.41	$3.42
	Hypothetical	0.70%	$1,000.00	$1,021.28	$3.51

Class B	Actual	0.95%	$1,000.00	$968.72	$4.64
	Hypothetical	0.95%	$1,000.00	$1,020.02	$4.76

Class E	Actual	0.85%	$1,000.00	$968.94	$4.15
	Hypothetical	0.85%	$1,000.00	$1,020.52	$4.26

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-3

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—94.6% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.1%
Empresa Brasileira de Aeronautica S.A. (ADR) (a)	294,700	$6,173,965

Auto Components—3.5%
American Axle & Manufacturing Holdings, Inc. (b)	279,200	2,046,536
Lear Corp. (b)	131,400	8,698,680
WABCO Holdings, Inc.	297,400	9,362,152

		20,107,368

Automobiles—1.4%
Harley-Davidson, Inc. (a)	350,500	7,791,615

Beverages—1.9%
Dr. Pepper Snapple Group, Inc.	286,600	10,715,974

Building Products—2.9%
Masco Corp.	420,200	4,521,352
Owens Corning (b)	409,300	12,242,163

		16,763,515

Capital Markets—2.1%
Invesco, Ltd.	569,000	9,576,270
Jefferies Group, Inc. (a)	111,000	2,339,880

		11,916,150

Commercial Banks—8.3%
Comerica, Inc.	141,000	5,193,030
Fifth Third Bancorp	864,100	10,619,789
First Horizon National Corp. (a) (b)	217,507	2,490,458
KeyCorp.	356,600	2,742,254
Regions Financial Corp.	1,265,700	8,328,306
SunTrust Banks, Inc.	360,700	8,404,310
Synovus Financial Corp.	1,112,700	2,826,258
Zions Bancorporation (a)	316,800	6,833,376

		47,437,781

Construction & Engineering—1.4%
Chicago Bridge & Iron Co., NV (b)	418,300	7,868,223

Containers & Packaging—1.7%
Temple-Inland, Inc.	475,000	9,818,250

Diversified Financial Services—1.7%
Moody’s Corp. (a)	499,100	9,942,072

Electric Utilities—3.2%
Allegheny Energy, Inc.	206,800	4,276,624
DPL, Inc.	264,400	6,319,160
NV Energy, Inc.	671,300	7,928,053

		18,523,837

Electronic Equipment, Instruments & Components—2.7%
Anixter International, Inc. (a) (b)	175,300	7,467,780
Avnet, Inc. (b)	340,900	8,219,099

		15,686,879

Security Description	Shares	Value*

Energy Equipment & Services—1.5%
National Oilwell Varco, Inc.	123,400	$4,080,838
Oceaneering International, Inc. (b)	100,800	4,525,920

		8,606,758

Food Products—0.3%
The J. M. Smucker Co.	26,800	1,613,896

Health Care Providers & Services—6.2%
Aetna, Inc.	198,200	5,228,516
AmerisourceBergen Corp.	348,200	11,055,350
CIGNA Corp.	192,100	5,966,626
Coventry Health Care, Inc. (b)	262,150	4,634,812
Mednax, Inc. (b)	157,700	8,769,697

		35,655,001

Household Durables—2.5%
KB Home (a)	421,400	4,635,400
Whirlpool Corp. (a)	108,400	9,519,688

		14,155,088

Household Products—1.5%
Energizer Holdings, Inc. (b)	171,000	8,597,880

Independent Power Producers & Energy Traders—1.4%
NRG Energy, Inc. (a) (b)	375,600	7,966,476

Industrial Conglomerates—0.7%
McDermott International, Inc. (b)	184,200	3,989,772

Insurance—9.3%
Assurant, Inc.	285,560	9,908,932
Fidelity National Financial, Inc.	246,400	3,200,736
Lincoln National Corp.	386,697	9,392,870
PartnerRe, Ltd.	84,300	5,912,802
Principal Financial Group, Inc.	413,600	9,694,784
StanCorp Financial Group, Inc.	189,800	7,694,492
W.R. Berkley Corp. (a)	288,350	7,629,741

		53,434,357

IT Services—1.5%
Lender Processing Services, Inc.	277,399	8,685,363

Machinery—5.4%
AGCO Corp. (a) (b)	152,600	4,115,622
Bucyrus International, Inc.	156,000	7,402,200
Ingersoll-Rand plc	234,000	8,070,660
Navistar International Corp. (b)	82,700	4,068,840
Terex Corp. (a) (b)	403,900	7,569,086

		31,226,408

Media—2.5%
Cablevision Systems Corp. (Class A) (b)	168,046	4,034,785
The McGraw-Hill Cos., Inc.	359,200	10,107,888

		14,142,673

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Metals & Mining—3.6%
Cliffs Natural Resources, Inc.	98,700	$4,654,692
Teck Resources, Ltd. (Class B) (b)	347,500	10,279,050
United States Steel Corp. (a)	150,400	5,797,920

		20,731,662

Multi-Utilities—2.9%
Alliant Energy Corp.	190,500	6,046,470
CMS Energy Corp. (a)	513,400	7,521,310
DTE Energy Co.	66,800	3,046,748

		16,614,528

Multiline Retail—3.3%
J.C. Penney Co., Inc.	439,600	9,442,608
Macy’s, Inc.	528,000	9,451,200

		18,893,808

Oil, Gas & Consumable Fuels—9.8%
Cabot Oil & Gas Corp.	139,500	4,369,140
Denbury Resources, Inc. (b)	402,100	5,886,744
Newfield Exploration Co. (b)	214,700	10,490,242
Noble Corp.	221,800	6,855,838
Noble Energy, Inc.	106,000	6,394,980
Ship Finance International, Ltd. (a)	189,707	3,391,961
Southwestern Energy Co. (b)	171,200	6,615,168
Whiting Petroleum Corp. (a) (b)	155,710	12,210,778

		56,214,851

Personal Products—2.2%
NBTY, Inc. (b)	373,515	12,703,245

Pharmaceuticals—1.5%
Shire plc (ADR)	142,900	8,771,202

Real Estate Investment Trusts—4.0%
Alexandria Real Estate Equities, Inc.	48,000	3,041,760
Annaly Capital Management, Inc.	222,220	3,811,073
Boston Properties, Inc.	65,200	4,651,368
The Macerich Co.	143,563	5,357,771
Vornado Realty Trust	86,043	6,276,837

		23,138,809

Semiconductors & Semiconductor Equipment—1.0%
Lam Research Corp. (b)	158,300	6,024,898

Security Description	Shares	Value*

Specialty Retail—1.6%
Limited Brands, Inc.	420,600	$9,282,642

Total Common Stock (Identified Cost $520,831,033)		543,194,946

Short Term Investments—13.8%
Security Description	Shares/Par Amount	Value*

Mutual Funds—8.3%
State Street Navigator Securities Lending Prime Portfolio (c)	47,820,080	47,820,080

Repurchase Agreement—5.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/10 at 0.000% to be repurchased at $31,581,000 on 07/01/10, collateralized by $31,740,000 Federal National Mortgage Association due 12/17/18 with a value of $32,216,100.	$31,581,000	31,581,000

Total Short Term Investments (Identified Cost $79,401,080)		79,401,080

Total Investments—108.4% (Identified Cost $600,232,113) (d)		622,596,026
Liabilities in excess of other assets		(48,118,458)

Net Assets—100.0%		$574,477,568

(a)	All or a portion of the security was on loan. As of June 30, 2010, the market value of securities loaned was $45,970,528 and the collateral received consisted of cash in the amount of $47,820,080. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2010 was $600,232,113 and the composition of unrealized appreciation and depreciation of investment securities was $82,811,854 and $(60,447,941), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between level 1 and level 2 deemed significant (greater than 10% of total assets), if any, will be disclosed following the valuation table below. For the period ended June 30, 2010, there were no transfers between levels 1 and 2. For information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value of the Portfolio’s investments as of June 30, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$543,194,946	$—	$—	$543,194,946
Short Term Investments
Mutual Funds	47,820,080	—	—	47,820,080
Repurchase Agreement	—	31,581,000	—	31,581,000
Total Short Term Investments	47,820,080	31,581,000	—	79,401,080
Total Investments	$591,015,026	$31,581,000	$—	$622,596,026

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Statement of Assets & Liabilities

June 30, 2010 (Unaudited)

Assets
Investments at value (a)(b)		$622,596,026
Cash		971
Receivable for:
Fund shares sold		630,973
Accrued interest and dividends		699,151

Total Assets		623,927,121
Liabilities
Payable for:
Securities purchased	$914,129
Fund shares redeemed	174,241
Foreign taxes	44,462
Collateral for securities loaned	47,820,080
Accrued expenses:
Management fees	325,415
Distribution and service fees	65,370
Deferred directors’ fees	8,168
Other expenses	97,688

Total Liabilities		49,449,553

Net Assets		$574,477,568

Net assets consists of:
Paid in surplus		$758,569,713
Undistributed net investment income		1,777,394
Accumulated net realized losses		(208,230,941)
Unrealized appreciation on investments and foreign currency transactions		22,361,402

Net Assets		$574,477,568

Net Assets
Class A		$256,312,766
Class B		274,990,456
Class E		43,174,346

Capital Shares (Authorized) Outstanding
Class A (30,000,000)		16,660,524
Class B (30,000,000)		18,044,680
Class E (10,000,000)		2,813,769

Net Asset Value, Offering and Redemption Price Per Share
Class A		$15.38
Class B		15.24
Class E		15.34

(a)	Identified cost of investments was $600,232,113.
(b)	Includes securities on loan with a value of $45,970,528.

Statement of Operations

Six months ended June 30, 2010 (Unaudited)

Investment Income
Dividends (a)		$4,126,732
Interest (b)		73,575

		4,200,307
Expenses
Management fees	$2,013,271
Distribution and service fees—Class B	365,661
Distribution and service fees—Class E	35,853
Directors’ fees and expenses	19,782
Custodian and accounting	28,943
Audit and tax services	15,900
Legal	886
Shareholder reporting	74,331
Insurance	3,468
Miscellaneous	6,958

Total expenses	2,565,053
Less broker commission recapture	(22,422)	2,542,631

Net Investment Income		1,657,676

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	16,408,362
Foreign currency transactions	279	16,408,641

Net change in unrealized depreciation on:
Investments	(37,543,119)
Foreign currency transactions	(2,791)	(37,545,910)

Net realized and unrealized loss		(21,137,269)

Net Decrease in Net Assets From Operations		$(19,479,593)

(a)	Net of foreign taxes of $20,513.
(b)	Includes income on securities loaned of $72,623.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,657,676	$5,222,822
Net realized gain (loss)	16,408,641	(180,615,952)
Net change in unrealized appreciation (depreciation)	(37,545,910)	378,648,580

Increase (decrease) in net assets from operations	(19,479,593)	203,255,450

From Distributions to Shareholders
Net investment income
Class A	(2,388,727)	(6,245,351)
Class B	(2,003,445)	(2,807,473)
Class E	(356,111)	(536,880)

	(4,748,283)	(9,589,704)

Net realized capital gain
Class A	0	(124,286)
Class B	0	(68,895)
Class E	0	(12,272)

	0	(205,453)

Total distributions	(4,748,283)	(9,795,157)

Increase (decrease) in net assets from capital share transactions	8,501,361	(169,545,348)

Total increase (decrease) in net assets	(15,726,515)	23,914,945

Net Assets
Beginning of the period	590,204,083	566,289,138

End of the period	$574,477,568	$590,204,083

Undistributed Net Investment Income
End of the period	$1,777,394	$4,868,001

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	874,951	$15,041,662	2,204,936	$25,818,845
Reinvestments	130,389	2,388,727	583,835	6,369,637
Redemptions	(1,106,851)	(18,632,853)	(17,126,946)	(198,691,249)

Net decrease	(101,511)	$(1,202,464)	(14,338,175)	$(166,502,767)

Class B
Sales	1,799,147	$30,372,003	2,484,332	$30,789,008
Reinvestments	110,322	2,003,445	265,838	2,876,368
Redemptions	(1,298,270)	(21,413,691)	(2,623,326)	(32,467,528)

Net increase	611,199	$10,961,757	126,844	$1,197,848

Class E
Sales	298,384	$5,047,679	320,294	$4,146,064
Reinvestments	19,481	356,111	50,427	549,152
Redemptions	(399,355)	(6,661,722)	(734,503)	(8,935,645)

Net decrease	(81,490)	$(1,257,932)	(363,782)	$(4,240,429)

Increase (decrease) derived from capital share transactions		$8,501,361		$(169,545,348)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2010		Year ended December 31,
			2009		2008	2007	2006	2005
Net Asset Value, Beginning of Period	$15.99		$11.00		$21.26	$21.27	$20.97	$20.67

Income (Loss) from Investment Operations
Net investment income	0.06	(a)	0.14	(a)	0.20 (a)	0.27 (a)	0.18 (a)	0.12
Net realized and unrealized gain (loss) on investments	(0.53)		5.05		(10.10)	0.50	2.18	2.08

Total from investment operations	(0.47)		5.19		(9.90)	0.77	2.36	2.20

Less Distributions
Distributions from net investment income	(0.14)		(0.20)		(0.15)	(0.12)	(0.11)	(0.06)
Distributions from net realized capital gains	0.00		(0.00	)(e)	(0.21)	(0.66)	(1.95)	(1.84)

Total distributions	(0.14)		(0.20)		(0.36)	(0.78)	(2.06)	(1.90)

Net Asset Value, End of Period	$15.38		$15.99		$11.00	$21.26	$21.27	$20.97

Total Return (%)	(3.06	)(b)	48.09		(47.34)	3.45	11.45	12.27

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.70	(c)	0.72		0.69	0.69	0.73	0.76
Net ratio of expenses to average net assets (%) (d)	0.69	(c)	0.69		0.68	0.67	0.70	0.75
Ratio of net investment income to average net assets (%)	0.66	(c)	1.12		1.13	1.24	0.86	0.67
Portfolio turnover rate (%)	38	(c)	45		62	60	47	90
Net assets, end of period (in millions)	$256.31		$268.02		$342.21	$871.57	$544.07	$428.90

	Class B
	Six months ended June 30, 2010		Year ended December 31,
			2009		2008	2007	2006	2005
Net Asset Value, Beginning of Period	$15.83		$10.88		$21.03	$21.05	$20.78	$20.51

Income (Loss) from Investment Operations
Net investment income	0.03	(a)	0.11	(a)	0.16 (a)	0.21 (a)	0.12 (a)	0.07
Net realized and unrealized gain (loss) on investments	(0.51)		5.00		(10.00)	0.50	2.16	2.06

Total from investment operations	(0.48)		5.11		(9.84)	0.71	2.28	2.13

Less Distributions
Distributions from net investment income	(0.11)		(0.16)		(0.10)	(0.07)	(0.06)	(0.02)
Distributions from net realized capital gains	0.00		(0.00	)(e)	(0.21)	(0.66)	(1.95)	(1.84)

Total distributions	(0.11)		(0.16)		(0.31)	(0.73)	(2.01)	(1.86)

Net Asset Value, End of Period	$15.24		$15.83		$10.88	$21.03	$21.05	$20.78

Total Return (%)	(3.13	)(b)	47.74		(47.47)	3.19	11.20	11.93

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.95	(c)	0.97		0.94	0.94	0.98	1.01
Net ratio of expenses to average net assets (%) (d)	0.94	(c)	0.94		0.93	0.92	0.95	0.99
Ratio of net investment income to average net assets (%)	0.42	(c)	0.85		0.94	0.97	0.61	0.46
Portfolio turnover rate (%)	38	(c)	45		62	60	47	90
Net assets, end of period (in millions)	$274.99		$276.02		$188.36	$361.25	$312.19	$209.45

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six months ended June 30, 2010		Year ended December 31,
			2009		2008	2007	2006	2005
Net Asset Value, Beginning of Period	$15.94		$10.96		$21.18	$21.19	$20.90	$20.61

Income (Loss) from Investment Operations
Net investment income	0.04	(a)	0.12	(a)	0.18 (a)	0.23 (a)	0.15 (a)	0.10
Net realized and unrealized gain (loss) on investments	(0.51)		5.04		(10.07)	0.51	2.17	2.06

Total from investment operations	(0.47)		5.16		(9.89)	0.74	2.32	2.16

Less Distributions
Distributions from net investment income	(0.13)		(0.18)		(0.12)	(0.09)	(0.08)	(0.03)
Distributions from net realized capital gains	0.00		(0.00	)(e)	(0.21)	(0.66)	(1.95)	(1.84)

Total distributions	(0.13)		(0.18)		(0.33)	(0.75)	(2.03)	(1.87)

Net Asset Value, End of Period	$15.34		$15.94		$10.96	$21.18	$21.19	$20.90

Total Return (%)	(3.11	)(b)	47.83		(47.39)	3.27	11.28	12.08

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	(c)	0.87		0.84	0.84	0.88	0.91
Net ratio of expenses to average net assets (%) (d)	0.84	(c)	0.84		0.83	0.82	0.85	0.90
Ratio of net investment income to average net assets (%)	0.51	(c)	0.96		1.02	1.06	0.72	0.52
Portfolio turnover rate (%)	38	(c)	45		62	60	47	90
Net assets, end of period (in millions)	$43.17		$46.16		$35.72	$82.09	$88.88	$92.70

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of broker commission recapture credits as detailed in the Notes to Financial Statements.
(e)	Distributions from net realized capital gains were less than $0.01.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The Neuberger Berman Mid Cap Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the

MSF-11

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”).

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to capital loss carryforwards, real estate investment trusts (REIT) adjustments and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through

MSF-12

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2010	% per Annum	Average Daily Net Assets
$2,013,271	0.650%	Of the first $1.0 billion
	0.600%	On amounts in excess of $1.0 billion

MSF-13

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Neuberger Berman Management LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife Advisers is an affiliate of MetLife and MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2010 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$111,915,340	$0	$120,013,658

5.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts it’s exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

MSF-14

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$9,614,238	$8,133,386	$180,919	$13,102,657	$—	$—	$9,795,157	$21,236,043

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total
$4,872,079	$—	$37,637,361	$(202,369,632)	$(159,860,192)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future realized capital gains. As of December 31, 2009, the Portfolio had $202,369,632 in capital loss carryforwards expiring on December 31, 2017.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$—

7.	RECENT ACCOUNTING PRONOUNCEMENT

The Portfolio adopted Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”, effective March 31, 2010. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

8.	SUBSEQUENT EVENTS

Management completed an evaluation of the impact of all subsequent events on the Portfolio’s financial statements and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

MSF-15

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-16

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Managed by OppenheimerFunds, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2010, the Class A, B and E shares of the Oppenheimer Global Equity Portfolio returned -7.63%, -7.70%, and -7.62%, respectively, compared to its benchmark, the Morgan Stanley Capital International (MSCI) World Index1 , which returned -9.84% respectively.

MARKET ENVIRONMENT/CONDITIONS

As we moved through the first six months of 2010, we saw very strong swings in investor sentiment. While global economic data showed that growth generally accelerated during the reporting period and many company earnings reports exceeded market expectations, the global equity markets reacted negatively to heightened awareness of perceived risk in the marketplace, in particular sovereign debt risk.

At the end of the period, world growth appeared to be stuttering. Tightening in many emerging markets began to slow these economies back to more sustainable growth rates and stimulus packages were being withdrawn or curtailed in many countries. Much of Europe, which generates about a third of world Gross Domestic Product, has embarked on severe austerity packages. In the final six weeks of the reporting period, we saw the markets correct due to the growing fear of a global double-dip recession.

We have also written before about our belief that much of the European financial sector is undercapitalized. At the end of the period, we were concerned that the new round of stress tests would highlight this and generate another round of capital-raising. If the stress tests prove insufficiently robust or transparent, the impact on confidence could be sharply negative. But all is not gloom and doom. Cost cutting and productivity gains were generating a lot of momentum for earnings growth at a time when equities are at historically low valuations. European markets were trading at little more than 10 times consensus earnings and the S&P 500 at a little over 12 times.

PORTFOLIO REVIEW/CURRENT POSITIONING

Overall, the Portfolio outperformed in seven of ten sectors versus the Index for the period. Our bottom-up approach drives our sector and geographic allocations. We most often find companies with the characteristics that we seek in three sectors: information technology, industrials and consumer discretionary, where we typically maintain heavy overweight positions versus the Index. These three sectors make up approximately 60% of the Portfolio as opposed to roughly one-third of the Index. It is encouraging to report that these three sectors were the biggest contributors to relative performance during the reporting period.

In information technology, Telefonaktiebolaget LM Ericsson, our largest holding at period end, was our best performer. There were other notable successes in the sector. Intuit, Inc., Infosys Technologies, Ltd. and Altera Corp. were all among the top five performers. Within industrials, Assa Abloy AB, Siemens AG and Koninklijke Philips Electronics NV all contributed and in consumer discretionary McDonald’s Corp., Sirius XM Radio, Inc., and LVMH Moet Hennessy Louis Vuitton led the way.

The three sectors that underperformed for the Portfolio were financials, consumer staples and health care. It was a difficult period for a number of our financials holdings, including Credit Suisse Group, Société Générale S.A. and the U.K.’s Prudential plc, all of which we believe have very strong franchises and excellent long-term prospects. No stock in consumer staples was especially weak, but a number of our U.K. holdings saw profit taking in their stocks after very strong performances in 2009, which can cause a temporary decline in the price of a security. Examples included Tesco plc, Unilever plc and Reckitt Benckiser Group plc.

The Portfolio underwent a few structural changes during the reporting period. We increased our exposure to financials by around 2%, with the acquisition of quality companies in Europe, Japan and the U.S. We trimmed our weighting in consumer staples by a similar amount, largely because of the takeover of Cadbury plc by Kraft Foods, Inc. At the country level, the U.S., Japan and Spain have become a larger proportion of the Portfolio while the U.K. and France have been reduced. At period end we remained overweight in information technology, industrials and consumer discretionary. We finished the period underweight in energy, materials, telecommunication services, utilities, and also in financials, but to a lesser extent than at the beginning of the year.

At the end of the reporting period, we had approximately 36% of the Portfolio invested in the U.S., which we continue to believe is the largest and most innovative economy in the world. The second largest allocation was to Japan, followed by Germany, Sweden, the United Kingdom, Switzerland and France. Just under 10% of the Portfolio was invested in emerging markets, roughly the same weighting as at the start of the year.

Rajeev Bhaman, CFA

Portfolio Manager

OppenheimerFunds, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2010

	6 Months	1 Year	5 Year	10 Year	Since Inception[2]
Oppenheimer Global Equity Portfolio
Class A	-7.63	14.97	1.85	1.78	—
Class B	-7.70	14.80	1.57	—	3.51
Class E	-7.62	14.88	1.70	—	2.46
MSCI World Index	-9.84	10.20	0.06	-1.02	—

1 The Morgan Stanley Capital International (MSCI) World® Index is a capitalization weighted index that measures performance of stocks from developed countries around the world. The index returns shown were calculated with net dividends; they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception dates of the Class A, Class B and Class E shares are 3/3/97, 4/26/04 and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2010

Top Holdings

% of Net Assets
Telefonaktiebolaget LM Ericsson (Class B)	4.7
Siemens AG	2.6
Credit Suisse Group AG	2.2
eBay, Inc.	2.0
Intuit, Inc.	2.0
Juniper Networks, Inc.	1.9
Infosys Technologies, Ltd.	1.9
McDonald’s Corp.	1.8
SAP AG	1.8
LVMH Moet Hennessy Louis Vuitton S.A.	1.7

Top Countries

% of Net Assets
United States	36.0
Japan	10.9
Germany	7.6
Sweden	7.4
Switzerland	6.5
United Kingdom	5.9
France	4.6
Netherlands	3.5
Mexico	3.2
India	2.4

MSF-2

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 through June 30, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Oppenheimer Global Equity Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses paid during period* January 1, 2010 to June 30, 2010
Class A	Actual	0.61%	$1,000.00	$923.68	$2.91
	Hypothetical	0.61%	$1,000.00	$1,021.73	$3.06

Class B	Actual	0.86%	$1,000.00	$923.03	$4.10
	Hypothetical	0.86%	$1,000.00	$1,020.47	$4.31

Class E	Actual	0.76%	$1,000.00	$923.80	$3.63
	Hypothetical	0.76%	$1,000.00	$1,020.97	$3.81

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-3

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—97.8% of Net Assets

Security Description	Shares	Value*

Brazil—1.7%
Companhia de Bebidas das Americas (ADR)	55,850	$5,641,408
Empresa Brasileira de Aeronautica S.A. (ADR) (a)	241,410	5,057,540

		10,698,948

Canada—0.5%
Husky Energy, Inc. (b)	127,900	3,043,889

Finland—0.8%
Fortum Oyj (a)	210,980	4,668,100

France—4.6%
LVMH Moet Hennessy Louis Vuitton S.A.	101,071	11,065,241
Société Générale	87,096	3,560,916
Technip S.A.	118,250	6,767,049
Total S.A.	169,118	7,564,667

		28,957,873

Germany—6.9%
Allianz SE	82,246	8,208,138
Bayer AG (a)	23,492	1,317,383
Bayerische Motoren Werke AG (a)	50,996	2,479,091
Linde AG (a)	32,504	3,430,308
SAP AG (a)	246,008	10,982,529
Siemens AG	184,029	16,551,675

		42,969,124

India—2.4%
Infosys Technologies, Ltd.	195,126	11,656,827
Wire & Wireless India, Ltd. (b)	570,457	192,329
Zee Telefilms, Ltd.	527,660	3,462,150

		15,311,306

Ireland—1.1%
XL Group plc (USD)	413,410	6,618,694

Italy—1.9%
Bulgari S.p.A. (a)	486,500	3,506,137
Lottomatica S.p.A.	85,900	1,112,391
Prysmian S.p.A.	158,900	2,294,265
Tod’s S.p.A.	73,900	4,682,580

		11,595,373

Japan—10.8%
Fanuc, Ltd. (a)	33,800	3,788,167
Hoya Corp.	275,500	5,843,995
KDDI Corp.	1,408	6,681,337
Keyence Corp.	25,600	5,883,001
Kyocera Corp. (a)	43,100	3,476,946
Mitsubishi Tanabe Pharma Corp. (a)	209,000	3,179,704
Murata Manufacturing Co., Ltd.	141,300	6,722,978
Nidec Corp.	44,600	3,731,630
Nintendo Co., Ltd. (a)	16,400	4,772,402
Secom Co., Ltd.	106,500	4,723,987
Sony Corp.	363,928	9,677,249
Sumitomo Mitsui Financial Group, Inc.	186,500	5,259,669

Security Description	Shares	Value*

Japan—(Continued)
The Dai-ichi Life Insurance Co., Ltd.	3,006	$4,129,772

		67,870,837

Mexico—3.2%
Fomento Economico Mexicano S.A. de C.V. (a)	1,946,360	8,497,163
Grupo Modelo S.A.B. de C.V.	1,051,410	5,235,066
Grupo Televisa S.A. (ADR)	364,470	6,345,423

		20,077,652

Netherlands—3.5%
European Aeronautic Defense & Space Co. NV	374,147	7,673,254
Koninklijke Philips Electronics NV (a)	313,548	9,393,422
TNT NV	199,965	5,065,520

		22,132,196

Panama—1.6%
Carnival Corp.	330,970	10,008,533

South Korea—0.1%
Shinsegae Co., Ltd.	1,528	659,598

Spain—2.3%
Banco Bilbao Vizcaya Argentaria S.A.	614,200	6,368,507
Inditex S.A.	144,690	8,247,741

		14,616,248

Sweden—7.4%
Assa Abloy AB (Series B) (a)	526,200	10,554,984
Investor AB (a)	395,625	6,439,658
Telefonaktiebolaget LM Ericsson (Class B) (a)	2,634,096	29,494,679

		46,489,321

Switzerland—6.5%
Basilea Pharmaceutica (b)	7,851	435,332
Credit Suisse Group AG	373,168	14,028,961
Nestle S.A.	148,469	7,165,619
Roche Holding AG	55,066	7,563,967
Transocean, Ltd. (USD) (b)	108,558	5,029,492
UBS AG	512,801	6,799,357

		41,022,728

Taiwan—2.0%
MediaTek, Inc.	425,257	5,931,069
Taiwan Semiconductor Manufacturing Co., Ltd.	3,524,498	6,590,462

		12,521,531

United Kingdom—5.9%
3i Group plc (b)	685,209	2,701,619
HSBC Holdings plc (HKD)	956,414	8,761,681
Prudential plc	780,322	5,850,941
Tesco plc	944,899	5,322,364
Unilever plc	303,037	8,079,545
Vodafone Group plc	2,971,081	6,159,201

		36,875,351

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

United States—34.6%
3M Co.	130,270	$10,290,027
Adobe Systems, Inc. (b)	262,270	6,931,796
Aetna, Inc.	276,200	7,286,156
Aflac, Inc.	183,700	7,838,479
Altera Corp. (a)	440,430	10,927,068
Amylin Pharmaceuticals, Inc. (a) (b)	197,300	3,709,240
Automatic Data Processing, Inc.	220,210	8,865,655
Colgate-Palmolive Co.	119,800	9,435,448
Corning, Inc.	444,910	7,185,296
Dendreon Corp. (a) (b)	62,500	2,020,625
eBay, Inc. (b)	639,530	12,541,183
Emerson Electric Co.	122,600	5,356,394
Fidelity National Financial, Inc.	256,300	3,329,337
InterMune, Inc. (b)	82,000	766,700
Intuit, Inc. (a) (b)	360,020	12,517,895
Juniper Networks, Inc. (b)	514,800	11,747,736
Lockheed Martin Corp.	49,280	3,671,360
Maxim Integrated Products, Inc. (a)	362,790	6,069,477
McDonald’s Corp. (a)	171,700	11,309,879
Microsoft Corp.	454,360	10,454,824
Raytheon Co.	119,750	5,794,703
Regeneron Pharmaceuticals, Inc. (a) (b)	53,490	1,193,897
Seattle Genetics, Inc. (a) (b)	183,486	2,199,997
Shuffle Master, Inc. (a) (b)	166,100	1,330,461
SLM Corp. (a) (b)	728,000	7,563,920
The Goldman Sachs Group, Inc.	40,200	5,277,054
The Walt Disney Co.	336,760	10,607,940
Theravance, Inc. (a) (b)	154,280	1,939,300
Tiffany & Co. (a)	232,200	8,802,702
Wal-Mart Stores, Inc.	187,710	9,023,220
WellPoint, Inc. (b)	162,300	7,941,339
Zimmer Holdings, Inc. (b)	60,700	3,280,835

		217,209,943

Total Common Stock (Identified Cost $700,180,567)		613,347,245

Preferred Stock—0.8%

Germany—0.8%
Bayerische Motoren Werke AG	138,738	4,892,601

Total Preferred Stock (Identified Cost $4,274,544)		4,892,601

Short Term Investments—4.1%
Security Description	Shares/Par Amount	Value*

United States—4.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/10 at 0.000% to be repurchased at $1,046,000 on 07/01/10, collateralized by $1,045,000 Federal Home Loan Bank due 09/17/10 with a value of $1,067,259.	$1,046,000	$1,046,000
State Street Navigator Securities Lending Prime Portfolio (c)	25,034,424	25,034,424

Total Short Term Investments (Identified Cost $26,080,424)		26,080,424

Total Investments—102.7% (Identified Cost $730,535,535) (d)		644,320,270
Liabilities in excess of other assets		(17,064,648)

Net Assets—100.0%		$627,255,622

(a)	All or a portion of the security was on loan. As of June 30, 2010, the market value of securities loaned was $23,825,757 and the collateral received consisted of cash in the amount of $25,034,424. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2010 was $730,539,434 and the composition of unrealized appreciation and depreciation of investment securities was $36,094,009 and $(122,313,173), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(HKD)—	Hong Kong Dollar
(USD)—	U.S. Dollar

Ten Largest Industries as of June 30, 2010	% of Net Assets
Software	7.2
Communications Equipment	6.6
Semiconductors & Semiconductor Equipment	5.8
Insurance	5.7
Capital Markets	4.6
Industrial Conglomerates	4.3
Electronic Equipment, Instruments & Components	4.2
Commercial Banks	3.8
Hotels, Restaurants & Leisure	3.8
Aerospace & Defense	3.5

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between level 1 and level 2 deemed significant (greater than 10% of total assets), if any, will be disclosed following the valuation table below. For the period ended June 30, 2010, there were no transfers between levels 1 and 2. For information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value of the Portfolio’s investments as of June 30, 2010:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Brazil	$10,698,948	$—	$—	$10,698,948
Canada	—	3,043,889	—	3,043,889
Finland	—	4,668,100	—	4,668,100
France	—	28,957,873	—	28,957,873
Germany	—	42,969,124	—	42,969,124
India	—	15,311,306	—	15,311,306
Ireland	6,618,694	—	—	6,618,694
Italy	—	11,595,373	—	11,595,373
Japan	—	67,870,837	—	67,870,837
Mexico	6,345,423	13,732,229	—	20,077,652
Netherlands	—	22,132,196	—	22,132,196
Panama	10,008,533	—	—	10,008,533
South Korea	—	659,598	—	659,598
Spain	—	14,616,248	—	14,616,248
Sweden	—	46,489,321	—	46,489,321
Switzerland	5,029,492	35,993,236	—	41,022,728
Taiwan	—	12,521,531	—	12,521,531
United Kingdom	—	36,875,351	—	36,875,351
United States	217,209,943	—	—	217,209,943
Total Common Stock	255,911,033	357,436,212	—	613,347,245
Total Preferred Stock *	—	4,892,601	—	4,892,601
Short Term Investments
United States	25,034,424	1,046,000	—	26,080,424
Total Investments	$280,945,457	$363,374,813	$—	$644,320,270

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Statement of Assets & Liabilities

June 30, 2010 (Unaudited)

Assets
Investments at value (a)(b)		$644,320,270
Cash		943
Cash denominated in foreign currencies (c)		6,830,261
Receivable for:
Securities sold		658,140
Fund shares sold		204,808
Accrued interest and dividends		802,369
Foreign taxes		317,131

Total Assets		653,133,922
Liabilities
Payable for:
Securities purchased	$44,988
Fund shares redeemed	326,121
Foreign taxes	33,640
Collateral for securities loaned	25,034,424
Accrued expenses:
Management fees	283,693
Distribution and service fees	47,351
Deferred directors’ fees	8,168
Other expenses	99,915

Total Liabilities		25,878,300

Net Assets		$627,255,622

Net assets consists of:
Paid in surplus		$772,227,243
Undistributed net investment income		5,613,060
Accumulated net realized losses		(63,873,215)
Unrealized depreciation on investments and foreign currency transactions		(86,711,466)

Net Assets		$627,255,622

Net Assets
Class A		$400,566,597
Class B		214,137,289
Class E		12,551,736

Capital Shares (Authorized) Outstanding
Class A (55,000,000)		32,622,048
Class B (30,000,000)		17,502,511
Class E (5,000,000)		1,025,208

Net Asset Value, Offering and Redemption Price Per Share
Class A		$12.28
Class B		12.23
Class E		12.24

(a)	Identified cost of investments was $730,535,535.
(b)	Includes securities on loan with a value of $23,825,757.
(c)	Identified cost of cash denominated in foreign currencies was $7,264,293.

Statement of Operations

Six months ended June 30, 2010 (Unaudited)

Investment Income
Dividends (a)		$8,716,490
Interest (b)		419,465

		9,135,955
Expenses
Management fees	$1,798,705
Distribution and service fees—Class B	285,087
Distribution and service fees—Class E	10,603
Directors’ fees and expenses	19,782
Custodian and accounting	175,050
Audit and tax services	10,850
Legal	951
Shareholder reporting	52,957
Insurance	4,340
Miscellaneous	8,545

Total expenses		2,366,870

Net Investment Income		6,769,085

Net Realized and Unrealized Loss
Net realized loss on:
Investments	(6,243,484)
Foreign currency transactions	(346,815)	(6,590,299)

Net change in unrealized depreciation on:
Investments	(51,635,884)
Foreign currency transactions	(404,789)	(52,040,673)

Net realized and unrealized loss		(58,630,972)

Net Decrease in Net Assets From Operations		$(51,861,887)

(a)	Net of foreign taxes of $909,024.
(b)	Includes income on securities loaned of $408,029.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:

From Operations
Net investment income	$6,769,085	$9,255,621
Net realized (loss)	(6,590,299)	(29,316,023)
Net change in unrealized appreciation (depreciation)	(52,040,673)	220,443,807

Increase (decrease) in net assets from operations	(51,861,887)	200,383,405

From Distributions to Shareholders
Net investment income
Class A	(6,911,023)	(9,775,857)
Class B	(3,116,554)	(4,189,342)
Class E	(203,520)	(291,634)

Total distributions	(10,231,097)	(14,256,833)

Decrease in net assets from capital share transactions	(2,652,796)	(20,363,421)

Total increase (decrease) in net assets	(64,745,780)	165,763,151

Net Assets
Beginning of the period	692,001,402	526,238,251

End of the period	$627,255,622	$692,001,402

Undistributed Net Investment Income
End of the period	$5,613,060	$9,075,072

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	546,489	$7,330,049	1,386,997	$15,418,557
Reinvestments	483,626	6,911,023	1,038,880	9,775,857
Redemptions	(1,917,275)	(25,769,351)	(4,188,391)	(45,267,580)

Net decrease	(887,160)	$(11,528,279)	(1,762,514)	$(20,073,166)

Class B
Sales	1,968,760	$26,740,133	2,794,182	$31,212,385
Reinvestments	218,706	3,116,554	446,149	4,189,342
Redemptions	(1,515,661)	(20,303,921)	(3,248,166)	(35,103,779)

Net increase (decrease)	671,805	$9,552,766	(7,835)	$297,948

Class E
Sales	85,125	$1,158,469	144,596	$1,633,493
Reinvestments	14,282	203,520	31,058	291,634
Redemptions	(152,129)	(2,039,272)	(229,872)	(2,513,330)

Net decrease	(52,722)	$(677,283)	(54,218)	$(588,203)

Decrease derived from capital share transactions		$(2,652,796)		$(20,363,421)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$13.48		$9.90	$17.50	$16.86	$15.11	$13.09

Income (Loss) From Investment Operations
Net investment income	0.14	(a)	0.19 (a)	0.30 (a)	0.21 (a)	0.21 (a)	0.12
Net realized and unrealized gain (loss) on investments	(1.13)		3.68	(7.06)	0.89	2.26	1.98

Total from investment operations	(0.99)		3.87	(6.76)	1.10	2.47	2.10

Less Distributions
Distributions from net investment income	(0.21)		(0.29)	(0.31)	(0.20)	(0.41)	(0.08)
Distributions from net realized capital gains	0.00		0.00	(0.53)	(0.26)	(0.31)	0.00

Total distributions	(0.21)		(0.29)	(0.84)	(0.46)	(0.72)	(0.08)

Net Asset Value, End of Period	$12.28		$13.48	$9.90	$17.50	$16.86	$15.11

Total Return (%)	(7.63	) (b)	40.31	(40.37)	6.49	16.59	16.22

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.61	(c)	0.64	0.61	0.61	0.66	0.93
Ratio of net investment income to average net assets (%)	2.05	(c)	1.68	2.16	1.19	1.37	0.87
Portfolio turnover rate (%)	23	(c)	14	20	17	73	115
Net assets, end of period (in millions)	$400.57		$451.64	$349.03	$653.91	$648.02	$226.04

	Class B
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$13.42		$9.86	$17.44	$16.81	$15.06	$13.04

Income (Loss) From Investment Operations
Net investment income	0.12	(a)	0.16 (a)	0.26 (a)	0.16 (a)	0.17 (a)	0.05
Net realized and unrealized gain (loss) on investments	(1.13)		3.66	(7.04)	0.89	2.25	2.02

Total from investment operations	(1.01)		3.82	(6.78)	1.05	2.42	2.07

Less Distributions
Distributions from net investment income	(0.18)		(0.26)	(0.27)	(0.16)	(0.36)	(0.05)
Distributions from net realized capital gains	0.00		0.00	(0.53)	(0.26)	(0.31)	0.00

Total distributions	(0.18)		(0.26)	(0.80)	(0.42)	(0.67)	(0.05)

Net Asset Value, End of Period	$12.23		$13.42	$9.86	$17.44	$16.81	$15.06

Total Return (%)	(7.70	) (b)	39.80	(40.56)	6.26	16.35	15.98

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.86	(c)	0.89	0.86	0.86	0.91	1.18
Ratio of net investment income to average net assets (%)	1.82	(c)	1.42	1.91	0.94	1.09	0.53
Portfolio turnover rate (%)	23	(c)	14	20	17	73	115
Net assets, end of period (in millions)	$214.14		$225.88	$166.05	$285.12	$260.54	$27.79

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$13.43		$9.86	$17.44	$16.81	$15.06	$13.04

Income (Loss) From Investment Operations
Net investment income	0.13	(a)	0.17 (a)	0.28 (a)	0.18 (a)	0.18 (a)	0.11
Net realized and unrealized gain (loss) on investments	(1.13)		3.67	(7.05)	0.88	2.27	1.97

Total from investment operations	(1.00)		3.84	(6.77)	1.06	2.45	2.08

Less Distributions
Distributions from net investment income	(0.19)		(0.27)	(0.28)	(0.17)	(0.39)	(0.06)
Distributions from net realized capital gains	0.00		0.00	(0.53)	(0.26)	(0.31)	0.00

Total distributions	(0.19)		(0.27)	(0.81)	(0.43)	(0.70)	(0.06)

Net Asset Value, End of Period	$12.24		$13.43	$9.86	$17.44	$16.81	$15.06

Total Return (%)	(7.62	) (b)	40.07	(40.49)	6.31	16.51	16.11

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.76	(c)	0.79	0.76	0.76	0.81	1.08
Ratio of net investment income to average net assets (%)	1.90	(c)	1.54	2.01	1.04	1.13	0.71
Portfolio turnover rate (%)	23	(c)	14	20	17	73	115
Net assets, end of period (in millions)	$12.55		$14.48	$11.16	$24.79	$24.31	$20.67

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The Oppenheimer Global Equity Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the

MSF-11

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”).

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through

MSF-12

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Fund Concentration:

The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

MSF-13

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2010	% per Annum	Average daily net assets
$1,798,705	0.900%	Of the first $ 50 million
	0.550%	Of the next $50 million
	0.500%	Of the next $400 million
	0.475%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. OppenheimerFunds, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife Advisers is an affiliate of MetLife and MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2010 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$78,871,769	$0	$81,152,857

MSF-14

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

5.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard trades, the Portfolio restricts its exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$14,256,833	$16,346,159	$—	$27,775,562	$—	$—	$14,256,833	$44,121,721

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total
$10,114,258	$—	$(38,923,986)	$(54,064,833)	$(82,874,561)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future realized capital gains. As of December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$36,289,723	$17,775,110	$54,064,833

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$—

7.	RECENT ACCOUNTING PRONOUNCEMENT

The Portfolio adopted Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”, effective March 31, 2010. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the

MSF-15

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

8.	SUBSEQUENT EVENTS

Management completed an evaluation of the impact of all subsequent events on the Portfolio’s financial statements and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

MSF-16

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-17

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Managed By MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2010, the Class A, B, E and G shares of the Russell 2000 Index Portfolio returned -1.93%, -1.95%, -2.04%, and -2.02%, respectively, compared to its benchmark, the Russell 2000 Index1, which returned -1.95%.

MARKET ENVIRONMENT/CONDITIONS

The Russell 2000 Index rallied 8.9% in the first quarter before declining 9.9% in the second quarter. The positive return in the first quarter was primarily due to expectations that corporate earnings would continue to improve and that the labor market was finally stabilizing. The negative return in the second quarter was primarily due to concerns that the economic recovery was proceeding slower than expected and fears that Europe’s sovereign debt crisis would continue to spread and lead to another global recession. The unemployment rate dropped slightly from 9.7% in January to 9.5% in June, primarily due to a shrinking labor force. During the first six months, the Federal Open Market Committee met four times and maintained the target range for the Federal Funds Rate at 0.0% to 0.25%. Due to mixed economic data and subdued levels of inflation, the Federal Reserve stated they would continue to keep the Federal Funds Rate at exceptionally low levels for an extended period. In June, actual New Home Sales, Existing Home Sales, and Retail Sales numbers were much lower than expected when compared to the median forecasts in Bloomberg’s surveys of economists. However, the University of Michigan Survey of Consumer Confidence Sentiment Index rose to its highest level since February 2008.

Some of the factors driving the equity markets include corporate earnings, developments in the Federal Reserve’s interest rate policy, geopolitical concerns, energy prices, employment data and the value of the U.S. Dollar.

Three of the nine sectors comprising the Russell 2000 Index experienced positive returns for the first six months of 2010. Consumer Staples (3.0% beginning weight in the benchmark), up 2.1%, was the best-performing sector. The second best-performing sector was Consumer Discretionary (15.0% beginning weight), up 1.6%, providing the largest positive impact on the benchmark’s six-month return. Energy (4.8% beginning weight) was the worst performing sector, down 12.4%. The next worst-performing sectors were Materials & Processing (7.1% beginning weight), down 5.4% and Health Care (14.4% beginning weight), down 3.2%.

The stocks with the largest positive impact on the benchmark return for the first half of the year were Thoratec, up 63.0%; UAL, up 62.2%; and Salix Pharmaceuticals, up 53.7%. The stocks with the largest negative impact were Unisys, down 52.0%; Assured Guaranty, down 36.8%; and Human Genome Sciences, down 20.9%.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio is managed utilizing a stratified sampling strategy versus the Russell 2000 Index. This strategy seeks to replicate the performance of the Index by owning a subset of Index constituents and neutralizing exposures across sectors. The Portfolio is periodically rebalanced for compositional changes in the Russell 2000 Index. Factors that impact tracking error include sampling, transaction costs, cash drag, securities lending, NAV rounding, contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2010

	6 Months	1 Year	5 Year	10 Year	Since Inception[2]
Russell 2000 Index Portfolio
Class A	-1.93	21.42	0.18	2.61	—
Class B	-1.95	21.17	-0.05	—	3.68
Class E	-2.04	21.24	0.03	—	3.28
Class G	-2.02	21.14	—	—	25.16
Russell 2000 Index	-1.95	21.48	0.37	3.00	—

1 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000® Index.

2 Inception dates of the Class A, Class B, Class E and Class G shares are 11/9/98, 1/2/01, 5/1/01 and 4/28/09, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may flucuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2010

Top Holdings

% of Net Assets
iShares Russell 2000 Index Fund	2.7
Salix Pharmaceuticals, Ltd.	0.2
MFA Financial, Inc.	0.2
Jack Henry & Associates, Inc.	0.2
Highwoods Properties, Inc.	0.2
TIBCO Software, Inc.	0.2
Rock-Tenn Co.	0.2
Nordson Corp.	0.2
FirstMerit Corp.	0.2
ev3, Inc.	0.2

Top Sectors

% of Net Assets
Financials	20.4
Information Technology	17.1
Industrials	14.9
Health Care	13.2
Consumer Discretionary	13.2
Energy	4.9
Materials	4.8
Consumer Staples	3.1
Utilities	3.1
Telecommunications	1.0

MSF-2

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 through June 30, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Russell 2000 Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period* January 1, 2010 to June 30, 2010
Class A(a)	Actual	0.32%	$1,000.00	$980.70	$1.57
	Hypothetical	0.32%	$1,000.00	$1,023.18	$1.61

Class B(a)	Actual	0.57%	$1,000.00	$980.51	$2.80
	Hypothetical	0.57%	$1,000.00	$1,021.93	$2.86

Class E(a)	Actual	0.47%	$1,000.00	$979.59	$2.31
	Hypothetical	0.47%	$1,000.00	$1,022.43	$2.36

Class G(a)	Actual	0.62%	$1,000.00	$979.83	$3.04
	Hypothetical	0.62%	$1,000.00	$1,021.68	$3.11

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—95.7% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.8%
AAR Corp. (a)	21,887	$366,389
AeroVironment, Inc. (a)	8,967	194,853
American Science & Engineering, Inc.	5,081	387,223
Applied Signal Technology, Inc.	6,551	128,727
Argon ST, Inc. (a)	7,884	270,342
Astronics Corp. (b)	5,318	87,003
Ceradyne, Inc. (a)	14,365	306,980
Cubic Corp.	8,851	321,999
Curtiss-Wright Corp.	24,966	725,013
DigitalGlobe, Inc. (a)	14,796	389,135
Ducommun, Inc.	5,852	100,069
DynCorp International, Inc. (a)	8,558	149,936
Esterline Technologies Corp. (a)	15,372	729,401
GenCorp, Inc. (a) (b)	29,383	128,698
GeoEye, Inc. (a) (b)	10,978	341,855
HEICO Corp. (Class B) (b)	15,060	540,955
Herley Industries, Inc. (a)	7,594	108,291
Hexcel Corp. (a)	50,522	783,596
Kratos Defense & Security Solutions, Inc. (a)	8,724	91,602
Ladish Co., Inc. (a)	7,367	167,378
LMI Aerospace, Inc. (a) (b)	5,223	82,367
Moog, Inc. (a)	23,498	757,341
Orbital Sciences Corp. (a)	29,768	469,441
Stanley, Inc. (a) (b)	7,515	280,911
Taser International, Inc. (a)	34,479	134,468
Teledyne Technologies, Inc. (a)	19,156	739,039
Triumph Group, Inc. (b)	9,302	619,792

		9,402,804

Air Freight & Logistics—0.4%
Air Transport Services Group, Inc. (a)	33,136	157,727
Atlas Air Worldwide Holdings, Inc. (a)	13,822	656,545
Dynamex, Inc. (a)	6,006	73,273
Forward Air Corp. (b)	14,341	390,792
HUB Group, Inc. (a)	18,957	568,900
Pacer International, Inc. (a) (b)	21,625	151,159
Park-Ohio Holdings Corp. (a)	4,407	63,417

		2,061,813

Airlines—0.7%
AirTran Holdings, Inc. (a) (b)	75,721	367,247
Alaska Air Group, Inc. (a) (b)	18,583	835,306
Allegiant Travel Co. (a) (b)	8,437	360,175
Hawaiian Holdings, Inc. (a)	26,730	138,194
JetBlue Airways Corp. (a) (b)	131,106	719,772
Republic Airways Holdings, Inc. (a) (b)	19,607	119,799
Skywest, Inc. (b)	29,720	363,178
US Airways Group, Inc. (a) (b)	83,631	720,063

		3,623,734

Auto Components—0.7%
American Axle & Manufacturing Holdings, Inc. (a)	31,349	229,788
Amerigon, Inc. (a) (b)	13,640	100,663
Cooper Tire & Rubber Co.	32,939	642,310
Dana Holding Corp. (a)	75,574	755,740

Security Description	Shares	Value*

Auto Components—(Continued)
Dorman Products, Inc. (a) (b)	6,387	$129,848
Drew Industries, Inc. (a)	8,953	180,851
Exide Technologies (a)	40,883	212,591
Fuel Systems Solutions, Inc. (a) (b)	7,974	206,925
Hawk Corp. (a)	3,268	83,171
Modine Manufacturing Co. (a) (b)	26,485	203,405
Spartan Motors, Inc. (b)	19,530	82,026
Standard Motor Products, Inc. (b)	9,638	77,779
Stoneridge, Inc. (a) (b)	9,171	69,608
Superior Industries International, Inc.	13,180	177,139
Tenneco, Inc. (a)	32,280	679,817

		3,831,661

Automobiles—0.0%
Winnebago Industries, Inc. (a) (b)	16,165	160,680

Beverages—0.1%
Boston Beer Co., Inc. (a)	4,936	332,933
Coca-Cola Bottling Co. Consolidated (b)	2,376	113,858
Heckmann Corp. (a)	45,427	210,782
National Beverage Corp. (b)	7,440	91,363

		748,936

Biotechnology—3.0%
Acorda Therapeutics, Inc. (a)	20,142	626,618
Affymax, Inc. (a) (b)	9,927	59,363
Alkermes, Inc. (a)	48,970	609,677
Allos Therapeutics, Inc. (a) (b)	41,085	251,851
Alnylam Pharmaceuticals, Inc. (a) (b)	19,999	300,385
AMAG Pharmaceuticals, Inc. (a) (b)	11,699	401,861
Arena Pharmaceuticals, Inc. (a) (b)	57,841	177,572
Ariad Pharmaceuticals, Inc. (a) (b)	61,846	174,406
Arqule, Inc. (a) (b)	24,595	105,759
Array Biopharma, Inc. (a) (b)	29,351	89,521
AVI BioPharma, Inc. (a)	58,628	94,391
BioCryst Pharmaceuticals, Inc. (a) (b)	14,697	86,859
Biosante Pharmaceuticals, Inc. (a)	36,403	64,069
Biotime, Inc. (a)	12,040	74,166
Celera Corp. (a)	44,957	294,468
Celldex Therapeutics, Inc. (a) (b)	15,523	70,785
Cepheid, Inc. (a) (b)	31,839	510,061
Clinical Data, Inc. (a) (b)	4,145	51,564
Cubist Pharmaceuticals, Inc. (a)	30,201	622,141
Curis, Inc. (a) (b)	32,932	45,775
Cytokinetics, Inc. (a)	26,024	61,677
Cytori Therapeutics, Inc. (a)	17,135	59,630
Dyax Corp. (a) (b)	51,208	116,242
Dynavax Technologies Corp. (a)	40,560	75,442
Emergent Biosolutions, Inc. (a)	9,176	149,936
Enzon Pharmaceuticals, Inc. (a)	26,808	285,505
Exact Sciences Corp. (a)	19,942	87,745
Exelixis, Inc. (a) (b)	59,194	205,403
Genomic Health, Inc. (a) (b)	7,360	95,165
Geron Corp. (a) (b)	51,547	258,766
Halozyme Therapeutics, Inc. (a) (b)	36,602	257,678
Idenix Pharmaceuticals, Inc. (a) (b)	18,804	94,020

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Biotechnology—(Continued)
Immunogen, Inc. (a) (b)	37,463	$347,282
Immunomedics, Inc. (a) (b)	39,907	123,313
Incyte Corp., Ltd. (a) (b)	48,953	541,910
Inhibitex, Inc. (a)	27,869	71,066
InterMune, Inc. (a)	24,930	233,096
Ironwood Pharmaceuticals, Inc. (a)	11,073	131,990
Isis Pharmaceuticals, Inc. (a) (b)	53,285	509,937
Keryx Biopharmaceuticals, Inc. (a) (b)	28,382	103,878
Lexicon Pharmaceuticals, Inc. (a) (b)	92,559	118,476
Ligand Pharmaceuticals, Inc. (a)	65,913	96,233
MannKind Corp. (a) (b)	30,644	195,815
Martek Biosciences Corp. (a) (b)	18,510	438,872
Maxygen, Inc. (a) (b)	12,890	71,282
Medivation, Inc.	16,585	146,611
Metabolix, Inc. (a) (b)	14,556	208,296
Micromet, Inc. (a) (b)	43,750	273,000
Momenta Pharmaceuticals, Inc. (a)	20,615	252,740
Nabi Biopharmaceuticals (a) (b)	20,843	113,386
Neuralstem, Inc. (a)	23,930	59,825
Neurocrine Biosciences, Inc. (a)	28,871	161,678
Novavax, Inc. (a) (b)	37,702	81,813
NPS Pharmaceuticals, Inc. (a)	33,187	213,724
Omeros Corp. (a)	10,693	79,342
Onyx Pharmaceuticals, Inc. (a)	33,365	720,350
Opko Health, Inc. (a)	49,315	111,452
Orexigen Therapeutics, Inc. (a) (b)	12,587	52,865
Osiris Therapeutics, Inc. (a)	9,633	55,968
PDL BioPharma, Inc. (b)	66,828	375,573
Peregrine Pharmaceuticals, Inc. (a)	29,132	62,634
Pharmacyclics, Inc. (a)	20,649	137,522
Pharmasset, Inc. (a) (b)	15,774	431,261
Progenics Pharmaceuticals, Inc. (a) (b)	12,976	71,109
Rigel Pharmaceuticals, Inc. (a) (b)	28,365	204,228
Sangamo Biosciences, Inc. (a) (b)	24,849	92,190
Savient Pharmaceuticals, Inc. (a) (b)	35,468	446,897
Sciclone Pharmaceuticals, Inc. (a)	21,552	57,328
Seattle Genetics, Inc. (a)	43,283	518,963
SIGA Technologies, Inc. (a) (b)	15,576	119,935
Spectrum Pharmaceuticals, Inc. (a) (b)	27,557	108,023
StemCells, Inc. (a) (b)	70,747	66,502
Targacept, Inc. (a)	12,928	249,898
Theravance, Inc. (a)	34,091	428,524
Vanda Pharmaceuticals, Inc. (a) (b)	15,676	103,618
Vical, Inc. (a)	26,222	81,288
Ziopharm Oncology, Inc. (a)	27,306	86,833
Zymogenetics, Inc. (a)	29,337	123,802

		15,738,829

Building Products—0.7%
A.O. Smith Corp.	12,985	625,747
AAON, Inc. (b)	7,694	179,347
American Woodmark Corp. (b)	6,163	105,387
Ameron International Corp.	5,201	313,776
Apogee Enterprises, Inc. (b)	13,569	146,952
Builders FirstSource, Inc. (a)	25,048	60,115
Gibraltar Industries, Inc. (a)	14,856	150,046

Security Description	Shares	Value*

Building Products—(Continued)
Griffon Corp. (a)	24,495	$270,915
Insteel Industries, Inc.	9,958	115,712
NCI Building Systems, Inc. (a) (b)	10,596	88,689
Quanex Building Products Corp.	20,789	359,442
Simpson Manufacturing Co., Inc.	20,915	513,463
Trex Co., Inc. (a) (b)	8,855	177,897
Universal Forest Products, Inc.	11,105	336,593

		3,444,081

Capital Markets—2.1%
American Capital, Ltd. (a)	184,932	891,372
Apollo Investment Corp.	103,707	967,586
Arlington Asset Investment Corp.	3,810	71,742
Artio Global Investors, Inc.	15,576	245,166
BGC Partners, Inc.	28,307	144,649
BlackRock Kelso Capital Corp. (b)	30,656	302,575
Calamos Asset Management, Inc.	11,175	103,704
Capital Southwest Corp. (b)	1,383	121,580
Cohen & Steers, Inc. (b)	9,693	201,033
Cowen Group, Inc. (a)	20,306	83,255
Diamond Hill Investment Group, Inc. (a) (b)	1,546	87,643
Duff & Phelps Corp. (b)	14,889	188,048
Epoch Holding Corp. (b)	7,781	95,473
Evercore Partners, Inc. (b)	8,247	192,567
FBR Capital Markets Corp. (a)	29,104	96,916
Fifth Street Finance Corp.	22,047	243,178
Financial Engines, Inc. (a)	7,162	97,403
GAMCO Investors, Inc. (b)	4,186	155,719
GFI Group, Inc.	37,777	210,796
Gladstone Capital Corp. (b)	12,173	131,590
Gladstone Investment Corp.	14,338	83,591
Gleacher & Co., Inc. (a)	43,042	109,757
Golub Capital BDC, Inc.	4,236	61,083
Harris & Harris Group, Inc. (a) (b)	16,079	65,763
Hercules Technology Growth Capital, Inc.	20,027	184,449
HFF, Inc. (a)	10,855	76,745
International Assets Holding Corp. (a)	7,668	122,688
Investment Technology Group, Inc. (a)	23,464	376,832
Kayne Anderson Energy Development Co.	6,111	92,704
KBW, Inc. (a)	17,573	376,765
Knight Capital Group, Inc. (a) (b)	50,639	698,312
LaBranche & Co., Inc. (a) (b)	25,627	109,684
Ladenburg Thalmann Financial Services, Inc. (a)	51,205	64,006
Main Street Capital Corp.	6,875	102,644
MCG Capital Corp. (a)	37,839	182,762
MF Global Holdings, Ltd. (a) (b)	44,099	251,805
MVC Capital, Inc. (b)	13,488	174,265
NGP Capital Resources Co.	13,570	97,297
Oppenheimer Holdings, Inc. (b)	5,749	137,689
optionsXpress Holdings, Inc. (a)	23,378	367,970
PennantPark Investment Corp.	17,849	170,458
Penson Worldwide, Inc. (a) (b)	11,822	66,676
Piper Jaffray Cos. (a)	9,305	299,807
Prospect Capital Corp. (b)	35,507	342,643
Safeguard Scientifics, Inc. (a) (b)	11,857	125,210
Sanders Morris Harris Group, Inc.	12,429	68,981

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Capital Markets—(Continued)
Solar Capital, Ltd.	3,435	$66,158
Stifel Financial Corp. (a) (b)	16,742	726,435
SWS Group, Inc.	16,059	152,560
Thomas Weisel Partners Group, Inc. (a)	12,583	74,114
TICC Capital Corp. (b)	16,741	140,624
TradeStation Group, Inc. (a) (b)	19,835	133,886
Triangle Capital Corp. (b)	6,461	91,875
Westwood Holdings Group, Inc. (b)	3,352	117,823

		10,946,056

Chemicals—2.1%
A. Schulman, Inc.	16,210	307,342
American Vanguard Corp. (b)	8,773	69,570
Arch Chemicals, Inc.	12,207	375,243
Balchem Corp.	15,297	382,425
Calgon Carbon Corp. (a) (b)	30,355	401,900
Ferro Corp. (a) (b)	48,302	355,986
Georgia Gulf Corp. (a)	18,309	244,242
H.B. Fuller Co. (b)	27,235	517,193
Hawkins, Inc. (b)	5,274	126,998
Innophos Holdings, Inc.	11,603	302,606
Koppers Holdings, Inc.	11,847	266,320
Kraton Performance Polymers, Inc. (a)	6,503	122,191
Landec Corp. (a)	16,296	95,983
LSB Industries, Inc. (a)	8,002	106,507
Minerals Technologies, Inc. (b)	9,506	451,915
NewMarket Corp. (b)	5,303	463,058
Olin Corp. (b)	41,593	752,417
OM Group, Inc. (a)	17,169	409,652
Omnova Solutions, Inc. (a)	24,497	191,322
PolyOne Corp. (a)	51,999	437,832
Quaker Chemical Corp.	6,173	167,227
Rockwood Holdings, Inc. (a) (b)	27,978	634,821
Senomyx, Inc. (a) (b)	21,884	82,940
Sensient Technologies Corp. (b)	26,910	697,776
Solutia, Inc. (a)	64,962	851,002
Spartech Corp. (a)	18,201	186,560
Stepan Co. (b)	4,048	277,005
STR Holdings, Inc. (a) (b)	15,387	289,276
TPC Group, Inc. (a)	5,401	89,657
W.R. Grace & Co. (a) (b)	38,802	816,394
Westlake Chemical Corp.	10,662	197,993
Zep, Inc.	10,985	191,578
Zoltek Cos., Inc. (a)	15,344	129,964

		10,992,895

Commercial Banks—6.1%
1st Source Corp. (b)	8,143	137,780
1st United Bancorp, Inc. (a)	12,209	89,858
Alliance Financial Corp. (b)	2,584	71,835
American National Bankshares, Inc. (b)	3,852	82,394
Ameris Bancorp (b)	13,499	130,400
Ames National Corp. (b)	4,449	86,933
Arrow Financial Corp. (b)	5,072	117,163
Bancfirst Corp. (b)	4,227	154,243
Banco Latinoamericano de Exportaciones S.A.	13,911	173,748

Security Description	Shares	Value*

Commercial Banks—(Continued)
Bancorp, Inc. (a)	12,237	$95,816
Bank of Marin Bancorp	3,199	102,144
Bank of the Ozarks, Inc. (b)	7,390	262,123
Boston Private Financial Holdings, Inc. (b)	40,232	258,692
Bridge Bancorp, Inc.	3,797	92,191
Bryn Mawr Bank Corp. (b)	4,797	80,494
Camden National Corp. (b)	3,953	108,589
Capital City Bank Group, Inc. (b)	7,854	97,233
Cardinal Financial Corp.	17,067	157,699
Cathay General Bancorp	43,858	453,053
Center Financial Corp. (a) (b)	19,666	101,280
Centerstate Banks, Inc.	11,072	111,717
Chemical Financial Corp. (b)	13,525	294,575
Citizens & Northern Corp.	6,716	71,861
Citizens Republic Bancorp, Inc. (a)	225,701	191,846
City Holding Co. (b)	8,871	247,324
CoBiz Financial, Inc. (b)	17,832	117,513
Columbia Banking System, Inc. (b)	21,597	394,361
Community Bank System, Inc. (b)	18,418	405,749
Community Trust Bancorp, Inc. (b)	6,231	156,398
CVB Financial Corp. (b)	47,878	454,841
Danvers Bancorp, Inc. (b)	8,160	117,912
Eagle Bancorp, Inc. (a)	9,117	107,398
Enterprise Financial Services Corp.	6,930	66,805
Financial Institutions, Inc. (b)	6,461	114,747
First Bancorp (b)	9,633	139,582
First Bancorp, Inc. (b)	5,982	78,544
First Busey Corp.	28,814	130,527
First Commonwealth Financial Corp. (b)	47,729	250,577
First Community Bancshares, Inc. (b)	8,470	124,424
First Financial Bancorp (b)	32,133	480,388
First Financial Bankshares, Inc. (b)	11,621	558,854
First Financial Corp. (b)	4,727	122,004
First Interstate Bancsystem, Inc.	6,876	108,159
First Merchants Corp. (b)	14,938	126,674
First Midwest Bancorp, Inc. (b)	41,102	499,800
FirstMerit Corp. (b)	58,634	1,004,400
FNB Corp. (b)	61,268	491,982
German American Bancorp, Inc. (b)	6,759	103,413
Glacier Bancorp, Inc.	39,713	582,590
Great Southern Bancorp, Inc. (b)	6,069	123,261
Green Bancshares, Inc. (a) (b)	6,607	84,371
Hancock Holding Co. (b)	15,810	527,422
Heartland Financial USA, Inc. (b)	7,703	133,108
Heritage Financial Corp. (a) (b)	5,678	85,000
Home Bancshares, Inc. (b)	11,884	271,067
Hudson Valley Holding Corp.	6,520	150,742
Iberiabank Corp. (b)	14,703	756,910
Independent Bank Corp. (b)	11,835	292,088
International Bancshares Corp.	28,704	479,070
Investors Bancorp, Inc. (a)	27,454	360,197
Lakeland Bancorp, Inc. (b)	12,623	107,548
Lakeland Financial Corp.	9,208	183,976
MainSource Financial Group, Inc. (b)	12,295	88,155
MB Financial, Inc. (b)	28,968	532,722
Metro Bancorp, Inc. (a) (b)	7,532	92,945
MidWestOne Financial Group, Inc.	3,862	59,784

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Commercial Banks—(Continued)
Nara Bancorp, Inc. (a)	19,022	$160,355
National Bankshares, Inc.	4,218	102,202
National Penn Bancshares, Inc.	71,294	428,477
NBT Bancorp, Inc. (b)	19,197	392,003
Northfield Bancorp, Inc. (b)	10,092	130,994
Old National Bancorp	47,419	491,261
OmniAmerican Bancorp, Inc. (a)	7,185	81,119
Oriental Financial Group, Inc. (b)	18,555	234,906
Orrstown Financial Services, Inc.	3,094	68,470
Pacific Continental Corp. (b)	10,841	102,664
PacWest Bancorp (b)	15,528	284,318
Park National Corp. (b)	6,718	436,939
Peapack Gladstone Financial Corp.	5,387	63,028
Penns Woods Bancorp, Inc.	2,416	73,495
People’s Bancorp, Inc. (b)	6,285	91,133
Pinnacle Financial Partners, Inc. (a) (b)	18,820	241,837
PrivateBancorp, Inc. (b)	25,039	277,432
Prosperity Bancshares, Inc. (b)	25,017	869,341
Renasant Corp. (b)	12,711	182,403
Republic Bancorp, Inc. (Class A)	5,421	121,430
S&T Bancorp, Inc.	13,465	266,068
S.Y. Bancorp, Inc. (b)	7,089	162,905
Sandy Spring Bancorp, Inc. (b)	13,670	191,517
SCBT Financial Corp. (b)	7,106	250,273
Sierra Bancorp	5,440	62,560
Signature Bank (a)	21,105	802,201
Simmons First National Corp.	8,478	222,632
Southside Bancshares, Inc.	7,431	145,945
Southwest Bancorp, Inc.	11,006	146,270
State Bancorp, Inc. (b)	10,603	100,729
StellarOne Corp. (b)	12,984	165,806
Sterling Bancorp (b)	13,033	117,297
Sterling Bancshares, Inc.	46,070	216,990
Suffolk Bancorp (b)	5,523	170,882
Susquehanna Bancshares, Inc. (b)	71,446	595,145
SVB Financial Group (a) (b)	22,336	920,913
Taylor Capital Group, Inc. (a)	5,413	70,044
Texas Capital Bancshares, Inc. (a)	20,709	339,628
The First of Long Island Corp. (b)	3,358	86,334
Tompkins Financial Corp. (b)	3,788	142,997
Tower Bancorp, Inc. (b)	2,214	48,464
TowneBank (b)	11,846	172,004
TriCo Bancshares (b)	8,062	136,490
Trustmark Corp. (b)	32,788	682,646
UMB Financial Corp.	16,960	603,098
Umpqua Holdings Corp. (b)	62,474	717,202
Union First Market Bankshares Corp. (b)	9,844	120,687
United Bankshares, Inc. (b)	21,190	507,289
United Community Banks, Inc. (a)	46,715	184,524
Univest Corp. of Pennsylvania (b)	9,559	165,562
Virginia Commerce Bancorp, Inc. (a) (b)	11,348	70,925
Washington Banking Co.	9,167	117,246
Washington Trust Bancorp, Inc. (b)	5,886	100,297
Webster Finanical Corp.	36,046	646,665
WesBanco, Inc. (b)	12,861	216,708
West Bancorporation, Inc. (a)	9,719	66,186
West Coast Bancorp (a)	51,462	131,228

Security Description	Shares	Value*

Commercial Banks—(Continued)
Westamerica Bancorp (b)	15,734	$826,350
Western Alliance Bancorp (a)	31,877	228,558
Whitney Holding Corp.	51,824	479,372
Wilshire Bancorp, Inc. (b)	12,160	106,400
Wintrust Financial Corp. (b)	16,638	554,711

		31,730,554

Commercial Services & Supplies—2.4%
ABM Industries, Inc. (b)	27,975	586,076
ACCO Brands Corp. (a)	32,573	162,539
American Reprographics Co. (a)	21,042	183,697
APAC Customer Services, Inc. (a) (b)	16,478	93,925
ATC Technology Corp. (a)	10,188	164,231
Bowne & Co., Inc.	21,992	246,750
Cenveo, Inc. (a)	29,691	162,707
Clean Harbors, Inc. (a)	12,345	819,831
Consolidated Graphics, Inc. (a)	5,130	221,821
Cornell Cos., Inc. (a) (b)	5,647	151,735
Courier Corp.	6,154	75,140
Deluxe Corp. (b)	28,857	541,069
EnergySolutions, Inc. (b)	43,403	220,921
EnerNOC, Inc. (a) (b)	10,593	333,044
Ennis, Inc. (b)	14,123	211,986
Fuel Tech, Inc. (a)	10,672	67,447
G&K Services, Inc. (b)	10,384	214,430
Healthcare Services Group, Inc.	23,685	448,831
Herman Miller, Inc. (b)	31,115	587,140
HNI Corp.	25,028	690,522
Innerworkings, Inc. (a) (b)	12,474	85,197
Interface, Inc.	27,334	293,567
Kimball International, Inc. (Class B)	18,813	104,036
Knoll, Inc.	25,885	344,012
M&F Worldwide Corp. (a)	6,079	164,741
McGrath Rentcorp	13,375	304,682
Metalico, Inc. (a)	16,397	65,260
Mine Safety Appliances Co. (b)	14,970	370,957
Mobile Mini, Inc. (a) (b)	19,466	316,906
Multi-Color Corp.	6,895	70,605
Rollins, Inc.	24,176	500,201
Schawk, Inc.	6,937	103,708
Standard Parking Corp. (a)	8,683	137,452
Steelcase, Inc.	41,383	320,718
SYKES Enterprises, Inc. (a)	22,444	319,378
Team, Inc. (a)	9,082	118,520
Tetra Tech, Inc. (a)	33,211	651,268
The Brink’s Co.	25,861	492,135
The GEO Group, Inc. (a)	25,876	536,927
U.S. Ecology, Inc.	10,910	158,959
United Stationers, Inc.	13,129	715,137
Viad Corp.	11,786	208,023
Waste Services, Inc. (a)	14,710	171,519

		12,737,750

Communications Equipment—2.6%
Acme Packet, Inc. (a)	23,419	629,503
ADC Telecommunications, Inc. (a)	52,139	386,350

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Communications Equipment—(Continued)
ADTRAN, Inc. (b)	33,213	$905,719
Anaren, Inc. (a)	8,343	124,644
Arris Group, Inc. (a)	65,639	668,861
Aruba Networks, Inc. (a) (b)	39,211	558,365
Aviat Networks, Inc. (a)	31,258	113,467
Bel Fuse, Inc. (Class B)	6,585	108,718
BigBand Networks, Inc. (a)	27,547	83,192
Black Box Corp.	9,812	273,657
Blue Coat Systems, Inc. (a)	22,793	465,661
Comtech Telecommunications Corp. (a) (b)	15,803	472,984
DG FastChannel, Inc. (a)	13,643	444,489
Digi International, Inc. (a)	14,316	118,393
EMS Technologies, Inc. (a)	8,800	132,176
Emulex Corp. (a)	41,167	377,913
Extreme Networks (a)	50,140	135,378
Finisar Corp. (a)	40,305	600,544
Globecomm Systems, Inc. (a)	14,070	116,078
Harmonic, Inc. (a) (b)	52,317	284,604
Hughes Communications, Inc. (a)	5,195	126,394
Infinera Corp. (a) (b)	45,743	294,127
InterDigital, Inc. (a) (b)	24,128	595,720
Ixia (a)	17,936	154,070
KVH Industries, Inc. (a)	8,413	104,489
Loral Space & Communications, Inc. (a)	6,397	273,280
Netgear, Inc. (a)	18,973	338,478
Network Equipment Technologies, Inc. (a) (b)	16,766	58,513
Oclaro, Inc. (a)	26,529	294,207
Oplink Communications, Inc. (a) (b)	10,830	155,194
Palm, Inc. (a) (b)	91,013	517,864
PC-Tel, Inc. (a)	11,316	57,033
Plantronics, Inc.	26,558	759,559
Powerwave Technologies, Inc. (a) (b)	74,057	114,048
Riverbed Technology, Inc. (a) (b)	33,692	930,573
SeaChange International, Inc. (a)	11,822	97,295
ShoreTel, Inc. (a) (b)	25,559	118,594
Sonus Networks, Inc. (a)	115,150	312,056
Sycamore Networks, Inc. (a)	9,730	161,713
Symmetricom, Inc. (a)	25,522	129,907
Tekelec (a) (b)	34,632	458,528
UTStarcom, Inc. (a)	53,927	99,226
ViaSat, Inc. (a) (b)	18,094	589,141

		13,740,705

Computers & Peripherals—0.9%
3PAR, Inc. (a) (b)	21,055	196,022
ADPT Corp. (a)	44,157	127,614
Avid Technology, Inc. (a) (b)	17,001	216,423
Compellent Technologies, Inc. (a) (b)	12,631	153,088
Cray, Inc. (a)	19,023	106,148
Electronics for Imaging, Inc. (a) (b)	24,822	242,015
Hypercom Corp. (a)	25,167	116,775
Imation Corp. (a)	16,653	153,041
Immersion Corp. (a) (b)	16,446	83,217
Intermec, Inc. (a)	26,299	269,565
Intevac, Inc. (a)	10,996	117,327
Isilon Systems, Inc. (a)	15,516	199,225

Security Description	Shares	Value*

Computers & Peripherals—(Continued)
Netezza Corp. (a) (b)	27,206	$372,178
Novatel Wireless, Inc. (a) (b)	18,653	107,068
Presstek, Inc. (a) (b)	15,516	54,771
Quantum Corp. (a)	116,840	219,659
Rimage Corp. (a)	6,182	97,861
Silicon Graphics International Corp. (a) (b)	18,071	127,943
STEC, Inc. (a) (b)	21,917	275,278
Stratasys, Inc. (a) (b)	11,733	288,162
Super Micro Computer, Inc. (a)	12,145	163,958
Synaptics, Inc. (a) (b)	18,915	520,162
Xyratex, Ltd. (a)	16,304	230,702

		4,438,202

Construction & Engineering—0.8%
Comfort Systems USA, Inc.	21,659	209,226
Dycom Industries, Inc. (a)	22,810	195,026
EMCOR Group, Inc. (a)	35,828	830,135
Furmanite Corp. (a) (b)	21,557	85,581
Granite Construction, Inc. (b)	17,718	417,790
Great Lakes Dredge & Dock Corp.	32,033	192,198
Insituform Technologies, Inc. (a) (b)	20,173	413,143
Layne Christensen Co. (a)	10,438	253,330
MasTec, Inc. (a) (b)	29,193	274,414
Michael Baker Corp.	4,638	161,866
MYR Group, Inc. (a)	10,138	169,203
Northwest Pipe Co. (a)	4,794	91,086
Orion Marine Group, Inc. (a) (b)	14,575	206,965
Pike Electric Corp. (a)	10,661	100,427
Primoris Services Corp.	11,525	72,608
Sterling Construction Co., Inc. (a) (b)	8,227	106,457
Tutor Perini Corp. (a) (b)	15,024	247,596

		4,027,051

Construction Materials—0.1%
Headwaters, Inc. (a)	34,324	97,480
Texas Industries, Inc. (b)	11,251	332,355

		429,835

Consumer Finance—0.6%
Advance America Cash Advance Centers, Inc.	24,733	102,147
Cardtronics, Inc. (a)	14,720	190,771
Cash America International, Inc.	16,395	561,857
Credit Acceptance Corp. (a) (b)	3,586	174,889
Dollar Financial Corp. (a) (b)	13,657	270,272
Ezcorp., Inc. (a)	25,729	477,273
First Cash Financial Services, Inc. (a)	16,253	354,315
Nelnet, Inc.	14,274	275,203
The First Marblehead Corp. (a) (b)	37,226	87,481
World Acceptance Corp. (a) (b)	9,274	355,287

		2,849,495

Containers & Packaging—0.5%
AEP Industries, Inc. (a)	2,582	61,658
Boise, Inc. (a)	38,268	210,091
Graham Packaging Co., Inc. (a)	9,676	115,822

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Containers & Packaging—(Continued)
Graphic Packaging Holding Co. (a) (b)	57,446	$180,955
Myers Industries, Inc.	18,780	151,930
Rock-Tenn Co.	20,879	1,037,060
Silgan Holdings, Inc. (b)	28,616	812,122

		2,569,638

Distributors—0.0%
Audiovox Corp. (a)	10,535	77,432
Core-Mark Holding Co., Inc. (a)	5,639	154,509

		231,941

Diversified Consumer Services—1.2%
American Public Education, Inc. (a) (b)	9,943	434,509
Bridgepoint Education, Inc. (a)	10,625	167,981
Capella Education Co. (a) (b)	9,020	733,777
Coinstar, Inc. (a) (b)	16,796	721,724
Corinthian Colleges, Inc. (a) (b)	47,588	468,742
CPI Corp.	3,018	67,664
Grand Canyon Education, Inc. (a) (b)	16,799	393,601
K12, Inc. (a) (b)	13,883	307,925
Lincoln Educational Services Corp. (a) (b)	9,079	186,937
Mac-Gray Corp. (b)	7,254	80,809
Matthews International Corp.	16,648	487,453
Pre-Paid Legal Services, Inc. (a) (b)	4,154	188,965
Regis Corp. (b)	30,707	478,108
Sotheby’s (b)	35,848	819,844
Steiner Leisure, Ltd. (a)	8,240	316,746
Stewart Enterprises, Inc. (b)	47,112	254,876
Universal Technical Institute, Inc. (a)	11,178	264,248

		6,373,909

Diversified Financial Services—0.5%
Compass Diversified Holdings	17,670	236,955
Encore Capital Group, Inc. (a) (b)	6,785	139,839
Life Partners Holdings, Inc. (b)	5,041	103,139
MarketAxess Holdings, Inc.	13,683	188,688
Marlin Business Services Corp. (a) (b)	4,883	59,035
NewStar Financial, Inc. (a)	17,323	110,174
PHH Corp. (a) (b)	30,324	577,369
Pico Holdings, Inc. (a) (b)	11,180	335,065
Portfolio Recovery Associates, Inc. (a) (b)	8,610	574,976

		2,325,240

Diversified Telecommunication Services—0.6%
AboveNet, Inc. (a)	12,084	570,123
Alaska Communication Systems Group, Inc. (b)	21,438	182,009
Atlantic Tele-Network, Inc.	4,754	196,340
Cbeyond, Inc. (a) (b)	13,419	167,737
Cincinnati Bell, Inc. (a)	111,219	334,769
Cogent Communications Group, Inc. (a)	24,794	187,938
Consolidated Communications Holdings, Inc.	12,857	218,698
General Communication, Inc. (a)	25,459	193,234
Global Crossing, Ltd. (a) (b)	16,822	177,809
Globalstar, Inc. (a) (b)	37,583	57,878
IDT Corp. (a)	7,605	96,964

Security Description	Shares	Value*

Diversified Telecommunication Services—(Continued)
Iridium Communications, Inc. (a)	18,851	$189,264
Neutral Tandem, Inc. (a) (b)	18,738	210,802
PAETEC Holding Corp. (a)	65,390	222,980
Premiere Global Services, Inc. (a)	33,133	210,063
Vonage Holdings Corp. (a) (b)	56,336	129,573

		3,346,181

Electric Utilities—1.2%
Allete, Inc. (b)	16,583	567,802
Central Vermont Public Service Corp.	6,872	135,653
Cleco Corp.	32,357	854,548
El Paso Electric Co.	22,138	428,370
IDACORP, Inc.	25,118	835,676
MGE Energy, Inc. (b)	12,573	453,131
PNM Resources, Inc.	43,250	483,535
Portland General Electric Co.	40,140	735,766
The Empire District Electric Co. (b)	21,114	396,310
UIL Holdings Corp.	16,069	402,207
Unisource Energy Corp.	19,598	591,468
Unitil Corp.(b)	6,123	128,032

		6,012,498

Electrical Equipment—1.8%
A123 Systems, Inc. (a)	39,081	368,534
Acuity Brands, Inc. (b)	22,678	825,026
Advanced Battery Technologies, Inc. (a)	28,577	93,733
American Superconductor Corp. (a) (b)	23,429	625,320
AZZ, Inc. (a) (b)	6,663	244,998
Baldor Electric Co. (b)	24,324	877,610
Belden, Inc.	26,162	575,564
Brady Corp. (b)	26,265	654,524
Broadwind Energy, Inc. (a) (b)	51,211	143,391
Capstone Turbine Corp. (a) (b)	131,034	128,413
Encore Wire Corp.	10,441	189,922
Ener1, Inc. (a) (b)	33,469	113,125
Energy Conversion Devices, Inc. (a) (b)	25,840	105,944
EnerSys (a) (b)	25,879	553,034
Evergreen Solar, Inc. (a) (b)	107,141	73,070
Franklin Electric Co., Inc.	12,942	372,988
FuelCell Energy, Inc. (a) (b)	35,484	41,871
Generac Holdings, Inc. (a)	10,630	148,926
GrafTech International, Ltd. (a) (b)	63,396	926,850
GT Solar International, Inc. (a)	33,805	189,308
II-VI, Inc. (a)	13,651	404,479
LaBarge, Inc. (a)	8,720	99,495
Polypore International, Inc. (a)	10,958	249,185
Powell Industries, Inc. (a)	4,404	120,405
PowerSecure International, Inc. (a)	10,285	93,491
Satcon Technology Corp. (a)	31,559	90,259
UQM Technologies, Inc. (a)	20,112	68,180
Vicor Corp. (a) (b)	11,742	146,658
Woodward Governor Co.	32,367	826,329

		9,350,632

*See accompanying notes to financial statements.

MSF—9

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Electronic Equipment, Instruments & Components—2.2%
Agilysys, Inc. (a)	9,830	$65,763
Anixter International, Inc. (a)	15,362	654,421
Benchmark Electronics, Inc. (a)	34,662	549,393
Brightpoint, Inc. (a)	38,434	269,038
Checkpoint Systems, Inc. (a)	22,211	385,583
Cogent, Inc. (a)	28,265	254,668
Cognex Corp.	22,359	393,071
Coherent, Inc. (a)	13,542	464,491
Comverge, Inc. (a)	13,720	122,931
CPI International, Inc. (a)	4,286	66,819
CTS Corp.	18,070	166,967
Daktronics, Inc. (b)	18,513	138,848
DTS, Inc. (a)	9,982	328,108
Echelon Corp. (a) (b)	16,807	123,195
Electro Rent Corp. (b)	10,543	134,845
Electro Scientific Industries, Inc. (a)	15,327	204,769
FARO Technologies, Inc. (a) (b)	8,551	159,989
Gerber Scientific, Inc. (a)	14,024	75,028
Insight Enterprises, Inc. (a)	25,231	332,040
IPG Photonics Corp. (a)	12,833	195,447
L-1 Identity Solutions, Inc. (a)	39,842	326,306
Littelfuse, Inc. (a)	11,987	378,909
Maxwell Technologies, Inc. (a) (b)	14,377	163,898
Measurement Specialties, Inc. (a)	8,286	113,518
Mercury Computer Systems, Inc. (a)	12,071	141,593
Methode Electronics, Inc.	22,249	216,705
Microvision, Inc. (a) (b)	50,365	149,080
MTS Systems Corp.	8,022	232,638
Multi-Fineline Electronix, Inc. (a)	5,936	148,163
Newport Corp. (a)	20,202	183,030
OSI Systems, Inc. (a)	8,095	224,798
Park Electrochemical Corp.	10,569	257,989
Plexus Corp. (a) (b)	21,535	575,846
Power-One, Inc. (a)	31,344	211,572
RadiSys Corp. (a)	14,648	139,449
Richardson Electronics, Ltd.	8,010	72,090
Rofin-Sinar Technologies, Inc. (a)	16,592	345,445
Rogers Corp. (a)	8,965	248,958
Sanmina-SCI Corp. (a)	42,537	578,929
Scansource, Inc. (a)	14,516	361,884
SMART Modular Technologies (WWH), Inc. (a)	28,440	166,374
Spectrum Control, Inc.	7,518	105,102
SYNNEX Corp. (a) (b)	11,066	283,511
Technitrol, Inc.	23,824	75,284
TTM Technologies, Inc. (a) (b)	43,645	414,627
Universal Display Corp. (a) (b)	15,332	275,669
X-Rite, Inc. (a) (b)	18,831	69,486
Zygo Corp. (a)	8,667	70,289

		11,616,556

Energy Equipment & Services—1.8%
Basic Energy Services, Inc. (a) (b)	13,899	107,022
Boots & Coots, Inc. (a)	46,440	136,998
Bristow Group, Inc. (a)	18,118	532,669
Cal Dive International, Inc. (a)	50,687	296,519
CARBO Ceramics, Inc.	9,956	718,724

Security Description	Shares	Value*

Energy Equipment & Services—(Continued)
Complete Production Services, Inc. (a)	41,638	$595,423
Dawson Geophysical Co. (a)	5,124	108,987
Dril-Quip, Inc. (a)	18,160	799,403
Global Industries, Ltd. (a) (b)	57,999	260,416
Gulf Island Fabrication, Inc.	7,812	121,242
Gulfmark Offshore, Inc. (a)	12,746	333,945
Helix Energy Solutions Group, Inc. (a) (b)	55,982	602,926
Hercules Offshore, Inc. (a) (b)	64,791	157,442
Hornbeck Offshore Services, Inc. (a) (b)	13,379	195,333
ION Geophysical Corp. (a) (b)	70,847	246,548
Key Energy Services, Inc. (a)	66,057	606,403
Lufkin Industries, Inc.	15,658	610,505
Matrix Service Co. (a)	14,196	132,165
Natural Gas Services Group, Inc. (a)	6,643	100,509
Newpark Resources, Inc. (a)	49,796	301,266
OYO Geospace Corp. (a) (b)	2,616	126,824
Parker Drilling Co. (a) (b)	67,607	267,048
PHI, Inc. (a) (b)	7,440	104,830
Pioneer Drilling Co. (a)	27,178	154,099
RPC, Inc. (b)	17,533	239,325
Seahawk Drilling, Inc. (a)	5,985	58,174
Superior Well Services, Inc. (a)	10,543	176,279
T-3 Energy Services, Inc. (a)	7,121	198,676
Tesco Corp. (a)	16,366	200,975
Tetra Technologies, Inc. (a)	39,068	354,737
Vantage Drilling Co. (a)	69,113	93,303
Willbros Group, Inc. (a)	21,967	162,556

		9,101,271

Food & Staples Retailing—0.9%
Casey’s General Stores, Inc. (b)	27,681	966,067
Great Atlantic & Pacific Tea Co. (a) (b)	16,807	65,547
Ingles Markets, Inc.	7,334	110,377
Nash Finch Co.	6,720	229,555
Pricesmart, Inc.	8,493	197,292
Rite Aid Corp. (a)	301,244	295,219
Ruddick Corp. (b)	22,698	703,411
Spartan Stores, Inc.	11,884	163,048
The Andersons, Inc.	10,396	338,806
The Pantry, Inc. (a)	12,441	175,543
United Natural Foods, Inc. (a)	22,039	658,525
Village Super Market, Inc.	2,147	56,359
Weis Markets, Inc.	6,205	204,207
Winn-Dixie Stores, Inc. (a) (b)	30,224	291,359

		4,455,315

Food Products—1.4%
American Italian Pasta Co. (Class A) (a)	11,539	610,067
B&G Foods, Inc.	26,426	284,872
Cal-Maine Foods, Inc.	7,468	238,453
Calavo Growers, Inc. (b)	6,124	109,987
Chiquita Brands International, Inc. (a) (b)	25,876	314,393
Darling International, Inc. (a)	44,755	336,110
Diamond Foods, Inc. (b)	11,994	492,953
Dole Food Co., Inc. (a)	20,253	211,239
Farmer Bros. Co. (b)	4,569	68,946

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Food Products—(Continued)
Fresh Del Monte Produce, Inc. (a)	22,440	$454,186
Imperial Sugar Co. (b)	7,388	74,619
J&J Snack Foods Corp.	7,928	333,769
John B. Sanfilippo & Son, Inc. (a)	4,495	65,043
Lancaster Colony Corp.	10,171	542,724
Lance, Inc.	12,078	199,166
Limoneira Co.	4,538	98,747
Pilgrim’s Pride Corp. (a)	26,640	175,025
Sanderson Farms, Inc. (b)	11,689	593,100
Seneca Foods Corp. (a)	3,562	114,910
Smart Balance, Inc. (a)	35,186	143,911
Synutra International, Inc. (a) (b)	10,851	175,461
The Hain Celestial Group, Inc. (a) (b)	22,648	456,810
Tootsie Roll Industries, Inc. (b)	11,784	278,692
TreeHouse Foods, Inc. (a)	19,067	870,599

		7,243,782

Gas Utilities—1.2%
Chesapeake Utilities Corp.	4,668	146,575
New Jersey Resources Corp.	22,521	792,739
Nicor, Inc. (b)	24,507	992,533
Northwest Natural Gas Co.	13,396	583,664
Piedmont Natural Gas Co. (b)	37,484	948,345
South Jersey Industries, Inc. (b)	15,229	654,238
Southwest Gas Corp. (b)	24,591	725,435
The Laclede Group, Inc. (b)	12,170	403,192
WGL Holdings, Inc.	26,917	915,986

		6,162,707

Health Care Equipment & Supplies—3.8%
Abaxis, Inc. (a) (b)	12,234	262,175
ABIOMED, Inc. (a) (b)	16,820	162,818
Accuray, Inc. (a)	27,915	185,076
AGA Medical Holdings, Inc. (a)	8,078	102,510
Align Technology, Inc. (a)	33,035	491,230
Alphatec Holdings, Inc. (a)	28,022	130,022
American Medical Systems Holdings, Inc. (a) (b)	40,194	889,091
Analogic Corp.	7,574	344,693
Angiodynamics, Inc. (a)	13,423	197,989
Antares Pharma, Inc. (a)	40,130	70,629
ArthroCare Corp. (a) (b)	14,508	444,670
Atrion Corp.	718	96,966
ATS Medical, Inc. (a) (b)	29,028	115,241
Cantel Medical Corp.	5,839	97,511
Cerus Corp. (a) (b)	22,194	70,133
Conceptus, Inc. (a) (b)	16,733	260,700
Conmed Corp. (a)	16,372	305,010
CryoLife, Inc. (a)	17,220	92,816
Cutera, Inc. (a)	8,327	76,692
Cyberonics, Inc. (a)	14,235	337,085
Cynosure, Inc. (a) (b)	5,959	64,178
Delcath Systems, Inc. (a) (b)	19,310	122,425
DexCom, Inc. (a) (b)	31,512	364,279
DynaVox, Inc. (a)	5,138	82,259
Endologix, Inc. (a) (b)	26,953	122,097
ev3, Inc. (a)	44,468	996,528

Security Description	Shares	Value*

Health Care Equipment & Supplies—(Continued)
Exactech, Inc. (a)	5,322	$90,900
Greatbatch, Inc. (a) (b)	12,931	288,491
Haemonetics Corp. (a)	13,282	710,853
HealthTronics, Inc. (a) (b)	25,281	122,107
HeartWare International, Inc. (a)	5,043	353,363
ICU Medical, Inc. (a)	5,618	180,731
Immucor, Inc. (a)	39,096	744,779
Insulet Corp. (a) (b)	19,998	300,970
Integra LifeSciences Holdings Corp. (a) (b)	10,937	404,669
Invacare Corp. (b)	15,930	330,388
IRIS International, Inc. (a)	8,219	83,341
Kensey Nash Corp. (a)	5,237	124,169
MAKO Surgical Corp. (a) (b)	13,948	173,653
Masimo Corp. (a)	27,014	643,203
Medical Action Industries, Inc. (a)	10,034	120,308
MELA Sciences, Inc. (a)	10,861	80,806
Meridian Bioscience, Inc. (b)	22,552	383,384
Merit Medical Systems, Inc. (a)	15,410	247,639
Micrus Endovascular Corp. (a)	9,469	196,860
Natus Medical, Inc. (a)	16,472	268,329
Neogen Corp. (a) (b)	11,989	312,313
NuVasive, Inc. (a) (b)	20,847	739,235
NxStage Medical, Inc. (a) (b)	14,385	213,473
OraSure Technologies, Inc. (a)	21,148	97,915
Orthofix International NV (a) (b)	9,598	307,616
Orthovita, Inc. (a) (b)	38,802	78,768
Palomar Medical Technologies, Inc. (a)	11,206	125,395
Quidel Corp. (a) (b)	10,503	133,283
Rochester Medical Corp. (a) (b)	6,237	58,940
RTI Biologics, Inc. (a)	32,270	94,551
SenoRx, Inc. (a)	9,308	102,202
Sirona Dental Systems, Inc. (a)	17,965	625,901
Solta Medical, Inc. (a)	33,583	63,808
Somanetics Corp. (a)	7,598	189,570
SonoSite, Inc. (a)	8,189	222,004
Spectranetics Corp. (a)	19,030	98,575
Staar Surgical Co. (a)	19,419	111,077
STERIS Corp. (b)	31,719	985,826
SurModics, Inc. (a)	9,719	159,489
Symmetry Medical, Inc. (a)	21,060	221,972
Syneron Medical, Ltd. (a)	19,410	199,535
Synovis Life Technologies, Inc. (a)	6,702	102,407
TomoTherapy, Inc. (a) (b)	28,520	90,694
Unilife Corp. (a)	26,491	154,178
Vascular Solutions, Inc. (a)	9,953	124,412
Volcano Corp. (a) (b)	26,540	579,103
West Pharmaceutical Services, Inc. (b)	18,062	659,082
Wright Medical Group, Inc. (a) (b)	20,976	348,411
Young Innovations, Inc. (b)	3,398	95,654
Zoll Medical Corp. (a)	11,905	322,625

		19,951,780

Health Care Providers & Services—3.5%
Accretive Health, Inc. (a)	6,711	88,787
Air Methods Corp. (a) (b)	6,724	200,039
Alliance HealthCare Services, Inc. (a) (b)	16,629	67,181

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Providers & Services—(Continued)
Allied Healthcare International, Inc. (a)	26,970	$62,570
Almost Family, Inc. (a)	4,862	169,830
Amedisys, Inc. (a) (b)	14,741	648,162
America Service Group, Inc.	5,143	88,460
American Dental Partners, Inc. (a)	8,086	97,921
AMERIGROUP Corp. (a)	27,984	908,920
AMN Healthcare Services, Inc. (a)	18,544	138,709
AmSurg Corp. (a)	17,693	315,289
Assisted Living Concepts, Inc. (a) (b)	5,314	157,241
Bio-Reference Labs, Inc. (a) (b)	12,716	281,914
BioScrip, Inc. (a)	24,999	130,995
Capital Senior Living Corp. (a)	14,260	70,872
CardioNet, Inc. (a) (b)	13,882	76,073
Catalyst Health Solutions, Inc. (a) (b)	19,711	680,029
Centene Corp. (a)	26,880	577,920
Chemed Corp.	12,513	683,710
Chindex International, Inc. (a) (b)	6,872	86,106
Clarient, Inc. (a)	30,830	94,956
Corvel Corp. (a)	3,920	132,457
Cross Country Healthcare, Inc. (a) (b)	16,639	149,585
Emeritus Corp. (a) (b)	10,668	173,995
Genoptix, Inc. (a) (b)	9,765	167,958
Gentiva Health Services, Inc. (a)	14,695	396,912
Hanger Orthopedic Group, Inc. (a)	13,744	246,842
Health Grades, Inc. (a)	14,601	87,606
Healthsouth Corp. (a) (b)	48,887	914,676
Healthspring, Inc. (a)	31,150	483,137
Healthways, Inc. (a)	18,606	221,784
HMS Holdings Corp. (a)	14,553	789,064
inVentiv Health, Inc. (a)	18,209	466,150
IPC The Hospitalist Co., Inc. (a)	9,377	235,363
Kindred Healthcare, Inc. (a)	22,687	291,301
Landauer, Inc.	5,165	314,445
LCA-Vision, Inc. (a) (b)	9,860	54,624
LHC Group, Inc. (a) (b)	8,340	231,435
Magellan Health Services, Inc. (a)	17,477	634,765
Medcath Corp. (a)	11,258	88,488
Metropolitan Health Networks, Inc. (a)	20,550	76,652
Molina Healthcare, Inc. (a) (b)	7,559	217,699
MWI Veterinary Supply, Inc. (a)	6,398	321,563
National Healthcare Corp. (b)	4,998	172,231
Odyssey HealthCare, Inc. (a)	18,943	506,157
Owens & Minor, Inc.	33,804	959,358
PharMerica Corp. (a) (b)	17,146	251,360
PSS World Medical, Inc. (a) (b)	32,122	679,380
Psychiatric Solutions, Inc. (a) (b)	30,191	987,850
RehabCare Group, Inc. (a)	13,861	301,893
Res-Care, Inc. (a)	16,070	155,236
Rural/Metro Corp. (a)	11,036	89,833
Select Medical Holdings Corp. (a)	27,397	185,752
Skilled Healthcare Group, Inc. (a) (b)	8,777	59,596
Sun Healthcare Group, Inc. (a)	26,563	214,629
Sunrise Senior Living, Inc. (a)	28,669	79,700
Team Health Holdings, Inc. (a)	8,808	113,799
The Ensign Group, Inc.	7,894	130,409
The Providence Service Corp. (a)	7,703	107,842
Triple-S Management Corp. (a)	12,074	223,973

Security Description	Shares	Value*

Health Care Providers & Services—(Continued)
U.S. Physical Therapy, Inc. (a)	5,411	$91,338
Universal American Corp. (a)	16,141	232,430
Virtual Radiologic Corp. (a)	4,164	71,454
WellCare Health Plans, Inc. (a)	22,292	529,212

		18,465,617

Health Care Technology—0.6%
athenahealth, Inc. (a) (b)	17,892	467,518
Computer Programs & Systems, Inc. (b)	5,856	239,628
Eclipsys Corp. (a)	30,869	550,703
MedAssets, Inc. (a)	22,738	524,793
Medidata Solutions, Inc. (a)	10,191	157,859
Merge Healthcare, Inc. (a)	29,111	85,295
Omnicell, Inc. (a)	16,926	197,865
Phase Forward, Inc. (a)	22,183	370,012
Quality Systems, Inc.	10,134	587,671
Transcend Services, Inc. (a) (b)	5,227	70,564
Vital Images, Inc. (a)	8,366	106,666

		3,358,574

Hotels, Restaurants & Leisure—2.3%
AFC Enterprises, Inc. (a)	12,648	115,097
Ambassadors Group, Inc. (b)	11,473	129,530
Ameristar Casinos, Inc.	14,216	214,093
Biglari Holdings, Inc. (a)	786	225,503
BJ’s Restaurants, Inc. (a)	12,261	289,360
Bob Evans Farms, Inc.	17,404	428,486
Boyd Gaming Corp. (a)	29,447	250,005
Buffalo Wild Wings, Inc. (a) (b)	10,005	365,983
California Pizza Kitchen, Inc. (a)	11,398	172,680
CEC Entertainment, Inc. (a)	11,013	388,318
Churchill Downs, Inc.	5,476	179,613
CKE Restaurants, Inc.	29,980	375,649
Cracker Barrel Old Country Store, Inc.	12,444	579,393
Denny’s Corp. (a)	50,069	130,179
DineEquity, Inc. (a) (b)	9,699	270,796
Domino’s Pizza, Inc. (a)	20,990	237,187
Gaylord Entertainment Co. (a) (b)	18,601	410,896
Interval Leisure Group, Inc. (a)	19,272	239,936
Isle of Capri Casinos, Inc. (a)	9,399	87,035
Jack in the Box, Inc. (a)	30,139	586,204
Jamba, Inc. (a) (b)	34,588	73,672
Krispy Kreme Doughnuts, Inc. (a) (b)	34,392	115,901
Landry’s Restaurants, Inc. (a) (b)	4,417	108,040
Life Time Fitness, Inc. (a) (b)	22,079	701,891
Marcus Corp.	11,702	110,701
McCormick & Schmick’s Seafood Restaurants, Inc. (a) (b)	9,869	73,623
Morgans Hotel Group Co. (a)	13,101	80,702
Multimedia Games, Inc. (a) (b)	16,243	73,094
O’Charleys, Inc. (a)	10,917	57,860
Orient-Express Hotels, Ltd. (Class A) (a)	50,427	373,160
P.F. Chang’s China Bistro, Inc. (a) (b)	12,202	483,809
Papa John’s International, Inc. (a)	11,624	268,747
Peet’s Coffee & Tea, Inc. (a) (b)	6,310	247,794
Pinnacle Entertainment, Inc. (a) (b)	33,689	318,698

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Hotels, Restaurants & Leisure—(Continued)
Red Robin Gourmet Burgers, Inc. (a) (b)	8,813	$151,231
Ruby Tuesday, Inc. (a) (b)	37,011	314,594
Ruth’s Hospitality Group, Inc. (a) (b)	19,442	81,268
Scientific Games Corp. (a)	35,321	324,953
Shuffle Master, Inc. (a)	32,034	256,592
Sonic Corp. (a) (b)	33,333	258,331
Speedway Motorsports, Inc. (b)	4,770	64,681
Texas Roadhouse, Inc. (a) (b)	31,112	392,633
The Cheesecake Factory, Inc. (a) (b)	33,398	743,440
Vail Resorts, Inc. (a)	19,490	680,396

		12,031,754

Household Durables—0.7%
American Greetings Corp.	20,889	391,878
Beazer Homes USA, Inc. (a)	35,270	128,030
Blyth, Inc. (b)	3,322	113,180
Cavco Industries, Inc. (a)	3,010	105,892
CSS Industries, Inc. (b)	4,704	77,616
Ethan Allen Interiors, Inc.	12,417	173,714
Furniture Brands International, Inc. (a)	20,130	105,079
Helen of Troy, Ltd. (a)	16,936	373,608
Hooker Furniture Corp.	5,647	60,197
Hovnanian Enterprises, Inc. (a) (b)	29,652	109,119
iRobot Corp. (a) (b)	11,340	213,079
La-Z-Boy, Inc. (a)	26,643	197,957
Libbey, Inc. (a)	9,116	118,326
Lifetime Brands, Inc. (a) (b)	5,382	78,685
M/I Homes, Inc. (a)	8,667	83,550
Meritage Homes Corp. (a) (b)	17,293	281,530
National Presto Industries, Inc. (b)	2,572	238,836
Ryland Group, Inc. (b)	23,729	375,393
Sealy Corp. (a) (b)	27,199	72,621
Skyline Corp. (b)	4,895	88,159
Standard Pacific Corp. (a)	57,653	191,984
Universal Electronics, Inc. (a)	7,461	124,076

		3,702,509

Household Products—0.2%
Central Garden & Pet Co. (a) (b)	30,358	272,311
Oil-Dri Corp. of America	2,969	68,139
Spectrum Brands Holdings, Inc. (a)	9,828	249,238
WD-40 Co.	8,908	297,527

		887,215

Independent Power Producers & Energy Traders—0.0%
Dynegy, Inc. (a)	54,768	210,857

Industrial Conglomerates—0.3%
Otter Tail Corp. (b)	19,686	380,530
Raven Industries, Inc.	8,984	302,851
Seaboard Corp.	186	280,860
Standex International Corp.	7,412	187,894
Tredegar Corp.	13,367	218,150

		1,370,285

Security Description	Shares	Value*

Insurance—2.8%
Alterra Capital Holdings, Ltd.	51,541	$967,940
AMBAC Financial Group, Inc. (a) (b)	168,788	113,088
American Equity Investment Life Holding Co. (b)	33,191	342,531
American Physicians Capital, Inc.	3,886	119,883
American Physicians Service Group, Inc. (b)	3,958	96,773
American Safety Insurance Holdings Ltd. (a) (b)	5,779	90,846
AMERISAFE, Inc. (a)	8,753	153,615
Amtrust Financial Services, Inc. (b)	13,564	163,311
Argo Group International Holdings, Ltd.	17,207	526,362
Baldwin & Lyons, Inc. (Class B) (b)	4,133	86,834
Citizens, Inc. (a) (b)	22,172	147,666
CNA Surety Corp. (a)	9,923	159,463
CNO Financial Group, Inc. (a)	119,099	589,540
Delphi Financial Group, Inc.	24,752	604,196
Donegal Group, Inc.	4,891	60,110
eHealth, Inc. (a) (b)	14,089	160,192
Employers Holdings, Inc.	24,160	355,877
Enstar Group, Ltd. (a)	3,911	259,847
FBL Financial Group, Inc. (b)	7,338	154,098
First American Financial Corp.	55,676	705,972
First Mercury Financial Corp.	6,421	67,934
Flagstone Reinsurance Holdings S.A.	28,130	304,367
FPIC Insurance Group, Inc. (a) (b)	4,519	115,912
Greenlight Capital Re, Ltd. (a) (b)	13,971	351,930
Hallmark Financial Services (a)	6,585	65,521
Harleysville Group, Inc. (b)	6,735	208,987
Hilltop Holdings, Inc. (a)	23,109	231,321
Horace Mann Educators Corp.	21,022	321,637
Infinity Property & Casualty Corp.	6,826	315,225
Kansas City Life Insurance Co. (b)	2,583	76,379
Maiden Holdings, Ltd.	29,541	194,084
Meadowbrook Insurance Group, Inc.	26,872	231,905
Montpelier Re Holdings, Ltd. (b)	39,204	585,316
National Financial Partners Corp. (a)	24,361	238,007
National Interstate Corp. (b)	4,305	85,325
National Western Life Insurance Co. (b)	1,212	185,145
Platinum Underwriters Holdings, Ltd.	24,552	890,992
PMA Capital Corp. (a)	16,258	106,490
Presidential Life Corp.	9,602	87,378
Primerica, Inc. (a)	16,679	357,598
ProAssurance Corp. (a)	16,882	958,222
RLI Corp. (b)	9,393	493,227
Safety Insurance Group, Inc.	6,021	222,898
SeaBright Holdings, Inc.	12,481	118,320
Selective Insurance Group, Inc.	29,989	445,637
State Auto Financial Corp.	7,940	123,149
Stewart Information Services Corp. (b)	9,368	84,499
The Navigators Group, Inc. (a)	6,080	250,070
The Phoenix Cos., Inc. (a) (b)	66,674	140,682
Tower Group, Inc.	21,746	468,191
United America Indemity, Ltd. (a)	12,453	91,654
United Fire & Casualty Co. (b)	12,454	246,838

		14,522,984

Internet & Catalog Retail—0.4%
Blue Nile, Inc. (a) (b)	6,605	310,963
Drugstore.com, Inc. (a) (b)	46,109	142,016

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Internet & Catalog Retail—(Continued)
Gaiam, Inc. (b)	9,927	$60,257
HSN, Inc. (a)	20,930	502,320
NutriSystem, Inc. (b)	17,277	396,334
Overstock.com, Inc. (a) (b)	8,775	158,564
PetMed Express, Inc. (b)	13,291	236,580
Shutterfly, Inc. (a)	14,588	349,529
Vitacost.com, Inc. (a)	6,618	59,496

		2,216,059

Internet Software & Services—1.9%
Ancestry.com, Inc. (a)	10,227	180,200
Archipelago Learning, Inc. (a)	6,822	77,975
Art Technology Group, Inc. (a) (b)	86,677	296,435
comScore, Inc. (a)	11,964	197,047
Constant Contact, Inc. (a) (b)	15,503	330,679
DealerTrack Holdings, Inc. (a)	21,632	355,846
Dice Holdings, Inc. (a)	9,658	66,833
Digital River, Inc. (a)	20,871	499,026
DivX, Inc. (a)	14,635	112,104
EarthLink, Inc. (b)	54,678	435,237
GSI Commerce, Inc. (a) (b)	33,187	955,786
Infospace, Inc. (a)	19,526	146,836
Internap Network Services Corp. (a) (b)	29,790	124,224
Internet Brands, Inc. (a) (b)	16,026	165,549
Internet Capital Group, Inc. (a)	20,148	153,125
j2 Global Communications, Inc. (a) (b)	24,712	539,710
Keynote Systems, Inc.	8,769	79,096
KIT Digital, Inc. (a)	11,270	99,401
Limelight Networks, Inc. (a)	16,671	73,186
Liquidity Services, Inc. (a) (b)	6,288	81,492
LivePerson, Inc. (a)	24,433	167,610
Local.com Corp. (a)	8,896	60,849
LogMeIn, Inc. (a)	8,120	212,988
LoopNet, Inc. (a)	11,402	140,587
ModusLink Global Solutions, Inc. (a)	26,440	159,433
Move, Inc. (a) (b)	87,261	178,885
NIC, Inc. (a)	29,096	186,505
OpenTable, Inc. (a)	8,487	351,956
Openwave Systems, Inc. (a) (b)	47,217	95,851
Perficient, Inc. (a)	13,045	116,231
QuinStreet, Inc. (a)	5,927	68,220
Rackspace Hosting, Inc. (a) (b)	51,804	950,085
RealNetworks, Inc. (a)	46,472	153,358
Saba Software, Inc. (a) (b)	14,832	76,385
SAVVIS, Inc. (a) (b)	20,558	303,230
Stamps.com, Inc. (a)	6,299	64,565
support.com, Inc. (a) (b)	26,739	111,234
Terremark Worldwide, Inc. (a) (b)	29,552	230,801
The Knot, Inc. (a)	17,057	132,703
United Online, Inc.	48,001	276,486
ValueClick, Inc. (a)	44,519	475,908
Vocus, Inc. (a) (b)	9,249	141,325
Zix Corp. (a) (b)	36,710	82,965

		9,707,947

Security Description	Shares	Value*

IT Services—1.9%
Acxiom Corp. (a)	37,198	$546,439
Bell Microproducts, Inc. (a) (b)	17,678	123,392
CACI International, Inc. (a)	16,174	687,071
Cass Information Systems, Inc. (b)	4,901	167,859
Ciber, Inc. (a)	32,578	90,241
Computer Task Group, Inc. (a) (b)	8,620	55,685
CSG Systems International, Inc. (a)	16,538	303,141
Cybersource Corp. (a)	37,994	969,987
Echo Global Logistics, Inc. (a)	6,208	75,800
Euronet Worldwide, Inc. (a)	27,991	358,005
ExlService Holdings, Inc. (a)	8,515	146,203
Forrester Research, Inc. (a)	7,025	212,576
Global Cash Access Holdings, Inc. (a)	27,402	197,568
Heartland Payment Systems, Inc. (b)	20,734	307,693
iGate Corp.	13,393	171,698
infoGROUP, Inc.	19,955	159,241
Integral Systems, Inc. (a) (b)	7,422	47,130
Lionbridge Technologies, Inc. (a)	32,603	148,996
Mantech International Corp. (a)	11,294	480,786
MAXIMUS, Inc. (b)	8,969	519,036
MoneyGram International, Inc. (a) (b)	48,126	117,909
NCI, Inc. (a)	2,964	66,927
Online Resources Corp. (a)	15,604	64,757
RightNow Technologies, Inc. (a)	12,668	198,761
Sapient Corp. (a)	55,175	559,474
SRA International, Inc. (a)	22,999	452,390
Syntel, Inc. (b)	7,112	241,452
TeleTech Holdings, Inc. (a)	17,682	227,921
TNS, Inc. (a)	13,622	237,568
Unisys Corp. (a)	23,469	433,942
VeriFone Systems, Inc. (a) (b)	45,659	864,325
Virtusa Corp. (a)	7,925	73,940
Wright Express Corp. (a)	20,803	617,849

		9,925,762

Leisure Equipment & Products—0.7%
Arctic Cat, Inc. (a) (b)	6,811	62,048
Brunswick Corp. (b)	48,003	596,677
Callaway Golf Co. (b)	35,357	213,556
Eastman Kodak Co. (a) (b)	148,758	645,610
Jakks Pacific, Inc. (a) (b)	16,889	242,864
Leapfrog Enterprises, Inc. (a) (b)	20,865	83,877
Polaris Industries, Inc.	16,749	914,830
Pool Corp.	26,816	587,807
RC2 Corp. (a)	10,877	175,229
Smith & Wesson Holding Corp. (a) (b)	32,012	130,929
Sturm Ruger & Co., Inc. (b)	11,619	166,500

		3,819,927

Life Sciences Tools & Services—0.6%
Accelrys, Inc. (a)	16,620	107,199
Affymetrix, Inc. (a) (b)	41,239	243,310
Albany Molecular Research, Inc. (a)	13,735	71,010
Bruker Corp. (a)	39,047	474,812
Caliper Life Sciences, Inc. (a) (b)	24,948	106,528
Dionex Corp. (a)	9,457	704,168

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Life Sciences Tools & Services—(Continued)
Enzo Biochem, Inc. (a) (b)	20,237	$82,365
eResearch Technology, Inc. (a)	26,533	209,080
Kendle International, Inc. (a)	8,850	101,952
Luminex Corp. (a) (b)	19,724	319,923
Parexel International Corp. (a) (b)	31,915	691,917
Sequenom, Inc. (a) (b)	33,964	200,727

		3,312,991

Machinery—2.8%
3D Systems Corp. (a)	9,909	124,358
Actuant Corp.	34,790	655,096
Alamo Group, Inc.	4,536	98,431
Albany International Corp.	15,229	246,558
Altra Holdings, Inc. (a)	15,718	204,648
American Railcar Industries, Inc. (a)	5,478	66,174
AMPCO-Pittsburgh Corp.	5,636	117,398
ArvinMeritor, Inc. (a) (b)	51,760	678,056
Astec Industries, Inc. (a) (b)	10,213	283,206
Badger Meter, Inc. (b)	8,245	318,999
Barnes Group, Inc.	25,349	415,470
Blount International, Inc. (a)	25,829	265,264
Briggs & Stratton Corp. (b)	27,870	474,347
Cascade Corp.	5,291	188,413
Chart Industries, Inc. (a)	15,115	235,492
CIRCOR International, Inc. (b)	9,435	241,347
CLARCOR, Inc.	27,470	975,734
Colfax Corp. (a) (b)	14,330	149,175
Columbus McKinnon Corp. (a)	11,301	157,875
Commercial Vehicle Group, Inc. (a)	13,330	136,099
Douglas Dynamics, Inc. (a)	6,420	73,830
Dynamic Materials Corp. (b)	7,259	116,434
Energy Recovery, Inc. (a) (b)	19,728	78,912
EnPro Industries, Inc. (a) (b)	11,522	324,344
ESCO Technologies, Inc. (b)	14,512	373,684
Federal Signal Corp.	34,181	206,453
Flow International Corp. (a) (b)	27,290	64,404
Force Protection, Inc. (a)	41,101	168,514
FreightCar America, Inc. (b)	7,047	159,403
Graham Corp. (b)	6,734	100,943
Greenbrier Cos., Inc. (a) (b)	7,631	85,467
John Bean Technologies Corp.	16,030	244,458
Kadant, Inc. (a)	6,825	118,892
Kaydon Corp.	17,495	574,886
LB Foster Co. (a) (b)	5,476	141,938
Lindsay Corp. (b)	6,769	214,510
Lydall, Inc. (a)	9,530	72,809
Met-Pro Corp. (b)	8,159	87,791
Middleby Corp. (a) (b)	8,949	475,997
Miller Industries, Inc.	6,185	83,312
Mueller Industries, Inc. (b)	20,876	513,550
Mueller Water Products, Inc.	86,085	319,375
NACCO Industries, Inc.	3,117	276,665
Nordson Corp. (b)	17,937	1,005,907
PMFG, Inc. (a) (b)	7,970	120,746
RBC Bearings, Inc. (a)	12,081	350,228
Robbins & Myers, Inc.	14,476	314,708

Security Description	Shares	Value*

Machinery—(Continued)
Sauer-Danfoss, Inc. (a) (b)	6,354	$77,646
Sun Hydraulics Corp. (b)	7,039	165,135
Tecumseh Products Co. (Class A) (a) (b)	10,819	120,307
Tennant Co.	10,316	348,887
The Gorman-Rupp Co.	5,700	142,785
Titan International, Inc. (b)	19,570	195,113
Trimas Corp. (a)	8,765	99,132
Wabash National Corp. (a)	31,833	226,333
Watts Water Technologies, Inc. (b)	16,457	471,658

		14,547,296

Marine—0.2%
American Commercial Lines, Inc. (a) (b)	5,019	112,978
Baltic Trading, Ltd. (a)	8,982	102,125
Eagle Bulk Shipping, Inc. (a) (b)	35,638	150,392
Excel Maritime Carriers, Ltd. (a)	21,810	111,667
Genco Shipping & Trading, Ltd. (a) (b)	14,851	222,617
Horizon Lines, Inc.	18,475	78,149
International Shipholding Corp. (b)	3,127	69,201
Ultrapetrol Bahamas, Ltd. (a) (b)	13,369	58,155

		905,284

Media—1.4%
AH Belo Corp. (a)	10,586	70,291
Arbitron, Inc. (b)	13,434	344,314
Ascent Media Corp. (a)	8,366	211,325
Ballantyne Strong, Inc. (a)	8,010	57,992
Belo Corp.	47,497	270,258
Cinemark Holdings, Inc.	30,793	404,928
CKX, Inc. (a) (b)	34,449	171,901
Dex One Corp. (a)	26,952	512,088
Entercom Communications Corp. (a) (b)	13,203	116,451
Entravision Communications Corp. (Class A) (a)	28,440	60,008
EW Scripps Co. (a) (b)	16,943	125,887
Fisher Communications, Inc. (a)	3,857	64,952
Global Sources, Ltd. (a)	9,679	75,883
Gray Television, Inc. (a) (b)	28,225	68,022
Harte-Hanks, Inc. (b)	21,249	222,052
Journal Communications, Inc. (a)	24,659	97,896
Knology, Inc. (a)	16,629	181,755
Lee Enterprises, Inc. (a) (b)	26,162	67,236
LIN TV Corp. (a)	16,691	90,298
Lions Gate Entertainment Corp. (a)	37,184	259,544
Live Nation Entertainment, Inc. (a)	76,480	799,216
Martha Stewart Living Omnimedia (a) (b)	16,124	79,330
McClatchy Co. (a) (b)	33,488	121,896
Media General, Inc. (a) (b)	12,404	121,063
Mediacom Communications Corp. (a)	23,034	154,789
National CineMedia, Inc.	23,702	394,875
RCN Corp. (a)	17,068	252,777
Rentrak Corp. (a) (b)	5,949	144,739
Scholastic Corp.	16,524	398,559
Sinclair Broadcast Group, Inc. (a)	25,619	149,359
SuperMedia, Inc. (a)	7,105	129,951
Valassis Communications, Inc. (a) (b)	26,745	848,351

*See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Media—(Continued)
Warner Music Group Corp. (a)	25,181	$122,380
World Wrestling Entertainment, Inc. (b)	13,534	210,589

		7,400,955

Metals & Mining—1.5%
A.M. Castle & Co. (a) (b)	9,250	128,482
Allied Nevada Gold Corp. (a)	34,014	669,396
AMCOL International Corp. (b)	13,707	322,114
Brush Engineered Material, Inc. (a)	11,324	226,254
Capital Gold Corp. (a)	27,140	108,560
Century Aluminum Co. (a)	31,735	280,220
Coeur d’Alene Mines Corp. (a) (b)	47,941	756,509
General Moly, Inc. (a) (b)	29,089	89,594
Globe Specialty Metals, Inc. (a)	33,146	342,398
Golden Star Resources, Ltd. (a)	138,555	606,871
Haynes International, Inc.	6,653	205,112
Hecla Mining Co. (a) (b)	131,635	687,135
Horsehead Holding Corp. (a)	24,392	184,404
Jaguar Mining, Inc. (a)	45,331	400,273
Kaiser Aluminum Corp. (b)	8,234	285,473
Metals USA Holdings Corp. (a)	6,366	95,172
Olympic Steel, Inc. (b)	4,257	97,783
RTI International Metals, Inc. (a) (b)	16,835	405,892
Stillwater Mining Co. (a)	24,113	280,193
Thompson Creek Metals Co., Inc. (a)	75,011	651,095
U.S. Energy Corp. Wyoming (a)	15,298	72,665
U.S. Gold Corp. (a)	48,524	243,105
Universal Stainless & Alloy (a)	4,303	68,805
Worthington Industries, Inc. (b)	32,346	415,970

		7,623,475

Multi-Utilities—0.4%
Avista Corp.	29,860	583,166
Black Hills Corp. (b)	21,422	609,884
CH Energy Group, Inc.	8,804	345,469
NorthWestern Corp.	20,030	524,786

		2,063,305

Multiline Retail—0.4%
99 Cents Only Stores (a)	26,563	393,132
Dillard’s, Inc.	24,764	532,426
Fred’s, Inc. (b)	22,557	249,481
Retail Ventures, Inc. (a)	14,674	114,751
Saks, Inc. (a) (b)	69,952	530,936
The Bon-Ton Stores, Inc. (a) (b)	6,939	67,655
Tuesday Morning Corp. (a)	17,958	71,652

		1,960,033

Oil, Gas & Consumable Fuels—3.4%
Abraxas Petroleum Corp. (a)	36,913	103,356
American Oil & Gas, Inc. (a)	27,225	170,973
Apco Oil & Gas International, Inc. (b)	5,622	132,173
Arena Resources, Inc. (a) (b)	21,511	686,201
ATP Oil & Gas Corp. (a)	22,288	236,030
Berry Petroleum Co. (b)	28,003	720,237

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—(Continued)
Bill Barrett Corp. (a) (b)	24,562	$755,773
BPZ Resources, Inc. (a) (b)	51,873	215,273
Brigham Exploration Co. (a) (b)	63,480	976,322
Callon Petroleum Co. (a) (b)	15,843	99,811
CAMAC Energy, Inc. (a)	26,143	97,513
Carrizo Oil & Gas, Inc. (a) (b)	16,419	254,987
Cheniere Energy, Inc. (a) (b)	25,805	72,770
Clayton Williams Energy, Inc. (a)	3,590	151,211
Clean Energy Fuels Corp. (a) (b)	20,140	300,892
Cloud Peak Energy, Inc. (a)	17,360	230,194
Contango Oil & Gas Co. (a)	6,514	291,501
Crosstex Energy, Inc. (a)	25,021	160,385
CVR Energy, Inc. (a)	18,290	137,541
Delta Petroleum Corp. (a) (b)	102,149	87,848
DHT Holdings, Inc. (b)	25,976	100,008
Endeavour International Corp. (a) (b)	62,257	65,992
Energy Partners, Ltd. (a)	15,648	191,062
Energy XXI Bermuda, Ltd. (a)	27,153	428,474
FX Energy, Inc. (a)	25,184	91,166
Gastar Exploration, Ltd. (a)	23,388	84,431
General Maritime Corp. (b)	25,744	155,494
Georesources, Inc. (a)	5,374	74,860
GMX Resources, Inc. (a) (b)	17,696	114,847
Golar LNG, Ltd. (a)	19,685	194,291
Goodrich Petroleum Corp. (a) (b)	13,200	158,400
Green Plains Renewable Energy, Inc. (a)	8,803	89,967
Gulfport Energy Corp. (a)	16,059	190,460
Harvest Natural Resources, Inc. (a)	18,713	137,915
Houston American Energy Corp.	9,855	97,170
International Coal Group, Inc. (a) (b)	66,210	254,908
James River Coal Co. (a) (b)	16,011	254,895
Knightbridge Tankers, Ltd.	10,435	183,552
Kodiak Oil & Gas Corp. (a)	69,299	221,064
L&L Energy, Inc. (a)	17,782	152,925
Magnum Hunter Resources Corp. (a)	26,430	115,235
McMoRan Exploration Co. (a) (b)	42,785	475,341
Miller Petroleum, Inc. (a)	10,024	57,738
Nordic American Tanker Shipping (b)	24,031	675,031
Northern Oil & Gas, Inc. (a)	23,153	297,285
Overseas Shipholding Group, Inc.	13,705	507,633
Panhandle Oil & Gas, Inc. (b)	3,017	79,739
Patriot Coal Corp. (a) (b)	39,802	467,673
Penn Virginia Corp.	25,144	505,646
Petroleum Development Corp. (a)	9,706	248,668
PetroQuest Energy, Inc. (a) (b)	28,823	194,843
RAM Energy Resources, Inc. (a) (b)	31,000	64,170
Rentech, Inc. (a) (b)	119,980	118,780
Resolute Energy Corp. (a)	20,475	250,614
Rex Energy Corp. (a)	15,766	159,237
Rex Stores Corp. (a)	4,410	70,560
Rosetta Resources, Inc. (a)	28,068	556,027
Scorpio Tankers, Inc. (a)	7,179	82,200
Ship Finance International, Ltd. (b)	25,171	450,057
Stone Energy Corp. (a)	22,666	252,953
Swift Energy Co. (a)	20,750	558,382
Syntroleum Corp. (a)	31,009	50,855
Teekay Tankers, Ltd. (b)	14,683	163,422

*See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—(Continued)
TransAtlantic Petroleum, Ltd. (a)	79,311	$251,416
Uranium Energy Corp. (a) (b)	28,977	68,386
USEC, Inc. (a) (b)	63,922	304,269
Vaalco Energy, Inc. (a)	27,127	151,911
Venoco, Inc. (a)	11,262	185,485
W&T Offshore, Inc.	20,128	190,411
Warren Resources, Inc. (a) (b)	41,839	121,333
Western Refining, Inc. (a) (b)	30,658	154,210
World Fuel Services Corp. (b)	31,761	823,880

		17,776,262

Paper & Forest Products—0.5%
Buckeye Technologies, Inc. (a)	19,073	189,776
Clearwater Paper Corp. (a)	6,376	349,150
Deltic Timber Corp. (b)	6,001	250,842
KapStone Paper & Packaging Corp. (a)	18,787	209,287
Louisiana-Pacific Corp. (a) (b)	70,273	470,126
Neenah Paper, Inc.	9,191	168,195
PH Glatfelter Co. (b)	25,902	281,037
Schweitzer-Mauduit International, Inc.	9,861	497,488
Wausau Paper Corp. (a)	26,808	181,490

		2,597,391

Personal Products—0.3%
Elizabeth Arden, Inc. (a)	14,516	210,772
Inter Parfums, Inc. (b)	8,191	116,558
Medifast, Inc. (a)	7,275	188,495
Nu Skin Enterprises, Inc. (b)	25,826	643,842
Nutraceutical International Corp. (a)	6,712	102,425
Prestige Brands Holdings, Inc. (a)	22,933	162,366
Revlon, Inc. (a)	5,393	60,186
USANA Health Sciences, Inc. (a) (b)	3,811	139,216

		1,623,860

Pharmaceuticals—1.5%
Akorn, Inc. (a)	33,137	98,417
Alexza Pharmaceuticals, Inc. (a)	22,278	60,596
Ardea Biosciences, Inc. (a) (b)	7,302	150,129
Auxilium Pharmaceuticals, Inc. (a)	22,407	526,564
AVANIR Pharmaceuticals, Inc. (a) (b)	38,897	99,965
BioMimetic Therapeutics, Inc. (a) (b)	5,823	64,752
BMP Sunstone Corp. (a)	19,887	102,418
Cadence Pharmaceuticals, Inc. (a) (b)	14,478	101,491
Depomed, Inc. (a) (b)	31,001	86,803
Durect Corp., Inc. (a) (b)	50,339	122,324
Eurand NV (a)	10,204	98,877
Hi-Tech Pharmacal Co., Inc. (a)	5,015	114,894
Impax Laboratories, Inc. (a)	33,499	638,491
Inspire Pharmaceuticals, Inc. (a)	31,755	158,457
Jazz Pharmaceuticals, Inc. (a)	8,518	66,696
MAP Pharmaceuticals, Inc. (a) (b)	7,707	101,116
Medicis Pharmaceutical Corp.	31,354	686,026
Nektar Therapeutics (a)	52,134	630,821
Obagi Medical Products, Inc. (a)	10,682	126,261
Optimer Pharmaceuticals, Inc. (a) (b)	18,035	167,184

Security Description	Shares	Value*

Pharmaceuticals—(Continued)
Pain Therapeutics, Inc. (a) (b)	19,603	$108,993
Par Pharmaceutical Cos., Inc. (a)	19,846	515,202
Pozen, Inc. (a)	15,141	106,138
Questcor Pharmaceuticals, Inc. (a)	30,322	309,588
Salix Pharmaceuticals, Ltd. (a) (b)	30,489	1,189,986
Santarus, Inc. (a) (b)	31,685	78,579
Somaxon Pharmaceuticals, Inc. (a)	16,094	57,938
SuperGen, Inc. (a) (b)	34,833	70,363
The Medicines Co. (a)	29,350	223,353
ViroPharma, Inc. (a)	39,746	445,553
Vivus, Inc. (a) (b)	45,158	433,517
XenoPort, Inc. (a) (b)	15,289	149,985

		7,891,477

Professional Services—1.2%
Acacia Research-Acacia Technologies (a)	18,592	264,564
Administaff, Inc.	12,162	293,834
CBIZ, Inc. (a) (b)	25,596	162,791
CDI Corp.	7,746	120,295
CoStar Group, Inc. (a) (b)	10,878	422,066
CRA International, Inc. (a)	6,362	119,797
Diamond Management & Technology Consultants, Inc.	10,421	107,441
Exponent, Inc. (a)	7,795	255,052
GP Strategies Corp. (a) (b)	8,646	62,770
Heidrick & Struggles International, Inc.	9,634	219,848
Hill International, Inc. (a)	14,951	60,701
Hudson Highland Group, Inc. (a)	18,432	81,101
Huron Consulting Group, Inc. (a)	12,415	240,975
ICF International, Inc. (a)	9,403	225,014
Kelly Services, Inc. (Class A) (a)	14,944	222,217
Kforce, Inc. (a)	16,944	216,036
Korn/Ferry International (a)	26,107	362,887
Mistras Group, Inc. (a)	5,921	63,473
Navigant Consulting, Inc. (a)	27,414	284,557
On Assignment, Inc. (a)	20,637	103,804
Resources Connection, Inc. (a) (b)	25,492	346,691
School Specialty, Inc. (a)	10,285	185,850
SFN Group, Inc. (a)	30,053	164,089
The Advisory Board Co. (a)	8,403	360,993
The Corporate Executive Board Co. (b)	18,787	493,535
The Dolan Co. (a) (b)	17,796	197,892
TrueBlue, Inc. (a)	25,162	281,563
Volt Information Sciences, Inc. (a)	7,400	62,160
VSE Corp.	1,728	54,985

		6,036,981

Real Estate Investment Trusts—6.9%
Acadia Realty Trust	22,237	374,026
Agree Realty Corp.	4,326	100,882
Alexander’s, Inc. (b)	1,140	345,329
American Campus Communities, Inc. (b)	26,902	734,156
American Capital Agency Corp. (b)	17,603	465,071
Anworth Mortgage Asset Corp.	63,740	453,829
Apollo Commercial Real Estate Finance, Inc.	5,962	98,135
Ashford Hospitality Trust, Inc. (a)	18,596	136,309

*See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Real Estate Investment Trusts—(Continued)
Associated Estates Realty Corp.	15,835	$205,063
BioMed Realty Trust, Inc. (b)	58,753	945,336
CapLease, Inc. (b)	32,653	150,530
Capstead Mortgage Corp. (b)	38,785	428,962
CBL & Associates Properties, Inc.	74,529	927,141
Cedar Shopping Centers, Inc. (a)	29,807	179,438
Chatham Lodging Trust (a)	4,812	85,990
Chesapeake Lodging Trust (a)	4,500	71,190
Cogdell Spencer, Inc.	23,520	158,995
Colonial Properties Trust (b)	37,559	545,732
Colony Financial, Inc.	8,329	140,760
Cousins Properties, Inc.	48,303	325,561
CreXus Investment Corp. (a)	8,072	100,335
Cypress Sharpridge Investments, Inc.	8,467	107,192
DCT Industrial Trust, Inc. (b)	112,303	507,610
DiamondRock Hospitality Co. (a)	82,681	679,638
DuPont Fabros Technology, Inc.	21,109	518,437
Dynex Capital, Inc.	7,865	72,594
EastGroup Properties, Inc.	14,820	527,296
Education Realty Trust, Inc.	32,945	198,658
Entertainment Properties Trust (b)	25,300	963,171
Equity Lifestyle Properties, Inc.	14,021	676,233
Equity One, Inc.	19,728	307,757
Excel Trust, Inc. (a)	8,345	100,140
Extra Space Storage, Inc.	47,448	659,527
FelCor Lodging Trust, Inc. (a)	34,185	170,583
First Industrial Realty Trust, Inc. (a)	30,805	148,480
First Potomac Realty Trust	21,140	303,782
Franklin Street Properties Corp.	37,474	442,568
Getty Realty Corp. (b)	11,528	258,342
Gladstone Commercial Corp. (b)	5,368	87,713
Glimcher Realty Trust (b)	37,010	221,320
Government Properties Income Trust	11,511	293,761
Hatteras Financial Corp. (b)	18,633	518,370
Healthcare Realty Trust, Inc.	32,901	722,835
Hersha Hospitality Trust	55,808	252,252
Highwoods Properties, Inc. (b)	38,850	1,078,476
Home Properties, Inc. (b)	21,142	952,870
Inland Real Estate Corp. (b)	40,919	324,078
Invesco Mortgage Capital, Inc. (b)	14,296	286,063
Investors Real Estate Trust	41,174	363,566
iStar Financial, Inc. (a) (b)	52,223	232,915
Kilroy Realty Corp. (b)	28,665	852,210
Kite Realty Group Trust	26,867	112,304
LaSalle Hotel Properties (b)	38,250	786,802
Lexington Realty Trust (b)	49,377	296,756
LTC Properties, Inc. (b)	13,085	317,573
Medical Properties Trust, Inc.	61,331	578,965
MFA Financial, Inc. (b)	148,476	1,098,722
Mid-America Apartment Communities, Inc. (b)	16,406	844,417
Mission West Properties, Inc.	12,528	85,441
Monmouth Real Estate Investment Corp. (b)	13,822	102,145
MPG Office Trust, Inc. (a)	27,001	79,113
National Health Investors, Inc. (b)	12,867	496,152
National Retail Properties, Inc. (b)	44,583	955,860
Newcastle Investment Corp. (a) (b)	34,451	92,329
NorthStar Realty Finance Corp.	36,462	97,354

Security Description	Shares	Value*

Real Estate Investment Trusts—(Continued)
Omega Healthcare Investors, Inc.	48,749	$971,568
One Liberty Properties, Inc.	4,761	70,987
Parkway Properties, Inc.	12,421	180,974
Pebblebrook Hotel Trust (a)	10,642	200,602
Pennsylvania Real Estate Investment Trust (b)	29,782	363,936
Pennymac Mortgage Investment Trust (a) (b)	9,183	146,010
Post Properties, Inc.	24,762	562,840
Potlatch Corp. (b)	20,473	731,500
PS Business Parks, Inc.	10,027	559,306
RAIT Financial Trust (a) (b)	45,448	84,988
Ramco-Gershenson Properties Trust	18,052	182,325
Redwood Trust, Inc. (b)	42,666	624,630
Resource Capital Corp.	24,090	136,831
Retail Opportunity Investments Corp.	22,775	219,779
Saul Centers, Inc.	3,889	158,010
Sovran Self Storage, Inc.	15,415	530,738
Starwood Property Trust, Inc.	26,073	441,937
Strategic Hotels & Resorts, Inc. (a)	70,943	311,440
Sun Communities, Inc.	9,482	246,153
Sunstone Hotel Investors, Inc. (a) (b)	50,507	501,534
Tanger Factory Outlet Centers (b)	21,661	896,332
Terreno Realty Corp. (a)	5,182	91,773
Two Harbors Investment Corp.	14,384	118,668
U-Store-It Trust (b)	50,334	375,492
Universal Health Realty Income Trust	6,741	216,588
Urstadt Biddle Properties, Inc.	9,258	149,332
Walter Investment Management Corp.	13,294	217,357
Washington Real Estate Investment Trust (b)	32,516	897,116
Winthrop Realty Trust	8,830	113,112

		36,046,998

Real Estate Management & Development—0.2%
Avatar Holdings, Inc. (a)	4,990	95,708
Consolidated-Tomoka Land Co. (b)	3,138	89,433
Forestar Group, Inc. (a)	19,634	352,627
Kennedy-Wilson Holdings, Inc. (a)	11,448	115,625
Tejon Ranch Co. (a)	7,566	174,623
Thomas Properties Group, Inc. (a)	20,161	66,733

		894,749

Road & Rail—1.0%
Amerco, Inc. (a)	5,084	279,874
Arkansas Best Corp. (b)	13,889	288,197
Avis Budget Group, Inc. (a) (b)	55,465	544,666
Celadon Group, Inc. (a)	9,437	133,439
Dollar Thrifty Automotive Group, Inc. (a)	14,776	629,605
Genesee & Wyoming, Inc. (a)	20,569	767,429
Heartland Express, Inc. (b)	25,939	376,634
Knight Transportation, Inc. (b)	31,823	644,098
Marten Transport, Ltd. (a)	8,816	183,197
Old Dominion Freight Line, Inc. (a)	15,573	547,235
Patriot Transportation Holding, Inc. (a) (b)	814	65,861
RailAmerica, Inc. (a)	12,701	125,994
Roadrunner Transportation Systems, Inc. (a)	5,875	83,484
Saia, Inc. (a) (b)	7,036	105,540

*See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Road & Rail—(Continued)
USA Truck, Inc. (a)	4,593	$74,039
Werner Enterprises, Inc. (b)	23,073	505,068

		5,354,360

Semiconductors & Semiconductor Equipment—3.5%
Actel Corp. (a)	10,183	130,546
Advanced Analogic Technologies, Inc. (a) (b)	24,209	77,227
Advanced Energy Industries, Inc. (a)	18,729	230,179
Amkor Technology, Inc. (a) (b)	58,594	322,853
Anadigics, Inc. (a) (b)	35,789	156,040
Applied Micro Circuits Corp. (a)	32,626	341,920
ATMI, Inc. (a)	18,191	266,316
Axcelis Technologies, Inc. (a)	57,588	89,261
AXT, Inc. (a)	17,139	77,297
Brooks Automation, Inc. (a)	36,289	280,514
Cabot Microelectronics Corp. (a)	13,254	458,456
Cavium Networks, Inc. (a)	23,738	621,698
Ceva, Inc. (a)	9,581	120,721
Cirrus Logic, Inc. (a)	33,295	526,394
Cohu, Inc. (b)	11,848	143,716
Conexant Systems, Inc. (a)	45,150	101,136
Cymer, Inc. (a)	16,143	484,936
Diodes, Inc. (a)	18,315	290,659
DSP Group, Inc. (a)	13,388	85,549
Entegris, Inc. (a)	73,140	290,366
Entropic Communications, Inc. (a)	30,332	192,305
Exar Corp. (a)	20,123	139,452
FEI Co. (a)	20,566	405,356
FormFactor, Inc. (a) (b)	27,182	293,566
FSI International, Inc. (a)	17,924	75,101
GSI Technology, Inc. (a)	10,726	61,353
Hittite Microwave Corp. (a)	14,616	653,920
Integrated Device Technology, Inc. (a)	87,063	430,962
Integrated Silicon Solution, Inc. (a) (b)	14,137	106,593
IXYS Corp. (a)	13,771	121,736
Kopin Corp. (a)	34,528	117,050
Kulicke & Soffa Industries, Inc. (a) (b)	38,887	272,987
Lattice Semiconductor Corp. (a)	61,578	267,248
LTX-Credence Corp. (a)	79,420	224,759
Mattson Technology, Inc. (a)	27,537	104,365
MaxLinear, Inc. (a)	4,154	58,073
Micrel, Inc. (b)	25,706	261,687
Microsemi Corp. (a)	44,408	649,689
Microtune, Inc. (a) (b)	30,216	64,360
Mindspeed Technologies, Inc. (a)	17,338	129,862
MIPS Technologies, Inc. (a)	25,612	130,877
MKS Instruments, Inc. (a)	26,805	501,790
Monolithic Power Systems, Inc. (a)	16,249	290,207
MoSys, Inc. (a) (b)	15,057	66,552
Nanometrics, Inc. (a)	9,834	99,225
Netlogic Microsystems, Inc. (a) (b)	33,459	910,085
NVE Corp. (a)	2,143	93,285
OmniVision Technologies, Inc. (a) (b)	28,309	606,945
PDF Solutions, Inc. (a) (b)	12,576	60,365
Pericom Semiconductor Corp. (a)	14,116	135,514
Photronics, Inc. (a)	25,047	113,212

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—(Continued)
PLX Technology, Inc. (a)	19,623	$82,220
Power Integrations, Inc. (b)	13,319	428,805
RF Micro Devices, Inc. (a)	145,591	569,261
Rubicon Technology, Inc. (a) (b)	7,716	229,860
Rudolph Technologies, Inc. (a) (b)	18,288	138,074
Semtech Corp. (a)	34,386	562,899
Sigma Designs, Inc. (a) (b)	17,366	173,834
Silicon Image, Inc. (a)	41,704	146,381
Spansion, Inc. (a)	7,070	115,312
Standard Microsystems Corp. (a)	11,905	277,148
Supertex, Inc. (a) (b)	4,645	114,546
Tessera Technologies, Inc. (a)	27,229	437,025
Trident Microsystems, Inc. (a) (b)	39,600	56,232
TriQuint Semiconductor, Inc. (a)	80,577	492,325
Ultra Clean Holdings (a)	11,938	101,712
Ultratech, Inc. (a)	13,618	221,565
Veeco Instruments, Inc. (a) (b)	21,485	736,506
Virage Logic Corp. (a)	12,424	147,721
Volterra Semiconductor Corp. (a)	12,513	288,550
Zoran Corp. (a) (b)	28,437	271,289

		18,325,530

Software—4.1%
ACI Worldwide, Inc. (a) (b)	19,206	373,941
Actuate Corp. (a)	24,071	107,116
Advent Software, Inc. (a)	8,899	417,897
American Software, Inc.	12,761	58,956
ArcSight, Inc. (a) (b)	13,202	295,593
Ariba, Inc. (a) (b)	47,673	759,431
Aspen Technology, Inc. (a)	33,380	363,508
Blackbaud, Inc. (b)	24,636	536,326
Blackboard, Inc. (a) (b)	18,375	685,939
Bottomline Technologies, Inc. (a)	14,082	183,488
CDC Corp. (a)	53,618	111,525
CommVault Systems, Inc. (a)	22,803	513,068
Concur Technologies, Inc. (a) (b)	20,784	887,061
Deltek, Inc. (a) (b)	10,644	88,771
DemandTec, Inc. (a) (b)	13,832	93,366
Digimarc Corp. (a)	3,740	70,125
Double-Take Software, Inc. (a)	9,732	102,089
Ebix, Inc. (a) (b)	12,798	200,673
Epicor Software Corp. (a)	26,131	208,787
EPIQ Systems, Inc. (a) (b)	17,942	231,990
Fair Isaac Corp.	24,666	537,472
Fortinet, Inc. (a) (b)	21,254	349,416
Interactive Intelligence, Inc. (a) (b)	5,529	90,841
Jack Henry & Associates, Inc. (b)	45,406	1,084,295
JDA Software Group, Inc. (a)	22,324	490,682
Kenexa Corp. (a)	12,557	150,684
Lawson Software, Inc. (a)	74,843	546,354
Magma Design Automation, Inc. (a) (b)	28,516	80,985
Manhattan Associates, Inc. (a)	12,581	346,607
Mentor Graphics Corp. (a)	58,371	516,583
MicroStrategy, Inc. (a)	5,088	382,058
Monotype Imaging Holdings, Inc. (a)	12,841	115,697
NetScout Systems, Inc. (a)	16,489	234,474

*See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Software—(Continued)
NetSuite, Inc. (a) (b)	9,774	$123,543
Opnet Technologies, Inc.	7,388	108,530
Parametric Technology Corp. (a)	60,600	949,602
Pegasystems, Inc. (b)	8,291	266,224
Progress Software Corp. (a)	23,034	691,711
PROS Holdings, Inc. (a) (b)	11,234	73,021
Quest Software, Inc. (a)	31,135	561,675
Radiant Systems, Inc. (a)	15,752	227,774
Renaissance Learning, Inc. (b)	7,465	109,661
Rosetta Stone, Inc. (a)	5,868	134,729
S1 Corp. (a)	31,051	186,617
Smith Micro Software, Inc. (a)	15,906	151,266
SolarWinds, Inc. (a)	18,855	302,434
Sonic Solutions, Inc. (a) (b)	13,921	116,240
SonicWALL, Inc. (a)	30,108	353,769
Sourcefire, Inc. (a)	14,769	280,611
SRS Labs, Inc. (a)	6,577	60,180
SS&C Technologies Holdings, Inc. (a)	6,821	109,341
SuccessFactors, Inc. (a)	33,649	699,563
Symyx Technologies, Inc. (a)	19,225	96,317
Synchronoss Technologies, Inc. (a)	11,423	216,694
Take-Two Interactive Software, Inc. (a) (b)	37,813	340,317
Taleo Corp. (a)	21,930	532,680
TeleCommunication Systems, Inc. (b)	22,959	95,050
THQ, Inc. (a) (b)	38,813	167,672
TIBCO Software, Inc.(a)	86,186	1,039,403
TiVo, Inc.(a) (b)	60,220	444,424
Tyler Technologies, Inc.(a) (b)	16,849	261,496
Ultimate Software Group, Inc. (a)	13,790	453,139
Unica Corp. (a) (b)	8,241	78,949
VASCO Data Security International, Inc. (a) (b)	15,031	92,741
VirnetX Holding Corp. (a)	17,733	104,979
Wave Systems Corp. (a)	43,470	140,843
Websense, Inc. (a)	22,427	423,870

		21,210,863

Specialty Retail—3.2%
America’s Car-Mart, Inc. (a) (b)	5,173	117,065
AnnTaylor Stores Corp. (a) (b)	30,985	504,126
Asbury Automotive Group, Inc. (a)	14,126	148,888
Barnes & Noble, Inc.	20,979	270,629
Bebe Stores, Inc.	14,986	95,910
Big 5 Sporting Goods Corp. (b)	12,258	161,070
Brown Shoe Co., Inc.	23,566	357,732
Build-A-Bear-Workshop, Inc. (a)	10,289	69,759
Cabela’s, Inc. (a) (b)	21,874	309,298
Casual Male Retail Group, Inc. (a)	24,197	82,754
Charming Shoppes, Inc. (a)	64,753	242,824
Christopher & Banks Corp.	20,680	128,009
Citi Trends, Inc. (a) (b)	8,551	281,670
Coldwater Creek, Inc. (a) (b)	34,146	114,731
Collective Brands, Inc. (a)	35,851	566,446
Destination Maternity Corp. (a) (b)	2,943	74,458
DSW, Inc. (Class A) (a)	6,965	156,434
Express, Inc. (a)	8,941	146,364
Genesco, Inc. (a)	12,817	337,215

Security Description	Shares	Value*

Specialty Retail—(Continued)
Group 1 Automotive, Inc. (a) (b)	13,235	$311,420
Gymboree Corp. (a) (b)	15,530	663,286
Haverty Furniture Cos., Inc. (a) (b)	10,391	127,705
hhgregg, Inc. (a) (b)	7,296	170,143
Hibbett Sports, Inc. (a)	16,032	384,127
HOT Topic, Inc. (b)	24,702	125,486
Jo-Ann Stores, Inc. (a) (b)	14,841	556,686
Jos. A. Bank Clothiers, Inc. (a) (b)	10,216	551,562
Kirkland’s, Inc. (a)	9,307	157,056
Lithia Motors, Inc. (a)	10,676	65,978
Lumber Liquidators Holdings, Inc. (a) (b)	12,132	283,040
MarineMax, Inc. (a) (b)	12,696	88,110
Midas, Inc. (a) (b)	10,186	78,127
Monro Muffler Brake, Inc.	10,761	425,382
OfficeMax, Inc. (a)	45,653	596,228
Pacific Sunwear of California (a) (b)	33,024	105,677
Penske Automotive Group, Inc. (a)	24,131	274,128
PEP Boys-Manny, Moe & Jack (b)	28,658	253,910
Pier 1 Imports, Inc. (a) (b)	56,154	359,947
Rent-A-Center, Inc. (a)	34,836	705,777
Rue21, Inc. (a)	8,039	243,903
Sally Beauty Holdings, Inc. (a) (b)	53,088	435,322
Select Comfort Corp. (a) (b)	29,844	261,135
Shoe Carnival, Inc. (a)	5,485	112,497
Sonic Automotive, Inc. (a)	22,059	188,825
Stage Stores, Inc.	20,885	223,052
Stein Mart, Inc. (a)	15,504	96,590
Systemax, Inc. (a) (b)	6,631	99,929
Talbots, Inc. (a) (b)	38,055	392,347
The Buckle, Inc. (b)	13,965	452,745
The Cato Corp.	15,629	344,151
The Children’s Place Retail Stores, Inc. (a) (b)	14,932	657,307
The Dress Barn, Inc. (a)	31,910	759,777
The Finish Line, Inc. (Class A)	27,561	383,925
The Men’s Wearhouse, Inc.	28,904	530,677
The Wet Seal, Inc. (a) (b)	55,470	202,465
Ulta Salon Cosmetics & Fragrance, Inc. (a)	17,010	402,457
Vitamin Shoppe, Inc. (a)	8,754	224,540
West Marine, Inc. (a) (b)	8,963	97,517
Zumiez, Inc. (a) (b)	11,433	184,186

		16,742,504

Textiles, Apparel & Luxury Goods—2.0%
Carter’s, Inc. (a)	31,479	826,324
Cherokee, Inc. (b)	4,506	77,053
Columbia Sportswear Co. (b)	6,412	299,248
CROCS, Inc. (a)	47,077	498,075
Culp, Inc. (a)	5,138	56,312
Deckers Outdoor Corp. (a)	6,892	984,660
G-III Apparel Group, Ltd. (a) (b)	8,116	185,775
Iconix Brand Group, Inc. (a) (b)	39,147	562,542
Jones Apparel Group, Inc.	47,330	750,181
K-Swiss, Inc. (a) (b)	14,979	168,214
Liz Claiborne, Inc. (a) (b)	53,725	226,720
Maidenform Brands, Inc. (a)	12,548	255,477
Movado Group, Inc. (a) (b)	10,013	106,939

*See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Textiles, Apparel & Luxury Goods—(Continued)
Oxford Industries, Inc.	7,682	$160,784
Perry Ellis International, Inc. (a) (b)	5,714	115,423
Quiksilver, Inc. (a)	66,625	246,513
Skechers U.S.A., Inc. (a)	18,562	677,884
Steven Madden, Ltd. (a)	12,949	408,152
The Timberland Co. (Class A) (a)	23,645	381,867
The Warnaco Group, Inc. (a)	23,501	849,326
True Religion Apparel, Inc. (a)	13,933	307,501
Under Armour, Inc. (a) (b)	18,492	612,640
Unifi, Inc. (a)	26,290	100,428
UniFirst Corp.	8,113	357,134
Volcom, Inc. (a) (b)	10,624	197,288
Weyco Group, Inc. (b)	4,154	94,628
Wolverine World Wide, Inc. (b)	26,795	675,770

		10,182,858

Thrifts & Mortgage Finance—1.5%
Abington Bancorp, Inc.	12,336	107,570
Astoria Financial Corp. (b)	45,199	621,938
Bank Mutual Corp.	27,281	154,956
BankFinancial Corp. (b)	11,879	98,715
Beneficial Mutual Bancorp, Inc. (a)	18,913	186,860
Berkshire Hill Bancorp, Inc. (b)	7,472	145,555
Brookline Bancorp, Inc. (b)	32,815	291,397
Dime Community Bancshares	15,501	191,127
ESB Financial Corp.	5,713	74,555
ESSA Bancorp, Inc.	8,799	108,316
Federal Agricultural Mortage Corp. (b)	5,427	76,141
First Financial Holdings, Inc. (b)	9,379	107,390
Flagstar Bancorp, Inc. (a)	26,093	81,932
Flushing Financial Corp.	17,365	212,374
Home Federal Bancorp, Inc. (b)	10,146	128,144
Kearny Financial Corp. (b)	5,229	47,898
MGIC Investment Corp. (a) (b)	109,725	756,005
NewAlliance Bancshares, Inc.	55,468	621,796
Northwest Bancshares, Inc.	59,341	680,641
OceanFirst Financial Corp.	6,649	80,253
Ocwen Financial Corp. (a)	39,964	407,233
Oritani Financial Corp.	27,400	274,000
Provident Financial Services, Inc. (b)	33,586	392,620
Provident New York Bancorp (b)	20,537	181,752
Radian Group, Inc.	72,637	525,892
Territorial Bancorp, Inc.	7,186	136,175
The PMI Group, Inc. (a) (b)	78,946	228,154
TrustCo Bank Corp. (b)	42,029	235,362
United Financial Bancorp, Inc.	9,478	129,375
ViewPoint Financial Group (b)	6,098	84,457
Westfield Financial, Inc.	15,381	128,124
WSFS Financial Corp. (b)	2,488	89,394

		7,586,101

Tobacco—0.2%
Alliance One International, Inc. (a) (b)	51,865	184,639
Star Scientific, Inc. (a)	45,608	74,797
Universal Corp. (b)	12,203	484,215
Vector Group, Ltd. (b)	22,445	377,525

		1,121,176

Security Description	Shares	Value*

Trading Companies & Distributors—0.8%
Aceto Corp.	12,038	$68,978
Aircastle, Ltd.	24,542	192,655
Applied Industrial Technologies, Inc.	23,703	600,160
Beacon Roofing Supply, Inc. (a)	24,991	450,338
CAI International, Inc. (a)	5,966	70,995
DXP Enterprises, Inc. (a) (b)	4,456	69,736
H&E Equipment Services, Inc. (a) (b)	16,345	122,424
Houston Wire & Cable Co. (b)	10,450	113,382
Interline Brands, Inc. (a)	18,029	311,721
Kaman Corp. (b)	14,024	310,211
RSC Holdings, Inc. (a) (b)	24,557	151,517
Rush Enterprises, Inc. (a)	17,833	238,249
TAL International Group, Inc. (b)	8,589	192,995
Textainer Group Holdings, Ltd. (b)	5,684	137,212
Titan Machinery, Inc. (a) (b)	8,157	107,101
United Rentals, Inc. (a) (b)	30,724	286,348
Watsco, Inc.	14,680	850,266

		4,274,288

Water Utilities—0.3%
American States Water Co.	8,894	294,747
Artesian Resources Corp.	3,558	65,681
Cadiz, Inc. (a) (b)	7,887	95,196
California Water Service Group	10,941	390,594
Connecticut Water Service, Inc. (b)	4,800	100,896
Consolidated Water Co., Ltd. (b)	8,783	99,951
Middlesex Water Co. (b)	7,497	118,827
SJW Corp. (b)	7,394	173,315
Southwest Water Co. (b)	14,142	148,208
York Water Co.	6,695	95,069

		1,582,484

Wireless Telecommunication Services—0.3%
FiberTower Corp. (a)	24,569	115,966
ICO Global Communications Holdings, Ltd. (a)	50,508	81,318
NTELOS Holdings Corp. (b)	16,740	287,928
Shenandoah Telecommunications Co. (b)	12,542	222,495
Syniverse Holdings, Inc. (a)	37,490	766,670
USA Mobility, Inc. (a) (b)	13,071	168,877

		1,643,254

Total Common Stock (Identified Cost $561,958,230)		498,570,496

Mutual Funds—2.7%

Exchange Traded Funds—2.7%
iShares Russell 2000 Index Fund (b)	232,000	14,170,560

Total Mutual Funds (Identified Cost $16,090,188)		14,170,560

*See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Short Term Investments—24.6%

Security Description	Shares/Par Amount	Value*

Discount Notes—1.3%
Federal National Mortgage Association 0.079%, 07/15/10	$6,950,000	$6,949,784

Mutual Funds—21.6%
State Street Navigator Securities Lending Prime Portfolio (c)	112,643,417	112,643,417

Repurchase Agreement—1.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/10 at 0.000% to be repurchased at $8,100,000 on 07/01/10, collateralized by $8,105,000 U.S. Treasury Note due 05/31/15 with a value of $8,264,669	8,100,000	8,100,000

Security Description	Shares/Par Amount	Value*

U.S. Treasury—0.1%
U.S. Treasury Cash Management Bill 0.096%, 07/15/10	$566,700	$566,688

Total Short Term Investments (Identified Cost $128,259,889)		128,259,889

Total Investments—123.0% (Identified Cost $706,308,307) (d)		641,000,945
Liabilities in excess of other assets		(119,821,660)

Net Assets—100.0%		$521,179,285

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of June 30, 2010, the market value of securities loaned was $108,361,228 and the collateral received consisted of cash in the amount of $112,643,417 and non-cash collateral with a value of $325,265. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2010 was $708,234,695 and the composition of unrealized appreciation and depreciation of investment securities was $50,401,607 and $(117,635,357), respectively.

Futures Contracts

Futures Contracts-Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of June 30, 2010	Net Unrealized Depreciation
Russell 2000 Mini Index Futures	9/17/2010	130	$8,127,622	$7,901,400	($226,222)

*See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between level 1 and level 2 deemed significant (greater than 10% of total assets), if any, will be disclosed following the valuation table below. For the period ended June 30, 2010, there were no transfers between levels 1 and 2. For information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value of the Portfolio’s investments as of June 30, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$498,570,496	$—	$—	$498,570,496
Short Term Investments
Discount Notes	—	6,949,784	—	6,949,784
Mutual Funds	112,643,417	—	—	112,643,417
Repurchase Agreement	—	8,100,000	—	8,100,000
U.S. Treasury	—	566,688	—	566,688
Total Short Term Investments	112,643,417	15,616,472	—	128,259,889
Mutual Funds
Exchange Traded Funds	14,170,560	—	—	14,170,560
Total Investments	$625,384,473	$15,616,472	$—	$641,000,945

Futures Contracts**
Futures Contracts Long (Depreciation)	$(226,222)	$—	$—	$(226,222)

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures contracts are valued based on the unrealized appreciation/depreciation on the instrument.

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Statement of Assets & Liabilities

June 30, 2010 (Unaudited)

Assets
Investments at value (a)(b)		$641,000,945
Receivable for:
Securities sold		2,615,269
Fund shares sold		301,772
Accrued interest and dividends		555,169

Total Assets		644,473,155
Liabilities
Payable for:
Securities purchased	$9,768,776
Fund shares redeemed	227,241
Futures variation margin	70,200
Foreign taxes	74
Collateral for securities loaned	112,643,417
Due to custodian bank	284,027
Accrued expenses:
Management fees	110,007
Distribution and service fees	37,907
Deferred directors’ fees	8,168
Other expenses	144,053

Total Liabilities		123,293,870

Net Assets		$521,179,285

Net assets consists of:
Paid in surplus		$673,801,029
Undistributed net investment income		2,696,357
Accumulated net realized losses		(89,784,517)
Unrealized depreciation on investments		(65,533,584)

Net Assets		$521,179,285

Net Assets
Class A		$337,775,501
Class B		136,318,277
Class E		27,293,594
Class G		19,791,913

Capital Shares (Authorized) Outstanding
Class A (60,000,000)		32,770,393
Class B (25,000,000)		13,444,577
Class E (10,000,000)		2,658,381
Class G (5,000,000)		1,955,273

Net Asset Value, Offering and Redemption Price Per Share
Class A		$10.31
Class B		10.14
Class E		10.27
Class G		10.12

(a)	Identified cost of investments was $706,308,307.
(b)	Includes securities on loan with a value of $108,361,228.

Statement of Operations

Six months ended June 30, 2010 (Unaudited)

Investment Income
Dividends (a)		$3,439,700
Interest (b)		500,022

		3,939,722
Expenses
Management fees	$692,528
Distribution and service fees—Class B	182,177
Distribution and service fees—Class E	22,834
Distribution and service fees—Class G	21,519
Directors’ fees and expenses	19,782
Custodian and accounting	48,027
Audit and tax services	16,500
Legal	1,063
Shareholder reporting	114,093
Insurance	3,317
Miscellaneous	9,274

Total expenses	1,131,114
Management fee waivers	(19,390)	1,111,724

Net Investment Income		2,827,998

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	11,073,031
Futures contracts	188,509	11,261,540

Net change in unrealized depreciation on:
Investments	(24,369,198)
Futures contracts	(478,626)	(24,847,824)

Net realized and unrealized loss		(13,586,284)

Net Decrease in Net Assets From Operations		$(10,758,286)

(a)	Net of foreign taxes of $95.
(b)	Includes income on securities loaned of $496,287.

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$2,827,998	$5,746,168
Net realized gain (loss)	11,261,540	(45,655,688)
Net change in unrealized appreciation (depreciation)	(24,847,824)	148,868,146

Increase (decrease) in net assets from operations	(10,758,286)	108,958,626

From Distributions to Shareholders
Net investment income
Class A	(4,061,422)	(8,407,068)
Class B	(1,372,860)	(1,960,065)
Class E	(307,676)	(492,930)
Class G	(131,056)	0

	(5,873,014)	(10,860,063)

Net realized capital gain
Class A	0	(11,447,922)
Class B	0	(3,155,828)
Class E	0	(742,295)

	0	(15,346,045)

Total distributions	(5,873,014)	(26,206,108)

Increase (decrease) in net assets from capital share transactions	9,624,772	(73,930,919)

Total increase (decrease) in net assets	(7,006,528)	8,821,599

Net Assets
Beginning of the period	528,185,813	519,364,214

End of the period	$521,179,285	$528,185,813

Undistributed Net Investment Income
End of the period	$2,696,357	$5,741,373

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	2,275,017	$25,560,742	4,956,061	$42,298,335
Reinvestments	332,087	4,061,422	2,497,483	19,854,990
Redemptions	(2,725,015)	(30,405,176)	(18,414,148)	(155,993,363)

Net decrease	(117,911)	$(783,012)	(10,960,604)	$(93,840,038)

Class B
Sales	921,725	$10,237,950	2,930,686	$24,541,661
Reinvestments	114,025	1,372,860	653,371	5,115,893
Redemptions	(1,009,362)	(11,077,890)	(2,004,322)	(17,176,070)

Net increase	26,388	$532,920	1,579,735	$12,481,484

Class E
Sales	174,899	$1,954,420	517,997	$4,422,849
Reinvestments	25,240	307,676	155,963	1,235,225
Redemptions	(375,403)	(4,177,039)	(779,817)	(6,705,612)

Net decrease	(175,264)	$(1,914,943)	(105,857)	$(1,047,538)

Class G
Sales	1,419,649	$15,724,901	998,746	$9,464,337
Reinvestments	10,903	131,056	0	0
Redemptions	(368,652)	(4,066,150)	(105,373)	(989,164)

Net increase	1,061,900	$11,789,807	893,373	$8,475,173

Increase (decrease) derived from capital share transactions		$9,624,772		$(73,930,919)

See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.61		$8.89	$14.17	$15.68	$13.92	$14.01

Income (Loss) From Investment Operations
Net investment income	0.06	(a)	0.13 (a)	0.20 (a)	0.22 (a)	0.18 (a)	0.14
Net realized and unrealized gain (loss) on investments	(0.23)		2.04	(4.71)	(0.38)	2.30	0.40

Total from investment operations	(0.17)		2.17	(4.51)	(0.16)	2.48	0.54

Less Distributions
Distributions from net investment income	(0.13)		(0.19)	(0.16)	(0.15)	(0.13)	(0.11)
Distributions from net realized capital gains	0.00		(0.26)	(0.61)	(1.20)	(0.59)	(0.52)

Total distributions	(0.13)		(0.45)	(0.77)	(1.35)	(0.72)	(0.63)

Net Asset Value, End of Period	$10.31		$10.61	$8.89	$14.17	$15.68	$13.92

Total Return (%)	(1.93	)(b)	26.01	(33.45)	(1.58)	17.96	4.50

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.33	(c)	0.35	0.32	0.32	0.36	0.36
Net ratio of expenses to average net assets (%) (d)	0.32	(c)	0.34	0.31	0.31	0.35	0.35
Ratio of net investment income to average net assets (%)	1.10	(c)	1.47	1.68	1.47	1.21	1.10
Portfolio turnover rate (%)	34	(c)	27	33	37	44	39
Net assets, end of period (in millions)	$337.78		$348.95	$389.89	$610.84	$331.57	$266.47

	Class B
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.43		$8.74	$13.93	$15.44	$13.73	$13.82

Income (Loss) From Investment Operations
Net investment income	0.05	(a)	0.11 (a)	0.17 (a)	0.18 (a)	0.14 (a)	0.10
Net realized and unrealized gain (loss) on investments	(0.24)		2.00	(4.63)	(0.38)	2.25	0.41

Total from investment operations	(0.19)		2.11	(4.46)	(0.20)	2.39	0.51

Less Distributions
Distributions from net investment income	(0.10)		(0.16)	(0.12)	(0.11)	(0.09)	(0.08)
Distributions from net realized capital gains	0.00		(0.26)	(0.61)	(1.20)	(0.59)	(0.52)

Total distributions	(0.10)		(0.42)	(0.73)	(1.31)	(0.68)	(0.60)

Net Asset Value, End of Period	$10.14		$10.43	$8.74	$13.93	$15.44	$13.73

Total Return (%)	(1.95	)(b)	25.66	(33.57)	(1.84)	17.58	4.30

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	(c)	0.60	0.57	0.57	0.61	0.61
Net ratio of expenses to average net assets (%) (d)	0.57	(c)	0.59	0.56	0.56	0.60	0.60
Ratio of net investment income to average net assets (%)	0.85	(c)	1.20	1.43	1.17	0.97	0.87
Portfolio turnover rate (%)	34	(c)	27	33	37	44	39
Net assets, end of period (in millions)	$136.32		$139.99	$103.47	$160.85	$159.00	$108.69

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.57		$8.85	$14.10	$15.61	$13.87	$13.95

Income (Loss) From Investment Operations
Net investment income	0.05	(a)	0.12 (a)	0.18 (a)	0.19 (a)	0.16 (a)	0.13
Net realized and unrealized gain (loss) on investments	(0.24)		2.03	(4.69)	(0.37)	2.28	0.40

Total from investment operations	(0.19)		2.15	(4.51)	(0.18)	2.44	0.53

Less Distributions
Distributions from net investment income	(0.11)		(0.17)	(0.13)	(0.13)	(0.11)	(0.09)
Distributions from net realized capital gains	0.00		(0.26)	(0.61)	(1.20)	(0.59)	(0.52)

Total distributions	(0.11)		(0.43)	(0.74)	(1.33)	(0.70)	(0.61)

Net Asset Value, End of Period	$10.27		$10.57	$8.85	$14.10	$15.61	$13.87

Total Return (%)	(2.04	)(b)	25.86	(33.52)	(1.73)	17.72	4.42

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.48	(c)	0.50	0.47	0.47	0.51	0.51
Net ratio of expenses to average net assets (%) (d)	0.47	(c)	0.49	0.46	0.46	0.50	0.50
Ratio of net investment income to average net assets (%)	0.95	(c)	1.30	1.52	1.27	1.05	0.95
Portfolio turnover rate (%)	34	(c)	27	33	37	44	39
Net assets, end of period (in millions)	$27.29		$29.94	$26.01	$46.86	$55.21	$49.49

	Class G
	Six months ended June 30, 2010		Year ended December 31, 2010(e)
Net Asset Value, Beginning of Period	$10.41		$7.84

Income (Loss) From Investment Operations
Net investment income	0.05	(a)	0.08	(a)
Net realized and unrealized gain (loss) on investments	(0.24)		2.49

Total from investment operations	(0.19)		2.57

Less Distributions
Distributions from net investment income	(0.10)		0.00

Total distributions	(0.10)		0.00

Net Asset Value, End of Period	$10.12		$10.41

Total Return (%)	(2.02	)(b)	32.78	(b)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.63	(c)	0.65	(c)
Net ratio of expenses to average net assets (%) (d)	0.62	(c)	0.64	(c)
Ratio of net investment income to average net assets (%)	0.86	(c)	1.24	(c)
Portfolio turnover rate (%)	34	(c)	27
Net assets, end of period (in millions)	$19.79		$9.30

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.
(e)	Commencement of operations was April 28, 2009.

See accompanying notes to financial statements.

MSF-27

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The Russell 2000 Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class E and Class G. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class E and Class G shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the

MSF-28

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Financial futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, capital loss carryforwards, post October loss deferral, and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

MSF-29

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the six months ended June 30, 2010 were $692,528.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors Company, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers pays MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Fees earned by MLIAC with respect to the Portfolio for the six months ended June 30, 2010 were $63,713.

MSF-30

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2010 to April 30, 2011, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.007% of average daily net assets. An identical expense agreement was in place for the period May 1, 2009 through April 30, 2010. Amounts waived for the six months ended June 30, 2010 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife Advisers is an affiliate of MetLife and MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E and G shares. Under the Distribution and Service Plan, the Class B, E and G shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E and G shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.15% per year for Class E shares and 0.30% per year for Class G shares. Amounts paid by the Portfolio for the six months ended June 30, 2010 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$96,680,557	$0	$92,795,740

5.	DERIVATIVE INSTRUMENTS

Authoritative accounting guidance requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit- risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency,

MSF-31

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Future contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the six months ended June 30, 2010, the Portfolio entered into equity index futures contracts which were subject to equity price risk. The Portfolio’s average futures contract amount outstanding, based on activity level at each quarter-end period, for the six months ended June 30, 2010 was $6,797,460. At June 30, 2010, the unrealized depreciation on open equity index futures contracts was $226,222. For the six months ended June 30, 2010, the Portfolio had realized gains in the amount of $188,509 which is shown under Net realized gain on futures contracts in the Statement of Operations. The Portfolio’s net change in unrealized depreciation was $(478,626) which is shown under Net change in unrealized depreciation on futures contracts in the Statement of Operations.

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts it’s exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$10,989,235	$14,883,578	$15,216,873	$28,011,559	$—	$—	$26,206,108	$42,895,137

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total
$5,784,745	$—	$(43,320,435)	$(90,933,963)	$(128,469,653)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future realized capital gains. As of December 31, 2009, the Portfolio had $90,933,963 in capital loss carryforwards expiring on December 31, 2017.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of

MSF-32

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$(7,516,713)

8.	RECENT ACCOUNTING PRONOUNCEMENT

The Portfolio adopted Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”, effective March 31, 2010. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

9.	SUBSEQUENT EVENTS

Management completed an evaluation of the impact of all subsequent events on the Portfolio’s financial statements and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

MSF-33

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-34

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2010, the Class A, B and E shares of the T. Rowe Price Large Cap Growth Portfolio returned -7.91%, -8.04%, and -7.97%, respectively, compared to its benchmark, the Russell 1000 Growth Index1, which returned -7.65%.

MARKET ENVIRONMENT/CONDITIONS

All sectors in the Russell 1000 Growth Index posted negative returns. Telecommunication services, a defensive stock sector, was the leading performer. The industrials and business services and consumer discretionary sectors also outperformed the overall index. Energy, utilities, and materials sectors were the worst performing sectors in the index, as lower commodity prices and the Gulf oil spill dampened investor enthusiasm for natural resources stocks. Large-cap growth was the worst performing equity style, as measured by the Russell indices, as value stocks and mid- and small-cap stocks relatively outperformed.

PORTFOLIO REVIEW/CURRENT POSITIONING

Stock selection in consumer discretionary drove relative underperformance. An overweight allocation and stock selection in the Internet and catalog retail industry weighed on relative performance. Internet retailer Amazon.com declined on financial turmoil in Europe, and subsequent unfavorable foreign exchange earnings, as nearly half the company’s sales are international. More aggressive pricing of its digital eBook reader Kindle also weighed on results. Liberty Media was negatively affected by plans to split Liberty Media Interactive into an asset-based stock, in order for the parent company to more efficiently raise capital and pursue acquisitions. A principal holding of Liberty Media Interactive is QVC, the home shopping retailer, and investors worried about its future in the sluggish consumer spending economy. The Portfolio was overweight the sector and added to holdings in the period, initiating a position in Carnival plc, the cruise line operator.

Financials was a significant detractor from results, due to stock selection. Stock selection in the capital markets industry drove relative underperformance. Invesco, the mutual funds manager, was hit by a selloff due to investor uncertainty after it missed earnings estimates on unexpectedly higher expenses. However, we believe the firm has several growth catalysts that could benefit from higher interest rates and higher tax rates. Shares of Goldman Sachs, the global investment bank, fell sharply after the Securities and Exchange Commission filed fraud charges related to its mortgage securities sales. We eliminated our position in the stock in the face of regulatory and headline challenges.

We have devoted a sizable portion of the Portfolio to the financials sector, which we believe is in stronger shape after the government’s efforts to steady the U.S. financial system in 2008. The level of uncertainty in the sector has decreased significantly as both the Senate and the House approved the financial reform bill a week before the end of the quarter. We have been focused on limiting the Portfolio’s exposure to companies that we believe will be negatively impacted by the legislation.

Stock selection in information technology was the primary contributor to relative outperformance by the Portfolio in this sector compared to the index. The stock price of Apple was particularly volatile over the past three months, but finished with a positive return and outperformed its sector group. The company recently announced its best non-holiday quarter for revenues, lifted by iPhone sales and strong sales of the new iPad portable computing device. Baidu, China’s leading Internet search provider, continued to gain from Google’s departure from that market. The company’s quarterly earnings more than doubled in the second quarter.

From a positioning perspective, a significant portion of the Portfolio is invested in information technology, and is slightly overweight the index. This reflects our confidence in the sector’s superior growth prospects. Our conviction stems from secular trends, including the rapid growth of wireless Internet and strong sales of smart phones and other devices that are making mobile computing increasingly widespread. As of June 30, 2010, we continued to have a significant allocation to Internet software and services, computers and peripherals, and information technology services.

P. Robert Bartolo, CFA, CPA

Portfolio Manager

Managed By T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2010

	6 Months	1 Year	5 Year	10 Year	Since Inception[2]
T. Rowe Price Large Cap Growth Portfolio
Class A	-7.91	14.46	0.48	-0.70	—
Class B	-8.04	14.19	0.23	—	4.54
Class E	-7.97	14.26	0.33	—	0.46
Russell 1000 Growth Index	-7.65	13.62	0.38	-5.14	—

1 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

2 Inception dates of the Class A, Class B and Class E shares are 11/9/98, 7/30/02 and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may flucuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2010

Top Holdings

% of Net Assets
Apple, Inc.	7.5
Google, Inc. (Class A)	5.0
Amazon.com, Inc.	3.3
Danaher Corp.	3.2
Visa, Inc.	2.9
Crown Castle International Corp.	2.4
Express Scripts, Inc.	2.3
Medco Health Solutions, Inc.	2.2
Praxair, Inc.	2.1
American Express Co.	2.0

Top Sectors

% of Net Assets

Information Technology	33.6
Consumer Discretionary	15.3
Financials	12.0
Industrials & Business Services	11.8
Health Care	9.6
Energy	6.2
Telecommunications	4.7
Materials	3.5
Consumer Staples	2.4
Cash & Equivalents	0.9

MSF-2

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 through June 30, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Large Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses paid during period* January 1, 2010 to June 30, 2010
Class A(a)	Actual	0.62%	$1,000.00	$920.86	$2.95
	Hypothetical	0.62%	$1,000.00	$1,021.68	$3.11

Class B(a)	Actual	0.87%	$1,000.00	$919.60	$4.14
	Hypothetical	0.87%	$1,000.00	$1,020.42	$4.36

Class E(a)	Actual	0.77%	$1,000.00	$920.33	$3.67
	Hypothetical	0.77%	$1,000.00	$1,020.92	$3.86

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—99.1% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.1%
Precision Castparts Corp.	75,900	$7,811,628

Air Freight & Logistics—2.1%
Expeditors International of Washington, Inc.	143,600	4,955,636
FedEx Corp.	78,600	5,510,646
United Parcel Service, Inc. (Class B)	75,100	4,272,439

		14,738,721

Beverages—0.8%
PepsiCo., Inc.	92,600	5,643,970

Biotechnology—0.4%
Celgene Corp. (a)	61,600	3,130,512

Capital Markets—3.9%
Franklin Resources, Inc.	88,800	7,653,672
Invesco, Ltd.	358,500	6,033,555
Morgan Stanley	113,400	2,632,014
Northern Trust Corp.	136,900	6,393,230
The Charles Schwab Corp.	315,900	4,479,462

		27,191,933

Chemicals—2.1%
Praxair, Inc.	194,300	14,764,857

Commercial Banks—2.4%
PNC Financial Services Group, Inc.	59,500	3,361,750
U.S. Bancorp	319,600	7,143,060
Wells Fargo & Co.	248,800	6,369,280

		16,874,090

Commercial Services & Supplies—0.5%
Republic Services, Inc.	118,200	3,514,086

Communications Equipment—3.5%
Cisco Systems, Inc. (a)	394,100	8,398,271
Juniper Networks, Inc. (a)	255,300	5,825,946
QUALCOMM, Inc.	309,100	10,150,844

		24,375,061

Computers & Peripherals—8.6%
Apple, Inc. (a)	209,400	52,670,383
Hewlett-Packard Co.	95,000	4,111,600
SanDisk Corp. (a)	78,500	3,302,495

		60,084,478

Consumer Finance—2.0%
American Express Co.	347,100	13,779,870

Diversified Financial Services—3.4%
IntercontinentalExchange, Inc. (a)	60,900	6,883,527
JPMorgan Chase & Co.	374,200	13,699,462
NYSE Euronext	123,200	3,404,016

		23,987,005

Security Description	Shares	Value*

Electrical Equipment—0.8%
Emerson Electric Co.	56,700	$2,477,223
Rockwell Automation, Inc. (b)	59,900	2,940,491

		5,417,714

Electronic Equipment, Instruments & Components—1.9%
Corning, Inc.	339,900	5,489,385
Dolby Laboratories, Inc. (Class A) (a)	124,000	7,773,560

		13,262,945

Energy Equipment & Services—2.7%
Cameron International Corp. (a)	132,400	4,305,648
FMC Technologies, Inc. (a)	78,800	4,149,608
Schlumberger, Ltd.	195,700	10,830,038

		19,285,294

Food & Staples Retailing—0.8%
Costco Wholesale Corp.	98,300	5,389,789

Health Care Equipment & Supplies—1.9%
Intuitive Surgical, Inc. (a)	14,330	4,522,835
Stryker Corp.	112,900	5,651,774
Zimmer Holdings, Inc. (a)	57,500	3,107,875

		13,282,484

Health Care Providers & Services—5.7%
Express Scripts, Inc. (a)	348,700	16,395,874
McKesson Corp.	122,000	8,193,520
Medco Health Solutions, Inc. (a)	279,700	15,405,876

		39,995,270

Hotels, Restaurants & Leisure—4.2%
Carnival plc (GBP) (a)	126,300	4,049,812
Marriott International, Inc. (b)	258,860	7,750,268
MGM Mirage (a) (b)	272,200	2,624,008
Starbucks Corp.	417,500	10,145,250
Starwood Hotels & Resorts Worldwide, Inc. (b)	110,800	4,590,444

		29,159,782

Household Products—0.9%
The Procter & Gamble Co.	100,905	6,052,282

Industrial Conglomerates—1.5%
3M Co.	90,800	7,172,292
McDermott International, Inc. (a)	150,900	3,268,494

		10,440,786

Insurance—0.4%
SunLife Financial, Inc. (CAD)	97,800	2,578,368

Internet & Catalog Retail—4.2%
Amazon.com, Inc. (a) (b)	211,800	23,141,268
Liberty Media Interactive (Series A) (a)	430,600	4,521,300
priceline.com, Inc. (a) (b)	9,800	1,730,092

		29,392,660

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Internet Software & Services—9.2%
Akamai Technologies, Inc. (a) (b)	129,700	$5,261,929
Baidu, Inc. (ADR) (a)	185,900	12,656,072
eBay, Inc. (a)	243,800	4,780,918
Google, Inc. (Class A) (a)	79,300	35,284,535
Tencent Holdings, Ltd. (HKD)	414,700	6,838,615

		64,822,069

IT Services—6.9%
Accenture plc	187,100	7,231,415
Automatic Data Processing, Inc.	91,400	3,679,764
International Business Machines Corp.	36,000	4,445,280
MasterCard, Inc.	48,200	9,617,346
The Western Union Co.	193,700	2,888,067
Visa, Inc.	288,700	20,425,525

		48,287,397

Life Sciences Tools & Services—0.5%
Illumina, Inc. (a) (b)	77,500	3,373,575

Machinery—4.5%
Bucyrus International, Inc.	31,500	1,494,675
Danaher Corp. (b)	598,200	22,205,184
Deere & Co.	54,000	3,006,720
PACCAR, Inc. (b)	120,600	4,808,322

		31,514,901

Media—1.5%
The McGraw-Hill Cos., Inc.	88,400	2,487,576
The Walt Disney Co.	262,200	8,259,300

		10,746,876

Metals & Mining—1.4%
Agnico-Eagle Mines, Ltd.	34,700	2,109,066
BHP Billiton, Ltd. (AUD)	207,400	6,497,617
Freeport-McMoRan Copper & Gold, Inc.	23,300	1,377,729

		9,984,412

Multiline Retail—0.6%
Kohl’s Corp. (a)	85,000	4,037,500

Oil, Gas & Consumable Fuels—3.5%
EOG Resources, Inc.	83,500	8,213,895
Murphy Oil Corp.	44,300	2,195,065
Petroleo Brasileiro S.A. (ADR)	225,600	6,722,880
Suncor Energy, Inc.	247,800	7,295,232

		24,427,072

Pharmaceuticals—1.1%
Allergan, Inc.	128,000	7,457,280

Road & Rail—0.4%
Union Pacific Corp.	36,200	2,516,262

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—2.5%
ASML Holding NV (b)	102,800	$2,823,916
Broadcom Corp.	202,900	6,689,613
Marvell Technology Group, Ltd. (a)	202,600	3,192,976
NVIDIA Corp. (a)	267,300	2,729,133
Samsung Electronics Co., Ltd. (KRW)	3,685	2,313,766

		17,749,404

Software—0.9%
Autodesk, Inc. (a)	51,900	1,264,284
McAfee, Inc. (a)	93,700	2,878,464
Salesforce.com, Inc. (a) (b)	24,600	2,111,172

		6,253,920

Specialty Retail—2.9%
AutoZone, Inc. (a)	31,300	6,047,786
CarMax, Inc. (a)	168,700	3,357,130
Lowe’s Cos., Inc.	351,700	7,181,714
O’Reilly Automotive, Inc. (a) (b)	76,800	3,652,608

		20,239,238

Textiles, Apparel & Luxury Goods—1.8%
Coach, Inc.	181,300	6,626,515
Nike, Inc. (b)	94,200	6,363,210

		12,989,725

Trading Companies & Distributors—0.9%
Fastenal Co. (b)	130,500	6,549,795

Wireless Telecommunication Services—4.7%
American Tower Corp. (Class A) (a)	295,700	13,158,650
Crown Castle International Corp. (a)	464,578	17,310,176
Leap Wireless International, Inc. (a) (b)	97,800	1,269,444
MetroPCS Communications, Inc. (a) (b)	176,800	1,447,992

		33,186,262

Total Common Stock (Identified Cost $647,893,791)		694,289,273

Short Term Investments—4.9%

Mutual Funds—4.9%
State Street Navigator Securities Lending Prime Portfolio (c)	28,309,014	28,309,014
T. Rowe Price Reserve Investment Fund (d)	5,933,524	5,933,524

Total Short Term Investments (Identified Cost $34,242,538)		34,242,538

Total Investments—104.0% (Identified Cost $682,136,329) (e)		728,531,811
Liabilities in excess of other assets		(27,952,505)

Net Assets—100.0%		$700,579,306

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of June 30, 2010, the market value of securities loaned was $27,345,925 and the collateral received consisted of cash in the amount of $28,309,014. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	Affiliated Issuer. See below.
(e)	The aggregate cost of investments for federal income tax purposes as of June 30, 2010 was $682,136,329 and the composition of unrealized appreciation and depreciation of investment securities was $88,111,995 and $ (41,716,513), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(KRW)—	South Korean Won

Affiliated Issuer

Security Description	Number of Shares Held at December 31, 2009	Shares Purchased Since December 31, 2009	Shares Sold Since December 31, 2009	Number of Shares Held at June 30, 2010	Realized Gain/Loss on Shares Sold	Income for Period Ended June 30, 2010
T. Rowe Price Reserve Investment Fund	5,731,571	52,974,642	52,772,689	5,933,524	$0	$5,113

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between level 1 and level 2 deemed significant (greater than 10% of total assets), if any, will be disclosed following the valuation table below. For the period ended June 30, 2010, there were no transfers between levels 1 and 2. For information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value of the Portfolio’s investments as of June 30, 2010:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$7,811,628	$—	$—	$7,811,628
Air Freight & Logistics	14,738,721	—	—	14,738,721
Beverages	5,643,970	—	—	5,643,970
Biotechnology	3,130,512	—	—	3,130,512
Capital Markets	27,191,933	—	—	27,191,933
Chemicals	14,764,857	—	—	14,764,857
Commercial Banks	16,874,090	—	—	16,874,090
Commercial Services & Supplies	3,514,086	—	—	3,514,086
Communications Equipment	24,375,061	—	—	24,375,061
Computers & Peripherals	60,084,478	—	—	60,084,478
Consumer Finance	13,779,870	—	—	13,779,870
Diversified Financial Services	23,987,005	—	—	23,987,005
Electrical Equipment	5,417,714	—	—	5,417,714
Electronic Equipment, Instruments & Components	13,262,945	—	—	13,262,945
Energy Equipment & Services	19,285,294	—	—	19,285,294
Food & Staples Retailing	5,389,789	—	—	5,389,789
Health Care Equipment & Supplies	13,282,484	—	—	13,282,484
Health Care Providers & Services	39,995,270	—	—	39,995,270
Hotels, Restaurants & Leisure	25,109,970	4,049,812	—	29,159,782
Household Products	6,052,282	—	—	6,052,282
Industrial Conglomerates	10,440,786	—	—	10,440,786
Insurance	—	2,578,368	—	2,578,368
Internet & Catalog Retail	29,392,660	—	—	29,392,660
Internet Software & Services	57,983,454	6,838,615	—	64,822,069
IT Services	48,287,397	—	—	48,287,397
Life Sciences Tools & Services	3,373,575	—	—	3,373,575
Machinery	31,514,901	—	—	31,514,901
Media	10,746,876	—	—	10,746,876
Metals & Mining	3,486,795	6,497,617	—	9,984,412
Multiline Retail	4,037,500	—	—	4,037,500
Oil, Gas & Consumable Fuels	24,427,072	—	—	24,427,072
Pharmaceuticals	7,457,280	—	—	7,457,280
Road & Rail	2,516,262	—	—	2,516,262
Semiconductors & Semiconductor Equipment	15,435,638	2,313,766	—	17,749,404
Software	6,253,920	—	—	6,253,920
Specialty Retail	20,239,238	—	—	20,239,238
Textiles, Apparel & Luxury Goods	12,989,725	—	—	12,989,725
Trading Companies & Distributors	6,549,795	—	—	6,549,795
Wireless Telecommunication Services	33,186,262	—	—	33,186,262
Total Common Stock	672,011,095	22,278,178	—	694,289,273
Short Term Investments
Mutual Funds	34,242,538	—	—	34,242,538
Total Investments	$706,253,633	$22,278,178	$—	$728,531,811

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Statement of Assets & Liabilities

June 30, 2010 (Unaudited)

Assets
Investments at value (a)(b)		$728,531,811
Cash denominated in foreign currencies (c)		30,181
Receivable for:
Securities sold		372,247
Fund shares sold		366,783
Accrued interest and dividends		380,062
Foreign taxes		64,445

Total Assets		729,745,529
Liabilities
Payable for:
Fund shares redeemed	$371,339
Collateral for securities loaned	28,309,014
Accrued expenses:
Management fees	357,003
Distribution and service fees	45,077
Deferred directors’ fees	8,168
Other expenses	75,622

Total Liabilities		29,166,223

Net Assets		$700,579,306

Net assets consists of:
Paid in surplus		$783,491,534
Undistributed net investment income		62,042
Accumulated net realized losses		(129,365,763)
Unrealized appreciation on investments and foreign currency transactions		46,391,493

Net Assets		$700,579,306

Net Assets
Class A		$487,632,323
Class B		195,496,479
Class E		17,450,504

Capital Shares (Authorized) Outstanding
Class A (70,000,000)		41,186,774
Class B (30,000,000)		16,567,026
Class E (4,000,000)		1,477,611

Net Asset Value, Offering and Redemption Price Per Share
Class A		$11.84
Class B		11.80
Class E		11.81

(a)	Identified cost of investments was $682,136,329.
(b)	Includes securities on loan with a value of $27,345,925.
(c)	Identified cost of cash denominated in foreign currencies was $30,397.

Statement of Operations

Six months ended June 30, 2010 (Unaudited)

Investment Income
Dividends (a)		$2,836,426
Interest (b)		32,770

		2,869,196
Expenses
Management fees	$2,387,810
Distribution and service fees—Class B	271,172
Distribution and service fees—Class E	14,771
Directors’ fees and expenses	19,782
Custodian and accounting	52,687
Audit and tax services	15,900
Legal	1,134
Shareholder reporting	50,124
Insurance	4,969
Miscellaneous	7,286

Total expenses	2,825,635
Less broker commission recapture	(8,968)
Management fee waivers	(78,259)	2,738,408

Net Investment Income		130,788

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	31,940,487
Foreign currency transactions	1,958	31,942,445

Net change in unrealized depreciation on:
Investments	(88,830,638)
Foreign currency transactions	(8,549)	(88,839,187)

Net realized and unrealized loss		(56,896,742)

Net Decrease in Net Assets From Operations		$(56,765,954)

(a)	Net of foreign taxes of $41,644.
(b)	Includes income on securities loaned of $27,657.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$130,788	$1,816,825
Net realized gain (loss)	31,942,445	(69,851,952)
Net change in unrealized appreciation (depreciation)	(88,839,187)	308,713,250

Increase (decrease) in net assets from operations	(56,765,954)	240,678,123

From Distributions to Shareholders
Net investment income
Class A	(1,560,045)	(2,642,326)
Class B	(152,144)	(618,260)
Class E	(29,264)	(76,727)

Total distributions	(1,741,453)	(3,337,313)

Increase (decrease) in net assets from capital share transactions	(55,130,859)	49,943,177

Total increase (decrease) in net assets	(113,638,266)	287,283,987

Net Assets
Beginning of the period	814,217,572	526,933,585

End of the period	$700,579,306	$814,217,572

Undistributed Net Investment Income
End of the period	$62,042	$1,672,707

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	2,140,693	$27,840,919	9,292,844	$95,180,289
Reinvestments	112,720	1,560,045	278,726	2,642,326
Redemptions	(5,317,480)	(72,364,665)	(3,914,028)	(40,143,235)

Net increase (decrease)	(3,064,067)	$(42,963,701)	5,657,542	$57,679,380

Class B
Sales	804,462	$10,347,130	2,442,917	$25,197,384
Reinvestments	11,017	152,144	65,355	618,260
Redemptions	(1,651,031)	(21,339,445)	(3,079,022)	(32,104,114)

Net decrease	(835,552)	$(10,840,171)	(570,750)	$(6,288,470)

Class E
Sales	113,412	$1,481,654	281,135	$3,118,930
Reinvestments	2,119	29,264	8,111	76,727
Redemptions	(221,012)	(2,837,905)	(436,950)	(4,643,390)

Net decrease	(105,481)	$(1,326,987)	(147,704)	$(1,447,733)

Increase (decrease) derived from capital share transactions		$(55,130,859)		$49,943,177

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$12.89		$9.05	$16.48	$15.27	$13.53	$12.77

Income (Loss) from Investment Operations
Net investment income	0.01	(a)	0.04 (a)	0.08 (a)	0.10 (a)	0.09 (a)	0.05
Net realized and unrealized gain (loss) on investments	(1.02)		3.87	(6.66)	1.32	1.70	0.78

Total from investment operations	(1.01)		3.91	(6.58)	1.42	1.79	0.83

Less Distributions
Distributions from net investment income	(0.04)		(0.07)	(0.08)	(0.07)	(0.05)	(0.07)
Distributions from net realized capital gains	0.00		0.00	(0.77)	(0.14)	0.00	0.00

Total distributions	(0.04)		(0.07)	(0.85)	(0.21)	(0.05)	(0.07)

Net Asset Value, End of Period	$11.84		$12.89	$9.05	$16.48	$15.27	$13.53

Total Return (%)	(7.91	)(b)	43.44	(41.88)	9.39	13.24	6.59

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.64	(c)	0.67	0.67	0.67	0.70	0.71
Net ratio of expenses to average net assets (%) (d)	0.62	(c)	0.65	0.64	0.65	0.68	0.70
Ratio of net investment income to average net assets (%)	0.10	(c)	0.35	0.61	0.64	0.65	0.44
Portfolio turnover rate (%)	44	(c)	55	59	61	55	35
Net assets, end of period (in millions)	$487.63		$570.42	$349.39	$552.46	$354.80	$235.51

	Class B
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$12.84		$9.01	$16.40	$15.19	$13.47	$12.72

Income (Loss) From Investment Operations
Net investment income (loss)	(0.01	)(a)	0.01 (a)	0.05 (a)	0.06 (a)	0.05 (a)	0.01
Net realized and unrealized gain (loss) on investments	(1.02)		3.86	(6.63)	1.32	1.68	0.79

Total from investment operations	(1.03)		3.87	(6.58)	1.38	1.73	0.80

Less Distributions
Distributions from net investment income	(0.01)		(0.04)	(0.04)	(0.03)	(0.01)	(0.05)
Distributions from net realized capital gains	0.00		0.00	(0.77)	(0.14)	0.00	0.00

Total distributions	(0.01)		(0.04)	(0.81)	(0.17)	(0.01)	(0.05)

Net Asset Value, End of Period	$11.80		$12.84	$9.01	$16.40	$15.19	$13.47

Total Return (%)	(8.04	)(b)	43.03	(42.00)	9.15	12.88	6.33

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	(c)	0.92	0.92	0.92	0.95	0.96
Net ratio of expenses to average net assets (%) (d)	0.87	(c)	0.90	0.89	0.90	0.93	0.95
Ratio of net investment income (loss) to average net assets (%)	(0.15	)(c)	0.11	0.35	0.39	0.34	0.20
Portfolio turnover rate (%)	44	(c)	55	59	61	55	35
Net assets, end of period (in millions)	$195.50		$223.45	$161.93	$292.02	$298.58	$106.18

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$12.85		$9.02	$16.42	$15.21	$13.49	$12.73

Income (Loss) From Investment Operations
Net investment income	(0.00	)(a)(e)	0.02 (a)	0.06 (a)	0.08 (a)	0.07 (a)	0.04
Net realized and unrealized gain (loss) on investments	(1.02)		3.86	(6.63)	1.32	1.68	0.77

Total from investment operations	(1.02)		3.88	(6.57)	1.40	1.75	0.81

Less Distributions
Distributions from net investment income	(0.02)		(0.05)	(0.06)	(0.05)	(0.03)	(0.05)
Distributions from net realized capital gains	0.00		0.00	(0.77)	(0.14)	0.00	0.00

Total distributions	(0.02)		(0.05)	(0.83)	(0.19)	(0.03)	(0.05)

Net Asset Value, End of Period	$11.81		$12.85	$9.02	$16.42	$15.21	$13.49

Total Return (%)	(7.97	)(b)	43.17	(41.95)	9.26	12.98	6.44

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	(c)	0.82	0.82	0.82	0.85	0.86
Net ratio of expenses to average net assets (%) (d)	0.77	(c)	0.80	0.79	0.80	0.83	0.85
Ratio of net investment income (loss) to average net assets (%)	(0.05	)(c)	0.21	0.45	0.50	0.51	0.29
Portfolio turnover rate (%)	44	(c)	55	59	61	55	35
Net assets, end of period (in millions)	$17.45		$20.35	$15.61	$32.15	$30.33	$28.97

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers and broker commission recapture credits as detailed in the Notes to Financial Statements.
(e)	Net investment loss for the period was less than $0.01.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The T. Rowe Price Large Cap Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the

MSF-12

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, post October loss deferral and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

MSF-13

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2010	% per Annum	Average daily net assets
$2,387,810	0.650%	Of the first $50 million
	0.600%	On amounts in excess of $50 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-14

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2010 to April 30, 2011, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.015% of the first $50 million of the Portfolio’s average daily net assets. An identical agreement was in place for the period May 1, 2009 through April 30, 2010. Amounts waived for the six months ended June 30, 2010 are shown as management fee waivers in the Statement of Operations.

Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Fund and Met Investor Series Trust (“MIST”), in the aggregate, exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Fund and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Fund and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. Any amounts waived pursuant to this subadvisory fee waiver will be allocated with respect to the Fund and MIST portfolios in proportion to such portfolios’ net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth by the amount waived (if any) by T. Rowe Price for the relevant Portfolio(s) pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts waived for the six months ended June 30, 2010 are shown as management fee waivers in the Statement of Operations of the respective Portfolios.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife Advisers is an affiliate of MetLife and MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2010 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$172,005,775	$0	$229,476,031

MSF-15

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

5.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts it’s exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$3,337,313	$12,048,296	$—	$34,021,159	$—	$—	$3,337,313	$46,069,455

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$1,676,783	$—	$125,445,043	$(147,024,041)	$(19,902,215)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future realized capital gains. As of December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$106,685,707	$40,338,334	$147,024,041

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$(4,498,531)

7.	RECENT ACCOUNTING PRONOUNCEMENT

The Portfolio adopted Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”, effective March 31, 2010. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the

MSF-16

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

8.	SUBSEQUENT EVENTS

Management completed an evaluation of the impact of all subsequent events on the Portfolio’s financial statements and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

MSF-17

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-18

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2010, the Class A, B, and E shares of the T. Rowe Price Small Cap Growth Portfolio returned -0.74%, -0.85%, and -0.92%, respectively, compared to its benchmark, the Morgan Stanley Capital International (MSCI) U.S. Small Cap Growth Index1, which returned -1.86%.

MARKET ENVIRONMENT/CONDITIONS

U.S. stocks declined in the first half of 2010, as the market’s strong gains through April were erased by a sharp correction in May and June. The remarkable rally that started in March 2009 was disrupted by a Greek debt crisis and worries that it would spread to other highly indebted European nations leading to slower economic growth in Europe. The U.S. mid- and small-cap shares significantly outperformed large-caps in the first six months of the year. As measured by various Russell indexes, value stocks held up better than growth stocks across all market capitalizations. Within the small-cap growth universe, telecommunication services and materials sectors performed particularly poorly. Consumer discretionary and health care were the only two sectors in the benchmark to manage positive results.

PORTFOLIO REVIEW/CURRENT POSITIONING

Though the Portfolio had a negative absolute return, it held up better than its benchmark during the period as a result of stock selection. On the sector level, the greatest boost to relative returns came from stock choices in the consumer discretionary sector. Media and entertainment company Liberty Media was a leading contributor to relative results after announcing a restructuring of its business. Strong earnings and analyst upgrades helped Chipotle Mexican Grill to solid gains.

The health care sector was another source of strength thanks to stock selection. The key contributor here was medical device company Illumina, which reported solid earnings. It also helped to have no exposure to biopharmaceutical company Medivation, which had poor results on some important trials for potential new drugs.

In the consumer staples segment, stakes in Boston Beer and American Italian Pasta aided relative results. Boston Beer benefited from strong demand and sales trends, while the pasta producer received a buy-out offer valuing its shares at a significant premium.

The only sector to detract from relative results was information technology, where our stock selection decisions were less effective. Key detractors included Global Payments, ON Semiconductors, JDS Uniphase, NCI, TNS, and Blue Coat Systems. Information technology remains an important area of investment for the Portfolio, representing the single largest sector exposure, as we believe that the sector is full of companies with great prospects, strong balance sheets, and shareholder-oriented management. Nevertheless, these shares were vulnerable to a sell-off after a sharp rally since the 2008 credit crisis, and suffered in recent months as investor risk aversion returned.

At the end of June, our largest sector commitments in absolute terms were information technology, health care, consumer discretionary, and industrials and business services. Allocations to energy and financials were notably smaller. Our exposure to the materials, consumer staples, and telecommunications services sectors was lower but similar to the benchmark’s allocations, and we did not own any utility companies at the end of June. In relative terms, we had small overweights in the health care, consumer discretionary, and financials sectors. We were underweighted in the information technology and industrials and business services sectors by a similar margin.

In terms of portfolio characteristics, we continued to emphasize high-quality companies offering a high return on invested capital relative to our benchmark at the end of June. We also continued to favor stocks with more attractive valuations. In addition, we maintained an overweight in stocks of companies that are good allocators of capital and have high free-cash-flow yields.

Our strategy is to try to outperform our benchmark by owning a large number of good stocks instead of making large investments in a small number of stocks. The Portfolio usually holds approximately 300 to 320 names. We had more than 340, reflecting our commitment to broad diversification and risk management in an uncertain environment, as well as the fact that a greater number of companies seem to have favorable prospects at the onset of an economic recovery. We believe this level of diversification should help manage the risk of investing in small-cap growth stocks.

Sudhir Nanda Ph.D., CFA

Portfolio Manager

Managed By T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI U.S. SMALL CAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2010

	6 Months	1 Year	5 Year	10 Year	Since Inception[2]
T. Rowe Price Small Cap Growth Portfolio
Class A	-0.74	24.84	1.81	-0.05	—
Class B	-0.85	24.47	1.55	—	6.97
Class E	-0.92	24.47	1.64	—	2.19
MSCI U.S. Small Cap Growth Index	-1.86	22.49	1.89	-0.20	—

1 The Morgan Stanley Capital International (MSCI) U.S. Small Cap Growth Index represents the growth companies of the MSCI U.S. Small Cap 1750 Index. (The MSCI U.S. Small Cap 1750 Index represents the universe of small capitalization companies in the U.S. equity market).

2 Inception dates of the Class A, Class B and Class E shares are 3/3/97, 7/30/02 and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may flucuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2010

Top Holdings

% of Net Assets
F5 Networks, Inc.	1.0
Rovi Corp.	1.0
Core Laboratories NV	1.0
Informatica Corp.	0.9
Liberty Media Capital Corp. (Series A)	0.8
Sybase, Inc.	0.8
Concho Resources, Inc.	0.8
Dolby Laboratories, Inc. (Class A)	0.7
Valeant Pharmaceuticals International	0.7
Solera Holdings, Inc.	0.7

Top Sectors

% of Net Assets
Information Technology	26.3
Consumer Discretionary	18.2
Health Care	17.8
Industrials	16.1
Energy	7.3
Financials	6.9
Materials	2.7
Consumer Staples	2.7
Telecommunications	1.2
Cash & Equivalents	0.8

MSF-2

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 through June 30, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses paid during period* January 1, 2010 to June 30, 2010
Class A(a)	Actual	0.55%	$1,000.00	$992.59	$2.72
	Hypothetical	0.55%	$1,000.00	$1,022.03	$2.76

Class B(a)	Actual	0.80%	$1,000.00	$991.53	$3.95
	Hypothetical	0.80%	$1,000.00	$1,020.77	$4.01

Class E(a)	Actual	0.70%	$1,000.00	$990.76	$3.46
	Hypothetical	0.70%	$1,000.00	$1,021.28	$3.51

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—99.2% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.7%
Esterline Technologies Corp. (a) (b)	28,800	$1,366,560
GenCorp, Inc. (a) (b)	124,700	546,186
Heico Corp. (Class A)	19,875	535,631
Hexcel Corp. (b)	76,300	1,183,413
Taser International, Inc. (b)	80,600	314,340
TransDigm Group, Inc. (b)	40,500	2,066,715
Triumph Group, Inc. (a)	14,100	939,483

		6,952,328

Air Freight & Logistics—0.9%
HUB Group, Inc. (b)	66,700	2,001,667
UTi Worldwide, Inc.	131,700	1,630,446

		3,632,113

Airlines—0.9%
Allegiant Travel Co. (a) (b)	32,000	1,366,080
UAL Corp. (a) (b)	119,500	2,456,920

		3,823,000

Auto Components—0.9%
Gentex Corp.	40,800	733,584
Tenneco, Inc. (b)	59,000	1,242,540
TRW Automotive Holdings Corp. (b)	71,300	1,965,741

		3,941,865

Beverages—0.5%
Boston Beer Co., Inc. (b)	33,687	2,272,188

Biotechnology—5.5%
Acorda Therapeutics, Inc. (b)	26,200	815,082
Affymax, Inc. (a) (b)	13,300	79,534
Alexion Pharmaceuticals, Inc. (b)	52,100	2,666,999
Alkermes, Inc. (a) (b)	101,900	1,268,655
Allos Therapeutics, Inc. (a) (b)	26,800	164,284
Alnylam Pharmaceuticals, Inc. (a) (b)	26,000	390,520
AMAG Pharmaceuticals, Inc. (a) (b)	5,300	182,055
Arqule, Inc. (b)	43,200	185,760
Array Biopharma, Inc. (a) (b)	33,400	101,870
BioMarin Pharmaceutical, Inc. (a) (b)	80,200	1,520,592
Cepheid, Inc. (a) (b)	44,000	704,880
Cubist Pharmaceuticals, Inc. (b)	38,300	788,980
Exelixis, Inc. (a) (b)	102,100	354,287
Human Genome Sciences, Inc. (b)	128,000	2,900,480
Idenix Pharmaceuticals, Inc. (b)	111,000	555,000
Incyte Corp., Ltd. (a) (b)	243,400	2,694,438
InterMune, Inc. (b)	39,700	371,195
Isis Pharmaceuticals, Inc. (a) (b)	20,100	192,357
Lexicon Pharmaceuticals, Inc. (a) (b)	98,100	125,568
Momenta Pharmaceuticals, Inc. (b)	28,100	344,506
Myriad Pharmaceuticals, Inc. (a) (b)	10,625	39,950
Onyx Pharmaceuticals, Inc. (b)	42,100	908,939
Pharmasset, Inc. (a) (b)	26,400	721,776
Regeneron Pharmaceuticals, Inc. (b)	70,700	1,578,024
Rigel Pharmaceuticals, Inc. (a) (b)	8,400	60,480
Seattle Genetics, Inc. (a) (b)	61,000	731,390

Security Description	Shares	Value*

Biotechnology—(Continued)
Senomyx, Inc. (a) (b)	67,300	$255,067
Theravance, Inc. (a) (b)	31,800	399,726
United Therapeutics Corp. (a) (b)	34,100	1,664,421
Zymogenetics, Inc. (b)	36,900	155,718

		22,922,533

Building Products—0.0%
Builders FirstSource, Inc. (b)	42,100	101,040

Capital Markets—1.3%
Affiliated Managers Group, Inc. (a) (b)	35,649	2,166,390
Cohen & Steers, Inc. (a)	12,200	253,028
E*Trade Financial Corp. (b)	22,860	270,205
Greenhill & Co., Inc.	16,000	978,080
Knight Capital Group, Inc. (a) (b)	60,200	830,158
Penson Worldwide, Inc. (a) (b)	21,200	119,568
Stifel Financial Corp. (a) (b)	19,700	854,783

		5,472,212

Chemicals—1.5%
Intrepid Potash, Inc. (a) (b)	38,100	745,617
Koppers Holdings, Inc.	38,400	863,232
Nalco Holding Co.	48,300	988,218
Solutia, Inc. (b)	78,400	1,027,040
The Scotts Miracle-Gro Co.	11,900	528,479
W.R. Grace & Co. (b)	89,700	1,887,288

		6,039,874

Commercial Banks—1.7%
Danvers Bancorp, Inc. (a)	38,000	549,100
Glacier Bancorp, Inc.	49,800	730,566
Pinnacle Financial Partners, Inc. (a) (b)	45,700	587,245
Signature Bank (b)	61,900	2,352,819
SVB Financial Group (a) (b)	39,800	1,640,954
Texas Capital Bancshares, Inc. (a) (b)	62,500	1,025,000

		6,885,684

Commercial Services & Supplies—1.6%
ACCO Brands Corp. (b)	69,900	348,801
Cenveo, Inc. (b)	121,500	665,820
Clean Harbors, Inc. (b)	20,800	1,381,328
Rollins, Inc.	37,100	767,599
The Brink’s Co.	19,200	365,376
U.S. Ecology, Inc.	24,700	359,879
Waste Connections, Inc. (b)	82,700	2,885,403

		6,774,206

Communications Equipment—4.3%
Acme Packet, Inc. (b)	40,000	1,075,200
ADTRAN, Inc. (a)	61,000	1,663,470
Arris Group, Inc. (b)	77,900	793,801
Blue Coat Systems, Inc. (a) (b)	72,500	1,481,175
Cogo Group, Inc. (a) (b)	73,200	456,768
CommScope, Inc. (b)	71,100	1,690,047
Comtech Telecommunications Corp. (b)	48,600	1,454,598

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Communications Equipment—(Continued)
F5 Networks, Inc. (b)	58,500	$4,011,345
JDS Uniphase Corp. (b)	185,000	1,820,400
Plantronics, Inc. (a)	53,200	1,521,520
Polycom, Inc. (a) (b)	65,293	1,945,078

		17,913,402

Computers & Peripherals—0.3%
Synaptics, Inc. (a) (b)	44,000	1,210,000

Construction & Engineering—0.3%
MYR Group, Inc. (a) (b)	26,200	437,278
Quanta Services, Inc. (b)	42,124	869,861

		1,307,139

Consumer Finance—0.1%
World Acceptance Corp. (a) (b)	16,000	612,960

Containers & Packaging—0.5%
Crown Holdings, Inc. (b)	46,300	1,159,352
Greif, Inc.	14,900	827,546

		1,986,898

Distributors—0.3%
LKQ Corp. (b)	58,400	1,125,952

Diversified Consumer Services—1.4%
American Public Education, Inc. (a) (b)	19,900	869,630
Capella Education Co. (a) (b)	20,800	1,692,080
ITT Educational Services, Inc. (a) (b)	11,300	938,126
Matthews International Corp.	32,500	951,600
Steiner Leisure, Ltd. (b)	33,200	1,276,208

		5,727,644

Diversified Financial Services—1.0%
Interactive Brokers Group, Inc. (a) (b)	35,500	589,300
MSCI, Inc. (b)	94,378	2,585,957
NewStar Financial, Inc. (b)	137,500	874,500

		4,049,757

Diversified Telecommunication Services—0.4%
Premiere Global Services, Inc. (b)	72,000	456,480
tw telecom, inc. (b)	74,400	1,240,992

		1,697,472

Electrical Equipment—2.0%
Acuity Brands, Inc. (a)	54,400	1,979,072
General Cable Corp. (a) (b)	38,200	1,018,030
II-VI, Inc. (b)	50,300	1,490,389
Thomas & Betts Corp. (a) (b)	41,600	1,443,520
Woodward Governor Co. (a)	90,700	2,315,571

		8,246,582

Security Description	Shares	Value*

Electronic Equipment, Instruments & Components—2.2%
Anixter International, Inc. (b)	28,400	$1,209,840
CyberOptics Corp. (a) (b)	103,937	1,005,071
Dolby Laboratories, Inc. (Class A) (b)	48,900	3,065,541
Itron, Inc. (a) (b)	27,800	1,718,596
Power-One, Inc. (b)	93,400	630,450
Rofin-Sinar Technologies, Inc. (b)	31,400	653,748
Trimble Navigation, Ltd. (a) (b)	31,200	873,600
TTM Technologies, Inc. (a) (b)	17,800	169,100

		9,325,946

Energy Equipment & Services—3.9%
Atwood Oceanics, Inc. (b)	48,500	1,237,720
Complete Production Services, Inc. (a) (b)	89,200	1,275,560
Core Laboratories NV (a)	27,100	4,000,231
Dawson Geophysical Co. (a) (b)	17,000	361,590
Dril-Quip, Inc. (b)	25,800	1,135,716
Gulf Island Fabrication, Inc.	33,500	519,920
Helix Energy Solutions Group, Inc. (a) (b)	52,000	560,040
ION Geophysical Corp. (a) (b)	76,600	266,568
Oceaneering International, Inc. (b)	25,300	1,135,970
Oil States International, Inc. (b)	62,300	2,465,834
Superior Energy Services, Inc. (b)	62,200	1,161,274
Tesco Corp. (b)	73,000	896,440
Tetra Technologies, Inc. (b)	69,700	632,876
Unit Corp. (b)	11,800	478,962

		16,128,701

Food Products—0.4%
American Italian Pasta Co. (Class A) (a) (b)	31,800	1,681,266

Health Care Equipment & Supplies—3.6%
American Medical Systems Holdings, Inc. (a) (b)	64,400	1,424,528
ArthroCare Corp. (b)	26,500	812,225
Edwards Lifesciences Corp. (b)	34,100	1,910,282
IDEXX Laboratories, Inc. (a) (b)	40,600	2,472,540
Immucor, Inc. (a) (b)	48,850	930,592
Integra LifeSciences Holdings Corp. (a) (b)	19,200	710,400
Masimo Corp. (a) (b)	31,700	754,777
Meridian Bioscience, Inc. (a)	77,900	1,324,300
Orthofix International NV (a) (b)	24,300	778,815
Sirona Dental Systems, Inc. (b)	34,700	1,208,948
Stereotaxis, Inc. (a) (b)	29,800	98,638
STERIS Corp. (a)	24,600	764,568
Thoratec Corp. (a) (b)	44,000	1,880,120

		15,070,733

Health Care Providers & Services—4.3%
Alliance HealthCare Services, Inc. (a) (b)	76,100	307,444
Amedisys, Inc. (a) (b)	31,133	1,368,918
Catalyst Health Solutions, Inc. (b)	45,400	1,566,300
Centene Corp. (b)	46,900	1,008,350
Chemed Corp.	14,300	781,352
Chindex International, Inc. (a) (b)	8,400	105,252
Corvel Corp. (b)	19,300	652,147
Gentiva Health Services, Inc. (b)	52,100	1,407,221

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Providers & Services—(Continued)
Healthsouth Corp. (a) (b)	77,900	$1,457,509
Healthspring, Inc. (b)	32,400	502,524
Healthways, Inc. (b)	30,200	359,984
inVentiv Health, Inc. (b)	32,700	837,120
Mednax, Inc. (b)	18,000	1,000,980
PharMerica Corp. (b)	73,300	1,074,578
PSS World Medical, Inc. (a) (b)	48,200	1,019,430
Psychiatric Solutions, Inc. (a) (b)	37,600	1,230,272
Sun Healthcare Group, Inc. (b)	69,400	560,752
Tenet Healthcare Corp. (b)	373,100	1,619,254
VCA Antech, Inc. (a) (b)	46,600	1,153,816

		18,013,203

Health Care Technology—1.0%
Allscripts-Misys Heathcare Solutions, Inc. (a) (b)	53,700	864,570
Cerner Corp. (a) (b)	20,600	1,563,334
Eclipsys Corp. (b)	32,900	586,936
MedAssets, Inc. (a) (b)	37,400	863,192
Vital Images, Inc. (b)	23,200	295,800

		4,173,832

Hotels, Restaurants & Leisure—2.9%
CEC Entertainment, Inc. (a) (b)	25,300	892,078
Chipotle Mexican Grill, Inc. (Class A) (b)	15,000	2,052,150
Choice Hotels International, Inc. (a)	17,500	528,675
Denny’s Corp. (b)	129,300	336,180
P.F. Chang’s China Bistro, Inc. (a) (b)	31,600	1,252,940
Panera Bread Co. (a) (b)	24,100	1,814,489
Red Robin Gourmet Burgers, Inc. (a) (b)	22,900	392,964
The Cheesecake Factory, Inc. (a) (b)	78,500	1,747,410
WMS Industries, Inc. (b)	73,150	2,871,138

		11,888,024

Household Durables—0.7%
Jarden Corp. (b)	39,200	1,053,304
Tempur-Pedic International, Inc. (b)	61,000	1,875,750

		2,929,054

Household Products—0.3%
Church & Dwight Co., Inc.	22,500	1,410,975

Insurance—0.9%
Amtrust Financial Services, Inc. (a)	53,200	640,528
HCC Insurance Holdings, Inc.	63,600	1,574,736
StanCorp Financial Group, Inc.	25,700	1,041,878
The Navigators Group, Inc. (b)	13,200	542,916

		3,800,058

Internet & Catalog Retail—1.3%
Blue Nile, Inc. (a) (b)	5,325	250,701
HSN, Inc. (b)	46,000	1,104,000
PetMed Express, Inc. (a)	40,100	713,780
priceline.com, Inc. (b)	13,000	2,295,020
Shutterfly, Inc. (b)	40,400	967,984

		5,331,485

Security Description	Shares	Value*

Internet Software & Services—1.9%
Art Technology Group, Inc. (a) (b)	116,700	$399,114
j2 Global Communications, Inc. (a) (b)	58,000	1,266,720
MercadoLibre, Inc. (a) (b)	34,400	1,807,720
Monster Worldwide, Inc. (a) (b)	16,000	186,400
Perficient, Inc. (b)	86,500	770,715
RealNetworks, Inc. (b)	212,200	700,260
SINA Corp. (b)	31,900	1,124,794
Sohu.com, Inc. (b)	22,000	903,980
ValueClick, Inc. (b)	70,000	748,300

		7,908,003

IT Services—3.4%
CACI International, Inc. (b)	8,600	365,328
Cybersource Corp. (b)	53,800	1,373,514
Genpact, Ltd. (b)	64,300	998,579
Global Payments, Inc.	56,820	2,076,203
Heartland Payment Systems, Inc. (a)	21,660	321,434
Mantech International Corp. (a) (b)	13,800	587,466
NCI, Inc. (b)	91,569	2,067,628
NeuStar, Inc. (b)	46,400	956,768
SRA International, Inc. (b)	37,100	729,757
TeleTech Holdings, Inc. (b)	60,700	782,423
TNS, Inc. (b)	57,118	996,138
Unisys Corp. (b)	35,409	654,713
VeriFone Systems, Inc. (b)	68,000	1,287,240
Wright Express Corp. (b)	27,000	801,900

		13,999,091

Leisure Equipment & Products—0.9%
Brunswick Corp. (a)	87,200	1,083,896
Polaris Industries, Inc.	34,900	1,906,238
Pool Corp.	38,400	841,728

		3,831,862

Life Sciences Tools & Services—2.0%
Bio-Rad Laboratories, Inc. (b)	14,100	1,219,509
Bruker Corp. (b)	53,000	644,480
Dionex Corp. (b)	11,900	886,074
eResearch Technology, Inc. (b)	49,700	391,636
Illumina, Inc. (a) (b)	46,700	2,032,851
Mettler-Toledo International, Inc. (b)	18,900	2,109,807
Parexel International Corp. (a) (b)	48,300	1,047,144

		8,331,501

Machinery—4.9%
Actuant Corp.	140,400	2,643,732
Bucyrus International, Inc.	15,800	749,710
Chart Industries, Inc. (b)	53,200	828,856
Gardner Denver, Inc. (b)	64,600	2,880,514
Graco, Inc.	53,700	1,513,803
IDEX Corp.	53,900	1,539,923
John Bean Technologies Corp.	52,800	805,200
Middleby Corp. (a) (b)	31,600	1,680,804
NACCO Industries, Inc.	7,900	701,204
Nordson Corp.	24,100	1,351,528

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Machinery—(Continued)
Robbins & Myers, Inc.	29,100	$632,634
Toro Co.	49,000	2,406,880
Valmont Industries, Inc. (a)	12,600	915,516
Wabtec Corp.(a)	43,800	1,747,182

		20,397,486

Marine—0.5%
Horizon Lines, Inc.	50,600	214,038
Kirby Corp. (a) (b)	45,600	1,744,200

		1,958,238

Media—2.4%
CTC Media, Inc. (b)	59,600	860,624
John Wiley & Sons, Inc.	39,700	1,535,199
Knology, Inc. (b)	56,500	617,545
Liberty Media Capital Corp. (Series A) (b)	78,400	3,285,744
Madison Square Garden, Inc. (b)	45,200	889,084
National CineMedia, Inc. (a)	44,800	746,368
SIRIUS XM Radio, Inc. (a) (b)	2,216,400	2,104,472

		10,039,036

Metals & Mining—0.8%
Carpenter Technology Corp.	36,000	1,181,880
Compass Minerals International, Inc.	22,500	1,581,300
Stillwater Mining Co. (b)	31,400	364,868

		3,128,048

Multiline Retail—0.5%
Big Lots, Inc. (b)	65,900	2,114,731

Oil, Gas & Consumable Fuels—3.4%
Arena Resources, Inc. (a) (b)	32,000	1,020,800
Atlas Energy, Inc. (a) (b)	62,800	1,699,996
Bill Barrett Corp. (a) (b)	19,800	609,246
Cabot Oil & Gas Corp.	6,900	216,108
Comstock Resources, Inc. (b)	50,700	1,405,404
Concho Resources, Inc. (a) (b)	56,700	3,137,211
Patriot Coal Corp. (b)	76,500	898,875
Penn Virginia Corp.	38,700	778,257
Rex Energy Corp. (a) (b)	33,900	342,390
SM Energy Co.	69,000	2,771,040
Whiting Petroleum Corp. (b)	18,500	1,450,770

		14,330,097

Personal Products—1.4%
Alberto-Culver Co.	55,400	1,500,786
Herbalife, Ltd.	53,200	2,449,860
NBTY, Inc. (b)	51,200	1,741,312

		5,691,958

Pharmaceuticals—1.9%
Auxilium Pharmaceuticals, Inc. (b)	29,900	702,650
Cadence Pharmaceuticals, Inc. (a) (b)	35,400	248,154
MAP Pharmaceuticals, Inc. (a) (b)	14,600	191,552

Security Description	Shares	Value*

Pharmaceuticals—(Continued)
Salix Pharmaceuticals, Ltd. (b)	51,200	$1,998,336
The Medicines Co. (b)	79,000	601,190
Valeant Pharmaceuticals International (b)	58,200	3,043,278
ViroPharma, Inc. (b)	61,000	683,810
XenoPort, Inc. (a) (b)	28,100	275,661

		7,744,631

Professional Services—1.2%
Huron Consulting Group, Inc. (a) (b)	27,600	535,716
IHS, Inc. (b)	22,600	1,320,292
Korn/Ferry International (a) (b)	47,900	665,810
Resources Connection, Inc. (a) (b)	78,800	1,071,680
Towers Watson & Co.	31,500	1,223,775

		4,817,273

Real Estate Investment Trusts—0.8%
DuPont Fabros Technology, Inc.	45,100	1,107,656
Strategic Hotels & Resorts, Inc. (b)	72,800	319,592
Taubman Centers, Inc. (a)	47,000	1,768,610

		3,195,858

Real Estate Management & Development—0.8%
Forest City Enterprises, Inc. (a) (b)	98,000	1,109,360
Jones Lang LaSalle, Inc. (a)	34,000	2,231,760

		3,341,120

Road & Rail—1.1%
Avis Budget Group, Inc. (a) (b)	125,400	1,231,428
Landstar System, Inc.	50,600	1,972,894
Old Dominion Freight Line, Inc. (b)	36,900	1,296,666

		4,500,988

Semiconductors & Semiconductor Equipment—5.0%
Advanced Energy Industries, Inc. (b)	52,000	639,080
Atheros Communications, Inc. (b)	51,600	1,421,064
Atmel Corp. (b)	304,200	1,460,160
Cabot Microelectronics Corp. (b)	17,600	608,784
Cymer, Inc. (a) (b)	43,000	1,291,720
Cypress Semiconductor Corp. (b)	108,400	1,088,336
Diodes, Inc. (b)	44,900	712,563
FEI Co. (b)	38,400	756,864
Intersil Corp.	28,464	344,699
Micrel, Inc. (a)	68,100	693,258
Microsemi Corp. (b)	105,200	1,539,076
ON Semiconductor Corp. (b)	246,000	1,569,480
Pericom Semiconductor Corp. (b)	41,235	395,856
PMC-Sierra, Inc. (b)	131,600	989,632
Semtech Corp. (b)	89,000	1,456,930
Silicon Laboratories, Inc. (a) (b)	51,100	2,072,616
Tessera Technologies, Inc. (b)	36,700	589,035
Varian Semiconductor Equipment Associates, Inc. (b)	70,350	2,016,231
Veeco Instruments, Inc. (a) (b)	31,900	1,093,532

		20,738,916

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Software—8.6%
Actuate Corp. (a) (b)	128,619	$572,355
ANSYS, Inc. (b)	37,030	1,502,307
AsiaInfo Holdings, Inc. (a) (b)	43,700	955,282
Blackboard, Inc. (a) (b)	59,500	2,221,135
CommVault Systems, Inc. (b)	41,600	936,000
Epicor Software Corp. (a) (b)	54,400	434,656
FactSet Research Systems, Inc.	44,100	2,954,259
Informatica Corp. (b)	156,300	3,732,444
Jack Henry & Associates, Inc. (a)	29,500	704,460
Kenexa Corp. (b)	47,800	573,600
MICROS Systems, Inc. (b)	73,700	2,348,819
Monotype Imaging Holdings, Inc. (b)	95,505	860,500
Net 1 UEPS Technologies, Inc. (b)	47,200	632,952
Opnet Technologies, Inc.	62,700	921,063
Parametric Technology Corp. (b)	81,700	1,280,239
Progress Software Corp. (b)	17,000	510,510
Quest Software, Inc. (b)	61,400	1,107,656
Rosetta Stone, Inc. (b)	10,400	238,784
Rovi Corp. (b)	105,600	4,003,296
Solera Holdings, Inc.	83,300	3,015,460
Sybase, Inc. (a) (b)	50,400	3,258,864
Taleo Corp. (b)	62,470	1,517,396
TIBCO Software, Inc. (b)	134,700	1,624,482

		35,906,519

Specialty Retail—4.1%
Aaron’s, Inc. (a)	66,300	1,131,741
Aeropostale, Inc. (a) (b)	95,925	2,747,292
Guess?, Inc.	37,300	1,165,252
Gymboree Corp. (a) (b)	57,400	2,451,554
Hibbett Sports, Inc. (a) (b)	40,550	971,578
J. Crew Group, Inc. (a) (b)	39,600	1,457,676
Monro Muffler Brake, Inc.	34,700	1,371,691
Office Depot, Inc. (b)	202,500	818,100
The Children’s Place Retail Stores, Inc. (a) (b)	24,500	1,078,490
The Dress Barn, Inc. (b)	71,800	1,709,558
Tractor Supply Co. (a)	38,400	2,341,248

		17,244,180

Textiles, Apparel & Luxury Goods—2.8%
Deckers Outdoor Corp. (b)	16,600	2,371,642
Fossil, Inc. (a) (b)	55,749	1,934,490
Hanesbrands, Inc. (b)	90,400	2,175,024
Iconix Brand Group, Inc. (a) (b)	43,600	626,532
Phillips-Van Heusen Corp.	58,700	2,716,049
The Warnaco Group, Inc. (b)	48,900	1,767,246

		11,590,983

Thrifts & Mortgage Finance—0.3%
MGIC Investment Corp. (a) (b)	108,200	745,498
Radian Group, Inc. (a)	86,500	626,260

		1,371,758

Security Description	Shares	Value*

Trading Companies & Distributors—1.1%
Beacon Roofing Supply, Inc. (b)	73,900	$1,331,678
MSC Industrial Direct Co.	38,100	1,930,146
RSC Holdings, Inc. (a) (b)	90,400	557,768
United Rentals, Inc. (a) (b)	82,400	767,968

		4,587,560

Wireless Telecommunication Services—0.8%
SBA Communications Corp. (a) (b)	72,400	2,462,324
Syniverse Holdings, Inc. (b)	40,000	818,000

		3,280,324

Total Common Stock (Identified Cost $404,501,450)		412,498,287

Short Term Investments—16.6%

Mutual Funds—16.6%
State Street Navigator Securities Lending Prime Portfolio (c)	65,614,893	65,614,893
T. Rowe Price Reserve Investment Fund (d)	3,651,753	3,651,753

Total Short Term Investments (Identified Cost $69,266,646)		69,266,646

Total Investments—115.8% (Identified Cost $473,768,096) (e)		481,764,933
Liabilities in excess of other assets		(65,854,568)

Net Assets—100.0%		$415,910,365

(a)	All or a portion of the security was on loan. As of June 30, 2010, the market value of securities loaned was $63,598,905 and the collateral received consisted of cash in the amount of $65,614,893 and non-cash collateral with a value of $460,757. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	Affiliated Issuer. See below.
(e)	The aggregate cost of investments for federal income tax purposes as of June 30, 2010 was $474,206,615 and the composition of unrealized appreciation and depreciation of investment securities was $61,887,503 and $(54,329,185), respectively.

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Affiliated Issuer

Security Description	Number of shares held at December 31, 2009	Shares purchased since December 31, 2009	Shares sold since December 31, 2009	Number of shares held at June 30, 2010	Realized gain/loss on shares sold	Income for period ended June 30, 2010
T. Rowe Price Reserve Investment Fund	1,179,281	36,242,419	33,769,947	3,651,753	$0	$6,950

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between level 1 and level 2 deemed significant (greater than 10% of total assets), if any, will be disclosed following the valuation table below. For the period ended June 30, 2010, there were no transfers between levels 1 and 2. For information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value of the Portfolio’s investments as of June 30, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$412,498,287	$—	$—	$412,498,287
Total Short Term Investments*	69,266,646	—	—	69,266,646
Total Investments	$481,764,933	$—	$—	$481,764,933

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Statement of Assets & Liabilities

June 30, 2010 (Unaudited)

Assets
Investments at value (a)(b)		$481,764,933
Receivable for:
Securities sold		162,714
Fund shares sold		247,757
Accrued interest and dividends		62,594

Total Assets		482,237,998
Liabilities
Payable for:
Fund shares redeemed	$400,638
Collateral for securities loaned	65,614,893
Accrued expenses:
Management fees	175,493
Distribution and service fees	42,785
Deferred directors’ fees	8,168
Other expenses	85,656

Total Liabilities		66,327,633

Net Assets		$415,910,365

Net assets consists of:
Paid in surplus		$436,842,449
Undistributed net investment loss		(492,637)
Accumulated net realized losses		(28,436,284)
Unrealized appreciation on investments		7,996,837

Net Assets		$415,910,365

Net Assets
Class A		$211,200,401
Class B		192,567,838
Class E		12,142,126

Capital Shares (Authorized) Outstanding
Class A (30,000,000)		17,516,272
Class B (25,000,000)		16,461,131
Class E (5,000,000)		1,028,548

Net Asset Value, Offering and Redemption Price Per Share
Class A		$12.06
Class B		11.70
Class E		11.81

(a)	Identified cost of investments was $473,768,096.
(b)	Includes securities on loan with a value of $63,598,905.

Statement of Operations

Six months ended June 30, 2010 (Unaudited)

Investment Income
Dividends (a)		$751,397
Interest (b)		221,606

		973,003
Expenses
Management fees	$1,106,229
Distribution and service fees—Class B	247,017
Distribution and service fees—Class E	9,840
Directors’ fees and expenses	19,782
Custodian and accounting	34,111
Audit and tax services	15,900
Legal	807
Shareholder reporting	60,742
Insurance	2,635
Miscellaneous	5,643

Total expenses	1,502,706
Less broker commission recapture	(63)
Management fee waivers	(41,078)	1,461,565

Net Investment Loss		(488,562)

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments		6,628,786
Net change in unrealized depreciation on:
Investments		(10,263,204)

Net realized and unrealized loss		(3,634,418)

Net Decrease in Net Assets From Operations		$(4,122,980)

(a)	Net of foreign taxes of $950.
(b)	Includes income on securities loaned of $214,656.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(488,562)	$84,593
Net realized gain (loss)	6,628,786	(21,779,034)
Net change in unrealized appreciation (depreciation)	(10,263,204)	141,435,581

Increase (decrease) in net assets from operations	(4,122,980)	119,741,140

From Distributions to Shareholders
Net investment income
Class A	0	(641,485)
Class B	0	(93,552)
Class E	0	(17,311)

	0	(752,348)

Net realized capital gain
Class A	0	(5,040,237)
Class B	0	(4,287,816)
Class E	0	(297,536)

	0	(9,625,589)

Total distributions	0	(10,377,937)

Decrease in net assets from capital share transactions	(1,060,991)	(6,990,296)

Total increase (decrease) in net assets	(5,183,971)	102,372,907

Net Assets
Beginning of the period	421,094,336	318,721,429

End of the period	$415,910,365	$421,094,336

Undistributed Net Investment Loss
End of the period	$(492,637)	$(4,075)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	597,039	$7,812,651	1,195,926	$11,650,771
Reinvestments	0	0	643,457	5,681,722
Redemptions	(1,081,031)	(13,777,489)	(2,651,944)	(26,297,111)

Net decrease	(483,992)	$(5,964,838)	(812,561)	$(8,964,618)

Class B
Sales	2,123,624	$26,872,529	2,965,876	$28,213,858
Reinvestments	0	0	510,055	4,381,368
Redemptions	(1,722,915)	(21,443,458)	(3,125,476)	(29,807,741)

Net increase	400,709	$5,429,071	350,455	$2,787,485

Class E
Sales	135,920	$1,738,395	192,222	$1,862,241
Reinvestments	0	0	36,356	314,847
Redemptions	(182,797)	(2,263,619)	(322,107)	(2,990,251)

Net decrease	(46,877)	$(525,224)	(93,529)	$(813,163)

Decrease derived from capital share transactions		$(1,060,991)		$(6,990,296)

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2010		Year ended December 31,
			2009		2008	2007		2006	2005
Net Asset Value, Beginning of Period	$12.15		$9.05		$17.26	$15.72		$15.13	$13.63

Income (Loss) From Investment Operations
Net investment income (loss)	(0.01	)(a)	0.01	(a)	0.03 (a)	(0.02	)(a)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.08)		3.41		(5.33)	1.56		0.62	1.52

Total from investment operations	(0.09)		3.42		(5.30)	1.54		0.59	1.50

Less Distributions
Distributions from net investment income	0.00		(0.04)		0.00	0.00		0.00	0.00
Distributions from net realized capital gains	0.00		(0.28)		(2.91)	0.00		0.00	0.00

Total distributions	0.00		(0.32)		(2.91)	0.00		0.00	0.00

Net Asset Value, End of Period	$12.06		$12.15		$9.05	$17.26		$15.72	$15.13

Total Return (%)	(0.74	)(b)	38.97		(36.19)	9.86		3.90	11.01

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	(c)	0.62		0.59	0.59		0.60	0.60
Net ratio of expenses to average net assets (%) (d)	0.55	(c)	0.60		0.57	0.57		0.59	0.59
Ratio of net investment income (loss) to average net assets (%)	(0.11	)(c)	0.14		0.23	(0.12)		(0.19)	(0.14)
Portfolio turnover rate (%)	27	(c)	28		73	51		38	31
Net assets, end of period (in millions)	$211.20		$218.72		$170.24	$294.46		$349.26	$318.85

	Class B
	Six months ended June 30, 2010		Year ended December 31,
			2009		2008	2007		2006	2005
Net Asset Value, Beginning of Period	$11.80		$8.79		$16.89	$15.42		$14.88	$13.44

Income (Loss) From Investment Operations
Net investment income (loss)	(0.02	)(a)	(0.01	)(a)	0.01 (a)	(0.06	)(a)	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.08)		3.31		(5.20)	1.53		0.59	1.48

Total from investment operations	(0.10)		3.30		(5.19)	1.47		0.54	1.44

Less Distributions
Distributions from net investment income	0.00		(0.01)		0.00	0.00		0.00	0.00
Distributions from net realized capital gains	0.00		(0.28)		(2.91)	0.00		0.00	0.00

Total distributions	0.00		(0.29)		(2.91)	0.00		0.00	0.00

Net Asset Value, End of Period	$11.70		$11.80		$8.79	$16.89		$15.42	$14.88

Total Return (%)	(0.85	)(b)	38.63		(36.32)	9.53		3.63	10.71

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	(c)	0.87		0.84	0.84		0.85	0.84
Net ratio of expenses to average net assets (%) (d)	0.80	(c)	0.85		0.82	0.82		0.84	0.84
Ratio of net investment income (loss) to average net assets (%)	(0.36	)(c)	(0.11)		0.10	(0.36)		(0.44)	(0.40)
Portfolio turnover rate (%)	27	(c)	28		73	51		38	31
Net assets, end of period (in millions)	$192.57		$189.57		$138.12	$54.37		$45.21	$30.36

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six months ended June 30, 2010		Year ended December 31,
			2009		2008	2007		2006	2005
Net Asset Value, Beginning of Period	$11.91		$8.87		$17.00	$15.50		$14.95	$13.49

Income (Loss) From Investment Operations
Net investment income (loss)	(0.02	)(a)	(0.00	)(a)(e)	0.01 (a)	(0.04	)(a)	(0.06)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.08)		3.34		(5.23)	1.54		0.61	1.50

Total from investment operations	(0.10)		3.34		(5.22)	1.50		0.55	1.46

Less Distributions
Distributions from net investment income	0.00		(0.02)		0.00	0.00		0.00	0.00
Distributions from net realized capital gains	0.00		(0.28)		(2.91)	0.00		0.00	0.00

Total distributions	0.00		(0.30)		(2.91)	0.00		0.00	0.00

Net Asset Value, End of Period	$11.81		$11.91		$8.87	$17.00		$15.50	$14.95

Total Return (%)	(0.92	)(b)	38.78		(36.25)	9.68		3.68	10.82

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	(c)	0.77		0.74	0.74		0.75	0.74
Net ratio of expenses to average net assets (%) (d)	0.70	(c)	0.75		0.72	0.72		0.74	0.74
Ratio of net investment income (loss) to average net assets (%)	(0.26	)(c)	(0.01)		0.09	(0.26)		(0.35)	(0.30)
Portfolio turnover rate (%)	27	(c)	28		73	51		38	31
Net assets, end of period (in millions)	$12.14		$12.80		$10.36	$16.65		$18.50	$19.91

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers and broker commission recapture credits as detailed in the Notes to Financial Statements.
(e)	Net investment loss for the period was less than $0.01.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The T. Rowe Price Small Cap Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the

MSF-14

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to future transactions, capital loss carryforwards, post October loss deferral and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

MSF-15

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2010	% per Annum	Average daily net assets
$1,106,229	0.550%	Of the first $100 million
	0.500%	Of the next $300 million
	0.450%	On amounts in excess of $400 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MSF-16

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Fund and Met Investor Series Trust (“MIST”), in the aggregate, exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Fund and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Fund and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. Any amounts waived pursuant to this subadvisory fee waiver will be allocated with respect to the Fund and MIST portfolios in proportion to such portfolios’ net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth by the amount waived (if any) by T. Rowe Price for the relevant Portfolio(s) pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts waived for the six months ended June 30, 2010 are shown as management fee waivers in the Statement of Operations of the respective Portfolios.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife Advisers is an affiliate of MetLife and MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2010 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$57,559,443	$0	$60,474,640

MSF-17

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

5.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts it’s exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$799,964	$—	$9,573,131	$60,087,022	$4,842	$—	$10,377,937	$60,087,022

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$—	$—	$16,486,560	$(33,191,035)	$(16,704,475)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future realized capital gains. As of December 31, 2009, the Portfolio had $33,191,035 in capital loss carryforwards expiring on December 31, 2017.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$(100,556)

7.	RECENT ACCOUNTING PRONOUNCEMENT

The Portfolio adopted Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”, effective March 31, 2010. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

MSF-18

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

8.	SUBSEQUENT EVENTS

Management completed an evaluation of the impact of all subsequent events on the Portfolio’s financial statements and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

MSF-19

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-20

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Managed by Van Eck Associates Corp.

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2010, the Class A and B shares of the Van Eck Global Natural Resources Portfolio returned -11.66% and -11.81%, respectively, compared to its benchmark, the S&P North American Natural Resources Sector Index1, which returned -9.32%.

MARKET ENVIRONMENT/CONDITIONS

The tumultuous investment story in 2009 was marked by a steady climb back from global financial disaster, set against the backdrop of unprecedented fiscal and monetary intervention from central banks around the globe. After markets hit bottom in March 2009, economic forecasts improved slightly as the year progressed and helped equity markets rally through yearend. We ended the year with cautious confidence that the global economy had entered a phase of moderate recovery. This positive run extended into this year’s first quarter, albeit with markets reaching short-lived highs. In the second quarter, however, the positive impact of last year’s government stimulus appeared to have dried up, and this combined with several other economic assaults called the recovery’s sustainability and duration into question. Amassing grumbles replaced talk of “green shoots” in response to this year’s major economic shocks. These included the fiscal implosion of Greece and its threat to Europe’s economic health, a slowdown in China’s growth, and in the U.S., unemployment persisting above the 10% level for the first time since 1983, and the dark stain of the Deep Horizon Gulf of Mexico oil spill. At the end of the period, fears of global economic weakness had taken hold among investors.

Extremely volatile markets have whipsawed commodity investors during the past two years of global fiscal instability. The first half of 2010 proved to be no exception; it was a very challenging period for hard asset commodities and their corresponding equity sectors, particularly in the second quarter. As the European sovereign debt crisis worsened throughout the first half, investors fled euros for the relative safety of U.S. dollars, which in turn made U.S. dollar-denominated commodities costlier in almost all other currencies. This flight to safety caused much of the decline in hard assets. At the same time, China’s steps to curb its economic growth led to concerns about reduced demand from this major importer of hard assets. Rising inventories of oil, natural gas, grains and other hard asset commodities served as another headwind to hard assets’ performance.

On a brighter note, precious metals proved an exception to the negative hard assets picture in the first half. Gold, in particular, enjoyed double-digit gains in exemplification of the flight to safety. The dominant driver of gold was the European sovereign debt crisis, sparked by Greece’s inability to pay its debts and its descent toward default. The European Central Bank (ECB) faltered in its attempts to stabilize the situation, and the $960 billion loan announced in May to aid Greece and other heavily indebted European nations was seen as a stop-gap measure. The loss of confidence in the ECB’s ability to maintain a sound currency accelerated investment in U.S. dollars. However, this flight to safety warrants caution given that the precarious fiscal and monetary conditions in the U.S. (and Japan) are comparable to those in Europe. The overall impact has been a growing loss of confidence in fiat currencies globally, and a move toward gold bullion among investors and governments. For the first time in 20 years, the world’s central banks are on the path to be net buyers of gold.

Beginning in April, gold embarked on an advance that culminated in a new all-time high of $1,265 per ounce on June 21. Gold bullion’s 13.25% advance contrasts sharply against the declines posted by other commodities, including crude oil (-4.70%) and copper (-11.69%). Although gold has already enjoyed a significant rise this year, new investors with a long-term view continue to seek gold investments. Demand for gold coins and bars is very strong, and banks and bullion dealers around the globe have responded to growing demand by building or expanding vault space. Gold mining shares, as measured by the NYSE Arca Gold Miners Index (GDM), were up 12.99% for the six-month period, outpacing the performance of the precious metal, reflecting both the strength in the underlying gold bullion price and robust investor demand. Silver prices also advanced in the first half, rising 10.31%.

Although the energy sector was a very strong performer in 2009, it suffered in the first half of 2010. Crude oil prices fell during the period, as supply remained ample and the outlook for demand was dampened by disappointing U.S. employment indicators. Crude oil prices stood at $79.36 a barrel at the start of the year, and declined 4.70% to $75.63 per barrel by June 30. The Gulf of Mexico oil spill, which began on April 20, had a major impact on the equity side, and has reminded investors of the extreme measures that are being employed by the world’s oil companies in order to secure finite, ever-dwindling crude oil deposits. Fears of additional drilling restrictions as the marketplace anticipates tighter supplies in the future also was a factor affecting energy-related stocks. Major oil companies fell 15.93%, as measured by the NYSE Arca Oil Index (XOI), and oil services stocks declined 15.47%, as tracked by the Philadelphia Oil Services Index (OSX). Not surprisingly, natural gas stocks fared a bit better but still declined 9.95%, as measured by the NYSE Arca Natural Gas Index (XNG). Coal prices trended slightly up during the period, but coal stocks, as measured by the Stowe Coal Index, declined 16.09%.

Although base/industrial metals posted strong results in the first quarter, overall it was the weakest performing hard assets commodity sub-sector during the first half. As with the hard assets category as a whole, economic weakness and mounting investor fears were the main culprit for metals’ poor showing. Zinc, a metal used as an anti-corrosive in cars and construction, was the worst performer of the quarter among all the hard assets and within the sub-sector, losing 30.43%. Copper and Aluminum prices both declined as well—by 11.69% and 11.19%, respectively.

PORTFOLIO REVIEW/CURRENT POSITIONING

During the period, we increased the Portfolio’s overall allocation to gold and reduced its exposure to steel. We also repositioned the Portfolio’s allocations strategically within the energy sub-sector. For example, we increased its allocation to coal producers. We also reduced its overall exposure to deepwater exploration.

MSF-1

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Managed by Van Eck Associates Corp.

Portfolio Manager Commentary*

Energy Holdings

As energy remains a key theme for the Portfolio, its allocation to the energy sector held steady for the period. Within our energy holdings, we did strategically reposition the Portfolio in several areas. For example, we increased the Portfolio’s exposure to coal producers, and, in response to the Gulf of Mexico oil spill, we replaced several deepwater drilling companies that have heavy Gulf exposure and older fleets with companies with no Gulf exposure and higher-quality fleets.

The Gulf of Mexico oil spill had a major impact on the energy sector in the first half, creating a domino effect of negative results. Deepwater drillers underperformed; oil service firms lagged in the absence of significant deepwater work; deepwater equipment companies were hurt by project delays; and finally exploration and production companies with deepwater projects were impacted by fears of production cuts and by anticipation of higher incremental costs going forward. We believe, however, that capital originally earmarked for the Gulf of Mexico is likely to be redirected to both onshore North America and international drilling operations; this, along with a likely increase in safety and environmental regulations, should accrue to the benefit of major service contractors.

Among deepwater equipment companies, we added to the Portfolio’s holding in Cameron International, as we believed its valuation to be compelling. We reduced overall exposure to deepwater exploration and production companies, but maintained a position in Anadarko Petroleum on its compelling valuation and the potential for reduced reimbursement obligation given its minimal liability. We continued to see opportunities among select integrated oil companies, though we remained underweight relative to the Portfolio’s benchmark. The Portfolio acquired holdings in service contractors Halliburton and Weatherford International, whose share prices faltered in the wake of the Gulf of Mexico oil spill.

Among coal producers we added Consol Energy, Peabody Energy, and Walter Energy in the second quarter, given our bullish views on coal, particularly metallurgical coal, which is used in the steel-making process. China has been a big driver of coal demand, and we also believe that Brazil and India will continue to be supportive.

Finally, another long-held tactic within our energy strategy has been to invest in undervalued North American unconventional natural gas plays. Although this is a somewhat mature theme, we continue to believe select opportunities exist, such as the Portfolio’s holding in Pioneer Natural Resources, which contributed positively to the Portfolio’s performance in the first half.

In terms of individual performance, a notable performance detractor in the first half was U.S. oil and gas exploration and production company Anadarko Petroleum. Its shares declined because of its peripheral role in the leaking Gulf of Mexico Macondo well, although Anadarko publicly commented in mid-June that it holds BP responsible. Halliburton, Cameron International, Weatherford International and Transocean (position sold as of June 30) also underperformed due to their perceived liability in the oil spill and the possible impact of a moratorium on deepwater drilling and new regulations. Unrelated to events in the Gulf of Mexico, Canadian oil and gas exploration and production company Heritage Oil saw its shares decline 16.2% on concerns over the completion of its sale of its African properties. Following a strong first quarter, U.S. coal producer Massey Energy’s shares fell 47.6% in the aftermath of the early April tragedy in one of the company’s West Virginia mines. U.S. coal company Alpha Natural Resources was another disappointment for the Portfolio, with its shares declining 32.1% during the quarter on the less-robust Chinese economy and concern over metallurgical coal demand.

Despite these negative results, the Portfolio had some positive energy performers in the first half, including Mariner Energy, Pacific Rubiales Energy, and Cimarex Energy. Mariner Energy, a U.S.-based oil and gas exploration and production company, was acquired by Apache in April. Shares of Canadian integrated oil company Pacific Rubiales Energy rose on reports of drilling progress in Colombia, and exploration success in its Rubiales field. Denver-based Cimarex Energy, an independent oil and gas exploration and production company, moved substantially higher in the second quarter on production guidance and better-than-expected year-over-year growth.

Precious Metals Holdings

Strong share price appreciation, along with some tactical gold acquisitions, helped the Portfolio’s allocation in precious metals to increase during the period. Several Portfolio positions produced robust double-digit gains in the first half, most of them gold miners and producers who benefited from higher underlying gold prices, which soared in the second quarter. Stellar performers for the six-month period included Canada’s Red Back Mining, which achieved a 76.7% gain. Red Back Mining was able to continue expanding the gold resource at its Tasiast Mine in Mauritania, which represents one of the largest recent gold finds in the world. Canada’s Osisko Mining, was another strong performer, with its shares gaining 33.6% during the six-month period, as it developed the Canadian Malartic mine in Quebec and announced a friendly acquisition of Canada’s Brett Resources. Shares of Randgold Resources advanced 20.0% on the back of robust progress in its West African development projects. Finally, Canada’s IAMGOLD, which had a rough first quarter, gained 13.0% in the first half, on news that it had opened its West African Essakane mine six months ahead of schedule.

The only precious metals holding that generated a negative return for the Portfolio during the semi-annual period was Canada’s Kinross Gold (position sold as of June 30), whose shares declined 6.9%. Although Kinross performed well operationally in the first half, the market frowned on its purchase of a large stake in Red Back Mining, although we remain positive on this action.

Base and Industrial Metals Holdings

The Portfolio’s allocation to base and industrial metals declined during the period, mostly on the back of poor second quarter results. We sold the Portfolio’s position in British-Australian, multi-national

MSF-2

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Managed by Van Eck Associates Corp.

Portfolio Manager Commentary*

miner Rio Tinto Plc in order to reinitiate a position in U.K.’s Anglo American in the second quarter, which we have not held since 2008. We like Anglo’s valuation and its strong organic growth profile for those commodities we like, including platinum and palladium, both of which are used as catalysts in fuel cells among other industrial uses. We sold the Portfolio’s position in U.S. based Kaiser Aluminum primarily on weak aluminum prices. Finally, we purchased diversified India-based miner Vedanta Resources early in the year, given its attractive valuation, and its strong organic growth story as a diversified producer of zinc, aluminum, copper, and iron ore, and power generation in India. In May, Vedanta announced its acquisition of a 74% stake in Anglo American’s Black Mountain zinc mine in South Africa.

Other Holdings

As of June 30, 2010, the Portfolio’s investments in the agriculture, paper and forest products, real estate and chemicals sub-sectors represented small allocations that were not major contributors to the Portfolio’s results. However, it is worth noting that although we’ve been bearish for some time on corn and soybeans, a recent crop production report from the U.S. Department of Agriculture indicating reduced yields has made us more bullish.

Derek S. van Eck

Portfolio Manager

Van Eck Associates Corp.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-3

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2010

	6 Months	1 Year	Since Inception[2]
Van Eck Global Natural Resources Portfolio
Class A	-11.66	10.51	18.75
Class B	-11.81	10.18	20.90
S&P North American Natural Resources Sector Index	-9.32	13.43	11.41

1 The S&P North American Natural Resources Sector Index was developed as an equity benchmark for U.S. traded natural resource related stocks.

2 Inception dates of the Class A and Class B shares are 10/31/08 and 4/28/09, respectively. Index since inception return is based on the Class A inception date.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may flucuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2010

Top Holdings
% of Net Assets
Halliburton Co.	4.0
Occidental Petroleum Corp.	3.7
Newfield Exploration Co.	3.5
Schlumberger, Ltd.	3.5
Randgold Resources, Ltd. (ADR)	3.2
Cameron International Corp.	3.2
Red Back Mining, Inc.	2.9
IAMGOLD Corp.	2.7
Weatherford International, Ltd.	2.7
Pioneer Natural Resources Co.	2.6

Top Countries
% of Net Assets
United States	62.3
Canada	11.1
United Kingdom	6.8
Netherlands Antilles	3.5
Channel Islands	3.2
Switzerland	2.7
Bermuda	2.5
Australia	1.0
Kazakhstan	0.9
Marshall Islands	0.5

MSF-4

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 through June 30, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Van Eck Global Natural Resources Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses paid during period* January 1, 2010 to June 30, 2010
Class A	Actual	0.85%	$1,000.00	$883.36	$3.97
	Hypothetical	0.85%	$1,000.00	$1,020.52	$4.26

Class B	Actual	1.10%	$1,000.00	$881.89	$5.13
	Hypothetical	1.10%	$1,000.00	$1,019.27	$5.51

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-5

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Common Stock—92.2% of Net Assets

Security Description	Shares	Value*

Australia—1.0%
Woodside Petroleum, Ltd.	115,800	$4,068,736

Bermuda—2.5%
African Minerals, Ltd. (GBP) (a)	335,100	1,784,827
Nabors Industries, Ltd. (a)	211,600	3,728,392
SeaDrill, Ltd. (NOK)	278,500	5,023,493

		10,536,712

Canada—11.1%
First Quantum Minerals, Ltd.	101,100	5,104,809
IAMGOLD Corp. (USD) (b)	633,600	11,202,048
Osisko Mining Corp. (a) (b)	790,300	8,554,659
Osisko Mining Corp. (Additional Share Issue) (a)	100,300	1,082,234
Pacific Rubiales Energy Corp. (a)	340,400	7,658,238
Red Back Mining, Inc. (a)	474,900	12,049,935

		45,651,923

Channel Islands—3.2%
Randgold Resources, Ltd. (ADR) (b)	140,200	13,283,950

Kazakhstan—0.9%
KazMunaiGas Exploration Production (GDR)	200,188	3,723,497

Marshall Islands—0.5%
General Maritime Corp.	330,100	1,993,804

Netherlands Antilles—3.5%
Schlumberger, Ltd. (USD)	258,200	14,288,788

Switzerland—2.7%
Weatherford International, Ltd. (USD) (a)	836,300	10,988,982

United Kingdom—6.8%
Afren plc (a)	1,509,689	1,906,854
Anglo American plc (a)	115,300	4,009,854
BHP Billiton plc	301,000	7,792,053
Heritage Oil plc (a)	517,500	3,026,590
Vendeta Resources plc (b)	128,800	4,054,598
Xstrata plc	566,100	7,419,647

		28,209,596

United States—60.0%
Alpha Natural Resources, Inc. (a)	287,800	9,747,786
Anadarko Petroleum Corp.	224,950	8,118,445
Apache Corp.	69,200	5,825,948
Archer-Daniels-Midland Co.	151,900	3,922,058
Berry Petroleum Co. (b)	278,724	7,168,781
Brigham Exploration Co. (a) (b)	566,400	8,711,232
Cabot Oil & Gas Corp.	273,500	8,566,020
Cameron International Corp. (a)	404,400	13,151,088
Cimarex Energy Co.	82,100	5,876,718
Concho Resources, Inc. (a)	116,350	6,437,646
Consol Energy, Inc.	284,200	9,594,592
Dril-Quip, Inc. (a)	147,100	6,475,342
Freeport-McMoRan Copper & Gold, Inc.	179,800	10,631,574

Security Description	Shares	Value*

United States—(Continued)
Green Plains Renewable Energy, Inc. (a)	64,500	$659,190
Halliburton Co.	678,200	16,649,810
Holly Corp. (b)	136,100	3,617,538
Key Energy Services, Inc. (a)	513,300	4,712,094
Louisiana-Pacific Corp. (a) (b)	650,200	4,349,838
Massey Energy Co.	314,900	8,612,515
Murphy Oil Corp.	65,600	3,250,480
MYR Group, Inc. (a) (b)	68,940	1,150,609
Newfield Exploration Co. (a)	296,300	14,477,218
Noble Energy, Inc.	102,800	6,201,924
NRG Energy, Inc. (a) (b)	185,500	3,934,455
Occidental Petroleum Corp.	196,300	15,144,545
Oceaneering International, Inc. (a)	80,300	3,605,470
Patterson-UTI Energy, Inc.	302,600	3,894,462
Peabody Energy Corp.	113,300	4,433,429
Petrohawk Energy Corp. (a)	585,600	9,937,632
Pioneer Natural Resources Co.	181,100	10,766,395
Questar Corp.	162,600	7,396,674
Quicksilver Resources, Inc. (a) (b)	527,700	5,804,700
Steel Dynamics, Inc.	243,100	3,206,489
Terex Corp. (a) (b)	164,800	3,088,352
Walter Energy, Inc.	61,600	3,748,360
Whiting Petroleum Corp. (a)	52,000	4,077,840

		246,947,249

Total Common Stock (Identified Cost $367,409,260)		379,693,237

Mutual Funds—2.3%

United States—2.3%
SPDR Gold Trust (a)	76,400	9,296,352

Total Mutual Funds (Identified Cost $9,221,742)		9,296,352

Short Term Investments—13.8%

United States—13.8%
AIM STIT-STIC Prime Portfolio	21,069,247	21,069,247
State Street Navigator Securities Lending Prime Portfolio (c)	35,865,204	35,865,204

Total Short Term Investments (Identified Cost $56,934,451)		56,934,451

Total Investments—108.3% (Identified Cost $433,565,453) (d)		445,924,040
Liabilities in excess of other assets		(34,156,850)

Net Assets—100.0%		$411,767,190

(a)	Non-Income Producing.
(b)

All or a portion of the security was on loan. As of June 30, 2010, the market value of securities loaned was $42,551,314 and the collateral received consisted of cash in the amount of $35,865,204 and non-cash collateral with a value of $8,680,815. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.

(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2010 was $433,565,453 and the composition of unrealized appreciation and depreciation of investment securities was $45,983,995 and $(33,625,408), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(GDR)—	A Global Depository Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.
(GBP)—	British Pound
(NOK)—	Norwegian Krone
(USD)—	United States Dollar

Ten Largest Industries as of June 30, 2010	% of Net Assets
Oil, Gas & Consumable Fuels	43.5
Metals & Mining	22.7
Energy Equipment & Services	20.0
Exchange Traded Funds	2.3
Gas Utilities	1.8
Paper & Forest Products	1.1
Independent Power Producers & Energy Traders	1.0
Food Products	1.0
Machinery	0.8
Construction & Engineering	0.3

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between level 1 and level 2 deemed significant (greater than 10% of total assets), if any, will be disclosed following the valuation table below. For the period ended June 30, 2010, there were no transfers between levels 1 and 2. For information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value of the Portfolio’s investments as of June 30, 2010:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$—	$4,068,736	$—	$4,068,736
Bermuda	3,728,392	6,808,320	—	10,536,712
Canada	11,202,048	34,449,875	—	45,651,923
Channel Islands	13,283,950	—	—	13,283,950
Kazakhstan	3,723,497	—	—	3,723,497
Marshall Islands	1,993,804	—	—	1,993,804
Netherlands Antilles	14,288,788	—	—	14,288,788
Switzerland	10,988,982	—	—	10,988,982
United Kingdom	—	28,209,596	—	28,209,596
United States	246,947,249	—	—	246,947,249
Total Common Stock	306,156,710	73,536,527	—	379,693,237
Mutual Funds
United States	9,296,352	—	—	9,296,352
Short Term Investments
United States	56,934,451	—	—	56,934,451
Total Investments	$372,387,513	$73,536,527	$—	$445,924,040

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Statement of Assets & Liabilities

June 30, 2010 (Unaudited)

Assets
Investments at value (a) (b)		$445,924,040
Cash denominated in foreign currencies (c)		108,232
Receivable for:
Securities sold		2,109,979
Fund shares sold		282,716
Accrued interest and dividends		337,431
Foreign taxes		20,791

Total Assets		448,783,189
Liabilities
Payable for:
Securities purchased	$750,540
Fund shares redeemed	63,210
Collateral for securities loaned	35,865,204
Accrued expenses:
Management fees	283,172
Distribution and service fees	9,616
Deferred directors’ fees	8,168
Other expenses	36,089

Total Liabilities		37,015,999

Net Assets		$411,767,190

Net assets consists of:
Paid in surplus		$358,550,401
Overdistributed net investment income		(2,769,707)
Accumulated net realized gains		43,630,539
Unrealized appreciation on investments and foreign currency transactions		12,355,957

Net Assets		$411,767,190

Net Assets
Class A		$364,936,971
Class B		46,830,219

Capital Shares (Authorized) Outstanding
Class A (45,000,000)		29,584,475
Class B (5,000,000)		3,801,862

Net Asset Value, Offering and Redemption Price Per Share
Class A		$12.34
Class B		12.32

(a)	Identified cost of investments was $433,565,453.
(b)	Includes securities on loan with a value of $42,551,314.
(c)	Identified cost of cash denominated in foreign currencies was $110,862.

Statement of Operations

Six months ended June 30, 2010 (Unaudited)

Investment Income
Dividends (a)		$1,560,534
Interest (b)		40,030

		1,600,564
Expenses
Management fees	$1,817,499
Deferred expense reimbursement	35,760
Distribution and service fees—Class B	46,920
Directors’ fees and expenses	19,782
Custodian and accounting	40,344
Audit and tax services	16,500
Legal	826
Shareholder reporting	13,396
Insurance	4,343
Miscellaneous	4,868

Total expenses	2,000,238
Less broker commission recapture	(15,165)	1,985,073

Net Investment Loss		(384,509)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	43,950,891
Foreign currency transactions	(12,988)	43,937,903

Net change in unrealized depreciation on:
Investments	(97,129,949)
Foreign currency transactions	(8,024)	(97,137,973)

Net realized and unrealized loss		(53,200,070)

Net Decrease in Net Assets From Operations		$(53,584,579)

(a)	Net of foreign taxes of $30,908.
(b)	Includes income on securities loaned of $28,566.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(384,509)	$192,755
Net realized gain	43,937,903	46,540,554
Net change in unrealized appreciation (depreciation)	(97,137,973)	104,519,082

Increase (decrease) in net assets from operations	(53,584,579)	151,252,391

From Distributions to Shareholders
Net investment income
Class A	(2,168,825)	(343,043)
Class B	(138,507)	0

	(2,307,332)	(343,043)

Net realized capital gain
Class A	(31,761,864)	0
Class B	(2,964,582)	0

	(34,726,446)	0

Total distributions	(37,033,778)	(343,043)

Increase in net assets from capital share transactions	51,106,766	50,636,670

Total increase (decrease) in net assets	(39,511,591)	201,546,018

Net Assets
Beginning of the period	451,278,781	249,732,763

End of the period	$411,767,190	$451,278,781

Overdistributed Net Investment Income
End of the period	$(2,769,707)	$(77,866)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	1,388,843	$20,585,498	5,883,247	$67,767,624
Reinvestments	2,232,282	33,930,689	32,890	343,043
Redemptions	(2,365,176)	(34,975,079)	(3,298,873)	(40,268,767)

Net increase	1,255,949	$19,541,108	2,617,264	$27,841,900

Class B
Sales	2,182,846	$31,969,143	1,721,728	$23,774,625
Reinvestments	204,420	3,103,089	0	0
Redemptions	(239,049)	(3,506,574)	(68,083)	(979,855)

Net increase	2,148,217	$31,565,658	1,653,645	$22,794,770

Increase derived from capital share transactions		$51,106,766		$50,636,670

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008(a)
Net Asset Value, Beginning of Period	$15.05		$9.71	$10.00

Income (Loss) from Investment Operations
Net investment income (loss)	(0.01	)(b)	0.01 (b)	0.02	(b)
Net realized and unrealized gain (loss) on investments	(1.51)		5.34	(0.31)

Total from investment operations	(1.52)		5.35	(0.29)

Less Distributions
Distributions from net investment income	(0.08)		(0.01)	0.00
Distributions from net realized capital gains	(1.11)		0.00	0.00

Total distributions	(1.19)		(0.01)	0.00

Net Asset Value, End of Period	$12.34		$15.05	$9.71

Total Return (%)	(11.66	)(c)	55.19	(2.90	)(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	(d)	0.85	1.09	(d)
Net ratio of expenses to average net assets (%) (e)	0.84	(d)	0.83	1.00	(d)
Ratio of net investment income (loss) to average net assets (%)	(0.15	)(d)	0.07	1.07	(d)
Portfolio turnover rate (%)	109	(d)	101	125	(d)
Net assets, end of period (in millions)	$364.94		$426.43	$249.73

	Class B
	Six months ended June 30, 2010		Year ended December 31, 2009(a)
Net Asset Value, Beginning of Period	$15.03		$10.61

Income (Loss) from Investment Operations
Net investment income (loss)	(0.03	)(b)	(0.04	)(b)
Net realized and unrealized gain (loss) on investments	(1.52)		4.46

Total from investment operations	(1.55)		4.42

Less Distributions
Distributions from net investment income	(0.05)		0.00
Distributions from net realized capital gains	(1.11)		0.00

Total distributions	(1.16)		0.00

Net Asset Value, End of Period	$12.32		$15.03

Total Return (%)	(11.81	) (c)	41.66	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.10	(d)	1.10	(d)
Net ratio of expenses to average net assets (%) (e)	1.09	(d)	1.08	(d)
Ratio of net investment income (loss) to average net assets (%)	(0.36	)(d)	(0.47	)(d)
Portfolio turnover rate (%)	109	(d)	101
Net assets, end of period (in millions)	$46.83		$24.85

(a)	Commencement of operations was October 31, 2008 for Class A and April 28, 2009 for Class B.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Net ratio of expenses to average net assets includes the effect of the expense limitation agreement and broker commission recapture credits as detailed in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The Van Eck Global Natural Resources Portfolio (the “Portfolio”) is a non-diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A and Class B. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the

MSF-11

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”).

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through

MSF-12

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

Fund Concentration:

The Portfolio may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Portfolio may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

Additionally, the investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could

MSF-13

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2010	% per Annum	Average Daily Net Assets
$1,817,499	0.800%	Of the first $250 million
	0.775%	Of the next $750 million
	0.750%	On amounts in excess of $1.0 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Van Eck Associates Corp. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife Advisers is an affiliate of MetLife and MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts paid by the Portfolio for the six months ended June 30, 2010 are shown as Distribution and service fees in the Statement of Operations.

Expense Limitation Agreement:

Pursuant to an expense agreement relating to each class of the Portfolio, MetLife Advisers had agreed, from May 1, 2009 to April 30, 2010, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceeded stated annual expense limits (based on the Portfolio’s then current fiscal year). For the Portfolio, this subsidy, and identical subsidies in effect in prior periods, was subject to the obligation of each class of the Portfolio to repay MetLife Advisers in future years, if any, when a class’ expenses fell below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may have been charged to a class in a subsequent year to the extent that the charge did not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Portfolio was obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

The expense limits (annual rates as a percentage of each class of the Portfolio’s net average daily net assets) in effect from May 1, 2009 to April 30, 2010 were 1.00% and 1.25% for Class A and B, respectively.

During the six months ended June 30, 2010, no expenses were deferred. $35,760 of expenses were deferred in 2008 and recovered during the six months ended June 30, 2010.

MSF-14

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$242,121,420	$0	$236,751,660

5.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts it’s exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$343,043	$—	$—	$—	$—	$—	$343,043	$—

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$33,513,550	$3,439,415	$106,886,610	$—	$143,839,575

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future realized capital gains. As of December 31, 2009, the Portfolio had no capital loss carryforwards.

MSF-15

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$—

7.	RECENT ACCOUNTING PRONOUNCEMENT

The Portfolio adopted Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”, effective March 31, 2010. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

8.	SUBSEQUENT EVENTS

Management completed an evaluation of the impact of all subsequent events on the Portfolio’s financial statements and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

MSF-16

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-17

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2010, the Class A, B and E shares of the Western Asset Management Strategic Bond Opportunities Portfolio returned 7.22%, 7.11%, and 7.11%, respectively, compared to its benchmark, the Barclays Capital U.S. Aggregate Bond Index1, which returned 5.33%.

MARKET ENVIRONMENT/CONDITIONS

The positive market sentiment that continued to build through the first calendar quarter abruptly reversed course in the second quarter. Fears emanating from the European sovereign debt crisis, the Gulf of Mexico oil spill and uncertainty surrounding financial regulation contributed to the general risk aversion and a flight-to-quality trade. All this coincided with a tapering off of momentum in the domestic economy, the “soft-patch” that many pundits refer to, which led to further fears of a possible dip back into recession.

Global headlines were focused on Greece and the future of the Euro. The European Central Bank along with the International Monetary Fund announced a series of initiatives to provide financial support to Greece and other struggling European economies to stabilize the Eurozone. As a condition for support, these countries were required to make structural reforms such as cutting deficits and reducing excess bureaucracy. While these measures were necessary to secure the European Central Bank’s support, there was additional concern that cutting back on government spending geared toward stimulating European economies could hamper the path towards recovery not just in Europe, but also globally.

In the wake of global uncertainty, investors continued to pursue the safety of fixed income, especially in U.S. Treasuries and the U.S. dollar. Equities, as measured by the S&P 500 Index, lost nearly 7%, while broad fixed income markets, using the Barclays Capital U.S. Aggregate Bond Index, rose more than 5%.

Treasury bonds benefited from the flight to safety that ensued in the second half of the period. Two-year yields declined from 1.13% to 0.60% while ten-year yields also decreased from 3.84% to 2.93%. In contrast, credit bonds did not do as well despite a supportive fundamental backdrop. Domestic economic data continued to point to recovery while corporate profits were visibly healthy given an earning season that provided many surprises to the upside. The market’s focus was elsewhere, and its fragility was exposed as investment grade credit spreads over Treasuries increased from 1.57% to 1.79% during the period while high yield spreads went from 6.17% to 7.00%. Within the credit sector, financials fared poorly as financial regulation reform moved closer to implementation. The industrial sector also sold off as investors reduced their risk appetite and as the oil spill in the Gulf of Mexico negatively impacted many oil and gas companies.

Sectors tied to housing and commercial real estate fared well. Despite the Federal Reserve (“the Fed”) ending its purchase program in March, agency mortgages were able to outperform duration-matched Treasuries as mortgage coupons offset losses from increased market volatility. Commercial mortgage-backed securities (CMBS) experienced tremendous improvement in performance as valuations started to normalize. CMBS spreads over Treasuries declined from 4.88% to 3.90%. Similarly, many non-agency mortgage issues saw steady returns over the period stemming from continued principal repayments.

Similar to equities, key currencies sold off during the period. The Euro and the British pound lost nearly 15% and 8% respectively against the U.S. dollar. Broad market volatility as measured by the CBOE Volatility Index rose from 21 to 34. The cost of interbank three month borrowing increased from 0.25% to 0.53%—all indicators of the perceived heightened risk in the global economy.

While Europe continued to lag as they tried to manage the sovereign crisis, the U.S. economy continued to show modest signs of recovery. First quarter Gross Domestic Product growth was driven by an increase in personal consumption and exports. Corporate profits continued to increase. Home prices showed an almost 4% increase compared to twelve months ago in April according to the Case Shiller index.

Unemployment remained elevated despite its slight decline from 10% in December to 9.5% in June. Consumer confidence improved somewhat, but national surveys indicated that many Americans maintained concerns about worsening personal finances. Sensing this uncertainty, the Fed maintained its key Federal Funds Rate at 0-0.25%. There was growing debate within the Fed regarding the necessity of the low policy rate as some were concerned about growing inflationary pressures. However, year-over-year headline inflation moderated from approximately 3% to 2% by the end of May.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio outperformed the benchmark for the six month period. The key performance driver was our exposure to non-agency structured products. We believed this sector continued to offer value as the housing market stabilized and interest in the sector grew out of the government’s Public-Private Investment Program. The Portfolio’s 14% exposure to these issues, especially those with superior credit enhancements, contributed meaningfully to performance as non-agency structured product prices slowly increased in value as supported by steady streams of principal repayments.

While we maintained our non-agency mortgage exposure throughout the period, we strategically reduced the Portfolio’s agency mortgage exposure from roughly 6% to 1% in response to the Fed’s decision to cease purchasing agency mortgages in March. On a relative basis, our underweight position to this sector detracted slightly from performance for the period as agency mortgage valuations were up significantly in the first quarter of 2010.

We continued to focus on the credit sector, both investment grade and high yield, throughout the period as we believe credit offers good risk adjusted value. The Portfolio’s allocation to investment grade credit bonds produced slightly negative returns over the period. An

MSF-1

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

emphasis on the financial sector was a drag on returns for the period as the volatility and market uncertainties during the second quarter more than offset financial sector outperformance during the first quarter. In particular, exposure to hybrid capital securities also detracted from relative returns as they underperformed duration-matched Treasuries by almost 200 basis points. Additionally, our focus on the energy sector detracted from returns as the Gulf of Mexico oil spill intensified.

The Portfolio’s high yield allocation also generated negative excess returns resulting from the flight to quality that occurred during the second half of the period. Although we gradually decreased our allocation to high yield corporate bonds, we continued to hold significant exposure as high yield corporate bond fundamentals improved throughout the period. Companies reported top line revenue growth and lower debt multiples. Additionally, default rates declined dramatically as recovery rates improved. In line with these improved fundamentals, we sought to carefully select names to shift exposure up the quality spectrum.

In early 2010, the yield curve was positively sloped and steep. We believed the curve would gradually flatten as the economy recovered, and thus we positioned the Portfolio to hold an overweight exposure to longer-dated securities. As part of this curve strategy, we decreased our allocation to 5 and 10-year Treasury cash bonds in favor of longer dated bonds and Treasury futures. While the market value of Treasuries as a percentage of the Portfolio decreased significantly from December to June, the total duration exposure to Treasury remained roughly unchanged. Our curve positioning greatly aided performance as longer-dated Treasury yields fell more significantly than the short-end of the curve. Also benefiting the Portfolio was the Portfolio’s tactically overweight duration position. Given the uncertainty of the global economy, we felt this overweight was a prudent hedge against our focus on spread sectors. As overall levels of interest rates declined due to the increased demand for Treasuries, this duration positioning proved to benefit the Portfolio.

Stephen A. Walsh

S. Kenneth Leech

Edward A. Moody

Carl L. Eichstaedt

Mark S. Lindbloom

Michael C. Buchanan

Keith J. Gardner

Portfolio Managers

Western Asset Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2010

	6 Months	1 Year	5 Year	10 Year	Since Inception[2]
Western Asset Management Strategic Bond Opportunities Portfolio
Class A	7.22	25.31	5.81	7.19	—
Class B	7.11	24.93	5.54	—	7.31
Class E	7.11	25.01	5.64	—	6.79
Barclays Capital U.S. Aggregate Bond Index	5.33	9.50	5.54	6.47	—

1 Barclays Capital U.S. Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

2 Inception dates of the Class A, Class B, and Class E shares are 10/31/94, 7/30/02 and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2010

Top Holdings

% of Net Assets
U.S. Treasury Notes	3.2
Government National Mortgage Association	1.9
Energy Future Holdings Corp.	1.8
HCA, Inc.	1.8
Ford Motor Credit Co., LLC	1.5
WaMu Mortgage Pass-Through Certificates	1.5
Bear Stearns Asset Backed Securities Trust	1.5
Charter Communications Operating, LLC	1.5
Federal National Mortgage Association	1.3
Harborview Mortgage Loan Trust	1.2

Top Sectors

% of Net Assets
Corporates	56.8
Residential Mortgage-Backed	16.7
Cash & Equivalents	15.7
U.S. Treasury	3.2
Asset-Backed	3.1
Government Agency	2.5
Commercial Mortgage-Backed	1.2
Equities	0.4
Index-Linked	0.2
Municipal	0.2

MSF-3

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 through June 30, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management Strategic Bond Opportunities Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses paid during period* January 1, 2010 to June 30, 2010
Class A(a)	Actual	0.63%	$1,000.00	$1,072.20	$3.24
	Hypothetical	0.63%	$1,000.00	$1,021.63	$3.16

Class B(a)	Actual	0.88%	$1,000.00	$1,071.08	$4.52
	Hypothetical	0.88%	$1,000.00	$1,020.37	$4.41

Class E(a)	Actual	0.78%	$1,000.00	$1,071.06	$4.01
	Hypothetical	0.78%	$1,000.00	$1,020.87	$3.91

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Corporate Bonds & Notes—54.7% of Net Assets

Security Description	Par Amount	Value*

Aerospace & Defense—0.5%
L-3 Communications Corp. 5.875%, 01/15/15	$870,000	$859,125
6.375%, 10/15/15	975,000	975,000
The Boeing Co. 4.875%, 02/15/20	990,000	1,090,037

		2,924,162

Airlines—0.8%
Delta Air Lines, Inc. 6.417%, 01/02/14	440,000	440,000
6.821%, 08/10/22	842,698	832,164
8.021%, 02/10/24 (a)	1,041,074	991,623
Delta Air Lines, Inc. (144A) 9.500%, 09/15/14	380,000	399,000
Northwest Airlines, Inc. 1.215%, 05/20/14 (a)	1,707,038	1,512,863
UAL 2009-2A Pass-Through Trust 9.750%, 01/15/17	510,000	544,425

		4,720,075

Auto Components—0.1%
Allison Transmission (144A) 11.250%, 11/01/15 (b) (c)	584,000	614,660

Automobiles—0.3%
Motors Liquidation Co. 8.250%, 07/15/23 (b) (d)	385,000	116,462
8.375%, 07/15/33 (b) (d)	4,530,000	1,449,600

		1,566,062

Beverages—0.3%
Anheuser-Busch InBev Worldwide, Inc. 5.375%, 01/15/20	820,000	883,626
Anheuser-Busch InBev Worldwide, Inc. (144A) 5.000%, 04/15/20	300,000	313,661
PepsiCo., Inc. 7.900%, 11/01/18	540,000	698,197

		1,895,484

Capital Markets—0.8%
Credit Suisse 5.860%, 05/29/49 (a)	500,000	441,250
Lehman Brothers Holdings, Inc. 6.750%, 12/28/17 (d)	2,890,000	1,445
Merrill Lynch & Co., Inc. 6.875%, 04/25/18	350,000	373,373
Morgan Stanley 0.754%, 10/18/16 (a)	490,000	426,217
5.625%, 01/09/12 (b)	1,290,000	1,342,308
The Goldman Sachs Group, Inc. 3.625%, 08/01/12	230,000	234,302
4.750%, 07/15/13	110,000	114,848
5.250%, 10/15/13	330,000	347,856
5.300%, 02/14/12	70,000	72,858

Security Description	Par Amount	Value*

Capital Markets—(Continued)
The Goldman Sachs Group, Inc. 5.450%, 11/01/12	$370,000	$389,773
6.600%, 01/15/12	150,000	158,647
UBS AG 3.875%, 01/15/15	910,000	905,496

		4,808,373

Chemicals—0.1%
Ashland, Inc. 9.125%, 06/01/17	775,000	848,625

Commercial Banks—4.5%
Ally Financial, Inc. 1.750%, 10/30/12	1,620,000	1,648,107
6.625%, 05/15/12	2,383,000	2,383,000
6.750%, 12/01/14	411,000	397,643
6.875%, 09/15/11	2,021,000	2,048,789
Bank of Tokyo-Mitsubishi UFJ, Ltd. (144A) 3.850%, 01/22/15	1,630,000	1,695,823
Barclays Bank plc 5.200%, 07/10/14	310,000	327,159
Barclays Bank plc (144A) 6.050%, 12/04/17	950,000	958,782
Capital One Bank USA, N.A. 5.750%, 09/15/10 (b)	50,000	50,394
Commonwealth Bank of Australia (144A) 3.750%, 10/15/14	860,000	884,102
5.000%, 10/15/19	370,000	384,076
Credit Agricole S.A. (144A) 8.375%, 12/31/49 (a)	1,910,000	1,804,950
Glitnir Banki Hf (144A) 6.330%, 07/28/11 (d)	720,000	187,200
6.693%, 06/15/16 (a) (d)	1,400,000	1,750
ICICI Bank, Ltd. 6.375%, 04/30/22 (a)	619,000	565,865
ICICI Bank, Ltd. (144A) 6.375%, 04/30/22 (a)	344,000	316,483
Kaupthing Bank Hf (144A) 5.750%, 10/04/11 (d)	350,000	84,000
7.125%, 05/19/16 (d)	450,000	45
7.625%, 02/28/15 (d)	5,920,000	1,420,800
Landsbanki Islands Hf (144A) 6.100%, 08/25/11 (d)	2,000,000	225,000
Lloyds TSB Bank plc (144A) 4.375%, 01/12/15	1,120,000	1,079,074
5.800%, 01/13/20	770,000	726,799
Nordea Bank AB (144A) 3.700%, 11/13/14	1,240,000	1,263,198
4.875%, 01/27/20	840,000	862,717
Rabobank Nederland NV (144A) 11.000%, 12/29/49 (a)	780,000	963,300
Royal Bank of Scotland Group plc 5.000%, 11/12/13 (b)	390,000	378,429
5.000%, 10/01/14	1,720,000	1,613,819
5.250%, 03/31/49 (a)	500,000	286,250
6.400%, 10/21/19	1,130,000	1,145,410

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Commercial Banks—(Continued)
Santander Issuances S.A. Unipersonal (144A) 5.805%, 06/20/16 (a)	$1,180,000	$1,142,621
The Royal Bank of Scotland plc 4.875%, 03/16/15	400,000	397,985
Wachovia Bank, N.A. 6.000%, 11/15/17	390,000	424,972
Wachovia Corp. 5.250%, 08/01/14	2,240,000	2,372,129

		28,040,671

Commercial Services & Supplies—0.2%
Altegrity, Inc. (144A) 11.750%, 05/01/16	1,440,000	1,306,800

Communications Equipment—0.9%
Intelsat Corp. 9.250%, 08/15/14	2,180,000	2,229,050
Intelsat Jackson Holdings S.A. 9.500%, 06/15/16	85,000	89,250
Intelsat Jackson Holdings S.A. (144A) 8.500%, 11/01/19	2,945,000	2,974,450

		5,292,750

Consumer Finance—2.6%
American Express Co. 6.800%, 09/01/66 (a)	2,930,000	2,790,825
American Express Credit Corp. 5.125%, 08/25/14	70,000	75,311
Ford Motor Credit Co., LLC 5.787%, 06/15/11 (a) (b)	904,000	915,300
7.250%, 10/25/11	3,420,000	3,513,263
7.800%, 06/01/12	5,000,000	5,148,790
SLM Corp. 3.856%, 04/01/14 (a)	670,000	573,440
5.000%, 10/01/13	1,035,000	989,425
5.000%, 04/15/15	60,000	51,603
5.050%, 11/14/14	310,000	277,253
5.375%, 05/15/14	1,065,000	973,793
5.625%, 08/01/33	295,000	216,516
8.000%, 03/25/20	680,000	597,166

		16,122,685

Containers & Packaging—0.1%
Ball Corp. 6.750%, 09/15/20	620,000	626,200
Radnor Holdings Corp. 11.000%, 03/15/10 (d)	175,000	17

		626,217

Diversified Consumer Services—0.1%
Service Corp. International 7.500%, 04/01/27	330,000	292,050
7.625%, 10/01/18	125,000	126,562

		418,612

Security Description	Par Amount	Value*

Diversified Financial Services—9.3%
Aiful Corp. (144A) 5.000%, 08/10/10	$730,000	$706,275
American General Finance Corp. 6.900%, 12/15/17	610,000	485,713
BAC Capital Trust XIV 5.630%, 12/31/49 (a)	2,520,000	1,701,000
Bank of America Corp. 4.500%, 04/01/15	1,640,000	1,657,582
5.420%, 03/15/17	2,420,000	2,411,046
7.400%, 01/15/11	1,090,000	1,122,311
BHP Billiton Finance USA, Ltd. 6.500%, 04/01/19	1,360,000	1,630,975
Boeing Capital Corp. 4.700%, 10/27/19 (b)	520,000	559,070
BP Capital Markets plc 3.125%, 03/10/12	290,000	268,112
5.250%, 11/07/13	1,350,000	1,240,996
CCM Merger, Inc. (144A) 8.000%, 08/01/13	600,000	549,000
Citigroup, Inc. 5.000%, 09/15/14	1,210,000	1,210,242
5.500%, 10/15/14	440,000	452,371
6.010%, 01/15/15	590,000	618,841
6.375%, 08/12/14	630,000	669,156
6.875%, 03/05/38	1,550,000	1,626,051
Deutsche Telekom International Finance BV 5.750%, 03/23/16	820,000	897,196
Diageo Capital plc 4.828%, 07/15/20	1,330,000	1,410,784
FMC Finance III S.A. 6.875%, 07/15/17	750,000	757,500
Gaz Capital S.A. (144A) 6.510%, 03/07/22	120,000	115,620
General Electric Capital Corp. 6.375%, 11/15/67 (a)	4,220,000	3,924,600
6.875%, 01/10/39	1,230,000	1,358,082
Goldman Sachs Capital II 5.793%, 12/29/49 (a)	3,880,000	2,929,400
HSBC Finance Capital Trust IX 5.911%, 11/30/35 (a)	50,000	42,000
ILFC E-Capital Trust II (144A) 6.250%, 12/21/65 (a)	330,000	211,613
International Lease Finance Corp. 5.875%, 05/01/13	50,000	46,125
International Lease Finance Corp. (144A) 8.750%, 03/15/17 (a)	2,880,000	2,728,800
JPMorgan Chase & Co. 5.125%, 09/15/14	2,740,000	2,923,936
5.150%, 10/01/15	510,000	545,663
6.625%, 03/15/12	70,000	75,319
KAC Aquisition Co. (144A) Zero Coupon, 04/26/26 (c) (e)	3,316	3
Lehman Brothers Holdings Capital Trust VII 5.857%, 11/29/49 (a) (d)	3,780,000	378
Lehman Brothers Holdings E-Capital Trust I 3.850%, 08/19/65 (a) (d)	1,080,000	108

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Diversified Financial Services—(Continued)
New Communications Holdings, Inc. (144A) 8.750%, 04/15/22	$459,000	$459,000
Petrobras International Finance Co. 5.750%, 01/20/20	461,000	464,249
6.125%, 10/06/16 (b)	530,000	562,641
Reed Elsevier Capital, Inc. 8.625%, 01/15/19	710,000	903,882
Resona Preferred Global Securities Cayman, Ltd. (144A) 7.191%, 12/29/49 (a)	770,000	708,562
Reynolds Group Issuer, Inc. (144A) 7.750%, 10/15/16	785,000	767,337
Rio Tinto Finance USA, Ltd. 6.500%, 07/15/18	730,000	832,010
9.000%, 05/01/19	1,280,000	1,679,704
RSHB Capital S.A. (144A) 6.299%, 05/15/17	460,000	456,550
Santander U.S. Debt S.A. Unipersonal (144A) 3.724%, 01/20/15	100,000	96,070
Shell International Finance BV 4.375%, 03/25/20	290,000	299,782
6.375%, 12/15/38	850,000	1,015,498
Shinsei Finance Cayman, Ltd. (144A) 6.418%, 01/29/49 (a) (b)	1,100,000	707,162
Sprint Capital Corp. 6.875%, 11/15/28	6,510,000	5,403,300
8.375%, 03/15/12	1,725,000	1,809,094
8.750%, 03/15/32	160,000	152,800
SunTrust Capital VIII 6.100%, 12/01/66 (a)	650,000	494,813
Telecom Italia Capital S.A. 5.250%, 10/01/15	1,150,000	1,160,636
TNK-BP Finance S.A. (144A) 6.625%, 03/20/17	240,000	236,400
7.500%, 07/18/16	780,000	807,300
VIP Finance Ireland, Ltd. (144A) 8.375%, 04/30/13	160,000	169,280
Virgin Media Finance plc 9.125%, 08/15/16	1,820,000	1,883,700
9.500%, 08/15/16	600,000	633,750
Wells Fargo Capital X 5.950%, 12/15/36	930,000	824,828

		57,404,216

Diversified Telecommunication Services—1.9%
AT&T, Inc. 5.500%, 02/01/18	1,370,000	1,514,993
6.550%, 02/15/39	630,000	705,657
Koninklijke KPN NV 8.000%, 10/01/10	990,000	1,005,774
Nordic Telephone Co. Holdings ApS (144A) 8.875%, 05/01/16	2,310,000	2,373,525
Qwest Communications International, Inc. (144A) 8.000%, 10/01/15	1,640,000	1,685,100

Security Description	Par Amount	Value*

Diversified Telecommunication Services—(Continued)
Telefonica Emisiones SAU 5.134%, 04/27/20	$1,140,000	$1,142,614
Verizon Communications, Inc. 8.950%, 03/01/39	150,000	212,487
Verizon Florida, LLC 6.125%, 01/15/13 (b)	70,000	76,372
Verizon New York, Inc. 6.875%, 04/01/12	1,820,000	1,966,637
Windstream Corp. 8.625%, 08/01/16	1,200,000	1,209,000

		11,892,159

Electric Utilities—1.2%
Calpine Corp. (144A) 7.250%, 10/15/17	2,465,000	2,366,400
Edison Mission Energy 7.000%, 05/15/17 (b)	110,000	70,400
7.200%, 05/15/19	3,780,000	2,324,700
7.750%, 06/15/16	220,000	152,900
Exelon Corp. 5.625%, 06/15/35	595,000	576,462
FirstEnergy Corp. 6.450%, 11/15/11	34,000	35,912
7.375%, 11/15/31	1,445,000	1,523,598
Pacific Gas & Electric Co. 6.050%, 03/01/34	610,000	680,588

		7,730,960

Energy Equipment & Services—0.9%
Baker Hughes, Inc. 7.500%, 11/15/18	1,100,000	1,344,875
Cie Generale de Geophysique-Veritas 7.500%, 05/15/15	115,000	109,538
7.750%, 05/15/17	480,000	454,800
Energy Transfer Partners, L.P. 9.000%, 04/15/19	1,270,000	1,493,552
Hercules Offshore, Inc. (144A) 10.500%, 10/15/17	795,000	705,562
Kinder Morgan Energy Partners, L.P. 6.000%, 02/01/17	1,410,000	1,535,954

		5,644,281

Food & Staples Retailing—0.4%
CVS Caremark Corp. 6.600%, 03/15/19	1,060,000	1,233,501
CVS Pass-Through Trust 6.943%, 01/10/30	1,167,949	1,288,060
Safeway, Inc. 7.250%, 02/01/31 (b)	50,000	61,574

		2,583,135

Food Products—0.3%
Kraft Foods, Inc. 5.375%, 02/10/20	1,540,000	1,650,189

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Gas Utilities—0.1%
El Paso Natural Gas Co. 8.375%, 06/15/32	$330,000	$386,097

Health Care Equipment & Supplies—0.1%
Medtronic, Inc. 4.450%, 03/15/20	570,000	607,395

Health Care Providers & Services—4.2%
HCA, Inc. 6.250%, 02/15/13	1,143,000	1,122,997
6.375%, 01/15/15	1,500,000	1,400,625
9.125%, 11/15/14	90,000	94,163
9.250%, 11/15/16	690,000	731,400
9.625%, 11/15/16	6,996,000	7,485,720
Humana, Inc. 7.200%, 06/15/18	540,000	602,791
Tenet Healthcare Corp. 6.875%, 11/15/31	95,000	74,100
Tenet Healthcare Corp. (144A) 8.875%, 07/01/19	2,321,000	2,460,260
9.000%, 05/01/15	1,297,000	1,371,577
10.000%, 05/01/18	1,622,000	1,792,310
U.S. Oncology Holdings, Inc. 6.643%, 03/15/12 (a) (c)	5,774,000	5,369,820
UnitedHealth Group, Inc. 6.000%, 02/15/18	1,500,000	1,672,527
Vanguard Health Holding Co. II, LLC (144A) 8.000%, 02/01/18	1,080,000	1,036,800
WellPoint, Inc. 5.875%, 06/15/17	130,000	144,828
7.000%, 02/15/19	630,000	747,280

		26,107,198

Hotels, Restaurants & Leisure—1.6%
Boyd Gaming Corp. 6.750%, 04/15/14 (b)	100,000	87,500
El Pollo Loco, Inc. 11.750%, 12/01/12	220,000	220,000
11.750%, 11/15/13	1,740,000	1,348,500
Harrah’s Operating Co., Inc. 10.750%, 02/01/16 (b)	1,570,000	1,252,075
11.250%, 06/01/17	1,135,000	1,194,587
Inn of the Mountain Gods Resort & Casino 12.000%, 11/15/10 (d)	1,354,000	656,690
Landry’s Restaurants, Inc. 11.625%, 12/01/15	560,000	579,600
MGM Mirage 6.750%, 09/01/12	320,000	297,600
7.625%, 01/15/17 (b)	130,000	101,725
MGM Resorts International 10.375%, 05/15/14	575,000	625,312
11.125%, 11/15/17	1,380,000	1,521,450
Mohegan Tribal Gaming Authority (144A) 11.500%, 11/01/17 (b)	870,000	861,300
NCL Corp., Ltd. 11.750%, 11/15/16	770,000	804,650

Security Description	Par Amount	Value*

Hotels, Restaurants & Leisure—(Continued)
Seneca Gaming Corp. 7.250%, 05/01/12	$225,000	$219,938
Station Casinos, Inc. 6.500%, 02/01/14 (d)	125,000	938
7.750%, 08/15/16 (d)	2,870,000	181,169

		9,953,034

Household Products—0.2%
ACCO Brands Corp. 10.625%, 03/15/15	1,095,000	1,188,075

Independent Power Producers & Energy Traders—3.4%
Dynegy Holdings, Inc. 7.750%, 06/01/19	740,000	511,525
Dynegy-Roseton/Danskammer Pass-Through Trust 7.670%, 11/08/16	500,000	440,000
Energy Future Holdings Corp. 11.250%, 11/01/17 (a) (c)	17,424,564	11,325,967
Mirant Mid Atlantic Pass-Through Trust 10.060%, 12/30/28	2,893,654	3,103,444
NRG Energy, Inc. 7.375%, 02/01/16	3,390,000	3,373,050
7.375%, 01/15/17	1,000,000	990,000
The AES Corp. 7.750%, 10/15/15	520,000	526,500
8.875%, 02/15/11	80,000	81,800
9.375%, 09/15/10	403,000	405,015

		20,757,301

Industrial Conglomerates—0.6%
Corporacion Andina de Fomento 6.875%, 03/15/12	2,900,000	3,132,325
Leucadia National Corp. 8.125%, 09/15/15	520,000	533,000

		3,665,325

Insurance—1.2%
American International Group, Inc. 5.850%, 01/16/18	350,000	312,813
6.250%, 03/15/37	760,000	516,800
8.250%, 08/15/18	1,320,000	1,336,500
Berkshire Hathaway, Inc. 3.200%, 02/11/15	1,480,000	1,524,120
Teachers Insurance & Annuity Association of America (144A) 6.850%, 12/16/39	1,070,000	1,246,277
The Travelers Cos., Inc. 6.250%, 03/15/67 (a)	2,520,000	2,364,695

		7,301,205

Internet Software & Services—0.9%
GXS Worldwide, Inc. (144A) 9.750%, 06/15/15	5,930,000	5,663,150

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

IT Services—0.1%
First Data Corp. 9.875%, 09/24/15 (b)	$1,000,000	$760,000

Marine—0.5%
Overseas Shipholding Group, Inc. 7.500%, 02/15/24	340,000	292,400
Teekay Corp. 8.500%, 01/15/20 (b)	1,560,000	1,552,200
Trico Shipping A.S. (144A) 11.875%, 11/01/14	1,010,000	969,600

		2,814,200

Media—4.1%
Cablevision Systems Corp. 7.750%, 04/15/18	220,000	220,000
Cengage Learning Aquisitions, Inc. (144A) 10.500%, 01/15/15	600,000	558,000
Charter Communications Operating, LLC (144A) 8.000%, 04/30/12 (a)	1,560,000	1,622,400
10.875%, 09/15/14 (a)	6,695,000	7,431,450
Comcast Cable Communications Holdings, Inc. 8.375%, 03/15/13	50,000	57,898
Comcast Cable Communications, LLC 8.875%, 05/01/17	600,000	752,499
Comcast Corp. 5.875%, 02/15/18	170,000	189,156
6.500%, 01/15/15	1,300,000	1,492,063
CSC Holdings, LLC 6.750%, 04/15/12	350,000	362,250
Dex One Corp. 12.000%, 01/29/17	891,356	849,017
DISH DBS Corp. 6.625%, 10/01/14	70,000	70,000
7.750%, 05/31/15	2,345,000	2,415,350
7.875%, 09/01/19	3,235,000	3,364,400
News America, Inc. 6.650%, 11/15/37	100,000	112,231
Time Warner Cable, Inc. 6.750%, 06/15/39	540,000	596,550
8.250%, 04/01/19	1,210,000	1,488,060
8.750%, 02/14/19	350,000	441,609
Time Warner, Inc. 7.625%, 04/15/31	50,000	60,149
Unitymedia Hessen GmbH & Co. KG (144A) 8.125%, 12/01/17	500,000	491,095
Univision Communications, Inc. (144A) 12.000%, 07/01/14 (b)	2,225,000	2,386,313
UPC Holding BV (144A) 9.875%, 04/15/18	395,000	396,975

		25,357,465

Metals & Mining—2.7%
Alcoa, Inc. 6.000%, 07/15/13 (b)	110,000	115,850

Security Description	Par Amount	Value*

Metals & Mining—(Continued)
Barrick Gold Corp. 6.950%, 04/01/19	$680,000	$815,347
Metals USA, Inc. 11.125%, 12/01/15	2,445,000	2,567,250
Novelis, Inc. 7.250%, 02/15/15	2,766,000	2,669,190
Steel Dynamics, Inc. 7.375%, 11/01/12	550,000	569,250
7.750%, 04/15/16 (a) (b)	3,300,000	3,316,500
Steel Dynamics, Inc. (144A) 7.625%, 03/15/20	2,380,000	2,368,100
Teck Resources, Ltd. 9.750%, 05/15/14	590,000	697,271
10.250%, 05/15/16	500,000	590,000
10.750%, 05/15/19	970,000	1,188,541
Vale Overseas, Ltd. 6.875%, 11/21/36	890,000	927,835
8.250%, 01/17/34	160,000	187,797
Vedanta Resources plc (144A) 8.750%, 01/15/14	680,000	714,000

		16,726,931

Oil, Gas & Consumable Fuels—5.2%
Anadarko Petroleum Corp. 8.700%, 03/15/19	490,000	462,633
Belden & Blake Corp. 8.750%, 07/15/12	1,665,000	1,552,612
Berry Petroleum Co. 10.250%, 06/01/14	800,000	860,000
Chesapeake Energy Corp. 6.375%, 06/15/15	425,000	438,813
6.500%, 08/15/17	450,000	443,813
6.875%, 11/15/20	630,000	635,512
9.500%, 02/15/15	1,020,000	1,127,100
ConocoPhillips 6.500%, 02/01/39	390,000	470,971
ConocoPhillips Holding Co. 6.950%, 04/15/29	1,230,000	1,509,506
Consol Energy, Inc. (144A) 8.250%, 04/01/20	2,180,000	2,272,650
El Paso Corp. 7.375%, 12/15/12 (b)	50,000	52,359
7.800%, 08/01/31	45,000	44,474
7.875%, 06/15/12	575,000	603,703
8.250%, 02/15/16	4,255,000	4,457,112
Enterprise Products Operating, LLC 9.750%, 01/31/14	1,820,000	2,195,814
Hess Corp. 7.300%, 08/15/31	910,000	1,073,624
7.875%, 10/01/29	240,000	295,323
Kerr-McGee Corp. 6.950%, 07/01/24	500,000	454,324
7.875%, 09/15/31	1,320,000	1,209,235
Linn Energy, LLC (144A) 8.625%, 04/15/20	840,000	857,850

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Oil, Gas & Consumable Fuels—(Continued)
Noble Energy, Inc. 8.250%, 03/01/19	$500,000	$605,127
OPTI Canada, Inc. 7.875%, 12/15/14	430,000	374,100
8.250%, 12/15/14	310,000	269,700
Peabody Energy Corp. 6.875%, 03/15/13	55,000	55,413
Pemex Project Funding Master Trust 6.625%, 06/15/35	410,000	421,708
Plains Exploration & Production Co. 8.625%, 10/15/19	205,000	207,563
10.000%, 03/01/16	1,100,000	1,177,000
Quicksilver Resources, Inc. 7.125%, 04/01/16	250,000	230,625
11.750%, 01/01/16	780,000	859,950
Range Resources Corp. 8.000%, 05/15/19	1,680,000	1,761,900
SandRidge Energy, Inc. 8.625%, 04/01/15	2,000,000	1,942,500
SandRidge Energy, Inc. (144A) 9.875%, 05/15/16 (b)	85,000	86,275
Valero Energy Corp. 4.750%, 06/15/13	50,000	52,296
Whiting Peteroleum Corp. 7.250%, 05/01/12	300,000	300,000
Williams Cos., Inc. 7.875%, 09/01/21	808,000	926,042
8.750%, 03/15/32	33,000	38,510
XTO Energy, Inc. 5.650%, 04/01/16	1,070,000	1,225,832
6.250%, 08/01/17	20,000	23,816
6.500%, 12/15/18	200,000	242,706
6.750%, 08/01/37	200,000	257,650

		32,076,141

Paper & Forest Products—0.8%
Abitibi-Consolidated Co. of Canada (144A) 13.750%, 04/01/11 (b)	956,699	1,011,709
Appleton Papers, Inc. (144A) 11.250%, 12/15/15	3,000,000	2,550,000
NewPage Corp. 10.000%, 05/01/12	350,000	189,875
11.375%, 12/31/14	1,485,000	1,347,637

		5,099,221

Pharmaceuticals—0.4%
Pfizer, Inc. 6.200%, 03/15/19	820,000	974,486
Roche Holdings, Inc. (144A) 6.000%, 03/01/19	780,000	907,988
Wyeth 5.500%, 03/15/13 (a)	50,000	55,304
5.950%, 04/01/37	620,000	702,305

		2,640,083

Security Description	Par Amount	Value*

Real Estate Investment Trusts—0.0%
Boston Properties, L.P. 6.250%, 01/15/13	$65,000	$70,800

Real Estate Management & Development—0.1%
Realogy Corp. 10.500%, 04/15/14 (b)	660,000	559,350
11.000%, 04/15/14 (c)	680	568

		559,918

Road & Rail—0.5%
Kansas City Southern de Mexico S.A. de C.V. 12.500%, 04/01/16	1,560,000	1,864,200
RailAmerica, Inc. 9.250%, 07/01/17	1,190,000	1,246,525

		3,110,725

Semiconductors & Semiconductor Equipment—0.1%
Freescale Semiconductor, Inc. 10.125%, 12/15/16 (b)	30,000	24,000
Freescale Semiconductor, Inc. (144A) 9.250%, 04/15/18	750,000	738,750
National Semiconductor Corp. 6.600%, 06/15/17	140,000	156,845

		919,595

Specialty Retail—1.3%
Limited Brands, Inc. 6.950%, 03/01/33 (b)	60,000	52,725
Michaels Stores, Inc. 10.000%, 11/01/14 (b)	1,080,000	1,115,100
The Neiman Marcus Group, Inc. 7.125%, 06/01/28	3,810,000	3,429,000
9.000%, 10/15/15 (a) (b)	3,423,621	3,432,180

		8,029,005

Textiles, Apparel & Luxury Goods—0.2%
Oxford Industries, Inc. 11.375%, 07/15/15	1,360,000	1,496,000

Thrifts & Mortgage Finance—0.0%
Countrywide Home Loans, Inc. 4.000%, 03/22/11	75,000	76,368

Tobacco—0.4%
Alliance One International, Inc. (144A) 10.000%, 07/15/16 (b)	490,000	498,575
10.000%, 07/15/16	390,000	396,825
Altria Group, Inc. 8.500%, 11/10/13	760,000	887,184
Reynolds American, Inc. 6.750%, 06/15/17	575,000	622,948
7.250%, 06/01/12	270,000	290,288

		2,695,820

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Trading Companies & Distributors—0.1%
H&E Equipment Services, Inc. 8.375%, 07/15/16	$500,000	$470,000

Wireless Telecommunication Services—0.5%
America Movil S.A.B. de C.V. 5.625%, 11/15/17	490,000	535,626
Cellco Partnership 8.500%, 11/15/18	220,000	286,031
Cricket Communications, Inc. 7.750%, 05/15/16 (b)	1,555,000	1,586,100
New Cingular Wireless Services, Inc. 8.750%, 03/01/31	50,000	68,640
Rogers Communications, Inc. 6.800%, 08/15/18	430,000	508,306

		2,984,703

Yankee—0.1%
Royal Bank of Scotland Group plc 6.375%, 02/01/11	70,000	70,810
Smurfit Kappa Treasury Funding, Ltd. 7.500%, 11/20/25	275,000	244,063

		314,873

Total Corporate Bonds & Notes (Identified Cost $356,143,801)		337,920,744

Mortgage-Backed Securities—11.9%

Collateralized-Mortgage Obligation—10.7%
American Home Mortgage Investment Trust 0.637%, 11/25/45 (a)	1,238,579	743,587
2.749%, 06/25/45 (a)	2,644,810	2,150,931
Banc of America Funding Corp. 0.518%, 05/20/36 (a)	1,123,009	827,628
Bear Stearns Adjustable Rate Mortgage Trust 3.735%, 10/25/35 (a)	2,700,000	2,209,782
Bear Stearns Asset Backed Securities Trust 0.577%, 04/25/36 (a)	2,486,506	1,090,900
Citigroup Mortgage Loan Trust, Inc. 3.273%, 12/25/35 (a)	4,684,463	2,522,949
Countrywide Alternative Loan Trust 0.547%, 05/25/36 (a)	2,293,222	1,148,170
Countrywide Home Loan Mortgage Pass-Through Trust (144A) 0.707%, 03/25/35 (a)	505,934	414,243
0.767%, 11/25/34 (a)	296,928	229,312
Crusade Global Trust 0.729%, 09/18/34 (a)	298,472	297,434
GSMPS Mortgage Loan Trust (144A) 0.697%, 09/25/35 (a)	736,847	590,084
GSR Mortgage Loan Trust 3.041%, 10/25/35 (a)	610,539	447,064
Harborview Mortgage Loan Trust 0.568%, 06/25/37 (a)	5,801,313	3,622,172
0.598%, 01/19/36 (a)	2,031,546	1,142,592

Security Description	Par Amount	Value*

Collateralized-Mortgage Obligation—(Continued)
Harborview Mortgage Loan Trust 1.347%, 08/19/37 (a)	$4,042,532	$2,612,010

Impac Secured Assets CMN Owner Trust 0.667%, 03/25/36 (a)	1,904,670	1,056,265
0.697%, 08/25/36 (a)	477,148	384,549
IndyMac INDA Mortgage Loan Trust 6.020%, 11/25/37 (a)	2,668,878	2,029,193
IndyMac Index Mortgage Loan Trust 0.707%, 01/25/35 (a)	1,047,865	637,345
3.000%, 03/25/35 (a)	991,016	713,861
5.415%, 08/25/37 (a)	4,898,819	2,589,212
Lehman XS Trust 0.477%, 06/25/37 (a)	3,770,892	1,678,805
Luminent Mortgage Trust 0.537%, 05/25/46 (a)	2,394,038	1,129,258
MASTR Seasoned Securitization Trust 4.704%, 10/25/32 (a)	548,499	451,315
Merit Securities Corp. (144A) 1.847%, 09/28/32 (a)	397,177	335,609
Merrill Lynch Mortgage Investors, Inc. 5.054%, 05/25/34 (a)	739,367	748,488
Morgan Stanley Mortgage Loan Trust 0.667%, 01/25/35 (a)	1,601,713	1,136,478
2.241%, 06/26/36 (a)	2,644,446	2,356,026
Nomura Asset Acceptance Corp. (144A) 6.500%, 03/25/34	457,375	449,699
6.500%, 10/25/34 (a)	543,738	528,970
Novastar Mortgage-Backed Notes 0.537%, 06/25/36 (a)	2,313,708	1,476,435
Prime Mortgage Trust (144A) 6.000%, 05/25/35	858,181	841,083
6.000%, 11/25/36	4,488,099	3,831,275
Prime Mortgage Trust (Class 1) (144A) 5.500%, 05/25/35	2,035,021	1,980,255
Prime Mortgage Trust (Class 2) (144A) 5.500%, 05/25/35	6,350,158	5,377,390
RBSGC Mortgage Pass-Through Certificates 0.797%, 01/25/37 (a)	2,785,973	1,543,672
Structured Adjustable Rate Mortgage Loan Trust 2.546%, 01/25/35 (a)	1,502,905	1,269,352
5.537%, 09/25/35 (a)	2,444,628	1,893,318
Structured Asset Mortgage Investments, Inc. 2.681%, 08/25/35 (a)	196,761	126,022
Structured Asset Securities Corp. (144A) 0.697%, 06/25/35 (a)	1,381,571	1,089,317
WaMu Mortgage Pass-Through Certificates 0.617%, 12/25/45 (a)	3,915,174	2,967,092
0.627%, 11/25/45 (a)	2,866,803	1,966,068
0.637%, 07/25/45 (a)	52,731	41,038
0.637%, 10/25/45 (a)	1,645,291	1,279,157
5.485%, 04/25/37 (a)	2,307,371	1,903,381
5.871%, 09/25/36 (a)	1,372,926	1,073,126
Wells Fargo Mortgage-Backed Securities Trust 3.029%, 06/25/35 (a)	278,208	278,159
4.420%, 05/25/36 (a)	681,965	627,527

		65,837,598

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Par Amount	Value*

Commercial Mortgage-Backed Securities—1.2%
Commercial Mortgage Asset Trust 7.350%, 01/17/32	$475,000	$526,452
Commercial Mortgage Pass-Through Certificates (144A) 5.447%, 07/16/34	437,605	445,613
Credit Suisse Mortgage Capital Certificates 5.609%, 02/15/39 (a)	1,000,000	1,052,186
First Union National Bank Commercial Mortgage 1.055%, 05/17/32 (a) (f)	2,263,133	70,090
Merrill Lynch Mortgage Trust 5.838%, 05/12/39 (a)	1,890,000	2,019,070
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.810%, 06/12/50 (a)	3,500,000	3,422,741

		7,536,152

Total Mortgage-Backed Securities (Identified Cost $94,701,881)		73,373,750

U.S. Government & Treasury Obligations—8.0%

Federal Agencies—4.0%
Farmer Mac Guaranteed Notes Trust (144A) 5.125%, 04/19/17	3,400,000	3,716,101
Federal Home Loan Bank 1.500%, 01/16/13 (b)	840,000	850,630
Federal Home Loan Mortgage Corp. 5.000%, 12/01/34	99,462	105,573
5.500%, TBA	300,000	320,953
6.000%, TBA	100,000	108,219
11.565%, 06/15/21 (a) (f)	42	1,000
Federal National Mortgage Association Zero Coupon, 10/09/19	1,500,000	927,330
5.000%, 08/01/34	238,514	253,468
5.000%, 03/01/35	202,109	214,781
5.000%, 05/01/35	575,460	610,821
5.500%, TBA	300,000	321,000
6.000%, TBA	800,000	867,625
6.250%, 05/15/29	1,710,000	2,115,786
6.500%, 03/01/26	9,818	10,858
7.000%, 05/01/26	3,214	3,636
7.125%, 01/15/30 (b)	1,710,000	2,327,510
7.500%, 12/01/29	3,586	4,085
7.500%, 06/01/30	5,919	6,747
7.500%, 08/01/30	1,110	1,266
7.500%, 11/01/30	25,752	29,355
7.500%, 02/01/31	1,803	2,056
8.000%, 08/01/27	4,091	4,731
8.000%, 01/01/31	117,876	136,693
8.500%, 08/01/19	54,168	61,063
10.400%, 04/25/19	1,532	1,770
Government National Mortgage Association 1.264%, 05/20/60 (a)	2,130,000	2,187,915
1.498%, 11/20/59 (a)	5,298,718	5,456,461
1.860%, 01/20/60 (a)	1,107,889	1,129,670

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Government National Mortgage Association 4.500%, TBA	$300,000	$312,234
5.000%, TBA	900,000	954,503
6.000%, TBA	1,800,000	1,961,806

		25,005,646

Government Agency—0.6%
Tennessee Valley Authority 5.250%, 09/15/39	670,000	740,679
5.980%, 04/01/36	2,320,000	2,776,151

		3,516,830

U.S. Treasury—3.4%
U.S. Treasury Bonds 4.375%, 11/15/39	20,000	21,591
U.S. Treasury Inflation Indexed Bonds (TIPS) 2.000%, 01/15/26	329,502	348,423
2.500%, 01/15/29	619,364	700,026
U.S. Treasury Notes 0.625%, 06/30/12	3,570,000	3,570,286
1.375%, 02/15/13	540,000	547,087
1.750%, 04/15/13	385,000	393,751
2.500%, 04/30/15	690,000	714,527
2.500%, 06/30/17	7,410,000	7,442,419
2.750%, 05/31/17	6,910,000	7,055,759

		20,793,869

Total U.S. Government & Treasury Obligations (Identified Cost $46,864,358)		49,316,345

Asset-Backed Securities—5.3%

Asset Backed–5.3%
ACE Securities Corp. 0.477%, 02/25/31 (a)	1,163,936	955,013
Amortizing Residential Collateral Trust 2.147%, 08/25/32 (a)	77,609	22,828
Asset Backed Securities Corp. 3.200%, 04/15/33 (a)	46,272	17,150
Avis Budget Rental Car Funding AESOP, LLC (144A) 4.640%, 05/20/16	640,000	666,328
Bear Stearns Asset Backed Securities Trust 0.717%, 01/25/34 (a)	51,403	39,176
1.597%, 08/25/37 (a)	2,805,237	1,860,621
6.000%, 10/25/36	4,269,246	2,969,316
6.500%, 10/25/36	4,621,133	3,257,435
Countrywide Asset Backed Certificates 1.597%, 06/25/34 (a)	262,572	65,193
Countrywide Home Equity Loan Trust 0.490%, 12/25/31 (a)	1,659,283	743,113
Education Funding Capital Trust I 1.520%, 12/15/42 (a)	600,000	569,250
EFS Volunteer, LLC (144A) 1.389%, 10/25/35 (a)	750,000	698,340

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Par Amount	Value*

Asset Backed—(Continued)
Ellington Loan Acquisition Trust (144A) 1.347%, 05/25/37 (a)	$2,429,163	$2,112,587
1.597%, 05/25/37 (a)	4,400,000	2,032,452
EMC Mortgage Loan Trust (144A) 0.797%, 05/25/43 (a)	1,900,672	1,426,394
1.047%, 01/25/41 (a)	700,000	506,488
GSAMP Trust 0.437%, 07/05/36 (a)	835,452	60,442
GSAMP Trust (144A) 0.457%, 05/25/36 (a)	640,519	615,189
GSRPM Mortgage Loan Trust (144A) 0.647%, 03/25/35 (a)	1,566,504	1,253,031
Hertz Vehicle Financing, LLC (144A) 5.290%, 03/25/16	1,170,000	1,266,024
IndyMac Seconds Asset Backed Trust 0.477%, 06/25/36 (a)	2,674,046	272,031
Lehman XS Trust 0.467%, 06/25/37 (a)	1,253,728	679,570
Long Beach Mortgage Loan Trust 0.868%, 01/21/31 (a)	36,703	25,024
Mid-State Trust 7.340%, 07/01/35	434,214	441,579
Morgan Stanley Mortgage Loan Trust 0.497%, 03/25/36 (a)	1,418,722	327,204
Nelnet Student Loan Trust 1.796%, 04/25/24 (a)	1,680,000	1,730,681
4.090%, 03/22/32 (a)	6,260,000	5,550,930
RAAC Series (144A) 0.597%, 08/25/35 (a)	1,587,278	987,613
SACO I, Inc. 0.477%, 06/25/36 (a)	1,396,498	257,823
Sail Net Interest Margin Notes (144A) 5.500%, 03/27/34 (g)	35,690	0
7.750%, 04/27/33 (g)	783	0
Structured Asset Securities Corp. 0.513%, 11/25/37 (a)	1,606,978	1,499,772
Structured Asset Securities Corp. (144A) 0.457%, 02/25/36 (a)	1,596,124	66,670

Total Asset-Backed Securities (Identified Cost $49,748,750)		32,975,267

Municipal Bonds & Notes—1.5%

Collateralized-Mortgage Obligation—0.4%
Virginia Housing Development Authority 6.000%, 06/25/34	2,640,050	2,647,363

Municipal Agency—1.1%
Kentucky Higher Education Student Loan Corp. 1.450%, 05/01/34 (a)	1,400,000	1,397,662
Municipal Electric Authority of Georgia 6.637%, 04/01/57	470,000	455,167
6.655%, 04/01/57	260,000	250,788
Pennsylvania Higher Education Assistance Agency 0.328%, 05/01/46 (a)	4,000,000	3,537,520

Security Description	Par Amount	Value*

Municipal Agency—(Continued)
State of California 7.300%, 10/01/39	$720,000	$749,585

		6,390,722

Total Municipal Bonds & Notes (Identified Cost $8,989,750)		9,038,085

Foreign Government & Agency Obligations—0.7%

Regional Government—0.2%
Region of Lombardy Italy 5.804%, 10/25/32	925,000	923,761

Sovereign—0.5%
Japan Bank for International Cooperation 2.875%, 02/02/15	1,530,000	1,572,656
Mexico Government International Bond 5.625%, 01/15/17	1,260,000	1,382,850
Russian Federation 11.000%, 07/24/18	310,000	427,800

		3,383,306

Total Foreign Government & Agency Obligations (Identified Cost $4,146,763)		4,307,067

Common Stock—0.4%
Security Description	Shares	Value*

Building Products—0.1%
Nortek, Inc. (h)	20,436	858,312

Chemicals—0.1%
Applied Extrusion Technologies, Inc. (Class B) (e) (h)	2,424	5,454
Georgia Gulf Corp. (h)	49,763	663,833

		669,287

Energy Equipment & Services—0.0%
SemGroup Corp. (h)	2,910	76,387

Media—0.2%
Charter Communications, Inc. (b) (h)	15,892	560,988
Dex One Corp. (h)	20,749	394,231
SuperMedia, Inc. (b) (h)	6,897	126,146

		1,081,365

Total Common Stock (Identified Cost $9,713,632)		2,685,351

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Term Loans—0.3%

Security Description	Par Amount	Value*

IT Services—0.3%
First Data Corp. 3.032%, 09/24/14	$2,340,000	$1,971,216

Total Term Loans (Identified Cost $2,246,400)		1,971,216

Preferred Stock—0.2%
Security Description	Shares	Value*

Diversified Financial Services—0.2%
Citigroup, Inc.	8,110	916,430

Thrifts & Mortgage Finance—0.0%
Federal Home Loan Mortgage Corp. (h)	117,175	39,839
Federal National Mortgage Association (h)	84,850	28,849
Federal National Mortgage Association (h)	3,400	2,040

		70,728

Total Preferred Stock (Identified Cost $6,042,505)		987,158

Convertible Preferred Stock—0.2%

Diversified Financial Services—0.2%
Citigroup Capital XII (a)	43,725	1,092,688

Total Convertible Preferred Stock (Identified Cost $1,093,299)		1,092,688

Warrants—0.0%

Energy Equipment & Services—0.0%
SemGroup Corp. (e) (h)	3,064	13,788

Yankee—0.0%
Republic of Venezuela (h)	3,750	95,625

Total Warrants (Identified Cost $0)		109,413

Options Purchased—0.0%

Call Options—0.0%
U.S. Treasury Notes 10 Year Futures	41	140,938
U.S. Treasury Notes 10 Year Futures	59	115,234

Total Options Purchased (Identified Cost $125,841)		256,172

Short Term Investments—23.9%
Security Description	Shares/Par Amount	Value*

Discount Notes—1.9%
Federal Home Loan Mortgage Corp. 0.194%, 10/27/10	$10,000,000	$9,991,806
Federal National Mortgage Association 0.199%, 08/23/10	1,600,000	1,599,576

		11,591,382

Mutual Funds—6.9%
State Street Navigator Securities Lending Prime Portfolio (i)	42,591,220	42,591,220

Repurchase Agreement—15.1%
Bank of America Repurchase Agreement dated 06/30/10 at 0.010% to be repurchased at $62,000,017 on 07/01/10, collateralized by $60,086,000 United States Treasury Note due 08/31/16 with a value of $63,239,992.	62,000,000	62,000,000
Barclays Capital Repurchase Agreement dated 06/30/10 at 0.010% to be repurchased at $31,400,009 on 07/01/10, collateralized by $27,316,000 United States Treasury Note due 08/15/17 with a value of $32,028,010.	31,400,000	31,400,000

		93,400,000

Total Short Term Investments (Identified Cost $147,582,602)		147,582,602

Total Investments—107.1% (Identified Cost $727,399,582) (j)		661,615,858
Liabilities in excess of other assets		(43,664,806)

Net Assets—100.0%		$617,951,052

(a)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2010
(b)	All or a portion of the security was on loan. As of June 30, 2010, the market value of securities loaned was $42,083,781 and the collateral received consisted of cash in the amount of $42,591,220 and non-cash collateral with a value of $419,998. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(c)	Payment in Kind security for which part of the income earned may be paid as additional principal.
(d)	Non-Income Producing; Defaulted Bond.
(e)	Security was valued in good faith under procedures established by the Board of Directors.
(f)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments. The par amount shown reflects the notional amount of the security.
(g)	Zero Valued Security.
(h)	Non-Income Producing.

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

(i)	Represents investment of cash collateral received from securities lending transactions.
(j)	The aggregate cost of investments for federal income tax purposes as of June 30, 2010 was $727,728,478 and the composition of unrealized appreciation and depreciation of investment securities was $21,127,263 and $(87,239,883), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2010 the market value of 144A securities was $107,609,146, which is 17.4% of total net assets.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(TIPS)—	A Treasury Inflation Protected Security is a security with a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.

Forward Contracts

Forward Currency Contracts	Counterparty	Delivery Date	Local Currency Amount	Aggregate Face Value	Valuation as of June 30, 2010	Unrealized Appreciation/ (Depreciation)
Euro (sold)	UBS AG	8/17/2010	14,786,111	$19,298,609	$18,177,099	$1,121,510
Euro (sold)	UBS AG	8/17/2010	4,790,000	6,097,790	5,888,520	209,270
Euro (bought)	UBS AG	8/17/2010	1,356,066	1,722,698	1,667,061	(55,637)
Euro (bought)	UBS AG	8/17/2010	1,563,520	1,985,426	1,922,091	(63,335)
Euro (bought)	UBS AG	8/17/2010	4,970,000	6,127,116	6,109,800	(17,316)

Net Unrealized Appreciation						$1,194,492

Futures Contracts

Futures Contracts-Long		Expiration Date	Number of Contracts	Contract Amount	Valuation as of June 30, 2010	Unrealized Appreciation/ (Depreciation)
Eurodollar Futures		9/13/2010	141	$34,966,583	$35,019,113	$52,530
U.S. Treasury Notes 5 Year Futures		9/21/2010	386	46,340,895	47,303,094	962,199
U.S. Treasury Notes 10 Year Futures		9/30/2010	2	233,382	236,703	3,321
U.S. Treasury Bond 30 Year Futures		9/21/2010	85	10,563,073	10,837,500	274,427
U.S. Treasury Bond Ultra Long Futures		9/21/2010	296	39,134,243	40,200,500	1,066,257

Futures Contracts-Short
U.S. Treasury Notes 2 Year Futures		9/30/2010	(3)	(656,006)	(656,484)	(478)

Net Unrealized Appreciation						$2,358,256

Options Written

Options Written-Calls	Counterparty	Expiration Date	Number of Contracts	Premiums Received	Valuation as of June 30, 2010	Unrealized Appreciation/ (Depreciation)
Eurodollar Futures 99.25	JPMorgan Chase	9/13/2010	(124)	$(56,347)	$(51,925)	$4,422
U.S. Treasury Notes 10 Year Futures 121	JPMorgan Chase	8/27/2010	(54)	(35,262)	(123,188)	(87,926)
U.S. Treasury Notes 10 Year Futures 123.5	JPMorgan Chase	8/27/2010	(22)	(14,366)	(20,625)	(6,259)

Options Written-Puts
U.S. Treasury Notes 10 Year Futures 115	JPMorgan Chase	8/27/2010	(54)	(39,481)	(3,375)	36,106

Totals				$(145,456)	$(199,113)	$(53,657)

*See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between level 1 and level 2 deemed significant (greater than 10% of total assets), if any, will be disclosed following the valuation table below. For the period ended June 30, 2010, there were no transfers between levels 1 and 2. For information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements. The following table summarizes the inputs used in determining the value of the Portfolio’s investments as of June 30, 2010:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Building Products	$858,312	$—	$—	$858,312
Chemicals	663,833	—	5,454	669,287
Energy Equipment & Services	76,387	—	—	76,387
Media	1,081,365	—	—	1,081,365
Total Common Stock	2,679,897	—	5,454	2,685,351
Total Preferred Stock*	987,158	—	—	987,158
Total Warrants*	—	95,625	13,788	109,413
Corporate Bonds & Notes
Aerospace & Defense	—	2,924,162	—	2,924,162
Airlines	—	4,720,075	—	4,720,075
Auto Components	—	614,660	—	614,660
Automobiles	—	1,566,062	—	1,566,062
Beverages	—	1,895,484	—	1,895,484
Capital Markets	—	4,808,373	—	4,808,373
Chemicals	—	848,625	—	848,625
Commercial Banks	—	28,040,671	—	28,040,671
Commercial Services & Supplies	—	1,306,800	—	1,306,800
Communications Equipment	—	5,292,750	—	5,292,750
Consumer Finance	—	16,122,685	—	16,122,685
Containers & Packaging	—	626,217	—	626,217
Diversified Consumer Services	—	418,612	—	418,612
Diversified Financial Services	—	57,404,213	3	57,404,216
Diversified Telecommunication Services	—	11,892,159	—	11,892,159
Electric Utilities	—	7,730,960	—	7,730,960
Energy Equipment & Services	—	5,644,281	—	5,644,281
Food & Staples Retailing	—	2,583,135	—	2,583,135
Food Products	—	1,650,189	—	1,650,189
Gas Utilities	—	386,097	—	386,097
Health Care Equipment & Supplies	—	607,395	—	607,395
Health Care Providers & Services	—	26,107,198	—	26,107,198
Hotels, Restaurants & Leisure	—	9,953,034	—	9,953,034
Household Products	—	1,188,075	—	1,188,075
Independent Power Producers & Energy Traders	—	20,757,301	—	20,757,301
Industrial Conglomerates	—	3,665,325	—	3,665,325
Insurance	—	7,301,205	—	7,301,205
Internet Software & Services	—	5,663,150	—	5,663,150
IT Services	—	760,000	—	760,000
Marine	—	2,814,200	—	2,814,200
Media	—	25,357,465	—	25,357,465
Metals & Mining	—	16,726,931	—	16,726,931
Oil, Gas & Consumable Fuels	—	32,076,141	—	32,076,141

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Description	Level 1	Level 2	Level 3	Total
Paper & Forest Products	$—	$5,099,221	$—	$5,099,221
Pharmaceuticals	—	2,640,083	—	2,640,083
Real Estate Investment Trusts	—	70,800	—	70,800
Real Estate Management & Development	—	559,918	—	559,918
Road & Rail	—	3,110,725	—	3,110,725
Semiconductors & Semiconductor Equipment	—	919,595	—	919,595
Specialty Retail	—	8,029,005	—	8,029,005
Textiles, Apparel & Luxury Goods	—	1,496,000	—	1,496,000
Thrifts & Mortgage Finance	—	76,368	—	76,368
Tobacco	—	2,695,820	—	2,695,820
Trading Companies & Distributors	—	470,000	—	470,000
Wireless Telecommunication Services	—	2,984,703	—	2,984,703
Yankee	—	314,873	—	314,873
Total Corporate Bonds & Notes	—	337,920,741	3	337,920,744
Total U.S. Government & Treasury Obligations*	—	48,575,666	—	48,575,666
Total Asset-Backed Securities*	—	32,975,267	—	32,975,267
Total Mortgage-Backed Securities*	—	73,373,750	—	73,373,750
Total Municipal Bonds & Notes*	—	9,778,764	—	9,778,764
Total Foreign Government & Agency Obligations*	—	4,307,067	—	4,307,067
Total Options Purchased*	256,172	—	—	256,172
Total Convertible Preferred Stock*	1,092,688	—	—	1,092,688
Total Term Loans*	—	—	1,971,216	1,971,216
Short Term Investments
Discount Notes	—	11,591,382	—	11,591,382
Mutual Funds	42,591,220	—	—	42,591,220
Repurchase Agreement	—	93,400,000	—	93,400,000
Total Short Term Investments	42,591,220	104,991,382	—	147,582,602
Total Investments	$47,607,135	$612,018,262	$1,990,461	$661,615,858

Futures Contracts**
Futures Contracts Long (Appreciation)	$2,358,734	$—	$—	$2,358,734
Futures Contracts Short (Depreciation)	(478)	—	—	(478)
Total Futures Contracts	2,358,256	—	—	2,358,256
Forward Contracts**
Forward Currency Contracts (Appreciation)	—	1,330,780	—	1,330,780
Forward Currency Contracts (Depreciation)	—	(136,288)	—	(136,288)
Total Forward Contracts	—	1,194,492	—	1,194,492
Written Options
Call Options Written	(195,738)	—	—	(195,378)
Put Options Written	(3,375)	—	—	(3,375)
Total Written Options	(199,113)	—	—	(199,113)

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures and forward contracts are valued based on the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Common Stock	Warrants	Fixed Income	Term Loans	Total
Balance as of December 31, 2009	$5,454	$99,406	$3	$2,083,834	$2,188,697
Transfers In (Out) of Level 3	0	(103,125)	0	0	(103,125)
Accrued discounts/premiums	0	0	0	0	0
Realized Gain (Loss)	0	(40,147)	0	240	(39,907)
Change in unrealized appreciation (depreciation)	0	57,654	0	(106,858)	(49,204)
Investment Purchases	0	0	0	0	0
Investment Sales	0	0	0	(6,000)	(6,000)
Balance as of June 30, 2010	$5,454	$13,788	$3	$1,971,216	$1,990,461

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Statement of Assets & Liabilities

June 30, 2010 (Unaudited)

Assets
Investments at value (a)(b)		$661,615,858
Cash		243,752
Cash denominated in foreign currencies (c)		547,577
Receivable for:
Securities sold		9,113,201
Fund shares sold		383,766
Open forward currency contracts		1,330,780
Accrued interest and dividends		6,474,377
Foreign taxes		51,057
Futures variation margin		276,219

Total Assets		680,036,587
Liabilities
Payable for:
Securities purchased	$17,404,272
Fund shares redeemed	1,304,740
Open forward currency contracts	136,288
Collateral for securities loaned	42,591,220
Options written, at fair value (d)	199,113
Accrued expenses:
Management fees	295,085
Distribution and service fees	55,670
Deferred directors’ fees	17,334
Other expenses	81,813

Total Liabilities		62,085,535

Net Assets		$617,951,052

Net assets consists of:
Paid in surplus		$689,402,380
Undistributed net investment income		18,418,014
Accumulated net realized losses		(27,581,121)
Unrealized depreciation on investments and foreign currency transactions		(62,288,221)

Net Assets		$617,951,052

Net Assets
Class A		$309,163,598
Class B		217,468,364
Class E		91,319,090

Capital Shares (Authorized) Outstanding
Class A (45,000,000)		25,202,662
Class B (30,000,000)		17,799,161
Class E (12,500,000)		7,464,507

Net Asset Value, Offering and Redemption Price Per Share
Class A		$12.27
Class B		12.22
Class E		12.23

(a)	Identified cost of investments was $727,399,582.
(b)	Includes securities on loan with a value of $42,083,781.
(c)	Identified cost of cash denominated in foreign currencies was $551,164.
(d)	Premiums received on written options were $145,456.

Statement of Operations

Six months ended June 30, 2010 (Unaudited)

Investment Income
Dividends		$116,136
Interest (a)		20,949,919

		21,066,055
Expenses
Management fees	$2,148,845
Distribution and service fees—Class B	266,493
Distribution and service fees—Class E	68,513
Directors’ fees and expenses	20,768
Custodian and accounting	53,797
Audit and tax services	11,950
Legal	704
Shareholder reporting	53,908
Insurance	4,620
Miscellaneous	8,333

Total expenses	2,637,931
Management fee waivers	(136,370)	2,501,561

Net Investment Income		18,564,494

Net Realized and Unrealized Gain
Net realized gain on:
Investments	750,054
Futures contracts	9,236,084
Foreign currency transactions	715,246
Options	39,029	10,740,413

Net change in unrealized appreciation on:
Investments	17,122,035
Futures contracts	2,681,059
Foreign currency transactions	1,190,905
Options	64,100	21,058,099

Net realized and unrealized gain		31,798,512

Net Increase in Net Assets From Operations		$50,363,006

(a)	Includes income on securities loaned of $76,529.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$18,564,494	$46,800,020
Net realized gain (loss)	10,740,413	(34,237,788)
Net change in unrealized appreciation	21,058,099	172,243,610

Increase in net assets from operations	50,363,006	184,805,842

From Distributions to Shareholders
Net investment income
Class A	(27,736,512)	(41,585,074)
Class B	(13,057,375)	(11,745,960)
Class E	(5,638,367)	(5,534,384)

	(46,432,254)	(58,865,418)

Net realized capital gain
Class A	0	(18,354,068)
Class B	0	(5,381,003)
Class E	0	(2,499,399)
	0	(26,234,470)

Total distributions	(46,432,254)	(85,099,888)

Decrease in net assets from capital share transactions	(104,494,511)	(172,674,177)

Total (decrease) in net assets	(100,563,759)	(72,968,223)

Net Assets
Beginning of the period	718,514,811	791,483,034

End of the period	$617,951,052	$718,514,811

Undistributed Net Investment Income
End of the period	$18,418,014	$46,285,774

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	2,698,571	$33,462,999	8,123,552	$87,975,516
Reinvestments	2,286,604	27,736,512	6,316,032	59,939,142
Redemptions	(14,123,260)	(172,364,575)	(32,605,244)	(321,322,007)

Net decrease	(9,138,085)	$(111,165,064)	(18,165,660)	$(173,407,349)

Class B
Sales	718,794	$8,873,783	1,631,672	$17,960,983
Reinvestments	1,080,014	13,057,375	1,810,461	17,126,963
Redemptions	(1,192,399)	(14,601,890)	(2,848,105)	(30,377,768)

Net increase	606,409	$7,329,268	594,028	$4,710,178

Class E
Sales	353,963	$4,367,107	571,796	$6,377,084
Reinvestments	465,981	5,638,367	848,340	8,033,783
Redemptions	(867,747)	(10,664,189)	(1,710,857)	(18,387,873)

Net decrease	(47,803)	$(658,715)	(290,721)	$(3,977,006)

Decrease derived from capital share transactions		$(104,494,511)		$(172,674,177)

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$12.19		$10.30	$12.70	$12.58	$12.72	$13.04

Income (Loss) From Investment Operations
Net investment income	0.34	(a)	0.75 (a)	0.74 (a)	0.63 (a)	0.38	0.36
Net realized and unrealized gain (loss) on investments	0.53		2.28	(2.58)	(0.15)	0.22	(0.01)

Total from investment operations	0.87		3.03	(1.84)	0.48	0.60	0.35

Less Distributions
Distributions from net investment income	(0.79)		(0.79)	(0.49)	(0.35)	(0.64)	(0.41)
Distributions from net realized capital gains	0.00		(0.35)	(0.07)	(0.01)	(0.10)	(0.26)

Total distributions	(0.79)		(1.14)	(0.56)	(0.36)	(0.74)	(0.67)

Net Asset Value, End of Period	$12.27		$12.19	$10.30	$12.70	$12.58	$12.72

Total Return (%)	7.22	(b)	32.22	(15.00)	4.03	5.06	2.83

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.67	(c)	0.69	0.65	0.66	0.72	0.75
Net ratio of expenses to average net assets (%) (d)	0.63	(c)	0.67	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	5.47	(c)	6.87	6.34	5.03	4.91	4.11
Portfolio turnover rate (%)	169	(c)	228	280	504	700	507
Net assets, end of period (in millions)	$309.16		$418.60	$541.02	$696.19	$366.98	$213.91

	Class B
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$12.13		$10.26	$12.65	$12.53	$12.66	$12.99

Income (Loss) From Investment Operations
Net investment income	0.32	(a)	0.70 (a)	0.71 (a)	0.59 (a)	0.54	0.40
Net realized and unrealized gain (loss) on investments	0.53		2.28	(2.57)	(0.14)	0.03	(0.08)

Total from investment operations	0.85		2.98	(1.86)	0.45	0.57	0.32

Less Distributions
Distributions from net investment income	(0.76)		(0.76)	(0.46)	(0.32)	(0.60)	(0.39)
Distributions from net realized capital gains	0.00		(0.35)	(0.07)	(0.01)	(0.10)	(0.26)

Total distributions	(0.76)		(1.11)	(0.53)	(0.33)	(0.70)	(0.65)

Net Asset Value, End of Period	$12.22		$12.13	$10.26	$12.65	$12.53	$12.66

Total Return (%)	7.11	(b)	31.89	(15.20)	3.70	4.82	2.56

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.92	(c)	0.94	0.90	0.91	0.97	1.00
Net ratio of expenses to average net assets (%) (d)	0.88	(c)	0.92	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	5.21	(c)	6.48	6.08	4.77	4.66	3.92
Portfolio turnover rate (%)	169	(c)	228	280	504	700	507
Net assets, end of period (in millions)	$217.47		$208.62	$170.29	$241.18	$198.63	$120.59

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$12.15		$10.27	$12.67	$12.55	$12.68	$13.00

Income (Loss) From Investment Operations
Net investment income	0.32	(a)	0.72 (a)	0.72 (a)	0.61 (a)	0.62	0.50
Net realized and unrealized gain (loss) on investments	0.54		2.29	(2.58)	(0.15)	(0.03)	(0.17)

Total from investment operations	0.86		3.01	(1.86)	0.46	0.59	0.33

Less Distributions
Distributions from net investment income	(0.78)		(0.78)	(0.47)	(0.33)	(0.62)	(0.39)
Distributions from net realized capital gains	0.00		(0.35)	(0.07)	(0.01)	(0.10)	(0.26)

Total distributions	(0.78)		(1.13)	(0.54)	(0.34)	(0.72)	(0.65)

Net Asset Value, End of Period	$12.23		$12.15	$10.27	$12.67	$12.55	$12.68

Total Return (%)	7.11	(b)	31.97	(15.10)	3.89	4.85	2.67

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	(c)	0.84	0.80	0.81	0.87	0.90
Net ratio of expenses to average net assets (%) (d)	0.78	(c)	0.82	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	5.31	(c)	6.59	6.15	4.87	4.75	3.95
Portfolio turnover rate (%)	169	(c)	228	280	504	700	507
Net assets, end of period (in millions)	$91.32		$91.30	$80.17	$129.39	$137.05	$151.88

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The Western Asset Management Strategic Bond Opportunities Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the

MSF-22

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

Financial futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net

MSF-23

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to paydown reclasses, foreign currency transactions, capital loss carryforwards, post October loss deferral, and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Mortgage Dollar Rolls:

The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells TBA mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a court determination, a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities sold.

MSF-24

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

Mortgage Related and Other Asset-Backed Securities:

The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgaged obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although some mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Sale Commitments:

The Portfolio may enter into to-be-announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation”.

Forward Commitments and When-Issued and Delayed-Delivery Securities:

The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Securities:

The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

MSF-25

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2010	% per Annum	Average daily net assets
$2,148,845	0.650%	Of the first $500 million
	0.550%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Western Asset Management Co. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2010 to April 30, 2011, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per Annum Reduction	Average daily net assets
0.055%	On the first $500 million

An identical expense agreement was in place for the period September 1, 2009 through April 30, 2010. Amounts waived for the six months ended June 30, 2010 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife Advisers is an affiliate of MetLife and MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2010 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

MSF-26

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$443,622,880	$100,576,107	$569,417,202	$193,000,852

Options Written:

The Portfolio transactions in options written during the six months ended June 30, 2010 were as follows:

Call Options	Number of contracts	Premiums received
Options outstanding December 31, 2009	361	$163,801
Options written	598	236,454
Options closed	(482)	(216,801)
Options expired	(277)	(77,479)

Options outstanding June 30, 2010	200	$105,975

Put Options	Number of contracts	Premiums received
Options outstanding December 31, 2009	402	$176,644
Options written	325	148,225
Options closed	(482)	(210,809)
Options expired	(191)	(74,579)

Options outstanding June 30, 2010	54	$39,481

5.	DERIVATIVE INSTRUMENTS

Authoritative accounting guidance requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts.

MSF-27

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Future contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Options:

An option contract purchased by a Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by a Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by a Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instrument if there is an illiquid secondary market for the option contract, or if the counterparty to the option contract is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When a Portfolio writes a call option on a security it does not own, it’s exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily based on the option’s quoted market price. When an option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying instrument. Option activity for the six months ended June 30, 2010 is indicated in Note 4 of Notes to Financial Statements.

MSF-28

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

Disclosures About Derivative Instruments and Hedging Activities:

At June 30, 2010, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives			Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value		Statement of Assets & Liabilities Location	Fair Value
Interest Rate Contracts	Net Assets—Unrealized appreciation on investments	$2,358,734	*	Net Assets—Unrealized depreciation on investments	$(478)*
Interest Rate Contracts				Payables—Options written, at value	(199,113)
Foreign Exchange Contracts	Receivables—Open Forward Currency Contracts	1,330,780		Payables—Open Forward Currency Contracts	(136,288)

Total		$3,689,514			$(335,879)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets & Liabilities.

Transactions in derivative instruments during the six months ended June 30, 2010, were as follows:

Location	Interest Rate Contracts	Foreign Exchange Contracts	Total
Statement of Operations—Net Realized Gain (Loss)
Futures Contracts	$9,236,084	$—	$9,236,084
Foreign Currency Transactions	—	758,004	758,004
Options	39,029	—	39,029

Total	$9,275,113	$758,004	$10,033,117

Statement of Operations—Net Change in Unrealized Gain (Loss)
Futures Contracts	$2,681,059	$—	$2,681,059
Foreign Currency Transactions	—	1,194,492	1,194,492
Options	64,100	—	64,100

Total	$2,745,159	$1,194,492	$3,939,651

Average Contract Amount or Face Amount (a)	Foreign Exchange Contracts	Interest Rate Contracts
Futures Contracts	$—	$85,487,466
Foreign Currency Transactions	12,500,657	—

(a)	Averages are based on activity levels at each quarter-end period during 2010.

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard trades, the Portfolio restricts its exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

MSF-29

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$74,269,035	$45,638,965	$10,830,853	$1,897,157	$—	$—	$85,099,888	$47,536,122

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total
$46,348,351	$—	$(84,563,774)	$(29,246,938)	$(67,462,361)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future realized capital gains. As of December 31, 2009, the Portfolio had $29,246,938 in capital loss carryforwards expiring on December 31, 2017.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$(7,905,326)

8.	RECENT ACCOUNTING PRONOUNCEMENT

The Portfolio adopted Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”, effective March 31, 2010. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

9.	SUBSEQUENT EVENTS

Management completed an evaluation of the impact of all subsequent events on the Portfolio’s financial statements and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

MSF-30

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-31

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2010, the Class A, B and E shares of the Western Asset Management U.S. Government Portfolio returned 5.38%, 5.14%, and 5.24%, respectively, compared to its benchmark, the Barclays Capital U.S. Intermediate Government Bond Index1, which returned 4.41%.

MARKET ENVIRONMENT/CONDITIONS

The positive market sentiment that continued to build through the first calendar quarter abruptly reversed course in the second quarter. Fears emanating from the European sovereign debt crisis, the Gulf of Mexico oil spill and uncertainty surrounding financial regulation contributed to the general risk aversion and a flight-to-quality trade. All this coincided with a tapering off of momentum in the domestic economy, the “soft-patch” that many pundits refer to, which led to further fears of a possible dip back into recession.

Global headlines were focused on Greece and the future of the Euro. The European Central Bank along with the International Monetary Fund announced a series of initiatives to provide financial support to Greece and other struggling European economies to stabilize the Eurozone. As a condition for support, these countries were required to make structural reforms such as cutting deficits and reducing excess bureaucracy. While these measures were necessary to secure the European Central Bank’s support, there was additional concern that cutting back on government spending geared toward stimulating European economies could hamper the path towards recovery not just in Europe, but also globally.

In the wake of global uncertainty, investors continued to pursue the safety of fixed income, especially in U.S. Treasuries and the U.S. dollar. Equities, as measured by the S&P 500 Index, lost nearly 7%, while broad fixed income markets, using the Barclays Capital U.S. Aggregate Bond Index, rose more than 5%.

Treasury bonds benefited from the flight to safety that ensued in the second half of the period. Two-year yields declined from 1.13% to 0.60% while ten-year yields also decreased from 3.84% to 2.93%. In contrast, credit bonds did not do as well despite a supportive fundamental backdrop. Domestic economic data continued to point to recovery while corporate profits were visibly healthy given an earning season that provided many surprises to the upside. The market’s focus was elsewhere, and its fragility was exposed as investment grade credit spreads over Treasuries increased from 1.57% to 1.79% during the period while high yield spreads went from 6.17% to 7.00%. Within the credit sector, financials fared poorly as financial regulation reform moved closer to implementation. The industrial sector also sold off as investors reduced their risk appetite and as the oil spill in the Gulf of Mexico negatively impacted many oil and gas companies.

Sectors tied to housing and commercial real estate fared well. Despite the Federal Reserve (“the Fed”) ending its purchase program in March, agency mortgages were able to outperform duration-matched Treasuries as mortgage coupons offset losses from increased market volatility. Commercial mortgage-backed securities (CMBS) experienced tremendous improvement in performance as valuations started to normalize. CMBS spreads over Treasuries declined from 4.88% to 3.90%. Similarly many non-agency mortgage issues saw steady returns over the period stemming from continued principal repayments.

Similar to equities, key currencies sold off during the period. The Euro and the UK pound lost nearly 15% and 8% respectively against the U.S. dollar. Broad market volatility as measured by the CBOE Volatility Index rose from 21 to 34. The cost of interbank three month borrowing increased from 0.25% to 0.53%—all indicators of the perceived heightened risk in the global economy.

While Europe continued to lag as they tried to manage the sovereign crisis, the U.S. economy continued to show modest signs of recovery. First quarter Gross Domestic Product growth was driven by an increase in personal consumption and exports. Corporate profits continued to increase. Home prices showed an almost 4% increase compared to twelve months ago in April according to the Case Shiller Index.

Unemployment remained elevated despite its slight decline from 10% in December to 9.5% in June. Consumer confidence improved somewhat, but national surveys indicated that many Americans maintained concerns about worsening personal finances. Sensing this uncertainty, the Fed maintained its key Federal Funds Rate at 0-0.25%. There was growing debate within the Fed regarding the necessity of the low policy rate as some were concerned about growing inflationary pressures. However, year-over-year headline inflation moderated from approximately 3% to 2% by the end of May.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio outperformed the benchmark for the semi-annual period. The key performance driver was our exposure to non-agency structured products. We believed this sector continued to offer value as the housing market stabilized and interest in the sector grew out of the government’s Public-Private Investment Program. The Portfolio’s exposure to these issues, especially those with superior credit enhancements, contributed meaningfully to performance as non-agency structured product prices slowly increased in value. The total return for this sector was also supported by steady streams of principal repayments. While we maintained our non-agency structured product allocation, we sought to take advantage of increased valuations and sold positions at gains. The Portfolio’s allocation declined from 7% to approximately 5% during this period.

The Portfolio’s allocation to agency mortgages also aided performance as the Fed continued to purchase agency mortgages in early 2010, pushing valuations higher. During the period, we strategically reduced our exposure to agency mortgages from 13% to approximately 6% in response to the Fed’s discontinuation of purchases in March.

We believed agency mortgages offered more attractive returns than respective agency debentures. We therefore held an underweight

MSF-1

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

exposure to agency debt relative to the benchmark. Agency debentures, however, also did well during the six-month period, which detracted from the Portfolio’s relative performance.

In anticipation of market-implied inflation slowly increasing as the economy began to stabilize, we held a modest exposure to inflation-linked treasuries (TIPS) at the beginning of the period. Throughout the period, however, inflation expectations remained low, and we reduced our position from 1.4% to 0.7%. TIPS detracted from the Portfolio’s overall performance during the period.

We also increased our exposure to asset-backed securities from approximately 1% at the beginning of the period to almost 3% by June. We focused mainly on credit card deals as we believed this subsector offered attractive returns.

Given global economic uncertainties and consistent with our focus on risk reduction, we increased our allocation to Treasury bonds from 31% to 39% and maintained our cash position at around 38% of the Portfolio’s market value. Further, we felt that a tactically overweight duration position versus the benchmark was prudent as a hedge against our focus on non-government sectors. As overall levels of interest rates declined due to the increased demand for Treasuries, this position benefited the Portfolio. In the beginning of 2010, the yield curve was positively sloped and steep. We believed the curve would gradually flatten as the economy recovered, and thus we positioned the Portfolio to hold an overweight exposure to longer-dated securities. During the period, our assumptions were validated as longer-dated Treasury yields fell more significantly than the short-end of the curve. However, the decline in yields was felt most meaningfully in the intermediate part of the curve where we were underweight relative to the benchmark. Our overall yield curve positioning was therefore a minor detractor from performance.

Stephen A. Walsh

S. Kenneth Leech

Edward A. Moody

Carl L. Eichstaedt

Mark S. Lindbloom

Fredrick Marki

Portfolio Managers

Western Asset Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS CAPITAL U.S. INTERMEDIATE GOVERNMENT BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2010

	6 Months	1 Year	5 Year	10 Year	Since Inception[2]
Western Asset Management U.S. Government Portfolio
Class A	5.38	9.44	3.57	4.55	—
Class B	5.14	9.12	3.29	—	3.27
Class E	5.24	9.21	3.40	—	3.82
Barclays Capital U.S. Intermediate Government Bond Index	4.41	5.68	5.31	5.75	—

1 The Barclays Capital U.S. Intermediate Government Bond Index® includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities between one to ten years.

2 Inception dates of the Class A, Class B, and Class E shares are 10/31/94, 7/30/02 and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2010

Top Holdings

% of Net Assets
U.S. Treasury Notes	30.1
U.S. Treasury Bonds	8.1
Government National Mortgage Association	4.5
Federal Home Loan Mortgage Corp.	2.1
Citibank Credit Card Issuance Trust	1.9
Federal National Mortgage Association	1.9
Federal Home Loan Bank	1.5
General Electric Capital Corp.	1.1
Citigroup Funding, Inc.	0.9
Bank of America Corp.	0.8

Top Sectors

% of Net Assets
U.S. Treasury	38.5
Cash & Equivalents	38.0
Residential Mortgage-Backed	11.0
Government Agency	8.9
Asset-Backed	2.6
Index-Linked	0.7
Investment Grade Credit	0.3

MSF-3

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 through June 30, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management U.S. Government Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses paid during period* January 1, 2010 to June 30, 2010
Class A(a)	Actual	0.49%	$1,000.00	$1,053.76	$2.50
	Hypothetical	0.49%	$1,000.00	$1,022.33	$2.46

Class B(a)	Actual	0.74%	$1,000.00	$1,051.44	$3.76
	Hypothetical	0.74%	$1,000.00	$1,021.07	$3.71

Class E(a)	Actual	0.64%	$1,000.00	$1,052.35	$3.26
	Hypothetical	0.64%	$1,000.00	$1,021.58	$3.21

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

U.S. Government & Treasury Obligations—49.7% of Net Assets

Security Description	Par Amount	Value*

Federal Agencies—9.9%
Federal Home Loan Bank 1.000%, 12/28/11 (a)	$20,000,000	$20,119,040
5.250%, 12/11/20	12,000,000	13,676,508
Federal Home Loan Mortgage Corp. 0.310%, 12/29/11 (a)	12,000,000	11,991,192
0.516%, 09/03/10 (a)	25,000,000	24,995,975
1.375%, 01/09/13 (b)	7,440,000	7,516,282
3.142%, 01/01/35 (a)	52,452	54,767
4.500%, 04/15/32	304,579	313,076
5.000%, 08/01/33	180,707	192,093
5.751%, 05/01/37 (a)	116,465	124,338
5.799%, 02/01/37 (a)	48,326	51,558
5.805%, 05/01/37 (a)	141,317	150,580
6.000%, 10/01/10	11	11
6.500%, 08/01/13	5,722	6,041
6.500%, 03/01/26	1,918	2,128
6.500%, 07/01/26	12,409	13,770
7.000%, 07/01/11	1,295	1,342
8.000%, 12/01/19	6,925	7,418
8.000%, 07/01/20	16,792	18,536
8.000%, 09/01/30	12,946	14,927
8.500%, 06/15/21	87,391	97,947
9.000%, 10/01/17	2,383	2,685
Federal National Mortgage Association 1.500%, 06/26/13	8,900,000	8,997,393
4.000%, TBA	16,800,000	16,960,121
4.500%, 03/01/20	377,104	401,715
4.614%, 01/25/43 (a)	702,174	741,233
4.750%, 11/19/12	7,550,000	8,228,919
5.000%, 03/01/18	831,711	897,236
5.500%, 04/01/35	931,693	1,002,502
6.500%, 12/01/10	137	138
6.500%, 04/01/13	15,282	16,617
6.500%, 07/01/13	10,543	11,463
6.500%, 06/01/17	266,025	290,321
6.500%, 03/01/26	2,876	3,180
6.500%, 12/01/27	6,325	7,047
6.500%, 04/01/29	190,206	212,359
6.500%, 05/01/32	229,339	251,665
6.500%, 07/01/32	2,207,315	2,502,273
6.500%, 11/01/36	275,970	303,109
6.500%, 10/01/37	11,135	12,212
6.736%, 07/01/37 (a)	201,943	219,782
7.000%, 12/01/14	12,378	13,344
7.000%, 07/01/15	2,795	3,039
7.000%, 11/01/23	4,885	5,507
7.000%, 11/01/28	6,790	7,624
7.000%, 02/01/29	4,761	5,394
7.000%, 01/01/30	6,328	7,174
7.500%, 02/01/16	56,742	62,213
7.500%, 04/01/32	41,350	47,067
8.000%, 05/01/28	7,422	8,595
8.000%, 08/01/30	3,116	3,609
8.000%, 07/01/32	1,335	1,547
11.500%, 09/01/19	105	115

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 12.000%, 10/01/15	$22,963	$26,360
12.000%, 01/15/16	687	774
12.500%, 09/20/15	769	881
12.500%, 01/15/16	4,344	4,963
Government National Mortgage Association 4.000%, TBA	4,800,000	4,871,280
4.500%, TBA	53,700,000	55,931,879
5.000%, TBA	31,900,000	33,860,601
6.000%, 03/15/33	3,258,328	3,597,704
6.500%, 06/15/31	16,783	18,797
6.500%, 08/15/34	494,915	549,371
7.500%, 01/15/29	13,466	15,336
7.500%, 09/15/29	7,635	8,695
7.500%, 02/15/30	17,396	19,863
7.500%, 09/15/30	26,080	29,723
8.500%, 05/15/18	15,696	17,765
8.500%, 06/15/25	91,340	105,886
9.000%, 12/15/16	8,994	9,956

		219,644,561

Government Agency—1.0%
National Archives Facility Trust 8.500%, 09/01/19	4,321,941	5,267,798
Tennessee Valley Authority 5.250%, 09/15/39	1,580,000	1,746,676
The Financing Corp. Strips Zero Coupon, 06/27/11	13,949,000	13,831,284

		20,845,758

U.S. Treasury—38.8%
U.S. Treasury Bonds 3.500%, 02/15/39	15,360,000	14,267,996
4.250%, 05/15/39	8,440,000	8,923,983
4.375%, 11/15/39 (b)	5,530,000	5,969,806
4.500%, 08/15/39 (b)	21,840,000	24,054,707
4.625%, 02/15/40 (a)	27,010,000	30,360,915
8.000%, 11/15/21	65,000,000	94,534,375
U.S. Treasury Inflation Indexed Bonds (TIPS) 2.000%, 01/15/26 (b)	8,201,313	8,672,249
2.125%, 02/15/40	2,299,585	2,519,662
2.375%, 01/15/27 (b)	3,295,678	3,650,991
U.S. Treasury Notes 0.750%, 11/30/11 (b)	21,700,000	21,781,375
1.000%, 12/31/11 (a)	2,770,000	2,790,235
1.875%, 07/15/15	470	504
2.250%, 01/31/15 (b)	217,160,000	222,572,064
2.375%, 10/31/14	16,800,000	17,332,879
2.500%, 03/31/15	42,800,000	44,351,500
3.000%, 02/28/17	25,480,000	26,451,425
3.125%, 01/31/17 (b)	127,740,000	133,598,029
3.125%, 05/15/19	5,000,000	5,104,295
3.250%, 12/31/16	7,500,000	7,905,465
3.500%, 05/15/20	3,940,000	4,123,446
3.625%, 08/15/19	6,390,000	6,756,927

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

U.S. Government & Treasury Obligations—(Continued)

Security Description	Par Amount	Value*

U.S. Treasury—(Continued)
U.S. Treasury Notes 3.625%, 02/15/20 (b)	$164,120,000	$173,402,955

		859,125,783

Total U.S. Government & Treasury Obligations (Identified Cost $1,063,907,369)		1,099,616,102

Mortgage-Backed Securities—5.3%

Collateralized-Mortgage Obligation—5.3%
American Home Mortgage Assets 0.537%, 11/25/36 (a)	4,051,515	2,147,380
0.537%, 09/25/46 (a)	1,436,277	670,253
Banc of America Funding Corp. 3.044%, 06/20/35 (a)	638,862	319,030
5.791%, 10/25/36 (a)	45,181	40,889
Banc of America Mortgage Securities, Inc. 4.176%, 07/25/35 (a)	342,256	295,092
Bear Stearns Alt-A Trust 5.638%, 05/25/36 (a)	2,749,400	1,317,771
Citigroup Mortgage Loan Trust, Inc. 4.700%, 12/25/35 (a)	632,746	578,596
Countrywide Alternative Loan Trust 0.548%, 07/25/36 (a)	7,022,089	2,732,864
0.577%, 07/20/35 (a)	2,134,260	1,190,324
0.637%, 05/25/34 (a)	6,539,440	4,574,803
1.447%, 02/25/36 (a)	3,248,102	1,934,930
Countrywide Home Loan Mortgage Pass-Through Trust (144A) 0.707%, 03/25/35 (a)	289,105	236,710
0.767%, 07/25/36 (a)	2,898,367	2,179,409
Deutsche Mortgage Securities, Inc. (144A) 5.180%, 06/26/35 (a)	4,870,000	4,048,621
FDIC Structured Sale Gauranteed Notes (144A) 0.904%, 02/25/48 (a)	7,340,657	7,367,686
First Horizon Alternative Mortgage Securities 0.717%, 02/25/37 (a)	601,622	299,222
GMAC Mortgage Corp. Loan Trust 3.640%, 11/19/35 (a)	1,427,108	1,224,564
Greenpoint Mortgage Funding Trust 0.427%, 03/25/37 (a)	612,008	434,624
GSMPS Mortgage Loan Trust (144A) 0.697%, 01/25/35 (a)	747,083	615,950
0.697%, 09/25/35 (a)	962,506	770,798
0.747%, 06/25/34 (a)	1,310,658	1,068,465
4.693%, 06/25/34 (a)	7,148,871	6,141,507
GSR Mortgage Loan Trust 3.342%, 04/25/35 (a)	1,592,785	1,331,892
Harborview Mortgage Trust 0.498%, 03/19/38 (a)	721,561	391,802
0.528%, 11/19/46 (a)	269,442	136,355
0.548%, 10/19/37 (a)	652,230	361,390
Impac Secured Assets CMN Owner Trust 0.667%, 03/25/36 (a)	7,418,362	4,113,971
JPMorgan Mortgage Trust 4.559%, 07/25/34 (a)	911,059	921,207

Security Description	Par Amount	Value*

Collateralized-Mortgage Obligation—(Continued)
Lehman XS Trust 0.477%, 06/25/37 (a)	$558,651	$248,712
Luminent Mortgage Trust 0.537%, 05/25/46 (a)	4,705,524	2,219,577
MASTR Adjustable Rate Mortgages Trust 0.547%, 05/25/47 (a)	9,772,536	4,396,762
1.221%, 12/25/46 (a)	9,804,421	3,134,885
3.182%, 02/25/34 (a)	374,162	345,092
3.753%, 12/25/34 (a)	36,020	25,936
MASTR Reperforming Loan Trust (144A) 0.697%, 05/25/35 (a)	627,984	507,124
4.481%, 05/25/35 (a)	6,991,082	5,265,816
5.688%, 05/25/36 (a)	6,065,457	5,642,598
6.000%, 08/25/34	167,321	158,181
7.000%, 08/25/34	749,931	756,821
MASTR Seasoned Securities Trust 4.704%, 10/25/32 (a)	52,202	42,953
Merrill Lynch Mortgage Investors, Inc. 0.617%, 04/25/35 (a)	107,929	74,429
Morgan Stanley Mortgage Loan Trust 0.417%, 06/25/36 (a)	1,186,678	583,720
2.241%, 06/26/36 (a)	4,666,670	4,157,693
2.552%, 07/25/35 (a)	568,469	402,283
2.797%, 10/25/34 (a)	319,846	276,011
Nomura Asset Acceptance Corp. (144A) 6.500%, 03/25/34	72,217	71,005
Novastar Mortgage-Backed Notes 0.537%, 06/25/36 (a)	4,547,633	2,901,958
Provident Funding Mortgage Loan Trust 2.860%, 10/25/35 (a)	380,234	350,750
3.010%, 05/25/35 (a)	2,371,360	1,959,701
Residential Accredit Loans, Inc. 0.437%, 10/25/46 (a)	2,092,692	2,021,115
0.507%, 01/25/37 (a)	836,940	474,197
0.747%, 10/25/45 (a)	738,866	391,740
5.743%, 12/25/35 (a)	4,218,167	2,311,374
Residential Funding Mortgage Securities I 4.750%, 12/25/18	2,139,552	2,181,100
SACO I, Inc. (144A) 8.657%, 06/25/21 (a)	3,509,555	3,628,108
Structured Adjustable Rate Mortgage Loan Trust 3.644%, 05/25/35 (a)	7,985,830	6,660,987
Structured Asset Mortgage Investments, Inc. 0.527%, 09/25/37 (a)	4,349,378	2,276,455
0.527%, 07/25/46 (a)	477,728	251,352
0.557%, 08/25/36 (a)	325,661	179,457
Structured Asset Securities Corp. (144A) 0.697%, 04/25/35 (a)	5,477,590	4,381,327
0.747%, 09/25/33 (a)	85,780	69,482
4.693%, 06/25/35 (a)	325,915	270,685
Thornburg Mortgage Securities Trust 0.393%, 06/25/37 (a)	6,252,150	6,067,806
6.204%, 09/25/37 (a)	282,424	274,028
6.207%, 09/25/37 (a)	281,995	268,644
WaMu Mortgage Pass-Through Certificates 0.607%, 11/25/45 (a)	147,016	113,911

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Par Amount	Value*

Collateralized-Mortgage Obligation—(Continued)
WaMu Mortgage Pass-Through Certificates 0.617%, 12/25/45 (a)	$3,978,141	$2,989,812
0.637%, 12/25/45 (a)	313,720	209,414
0.667%, 08/25/45 (a)	364,100	284,020
0.747%, 08/25/45 (a)	748,150	474,499
1.171%, 06/25/47 (a)	393,651	231,295
2.723%, 04/25/35 (a)	100,000	80,610

		117,059,530

Commercial Mortgage-Backed Securities—0.0%
Banc of America Commercial Mortgage, Inc. 5.620%, 02/10/51	80,000	82,649

Total Mortgage-Backed Securities (Identified Cost $147,002,814)		117,142,179

Corporate Bonds & Notes—3.6%

Diversified Financial Services—3.6%
Bank of America Corp. 2.100%, 04/30/12 (b)	17,000,000	17,409,020
Citigroup Funding, Inc. 0.833%, 03/30/12 (a)	20,000,000	19,988,500
General Electric Capital Corp. 0.736%, 03/12/12 (a)	6,725,000	6,766,601
2.200%, 06/08/12 (b)	17,000,000	17,448,596
JPMorgan Chase & Co. 0.787%, 12/26/12 (a)	17,000,000	17,157,828

Total Corporate Bonds & Notes (Identified Cost $78,729,649)		78,770,545

Asset-Backed Securities—3.1%

Asset Backed—3.1%
AAMES Mortgage Investment Trust (144A) 0.497%, 08/25/35 (a)	56,811	56,376
ACE Securities Corp. 0.477%, 02/25/31 (a)	2,287,736	1,877,095
Amortizing Residential Collateral Trust 0.627%, 01/01/32 (a)	94,287	65,986
Bayview Financial Aquisition Trust 0.932%, 08/28/44 (a)	36,973	33,292
Bayview Financial Asset Trust (144A) 0.947%, 12/25/39 (a)	593,647	409,124
Bear Stearns Asset Backed Securities Trust 0.457%, 10/25/36 (a)	736,388	704,702
0.697%, 09/25/34 (a)	648,953	642,907
Citibank Credit Card Issuance Trust 2.250%, 12/23/14	42,000,000	42,748,730
Compucredit Acquired Portfolio Voltage Master Trust (144A) 0.520%, 09/15/18 (a)	2,668,222	2,357,157
Countrywide Home Equity Loan Trust 0.487%, 11/15/36 (a)	110,700	79,798

Security Description	Par Amount	Value*

Asset Backed—(Continued)
Countrywide Home Equity Loan Trust 0.490%, 12/25/31 (a)	$3,289,956	$1,473,414
0.630%, 02/15/34 (a)	537,351	274,745
0.640%, 02/15/34 (a)	352,878	173,291
0.720%, 12/15/28 (a)	247,526	193,603
0.900%, 08/15/37 (a)	608,308	467,114
EMC Mortgage Loan Trust (144A) 0.797%, 12/25/42 (a)	151,300	106,453
Fremont Home Loan Trust 0.447%, 08/25/36 (a)	281,476	161,736
GMAC Mortgage Corp. Loan Trust 0.527%, 07/25/36 (a)	1,268,925	681,051
0.557%, 11/25/36 (a)	6,977,838	2,795,287
GSAMP Trust 0.437%, 07/05/36 (a)	1,445,465	104,575
GSR Mortgage Loan Trust 0.617%, 11/25/30 (a)	1,290,702	104,024
IndyMac Seconds Asset Backed Trust 0.477%, 06/25/36 (a)	5,301,179	539,289
Lehman XS Trust 0.437%, 02/25/37 (a)	1,443,091	1,290,618
0.467%, 06/25/37 (a)	2,967,157	1,608,315
Morgan Stanley Mortgage Loan Trust 0.437%, 09/25/46 (a)	402,962	180,026
0.467%, 10/25/36 (a)	34,559	34,391
0.497%, 03/25/36 (a)	2,788,523	643,125
Nelnet Student Loan Trust 1.796%, 04/25/24 (a)	2,490,000	2,565,116
Option One Mortgage Loan Trust 0.927%, 06/25/33 (a)	194,380	146,910
Ownit Mortgage Loan Asset Backed Certificates 5.290%, 12/25/36 (a)	1,943,163	1,195,253
RAAC Series (144A) 0.617%, 05/25/36 (a)	3,323,120	1,843,335
SACO I, Inc. 0.477%, 06/25/36 (a)	2,474,497	456,844
0.597%, 07/25/35 (a)	19,454	18,729
0.607%, 06/25/36 (a)	38,707	12,696
0.647%, 04/25/36 (a)	962,174	160,706
Soundview Home Equity Loan Trust 5.645%, 10/25/36 (a)	2,007,910	1,563,176
Structured Asset Securities Corp. (144A) 0.457%, 02/25/36 (a)	2,862,016	119,546
WMC Mortgage Loan Pass-Through Certificates 0.978%, 07/20/29 (a)	51,723	44,748

Total Asset-Backed Securities (Identified Cost $91,431,601)		67,933,283

Options Purchased—0.0%
Security Description	Contracts	Value*

Call Options—0.0%
U.S. Treasury Notes 10 Year Futures @ 119.50	97	333,437

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Options Purchased—(Continued)

Security Description	Contracts	Value*

Put Options—0.0%
U.S. Treasury Notes 10 Year Futures @ 117	399	$49,875

Total Options Purchased (Identified Cost $341,034)		383,312

Preferred Stock—0.0%
Security Description	Shares	Value*

Thrifts & Mortgage Finance—0.0%
Federal Home Loan Mortgage Corp. (c)	150,025	51,008
Federal National Mortgage Association (c)	108,775	36,984

Total Preferred Stock (Identified Cost $6,470,000)		87,992

Short Term Investments—60.0%
Security Description	Par Amount	Value*

Discount Notes—23.1%
Federal Home Loan Bank 0.152%, 09/10/10	$45,800,000	45,786,451
0.188%, 09/22/10	50,000,000	49,981,555
Federal Home Loan Mortgage Corp. 0.053%, 07/13/10	90,000,000	89,993,700
0.144%, 08/03/10	30,000,000	29,994,775
0.192%, 08/26/10	50,000,000	49,985,222
0.170%, 09/20/10	50,000,000	49,983,125
0.184%, 10/13/10	25,000,000	24,988,083
0.226%, 10/26/10	50,000,000	49,967,500
0.207%, 11/17/10	25,000,000	24,980,212
0.282%, 01/25/11	20,000,000	19,967,067
International Bank for Reconstruction & Development 0.165%, 10/01/10	20,000,000	19,989,778
0.236%, 11/08/10	25,000,000	24,981,950

Security Description	Par Amount	Value*

Discount Notes—(Continued)
International Bank for Reconstruction & Development 0.214%, 11/12/10	$30,000,000	$29,977,680

		510,577,098

Mutual Funds—17.1%
State Street Navigator Securities Lending Prime Portfolio (d)	378,241,309	378,241,309

Repurchase Agreement—6.1%
Deutsche Bank Repurchase Agreement dated 06/30/10 at 0.010% to be repurchased at $123,100,034 on 07/01/10, collateralized by $125,971,000 Federal National Mortgage Association due 01/24/11 with a value of $125,561,997.	123,100,000	123,100,000
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/10 at 0.000% to be repurchased at $12,500,000 on 07/01/10, collateralized by $12,660,000 U.S. Treasury Note due 12/31/11 with a value of $12,754,950.	12,500,000	12,500,000

		135,600,000

U.S. Treasury—13.7%
U.S. Treasury Bill 0.173%, 11/04/10	160,000,000	159,869,800
0.184%, 11/18/10 (b)	144,160,000	144,056,349

		303,926,149

Total Short Term Investments (Identified Cost $1,328,273,617)		1,328,344,556

Total Investments—121.7% (Identified Cost $2,716,156,084) (e)		2,692,277,969
Liabilities in excess of other assets		(480,015,644)

Net Assets—100.0%		$2,212,262,325

(a)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2010.
(b)	All or a portion of the security was on loan. As of June 30, 2010, the market value of securities loaned was $385,230,292 and the collateral received consisted of cash in the amount of $378,241,309 and non-cash collateral with a value of $14,685,145. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(c)	Non-Income Producing.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	The aggregate cost of investments for federal income tax purposes as of June 30, 2010 was $2,716,156,084 and the composition of unrealized appreciation and depreciation of investment securities was $42,082,428 and $(65,960,543), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2010, the market value of 144A securities was $48,072,284, which is 2.2% of total net assets.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(TIPS)—	A Treasury Inflation Protected Security is a security with a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Futures Contracts

Futures Contracts-Long		Expiration Date	Number of Contracts	Contract Amount	Valuation as of June 30, 2010	Unrealized Appreciation/ (Depreciation)
U.S. Treasury Notes 5 Year Futures		9/30/2010	863	$100,787,860	$102,137,399	$1,349,539
U.S. Treasury Ultra Long Bond Futures		9/21/2010	160	21,375,856	21,730,000	354,144

Futures Contracts-Short
U.S. Treasury Notes 10 Year Futures		9/21/2010	(1,890)	(228,230,170)	(231,613,594)	(3,383,424)

Net Unrealized Depreciation						$(1,679,741)

Options Written

Options Written-Calls	Counterparty	Expiration Date	Number of Contracts	Premiums Received	Valuation as of June 30, 2010	Unrealized Appreciation
Eurodollar Futures 99.25	JPMorgan Chase	9/13/2010	(153)	$(68,353)	$(64,069)	$4,284
U.S. Treasury Notes 10 Year Futures 124.5	JPMorgan Chase	8/24/2010	(205)	(148,865)	(128,125)	20,740

Options Written-Puts
Eurodollar Futures 98.75	JPMorgan Chase	9/13/2010	(153)	(104,690)	(11,475)	93,215

Totals				$(321,908)	$(203,669)	$118,239

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between level 1 and level 2 deemed significant (greater than 10% of total assets), if any, will be disclosed following the valuation table below. For the period ended June 30, 2010, there were no transfers between levels 1 and 2. For information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value of the Portfolio’s investments as of June 30, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Corporate Bonds & Notes*	$—	$78,770,545	$—	$78,770,545
Total U.S. Government & Treasury Obligations*	—	1,099,616,102	—	1,099,616,102
Total Asset-Backed Securities*	—	67,933,283	—	67,933,283
Total Mortgage-Backed Securities*	—	117,142,179	—	117,142,179
Total Options Purchased*	383,312	—	—	383,312
Total Preferred Stock*	87,992	—	—	87,992
Short Term Investments
Discount Notes	—	510,577,098	—	510,577,098
Mutual Funds	378,241,309	—	—	378,241,309
Repurchase Agreement	—	135,600,000	—	135,600,000
U.S. Treasury	—	303,926,149	—	303,926,149
Total Short Term Investments	378,241,309	950,103,247	—	1,328,344,556
Total Investments	$378,712,613	$2,313,565,356	$—	$2,692,277,969

Futures Contracts**
Futures Contracts Long (Appreciation)	$1,703,683	$—	$—	$$1,703,683
Futures Contracts Short (Depreciation)	(3,383,424)	—	—	(3,383,424)
Total Futures Contracts	(1,679,741)	—	—	(1,679,741)

Written Options
Call Options Written	(192,194)	—	—	(192,194)
Put Options Written	(11,475)	—	—	(11,475)
Total Written Options	(203,669)	—	—	(203,669)

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures contracts are valued based on the unrealized appreciation/depreciation on the instrument.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Statement of Assets & Liabilities

June 30, 2010 (Unaudited)

Assets
Investments at value (a)(b)		$2,692,277,969
Cash		115,025
Receivable for:
Securities sold		205,820,454
Fund shares sold		2,114,427
Accrued interest		9,370,200

Total Assets		2,909,698,075
Liabilities
Payable for:
Securities purchased	$316,454,714
Fund shares redeemed	1,476,552
Futures variation margin	20,018
Collateral for securities loaned	378,241,309
Options written, at fair value (c)	203,669
Accrued expenses:
Management fees	836,398
Distribution and service fees	92,128
Deferred directors’ fees	15,014
Other expenses	95,948

Total Liabilities		697,435,750

Net Assets		$2,212,262,325

Net assets consists of:
Paid in surplus		$2,196,066,116
Undistributed net investment income		13,446,045
Accumulated net realized gains		28,189,780
Unrealized depreciation on investments		(25,439,616)

Net Assets		$2,212,262,325

Net Assets
Class A		$1,732,880,982
Class B		417,468,032
Class E		61,913,311

Capital Shares (Authorized) Outstanding
Class A (200,000,000)		143,028,025
Class B (55,000,000)		34,582,206
Class E (15,000,000)		5,126,312

Net Asset Value, Offering and Redemption Price Per Share
Class A		$12.12
Class B		12.07
Class E		12.08

(a)	Identified cost of investments was $2,716,156,084.
(b)	Includes securities on loan with a value of $385,230,292.
(c)	Premiums received on written options were $321,908.

Statement of Operations

Six months ended June 30, 2010 (Unaudited)

Investment Income
Interest (a)		$18,642,188

Expenses
Management fees	$4,454,485
Distribution and service fees—Class B	476,474
Distribution and service fees—Class E	47,106
Directors’ fees and expenses	20,165
Custodian and accounting	80,274
Audit and tax services	11,950
Legal	2,924
Shareholder reporting	76,521
Insurance	10,748
Miscellaneous	12,737

Total expenses	5,193,384
Management fee waivers	(74,384)	5,119,000

Net Investment Income		13,523,188

Net Realized and Unrealized Gain
Net realized gain on:
Investments	11,337,689
Futures contracts	16,499,726
Options	18,214	27,855,629

Net change in unrealized appreciation on:
Investments	56,026,140
Futures contracts	2,199,216
Options	126,782	58,352,138

Net realized and unrealized gain		86,207,767

Net Increase in Net Assets From Operations		$99,730,955

(a)	Includes income on securities loaned of $193,759.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$13,523,188	$43,671,969
Net realized gain	27,855,629	22,872,526
Net change in unrealized appreciation (depreciation)	58,352,138	(2,882,037)

Increase in net assets from operations	99,730,955	63,662,458

From Distributions to Shareholders
Net investment income
Class A	(36,519,996)	(46,093,982)
Class B	(9,633,594)	(12,466,871)
Class E	(1,629,081)	(2,965,636)

	(47,782,671)	(61,526,489)

Net realized capital gain
Class A	(3,850,000)	0
Class B	(1,112,791)	0
Class E	(181,585)	0

	(5,144,376)	0

Total distributions	(52,927,047)	(61,526,489)

Increase in net assets from capital share transactions	485,577,787	358,803,781

Total increase in net assets	532,381,695	360,939,750

Net Assets
Beginning of the period	1,679,880,630	1,318,940,880

End of the period	$2,212,262,325	$1,679,880,630

Undistributed Net Investment Income
End of the period	$13,446,045	$47,705,528

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	38,391,247	$455,928,121	30,332,874	$353,242,963
Reinvestments	3,426,994	40,369,996	4,043,332	46,093,982
Redemptions	(4,920,697)	(59,114,695)	(11,228,204)	(132,056,669)

Net increase	36,897,544	$437,183,422	23,148,002	$267,280,276

Class B
Sales	6,656,074	$79,582,337	12,918,419	$150,972,609
Reinvestments	915,365	10,746,385	1,096,471	12,466,871
Redemptions	(3,165,612)	(37,865,767)	(5,656,824)	(66,099,386)

Net increase	4,405,827	$52,462,955	8,358,066	$97,340,094

Class E
Sales	242,607	$2,900,284	606,852	$7,118,191
Reinvestments	154,099	1,810,666	260,830	2,965,636
Redemptions	(733,452)	(8,779,540)	(1,357,550)	(15,900,416)

Net decrease	(336,746)	$(4,068,590)	(489,868)	$(5,816,589)

Increase derived from capital share transactions		$485,577,787		$358,803,781

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.86		$11.92	$12.48	$12.30	$12.22	$12.43

Income (Loss) From Investment Operations
Net investment income	0.09	(a)	0.36 (a)	0.50 (a)	0.57 (a)	0.46	0.19
Net realized and unrealized gain (loss) on investments	0.54		0.13	(0.53)	(0.05)	0.03	0.01

Total from investment operations	0.63		0.49	(0.03)	0.52	0.49	0.20

Less Distributions
Distributions from net investment income	(0.33)		(0.55)	(0.53)	(0.34)	(0.41)	(0.17)
Distributions from net realized capital gains	(0.04)		0.00	0.00	0.00	0.00	(0.24)

Total distributions	(0.37)		(0.55)	(0.53)	(0.34)	(0.41)	(0.41)

Net Asset Value, End of Period	$12.12		$11.86	$11.92	$12.48	$12.30	$12.22

Total Return (%)	5.38	(b)	4.33	(0.36)	4.35	4.16	1.72

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.50	(c)	0.52	0.52	0.54	0.58	0.61
Net ratio of expenses to average net assets (%) (d)	0.49	(c)	0.52	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.50	(c)	3.04	4.12	4.66	4.36	3.00
Portfolio turnover rate (%)	286	(c)	262	436	685	835	964
Net assets, end of period (in millions)	$1,732.88		$1,259.02	$989.32	$1,032.05	$886.81	$471.70

	Class B
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.81		$11.87	$12.43	$12.25	$12.16	$12.38

Income (Loss) From Investment Operations
Net investment income	0.07	(a)	0.32 (a)	0.46 (a)	0.54 (a)	0.44	0.25
Net realized and unrealized gain (loss) on investments	0.53		0.14	(0.52)	(0.05)	0.02	(0.08)

Total from investment operations	0.60		0.46	(0.06)	0.49	0.46	0.17

Less Distributions
Distributions from net investment income	(0.30)		(0.52)	(0.50)	(0.31)	(0.37)	(0.15)
Distributions from net realized capital gains	(0.04)		0.00	0.00	0.00	0.00	(0.24)

Total distributions	(0.34)		(0.52)	(0.50)	(0.31)	(0.37)	(0.39)

Net Asset Value, End of Period	$12.07		$11.81	$11.87	$12.43	$12.25	$12.16

Total Return (%)	5.14	(b)	4.08	(0.53)	4.03	3.91	1.39

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	(c)	0.77	0.77	0.79	0.83	0.86
Net ratio of expenses to average net assets (%) (d)	0.74	(c)	0.77	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.26	(c)	2.79	3.87	4.41	4.08	2.76
Portfolio turnover rate (%)	286	(c)	262	436	685	835	964
Net assets, end of period (in millions)	$417.47		$356.30	$258.92	$226.69	$182.47	$117.26

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.82		$11.88	$12.44	$12.26	$12.18	$12.38

Income (Loss) From Investment Operations
Net investment income	0.08	(a)	0.34 (a)	0.48 (a)	0.55 (a)	0.54	0.34
Net realized and unrealized gain (loss) on investments	0.53		0.14	(0.53)	(0.05)	(0.07)	(0.15)

Total from investment operations	0.61		0.48	(0.05)	0.50	0.47	0.19

Less Distributions
Distributions from net investment income	(0.31)		(0.54)	(0.51)	(0.32)	(0.39)	(0.15)
Distributions from net realized capital gains	(0.04)		0.00	0.00	0.00	0.00	(0.24)

Total distributions	(0.35)		(0.54)	(0.51)	(0.32)	(0.39)	(0.39)

Net Asset Value, End of Period	$12.08		$11.82	$11.88	$12.44	$12.26	$12.18

Total Return (%)	5.24	(b)	4.19	(0.43)	4.13	3.97	1.58

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	(c)	0.67	0.67	0.69	0.73	0.76
Net ratio of expenses to average net assets (%) (d)	0.64	(c)	0.67	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.37	(c)	2.94	3.98	4.51	4.13	2.74
Portfolio turnover rate (%)	286	(c)	262	436	685	835	964
Net assets, end of period (in millions)	$61.91		$64.56	$70.71	$91.64	$102.22	$117.41

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The Western Asset Management U.S. Government Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the

MSF-15

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

Financial futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to amortization and accretion of debt securities, paydown reclasses, futures transactions, and TIPS adjustments. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality

MSF-16

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

U.S. dollar- denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Mortgage Dollar Rolls:

The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells TBA mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a court determination, a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities sold.

Mortgage Related and Other Asset-Backed Securities:

The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgaged obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although some mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the

MSF-17

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Sale Commitments:

The Portfolio may enter into to-be-announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation”.

Forward Commitments and When-Issued and Delayed-Delivery Securities:

The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2010	% per Annum	Average daily net assets
$4,454,485	0.550%	Of the first $500 million
	0.450%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Western Asset Management Co. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2010 to April 30, 2011, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per Annum Reduction	Average daily net assets
0.050%	On amounts over $200 million and under $500 million

MSF-18

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

An identical expense agreement was in place for the period December 1, 2009 through April 30, 2010. Amounts waived for the six months ended June 30, 2010 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife Advisers is an affiliate of MetLife and MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2010 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$1,993,040,611	$235,875,236	$1,761,948,341	$121,002,541

Options Written:

The Portfolio transactions in options written during the six months ended June 30, 2010 were as follows:

Call Options	Number of contracts	Premiums received
Options outstanding December 31, 2009	510	$259,080
Options written	1,007	442,243
Options closed	(805)	(395,756)
Options expired	(354)	(88,349)

Options outstanding June 30, 2010	358	$217,218

Put Options	Number of contracts	Premiums received
Options outstanding December 31, 2009	354	$201,762
Options written	463	99,933
Options closed	(510)	(175,849)
Options expired	(154)	(21,156)

Options outstanding June 30, 2010	153	$104,690

MSF-19

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

5.	DERIVATIVE INSTRUMENTS

Authoritative accounting guidance requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Future contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Options:

An option contract purchased by a Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by a Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by a Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instrument if there is an illiquid secondary market for the option contract, or if the counterparty to the option contract is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When a Portfolio writes a call option on a security it does not own, it’s exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

MSF-20

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily based on the option’s quoted market price. When an option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying instrument. Option activity for the six months ended June 30, 2010 is indicated in Note 4 of Notes to Financial Statements.

Disclosures About Derivative Instruments and Hedging Activities:

At June 30, 2010, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives			Liability Derivatives
Risks	Statement of Assets & Liabilities Location	Fair Value		Statement of Assets & Liabilities Location	Fair Value
Interest Rate Contracts	Net Assets—Unrealized appreciation on investments	$1,703,683	*	Net Assets—Unrealized depreciation on investments	$(3,383,424)*
Interest Rate Contracts				Payables—Options Written, at value	(203,669)

Total		$1,703,683			$(3,587,093)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets & Liabilities.

Transactions in derivative instruments during the year ended June 30, 2010, were as follows:

Location	Interest Rate Contracts
Statement of Operations—Net Realized Gain (Loss)
Futures Contracts	$16,499,726
Options	18,214

Total	$16,517,940

Statement of Operations—Net Change in Unrealized Gain (Loss)
Futures Contracts	$2,199,216
Options	126,782

Total	$2,325,998

Average Contract Amount(a)	Interest Rate Contracts
Futures Contracts	$262,837,921

(a)	Averages are based on activity levels at each quarter-end period during 2010.

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard trades, the Portfolio restricts its exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default

MSF-21

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$61,526,489	$58,953,835	$—	$—	$—	$—	$61,526,489	$58,953,835

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Unrealized Depreciation	Loss Carryforwards	Total
$52,842,900	$—	$(83,438,432)	$—	$(30,595,532)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future realized capital gains. As of December 31, 2009, the Portfolio had no capital loss carryforwards.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$—

8.	RECENT ACCOUNTING PRONOUNCEMENT

The Portfolio adopted Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”, effective March 31, 2010. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

9.	SUBSEQUENT EVENT

Management completed an evaluation of the impact of all subsequent events on the Portfolio’s financial statements and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

MSF-22

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-23

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2010, the Class A shares of the Zenith Equity Portfolio returned -8.48%, compared to its benchmark, the Standard & Poor’s (S&P) 500 Index1, which returned -6.65%.

MARKET ENVIRONMENT/CONDITIONS

After a strong start in 2010, common stocks fell sharply from May onward due to concerns about the overall economy and the sovereign debt crisis in Europe. The S&P 500 Index fell 6.65% during the six month period ending June 2010. The index’s second quarter return of -11.40% broke the streak of four straight quarters of positive returns. During the first half of 2010, stocks of larger companies generally fell more than the stocks of mid and smaller sized companies and growth style stocks fell more than value style stocks. The consumer and industrial sectors, while both down for the period, held up better than the energy, technology, and materials sector.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio is a ‘fund of funds’ consisting of underlying portfolios of the Metropolitan Series Fund and the Met Investors Series Trust: the FI Value Leaders Portfolio, the Jennison Growth Portfolio, and the Pioneer Fund Portfolio. The Portfolio was rebalanced on a quarterly basis to maintain approximate equal weightings among the component Portfolios.

Each of the Portfolio’s component Portfolios declined more than the broad market as measured by the S&P 500 during the six month period, although the Jennison Growth Portfolio—consistent with its growth style—detracted the most. Jennison’s overall stock selection in several sectors detracted from performance. They owned Baxter International and Gilead in health care, and owned Goldman Sachs in the Financials sector, all of which declined more than the market. Within the FI Value Leaders Portfolio, stock selection in the Financials, Health Care and Information Technology sectors detracted from relative performance. The overweight in oil and gas producer Anadarko Petroleum was the largest Portfolio detractor. Anadarko shares fell more than 50% as oil and oil services stocks retreated due to the uncertainty of future legislation on deep water drilling in the wake of the BP oil spill. Pioneer was hurt mostly by its stock selection, especially in the Financial Services and Materials sectors. In Financial Services, they owned several money management firms, including T. Rowe Price Group and Franklin Resources. While returning over 50% in 2009, these stocks declined more than both the broad market and its Financial Services sector during 2010. In the Materials sector, the Portfolio’s allocation to aluminum giant Alcoa, Inc., which was hurt by a weaker outlook for the economy, and not owning gold miner Newmont Mining Corp., which surged over the period as nervous investors sought the perceived safety of gold detracted from performance.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the advisory firm as of June 30, 2010 and are subject to change at any time based upon economic, market, or other conditions. MetLife Advisers undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation, or country diversification (or that of the underlying portfolios used in the Portfolio) is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2010

	6 Months	1 Year	5 Year	10 Year
Zenith Equity Portfolio	-8.48	13.20	-1.60	-1.19
S&P 500 Index	-6.65	14.43	-0.79	-1.59

1 The Standard & Poor’s (S&P) 500® Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2010

Top Holdings

% of Net Assets
Pioneer Fund Portfolio, (Class A)	33.8
Jennison Growth Portfolio, (Class A)	33.6
FI Value Leaders Portfolio, (Class A)	32.6

MSF-2

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 through June 30, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Zenith Equity Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses paid during period* January 1, 2010 to June 30, 2010
Class A(a)	Actual	0.66%	$1,000.00	$915.21	$3.13
	Hypothetical	0.66%	$1,000.00	$1,021.48	$3.31

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Zenith Equity Portfolio and the underlying Portfolios in which it invests.

MSF-3

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Schedule of Investments as of June 30, 2010 (Unaudited)

Mutual Funds—100.0%

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
FI Value Leaders Portfolio, (Class A) (a)	1,304,857	$149,262,579
Jennison Growth Portfolio, (Class A) (a)	15,783,072	153,727,121
Pioneer Fund Portfolio, (Class A) (b)	13,755,144	154,607,815

Total Mutual Funds (Identified Cost $584,222,821)		457,597,515

Total Investments—100.0% (Identified Cost $584,222,821) (c)		457,597,515
Liabilities in excess of other assets		(42,439)

Net Assets—100.0%		$457,555,076

(a)	A Portfolio of Metropolitan Series Fund, Inc.
(b)	A Portfolio of Met Investors Series Trust.
(c)	The aggregate cost of investments for federal income tax purposes as of June 30, 2010 was $584,222,821 and the unrealized depreciation of investment securities was $(126,625,306).

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between level 1 and level 2 deemed significant (greater than 10% of total assets), if any, will be disclosed following the valuation table below. For the period ended June 30, 2010, there were no transfers between levels 1 and 2. For information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value of the Portfolio’s investments as of June 30, 2010:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$457,597,515	$—	$—	$457,597,515
Total Investments	$457,597,515	$—	$—	$457,597,515

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Statement of Assets & Liabilities

June 30, 2010 (Unaudited)

Assets
Affiliated investments at value (a)		$457,597,515
Receivable for:
Securities sold		484,854
Fund shares sold		6,137

Total Assets		458,088,506
Liabilities
Payable for:
Fund shares redeemed	$490,990
Accrued expenses:
Deferred directors’ fees	27,673
Other expenses	14,767

Total Liabilities		533,430

Net Assets		$457,555,076

Net assets consists of:
Paid in surplus		$614,830,317
Undistributed net investment income		5,275,854
Accumulated net realized losses		(35,925,789)
Unrealized depreciation on investments		(126,625,306)

Net Assets		$457,555,076

Net Assets
Class A		$457,555,076

Capital Shares (Authorized) Outstanding
Class A (3,000,000)		1,789,843

Net Asset Value, Offering and Redemption Price Per Share
Class A		$255.64

(a)	Identified cost of investments was $584,222,821.

Statement of Operations

Six months ended June 30, 2010 (Unaudited)

Investment Income
Dividends from Underlying Portfolios		$5,349,433

Expenses
Directors’ fees and expenses	4,202
Custodian and accounting	11,129
Audit and tax services	9,000
Legal	820
Miscellaneous	3,166

Total expenses		28,317

Net Investment Income		5,321,116

Net Realized and Unrealized Loss
Net realized loss on:
Investments		(3,971,630)
Net change in unrealized depreciation on:
Investments		(43,286,364)

Net realized and unrealized loss		(47,257,994)

Net Decrease in Net Assets From Operations		$(41,936,878)

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$5,321,116	$8,382,345
Net realized (loss)	(3,971,630)	(16,472,621)
Net change in unrealized appreciation (depreciation)	(43,286,364)	135,418,977

Increase (decrease) in net assets from operations	(41,936,878)	127,328,701

From Distributions to Shareholders
Net Investment Income	(8,089,578)	(27,074,881)
Net realized capital gain	0	(66,972,312)

Total distributions	(8,089,578)	(94,047,193)

Increase (decrease) in net assets from capital share transactions	(21,668,423)	40,977,460

Total increase (decrease) in net assets	(71,694,879)	74,258,968

Net Assets
Beginning of the period	529,249,955	454,990,987

End of the period	$457,555,076	$529,249,955

Undistributed Net Investment Income
End of the period	$5,275,854	$8,044,316

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Sales	14,952	$4,233,055	42,840	$10,865,006
Reinvestments	26,614	8,089,578	449,771	94,047,193
Redemptions	(118,905)	(33,991,056)	(251,971)	(63,934,739)

Net increase (decrease)	(77,339)	$(21,668,423)	240,640	$40,977,460

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Six months ended June 30, 2010		Year ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$283.45		$279.73	$468.93	$448.85	$416.68	$381.97

Income (Loss) From Investment Operations
Net investment income	2.92	(a)	4.55 (a)	7.34 (a)	2.91 (a)	3.40	2.29
Net realized and unrealized gain (loss) on investments	(26.24)		59.16	(183.50)	20.66	31.01	35.94

Total from investment operations	(23.32)		63.71	(176.16)	23.57	34.41	38.23

Less Distributions
Distributions from net investment income	(4.49)		(17.27)	(10.38)	(3.49)	(2.24)	(3.52)
Distributions from net realized capital gains	0.00		(42.72)	(2.66)	0.00	0.00	0.00

Total distributions	(4.49)		(59.99)	(13.04)	(3.49)	(2.24)	(3.52)

Net Asset Value, End of Period	$255.64		$283.45	$279.73	$468.93	$448.85	$416.68

Total Return (%)	(8.48	)(b)	30.41	(38.52)	5.26	8.28	10.15

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.01	(d)	0.02	0.01	0.01	0.01	0.01
Ratio of net investment income to average net assets (%) (e)	2.06	(d)	1.80	1.92	0.62	0.72	0.52
Portfolio turnover rate (%)	4	(d)	5	17	11	6	5
Net assets, end of period (in millions)	$457.56		$529.25	$454.99	$852.98	$937.98	$996.86

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	The ratio of expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(d)	Computed on an annualized basis.
(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The Zenith Equity Portfolio (the “Asset Allocation Portfolio”) is a diversified series of the fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although not all Portfolios are available to all such separate accounts.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Valuation:

Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes:

It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to capital loss carryforwards, post October loss deferral and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

MSF-8

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Asset Allocation Portfolio does not directly pay MetLife Advisers an investment advisory fee for its services, but indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife Advisers is an affiliate of MetLife and MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Asset Allocation Portfolio for the six months ended June 30, 2010 were $10,165,083 and $34,614,443, respectively.

5.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the six months ended June 30, 2010 were as follows:

Underlying Portfolio (Class A)	Number of shares held as of December 31, 2009	Shares Purchased	Shares Sold	Number of shares held as of June 30, 2010
FI Value Leaders Portfolio	1,393,395	20,543	109,081	1,304,857
Jennison Growth Portfolio	16,346,236	383,266	946,430	15,783,072
Pioneer Fund Portfolio	14,333,327	246,490	824,673	13,755,144

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of June 30, 2010
FI Value Leaders Portfolio	$(2,230,920)	$0	$2,738,929	$149,262,579
Jennison Growth Portfolio	743,819	0	1,038,496	153,727,121
Pioneer Fund Portfolio	(2,485,000)	0	1,572,009	154,607,815

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$27,231,226	$18,168,336	$66,815,967	$4,644,866	$—	$—	$94,047,193	$22,813,202

MSF-9

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Notes to Financial Statements—June 30, 2010 (Unaudited)—(Continued)

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total
$8,073,255	$—	$(94,163,885)	$(19,575,090)	$(105,665,720)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future realized capital gains. As of December 31, 2009, the Asset Allocation Portfolio had capital loss carryforwards of $19,575,090 expiring on December 31, 2017.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Asset Allocation Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$(1,554,126)

7.	RECENT ACCOUNTING PRONOUNCEMENT

The Portfolio adopted Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”, effective March 31, 2010. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

8.	SUBSEQUENT EVENTS

Management completed an evaluation of the impact of all subsequent events on the Portfolio’s financial statements and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

MSF-10

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling 1-800-638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-11

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

Included in reports to Shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors since the registrant last provided disclosure in response to this Item.

Item 11.	Controls and Procedures.

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(2)	Certifications required by Rule 30a-2(a) under the Act.

(3)	Not applicable.

(b)	Certification required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

METROPOLITAN SERIES FUND, INC.

By:	/s/ Elizabeth M. Forget
Name:	Elizabeth M. Forget
Title:	President
Date:	August 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Elizabeth M. Forget
Name:	Elizabeth M. Forget
Title:	President
Date:	August 27, 2010

By:	/s/ Peter H. Duffy
Name:	Peter H. Duffy
Title:	Treasurer
Date:	August 27, 2010

EXHIBIT LIST

Exhibit 12(a)(2)(a):	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act

Exhibit 12(a)(2)(b):	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act

Exhibit 12(b):	Certification required by Rule 30a-2(b) under the Act